UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07803

Name of Registrant: Vanguard Scottsdale Funds
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2015 – August 31, 2016

Item 1: Reports to Shareholders

Annual Report | August 31, 2016

Vanguard Explorer Value™ Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisors’ Report.	6
Fund Profile.	10
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard Explorer Value Fund returned more than 11% for the 12 months ended August 31, 2016, trailing the nearly 13% result for the benchmark Russell 2500 Value Index but exceeding the nearly 10% average return of its peer small-capitalization value funds.

• Value stocks outperformed their growth brethren for the period, and large-cap stocks topped mid- and small-caps. Seven of Explorer Value’s industry sectors recorded gains, six of them in double digits. Health care and consumer discretionary were the only sectors to decline.

• The fund advisors’ information technology and energy stocks performed especially well versus their benchmark counterparts. Although financial stocks added the most to Explorer Value’s absolute return, they lagged those in the benchmark. The fund’s consumer staples stocks returned more than 40%, but its light exposure to the sector limited the positive effect.

Total Returns: Fiscal Year Ended August 31, 2016
Total
Returns
Vanguard Explorer Value Fund	11.41%
Russell 2500 Value Index	12.79
Small-Cap Value Funds Average	9.80
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Inception Through August 31, 2016
Average
Annual Return
Explorer Value Fund (Returns since inception: 3/30/2010)	12.35%
Russell 2500 Value Index	11.42
Small-Cap Value Funds Average	10.10
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Explorer Value Fund	0.65%	1.33%

The fund expense ratio shown is from the prospectus dated December 22, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the fund’s expense ratio was 0.57%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Small-Cap Value Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Even as the global economy continued to expand at a slow but sustained pace over the 12 months ended August 31, 2016, a series of disquieting developments highlighted the importance for investors of remaining disciplined.

Chief among them was “Brexit”—the British public’s vote to exit the European Union—but plenty of others moved the markets as well. We saw sharp ups and downs in the prices of oil and other commodities, choppy U.S. job numbers, shifting expectations about when the Federal Reserve might raise interest rates again, and decreases in already negative yields for European and Japanese government bonds.

Beyond being the end of the fiscal period, August marked a milestone: 40 years since Vanguard introduced the first index mutual fund. In ways that are perhaps still not fully appreciated, indexing has vastly improved investing for individuals, advisors, and institutions all over the world. Later in this letter, I’ll discuss the revolution wrought by what was initially a little-heralded new fund from a fledgling outfit in Valley Forge, Pennsylvania.

Brexit added another layer of uncertainty for investors

I think it’s fair to say that the momentous June 23 Brexit vote caught even the British off guard. Although we saw some market jitters in the run-up to the referendum, the unexpected outcome triggered a spike in volatility worldwide. Stocks around the world lost 5%–10% in U.S. dollar terms in the first two trading sessions following the vote, with U.K. and European markets among the hardest hit; global bonds, though, headed in the other direction. It was a textbook illustration of the value of having a diversified portfolio.

That kind of volatility can push investors to “do something.” But some of the worst days in the stock markets are sometimes followed by some of the best—as happened at the end of June. Investors who scrambled to protect their portfolios by shedding stocks amid headlines warning of a global market meltdown may well have ended up locking in post-Brexit losses, then missing out on the strong rebound that took place just days later. Those headlines were noise that investors would have been better off tuning out. I’m pleased to say that Vanguard investors on the whole did just that—we continued to see cash flows into our funds in the days after the vote.

For the 12 months, stocks generally finished higher, with U.S. stocks up more than 11% and international stocks about 3% for U.S.-based investors.

In a surprise, bonds turned in a solid performance that few would have predicted a year ago. It seemed as if rates had fallen so far that they couldn’t go any lower, but many did. Central banks in a number of European countries and Japan set key monetary policy rates below zero.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	11.69%	12.02%	14.60%
Russell 2000 Index (Small-caps)	8.59	8.53	12.85
Russell 3000 Index (Broad U.S. market)	11.44	11.74	14.46
FTSE All-World ex US Index (International)	3.37	2.59	3.72

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.97%	4.37%	3.24%
Barclays Municipal Bond Index (Broad tax-exempt market)	6.88	6.47	4.80
Citigroup Three-Month U.S. Treasury Bill Index	0.18	0.05	0.06

CPI
Consumer Price Index	1.06%	0.98%	1.23%

These policies held down short-term rates, while more muted expectations for global growth and inflation weighed on longer-term rates.

Yields in the United States weren’t quite as low as in many developed countries. The Fed raised the federal funds target rate only once, in December, to a slim 0.25%–0.5%. Further out on the maturity spectrum, the bellwether 10-year U.S. Treasury yield dropped in early July to a record low 1.36%, before moving back up a little to end the period at 1.58%. Over the 12 months, U.S. bonds returned about 6%, and international bonds returned even more—about 11%—for U.S.-based investors, again underscoring the markets’ unpredictability and the merits of diversification.

Over the years, many investors have embraced the pluses of indexing

Market upsets like Brexit aren’t rare occurrences. Fortunately, indexing has proved to be a durable behavioral tool to help keep investors from making bad financial decisions when upsets happen. In fact, this is one of indexing’s less appreciated benefits: Holding index funds as part of a broadly diversified portfolio can counterbalance that tendency to react to news headlines. When times are volatile, you’ll know you might have some exposure to a part of the market that has dropped, but also to other parts that may be holding up better.

Vanguard’s launch of the First Index Investment Trust, now Vanguard 500 Index Fund, initially met with a frosty reception. Its mandate to track the performance of a broadly diversified benchmark at a low cost seemed underwhelming to an investing public accustomed to funds that offered the chance to outperform. Investors have since come around, as experience has demonstrated the benefits of low costs and broad diversification.

Indexing accounted for about 30% of U.S. mutual fund and exchange-traded fund (ETF) assets at the end of 2015, according to the Investment Company Institute. Some now even proclaim the “triumph of indexing,” implying that it’s the only way to invest.

In our view, the rise of indexing has served to underscore an investment principle that long predates 1976: A long-term, low-cost, diversified approach gives investors the best chance for success. That’s true whether the investments you choose are indexed or actively managed—or both.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 9, 2016

Advisors’ Report

For the fiscal year ended August 31, 2016, Vanguard Explorer Value Fund returned 11.41%, behind the return of its benchmark, the Russell 2500 Value Index, but ahead of the average return of its small-capitalization value peers. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

Please note that as of June, Sterling Capital Management LLC is no longer an advisor to the Explorer Value Fund. The assets formerly managed by Sterling have been allocated between Frontier Capital Management Co., LLC, and Cardinal Capital Management, L.L.C.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the 12 months and of how their portfolio positioning reflects this assessment. (Please note that the Frontier discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on September 20, 2016.

Vanguard Explorer Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Frontier Capital Management Co.,	49	184	The advisor selects stocks by identifying companies it
LLC			believes are underpriced relative to their long-term
			value. These companies are generally inexpensive and
			have low price-to-book and price-to-earnings ratios.
Cardinal Capital Management,	47	176	The advisor seeks stocks that are able to generate
L.L.C.			excess cash flow and reinvest the cash to increase
			shareholder value.
Cash Investments	4	17	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

6

Frontier Capital Management Co., LLC

Portfolio Managers: Thomas W. Duncan, Jr., Senior Vice President William A. Teichner, CFA, Senior Vice President

Our performance was primarily helped by strong stock selection and positive sector selection and driven by holdings in financial services, consumer discretionary, and technology.

The portfolio’s ten best contributors added, on average, about 90 basis points each to absolute performance. They comprised four financial stocks, two companies each from consumer discretionary and producer durables, one from materials and processing, and one from technology. The financial stocks consisted of two banks, an insurance firm, and a real estate investment trust.

The top contributor was Central Garden & Pet, a producer and distributor of products to the lawn and garden and pet supplies industries. The stock added about 140 basis points to performance. The company has met or exceeded consensus revenue and earnings estimates in recent quarters and has steadily increased its earnings outlook. It has benefited from organic revenue growth, acquisitions, improved operating profitability, its exit from a money-losing business, and lower interest expense.

Central Garden & Pet has been transformed since 2013, when John Ranelli became CEO and began focusing the company on product innovation, operational efficiency, increased shelf space in stores, and lowered expenses. Board member George Roeth was appointed CEO upon Mr. Ranelli’s retirement in June 2016.

We expect Mr. Roeth, who has many years of experience at consumer-related product companies, to continue on the firm’s path of solid execution.

The portfolio’s ten largest detractors trimmed, on average, about 50 basis points each from performance. They comprised two holdings each from producer durables, consumer discretionary, technology, and energy, along with one from health care and one from materials and processing.

The largest detractor was Celadon Group, a provider of truckload freight transportation, which hindered performance by about 80 basis points. Sluggish industry freight volumes and some pricing pressure have dampened the company’s earnings. Investors have also been concerned about the volatility and distraction of a noncore business that primarily sells used trucks. As a result, Celadon has refocused on improving profitability and transforming its ancillary business into one with a more consistent income stream less reliant on equipment sales.

In addition, new federal regulations that take effect late next year should benefit the company by tightening industry capacity. For safety reasons, these rules require commercial vehicles to install electronic

7

logging devices to help make sure that drivers do not exceed allowable hours of service. Less capable drivers and firms that do not comply would be forced to exit the industry.

We believe that Celadon stock, at $8 per share, is attractive. It sells at less than 70% of tangible book value and five times our estimate of potential earnings over the next several years. Historically, Celadon has traded at median multiples of nearly two times tangible book and 15 times earnings.

During the fiscal year, we bought 21 new stocks and sold 20 holdings. Our purchases were spread across six sectors, and our sales were across eight. The net effect was an increase in consumer discretionary, energy, materials and processing, and producer durables, and a reduction in health care, technology, and utilities. As is usual for the portfolio, the changes were for company-specific reasons, rather than sector positioning.

Cardinal Capital Management, L.L.C.

Portfolio Managers:

Eugene Fox III,
Managing Partner

Robert B. Kirkpatrick, CFA,
Managing Partner

Rachel D. Matthews, Partner

U.S. economic data were mixed during the fiscal year, although better than for most other developed economies.

Returns for small- and mid-capitalization stocks were volatile despite ending with double-digit gains.

In December, the Federal Reserve finally took its first step to normalize interest rates, raising the federal funds rate by 0.25 percentage point. Although the move was well-telegraphed, equity markets corrected early in 2016; they then recovered and rose until U.K. voters, in the June “Brexit” referendum, chose to leave the European Union. Although Brexit surprised the markets and increased economic and political uncertainty, U.S. equities quickly recovered and continued to perform well despite concerns that Europe’s economic environment is likely to deteriorate and that growth rates in China are still slowing.

The primary relative detractors were stock selection in financials, information technology, and materials and a lack of holdings in utilities. Shares of Affiliated Managers Group, a global asset management holding company with investments in boutique asset managers, traded down on disappointing fund flows and issues at one of its firms. The stock price of ACI Worldwide, a developer of electronic payments-related software and services for financial institutions and retailers, declined after it missed earnings estimates as it migrates to more subscription sales. The share price of packaging company Silgan Holdings declined after it was outbid for the assets that had to be divested for competitor Ball to finish acquiring Rexam.

8

We have not found attractive utilities investments for many years because of a disparity between our high return objective and the returns permitted by regulators in a low interest rate world. Although the equity market highly values stable and growing dividends, utility stocks are now very levered to small rate movements with the attendant risks and rewards.

Our stock selection in and an underweighting of energy contributed to relative performance. Specifically, the stock price of fuel logistics provider World Fuel Services rose sharply on continued solid financial performance and its announcement that it was acquiring ExxonMobil’s international airport fuel operations.

For the balance of 2016, we expect U.S. growth to remain modest and inflation benign. Short-term U.S. interest rates are likely to edge up despite the uncertainty created by Brexit, as economic data—particularly U.S. employment figures—have been better than expected. Oil prices are likely to remain range-bound as supply continues to exceed demand despite slipping U.S. production. Although economic uncertainty rose after the Brexit vote, the impact has been less than feared; economic data have been better than expected, and equity markets around the world recovered their short-term losses quickly. Despite low oil prices and weak global economies, U.S. corporate earnings should grow modestly as energy prices and, to a lesser degree, the U.S. dollar shift from headwinds to tailwinds.

9

Explorer Value Fund

Fund Profile
As of August 31, 2016

Portfolio Characteristics
		Russell	DJ
		2500	U.S. Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	123	1,703	3,817
Median Market Cap	$2.7B	$3.5B	$51.2B
Price/Earnings Ratio	24.6x	26.6x	23.5x
Price/Book Ratio	1.9x	1.6x	2.8x
Return on Equity	10.7%	8.5%	16.6%
Earnings Growth
Rate	11.5%	7.7%	7.5%
Dividend Yield	1.7%	2.1%	2.0%
Foreign Holdings	1.5%	0.0%	0.0%
Turnover Rate	63%	—	—
Ticker Symbol	VEVFX	—	—
Expense Ratio[1]	0.65%	—	—
30-Day SEC Yield	1.14%	—	—
Short-Term Reserves	4.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		2500	Market
		Value	FA
	Fund	Index	Index
Consumer Discretionary	10.2%	9.4%	12.9%
Consumer Staples	1.5	2.6	8.9
Energy	5.3	7.5	6.4
Financials	35.6	40.7	18.0
Health Care	4.3	4.6	14.1
Industrials	18.6	12.4	10.4
Information Technology	12.5	9.4	20.3
Materials	8.6	5.3	3.3
Telecommunication
Services	0.1	0.7	2.4
Utilities	3.3	7.4	3.3

Volatility Measures
	Russell	DJ
	2500	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.95	0.82
Beta	1.04	1.08
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
PacWest Bancorp	Regional Banks	2.1%
Howard Hughes Corp.	Real Estate
	Development	2.0
KAR Auction Services	Diversified Support
Inc.	Services	2.0
BWX Technologies Inc.	Aerospace &
	Defense	1.7
Starwood Property Trust
Inc.	Mortgage REITs	1.5
IAC/InterActiveCorp	Internet Software &
	Services	1.5
MB Financial Inc.	Regional Banks	1.5
Medical Properties Trust
Inc.	Health Care REITs	1.5
Popular Inc.	Regional Banks	1.5
Ligand Pharmaceuticals
Inc.	Biotechnology	1.4
Top Ten		16.7%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratio shown is from the prospectus dated December 22, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratio was 0.57%.

10

Explorer Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: March 30, 2010, Through August 31, 2016
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended August 31, 2016
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(3/30/2010)	Investment
	Explorer Value Fund	11.41%	13.67%	12.35%	$21,121
••••••••	Russell 2500 Value Index	12.79	13.53	11.42	20,034
– – – –	Small-Cap Value Funds Average	9.80	12.02	10.10	18,556
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	11.34	14.40	12.34	21,113
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

11

Explorer Value Fund

Fiscal-Year Total Returns (%): March 30, 2010, Through August 31, 2016

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Explorer Value Fund	3/30/2010	-2.39%	9.94%	11.63%

12

Explorer Value Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (91.4%)[1]
Consumer Discretionary (9.2%)
	Six Flags Entertainment
	Corp.	76,720	3,742
	Wendy’s Co.	307,687	3,135
	Lithia Motors Inc. Class A	37,580	3,111
	American Eagle Outfitters
	Inc.	167,151	3,099
*	Modine Manufacturing Co.	275,816	2,954
	MDC Partners Inc. Class A	230,985	2,850
*	LGI Homes Inc.	61,709	2,371
	Chico’s FAS Inc.	165,423	2,098
*	Deckers Outdoor Corp.	25,131	1,642
*	Career Education Corp.	222,736	1,457
*	Crocs Inc.	165,194	1,427
*	Boot Barn Holdings Inc.	109,463	1,355
*	Global Eagle Entertainment
	Inc.	156,073	1,299
*	Del Taco Restaurants Inc.	104,187	1,170
*	Ascena Retail Group Inc.	133,715	1,088
	DSW Inc. Class A	43,029	1,031
	Libbey Inc.	46,770	829
			34,658
Consumer Staples (1.3%)
	Pinnacle Foods Inc.	67,160	3,401
*	Central Garden & Pet Co.
	Class A	61,267	1,486
			4,887
Energy (4.9%)
*	Parsley Energy Inc. Class A	131,680	4,457
*	Concho Resources Inc.	32,540	4,204
*	Carrizo Oil & Gas Inc.	88,495	3,389
	World Fuel Services Corp.	58,280	2,598
	SM Energy Co.	37,139	1,407
*	PDC Energy Inc.	19,322	1,283
	QEP Resources Inc.	58,014	1,108
			18,446

			Market
			Value•
		Shares	($000)
Financials (33.1%)
	PacWest Bancorp	186,845	8,092
*	Howard Hughes Corp.	63,190	7,470
	Starwood Property Trust
	Inc.	253,860	5,813
	MB Financial Inc.	140,510	5,505
	Medical Properties Trust
	Inc.	359,890	5,496
	Popular Inc.	139,679	5,491
	Columbia Banking System
	Inc.	159,880	5,282
	BGC Partners Inc. Class A	599,500	5,258
	Argo Group International
	Holdings Ltd.	88,448	5,019
	First Horizon National Corp.	287,233	4,418
	Gaming and Leisure
	Properties Inc.	125,150	4,281
	Aspen Insurance Holdings
	Ltd.	92,314	4,243
	Renasant Corp.	116,885	4,144
	Forest City Realty Trust Inc.
	Class A	169,630	4,013
	Endurance Specialty
	Holdings Ltd.	56,882	3,746
	WSFS Financial Corp.	95,863	3,729
	Flushing Financial Corp.	159,796	3,706
	Colony Starwood Homes	109,430	3,392
	Navigators Group Inc.	35,149	3,303
*	Affiliated Managers Group
	Inc.	23,150	3,288
	Washington Federal Inc.	118,326	3,136
	Selective Insurance Group
	Inc.	75,606	3,017
	Mack-Cali Realty Corp.	105,636	2,932
	National Retail Properties
	Inc.	56,489	2,830
	Parkway Properties Inc.	156,508	2,817

13

Explorer Value Fund

			Market
			Value•
		Shares	($000)
*	Texas Capital Bancshares
	Inc.	48,560	2,550
	James River Group Holdings
	Ltd.	67,816	2,478
	First Midwest Bancorp Inc.	107,695	2,108
	Hersha Hospitality Trust
	Class A	104,575	2,043
	Investment Technology
	Group Inc.	120,341	1,851
	EPR Properties	23,400	1,833
	Cash America International
	Inc.	33,000	1,436
			124,720
Health Care (3.5%)
*	Ligand Pharmaceuticals Inc.	52,100	5,382
*	Air Methods Corp.	73,210	2,576
*	Akorn Inc.	86,630	2,332
*	Myriad Genetics Inc.	81,170	1,653
*	Merit Medical Systems Inc.	60,495	1,466
			13,409
Industrials (17.2%)
	KAR Auction Services Inc.	175,040	7,401
	BWX Technologies Inc.	163,680	6,352
*	Genesee & Wyoming Inc.
	Class A	70,110	4,767
*	Teledyne Technologies Inc.	39,242	4,204
*	Beacon Roofing Supply Inc.	74,339	3,418
	HNI Corp.	58,853	3,286
	Kaman Corp.	62,500	2,806
*	FTI Consulting Inc.	62,874	2,785
	CEB Inc.	41,180	2,479
*	Babcock & Wilcox
	Enterprises Inc.	142,610	2,332
*	Wesco Aircraft Holdings Inc.	165,939	2,280
	Altra Industrial Motion Corp.	75,729	2,136
*	BMC Stock Holdings Inc.	99,864	1,991
	Encore Wire Corp.	46,979	1,819
*	Saia Inc.	50,178	1,527
*	MRC Global Inc.	99,597	1,461
*	KLX Inc.	38,006	1,419
	Actuant Corp. Class A	57,212	1,363
*	WESCO International Inc.	21,862	1,359
	Brady Corp. Class A	40,415	1,353
	Primoris Services Corp.	69,789	1,341
	EnerSys	18,856	1,327
*	DXP Enterprises Inc.	46,811	1,315
*	Team Inc.	39,743	1,263
	Briggs & Stratton Corp.	63,178	1,201
	Interface Inc. Class A	58,386	1,032
	Celadon Group Inc.	123,369	964
			64,981

			Market
			Value•
		Shares	($000)
Information Technology (11.2%)
	IAC/InterActiveCorp	97,570	5,728
*	ACI Worldwide Inc.	187,310	3,578
	j2 Global Inc.	51,760	3,528
	InterDigital Inc.	48,830	3,487
*	ON Semiconductor Corp.	309,941	3,347
	Jabil Circuit Inc.	138,173	2,928
	Silicon Motion Technology
	Corp. ADR	55,000	2,776
*	Itron Inc.	54,567	2,599
*	Semtech Corp.	83,128	2,211
*	Lattice Semiconductor
	Corp.	357,672	2,200
*	FormFactor Inc.	167,113	1,730
*	Insight Enterprises Inc.	52,886	1,618
	Convergys Corp.	46,040	1,373
	Littelfuse Inc.	10,422	1,322
*	Ultratech Inc.	43,688	1,093
*	Integrated Device
	Technology Inc.	54,247	1,090
*	Infinera Corp.	101,457	870
	Ingram Micro Inc.	23,071	807
			42,285
Materials (8.0%)
	Ashland Inc.	43,160	5,053
	Silgan Holdings Inc.	95,610	4,601
*	Kraton Performance
	Polymers Inc.	112,503	4,057
	FMC Corp.	72,140	3,386
*	Boise Cascade Co.	109,788	2,881
	Eagle Materials Inc.	31,750	2,552
	PH Glatfelter Co.	113,755	2,522
	Compass Minerals
	International Inc.	25,040	1,866
	Innophos Holdings Inc.	31,571	1,333
	Albemarle Corp.	13,150	1,052
*	LSB Industries Inc.	76,867	922
			30,225
Utilities (3.0%)
	Portland General Electric Co.	99,465	4,188
	MDU Resources Group Inc.	103,373	2,437
	Unitil Corp.	60,931	2,409
	Southwest Gas Corp.	33,783	2,359
			11,393
Total Common Stocks
(Cost $291,941)			345,004

14

Explorer Value Fund

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (8.6%)[1]
Money Market Fund (7.7%)
2	Vanguard Market
	Liquidity Fund,
	0.612%	290,336	29,037

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.9%)
[3,4]	Federal Home Loan
	Bank Discount Notes,
	0.371%, 9/13/16	500	500
[3,4]	Federal Home Loan
	Bank Discount Notes,
	0.465%, 10/28/16	300	300
3	Federal Home Loan
	Bank Discount Notes,
	0.381%, 12/21/16	500	499
3	Federal Home Loan
	Bank Discount Notes,
	0.401%, 12/23/16	2,100	2,097
			3,396
Total Temporary Cash Investments
(Cost $32,427)			32,433
Total Investments (100.0%)
(Cost $324,368)			377,437

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	34
Receivables for Investment
Securities Sold	670
Receivables for Accrued Income	379
Receivables for Capital Shares Issued	569
Other Assets	30
Total Other Assets	1,682
Liabilities
Payables for Investment Securities
Purchased	(957)
Payables to Investment Advisor	(257)
Payables for Capital Shares Redeemed	(134)
Payables to Vanguard	(380)
Other Liabilities	(89)
Total Liabilities	(1,817)
Net Assets (100%)
Applicable to 11,959,495 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	377,302
Net Asset Value Per Share	$31.55

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	317,359
Undistributed Net Investment Income	1,258
Accumulated Net Realized Gains	4,559
Unrealized Appreciation (Depreciation)
Investment Securities	53,069
Futures Contracts	1,057
Net Assets	377,302

• See Note A in Notes to Financial Statements. * Non-income-producing security.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 95.9% and 4.1%, respectively, of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.

4 Securities with a value of $800,000 have been segregated as initial margin for open futures contracts. ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Explorer Value Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Dividends	4,701
Interest[1]	90
Securities Lending—Net	55
Total Income	4,846
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,050
Performance Adjustment	(20)
The Vanguard Group—Note C
Management and Administrative	579
Marketing and Distribution	47
Custodian Fees	17
Auditing Fees	46
Shareholders’ Reports	6
Trustees’ Fees and Expenses	1
Total Expenses	1,726
Net Investment Income	3,120
Realized Net Gain (Loss)
Investment Securities Sold[1]	5,919
Futures Contracts	(380)
Realized Net Gain (Loss)	5,539
Change in Unrealized Appreciation (Depreciation)
Investment Securities	24,554
Futures Contracts	1,795
Change in Unrealized Appreciation (Depreciation)	26,349
Net Increase (Decrease) in Net Assets Resulting from Operations	35,008

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $88,000 and ($3,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Explorer Value Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,120	2,419
Realized Net Gain (Loss)	5,539	17,919
Change in Unrealized Appreciation (Depreciation)	26,349	(30,227)
Net Increase (Decrease) in Net Assets Resulting from Operations	35,008	(9,889)
Distributions
Net Investment Income	(2,298)	(2,556)
Realized Capital Gain[1]	(15,125)	(14,878)
Total Distributions	(17,423)	(17,434)
Capital Share Transactions
Issued	108,001	53,864
Issued in Lieu of Cash Distributions	16,350	16,524
Redeemed	(55,907)	(74,410)
Net Increase (Decrease) from Capital Share Transactions	68,444	(4,022)
Total Increase (Decrease)	86,029	(31,345)
Net Assets
Beginning of Period	291,273	322,618
End of Period[2]	377,302	291,273

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $252,000 and $4,803,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,258,000 and $679,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Explorer Value Fund

Financial Highlights

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$30.09	$32.97	$29.39	$23.44	$21.94
Investment Operations
Net Investment Income	.293	.259	.251	.255	.232
Net Realized and Unrealized Gain (Loss)
on Investments	2.964	(1.284)	5.539	6.429	2.476
Total from Investment Operations	3.257	(1.025)	5.790	6.684	2.708
Distributions
Dividends from Net Investment Income	(.237)	(.272)	(.168)	(.290)	(.189)
Distributions from Realized Capital Gains	(1.560)	(1.583)	(2.042)	(.444)	(1.019)
Total Distributions	(1.797)	(1.855)	(2.210)	(.734)	(1.208)
Net Asset Value, End of Period	$31.55	$30.09	$32.97	$29.39	$23.44

Total Return[1]	11.41%	-3.12%	20.34%	29.19%	13.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$377	$291	$323	$222	$123
Ratio of Total Expenses to Average Net Assets[2]	0.57%	0.56%	0.57%	0.60%	0.59%
Ratio of Net Investment Income to
Average Net Assets	1.03%	0.78%	0.83%	0.88%	1.00%
Portfolio Turnover Rate	61%	35%	36%	46%	38%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.02%), (0.02%), 0.04%, and 0.03%.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Explorer Value Fund

Notes to Financial Statements

Vanguard Explorer Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2016, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

19

Explorer Value Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Frontier Capital Management Co., LLC, and Cardinal Capital Management, L.L.C., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Frontier Capital Management Co., LLC, is subject to quarterly adjustments based on performance relative to the Russell 2000 Value Index for the preceding three years. The basic fee of Cardinal Capital Management, L.L.C., is subject to quarterly adjustments based on performance relative to the Russell Mid-Cap Value Custom Cap-Range Index for periods prior to March 1, 2015, and the new benchmark,

20

Explorer Value Fund

Russell 3000 Value Custom Index, beginning March 1, 2015, for the preceding three years. The new benchmark will be fully phased in by February 2018. Until the end of May 2016, a portion of the fund was managed by Sterling Capital Management LLC . The basic fee paid to Sterling Capital Management LLC was subject to quarterly adjustments based on performance relative to the Russell 2500 Value Index for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the year ended August 31, 2016, the aggregate investment advisory fee represented an effective annual basic rate of 0.35% of the fund’s average net assets, before a decrease of $20,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $34,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	345,004	—	—
Temporary Cash Investments	29,037	3,396	—
Futures Contracts—Liabilities[1]	(89)	—	—
Total	373,952	3,396	—
1 Represents variation margin on the last day of the reporting period.

21

Explorer Value Fund

E. At August 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2016	120	14,866	1,054
E-mini S&P 500 Index	September 2016	18	1,953	3
				1,057

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $243,000 from undistributed net investment income, and $574,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at August 31, 2016, the fund had $1,593,000 of ordinary income and $5,690,000 of long-term capital gains available for distribution.

At August 31, 2016, the cost of investment securities for tax purposes was $324,444,000. Net unrealized appreciation of investment securities for tax purposes was $52,993,000, consisting of unrealized gains of $60,996,000 on securities that had risen in value since their purchase and $8,003,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended August 31, 2016, the fund purchased $217,107,000 of investment securities and sold $175,041,000 of investment securities, other than temporary cash investments.

22

Explorer Value Fund

H. Capital shares issued and redeemed were:
	Year Ended August 31,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	3,629	1,703
Issued in Lieu of Cash Distributions	569	548
Redeemed	(1,919)	(2,356)
Net Increase (Decrease) in Shares Outstanding	2,279	(105)

I. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Explorer Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Explorer Value Fund (constituting a separate portfolio of Vanguard Scottsdale Funds, hereafter referred to as the “Fund”) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 12, 2016

Special 2016 tax information (unaudited) for Vanguard Explorer Value Fund

This information for the fiscal year ended August 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $15,447,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $2,550,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 98.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Explorer Value Fund
Periods Ended August 31, 2016
			Since
	One	Five	Inception
	Year	Years	(3/30/2010)
Returns Before Taxes	11.41%	13.67%	12.35%
Returns After Taxes on Distributions	9.85	12.04	11.03
Returns After Taxes on Distributions and Sale of Fund Shares	7.55	10.53	9.65

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended August 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Value Fund	2/29/2016	8/31/2016	Period
Based on Actual Fund Return	$1,000.00	$1,177.68	$3.07
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.32	2.85

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.56%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley Kathleen C. Gubanich Martha G. King John T. Marcante Chris D. McIsaac	James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q16900 102016

Annual Report | August 31, 2016

Vanguard Russell 1000 Index Funds

Vanguard Russell 1000 Index Fund

Vanguard Russell 1000 Value Index Fund

Vanguard Russell 1000 Growth Index Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	4
Russell 1000 Index Fund.	8
Russell 1000 Value Index Fund.	24
Russell 1000 Growth Index Fund.	39
Your Fund’s After-Tax Returns.	56
About Your Fund’s Expenses.	57
Trustees Approve Advisory Arrangements.	59
Glossary.	61

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Value stocks generally outperformed their growth-oriented counterparts for the 12 months ended August 31, 2016. This broad market trend was mirrored in the performance of the Vanguard Russell 1000 Index Funds.

• Results ranged from about 13% for the Value Index Fund to about 10% for the Growth Index Fund. The Russell 1000 Index Fund, which includes both growth and value stocks, returned about 11%.

• All three funds closely tracked their target indexes and exceeded the average returns of their large-cap fund peers.

• Technology was the top contributing sector for all three funds. Producer durables, consumer staples, and financial services also added to performance.

• Health care and energy posted negative results for the Growth Index Fund.

Total Returns: Fiscal Year Ended August 31, 2016
Total
Returns
Vanguard Russell 1000 Index Fund
ETF Shares
Market Price	11.35%
Net Asset Value	11.41
Institutional Shares	11.47
Russell 1000 Index	11.69
Large-Cap Core Funds Average	9.22
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Russell 1000 Value Index Fund
ETF Shares
Market Price	12.63%
Net Asset Value	12.65
Institutional Shares	12.72
Russell 1000 Value Index	12.92
Large-Cap Value Funds Average	8.66
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard Russell 1000 Growth Index Fund
ETF Shares
Market Price	10.43%
Net Asset Value	10.44
Institutional Shares	10.48
Russell 1000 Growth Index	10.54
Large-Cap Growth Funds Average	6.69
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Total Returns: Inception Through August 31, 2016
Average
Annual Return
Russell 1000 Index Fund ETF Shares Net Asset Value (Returns since inception: 9/20/2010)	13.64%
Russell 1000 Index	13.80
Large-Cap Core Funds Average	11.85
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Russell 1000 Value Index Fund ETF Shares Net Asset Value (Returns since inception: 9/20/2010)	12.80%
Russell 1000 Value Index	12.97
Large-Cap Value Funds Average	11.14
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Russell 1000 Growth Index Fund ETF Shares Net Asset Value (Returns since inception: 9/20/2010)	14.41%
Russell 1000 Growth Index	14.58
Large-Cap Growth Funds Average	12.46
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

2

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Peer Group
	Shares	Shares	Average
Russell 1000 Index Fund	0.12%	0.08%	1.11%
Russell 1000 Value Index Fund	0.12	0.08	1.10
Russell 1000 Growth Index Fund	0.12	0.08	1.17

The fund expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the funds’ expense ratios were: for the Russell 1000 Index Fund, 0.12% for ETF Shares and 0.08% for Institutional Shares; for the Russell 1000 Value Index Fund, 0.12% for ETF Shares and 0.08% for Institutional Shares; and for the Russell 1000 Growth Index Fund, 0.12% for ETF Shares and 0.08% for Institutional Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2015.

Peer groups: For the Russell 1000 Index Fund, Large-Cap Core Funds; for the Russell 1000 Value Index Fund, Large-Cap Value Funds; and for the Russell 1000 Growth Index Fund, Large-Cap Growth Funds.

3

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Even as the global economy continued to expand at a slow but sustained pace over the 12 months ended August 31, 2016, a series of disquieting developments highlighted the importance for investors of remaining disciplined.

Chief among them was “Brexit”—the British public’s vote to exit the European Union—but plenty of others moved the markets as well. We saw sharp ups and downs in the prices of oil and other commodities, choppy U.S. job numbers, shifting expectations about when the Federal Reserve might raise interest rates again, and decreases in already negative yields for European and Japanese government bonds.

Beyond being the end of the fiscal period, August marked a milestone: 40 years since Vanguard introduced the first index mutual fund. In ways that are perhaps still not fully appreciated, indexing has vastly improved investing for individuals, advisors, and institutions all over the world. Later in this letter, I’ll discuss the revolution wrought by what was initially a little-heralded new fund from a fledgling outfit in Valley Forge, Pennsylvania.

Brexit added another layer of uncertainty for investors
I think it’s fair to say that the momentous June 23 Brexit vote caught even the British off guard. Although we saw some market jitters in the run-up to the referendum, the unexpected outcome triggered a spike in

4

volatility worldwide. Stocks around the world lost 5%–10% in U.S. dollar terms in the first two trading sessions following the vote, with U.K. and European markets among the hardest hit; global bonds, though, headed in the other direction. It was a textbook illustration of the value of having a diversified portfolio.

That kind of volatility can push investors to “do something.” But some of the worst days in the stock markets are sometimes followed by some of the best—as happened at the end of June. Investors who scrambled to protect their portfolios by shedding stocks amid headlines warning of a global market meltdown may well have ended up locking in post-Brexit losses, then missing out on the strong rebound that took place just days later. Those headlines were noise that investors would have been better off tuning out. I’m pleased to say that Vanguard investors on the whole did just that—we continued to see cash flows into our funds in the days after the vote.

For the 12 months, stocks generally finished higher, with U.S. stocks up more than 11% and international stocks about 3% for U.S.-based investors.

In a surprise, bonds turned in a solid performance that few would have predicted a year ago. It seemed as if rates had fallen so far that they couldn’t go any lower, but many did. Central banks in a number of European countries and Japan set key monetary policy rates below zero.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	11.69%	12.02%	14.60%
Russell 2000 Index (Small-caps)	8.59	8.53	12.85
Russell 3000 Index (Broad U.S. market)	11.44	11.74	14.46
FTSE All-World ex US Index (International)	3.37	2.59	3.72

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.97%	4.37%	3.24%
Barclays Municipal Bond Index (Broad tax-exempt market)	6.88	6.47	4.80
Citigroup Three-Month U.S. Treasury Bill Index	0.18	0.05	0.06

CPI
Consumer Price Index	1.06%	0.98%	1.23%

5

When being ‘average’ is a lot better than average

Not only did Vanguard founder John C. Bogle launch the first index mutual fund in 1976, but he also was among the first to clearly explain to the investing public the benefits of what was then a novel, unproven strategy.

Back in 1977, in the first annual report for what was later renamed Vanguard 500 Index Fund,
Mr. Bogle wrote that an index fund “represents a tough and demanding ‘par.’. And if there are some professionals who can ‘beat par’ more often than not—in investing or in golf—they do not seem to be in the majority.”

Mr. Bogle’s analogy has been borne out by historical returns. As you can see in the chart below, out of 1,238 actively managed large-capitalization funds, a clear majority—65%—
trailed the Standard & Poor’s 500 Index in average annual return over the decade ended
December 31, 2015. And 518 funds, or about 42% of the total number, trailed by more than
1 percentage point.

The track record looks even more discouraging when you consider that of the 35% of funds that outperformed the index, only119—or about10%in all—did so by morethan 1 percentage point. The 315 others also took on risk to try to outperform the index (and likely experienced greatervolatility)butcameoutaheadbylessthan1percentagepointinaverageannualreturn.

Over a decade, a majority of active large-cap funds lagged the S&P 500 Index
Based on average annual returns, 2006–2015

Notes: Data based on average annual returns ofall 1,238existing actively managed large-cap funds overthe decade endedDecember 31,
2015. Note thatindexfunds seekto track theperformance ofabenchmarkindexbuttypically won't“match”thebenchmark'sreturns because of the costs of passive indexing.
Sources: Vanguard calculations, using data from Standard & Poor’s.
Pastperformanceisnotaguarantee offutureresults.Theperformanceofanindexis notanexactrepresentationofanyparticularinvestment, asyoucannotinvestdirectlyinanindex.

6

These policies held down short-term rates, while more muted expectations for global growth and inflation weighed on longer-term rates.

Yields in the United States weren’t quite as low as in many developed countries. The Fed raised the federal funds target rate only once, in December, to a slim 0.25%–0.5%. Further out on the maturity spectrum, the bellwether 10-year U.S. Treasury yield dropped in early July to a record low 1.36%, before moving back up a little to end the period at 1.58%. Over the 12 months, U.S. bonds returned about 6%, and international bonds returned even more—about 11%—for U.S.-based investors, again underscoring the markets’ unpredictability and the merits of diversification.

Over the years, many investors have embraced the pluses of indexing

Market upsets like Brexit aren’t rare occurrences. Fortunately, indexing has proved to be a durable behavioral tool to help keep investors from making bad financial decisions when upsets happen. In fact, this is one of indexing’s less appreciated benefits: Holding index funds as part of a broadly diversified portfolio can counterbalance that tendency to react to news headlines. When times are volatile, you’ll know you might have some exposure to a part of the market that has dropped, but also to other parts that may be holding up better.

Vanguard’s launch of the First Index Investment Trust, now Vanguard 500 Index Fund, initially met with a frosty reception. Its mandate to track the performance of a broadly diversified benchmark at a low cost seemed underwhelming to an investing public accustomed to funds that offered the chance to outperform. Investors have since come around, as experience has demonstrated the benefits of low costs and broad diversification.

Indexing accounted for about 30% of U.S. mutual fund and exchange-traded fund (ETF) assets at the end of 2015, according to the Investment Company Institute. Some now even proclaim the “triumph of indexing,” implying that it’s the only way to invest.

In our view, the rise of indexing has served to underscore an investment principle that long predates 1976: A long-term, low-cost, diversified approach gives investors the best chance for success. That’s true whether the investments you choose are indexed or actively managed—or both.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 9, 2016

7

Russell 1000 Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics

	ETF	Institutional
	Shares		Shares
Ticker Symbol	VONE		VRNIX
Expense Ratio[1]	0.12%		0.08%
30-Day SEC Yield	1.92%		1.96%

Portfolio Characteristics
			DJ
			U.S.
			Total
		Russell	Market
		1000	FA
	Fund	Index	Index
Number of Stocks	1,002	1,000	3,817
Median Market Cap	$66.4B	$66.4B	$51.2B
Price/Earnings Ratio	22.9x	22.9x	23.5x
Price/Book Ratio	2.8x	2.8x	2.8x
Return on Equity	17.2%	17.0%	16.6%
Earnings Growth
Rate	7.5%	7.5%	7.5%
Dividend Yield	2.0%	2.0%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	9%	—	—
Short-Term Reserves	-0.2%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		Russell Market
		1000	FA
	Fund	Index	Index
Consumer Discretionary	14.1%	14.1%	14.2%
Consumer Staples	8.4	8.4	8.0
Energy	6.8	6.8	6.5
Financial Services	19.5	19.5	20.0
Health Care	14.1	14.1	14.0
Materials & Processing	3.6	3.6	3.9
Producer Durables	10.3	10.3	10.5
Technology	17.4	17.4	17.3
Utilities	5.8	5.8	5.6

Volatility Measures
		DJ
	Russell	U.S. Total
	1000	Market
	Index	FA Index
R-Squared	1.00	1.00
Beta	1.00	0.99
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Technology	2.8%
Alphabet Inc.	Computer Services
	Software & Systems	2.2
Microsoft Corp.	Computer Services
	Software & Systems	2.1
Exxon Mobil Corp.	Oil: Integrated	1.7
Johnson & Johnson	Pharmaceuticals	1.6
Amazon.com Inc.	Diversified Retail	1.4
General Electric Co.	Diversified
	Manufacturing
	Operations	1.4
Berkshire Hathaway Inc. Insurance: Multi-Line		1.3
Facebook Inc.	Computer Services
	Software & Systems	1.3
AT&T Inc.	Utilities:
	Telecommunications	1.2
Top Ten		17.0%
The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.12% for ETF Shares and 0.08% for Institutional Shares.

8

Russell 1000 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2016
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended August 31, 2016
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(9/20/2010)	Investment
	Russell 1000 Index Fund*ETF Shares
	Net Asset Value	11.41%	14.43%	13.64%	$21,388
	Russell 1000 Index Fund*ETF Shares
	Market Price	11.35	14.42	13.64	21,385
••••••••	Russell 1000 Index	11.69	14.60	13.80	21,571
– – – –	Large-Cap Core Funds Average	9.22	12.72	11.85	19,462
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	11.34	14.40	13.66	21,415
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(10/15/2010)	Investment

Russell 1000 Index Fund Institutional Shares	11.47%	14.48%	13.25%	$10,388,136

Russell 1000 Index	11.69	14.60	13.36	10,449,981
Dow Jones U.S. Total Stock Market Float
Adjusted Index	11.34	14.40	13.19	10,358,678

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

9

Russell 1000 Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2016
			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 1000 Index Fund ETF Shares Market Price	11.35%	96.15%	113.85%
Russell 1000 Index Fund ETF Shares Net Asset
Value	11.41	96.19	113.88
Russell 1000 Index	11.69	97.65	115.71

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2016

Russell 1000 Index Fund ETF Shares Net Asset Value

Russell 1000 Index

Average Annual Total Returns: Periods Ended June 30, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/20/2010
Market Price		2.60%	11.71%	13.30%
Net Asset Value		2.68	11.72	13.31
Institutional Shares	10/15/2010	2.72	11.76	12.90

10

Russell 1000 Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of August 31, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Amazon.com Inc.	41,085	31,601	1.4%
Home Depot Inc.	131,443	17,629	0.8%
Comcast Corp. Class A	254,588	16,614	0.8%
Walt Disney Co.	171,406	16,191	0.7%
Wal-Mart Stores Inc.	159,807	11,417	0.5%
McDonald’s Corp.	92,823	10,736	0.5%
Consumer Discretionary—Other †		209,144	9.4%
		313,332	14.1%
Consumer Staples
Procter & Gamble Co.	281,492	24,577	1.1%
Coca-Cola Co.	411,536	17,873	0.8%
Philip Morris International Inc.	163,736	16,362	0.7%
PepsiCo Inc.	152,566	16,286	0.7%
Altria Group Inc.	206,607	13,655	0.6%
CVS Health Corp.	113,356	10,587	0.5%
Consumer Staples—Other †		87,959	4.0%
		187,299	8.4%
Energy
Exxon Mobil Corp.	438,012	38,168	1.7%
Chevron Corp.	198,638	19,979	0.9%
Schlumberger Ltd.	146,888	11,604	0.5%
Energy—Other †		81,044	3.7%
		150,795	6.8%
Financial Services
* Berkshire Hathaway Inc. Class B	199,741	30,059	1.4%
JPMorgan Chase & Co.	384,524	25,955	1.2%
Wells Fargo & Co.	482,701	24,521	1.1%

11

Russell 1000 Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Bank of America Corp.	1,085,620	17,522	0.8%
Visa Inc. Class A	201,270	16,283	0.7%
Citigroup Inc.	310,121	14,805	0.7%
MasterCard Inc. Class A	101,745	9,832	0.4%
Financial Services—Other †		294,187	13.2%
		433,164	19.5%
Health Care
Johnson & Johnson	290,273	34,641	1.6%
Pfizer Inc.	634,818	22,092	1.0%
Merck & Co. Inc.	292,677	18,377	0.8%
Amgen Inc.	79,380	13,499	0.6%
UnitedHealth Group Inc.	99,051	13,476	0.6%
Medtronic plc	148,179	12,896	0.6%
Gilead Sciences Inc.	139,962	10,970	0.5%
AbbVie Inc.	170,938	10,957	0.5%
Bristol-Myers Squibb Co.	176,401	10,124	0.4%
* Allergan plc	41,773	9,797	0.4%
* Celgene Corp.	81,180	8,665	0.4%
Health Care—Other †		146,922	6.6%
		312,416	14.0%

Materials & Processing †		80,202	3.6%

Producer Durables
General Electric Co.	972,045	30,367	1.3%
3M Co.	62,094	11,130	0.5%
Honeywell International Inc.	80,379	9,381	0.4%
United Technologies Corp.	81,984	8,726	0.4%
Union Pacific Corp.	89,023	8,504	0.4%
Producer Durables—Other †		159,928	7.2%
		228,036	10.2%
Technology
Apple Inc.	578,995	61,431	2.8%
Microsoft Corp.	800,109	45,974	2.1%
* Facebook Inc. Class A	237,040	29,896	1.3%
* Alphabet Inc. Class A	31,114	24,575	1.1%
* Alphabet Inc. Class C	31,240	23,963	1.1%
Intel Corp.	499,388	17,923	0.8%
Cisco Systems Inc.	531,729	16,718	0.7%
International Business Machines Corp.	92,855	14,753	0.7%
Oracle Corp.	312,366	12,876	0.6%
QUALCOMM Inc.	155,179	9,787	0.4%
Technology—Other †		129,154	5.8%
		387,050	17.4%
Utilities
AT&T Inc.	650,727	26,602	1.2%
Verizon Communications Inc.	430,977	22,553	1.0%
Utilities—Other †		78,768	3.5%
		127,923	5.7%
Total Common Stocks (Cost $1,899,451)		2,220,217	99.7%[1]

12

Russell 1000 Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[2,3] Vanguard Market Liquidity Fund	0.612%	66,306	6,631	0.3%

4U.S. Government and Agency Obligations †			500	0.0%
Total Temporary Cash Investments (Cost $7,131)			7,131	0.3%[1]
[5]Total Investments (Cost $1,906,582)			2,227,348	100.0%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			171
Receivables for Investment Securities Sold			1,012
Receivables for Accrued Income			4,645
Receivables for Capital Shares Issued			40
Other Assets			12
Total Other Assets			5,880	0.2%
Liabilities
Payables for Investment Securities Purchased			(992)
Collateral for Securities on Loan			(3,619)
Payables for Capital Shares Redeemed			(65)
Payables to Vanguard			(530)
Other Liabilities			(20)
Total Liabilities			(5,226)	(0.2%)
Net Assets			2,228,002	100.0%

13

Russell 1000 Index Fund

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,942,738
Undistributed Net Investment Income	9,020
Accumulated Net Realized Losses	(44,829)
Unrealized Appreciation (Depreciation)
Investment Securities	320,766
Futures Contracts	307
Net Assets	2,228,002

ETF Shares—Net Assets
Applicable to 6,800,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	678,721
Net Asset Value Per Share—ETF Shares	$99.81

Institutional Shares—Net Assets
Applicable to 8,012,485 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,549,281
Net Asset Value Per Share—Institutional Shares	$193.36

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $3,619,000 of collateral received for securities on loan.
4 Securities with a value of $300,000 have been segregated as initial margin for open futures contracts.
5 The total value of securities on loan is $3,422,000.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Russell 1000 Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Dividends	42,375
Interest[1]	34
Securities Lending—Net	187
Total Income	42,596
Expenses
The Vanguard Group—Note B
Investment Advisory Services	340
Management and Administrative—ETF Shares	480
Management and Administrative—Institutional Shares	651
Marketing and Distribution—ETF Shares	49
Marketing and Distribution—Institutional Shares	36
Custodian Fees	204
Auditing Fees	32
Shareholders’ Reports—ETF Shares	14
Shareholders’ Reports—Institutional Shares	2
Trustees’ Fees and Expenses	1
Total Expenses	1,809
Net Investment Income	40,787
Realized Net Gain (Loss)
Investment Securities Sold[1]	11,832
Futures Contracts	(402)
Realized Net Gain (Loss)	11,430
Change in Unrealized Appreciation (Depreciation)
Investment Securities	163,442
Futures Contracts	700
Change in Unrealized Appreciation (Depreciation)	164,142
Net Increase (Decrease) in Net Assets Resulting from Operations	216,359

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $33,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Russell 1000 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	40,787	31,173
Realized Net Gain (Loss)	11,430	126,340
Change in Unrealized Appreciation (Depreciation)	164,142	(161,151)
Net Increase (Decrease) in Net Assets Resulting from Operations	216,359	(3,638)
Distributions
Net Investment Income
ETF Shares	(11,541)	(8,056)
Institutional Shares	(26,919)	(21,001)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(38,460)	(29,057)
Capital Share Transactions
ETF Shares	110,695	142,037
Institutional Shares	174,442	331,383
Net Increase (Decrease) from Capital Share Transactions	285,137	473,420
Total Increase (Decrease)	463,036	440,725
Net Assets
Beginning of Period	1,764,966	1,324,241
End of Period[1]	2,228,002	1,764,966

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $9,020,000 and $6,693,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Russell 1000 Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$91.37	$92.70	$75.40	$64.29	$55.94
Investment Operations
Net Investment Income	1.892	1.679	1.553	1.444	1.176
Net Realized and Unrealized Gain (Loss)
on Investments	8.383	(1.355)	17.272	11.068	8.307
Total from Investment Operations	10.275	.324	18.825	12.512	9.483
Distributions
Dividends from Net Investment Income	(1.835)	(1.654)	(1.525)	(1.402)	(1.133)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.835)	(1.654)	(1.525)	(1.402)	(1.133)
Net Asset Value, End of Period	$99.81	$91.37	$92.70	$75.40	$64.29

Total Return	11.41%	0.29%	25.18%	19.70%	17.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$679	$514	$380	$219	$148
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.05%	1.84%	1.85%	2.09%	2.06%
Portfolio Turnover Rate[1]	9%	4%	7%	11%	36%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Russell 1000 Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$176.99	$179.58	$146.04	$124.53	$108.35
Investment Operations
Net Investment Income	3.732	3.329	3.060	2.850	2.314
Net Realized and Unrealized Gain (Loss)
on Investments	16.259	(2.641)	33.485	21.424	16.100
Total from Investment Operations	19.991	.688	36.545	24.274	18.414
Distributions
Dividends from Net Investment Income	(3.621)	(3.278)	(3.005)	(2.764)	(2.234)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.621)	(3.278)	(3.005)	(2.764)	(2.234)
Net Asset Value, End of Period	$193.36	$176.99	$179.58	$146.04	$124.53

Total Return	11.47%	0.33%	25.24%	19.73%	17.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,549	$1,251	$944	$677	$334
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	2.09%	1.88%	1.89%	2.13%	2.10%
Portfolio Turnover Rate[1]	9%	4%	7%	11%	36%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Russell 1000 Index Fund

Notes to Financial Statements

Vanguard Russell 1000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

19

Russell 1000 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

20

Russell 1000 Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $171,000, representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,220,217	—	—
Temporary Cash Investments	6,631	500	—
Futures Contracts—Liabilities[1]	(20)	—	—
Total	2,226,828	500	—
1 Represents variation margin on the last day of the reporting period.

21

Russell 1000 Index Fund

D. At August 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2016	69	7,485	307

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2016, the fund realized $55,674,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2016, the fund had $9,440,000 of ordinary income available for distribution. The fund had available capital losses totaling $44,523,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2016, the cost of investment securities for tax purposes was $1,906,582,000.

Net unrealized appreciation of investment securities for tax purposes was $320,766,000, consisting of unrealized gains of $362,279,000 on securities that had risen in value since their purchase and $41,513,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2016, the fund purchased $606,394,000 of investment securities and sold $317,406,000 of investment securities, other than temporary cash investments. Purchases and sales include $196,509,000 and $149,227,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

22

Russell 1000 Index Fund

G. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	277,860	2,950	495,727	5,225
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(167,165)	(1,775)	(353,690)	(3,700)
Net Increase (Decrease)—ETF Shares	110,695	1,175	142,037	1,525
Institutional Shares
Issued	267,141	1,450	546,260	2,966
Issued in Lieu of Cash Distributions	24,538	137	19,253	105
Redeemed	(117,237)	(643)	(234,130)	(1,260)
Net Increase (Decrease) —Institutional Shares	174,442	944	331,383	1,811

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

23

Russell 1000 Value Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics

	ETF	Institutional
	Shares		Shares
Ticker Symbol	VONV		VRVIX
Expense Ratio[1]	0.12%		0.08%
30-Day SEC Yield	2.44%		2.48%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	690	691	3,817
Median Market Cap	$58.7B	$58.7B	$51.2B
Price/Earnings Ratio	21.3x	21.3x	23.5x
Price/Book Ratio	1.9x	1.9x	2.8x
Return on Equity	12.7%	12.7%	16.6%
Earnings Growth
Rate	2.9%	2.9%	7.5%
Dividend Yield	2.6%	2.6%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	18%	—	—
Short-Term Reserves	-0.3%	—	—

Sector Diversification (% of equity exposure)

			DJ
			U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Consumer Discretionary	5.9%	5.9%	14.2%
Consumer Staples	7.8	7.8	8.0
Energy	13.0	13.0	6.5
Financial Services	29.2	29.2	20.0
Health Care	11.5	11.5	14.0
Materials & Processing	3.1	3.1	3.9
Producer Durables	9.5	9.5	10.5
Technology	9.7	9.7	17.3
Utilities	10.3	10.3	5.6

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	1.00	0.96
Beta	1.00	0.95

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Exxon Mobil Corp.	Oil: Integrated	3.4%
Berkshire Hathaway Inc. Insurance: Multi-Line		2.7
Johnson & Johnson	Pharmaceuticals	2.6
AT&T Inc.	Utilities:
	Telecommunications	2.4
JPMorgan Chase & Co.	Diversified Financial
	Services	2.3
Procter & Gamble Co.	Personal Care	2.2
Wells Fargo & Co.	Banks: Diversified	2.2
General Electric Co.	Diversified
	Manufacturing
	Operations	2.2
Pfizer Inc.	Pharmaceuticals	1.8
Chevron Corp.	Oil: Integrated	1.8
Top Ten		23.6%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.12% for ETF Shares and 0.08% for Institutional Shares.

24

Russell 1000 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2016

Initial Investment of $10,000

Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(12/10/2010)	Investment
Russell 1000 Value Index Fund Institutional
Shares	12.72%	14.28%	11.96%	$9,543,839

Russell 1000 Value Index	12.92	14.39	12.07	9,597,567
Dow Jones U.S. Total Stock Market Float
Adjusted Index	11.34	14.40	12.31	9,718,938

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

25

Russell 1000 Value Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2016

			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 1000 Value Index Fund ETF Shares Market
Price	12.63%	94.23%	104.63%
Russell 1000 Value Index Fund ETF Shares Net
Asset Value	12.65	94.36	104.62
Russell 1000 Value Index	12.92	95.83	106.54

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2016

Russell 1000 Value Index Fund ETF Shares Net Asset Value

Russell 1000 Value Index

Average Annual Total Returns: Periods Ended June 30, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/20/2010
Market Price		2.58%	11.18%	12.49%
Net Asset Value		2.63	11.18	12.49
Institutional Shares	12/10/2010	2.68	11.24	11.61

26

Russell 1000 Value Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of August 31, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Wal-Mart Stores Inc.	308,761	22,058	1.0%
Ford Motor Co.	793,233	9,995	0.5%
General Motors Co.	286,325	9,140	0.4%
Consumer Discretionary—Other †		85,362	4.0%
		126,555	5.9%
Consumer Staples
Procter & Gamble Co.	544,172	47,512	2.2%
Philip Morris International Inc.	282,380	28,218	1.3%
Mondelez International Inc. Class A	305,369	13,748	0.7%
Walgreens Boots Alliance Inc.	139,200	11,235	0.5%
Colgate-Palmolive Co.	145,622	10,826	0.5%
Kraft Heinz Co.	105,946	9,481	0.5%
Consumer Staples—Other †		45,938	2.1%
		166,958	7.8%
Energy
Exxon Mobil Corp.	846,476	73,762	3.4%
Chevron Corp.	383,743	38,597	1.8%
Schlumberger Ltd.	284,352	22,464	1.0%
Occidental Petroleum Corp.	155,864	11,978	0.6%
ConocoPhillips	253,491	10,406	0.5%
Energy—Other †		121,946	5.7%
		279,153	13.0%
Financial Services
Berkshire Hathaway Inc. Class B	386,066	58,099	2.7%
JPMorgan Chase & Co.	743,072	50,157	2.3%
Wells Fargo & Co.	932,868	47,390	2.2%
Bank of America Corp.	2,098,277	33,866	1.6%
Citigroup Inc.	599,378	28,614	1.3%

27

Russell 1000 Value Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
US Bancorp	331,368	14,630	0.7%
American International Group Inc.	226,160	13,531	0.6%
Goldman Sachs Group Inc.	78,653	13,329	0.6%
Chubb Ltd.	94,377	11,979	0.6%
American Express Co.	165,087	10,826	0.5%
BlackRock Inc.	25,506	9,509	0.5%
Morgan Stanley	291,608	9,349	0.4%
PNC Financial Services Group Inc.	101,866	9,178	0.4%
Bank of New York Mellon Corp.	214,035	8,919	0.4%
Financial Services—Other †		307,412	14.3%
		626,788	29.1%
Health Care
Johnson & Johnson	464,192	55,397	2.6%
Pfizer Inc.	1,141,902	39,738	1.8%
Merck & Co. Inc.	565,676	35,519	1.6%
Medtronic plc	286,153	24,904	1.2%
Abbott Laboratories	300,095	12,610	0.6%
Health Care—Other †		78,253	3.6%
		246,421	11.4%
Materials & Processing
Dow Chemical Co.	229,071	12,287	0.6%
Materials & Processing—Other †		54,595	2.5%
		66,882	3.1%
Producer Durables
General Electric Co.	1,514,146	47,302	2.2%
United Technologies Corp.	158,482	16,867	0.8%
Union Pacific Corp.	145,346	13,885	0.6%
Caterpillar Inc.	113,819	9,327	0.4%
Producer Durables—Other †		115,821	5.4%
		203,202	9.4%
Technology
Cisco Systems Inc.	1,027,511	32,305	1.5%
Intel Corp.	878,919	31,544	1.5%
Oracle Corp.	545,240	22,475	1.0%
QUALCOMM Inc.	237,555	14,983	0.7%
EMC Corp.	355,394	10,303	0.5%
Apple Inc.	94,035	9,977	0.5%
International Business Machines Corp.	56,149	8,921	0.4%
Technology—Other †		77,937	3.6%
		208,445	9.7%
Utilities
AT&T Inc.	1,257,343	51,400	2.4%
Verizon Communications Inc.	416,795	21,811	1.0%
NextEra Energy Inc.	94,003	11,369	0.5%
Duke Energy Corp.	140,668	11,206	0.5%
Southern Co.	191,656	9,838	0.5%
Utilities—Other †		115,919	5.4%
		221,543	10.3%
Total Common Stocks (Cost $1,994,886)		2,145,947	99.7%[1]

28

Russell 1000 Value Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[2,3] Vanguard Market Liquidity Fund	0.612%	18,749	1,875	0.1%

4U.S. Government and Agency Obligations †			300	0.0%
Total Temporary Cash Investments (Cost $2,175)			2,175	0.1%[1]
[5]Total Investments (Cost $1,997,061)			2,148,122	99.8%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			166
Receivables for Investment Securities Sold			1,875
Receivables for Accrued Income			5,930
Receivables for Capital Shares Issued			697
Other Assets[4]			417
Total Other Assets			9,085	0.4%
Liabilities
Payables for Investment Securities Purchased			(1,472)
Collateral for Securities on Loan			(1,838)
Payables for Capital Shares Redeemed			(460)
Payables to Vanguard			(535)
Other Liabilities			(16)
Total Liabilities			(4,321)	(0.2%)
Net Assets			2,152,886	100.0%

29

Russell 1000 Value Index Fund

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	2,025,377
Undistributed Net Investment Income	11,389
Accumulated Net Realized Losses	(35,274)
Unrealized Appreciation (Depreciation)
Investment Securities	151,061
Futures Contracts	333
Net Assets	2,152,886

ETF Shares—Net Assets
Applicable to 7,175,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	668,276
Net Asset Value Per Share—ETF Shares	$93.14

Institutional Shares—Net Assets
Applicable to 8,163,644 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,484,610
Net Asset Value Per Share—Institutional Shares	$181.86

• See Note A in Notes to Financial Statements.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.2%, respectively, of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Includes $1,838,000 of collateral received for securities on loan.

4 Securities with a value of $200,000 and cash of $34,000 have been segregated as initial margin for open futures contracts. 5 The total value of securities on loan is $1,705,000.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Russell 1000 Value Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Dividends	49,669
Interest[1]	25
Securities Lending—Net	158
Total Income	49,852
Expenses
The Vanguard Group—Note B
Investment Advisory Services	321
Management and Administrative—ETF Shares	411
Management and Administrative—Institutional Shares	671
Marketing and Distribution—ETF Shares	40
Marketing and Distribution—Institutional Shares	38
Custodian Fees	152
Auditing Fees	32
Shareholders’ Reports—ETF Shares	9
Shareholders’ Reports—Institutional Shares	3
Trustees’ Fees and Expenses	1
Total Expenses	1,678
Net Investment Income	48,174
Realized Net Gain (Loss)
Investment Securities Sold[1]	65,352
Futures Contracts	142
Realized Net Gain (Loss)	65,494
Change in Unrealized Appreciation (Depreciation)
Investment Securities	112,610
Futures Contracts	659
Change in Unrealized Appreciation (Depreciation)	113,269
Net Increase (Decrease) in Net Assets Resulting from Operations	226,937

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $23,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Russell 1000 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	48,174	36,985
Realized Net Gain (Loss)	65,494	142,446
Change in Unrealized Appreciation (Depreciation)	113,269	(247,952)
Net Increase (Decrease) in Net Assets Resulting from Operations	226,937	(68,521)
Distributions
Net Investment Income
ETF Shares	(11,809)	(7,743)
Institutional Shares	(33,672)	(27,223)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(45,481)	(34,966)
Capital Share Transactions
ETF Shares	210,387	151,113
Institutional Shares	71,161	137,171
Net Increase (Decrease) from Capital Share Transactions	281,548	288,284
Total Increase (Decrease)	463,004	184,797
Net Assets
Beginning of Period	1,689,882	1,505,085
End of Period[1]	2,152,886	1,689,882

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $11,389,000 and $8,695,000.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Russell 1000 Value Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$84.77	$89.83	$73.82	$61.49	$53.57
Investment Operations
Net Investment Income	2.205	1.990	1.774	1.610	1.228
Net Realized and Unrealized Gain (Loss)
on Investments	8.312	(5.097)	15.967	12.290	7.833
Total from Investment Operations	10.517	(3.107)	17.741	13.900	9.061
Distributions
Dividends from Net Investment Income	(2.147)	(1.953)	(1.731)	(1.570)	(1.141)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.147)	(1.953)	(1.731)	(1.570)	(1.141)
Net Asset Value, End of Period	$93.14	$84.77	$89.83	$73.82	$61.49

Total Return	12.65%	-3.59%	24.27%	22.90%	17.17%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$668	$407	$283	$137	$46
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	2.58%	2.26%	2.22%	2.39%	2.48%
Portfolio Turnover Rate[1]	18%	18%	16%	26%	29%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Russell 1000 Value Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$165.50	$175.38	$144.13	$120.04	$104.59
Investment Operations
Net Investment Income	4.359	3.946	3.528	3.228	2.474
Net Realized and Unrealized Gain (Loss)
on Investments	16.249	(9.955)	31.182	24.017	15.262
Total from Investment Operations	20.608	(6.009)	34.710	27.245	17.736
Distributions
Dividends from Net Investment Income	(4.248)	(3.871)	(3.460)	(3.155)	(2.286)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.248)	(3.871)	(3.460)	(3.155)	(2.286)
Net Asset Value, End of Period	$181.86	$165.50	$175.38	$144.13	$120.04

Total Return	12.72%	-3.55%	24.33%	23.00%	17.23%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,485	$1,283	$1,222	$797	$541
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	2.62%	2.30%	2.26%	2.46%	2.55%
Portfolio Turnover Rate[1]	18%	18%	16%	26%	29%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Russell 1000 Value Index Fund

Notes to Financial Statements

Vanguard Russell 1000 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

35

Russell 1000 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

36

Russell 1000 Value Index Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $166,000, representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,145,947	—	—
Temporary Cash Investments	1,875	300	—
Futures Contracts—Liabilities[1]	(16)	—	—
Total	2,147,806	300	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2016	55	5,966	333

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

37

Russell 1000 Value Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2016, the fund realized $92,938,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2016, the fund had $11,822,000 of ordinary income available for distribution. The fund had available capital losses totaling $34,941,000 to offset future net capital gains.

At August 31, 2016, the cost of investment securities for tax purposes was $1,997,068,000.

Net unrealized appreciation of investment securities for tax purposes was $151,054,000, consisting of unrealized gains of $219,123,000 on securities that had risen in value since their purchase and $68,069,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2016, the fund purchased $1,000,616,000 of investment securities and sold $707,706,000 of investment securities, other than temporary cash investments. Purchases and sales include $369,337,000 and $374,527,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	553,382	6,375	589,698	6,475
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(342,995)	(4,000)	(438,585)	(4,825)
Net Increase (Decrease)—ETF Shares	210,387	2,375	151,113	1,650
Institutional Shares
Issued	352,730	2,075	406,222	2,305
Issued in Lieu of Cash Distributions	32,049	192	25,336	144
Redeemed	(313,618)	(1,855)	(294,387)	(1,665)
Net Increase (Decrease) —Institutional Shares	71,161	412	137,171	784

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

38

Russell 1000 Growth Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics

	ETF	Institutional
	Shares		Shares
Ticker Symbol	VONG		VRGWX
Expense Ratio[1]	0.12%		0.08%
30-Day SEC Yield	1.41%		1.45%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		1000	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	605	604	3,817
Median Market Cap	$70.3B	$70.3B	$51.2B
Price/Earnings Ratio	24.8x	24.8x	23.5x
Price/Book Ratio	5.7x	5.7x	2.8x
Return on Equity	22.4%	22.0%	16.6%
Earnings Growth
Rate	11.9%	11.9%	7.5%
Dividend Yield	1.5%	1.5%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	15%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)

			DJ
			U.S.
		Russell	Total
		1000	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary 22.3%		22.3%	14.2%
Consumer Staples	9.1	9.1	8.0
Energy	0.6	0.6	6.5
Financial Services	9.8	9.8	20.0
Health Care	16.7	16.7	14.0
Materials & Processing	4.1	4.1	3.9
Producer Durables	11.1	11.1	10.5
Technology	25.1	25.1	17.3
Utilities	1.2	1.2	5.6

Volatility Measures
		DJ
		U.S. Total
	Russell 1000	Market
	Growth Index	FA Index
R-Squared	1.00	0.96
Beta	1.00	1.02

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Apple Inc.	Computer
	Technology	5.1%
Alphabet Inc.	Computer Services
	Software & Systems	4.4
Microsoft Corp.	Computer Services
	Software & Systems	4.1
Amazon.com Inc.	Diversified Retail	2.8
Facebook Inc.	Computer Services
	Software & Systems	2.7
Home Depot Inc.	Specialty Retail	1.6
Visa Inc.	Financial Data &
	Systems	1.5
Walt Disney Co.	Entertainment	1.5
Comcast Corp.	Cable Television
	Services	1.4
PepsiCo Inc.	Beverage: Soft
	Drinks	1.3
Top Ten		26.4%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.12% for ETF Shares and 0.08% for Institutional Shares.

39

Russell 1000 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2016

Initial Investment of $10,000

Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(12/6/2010)	Investment
Russell 1000 Growth Index Fund Institutional
Shares	10.48%	14.65%	13.04%	$10,097,085

Russell 1000 Growth Index	10.54	14.74	13.14	10,147,619
Dow Jones U.S. Total Stock Market Float
Adjusted Index	11.34	14.40	12.56	9,856,563

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

40

Russell 1000 Growth Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2016
			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 1000 Growth Index Fund ETF Shares
Market Price	10.43%	97.68%	122.73%
Russell 1000 Growth Index Fund ETF Shares Net
Asset Value	10.44	97.61	122.67
Russell 1000 Growth Index	10.54	98.88	124.60

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/20/2010
Market Price		2.83%	12.21%	14.05%
Net Asset Value		2.90	12.18	14.05
Institutional Shares	12/6/2010	2.94	12.25	12.63

41

Russell 1000 Growth Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of August 31, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Amazon.com Inc.	100,593	77,372	2.8%
Home Depot Inc.	321,958	43,181	1.6%
Walt Disney Co.	419,203	39,598	1.4%
Comcast Corp. Class A	576,675	37,634	1.4%
McDonald’s Corp.	227,450	26,307	1.0%
Starbucks Corp.	368,864	20,741	0.8%
NIKE Inc. Class B	342,690	19,753	0.7%
Costco Wholesale Corp.	112,608	18,253	0.7%
* Priceline Group Inc.	12,795	18,127	0.7%
Lowe’s Cos. Inc.	231,134	17,696	0.6%
* Charter Communications Inc. Class A	51,816	13,328	0.5%
TJX Cos. Inc.	170,804	13,227	0.5%
Consumer Discretionary—Other †		262,204	9.6%
		607,421	22.3%
Consumer Staples
PepsiCo Inc.	325,150	34,710	1.3%
Altria Group Inc.	505,580	33,414	1.2%
Coca-Cola Co.	753,973	32,745	1.2%
CVS Health Corp.	261,601	24,433	0.9%
Consumer Staples—Other †		121,964	4.4%
		247,266	9.0%

Energy †		15,766	0.6%

Financial Services
Visa Inc. Class A	492,796	39,867	1.5%
MasterCard Inc. Class A	249,059	24,067	0.9%
Simon Property Group Inc.	72,446	15,610	0.6%
American Tower Corporation	109,456	12,410	0.4%

42

Russell 1000 Growth Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
* PayPal Holdings Inc.	292,720	10,875	0.4%
Financial Services—Other †		164,098	6.0%
		266,927	9.8%
Health Care
Amgen Inc.	194,327	33,047	1.2%
UnitedHealth Group Inc.	242,476	32,989	1.2%
Gilead Sciences Inc.	342,677	26,859	1.0%
AbbVie Inc.	418,630	26,834	1.0%
Bristol-Myers Squibb Co.	431,930	24,788	0.9%
* Celgene Corp.	198,568	21,195	0.8%
Eli Lilly & Co.	252,043	19,596	0.7%
* Biogen Inc.	56,564	17,288	0.6%
Johnson & Johnson	123,034	14,683	0.6%
* Allergan plc	60,558	14,203	0.5%
Health Care—Other †		221,491	8.1%
		452,973	16.6%
Materials & Processing
EI du Pont de Nemours & Co.	225,960	15,727	0.6%
Materials & Processing—Other †		96,256	3.5%
		111,983	4.1%

[1]Other †		—	0.0%

Producer Durables
3M Co.	152,224	27,285	1.0%
Honeywell International Inc.	196,499	22,933	0.8%
Boeing Co.	154,436	19,992	0.7%
United Parcel Service Inc. Class B	178,929	19,543	0.7%
Accenture plc Class A	161,244	18,543	0.7%
Lockheed Martin Corp.	65,701	15,963	0.6%
General Electric Co.	462,194	14,439	0.5%
Producer Durables—Other †		162,190	6.0%
		300,888	11.0%
Technology
Apple Inc.	1,298,752	137,798	5.0%
Microsoft Corp.	1,958,693	112,546	4.1%
* Facebook Inc. Class A	580,302	73,188	2.7%
* Alphabet Inc. Class A	75,584	59,700	2.2%
* Alphabet Inc. Class C	77,109	59,146	2.2%
International Business Machines Corp.	156,249	24,825	0.9%
Texas Instruments Inc.	259,961	18,078	0.7%
Broadcom Ltd.	97,512	17,203	0.6%
* salesforce.com Inc.	165,620	13,153	0.5%
* Adobe Systems Inc.	126,130	12,904	0.5%
Technology—Other †		155,330	5.7%
		683,871	25.1%
Utilities
Verizon Communications Inc.	528,281	27,645	1.0%
Utilities—Other †		5,081	0.2%
		32,726	1.2%
Total Common Stocks (Cost $2,273,438)		2,719,821	99.7%[2]

43

Russell 1000 Growth Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
3,[4] Vanguard Market Liquidity Fund	0.612%	90,817	9,082	0.4%

5U.S. Government and Agency Obligations †			700	0.0%
Total Temporary Cash Investments (Cost $9,782)			9,782	0.4%[2]
[6]Total Investments (Cost $2,283,220)			2,729,603	100.1%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			216
Receivables for Investment Securities Sold			1,582
Receivables for Accrued Income			4,072
Receivables for Capital Shares Issued			24,815
Other Assets			3
Total Other Assets			30,688	1.1%
Liabilities
Payables for Investment Securities Purchased			(1,515)
Collateral for Securities on Loan			(6,043)
Payables for Capital Shares Redeemed			(25,155)
Payables to Vanguard			(628)
Other Liabilities			(19)
Total Liabilities			(33,360)	(1.2%)
Net Assets			2,726,931	100.0%

At August 31, 2016, net assets consisted of:
				Amount
				($000)
Paid-in Capital				2,356,977
Undistributed Net Investment Income				9,101
Accumulated Net Realized Losses				(85,872)
Unrealized Appreciation (Depreciation)
Investment Securities				446,383
Futures Contracts				342
Net Assets				2,726,931

ETF Shares—Net Assets
Applicable to 6,901,711 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				737,759
Net Asset Value Per Share—ETF Shares				$106.90

44

Russell 1000 Growth Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 9,678,442 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,989,172
Net Asset Value Per Share—Institutional Shares	$205.53

• See Note A in Notes to Financial Statements. * Non-income-producing security.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 “Other” represents securities that are not classified by the fund’s benchmark index.

2 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 Includes $6,043,000 of collateral received for securities on loan.

5 Securities with a value of $300,000 have been segregated as initial margin for open futures contracts. 6 The total value of securities on loan is $5,792,000.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Russell 1000 Growth Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Dividends	39,471
Interest[1]	43
Securities Lending—Net	298
Total Income	39,812
Expenses
The Vanguard Group—Note B
Investment Advisory Services	402
Management and Administrative—ETF Shares	487
Management and Administrative—Institutional Shares	930
Marketing and Distribution—ETF Shares	45
Marketing and Distribution—Institutional Shares	48
Custodian Fees	113
Auditing Fees	32
Shareholders’ Reports—ETF Shares	11
Shareholders’ Reports—Institutional Shares	2
Trustees’ Fees and Expenses	1
Total Expenses	2,071
Net Investment Income	37,741
Realized Net Gain (Loss)
Investment Securities Sold[1]	61,660
Futures Contracts	870
Realized Net Gain (Loss)	62,530
Change in Unrealized Appreciation (Depreciation)
Investment Securities	135,854
Futures Contracts	538
Change in Unrealized Appreciation (Depreciation)	136,392
Net Increase (Decrease) in Net Assets Resulting from Operations	236,663

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $40,000 and $1,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Russell 1000 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	37,741	28,226
Realized Net Gain (Loss)	62,530	139,295
Change in Unrealized Appreciation (Depreciation)	136,392	(107,235)
Net Increase (Decrease) in Net Assets Resulting from Operations	236,663	60,286
Distributions
Net Investment Income
ETF Shares	(8,068)	(5,242)
Institutional Shares	(25,753)	(22,086)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(33,821)	(27,328)
Capital Share Transactions
ETF Shares	237,351	156,308
Institutional Shares	274,768	67,889
Net Increase (Decrease) from Capital Share Transactions	512,119	224,197
Total Increase (Decrease)	714,961	257,155
Net Assets
Beginning of Period	2,011,970	1,754,815
End of Period[1]	2,726,931	2,011,970

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $9,101,000 and $5,181,000.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Russell 1000 Growth Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$98.24	$95.74	$77.02	$67.41	$58.31
Investment Operations
Net Investment Income	1.602	1.466	1.293	1.226	.900
Net Realized and Unrealized Gain (Loss)
on Investments	8.556	2.481	18.713	9.611	9.023
Total from Investment Operations	10.158	3.947	20.006	10.837	9.923
Distributions
Dividends from Net Investment Income	(1.498)	(1.447)	(1.286)	(1.227)	(.823)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.498)	(1.447)	(1.286)	(1.227)	(.823)
Net Asset Value, End of Period	$106.90	$98.24	$95.74	$77.02	$67.41

Total Return	10.44%	4.11%	26.15%	16.27%	17.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$738	$452	$295	$148	$76
Ratio of Total Expenses to
Average Net Assets	0.12%	0.12%	0.12%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	1.60%	1.47%	1.51%	1.73%	1.59%
Portfolio Turnover Rate[1]	15%	20%	18%	29%	25%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Russell 1000 Growth Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$188.88	$184.06	$148.07	$129.59	$112.09
Investment Operations
Net Investment Income	3.147	2.882	2.544	2.446	1.812
Net Realized and Unrealized Gain (Loss)
on Investments	16.449	4.782	35.986	18.488	17.342
Total from Investment Operations	19.596	7.664	38.530	20.934	19.154
Distributions
Dividends from Net Investment Income	(2.946)	(2.844)	(2.540)	(2.454)	(1.654)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.946)	(2.844)	(2.540)	(2.454)	(1.654)
Net Asset Value, End of Period	$205.53	$188.88	$184.06	$148.07	$129.59

Total Return	10.48%	4.15%	26.20%	16.35%	17.26%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,989	$1,560	$1,460	$992	$576
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.64%	1.51%	1.55%	1.80%	1.66%
Portfolio Turnover Rate[1]	15%	20%	18%	29%	25%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

49

Russell 1000 Growth Index Fund

Notes to Financial Statements

Vanguard Russell 1000 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

50

Russell 1000 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

51

Russell 1000 Growth Index Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $216,000, representing 0.01% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	2,719,821	—	—
Temporary Cash Investments	9,082	700	—
Futures Contracts—Liabilities[1]	(20)	—	—
Total	2,728,883	700	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2016	70	7,593	342

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

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Russell 1000 Growth Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2016, the fund realized $106,319,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2016, the fund had $9,591,000 of ordinary income available for distribution. The fund had available capital losses totaling $85,531,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2016, the cost of investment securities for tax purposes was $2,283,220,000. Net unrealized appreciation of investment securities for tax purposes was $446,383,000, consisting of unrealized gains of $485,329,000 on securities that had risen in value since their purchase and $38,946,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2016, the fund purchased $1,137,908,000 of investment securities and sold $621,917,000 of investment securities, other than temporary cash investments. Purchases and sales include $278,376,000 and $275,452,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	471,904	4,600	591,973	5,900
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(234,553)	(2,300)	(435,665)	(4,375)
Net Increase (Decrease) —ETF Shares	237,351	2,300	156,308	1,525
Institutional Shares
Issued	620,161	3,160	431,791	2,235
Issued in Lieu of Cash Distributions	24,379	126	20,780	109
Redeemed	(369,772)	(1,866)	(384,682)	(2,019)
Net Increase (Decrease) —Institutional Shares	274,768	1,420	67,889	325

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund:

In our opinion, the accompanying statements of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund (constituting separate portfolios of Vanguard Scottsdale Funds, hereafter referred to as the “Funds”) at August 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 12, 2016

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Special 2016 tax information (unaudited) for Vanguard Russell 1000 Index Funds

This information for the fiscal year ended August 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Russell 1000 Index Fund	38,460
Russell 1000 Value Index Fund	45,481
Russell 1000 Growth Index Fund	33,821

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Russell 1000 Index Fund	93.2%
Russell 1000 Value Index Fund	90.2
Russell 1000 Growth Index Fund	94.4

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Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Russell 1000 Index Funds
Periods Ended August 31, 2016

			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 1000 Index Fund ETF Shares
Returns Before Taxes	11.41%	14.43%	13.64%
Returns After Taxes on Distributions	10.89	13.98	13.23
Returns After Taxes on Distributions and Sale of Fund Shares	6.83	11.58	11.04
			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 1000 Value Index Fund ETF Shares
Returns Before Taxes	12.65%	14.21%	12.80%
Returns After Taxes on Distributions	11.99	13.67	12.31
Returns After Taxes on Distributions and Sale of Fund Shares	7.63	11.38	10.31

			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 1000 Growth Index Fund ETF Shares
Returns Before Taxes	10.44%	14.59%	14.41%
Returns After Taxes on Distributions	10.05	14.23	14.09
Returns After Taxes on Distributions and Sale of Fund Shares	6.20	11.72	11.70

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About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended August 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/29/2016	8/31/2016	Period
Based on Actual Fund Return
Russell 1000 Index Fund
ETF Shares	$1,000.00	$1,137.92	$0.86
Institutional Shares	1,000.00	1,138.30	0.65
Russell 1000 Value Index Fund
ETF Shares	$1,000.00	$1,160.32	$0.81
Institutional Shares	1,000.00	1,160.61	0.60
Russell 1000 Growth Index Fund
ETF Shares	$1,000.00	$1,118.65	$0.80
Institutional Shares	1,000.00	1,118.85	0.59
Based on Hypothetical 5% Yearly Return
Russell 1000 Index Fund
ETF Shares	$1,000.00	$1,024.33	$0.81
Institutional Shares	1,000.00	1,024.53	0.61
Russell 1000 Value Index Fund
ETF Shares	$1,000.00	$1,024.38	$0.76
Institutional Shares	1,000.00	1,024.58	0.56
Russell 1000 Growth Index Fund
ETF Shares	$1,000.00	$1,024.38	$0.76
Institutional Shares	1,000.00	1,024.58	0.56

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Russell 1000 Index Fund, 0.16% for ETF Shares and 0.12% for Institutional Shares; for the Russell 1000 Value Index Fund, 0.15% for ETF Shares and 0.11% for Institutional Shares; and for the Russell 1000 Growth Index Fund, 0.15% for ETF Shares and 0.11% for Institutional Shares. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

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Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Russell 1000 Index Fund, Russell 1000 Value Index Fund, and Russell 1000 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Index Group—serves as investment advisor for each fund. The board determined that continuing each fund’s internalized management structure was in the best interests of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year directing the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance relative to its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratios charged by funds in its respective peer group and that each fund’s advisory expenses were also well below its peer group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

59

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

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Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley Kathleen C. Gubanich Martha G. King John T. Marcante Chris D. McIsaac	James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	The Russell Indexes and Russell® are registered
Direct Investor Account Services > 800-662-2739	trademarks of Russell Investments and have been
licensed for use by The Vanguard Group, Inc. The
Institutional Investor Services > 800-523-1036	products are not sponsored, endorsed, sold, or
Text Telephone for People	promoted by Russell Investments and Russell
Who Are Deaf or Hard of Hearing> 800-749-7273	Investments makes no representation regarding the
advisability of investing in the products.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18480 102016

Annual Report | August 31, 2016

Vanguard Russell 2000 Index Funds

Vanguard Russell 2000 Index Fund

Vanguard Russell 2000 Value Index Fund

Vanguard Russell 2000 Growth Index Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	4
Russell 2000 Index Fund.	8
Russell 2000 Value Index Fund.	24
Russell 2000 Growth Index Fund.	39
Your Fund’s After-Tax Returns.	56
About Your Fund’s Expenses.	57
Trustees Approve Advisory Arrangements.	59
Glossary.	61

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Value stocks generally outpaced their growth-oriented counterparts and large-capitalization stocks beat small-caps for the 12 months ended August 31, 2016. This broad market trend was reflected in the performance of the three Vanguard Russell 2000 Index Funds.

• Results ranged from more than 3% for Vanguard Russell 2000 Growth Index Fund to nearly 14% for Vanguard Russell 2000 Value Index Fund. Vanguard Russell 2000 Index Fund, which includes both growth and value stocks, returned more than 8%.

• All three funds closely tracked their target indexes and exceeded the average returns of their small-cap peers.

• Financial services and technology were among the top sector contributors for all three funds, with producer durables and materials & processing also adding significantly. Health care, energy, and consumer discretionary were some of the weakest sectors.

Total Returns: Fiscal Year Ended August 31, 2016
Total
Returns
Vanguard Russell 2000 Index Fund
ETF Shares
Market Price	8.58%
Net Asset Value	8.62
Institutional Shares	8.69
Russell 2000 Index	8.59
Small-Cap Core Funds Average	7.64
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Russell 2000 Value Index Fund
ETF Shares
Market Price	13.74%
Net Asset Value	13.62
Institutional Shares	13.76
Russell 2000 Value Index	13.80
Small-Cap Value Funds Average	9.80
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

Total
Returns
Vanguard Russell 2000 Growth Index Fund
ETF Shares
Market Price	3.55%
Net Asset Value	3.62
Institutional Shares	3.74
Russell 2000 Growth Index	3.55
Small-Cap Growth Funds Average	2.63
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Total Returns: Inception Through August 31, 2016
Average
Annual Return
Russell 2000 Index Fund ETF Shares Net Asset Value (Returns since inception: 9/20/2010)	12.41%
Russell 2000 Index	12.44
Small-Cap Core Funds Average	11.43
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Russell 2000 Value Index Fund ETF Shares Net Asset Value (Returns since inception: 9/20/2010)	11.44%
Russell 2000 Value Index	11.62
Small-Cap Value Funds Average	11.28
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Russell 2000 Growth Index Fund ETF Shares Net Asset Value (Returns since inception: 9/20/2010)	13.16%
Russell 2000 Growth Index	13.20
Small-Cap Growth Funds Average	11.72
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

2

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Peer Group
	Shares	Shares	Average
Russell 2000 Index Fund	0.15%	0.08%	1.25%
Russell 2000 Value Index Fund	0.20	0.08	1.33
Russell 2000 Growth Index Fund	0.20	0.08	1.36

The fund expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the funds’ expense ratios were: for the Russell 2000 Index Fund, 0.15% for ETF Shares and 0.08% for Institutional Shares; for the Russell 2000 Value Index Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares; and for the Russell 2000 Growth Index Fund, 0.20% for ETF Shares and 0.08% for Institutional Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2015.

Peer groups: For the Russell 2000 Index Fund, Small-Cap Core Funds; for the Russell 2000 Value Index Fund, Small-Cap Value Funds; and for the Russell 2000 Growth Index Fund, Small-Cap Growth Funds.

3

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Even as the global economy continued to expand at a slow but sustained pace over the 12 months ended August 31, 2016, a series of disquieting developments highlighted the importance for investors of remaining disciplined.

Chief among them was “Brexit”—the British public’s vote to exit the European Union—but plenty of others moved the markets as well. We saw sharp ups and downs in the prices of oil and other commodities, choppy U.S. job numbers, shifting expectations about when the Federal Reserve might raise interest rates again, and decreases in already negative yields for European and Japanese government bonds.

Beyond being the end of the fiscal period, August marked a milestone: 40 years since Vanguard introduced the first index mutual fund. In ways that are perhaps still not fully appreciated, indexing has vastly improved investing for individuals, advisors, and institutions all over the world. Later in this letter, I’ll discuss the revolution wrought by what was initially a little-heralded new fund from a fledgling outfit in Valley Forge, Pennsylvania.

Brexit added another layer of uncertainty for investors
I think it’s fair to say that the momentous June 23 Brexit vote caught even the British off guard. Although we saw some market jitters in the run-up to the referendum, the unexpected outcome triggered a spike in

4

volatility worldwide. Stocks around the world lost 5%–10% in U.S. dollar terms in the first two trading sessions following the vote, with U.K. and European markets among the hardest hit; global bonds, though, headed in the other direction. It was a textbook illustration of the value of having a diversified portfolio.

That kind of volatility can push investors to “do something.” But some of the worst days in the stock markets are sometimes followed by some of the best—as happened at the end of June. Investors who scrambled to protect their portfolios by shedding stocks amid headlines warning of a global market meltdown may well have ended up locking in post-Brexit losses, then missing out on the strong rebound that took place just days later. Those headlines were noise that investors would have been better off tuning out. I’m pleased to say that Vanguard investors on the whole did just that—we continued to see cash flows into our funds in the days after the vote.

For the 12 months, stocks generally finished higher, with U.S. stocks up more than 11% and international stocks about 3% for U.S.-based investors.

In a surprise, bonds turned in a solid performance that few would have predicted a year ago. It seemed as if rates had fallen so far that they couldn’t go any lower, but many did. Central banks in a number of European countries and Japan set key monetary policy rates below zero.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	11.69%	12.02%	14.60%
Russell 2000 Index (Small-caps)	8.59	8.53	12.85
Russell 3000 Index (Broad U.S. market)	11.44	11.74	14.46
FTSE All-World ex US Index (International)	3.37	2.59	3.72

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.97%	4.37%	3.24%
Barclays Municipal Bond Index (Broad tax-exempt market)	6.88	6.47	4.80
Citigroup Three-Month U.S. Treasury Bill Index	0.18	0.05	0.06

CPI
Consumer Price Index	1.06%	0.98%	1.23%

5

When being ‘average’ is a lot better than average

Not only did Vanguard founder John C. Bogle launch the first index mutual fund in 1976, but he also was among the first to clearly explain to the investing public the benefits of what was then a novel, unproven strategy.

Back in 1977, in the first annual report for what was later renamed Vanguard 500 Index Fund,
Mr. Bogle wrote that an index fund “represents a tough and demanding ‘par.’. And if there are some professionals who can ‘beat par’ more often than not—in investing or in golf—they do not seem to be in the majority.”

Mr. Bogle’s analogy has been borne out by historical returns. As you can see in the chart below, out of 1,238 actively managed large-capitalization funds, a clear majority—65%—
trailed the Standard & Poor’s 500 Index in average annual return over the decade ended
December 31, 2015. And 518 funds, or about 42% of the total number, trailed by more than
1 percentage point.

The track record looks even more discouraging when you consider that of the 35% of funds that outperformed the index, only119—or about10%in all—did so by morethan 1 percentage point. The 315 others also took on risk to try to outperform the index (and likely experienced greatervolatility)butcameoutaheadbylessthan1percentagepointinaverageannualreturn.

Over a decade, a majority of active large-cap funds lagged the S&P 500 Index
Based on average annual returns, 2006–2015

Notes: Data based on average annual returns ofall 1,238existing actively managed large-cap funds overthe decade endedDecember 31,
2015. Note thatindexfunds seekto track theperformance ofabenchmarkindexbuttypically won't“match”thebenchmark'sreturns because of the costs of passive indexing.
Sources: Vanguard calculations, using data from Standard & Poor’s.
Pastperformanceisnotaguarantee offutureresults.Theperformanceofanindexis notanexactrepresentationofanyparticularinvestment, asyoucannotinvestdirectlyinanindex.

6

These policies held down short-term rates, while more muted expectations for global growth and inflation weighed on longer-term rates.

Yields in the United States weren’t quite as low as in many developed countries. The Fed raised the federal funds target rate only once, in December, to a slim 0.25%–0.5%. Further out on the maturity spectrum, the bellwether 10-year U.S. Treasury yield dropped in early July to a record low 1.36%, before moving back up a little to end the period at 1.58%. Over the 12 months, U.S. bonds returned about 6%, and international bonds returned even more—about 11%—for U.S.-based investors, again underscoring the markets’ unpredictability and the merits of diversification.

Over the years, many investors have embraced the pluses of indexing

Market upsets like Brexit aren’t rare occurrences. Fortunately, indexing has proved to be a durable behavioral tool to help keep investors from making bad financial decisions when upsets happen. In fact, this is one of indexing’s less appreciated benefits: Holding index funds as part of a broadly diversified portfolio can counterbalance that tendency to react to news headlines. When times are volatile, you’ll know you might have some exposure to a part of the market that has dropped, but also to other parts that may be holding up better.

Vanguard’s launch of the First Index Investment Trust, now Vanguard 500 Index Fund, initially met with a frosty reception. Its mandate to track the performance of a broadly diversified benchmark at a low cost seemed underwhelming to an investing public accustomed to funds that offered the chance to outperform. Investors have since come around, as experience has demonstrated the benefits of low costs and broad diversification.

Indexing accounted for about 30% of U.S. mutual fund and exchange-traded fund (ETF) assets at the end of 2015, according to the Investment Company Institute. Some now even proclaim the “triumph of indexing,” implying that it’s the only way to invest.

In our view, the rise of indexing has served to underscore an investment principle that long predates 1976: A long-term, low-cost, diversified approach gives investors the best chance for success. That’s true whether the investments you choose are indexed or actively managed—or both.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 9, 2016

7

Russell 2000 Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics

	ETF	Institutional
	Shares		Shares
Ticker Symbol	VTWO		VRTIX
Expense Ratio[1]	0.15%		0.08%
30-Day SEC Yield	1.29%		1.33%

Portfolio Characteristics
			DJ
			U.S.
			Total
		Russell	Market
		2000	FA
	Fund	Index	Index
Number of Stocks	1,997	1,979	3,817
Median Market Cap	$1.8B	$1.8B	$51.2B
Price/Earnings Ratio	34.7x	33.9x	23.5x
Price/Book Ratio	2.2x	2.2x	2.8x
Return on Equity	10.2%	10.3%	16.6%
Earnings Growth
Rate	7.8%	7.8%	7.5%
Dividend Yield	1.5%	1.5%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	19%	—	—
Short-Term
Reserves	0.3%	—	—

Sector Diversification (% of equity exposure)

			DJ
			U.S.
			Total
		Russell	Market
		2000	FA
	Fund	Index	Index
Consumer Discretionary 13.9%		14.0%	14.2%
Consumer Staples	2.7	2.7	8.0
Energy	2.9	2.9	6.5
Financial Services	26.8	26.8	20.0
Health Care	13.4	13.4	14.0
Materials & Processing	7.3	7.2	3.9
Producer Durables	13.5	13.5	10.5
Technology	14.7	14.7	17.3
Utilities	4.8	4.8	5.6

Volatility Measures
		DJ
	Russell	U.S. Total
	2000	Market
	Index	FA Index
R-Squared	1.00	0.75
Beta	1.00	1.16

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Advanced Micro Devices Semiconductors &
Inc.	Components	0.3%
Microsemi Corp.	Semiconductors &
	Components	0.3
Gramercy Property Trust Diversified REITs		0.2
Fair Isaac Corp.	Financial Data &
	Systems	0.2
Curtiss-Wright Corp.	Aerospace	0.2
Healthcare Realty Trust	Real Estate
Inc.	Investment Trusts
	(REITs)	0.2
IDACORP Inc.	Utilities: Electrical	0.2
MAXIMUS Inc.	Back Office Support
	HR & Consulting	0.2
Aspen Technology Inc.	Computer Services
	Software & Systems	0.2
Prosperity Bancshares
Inc.	Banks: Diversified	0.2
Top Ten		2.2%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.15% for ETF Shares and 0.08% for Institutional Shares.

8

Russell 2000 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2016

Initial Investment of $10,000

Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(12/22/2010)	Investment

Russell 2000 Index Fund Institutional Shares	8.69%	12.91%	9.79%	$8,506,797

Russell 2000 Index	8.59	12.85	9.73	8,482,999
Dow Jones U.S. Total Stock Market Float
Adjusted Index	11.34	14.40	12.07	9,563,421

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

9

Russell 2000 Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2016
			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 2000 Index Fund ETF Shares Market Price	8.58%	82.92%	100.45%
Russell 2000 Index Fund ETF Shares Net Asset
Value	8.62	82.90	100.53
Russell 2000 Index	8.59	83.04	100.83

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2016

Russell 2000 Index Fund ETF Shares Net Asset Value

Russell 2000 Index

Average Annual Total Returns: Periods Ended June 30, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/20/2010
Market Price		-6.74%	8.35%	11.34%
Net Asset Value		-6.72	8.34	11.34
Institutional Shares	12/22/2010	-6.64	8.41	8.61

10

Russell 2000 Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of August 31, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Jack in the Box Inc.	22,131	2,201	0.2%
* Tenneco Inc.	38,425	2,145	0.2%
Consumer Discretionary—Other †		159,081	13.5%
		163,427	13.9%

Consumer Staples †		31,905	2.7%

Energy †		33,649	2.9%

Financial Services
Gramercy Property Trust	285,424	2,763	0.3%
Fair Isaac Corp.	21,101	2,700	0.2%
Healthcare Realty Trust Inc.	76,930	2,697	0.2%
Prosperity Bancshares Inc.	45,788	2,540	0.2%
Investors Bancorp Inc.	202,492	2,481	0.2%
Umpqua Holdings Corp.	150,121	2,465	0.2%
PrivateBancorp Inc.	53,359	2,452	0.2%
Medical Properties Trust Inc.	160,524	2,451	0.2%
Webster Financial Corp.	61,965	2,394	0.2%
Bank of the Ozarks Inc.	60,303	2,363	0.2%
New Residential Investment Corp.	164,605	2,362	0.2%
Education Realty Trust Inc.	48,213	2,185	0.2%
First Industrial Realty Trust Inc.	74,934	2,156	0.2%
DuPont Fabros Technology Inc.	50,766	2,152	0.2%
Hudson Pacific Properties Inc.	63,661	2,131	0.2%
Financial Services—Other †		278,833	23.7%
		315,125	26.8%

11

Russell 2000 Index Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Health Care
	HealthSouth Corp.	60,394	2,459	0.2%
*	PAREXEL International Corp.	35,533	2,417	0.2%
*	NuVasive Inc.	33,613	2,201	0.2%
	Health Care—Other †		150,765	12.8%
			157,842	13.4%
Materials & Processing
	Olin Corp.	112,999	2,445	0.2%
	Sensient Technologies Corp.	29,844	2,185	0.2%
	Belden Inc.	28,600	2,133	0.2%
	Materials & Processing—Other †		78,297	6.6%
			85,060	7.2%

[1]Other †			256	0.0%

Producer Durables
	Curtiss-Wright Corp.	30,011	2,698	0.2%
	MAXIMUS Inc.	43,362	2,551	0.2%
*	Teledyne Technologies Inc.	23,229	2,489	0.2%
*,^	XPO Logistics Inc.	66,580	2,384	0.2%
	EMCOR Group Inc.	41,216	2,360	0.2%
	Deluxe Corp.	33,246	2,266	0.2%
	Woodward Inc.	35,378	2,219	0.2%
	CLARCOR Inc.	32,445	2,124	0.2%
	Producer Durables—Other †		138,978	11.8%
			158,069	13.4%
Technology
*	Advanced Micro Devices Inc.	445,130	3,294	0.3%
*	Microsemi Corp.	77,437	3,094	0.2%
*	Aspen Technology Inc.	56,008	2,546	0.2%
*	Take-Two Interactive Software Inc.	56,261	2,446	0.2%
*	Cavium Inc.	43,488	2,421	0.2%
*	ViaSat Inc.	30,325	2,276	0.2%
*	EPAM Systems Inc.	32,792	2,237	0.2%
*	GrubHub Inc.	54,462	2,210	0.2%
*	Ellie Mae Inc.	22,333	2,186	0.2%
	Blackbaud Inc.	32,241	2,172	0.2%
*	Cirrus Logic Inc.	42,595	2,162	0.2%
*	Proofpoint Inc.	28,049	2,158	0.2%
	SYNNEX Corp.	19,869	2,109	0.2%
	Technology—Other †		141,064	11.9%
			172,375	14.6%
Utilities
	IDACORP Inc.	34,109	2,595	0.2%
	Portland General Electric Co.	60,293	2,539	0.2%
	Southwest Gas Corp.	32,230	2,250	0.2%
	j2 Global Inc.	32,409	2,209	0.2%
	ONE Gas Inc.	35,480	2,172	0.2%
	WGL Holdings Inc.	34,414	2,163	0.2%
	Utilities—Other †		42,423	3.6%
			56,351	4.8%
Total Common Stocks (Cost $1,176,946)			1,174,059	99.7%[2]

12

Russell 2000 Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
3,[4] Vanguard Market Liquidity Fund	0.612%	318,134	31,817	2.7%

5U.S. Government and Agency Obligations †			799	0.1%
Total Temporary Cash Investments (Cost $32,613)			32,616	2.8%[2]
Total Investments (Cost $1,209,559)			1,206,675	102.5%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			86
Receivables for Investment Securities Sold			6,586
Receivables for Accrued Income			849
Receivables for Capital Shares Issued			42
Other Assets			463
Total Other Assets			8,026	0.7%
Liabilities
Payables for Investment Securities Purchased			(12,190)
Collateral for Securities on Loan			(24,747)
Payables for Capital Shares Redeemed			(119)
Payables to Vanguard			(312)
Other Liabilities			(79)
Total Liabilities			(37,447)	(3.2%)
Net Assets			1,177,254	100.0%

At August 31, 2016, net assets consisted of:
				Amount
				($000)
Paid-in Capital				1,211,648
Undistributed Net Investment Income				3,819
Accumulated Net Realized Losses				(35,329)
Unrealized Appreciation (Depreciation)
Investment Securities				(2,884)
Futures Contracts				—
Net Assets				1,177,254

13

Russell 2000 Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 7,050,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	697,777
Net Asset Value Per Share—ETF Shares	$98.98

Institutional Shares—Net Assets
Applicable to 2,532,798 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	479,477
Net Asset Value Per Share—Institutional Shares	$189.31

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $22,964,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 “Other” represents securities that are not classified by the fund’s benchmark index.
2 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.1% and 2.4%, respectively, of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $24,747,000 of collateral received for securities on loan.
5 Securities with a value of $400,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Russell 2000 Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Dividends	15,567
Interest[1]	18
Securities Lending—Net	1,657
Total Income	17,242
Expenses
The Vanguard Group—Note B
Investment Advisory Services	168
Management and Administrative—ETF Shares	443
Management and Administrative—Institutional Shares	100
Marketing and Distribution—ETF Shares	47
Marketing and Distribution—Institutional Shares	13
Custodian Fees	393
Auditing Fees	32
Shareholders’ Reports—ETF Shares	33
Shareholders’ Reports—Institutional Shares	1
Total Expenses	1,230
Net Investment Income	16,012
Realized Net Gain (Loss)
Investment Securities Sold[1]	43,152
Futures Contracts	402
Realized Net Gain (Loss)	43,554
Change in Unrealized Appreciation (Depreciation)
Investment Securities	28,185
Futures Contracts	318
Change in Unrealized Appreciation (Depreciation)	28,503
Net Increase (Decrease) in Net Assets Resulting from Operations	88,069

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $17,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Russell 2000 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	16,012	11,162
Realized Net Gain (Loss)	43,554	99,230
Change in Unrealized Appreciation (Depreciation)	28,503	(125,717)
Net Increase (Decrease) in Net Assets Resulting from Operations	88,069	(15,325)
Distributions
Net Investment Income
ETF Shares	(9,645)	(5,355)
Institutional Shares	(9,668)	(3,706)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(19,313)	(9,061)
Capital Share Transactions
ETF Shares	102,679	188,644
Institutional Shares	(76,587)	223,654
Net Increase (Decrease) from Capital Share Transactions	26,092	412,298
Total Increase (Decrease)	94,848	387,912
Net Assets
Beginning of Period	1,082,406	694,494
End of Period[1]	1,177,254	1,082,406

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,819,000 and $7,050,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Russell 2000 Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$92.71	$93.72	$80.46	$64.74	$57.66
Investment Operations
Net Investment Income	1.302	1.224[1]	1.054	1.161	.869[1]
Net Realized and Unrealized Gain (Loss)
on Investments	6.537	(1.163)	13.163	15.604	6.749
Total from Investment Operations	7.839	.061	14.217	16.765	7.618
Distributions
Dividends from Net Investment Income	(1.569)	(1.071)	(.957)	(1.045)	(. 538)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.569)	(1.071)	(.957)	(1.045)	(. 538)
Net Asset Value, End of Period	$98.98	$92.71	$93.72	$80.46	$64.74

Total Return	8.62%	0.03%	17.69%	26.23%	13.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$698	$554	$375	$257	$149
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	1.52%	1.28%	1.23%	1.71%	1.45%
Portfolio Turnover Rate [2]	19%	17%	16%	32%	35%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Russell 2000 Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$177.40	$179.29	$153.88	$123.77	$110.21
Investment Operations
Net Investment Income	2.606	2.453[1]	2.110	2.306	1.733[1]
Net Realized and Unrealized Gain (Loss)
on Investments	12.503	(2.212)	25.206	29.858	12.899
Total from Investment Operations	15.109	.241	27.316	32.164	14.632
Distributions
Dividends from Net Investment Income	(3.199)	(2.131)	(1.906)	(2.054)	(1.072)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.199)	(2.131)	(1.906)	(2.054)	(1.072)
Net Asset Value, End of Period	$189.31	$177.40	$179.29	$153.88	$123.77

Total Return	8.69%	0.11%	17.78%	26.33%	13.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$479	$528	$320	$278	$202
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.59%	1.35%	1.30%	1.78%	1.52%
Portfolio Turnover Rate[2]	19%	17%	16%	32%	35%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Russell 2000 Index Fund

Notes to Financial Statements

Vanguard Russell 2000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

19

Russell 2000 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

20

Russell 2000 Index Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $86,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,173,851	—	208
Temporary Cash Investments	31,817	799	—
Futures Contracts—Liabilities[1]	(79)	—	—
Total	1,205,589	799	208
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2016	33	4,088	—

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

21

Russell 2000 Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended August 31, 2016, the fund realized gains on the sale of passive foreign investment companies of $64,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

During the year ended August 31, 2016, the fund realized $55,710,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2016, the fund had $4,106,000 of ordinary income available for distribution. The fund had available capital losses totaling $35,330,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2016, the cost of investment securities for tax purposes was $1,209,619,000. Net unrealized depreciation of investment securities for tax purposes was $2,944,000, consisting of unrealized gains of $127,264,000 on securities that had risen in value since their purchase and $130,208,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2016, the fund purchased $490,903,000 of investment securities and sold $462,490,000 of investment securities, other than temporary cash investments. Purchases and sales include $171,231,000 and $261,265,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

22

Russell 2000 Index Fund

G. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	369,546	4,075	647,425	6,700
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(266,867)	(3,000)	(458,781)	(4,725)
Net Increase (Decrease)—ETF Shares	102,679	1,075	188,644	1,975
Institutional Shares
Issued	172,053	993	316,346	1,709
Issued in Lieu of Cash Distributions	8,838	51	3,416	19
Redeemed	(257,478)	(1,490)	(96,108)	(532)
Net Increase (Decrease) —Institutional Shares	(76,587)	(446)	223,654	1,196

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

23

Russell 2000 Value Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics

	ETF	Institutional
	Shares		Shares
Ticker Symbol	VTWV		VRTVX
Expense Ratio[1]	0.20%		0.08%
30-Day SEC Yield	1.89%		2.00%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		2000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	1,355	1,348	3,817
Median Market Cap	$1.6B	$1.6B	$51.2B
Price/Earnings Ratio	28.8x	27.5x	23.5x
Price/Book Ratio	1.5x	1.5x	2.8x
Return on Equity	7.7%	7.9%	16.6%
Earnings Growth
Rate	5.2%	5.2%	7.5%
Dividend Yield	2.2%	2.2%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	31%	—	—
Short-Term
Reserves	0.3%	—	—

Sector Diversification (% of equity exposure)

			DJ
			U.S.
		Russell	Total
		2000	Market
		Value	FA
	Fund	Index	Index
Consumer Discretionary 11.0%		11.0%	14.2%
Consumer Staples	2.3	2.3	8.0
Energy	4.8	4.8	6.5
Financial Services	41.9	41.8	20.0
Health Care	4.5	4.5	14.0
Materials & Processing	5.2	5.2	3.9
Producer Durables	12.7	12.8	10.5
Technology	10.2	10.2	17.3
Utilities	7.4	7.4	5.6

Volatility Measures
	Russell	DJ
	2000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	1.00	0.72
Beta	1.00	1.07

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Healthcare Realty Trust	Real Estate
Inc.	Investment Trusts
	(REITs)	0.5%
IDACORP Inc.	Utilities: Electrical	0.4
Portland General Electric
Co.	Utilities: Electrical	0.4
Prosperity Bancshares
Inc.	Banks: Diversified	0.4
Umpqua Holdings Corp.	Banks: Diversified	0.4
Investors Bancorp Inc.	Banks: Diversified	0.4
PrivateBancorp Inc.	Banks: Diversified	0.4
Olin Corp.	Chemicals:
	Diversified	0.4
Webster Financial Corp.	Banks: Diversified	0.4
New Residential
Investment Corp.	Mortgage REITs	0.4
Top Ten		4.1%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.20% for ETF Shares and 0.08% for Institutional Shares.

24

Russell 2000 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2016

Initial Investment of $10,000

Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(7/13/2012)	Investment
Russell 2000 Value Index Fund Institutional
Shares	13.76%	12.19%	$8,045,371

Russell 2000 Value Index	13.80	12.24	8,059,055
Dow Jones U.S. Total Stock Market Float
Adjusted Index	11.34	14.27	8,679,230

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

25

Russell 2000 Value Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2016

			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 2000 Value Index Fund ETF Shares Market
Price	13.74%	79.98%	90.51%
Russell 2000 Value Index Fund ETF Shares Net
Asset Value	13.62	79.64	90.38
Russell 2000 Value Index	13.80	81.27	92.28

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2016

Russell 2000 Value Index Fund ETF Shares Net Asset Value

Russell 2000 Value Index

Average Annual Total Returns: Periods Ended June 30, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/20/2010
Market Price		-2.73%	8.00%	10.32%
Net Asset Value		-2.77	7.97	10.31
Institutional Shares	7/13/2012	-2.64	—	10.58

26

Russell 2000 Value Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of August 31, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary †		27,177	10.9%

Consumer Staples
Snyder’s-Lance Inc.	23,059	815	0.3%
Consumer Staples—Other †		4,959	2.0%
		5,774	2.3%
Energy
* RSP Permian Inc.	22,637	884	0.4%
* PDC Energy Inc.	13,273	881	0.3%
Energy—Other †		10,184	4.1%
		11,949	4.8%
Financial Services
Healthcare Realty Trust Inc.	32,699	1,146	0.5%
Prosperity Bancshares Inc.	19,238	1,067	0.4%
Umpqua Holdings Corp.	63,991	1,051	0.4%
Investors Bancorp Inc.	85,230	1,044	0.4%
PrivateBancorp Inc.	22,503	1,034	0.4%
Webster Financial Corp.	26,429	1,021	0.4%
New Residential Investment Corp.	70,231	1,008	0.4%
Gramercy Property Trust	102,972	997	0.4%
Hudson Pacific Properties Inc.	26,771	896	0.4%
Sunstone Hotel Investors Inc.	62,578	869	0.4%
LaSalle Hotel Properties	30,732	862	0.4%
Radian Group Inc.	61,398	842	0.4%
RLJ Lodging Trust	35,617	831	0.3%
CNO Financial Group Inc.	51,027	829	0.3%
Education Realty Trust Inc.	18,150	822	0.3%
Wintrust Financial Corp.	14,770	821	0.3%
IBERIABANK Corp.	11,827	813	0.3%
* MGIC Investment Corp.	98,161	794	0.3%
MB Financial Inc.	20,096	787	0.3%

27

Russell 2000 Value Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
UMB Financial Corp.	12,834	780	0.3%
FNB Corp.	60,043	750	0.3%
* Stifel Financial Corp.	18,953	746	0.3%
First Industrial Realty Trust Inc.	25,898	745	0.3%
United Bankshares Inc.	18,783	740	0.3%
Hancock Holding Co.	22,385	730	0.3%
Financial Services—Other †		82,093	33.0%
		104,118	41.8%
Health Care
* Wright Medical Group NV	29,729	736	0.3%
Health Care—Other †		10,476	4.2%
		11,212	4.5%
Materials & Processing
Olin Corp.	47,512	1,028	0.4%
Materials & Processing—Other †		11,865	4.8%
		12,893	5.2%

[1]Other †		24	0.0%

Producer Durables
*,^ XPO Logistics Inc.	28,058	1,005	0.4%
EMCOR Group Inc.	14,401	825	0.3%
Joy Global Inc.	28,345	773	0.3%
* Teledyne Technologies Inc.	7,194	771	0.3%
Producer Durables—Other †		28,280	11.4%
		31,654	12.7%
Technology
SYNNEX Corp.	8,526	905	0.4%
* NetScout Systems Inc.	26,135	773	0.3%
Intersil Corp. Class A	38,595	762	0.3%
* Tech Data Corp.	10,048	746	0.3%
Mentor Graphics Corp.	30,554	734	0.3%
Technology—Other †		21,283	8.5%
		25,203	10.1%
Utilities
IDACORP Inc.	14,524	1,105	0.4%
Portland General Electric Co.	25,592	1,078	0.4%
ONE Gas Inc.	14,965	916	0.4%
Black Hills Corp.	14,927	873	0.4%
WGL Holdings Inc.	13,684	860	0.4%
Southwest Gas Corp.	12,139	847	0.3%
ALLETE Inc.	14,173	840	0.3%
Spire Inc.	12,782	827	0.3%
NorthWestern Corp.	13,899	804	0.3%
New Jersey Resources Corp.	22,775	766	0.3%
Avista Corp.	18,120	736	0.3%
Utilities—Other †		8,682	3.5%
		18,334	7.3%
Total Common Stocks (Cost $240,984)		248,338	99.6%[2]

28

Russell 2000 Value Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
3,[4] Vanguard Market Liquidity Fund	0.612%	52,690	5,270	2.1%

5U.S. Government and Agency Obligations †			399	0.2%
Total Temporary Cash Investments (Cost $5,668)			5,669	2.3%[2]
Total Investments (Cost $246,652)			254,007	101.9%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			18
Receivables for Investment Securities Sold			481
Receivables for Accrued Income			234
Receivables for Capital Shares Issued			183
Other Assets			6
Total Other Assets			922	0.4%
Liabilities
Payables for Investment Securities Purchased			(1,447)
Collateral for Securities on Loan			(4,215)
Payables for Capital Shares Redeemed			(5)
Payables to Vanguard			(54)
Other Liabilities			(21)
Total Liabilities			(5,742)	(2.3%)
Net Assets			249,187	100.0%

At August 31, 2016, net assets consisted of:
				Amount
				($000)
Paid-in Capital				252,847
Undistributed Net Investment Income				1,127
Accumulated Net Realized Losses				(12,138)
Unrealized Appreciation (Depreciation)
Investment Securities				7,355
Futures Contracts				(4)
Net Assets				249,187

29

Russell 2000 Value Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 1,325,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	120,102
Net Asset Value Per Share—ETF Shares	$90.64

Institutional Shares—Net Assets
Applicable to 722,102 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	129,085
Net Asset Value Per Share—Institutional Shares	$178.76

• See Note A in Notes to Financial Statements. * Non-income-producing security.

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,864,000.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 “Other” represents securities that are not classified by the fund’s benchmark index.

2 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 2.0%, respectively, of net assets.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 Includes $4,215,000 of collateral received for securities on loan.

5 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Russell 2000 Value Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Dividends	3,827
Interest[1]	6
Securities Lending—Net	147
Total Income	3,980
Expenses
The Vanguard Group—Note B
Investment Advisory Services	32
Management and Administrative—ETF Shares	103
Management and Administrative—Institutional Shares	9
Marketing and Distribution—ETF Shares	7
Marketing and Distribution—Institutional Shares	2
Custodian Fees	60
Auditing Fees	32
Shareholders’ Reports—ETF Shares	5
Shareholders’ Reports—Institutional Shares	—
Total Expenses	250
Net Investment Income	3,730
Realized Net Gain (Loss)
Investment Securities Sold[1]	1,235
Futures Contracts	70
Realized Net Gain (Loss)	1,305
Change in Unrealized Appreciation (Depreciation)
Investment Securities	22,997
Futures Contracts	40
Change in Unrealized Appreciation (Depreciation)	23,037
Net Increase (Decrease) in Net Assets Resulting from Operations	28,072

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $4,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Russell 2000 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,730	2,926
Realized Net Gain (Loss)	1,305	11,893
Change in Unrealized Appreciation (Depreciation)	23,037	(21,977)
Net Increase (Decrease) in Net Assets Resulting from Operations	28,072	(7,158)
Distributions
Net Investment Income
ETF Shares	(2,075)	(1,353)
Institutional Shares	(2,259)	(1,497)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(4,334)	(2,850)
Capital Share Transactions
ETF Shares	35,395	8,868
Institutional Shares	45,812	(6,380)
Net Increase (Decrease) from Capital Share Transactions	81,207	2,488
Total Increase (Decrease)	104,945	(7,520)
Net Assets
Beginning of Period	144,242	151,762
End of Period[1]	249,187	144,242

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,127,000 and $1,725,000.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Russell 2000 Value Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$81.88	$87.76	$75.48	$61.97	$55.14
Investment Operations
Net Investment Income	1.561	1.530	1.284	1.639	1.126[1]
Net Realized and Unrealized Gain (Loss)
on Investments	9.305	(5.907)	12.219	13.109	6.424
Total from Investment Operations	10.866	(4.377)	13.503	14.748	7.550
Distributions
Dividends from Net Investment Income	(2.106)	(1.503)	(1.223)	(1.238)	(.720)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.106)	(1.503)	(1.223)	(1.238)	(.720)
Net Asset Value, End of Period	$90.64	$81.88	$87.76	$75.48	$61.97

Total Return	13.62%	-5.10%	17.92%	24.14%	13.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$120	$74	$70	$45	$19
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.02%	1.80%	1.83%	2.12%	2.02%
Portfolio Turnover Rate [2]	31%	28%	36%	60%	40%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Russell 2000 Value Index Fund

Financial Highlights

Institutional Shares
					July 13,
					2012[1] to
			Year Ended August 31,
For a Share Outstanding					Aug. 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$161.59	$173.15	$148.87	$122.12	$120.40
Investment Operations
Net Investment Income	3.265	3.195	2.724	3.360	. 276 [2]
Net Realized and Unrealized Gain (Loss)
on Investments	18.355	(11.619)	24.103	25.888	1.444
Total from Investment Operations	21.620	(8.424)	26.827	29.248	1.720
Distributions
Dividends from Net Investment Income	(4.450)	(3.136)	(2.547)	(2.498)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(4.450)	(3.136)	(2.547)	(2.498)	—
Net Asset Value, End of Period	$178.76	$161.59	$173.15	$148.87	$122.12

Total Return	13.76%	-4.97%	18.07%	24.29%	1.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$129	$71	$82	$51	$6
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%[3]
Ratio of Net Investment Income to
Average Net Assets	2.14%	1.92%	1.95%	2.24%	2.14%[3]
Portfolio Turnover Rate [4]	31%	28%	36%	60%	40%

1	Inception.
2	Calculated based on average shares outstanding.
3	Annualized.
4	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

34

Russell 2000 Value Index Fund

Notes to Financial Statements

Vanguard Russell 2000 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

35

Russell 2000 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

36

Russell 2000 Value Index Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $18,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	248,299	—	39
Temporary Cash Investments	5,270	399	—
Futures Contracts—Liabilities[1]	(16)	—	—
Total	253,553	399	39
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2016	6	743	(4)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

37

Russell 2000 Value Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2016, the fund realized $5,286,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2016, the fund had $1,180,000 of ordinary income available for distribution. The fund had available capital losses totaling $12,141,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2016, the cost of investment securities for tax purposes was $246,669,000. Net unrealized appreciation of investment securities for tax purposes was $7,338,000, consisting of unrealized gains of $24,183,000 on securities that had risen in value since their purchase and $16,845,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2016, the fund purchased $167,508,000 of investment securities and sold $86,133,000 of investment securities, other than temporary cash investments. Purchases and sales include $49,392,000 and $30,258,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	67,427	825	175,714	2,000
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(32,032)	(400)	(166,846)	(1,900)
Net Increase (Decrease)—ETF Shares	35,395	425	8,868	100
Institutional Shares
Issued	69,100	433	15,832	93
Issued in Lieu of Cash Distributions	2,218	14	1,497	9
Redeemed	(25,506)	(161)	(23,709)	(136)
Net Increase (Decrease) —Institutional Shares	45,812	286	(6,380)	(34)

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

38

Russell 2000 Growth Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics

	ETF	Institutional
	Shares		Shares
Ticker Symbol	VTWG		VRTGX
Expense Ratio[1]	0.20%		0.08%
30-Day SEC Yield	0.58%		0.71%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		2000	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	1,175	1,164	3,817
Median Market Cap	$1.9B	$1.9B	$51.2B
Price/Earnings Ratio	43.4x	43.3x	23.5x
Price/Book Ratio	4.0x	4.0x	2.8x
Return on Equity	13.1%	13.1%	16.6%
Earnings Growth
Rate	10.6%	10.6%	7.5%
Dividend Yield	0.8%	0.8%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	33%	—	—
Short-Term
Reserves	-0.2%	—	—

Sector Diversification (% of equity exposure)

			DJ
			U.S.
		Russell	Total
		2000	Market
		Growth	FA
	Fund	Index	Index
Consumer Discretionary 16.9%		16.9%	14.2%
Consumer Staples	3.1	3.1	8.0
Energy	0.9	1.0	6.5
Financial Services	11.9	11.9	20.0
Health Care	22.4	22.3	14.0
Materials & Processing	9.3	9.3	3.9
Producer Durables	14.1	14.1	10.5
Technology	19.2	19.2	17.3
Utilities	2.2	2.2	5.6

Volatility Measures
		DJ
		U.S. Total
	Russell 2000	Market
	Growth Index	FA Index
R-Squared	1.00	0.73
Beta	1.00	1.25

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Microsemi Corp.	Semiconductors &
	Components	0.5%
Fair Isaac Corp.	Financial Data &
	Systems	0.5
MAXIMUS Inc.	Back Office Support
	HR & Consulting	0.4
Aspen Technology Inc.	Computer Services
	Software & Systems	0.4
HealthSouth Corp.	Health Care Facilities	0.4
Take-Two Interactive	Electronic
Software Inc.	Entertainment	0.4
PAREXEL International
Corp.	Medical Services	0.4
Bank of the Ozarks Inc.	Banks	0.4
Deluxe Corp.	Forms and Bulk
	Printing Services	0.4
Woodward Inc.	Machinery: Industrial	0.4
Top Ten		4.2%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.20% for ETF Shares and 0.08% for Institutional Shares.

39

Russell 2000 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2016
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended August 31, 2016

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(9/20/2010)	Investment

	Russell 2000 Growth Index
	Fund*ETF Shares Net Asset Value	3.62%	13.01%	13.16%	$20,861
	Russell 2000 Growth Index
	Fund*ETF Shares Market Price	3.55	13.01	13.15	20,843

••••••••	Russell 2000 Growth Index	3.55	13.02	13.20	20,899

– – – –	Small-Cap Growth Funds Average	2.63	11.38	11.72	19,333
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	11.34	14.40	13.66	21,415

Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(5/25/2011)	Investment
Russell 2000 Growth Index Fund Institutional
Shares	3.74%	13.14%	9.94%	$8,237,107

Russell 2000 Growth Index	3.55	13.02	9.83	8,196,325
Dow Jones U.S. Total Stock Market Float
Adjusted Index	11.34	14.40	11.86	9,026,066

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

40

Russell 2000 Growth Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2016
			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 2000 Growth Index Fund ETF Shares
Market Price	3.55%	84.35%	108.43%
Russell 2000 Growth Index Fund ETF Shares Net
Asset Value	3.62	84.31	108.61
Russell 2000 Growth Index	3.55	84.41	108.99
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Average Annual Total Returns: Periods Ended June 30, 2016
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/20/2010
Market Price		-10.78%	8.50%	12.13%
Net Asset Value		-10.69	8.49	12.13
Institutional Shares	5/25/2011	-10.57	8.62	8.69

41

Russell 2000 Growth Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of August 31, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Tenneco Inc.	23,447	1,309	0.4%
* Buffalo Wild Wings Inc.	7,904	1,282	0.4%
* Bright Horizons Family Solutions Inc.	18,434	1,257	0.4%
Texas Roadhouse Inc. Class A	27,616	1,223	0.3%
American Eagle Outfitters Inc.	62,267	1,154	0.3%
^ Cracker Barrel Old Country Store Inc.	7,548	1,148	0.3%
Consumer Discretionary—Other †		53,877	14.8%
		61,250	16.9%
Consumer Staples
B&G Foods Inc.	27,429	1,302	0.3%
Consumer Staples—Other †		10,023	2.8%
		11,325	3.1%

Energy †		3,365	0.9%

Financial Services
Fair Isaac Corp.	12,899	1,650	0.5%
Bank of the Ozarks Inc.	36,872	1,445	0.4%
DuPont Fabros Technology Inc.	31,132	1,320	0.4%
National Health Investors Inc.	15,642	1,256	0.3%
Home BancShares Inc.	50,350	1,178	0.3%
^ Primerica Inc.	19,591	1,115	0.3%
CoreSite Realty Corp.	13,968	1,090	0.3%
Urban Edge Properties	37,491	1,074	0.3%
Financial Services—Other †		32,826	9.0%
		42,954	11.8%
Health Care
HealthSouth Corp.	36,947	1,504	0.4%
* PAREXEL International Corp.	21,888	1,489	0.4%
* NuVasive Inc.	20,561	1,346	0.4%

42

Russell 2000 Growth Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
* Horizon Pharma plc	67,013	1,260	0.4%
* Medidata Solutions Inc.	22,735	1,230	0.3%
Cantel Medical Corp.	14,811	1,120	0.3%
* Integra LifeSciences Holdings Corp.	12,577	1,087	0.3%
Health Care—Other †		71,834	19.8%
		80,870	22.3%
Materials & Processing
Sensient Technologies Corp.	18,642	1,365	0.4%
Belden Inc.	17,381	1,296	0.4%
PolyOne Corp.	35,035	1,208	0.3%
* Beacon Roofing Supply Inc.	24,881	1,144	0.3%
* Louisiana-Pacific Corp.	55,981	1,091	0.3%
Materials & Processing—Other †		27,514	7.6%
		33,618	9.3%

[1]Other †		125	0.0%

Producer Durables
MAXIMUS Inc.	26,738	1,573	0.4%
Deluxe Corp.	20,387	1,390	0.4%
Woodward Inc.	22,081	1,385	0.4%
CLARCOR Inc.	19,849	1,300	0.4%
Curtiss-Wright Corp.	13,479	1,212	0.3%
Healthcare Services Group Inc.	29,444	1,189	0.3%
Littelfuse Inc.	9,158	1,161	0.3%
Producer Durables—Other †		41,894	11.6%
		51,104	14.1%
Technology
* Microsemi Corp.	47,450	1,896	0.5%
* Aspen Technology Inc.	34,530	1,570	0.4%
* Take-Two Interactive Software Inc.	34,515	1,500	0.4%
* EPAM Systems Inc.	20,081	1,370	0.4%
* GrubHub Inc.	33,555	1,361	0.4%
* Ellie Mae Inc.	13,652	1,336	0.4%
* Cirrus Logic Inc.	26,112	1,325	0.4%
Blackbaud Inc.	19,574	1,319	0.4%
* Cavium Inc.	23,380	1,302	0.4%
* Proofpoint Inc.	16,917	1,302	0.4%
Monolithic Power Systems Inc.	16,227	1,245	0.3%
* Ciena Corp.	56,834	1,219	0.3%
* ViaSat Inc.	16,167	1,213	0.3%
* Integrated Device Technology Inc.	56,048	1,126	0.3%
Science Applications International Corp.	17,612	1,124	0.3%
Technology—Other †		49,382	13.6%
		69,590	19.2%
Utilities
j2 Global Inc.	19,723	1,345	0.4%
Utilities—Other †		6,663	1.8%
		8,008	2.2%
Total Common Stocks (Cost $350,485)		362,209	99.8%[2]

43

Russell 2000 Growth Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
3,[4] Vanguard Market Liquidity Fund	0.612%	85,663	8,567	2.3%

5U.S. Government and Agency Obligations †			200	0.1%
Total Temporary Cash Investments (Cost $8,766)			8,767	2.4%[2]
Total Investments (Cost $359,251)			370,976	102.2%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			29
Receivables for Investment Securities Sold			8,365
Receivables for Accrued Income			189
Receivables for Capital Shares Issued			242
Other Assets			15
Total Other Assets			8,840	2.4%
Liabilities
Payables for Investment Securities Purchased			(664)
Collateral for Securities on Loan			(8,550)
Payables for Capital Shares Redeemed			(7,478)
Payables to Vanguard			(111)
Other Liabilities			(4)
Total Liabilities			(16,807)	(4.6%)
Net Assets			363,009	100.0%

At August 31, 2016, net assets consisted of:
				Amount
				($000)
Paid-in Capital				399,422
Undistributed Net Investment Income				1,208
Accumulated Net Realized Losses				(49,389)
Unrealized Appreciation (Depreciation)
Investment Securities				11,725
Futures Contracts				43
Net Assets				363,009

44

Russell 2000 Growth Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 1,350,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	144,419
Net Asset Value Per Share—ETF Shares	$106.98

Institutional Shares—Net Assets
Applicable to 1,072,648 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	218,590
Net Asset Value Per Share—Institutional Shares	$203.79

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $8,007,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 “Other” represents securities that are not classified by the fund’s benchmark index.
2 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 2.2%, respectively, of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $8,550,000 of collateral received for securities on loan.
5 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

45

Russell 2000 Growth Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Dividends	3,520
Interest[1]	8
Securities Lending—Net	874
Total Income	4,402
Expenses
The Vanguard Group—Note B
Investment Advisory Services	63
Management and Administrative—ETF Shares	199
Management and Administrative—Institutional Shares	84
Marketing and Distribution—ETF Shares	11
Marketing and Distribution—Institutional Shares	7
Custodian Fees	59
Auditing Fees	32
Shareholders’ Reports—ETF Shares	8
Shareholders’ Reports—Institutional Shares	1
Total Expenses	464
Net Investment Income	3,938
Realized Net Gain (Loss)
Investment Securities Sold[1]	(1,826)
Futures Contracts	434
Realized Net Gain (Loss)	(1,392)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	6,617
Futures Contracts	(16)
Change in Unrealized Appreciation (Depreciation)	6,601
Net Increase (Decrease) in Net Assets Resulting from Operations	9,147

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $7,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Russell 2000 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,938	2,326
Realized Net Gain (Loss)	(1,392)	30,695
Change in Unrealized Appreciation (Depreciation)	6,601	(20,057)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,147	12,964
Distributions
Net Investment Income
ETF Shares	(1,472)	(705)
Institutional Shares	(2,744)	(1,350)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(4,216)	(2,055)
Capital Share Transactions
ETF Shares	(6,957)	45,567
Institutional Shares	29,431	7,835
Net Increase (Decrease) from Capital Share Transactions	22,474	53,402
Total Increase (Decrease)	27,405	64,311
Net Assets
Beginning of Period	335,604	271,293
End of Period[1]	363,009	335,604

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,208,000 and $1,486,000.

See accompanying Notes, which are an integral part of the Financial Statements.

47

Russell 2000 Growth Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$104.34	$99.83	$85.58	$67.37	$60.02
Investment Operations
Net Investment Income	. 989	. 680	. 646.699		.402[1]
Net Realized and Unrealized Gain (Loss)
on Investments	2.721	4.471	14.153	18.073	7.133
Total from Investment Operations	3.710	5.151	14.799	18.772	7.535
Distributions
Dividends from Net Investment Income	(1.070)	(.641)	(.549)	(. 562)	(.185)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.070)	(.641)	(.549)	(. 562)	(.185)
Net Asset Value, End of Period	$106.98	$104.34	$99.83	$85.58	$67.37

Total Return	3.62%	5.17%	17.30%	28.07%	12.58%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$144	$149	$100	$68	$20
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	0.99%	0.67%	0.60%	0.96%	0.63%
Portfolio Turnover Rate[2]	33%	34%	35%	50%	51%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

48

Russell 2000 Growth Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$198.85	$190.26	$162.99	$128.23	$114.21
Investment Operations
Net Investment Income	2.121	1.478	1.412	1.412	.859[1]
Net Realized and Unrealized Gain (Loss)
on Investments	5.185	8.565	26.992	34.504	13.616
Total from Investment Operations	7.306	10.043	28.404	35.916	14.475
Distributions
Dividends from Net Investment Income	(2.366)	(1.453)	(1.134)	(1.156)	(.455)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.366)	(1.453)	(1.134)	(1.156)	(.455)
Net Asset Value, End of Period	$203.79	$198.85	$190.26	$162.99	$128.23

Total Return	3.74%	5.29%	17.44%	28.23%	12.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$219	$187	$171	$185	$87
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	1.11%	0.79%	0.72%	1.08%	0.75%
Portfolio Turnover Rate [2]	33%	34%	35%	50%	51%

1 Calculated based on average shares outstanding.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

49

Russell 2000 Growth Index Fund

Notes to Financial Statements

Vanguard Russell 2000 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

50

Russell 2000 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

51

Russell 2000 Growth Index Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $29,000, representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	362,114	—	95
Temporary Cash Investments	8,567	200	—
Futures Contracts—Liabilities[1]	(4)	—	—
Total	370,677	200	95
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2016	7	867	43

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

52

Russell 2000 Growth Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2016, the fund realized $27,477,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2016, the fund had $1,291,000 of ordinary income available for distribution. The fund had available capital losses totaling $49,347,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2016, the cost of investment securities for tax purposes was $359,251,000. Net unrealized appreciation of investment securities for tax purposes was $11,725,000, consisting of unrealized gains of $42,275,000 on securities that had risen in value since their purchase and $30,550,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2016, the fund purchased $275,256,000 of investment securities and sold $251,822,000 of investment securities, other than temporary cash investments. Purchases and sales include $42,328,000 and $129,952,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	125,137	1,275	224,830	2,100
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(132,094)	(1,350)	(179,263)	(1,675)
Net Increase (Decrease)—ETF Shares	(6,957)	(75)	45,567	425
Institutional Shares
Issued	152,112	788	61,431	310
Issued in Lieu of Cash Distributions	2,744	14	1,350	7
Redeemed	(125,425)	(669)	(54,946)	(278)
Net Increase (Decrease) —Institutional Shares	29,431	133	7,835	39

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

53

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund:

In our opinion, the accompanying statements of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund (constituting separate portfolios of Vanguard Scottsdale Funds, hereafter referred to as the “Funds”) at August 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2016

54

Special 2016 tax information (unaudited) for Vanguard Russell 2000 Index Funds

This information for the fiscal year ended August 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Russell 2000 Index Fund	12,937
Russell 2000 Value Index Fund	2,840
Russell 2000 Growth Index Fund	3,031

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Russell 2000 Index Fund	62.2%
Russell 2000 Value Index Fund	60.7
Russell 2000 Growth Index Fund	61.1

55

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Russell 2000 Index Funds

Periods Ended August 31, 2016

			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 2000 Index Fund ETF Shares
Returns Before Taxes	8.62%	12.83%	12.41%
Returns After Taxes on Distributions	8.05	12.45	12.08
Returns After Taxes on Distributions and Sale of Fund Shares	5.07	10.18	9.94
			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 2000 Value Index Fund ETF Shares
Returns Before Taxes	13.62%	12.43%	11.44%
Returns After Taxes on Distributions	12.72	11.87	10.94
Returns After Taxes on Distributions and Sale of Fund Shares	7.98	9.78	9.06

			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 2000 Growth Index Fund ETF Shares
Returns Before Taxes	3.62%	13.01%	13.16%
Returns After Taxes on Distributions	3.30	12.83	13.00
Returns After Taxes on Distributions and Sale of Fund Shares	2.18	10.40	10.65

56

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended August 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/29/2016	8/31/2016	Period
Based on Actual Fund Return
Russell 2000 Index Fund
ETF Shares	$1,000.00	$1,208.68	$0.89
Institutional Shares	1,000.00	1,208.98	0.56
Russell 2000 Value Index Fund
ETF Shares	$1,000.00	$1,218.86	$1.17
Institutional Shares	1,000.00	1,219.57	0.50
Russell 2000 Growth Index Fund
ETF Shares	$1,000.00	$1,196.90	$1.21
Institutional Shares	1,000.00	1,197.67	0.50
Based on Hypothetical 5% Yearly Return
Russell 2000 Index Fund
ETF Shares	$1,000.00	$1,024.33	$0.81
Institutional Shares	1,000.00	1,024.63	0.51
Russell 2000 Value Index Fund
ETF Shares	$1,000.00	$1,024.08	$1.07
Institutional Shares	1,000.00	1,024.68	0.46
Russell 2000 Growth Index Fund
ETF Shares	$1,000.00	$1,024.03	$1.12
Institutional Shares	1,000.00	1,024.68	0.46

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Russell 2000 Index Fund, 0.16% for ETF Shares and 0.10% for Institutional Shares; for the Russell 2000 Value Index Fund, 0.21% for ETF Shares and 0.09% for Institutional Shares; and for the Russell 2000 Growth Index Fund, 0.22% for ETF Shares and 0.09% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

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Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Russell 2000 Index Fund, Russell 2000 Value Index Fund, and Russell 2000 Growth Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Index Group—serves as investment advisor for each fund. The board determined that continuing each fund’s internalized management structure was in the best interests of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year directing the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance relative to its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratios charged by funds in its peer group and that each fund’s advisory expenses were also well below its peer group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

59

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

61

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley Kathleen C. Gubanich Martha G. King John T. Marcante Chris D. McIsaac	James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	The Russell Indexes and Russell® are registered
Direct Investor Account Services > 800-662-2739	trademarks of Russell Investments and have been
licensed for use by The Vanguard Group, Inc. The
Institutional Investor Services > 800-523-1036	products are not sponsored, endorsed, sold, or
Text Telephone for People	promoted by Russell Investments and Russell
Who Are Deaf or Hard of Hearing> 800-749-7273	Investments makes no representation regarding the
advisability of investing in the products.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18510 102016

Annual Report | August 31, 2016

Vanguard Russell 3000 Index Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Fund Profile.	7
Performance Summary.	8
Financial Statements.	10
Your Fund’s After-Tax Returns.	23
About Your Fund’s Expenses.	24
Trustees Approve Advisory Arrangement.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard Russell 3000 Index Fund, which represents the broad U.S. stock market, returned about 11% for the 12 months ended August 31, 2016. The fund’s return was in line with that of its benchmark index and exceeded the average return of its multi-capitalization core peers.

• In general, large-cap stocks outperformed small-cap stocks, and value stocks topped their growth brethren during the period.

• Each of the Russell 3000 Index Fund’s nine industry sectors produced positive results.

Technology stocks, which represented about 17% of the fund, contributed most to the fund’s return. Producer durables and financial services stocks also added significantly to performance.

• Health care and energy stocks posted the weakest results. In health care, biotechnology companies struggled amid regulatory and drug market challenges. In energy, equipment and services providers and alternative energy companies weighed on performance.

Total Returns: Fiscal Year Ended August 31, 2016
Total
Returns
Vanguard Russell 3000 Index Fund
ETF Shares
Market Price	11.11%
Net Asset Value	11.20
Institutional Shares	11.28
Russell 3000 Index	11.44
Multi-Cap Core Funds Average	7.13

Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Total Returns: Inception Through August 31, 2016
Average
Annual Return
Russell 3000 Index Fund ETF Shares Net Asset Value (Returns since inception: 9/20/2010)	13.52%
Russell 3000 Index	13.69
Multi-Cap Core Funds Average	11.06
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Institutional	Peer Group
	Shares	Shares	Average
Russell 3000 Index Fund	0.15%	0.08%	1.17%

The fund expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the fund’s expense ratios were 0.15% for ETF Shares and 0.08% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Multi-Cap Core Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Even as the global economy continued to expand at a slow but sustained pace over the 12 months ended August 31, 2016, a series of disquieting developments highlighted the importance for investors of remaining disciplined.

Chief among them was “Brexit”—the British public’s vote to exit the European Union—but plenty of others moved the markets as well. We saw sharp ups and downs in the prices of oil and other commodities, choppy U.S. job numbers, shifting expectations about when the Federal Reserve might raise interest rates again, and decreases in already negative yields for European and Japanese government bonds.

Beyond being the end of the fiscal period, August marked a milestone: 40 years since Vanguard introduced the first index mutual fund. In ways that are perhaps still not fully appreciated, indexing has vastly improved investing for individuals, advisors, and institutions all over the world. Later in this letter, I’ll discuss the revolution wrought by what was initially a little-heralded new fund from a fledgling outfit in Valley Forge, Pennsylvania.

Brexit added another layer of uncertainty for investors
I think it’s fair to say that the momentous June 23 Brexit vote caught even the British off guard. Although we saw some market jitters in the run-up to the referendum, the unexpected outcome triggered a spike in

3

volatility worldwide. Stocks around the world lost 5%–10% in U.S. dollar terms in the first two trading sessions following the vote, with U.K. and European markets among the hardest hit; global bonds, though, headed in the other direction. It was a textbook illustration of the value of having a diversified portfolio.

That kind of volatility can push investors to “do something.” But some of the worst days in the stock markets are sometimes followed by some of the best—as happened at the end of June. Investors who scrambled to protect their portfolios by shedding stocks amid headlines warning of a global market meltdown may well have ended up locking in post-Brexit losses, then missing out on the strong rebound that took place just days later. Those headlines were noise that investors would have been better off tuning out. I’m pleased to say that Vanguard investors on the whole did just that—we continued to see cash flows into our funds in the days after the vote.

For the 12 months, stocks generally finished higher, with U.S. stocks up more than 11% and international stocks about 3% for U.S.-based investors.

In a surprise, bonds turned in a solid performance that few would have predicted a year ago. It seemed as if rates had fallen so far that they couldn’t go any lower, but many did. Central banks in a number of European countries and Japan set key monetary policy rates below zero.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	11.69%	12.02%	14.60%
Russell 2000 Index (Small-caps)	8.59	8.53	12.85
Russell 3000 Index (Broad U.S. market)	11.44	11.74	14.46
FTSE All-World ex US Index (International)	3.37	2.59	3.72

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.97%	4.37%	3.24%
Barclays Municipal Bond Index (Broad tax-exempt market)	6.88	6.47	4.80
Citigroup Three-Month U.S. Treasury Bill Index	0.18	0.05	0.06

CPI
Consumer Price Index	1.06%	0.98%	1.23%

4

When being ‘average’ is a lot better than average

Not only did Vanguard founder John C. Bogle launch the first index mutual fund in 1976, but he also was among the first to clearly explain to the investing public the benefits of what was then a novel, unproven strategy.

Back in 1977, in the first annual report for what was later renamed Vanguard 500 Index Fund,
Mr. Bogle wrote that an index fund “represents a tough and demanding ‘par.’. And if there are some professionals who can ‘beat par’ more often than not—in investing or in golf—they do not seem to be in the majority.”

Mr. Bogle’s analogy has been borne out by historical returns. As you can see in the chart below, out of 1,238 actively managed large-capitalization funds, a clear majority—65%—
trailed the Standard & Poor’s 500 Index in average annual return over the decade ended
December 31, 2015. And 518 funds, or about 42% of the total number, trailed by more than
1 percentage point.

The track record looks even more discouraging when you consider that of the 35% of funds that outperformed the index, only119—or about10%in all—did so by morethan 1 percentage point. The 315 others also took on risk to try to outperform the index (and likely experienced greatervolatility)butcameoutaheadbylessthan1percentagepointinaverageannualreturn.

Over a decade, a majority of active large-cap funds lagged the S&P 500 Index
Based on average annual returns, 2006–2015

Notes: Data based on average annual returns ofall 1,238existing actively managed large-cap funds overthe decade endedDecember 31,
2015. Note thatindexfunds seekto track theperformance ofabenchmarkindexbuttypically won't“match”thebenchmark'sreturns because of the costs of passive indexing.
Sources: Vanguard calculations, using data from Standard & Poor’s.
Pastperformanceisnotaguarantee offutureresults.Theperformanceofanindexis notanexactrepresentationofanyparticularinvestment, asyoucannotinvestdirectlyinanindex.

5

These policies held down short-term rates, while more muted expectations for global growth and inflation weighed on longer-term rates.

Yields in the United States weren’t quite as low as in many developed countries. The Fed raised the federal funds target rate only once, in December, to a slim 0.25%–0.5%. Further out on the maturity spectrum, the bellwether 10-year U.S. Treasury yield dropped in early July to a record low 1.36%, before moving back up a little to end the period at 1.58%. Over the 12 months, U.S. bonds returned about 6%, and international bonds returned even more—about 11%—for U.S.-based investors, again underscoring the markets’ unpredictability and the merits of diversification.

Over the years, many investors have embraced the pluses of indexing

Market upsets like Brexit aren’t rare occurrences. Fortunately, indexing has proved to be a durable behavioral tool to help keep investors from making bad financial decisions when upsets happen. In fact, this is one of indexing’s less appreciated benefits: Holding index funds as part of a broadly diversified portfolio can counterbalance that tendency to react to news headlines. When times are volatile, you’ll know you might have some exposure to a part of the market that has dropped, but also to other parts that may be holding up better.

Vanguard’s launch of the First Index Investment Trust, now Vanguard 500 Index Fund, initially met with a frosty reception. Its mandate to track the performance of a broadly diversified benchmark at a low cost seemed underwhelming to an investing public accustomed to funds that offered the chance to outperform. Investors have since come around, as experience has demonstrated the benefits of low costs and broad diversification.

Indexing accounted for about 30% of U.S. mutual fund and exchange-traded fund (ETF) assets at the end of 2015, according to the Investment Company Institute. Some now even proclaim the “triumph of indexing,” implying that it’s the only way to invest.

In our view, the rise of indexing has served to underscore an investment principle that long predates 1976: A long-term, low-cost, diversified approach gives investors the best chance for success. That’s true whether the investments you choose are indexed or actively managed—or both.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 9, 2016

Russell 3000 Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics

	ETF	Institutional
	Shares		Shares
Ticker Symbol	VTHR		VRTTX
Expense Ratio[1]	0.15%		0.08%
30-Day SEC Yield	1.84%		1.90%

Portfolio Characteristics
			DJ
			U.S.
			Total
		Russell	Market
		3000	FA
	Fund	Index	Index
Number of Stocks	2,988	2,979	3,817
Median Market Cap	$53.8B	$53.8B	$51.2B
Price/Earnings Ratio	23.5x	23.5x	23.5x
Price/Book Ratio	2.8x	2.8x	2.8x
Return on Equity	16.8%	16.6%	16.6%
Earnings Growth
Rate	7.5%	7.5%	7.5%
Dividend Yield	2.0%	2.0%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	8%	—	—
Short-Term
Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)

			DJ
			U.S.
			Total
		Russell	Market
		3000	FA
	Fund	Index	Index
Consumer Discretionary 14.1%		14.1%	14.2%
Consumer Staples	8.0	8.0	8.0
Energy	6.5	6.5	6.5
Financial Services	20.1	20.1	20.0
Health Care	14.0	14.0	14.0
Materials & Processing	3.9	3.9	3.9
Producer Durables	10.5	10.5	10.5
Technology	17.2	17.2	17.3
Utilities	5.7	5.7	5.6

Volatility Measures
		DJ
	Russell	U.S. Total
	3000	Market
	Index	FA Index
R-Squared	1.00	1.00
Beta	1.00	1.00
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Technology	2.6%
Alphabet Inc.	Computer Services
	Software & Systems	2.0
Microsoft Corp.	Computer Services
	Software & Systems	1.9
Exxon Mobil Corp.	Oil: Integrated	1.6
Johnson & Johnson	Pharmaceuticals	1.4
Amazon.com Inc.	Diversified Retail	1.3
General Electric Co.	Diversified
	Manufacturing
	Operations	1.2
Berkshire Hathaway Inc. Insurance: Multi-Line		1.2
Facebook Inc.	Computer Services
	Software & Systems	1.2
AT&T Inc.	Utilities:
	Telecommunications	1.1
Top Ten		15.5%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.15% for ETF Shares and 0.08% for Institutional Shares.

Russell 3000 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2016
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended August 31, 2016
				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(9/20/2010)	Investment
	Russell 3000 Index Fund*ETF Shares
	Net Asset Value	11.20%	14.27%	13.52%	$21,253
	Russell 3000 Index Fund*ETF Shares
	Market Price	11.11	14.27	13.52	21,256
••••••••	Russell 3000 Index	11.44	14.46	13.69	21,445
– – – –	Multi-Cap Core Funds Average	7.13	11.74	11.06	18,663
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	11.34	14.40	13.66	21,415
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(11/1/2010)	Investment
Russell 3000 Index Fund Institutional Shares	11.28%	14.35%	13.10%	$10,251,320
Russell 3000 Index	11.44	14.46	13.19	10,299,249
Dow Jones U.S. Total Stock Market Float
Adjusted Index	11.34	14.40	13.16	10,283,067
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Russell 3000 Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2016
			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Russell 3000 Index Fund ETF Shares Market Price	11.11%	94.79%	112.56%
Russell 3000 Index Fund ETF Shares Net Asset
Value	11.20	94.81	112.53
Russell 3000 Index	11.44	96.42	114.45

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2016

Russell 3000 Index Fund ETF Shares Net Asset Value

Russell 3000 Index

Average Annual Total Returns: Periods Ended June 30, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
ETF Shares	9/20/2010
Market Price		1.86%	11.42%	13.14%
Net Asset Value		1.90	11.42	13.13
Institutional Shares	11/1/2010	1.99	11.50	12.69

Russell 3000 Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of August 31, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Amazon.com Inc.	19,244	14,802	1.3%
Home Depot Inc.	61,465	8,244	0.7%
Comcast Corp. Class A	119,018	7,767	0.7%
Walt Disney Co.	80,476	7,602	0.7%
Wal-Mart Stores Inc.	75,037	5,361	0.5%
McDonald’s Corp.	43,382	5,018	0.4%
Consumer Discretionary—Other †		109,817	9.7%
		158,611	14.0%
Consumer Staples
Procter & Gamble Co.	131,989	11,524	1.0%
Coca-Cola Co.	193,114	8,387	0.7%
Philip Morris International Inc.	76,303	7,625	0.7%
PepsiCo Inc.	71,425	7,625	0.7%
Altria Group Inc.	92,750	6,130	0.5%
CVS Health Corp.	52,993	4,950	0.4%
Consumer Staples—Other †		43,523	3.9%
		89,764	7.9%
Energy
Exxon Mobil Corp.	205,256	17,886	1.6%
Chevron Corp.	92,951	9,349	0.8%
Schlumberger Ltd.	68,891	5,442	0.5%
Energy—Other †		40,524	3.6%
		73,201	6.5%
Financial Services
* Berkshire Hathaway Inc. Class B	93,480	14,068	1.2%
JPMorgan Chase & Co.	180,103	12,157	1.1%
Wells Fargo & Co.	224,081	11,383	1.0%
Bank of America Corp.	507,349	8,189	0.7%
Visa Inc. Class A	94,279	7,627	0.7%

10

Russell 3000 Index Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Citigroup Inc.	145,474	6,945	0.6%
MasterCard Inc. Class A	47,706	4,610	0.4%
Financial Services—Other †		161,109	14.3%
		226,088	20.0%
Health Care
Johnson & Johnson	136,118	16,244	1.4%
Pfizer Inc.	297,266	10,345	0.9%
Merck & Co. Inc.	137,417	8,628	0.8%
Amgen Inc.	37,551	6,386	0.6%
UnitedHealth Group Inc.	46,410	6,314	0.6%
Medtronic plc	69,109	6,015	0.5%
Gilead Sciences Inc.	66,279	5,195	0.5%
AbbVie Inc.	79,798	5,115	0.4%
Bristol-Myers Squibb Co.	82,359	4,727	0.4%
* Allergan plc	19,543	4,584	0.4%
* Celgene Corp.	37,943	4,050	0.4%
Health Care—Other †		80,153	7.1%
		157,756	14.0%

Materials & Processing †		43,721	3.9%

Other[1]
* Leap Wireless International Inc. CVR	1,716	4	0.0%
Other—Other †		11	0.0%
		15	0.0%
Producer Durables
General Electric Co.	451,516	14,105	1.2%
3M Co.	29,176	5,230	0.5%
Honeywell International Inc.	37,543	4,382	0.4%
United Technologies Corp.	38,285	4,075	0.4%
Union Pacific Corp.	41,831	3,996	0.3%
Producer Durables—Other †		86,651	7.7%
		118,439	10.5%
Technology
Apple Inc.	271,436	28,799	2.6%
Microsoft Corp.	374,160	21,499	1.9%
* Facebook Inc. Class A	110,923	13,990	1.2%
* Alphabet Inc. Class A	14,433	11,400	1.0%
* Alphabet Inc. Class C	14,720	11,291	1.0%
Intel Corp.	234,292	8,409	0.8%
Cisco Systems Inc.	247,113	7,769	0.7%
International Business Machines Corp.	43,690	6,941	0.6%
Oracle Corp.	146,880	6,054	0.5%
QUALCOMM Inc.	72,521	4,574	0.4%
Technology—Other †		73,130	6.5%
		193,856	17.2%
Utilities
AT&T Inc.	304,766	12,459	1.1%
Verizon Communications Inc.	202,306	10,587	1.0%
Utilities—Other †		40,814	3.6%
		63,860	5.7%
Total Common Stocks (Cost $1,058,966)		1,125,311	99.7%[2]

11

Russell 3000 Index Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
3,[4] Vanguard Market Liquidity Fund	0.612%	18,212	1,822	0.2%

5U.S. Government and Agency Obligations †			1,000	0.1%
Total Temporary Cash Investments (Cost $2,821)			2,822	0.3%[2]
[6]Total Investments (Cost $1,061,787)			1,128,133	100.0%

			Amount
			($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard			86
Receivables for Investment Securities Sold			4,546
Receivables for Accrued Income			2,240
Receivables for Capital Shares Issued			10
Total Other Assets			6,882	0.6%
Liabilities
Payables for Investment Securities Purchased			(4,451)
Collateral for Securities on Loan			(1,642)
Payables for Capital Shares Redeemed			(10)
Payables to Vanguard			(261)
Other Liabilities			(75)
Total Liabilities			(6,439)	(0.6%)
Net Assets			1,128,576	100.0%

At August 31, 2016, net assets consisted of:
				Amount
				($000)
Paid-in Capital				1,080,349
Undistributed Net Investment Income				4,554
Accumulated Net Realized Losses				(22,697)
Unrealized Appreciation (Depreciation)
Investment Securities				66,346
Futures Contracts				24
Net Assets				1,128,576

12

Russell 3000 Index Fund

Amount
($000)
ETF Shares—Net Assets
Applicable to 2,825,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	281,849
Net Asset Value Per Share—ETF Shares	$99.77

Institutional Shares—Net Assets
Applicable to 4,384,808 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	846,727
Net Asset Value Per Share—Institutional Shares	$193.10

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 “Other” represents securities that are not classified by the fund’s benchmark index.
2 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $1,642,000 of collateral received for securities on loan.
5 Securities with a value of $400,000 have been segregated as initial margin for open futures contracts.
6 The total value of securities on loan is $1,525,000.
CVR—Contingent Value Rights.
See accompanying Notes, which are an integral part of the Financial Statements.

13

Russell 3000 Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Dividends	21,152
Interest[1]	17
Securities Lending—Net	141
Total Income	21,310
Expenses
The Vanguard Group—Note B
Investment Advisory Services	169
Management and Administrative—ETF Shares	175
Management and Administrative—Institutional Shares	151
Marketing and Distribution—ETF Shares	17
Marketing and Distribution—Institutional Shares	22
Custodian Fees	386
Auditing Fees	32
Shareholders’ Reports—ETF Shares	7
Shareholders’ Reports—Institutional Shares	—
Total Expenses	959
Net Investment Income	20,351
Realized Net Gain (Loss)
Investment Securities Sold[1]	37,071
Futures Contracts	519
Realized Net Gain (Loss)	37,590
Change in Unrealized Appreciation (Depreciation)
Investment Securities	58,695
Futures Contracts	(112)
Change in Unrealized Appreciation (Depreciation)	58,583
Net Increase (Decrease) in Net Assets Resulting from Operations	116,524

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $16,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Russell 3000 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	20,351	14,582
Realized Net Gain (Loss)	37,590	113,500
Change in Unrealized Appreciation (Depreciation)	58,583	(135,902)
Net Increase (Decrease) in Net Assets Resulting from Operations	116,524	(7,820)
Distributions
Net Investment Income
ETF Shares	(3,948)	(2,304)
Institutional Shares	(15,210)	(11,310)
Realized Capital Gain
ETF Shares	—	—
Institutional Shares	—	—
Total Distributions	(19,158)	(13,614)
Capital Share Transactions
ETF Shares	90,853	53,219
Institutional Shares	(16,462)	204,190
Net Increase (Decrease) from Capital Share Transactions	74,391	257,409
Total Increase (Decrease)	171,757	235,975
Net Assets
Beginning of Period	956,819	720,844
End of Period[1]	1,128,576	956,819

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,554,000 and $3,357,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Russell 3000 Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$91.43	$92.82	$75.79	$64.28	$55.97
Investment Operations
Net Investment Income	1.850	1.649	1.485	1.313	1.037
Net Realized and Unrealized Gain (Loss)
on Investments	8.248	(1.396)	17.004	11.484	8.255
Total from Investment Operations	10.098	.253	18.489	12.797	9.292
Distributions
Dividends from Net Investment Income	(1.758)	(1.643)	(1.459)	(1.287)	(.982)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.758)	(1.643)	(1.459)	(1.287)	(.982)
Net Asset Value, End of Period	$99.77	$91.43	$92.82	$75.79	$64.28

Total Return	11.20%	0.21%	24.58%	20.14%	16.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$282	$169	$121	$76	$39
Ratio of Total Expenses to
Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	1.98%	1.76%	1.77%	2.03%	1.99%
Portfolio Turnover Rate[1]	8%	4%	8%	16%	20%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Russell 3000 Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$176.98	$179.64	$146.68	$124.40	$108.32
Investment Operations
Net Investment Income	3.689	3.318	2.986	2.630	2.087
Net Realized and Unrealized Gain (Loss)
on Investments	15.965	(2.689)	32.903	22.226	15.972
Total from Investment Operations	19.654	.629	35.889	24.856	18.059
Distributions
Dividends from Net Investment Income	(3.534)	(3.289)	(2.929)	(2.576)	(1.979)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(3.534)	(3.289)	(2.929)	(2.576)	(1.979)
Net Asset Value, End of Period	$193.10	$176.98	$179.64	$146.68	$124.40

Total Return	11.28%	0.30%	24.66%	20.21%	16.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$847	$788	$600	$426	$126
Ratio of Total Expenses to
Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Net Investment Income to
Average Net Assets	2.05%	1.83%	1.84%	2.10%	2.06%
Portfolio Turnover Rate[1]	8%	4%	8%	16%	20%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Russell 3000 Index Fund

Notes to Financial Statements

Vanguard Russell 3000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: ETF Shares and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

18

Russell 3000 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution

19

Russell 3000 Index Fund

expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $86,000, representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,125,295	—	16
Temporary Cash Investments	1,822	1,000	—
Futures Contracts—Liabilities[1]	(7)	—	—
Total	1,127,110	1,000	16
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2016	25	2,712	24

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

20

Russell 3000 Index Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2016, the fund realized $58,209,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2016, the fund had $4,753,000 of ordinary income available for distribution. The fund had available capital losses totaling $22,673,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2016, the cost of investment securities for tax purposes was $1,061,789,000. Net unrealized appreciation of investment securities for tax purposes was $66,344,000, consisting of unrealized gains of $110,677,000 on securities that had risen in value since their purchase and $44,333,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2016, the fund purchased $392,394,000 of investment securities and sold $311,444,000 of investment securities, other than temporary cash investments. Purchases and sales include $123,777,000 and $235,295,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	356,389	3,775	618,159	6,450
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(265,536)	(2,800)	(564,940)	(5,900)
Net Increase (Decrease)—ETF Shares	90,853	975	53,219	550
Institutional Shares
Issued	203,851	1,138	325,512	1,765
Issued in Lieu of Cash Distributions	14,875	83	11,310	62
Redeemed	(235,188)	(1,287)	(132,632)	(717)
Net Increase (Decrease) —Institutional Shares	(16,462)	(66)	204,190	1,110

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 3000 Index Fund:

In our opinion, the accompanying statement of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Russell 3000 Index Fund (constituting a separate portfolio of Vanguard Scottsdale Funds, hereafter referred to as the “Fund”) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2016

Special 2016 tax information (unaudited) for Vanguard Russell 3000 Index Fund

This information for the fiscal year ended August 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $19,158,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 92.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

22

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Russell 3000 Index Fund ETF Shares

Periods Ended August 31, 2016

			Since
	One	Five	Inception
	Year	Years	(9/20/2010)
Returns Before Taxes	11.20%	14.27%	13.52%
Returns After Taxes on Distributions	10.70	13.84	13.13
Returns After Taxes on Distributions and Sale of Fund Shares	6.70	11.45	10.94

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended August 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Russell 3000 Index Fund	2/29/2016	8/31/2016	Period
Based on Actual Fund Return
ETF Shares	$1,000.00	$1,142.79	$0.86
Institutional Shares	1,000.00	1,143.21	0.49
Based on Hypothetical 5% Yearly Return
ETF Shares	$1,000.00	$1,024.33	$0.81
Institutional Shares	1,000.00	1,024.68	0.46

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.16% for ETF Shares and 0.09% for Institutional Shares. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

25

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Russell 3000 Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Index Group—serves as investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year directing the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to its target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

26

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory expenses were also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of the report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley Kathleen C. Gubanich Martha G. King John T. Marcante Chris D. McIsaac	James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	The Russell Indexes and Russell® are registered
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Who Are Deaf or Hard of Hearing> 800-749-7273	Investments makes no representation regarding the
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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
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find out more about this public service, call the SEC at
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Public Reference Section, Securities and Exchange
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© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18540 102016

Annual Report | August 31, 2016

Vanguard Sector Bond Index Funds

Vanguard Short-Term Government Bond Index Fund

Vanguard Intermediate-Term Government Bond Index Fund

Vanguard Long-Term Government Bond Index Fund

Vanguard Short-Term Corporate Bond Index Fund

Vanguard Intermediate-Term Corporate Bond Index Fund

Vanguard Long-Term Corporate Bond Index Fund

Vanguard Mortgage-Backed Securities Index Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	6
Short-Term Government Bond Index Fund.	10
Intermediate-Term Government Bond Index Fund.	27
Long-Term Government Bond Index Fund.	44
Short-Term Corporate Bond Index Fund.	60
Intermediate-Term Corporate Bond Index Fund.	77
Long-Term Corporate Bond Index Fund.	95
Mortgage-Backed Securities Index Fund.	114
About Your Fund’s Expenses.	135
Trustees Approve Advisory Arrangements.	138
Glossary.	140

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Bonds provided a safe harbor from stock market volatility during the 12 months ended August 31, 2016. In June, amid uncertainty surrounding the U.K. Brexit vote, the broad U.S. bond market returned almost 2%, its best month of the fiscal year.

• Several of the funds covered in this report met their investment objective of closely tracking their benchmark indexes, after expenses. Divergences can arise because the funds and their indexes value securities at slightly different times toward the end of the day and use different pricing methods.

• Short-term interest rates rose, but longer-term rates declined—boosting long-term bond prices. (Rates and bond prices move in opposite directions.)

• Returns for ETF Shares (based on net asset value) ranged from about 1% for the Short-Term Government Bond Index Fund to more than 18% for the Long-Term Corporate Bond Index Fund. Both income and capital returns were positive for each fund.

Total Returns: Fiscal Year Ended August 31, 2016
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Government Bond Index Fund
ETF Shares	0.74%
Market Price				0.97%
Net Asset Value				0.98
Admiral™ Shares	0.74	0.79%	0.19%	0.98
Institutional Shares	0.74	0.82	0.16	0.98
Barclays U.S. 1–3 Year Government Float Adjusted Index				1.06
Short U.S. Government Funds Average				0.68
Short U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Intermediate-Term Government Bond Index Fund
ETF Shares	1.18%
Market Price				4.35%
Net Asset Value				4.37
Admiral Shares	1.18	1.64%	2.74%	4.38
Institutional Shares	1.18	1.65	2.77	4.42
Barclays U.S. 3–10 Year Government Float Adjusted Index				4.47
Intermediate U.S. Government Funds Average				3.22

Intermediate U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

1

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Long-Term Government Bond Index Fund
ETF Shares	2.13%
Market Price				16.95%
Net Asset Value				16.96
Admiral Shares	2.12	2.93%	14.04%	16.97
Institutional Shares	2.13	2.96	14.03	16.99
Barclays U.S. Long Government Float Adjusted Index				16.59
General U.S. Government Funds Average				4.18
General U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Short-Term Corporate Bond Index Fund
ETF Shares	1.73%
Market Price				3.93%
Net Asset Value				3.71
Admiral Shares	1.71	2.14%	1.56%	3.70
Institutional Shares	1.72	2.16	1.56	3.72
Barclays U.S. 1–5 Year Corporate Bond Index				3.78
Short-Intermediate Investment-Grade Debt Funds Average				2.86
Short-Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Intermediate-Term Corporate Bond Index Fund
ETF Shares	2.75%
Market Price				10.04%
Net Asset Value				9.58
Admiral Shares	2.74	3.54%	6.03%	9.57
Institutional Shares	2.75	3.56	6.02	9.58
Barclays U.S. 5–10 Year Corporate Bond Index				9.46
Core Bond Funds Average				5.66
Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Long-Term Corporate Bond Index Fund
ETF Shares	3.99%
Market Price				18.29%
Net Asset Value				18.21
Admiral Shares	3.99	5.10%	13.11%	18.21
Institutional Shares	4.00	5.12	13.10	18.22
Barclays U.S. 10+ Year Corporate Bond Index				17.71
Corporate Debt Funds BBB-Rated Average				8.70
Corporate Debt Funds BBB-Rated Average: Derived from data provided by Lipper, a Thomson Reuters Company.

2

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Mortgage-Backed Securities Index Fund
ETF Shares	1.80%
Market Price				3.78%
Net Asset Value				3.70
Admiral Shares	1.81	1.87%	1.83%	3.70
Institutional Shares	1.80	1.90	1.82	3.72
Barclays U.S. MBS Float Adjusted Index				3.76
U.S. Mortgage Funds Average				3.51

U.S. Mortgage Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Total Returns: Inception Through August 31, 2016
Average
Annual Return
Short-Term Government Bond Index Fund ETF Shares Net Asset Value (Returns since inception:
11/19/2009)	0.87%
Barclays U.S. 1–3 Year Government Float Adjusted Index	0.99
Short U.S. Government Funds Average	0.87
Short U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Intermediate-Term Government Bond Index Fund ETF Shares Net Asset Value (Returns since inception:
11/19/2009)	3.62%
Barclays U.S. 3–10 Year Government Float Adjusted Index	3.74
Intermediate U.S. Government Funds Average	2.70
Intermediate U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Long-Term Government Bond Index Fund ETF Shares Net Asset Value (Returns since inception:
11/19/2009)	8.70%
Barclays U.S. Long Government Float Adjusted Index	8.81
General U.S. Government Funds Average	3.29

General U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

3

Average
Annual Return
Short-Term Corporate Bond Index Fund ETF Shares Net Asset Value (Returns since inception:
11/19/2009)	3.26%
Barclays U.S. 1–5 Year Corporate Bond Index	3.48
Short-Intermediate Investment-Grade Debt Funds Average	2.70

Short-Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Intermediate-Term Corporate Bond Index Fund ETF Shares Net Asset Value (Returns since inception:
11/19/2009)	6.56%
Barclays U.S. 5–10 Year Corporate Bond Index	6.65
Spliced Core Bond Funds Average	4.36
For a benchmark description, see the Glossary.
Spliced Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Long-Term Corporate Bond Index Fund ETF Shares Net Asset Value (Returns since inception:
11/19/2009)	8.87%
Barclays U.S. 10+ Year Corporate Bond Index	8.83
Corporate Debt Funds BBB-Rated Average	6.17
Corporate Debt Funds BBB-Rated Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Mortgage-Backed Securities Index Fund ETF Shares Net Asset Value (Returns since inception:
11/19/2009)	3.24%
Barclays U.S. MBS Float Adjusted Index	3.27
U.S. Mortgage Funds Average	3.63
U.S. Mortgage Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

4

Expense Ratios
Your Fund Compared With Its Peer Group
	ETF	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Short-Term Government Bond Index
Fund	0.10%	0.10%	0.07%	0.80%
Intermediate-Term Government Bond
Index Fund	0.10	0.10	0.07	0.96
Long-Term Government Bond Index
Fund	0.10	0.10	0.07	1.09
Short-Term Corporate Bond Index Fund	0.10	0.10	0.07	0.81
Intermediate-Term Corporate Bond
Index Fund	0.10	0.10	0.07	0.80
Long-Term Corporate Bond Index Fund	0.10	0.10	0.07	0.90
Mortgage-Backed Securities Index
Fund	0.10	0.10	0.07	0.90

The fund expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the funds’ expense ratios were: for the Short-Term Government Bond Index Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Intermediate-Term Government Bond Index Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Long-Term Government Bond Index Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Short-Term Corporate Bond Index Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; for the Intermediate-Term Corporate Bond Index Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, 0.05% for Institutional Shares; for the Long-Term Corporate Bond Index Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares; and for the Mortgage-Backed Securities Index Fund, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2015.

Peer groups: For the Short-Term Government Bond Index Fund, Short U.S. Government Funds; for the Intermediate-Term Government Bond Index Fund, Intermediate U.S. Government Funds; for the Long-Term Government Bond Index Fund, General U.S. Government Funds; for the Short-Term Corporate Bond Index Fund, Short-Intermediate Investment-Grade Debt Funds; for the Intermediate-Term Corporate Bond Index Fund, Core Bond Funds; for the Long-Term Corporate Bond Index Fund, Corporate BBB-Rated Debt Funds; for the Mortgage-Backed Securities Index Fund, U.S. Mortgage Funds.

5

Chairman's Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

Even as the global economy continued to expand at a slow but sustained pace over the 12 months ended August 31, 2016, a series of disquieting developments highlighted the importance for investors of remaining disciplined.

Chief among them was "Brexit "- the British public's vote to exit the European Union- but plenty of others moved the markets as well. We saw sharp ups and downs in the prices of oil and other commodities, choppy U.S. job numbers, shifting expectations about when the Federal Reserve might raise interest rates again, and decreases in already negative yields for European and Japanese government bonds.

Beyond being the end of the fiscal period, August marked a milestone: 40 years since Vanguard introduced the first index mutual fund. In ways that are perhaps still not fully appreciated. indexing has vastly improved investing for individuals, advisors, and institutions all over the world. Later in this letter. I'll discuss the revolution wrought by what was initially a little-heralded new fund from a fledgling outfit in Valley Forge, Pennsylvania.

Brexit added another layer of uncertainty for investors

I think it' s fair to say that the momentous June 23 Brexit vote caught even the British off guard. Although we saw some market jitters in the run-up to the referendum, the unexpected outcome triggered a spike in

6

volatility worldwide. Stocks around the world lost 5%-10% in U.S. dollar terms in the first two trading sessions following the vote, with U.K. and European markets among the hardest hit; global bonds, though, headed in the other direction. It was a textbook illustration of the value of having a diversified portfolio.

That kind of volatility can push investors to "do something." But some of the worst days in the stock markets are sometimes followed by some of the best-as happened at the end of June. Investors who scrambled to protect their portfolios by shedding stocks amid head lines warning of a global market meltdown may well have ended up locking in post-Brexit losses, then missing out on the strong rebound that took place

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-<:aps)	11.69%	12.02%	14.60%
Russell 2000 Index (Small-caps)	8.59	8.53	12.85
Russell 3000 Index (Broad U.S. market)	11.44	11.74	14.46
FTSE All-Wor ld ex US Index (International)	3.37	2.59	3.72

Bonds
Barclays U.S. Aggregat e Bond Index (Broad taxable market)	5.97%	4.37%	3.24%
Barclays Municipal Bond Index (Broad tax-exempt market)	6.88	647	4.80
Citig roup Three-Month U.S. Treasury Bill Index	0.18	0.05	0.06

CPI
Consumer Price Index	1.06%	0.98%	1.23%

just days later. Those headlines were noise that investors would have been better off tuning out. I'm pleased to say that Vanguard investors on the whole did just that- we continued to see cashflows in to our funds in the days after the vote.

For the 12 months, stocks generally finished higher, with U.S. stocks up more than 11 % and international stocks about 3% for U.S.-based investors.

In a surprise, bonds turned in a solid performance that few would have predicted a year ago. It seemed as if rates had fallen so far that they couldn't go any lower, but many did. Central banks in a number of European countries and Japan set key monetary policy rates below zero.

7

When being 'average' is a lot better than average

Not only did Vanguard founder John C. Bogle launch the first index mutual fund in 1976, but he also was among the first to clearly explain to the investing public the benefits of what was then a novel, unproven strategy.

Back in 1977, in the first annual report for what was later renamed Vanguard 500 Index Fund, Mr. Bogle wrote that an index fund "represents a tough and demanding 'par.'... And if there are some professionals who can 'beat par' more often than not- in investing or in golf- they do not seem to be in the majority."

Mr. Bogle's analogy has been borne out by historical returns. As you can see in the chart below, out of 1,238 actively managed large-capitalization funds, a clear majority-65%-trailed the Standard & Poor's 500 Index in average annual return over the decade ended December 31, 2015. And 518 funds, or about 42% of the total number, trailed by more than 1 percentage point.

The track record looks even more discouraging when you consider that of the 35% of funds that outperformed the index, only 119- or about 10% in all- did so by more than 1 percentage point. The 315 others also took on risk to try to outperform the index (and likely experienced greater volatility) but came out ahead by less than 1 percentage point in average annual return.

Notes: Databased on average annual returns of all 1,238 existing actively managed large-cap funds over the decade ended December 31, 2015. Note that index funds seek to track the performance of a benchmark index but typically won' t "match" the benchmark's returns because of the costs of passive indexing.

Sources: Vanguard calculations. using data from Standard & Poor·s.

Past performance is not a guarantee of future results. The performance of an index is not an exact representation of any particular investment. as you cannot invest directly in an index.

8

These policies held down short-term rates, while more muted expectations for global growth and inflation weighed on longer-term rates.

Yields in the United States weren't quite as low as in many developed countries. The Fed raised the federal funds target rate only once, in December, to a slim 0.25%-0.5%. Further out on the maturity spectrum, the bellwether 10-year U.S. Treasury yield dropped in early July to a record low 1.36%, before moving back up a little to end the period at 1.58%. Over the 12 months, U.S. bonds returned about 6%, and international bonds returned even more- about 11%-for U.S.-based investors, again underscoring the markets' unpredictability and the merits of diversification.

Over the years, many investors have embraced the pluses of indexing

Market upsets like Brexit aren't rare occurrences. Fortunately, indexing has proved to be a durable behavioral tool to help keep investors from making bad financial decisions when upsets happen. In fact, this is one of indexing's less appreciated benefits: Holding index funds as part of a broadly diversified portfolio can counterbalance that tendency to react to news headlines. When times are volatile, you'll know you might have some exposure to a part of the market that has dropped, but also to other parts that may be holding up better.

Vanguard's launch of the First Index Investment Trust, now Vanguard 500 Index Fund, initially met with a frosty reception. Its mandate to track the performance of a broadly diversified benchmark at a low cost seemed underwhelming to an investing public accustomed to funds that offered the chance to outperform. Investors have since come around, as experience has demonstrated the benefits of low costs and broad diversification.

Indexing accounted for about 30% of U.S. mutual fund and exchange-traded fund (ETF) assets at the end of 2015, according to the Investment Company Institute. Some now even proclaim the "triumph of indexing," implying that it's theonly way to invest.

In our view, the rise of indexing has served to underscore an investment principle that long predates 1976: A long-term, low -cost, diversified approach gives investors thebest chance for success. That's true whether the investments you choose are indexed or actively managed-or both.

As always, thank you for investing with Vanguard.

F. William McNabb Ill
Chairman and Chief Executive Officer
September 9, 2016

9

Short-Term Government Bond Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics

	ETF	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VGSH	VSBSX	VSBIX
Expense Ratio[1]	0.10%	0.10%	0.07%
30-Day SEC Yield	0.74%	0.74%	0.74%

Financial Attributes

		Barclays
		1–3 Year
		Gov’t	Barclays
		Float Adj	Aggregate
	Fund	Index	FA Index
Number of Bonds	143	406	9,864
Yield to Maturity
(before expenses)	0.8%	0.8%	1.9%
Average Coupon	1.3%	1.4%	3.1%
Average Duration	1.9 years	1.9 years	5.8 years
Average Effective
Maturity	2.0 years	2.0 years	8.0 years
Short-Term
Reserves	1.0%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency			100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures

	Barclays
	1–3 Year
	Gov’t	Barclays
	Float Adj	Aggregate
	Index	FA Index
R-Squared	0.99	0.64
Beta	1.02	0.22

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	1.5%
1 - 3 Years	98.5
Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares.

Short-Term Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2016
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended August 31, 2016

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(11/19/2009)	Investment

	Short-Term Government Bond Index
	Fund ETF Shares Net Asset Value	0.98%	0.57%	0.87%	$10,608
	Short-Term Government Bond Index
	Fund ETF Shares Market Price	0.97	0.57	0.88	10,612
	Barclays U.S. 1–3 Year Government
••••••••	Float Adjusted Index	1.06	0.67	0.99	10,691

– – – –	Short U.S. Government Funds
	Average	0.68	0.45	0.87	10,603
	Spliced Barclays U.S. Aggregate Float
	Adjusted Index	6.15	3.28	4.11	13,145

For a benchmark description, see the Glossary.

Short U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Short-Term Government Bond Index Fund

		Average Annual Total Returns
	Periods Ended August 31, 2016

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(12/28/2009)	Investment
Short-Term Government Bond Index Fund
Admiral Shares	0.98%	0.57%	0.96%	$10,656
Barclays U.S. 1–3 Year Government Float
Adjusted Index	1.06	0.67	1.07	10,736
Spliced Barclays U.S. Aggregate Float
Adjusted Index	6.15	3.28	4.34	13,282

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(8/23/2010)	Investment
Short-Term Government Bond Index Fund
Institutional Shares	0.98%	0.60%	0.74%	$5,226,607
Barclays U.S. 1–3 Year Government Float
Adjusted Index	1.06	0.67	0.82	5,251,737
Barclays U.S. Aggregate Float Adjusted
Index	6.15	3.28	3.56	6,171,550

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2016

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Short-Term Government Bond Index Fund ETF
Shares Market Price	0.97%	2.86%	6.12%
Short-Term Government Bond Index Fund ETF
Shares Net Asset Value	0.98	2.89	6.08
Barclays U.S. 1–3 Year Government Float Adjusted
Index	1.06	3.41	6.91

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Short-Term Government Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2016

		Barclays
		1–3 Year
		Gov’t
		Float Adj
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	1.69%	1.83%
2011	1.39	1.53
2012	0.40	0.50
2013	0.04	0.16
2014	0.70	0.80
2015	0.75	0.84
2016	0.98	1.06

Average Annual Total Returns: Periods Ended June 30, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		1.24%	0.73%			0.94%
Net Asset Value		1.24	0.74			0.93
Admiral Shares	12/28/2009	1.24	0.74	0.52%	0.50%	1.02
Institutional Shares	8/23/2010	1.25	0.76	0.55	0.25	0.80

Short-Term Government Bond Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (98.8%)
U.S. Government Securities (88.8%)
United States Treasury Note/Bond	4.750%	8/15/17	12,465	12,942
United States Treasury Note/Bond	1.875%	8/31/17	7,345	7,431
United States Treasury Note/Bond	1.000%	9/15/17	24,995	25,069
United States Treasury Note/Bond	0.625%	9/30/17	38,630	38,600
United States Treasury Note/Bond	1.875%	9/30/17	6,230	6,308
United States Treasury Note/Bond	0.875%	10/15/17	10,440	10,458
United States Treasury Note/Bond	0.750%	10/31/17	21,380	21,387
United States Treasury Note/Bond	1.875%	10/31/17	14,184	14,370
United States Treasury Note/Bond	0.875%	11/15/17	13,200	13,223
United States Treasury Note/Bond	4.250%	11/15/17	11,440	11,919
United States Treasury Note/Bond	0.625%	11/30/17	6,955	6,945
United States Treasury Note/Bond	0.875%	11/30/17	13,747	13,773
United States Treasury Note/Bond	2.250%	11/30/17	8,150	8,300
United States Treasury Note/Bond	1.000%	12/15/17	16,497	16,551
United States Treasury Note/Bond	0.750%	12/31/17	20,065	20,065
United States Treasury Note/Bond	1.000%	12/31/17	11,798	11,837
United States Treasury Note/Bond	0.875%	1/15/18	15,745	15,770
United States Treasury Note/Bond	0.750%	1/31/18	17,806	17,800
United States Treasury Note/Bond	0.875%	1/31/18	6,690	6,700
United States Treasury Note/Bond	2.625%	1/31/18	20,320	20,847
United States Treasury Note/Bond	1.000%	2/15/18	16,775	16,830
United States Treasury Note/Bond	3.500%	2/15/18	9,850	10,236
United States Treasury Note/Bond	0.750%	2/28/18	21,989	21,982
United States Treasury Note/Bond	2.750%	2/28/18	13,745	14,149
United States Treasury Note/Bond	1.000%	3/15/18	10,275	10,309
United States Treasury Note/Bond	0.750%	3/31/18	15,290	15,283
United States Treasury Note/Bond	0.875%	3/31/18	14,678	14,699
United States Treasury Note/Bond	2.875%	3/31/18	4,118	4,251
United States Treasury Note/Bond	0.750%	4/15/18	22,710	22,692
United States Treasury Note/Bond	0.625%	4/30/18	18,570	18,521
United States Treasury Note/Bond	0.750%	4/30/18	20,004	19,992
United States Treasury Note/Bond	1.000%	5/15/18	2,750	2,759
United States Treasury Note/Bond	0.875%	5/31/18	14,821	14,840
United States Treasury Note/Bond	1.000%	5/31/18	22,467	22,541
United States Treasury Note/Bond	1.125%	6/15/18	11,566	11,629
United States Treasury Note/Bond	0.625%	6/30/18	18,575	18,517
United States Treasury Note/Bond	1.375%	6/30/18	12,130	12,253

Short-Term Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.375%	6/30/18	5,596	5,754
United States Treasury Note/Bond	0.875%	7/15/18	3,500	3,504
United States Treasury Note/Bond	0.750%	7/31/18	25,847	25,819
United States Treasury Note/Bond	1.375%	7/31/18	14,765	14,920
United States Treasury Note/Bond	2.250%	7/31/18	3,000	3,082
United States Treasury Note/Bond	1.000%	8/15/18	12,600	12,643
United States Treasury Note/Bond	0.750%	8/31/18	14,153	14,138
United States Treasury Note/Bond	1.500%	8/31/18	22,955	23,256
United States Treasury Note/Bond	1.000%	9/15/18	26,380	26,471
United States Treasury Note/Bond	1.375%	9/30/18	25,635	25,919
United States Treasury Note/Bond	0.875%	10/15/18	23,185	23,199
United States Treasury Note/Bond	1.250%	10/31/18	20,852	21,028
United States Treasury Note/Bond	1.750%	10/31/18	4,438	4,523
United States Treasury Note/Bond	1.250%	11/15/18	17,443	17,590
United States Treasury Note/Bond	3.750%	11/15/18	11,331	12,050
United States Treasury Note/Bond	1.250%	11/30/18	12,700	12,811
United States Treasury Note/Bond	1.375%	11/30/18	5,000	5,058
United States Treasury Note/Bond	1.250%	12/15/18	15,259	15,392
United States Treasury Note/Bond	1.375%	12/31/18	7,000	7,081
United States Treasury Note/Bond	1.500%	12/31/18	17,490	17,744
United States Treasury Note/Bond	1.125%	1/15/19	24,572	24,718
United States Treasury Note/Bond	1.250%	1/31/19	10,000	10,089
United States Treasury Note/Bond	1.500%	1/31/19	11,950	12,127
United States Treasury Note/Bond	0.750%	2/15/19	21,538	21,471
United States Treasury Note/Bond	2.750%	2/15/19	11,000	11,502
United States Treasury Note/Bond	1.375%	2/28/19	10,000	10,122
United States Treasury Note/Bond	1.500%	2/28/19	13,000	13,199
United States Treasury Note/Bond	1.000%	3/15/19	10,406	10,437
United States Treasury Note/Bond	1.500%	3/31/19	5,500	5,586
United States Treasury Note/Bond	1.625%	3/31/19	18,560	18,908
United States Treasury Note/Bond	0.875%	4/15/19	12,980	12,976
United States Treasury Note/Bond	1.250%	4/30/19	5,000	5,047
United States Treasury Note/Bond	1.625%	4/30/19	16,300	16,611
United States Treasury Note/Bond	0.875%	5/15/19	21,664	21,651
United States Treasury Note/Bond	3.125%	5/15/19	13,500	14,297
United States Treasury Note/Bond	1.125%	5/31/19	5,000	5,030
United States Treasury Note/Bond	1.500%	5/31/19	15,000	15,239
United States Treasury Note/Bond	0.875%	6/15/19	14,000	13,982
United States Treasury Note/Bond	1.625%	6/30/19	22,945	23,397
United States Treasury Note/Bond	0.750%	7/15/19	22,950	22,839
United States Treasury Note/Bond	0.875%	7/31/19	2,500	2,496
United States Treasury Note/Bond	1.625%	7/31/19	17,500	17,850
United States Treasury Note/Bond	0.750%	8/15/19	20,960	20,855
United States Treasury Note/Bond	3.625%	8/15/19	15,000	16,167
United States Treasury Note/Bond	1.000%	8/31/19	5,000	5,009
United States Treasury Note/Bond	1.625%	8/31/19	15,000	15,300
				1,210,665
Agency Bonds and Notes (10.0%)
1 AID-Jordan	1.945%	6/23/19	200	205
1 AID-Ukraine	1.844%	5/16/19	200	205
2 Federal Farm Credit Banks	1.125%	9/22/17	750	753
2 Federal Farm Credit Banks	1.000%	9/25/17	200	201
2 Federal Farm Credit Banks	1.125%	12/18/17	225	226
2 Federal Farm Credit Banks	1.110%	2/20/18	200	201
2 Federal Farm Credit Banks	0.750%	4/18/18	2,000	1,996

Short-Term Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
2 Federal Farm Credit Banks	1.100%	6/1/18	100	100
2 Federal Home Loan Banks	0.625%	10/26/17	1,500	1,498
2 Federal Home Loan Banks	5.000%	11/17/17	2,260	2,375
2 Federal Home Loan Banks	1.000%	12/19/17	2,000	2,004
2 Federal Home Loan Banks	1.375%	3/9/18	4,200	4,232
2 Federal Home Loan Banks	0.875%	3/19/18	3,920	3,920
2 Federal Home Loan Banks	1.125%	4/25/18	3,795	3,810
2 Federal Home Loan Banks	0.875%	6/29/18	5,000	4,998
2 Federal Home Loan Banks	0.625%	8/7/18	3,000	2,984
2 Federal Home Loan Banks	0.875%	10/1/18	5,000	4,995
2 Federal Home Loan Banks	1.500%	3/8/19	1,000	1,012
2 Federal Home Loan Banks	1.875%	3/8/19	1,070	1,093
2 Federal Home Loan Banks	1.125%	6/21/19	2,045	2,051
2 Federal Home Loan Banks	0.875%	8/5/19	4,000	3,980
3 Federal Home Loan Mortgage Corp.	1.000%	9/29/17	400	401
3 Federal Home Loan Mortgage Corp.	5.125%	11/17/17	2,625	2,762
3 Federal Home Loan Mortgage Corp.	1.000%	12/15/17	6,700	6,715
3 Federal Home Loan Mortgage Corp.	0.750%	1/12/18	5,655	5,646
3 Federal Home Loan Mortgage Corp.	0.875%	3/7/18	7,660	7,660
3 Federal Home Loan Mortgage Corp.	0.750%	4/9/18	1,200	1,197
3 Federal Home Loan Mortgage Corp.	4.875%	6/13/18	500	535
3 Federal Home Loan Mortgage Corp.	3.750%	3/27/19	2,365	2,530
3 Federal Home Loan Mortgage Corp.	1.125%	4/15/19	4,300	4,312
3 Federal Home Loan Mortgage Corp.	1.750%	5/30/19	400	408
3 Federal Home Loan Mortgage Corp.	0.875%	7/19/19	6,500	6,467
3 Federal Home Loan Mortgage Corp.	1.250%	8/1/19	450	453
3 Federal National Mortgage Assn.	1.000%	9/27/17	5,735	5,752
3 Federal National Mortgage Assn.	0.875%	10/26/17	1,205	1,206
3 Federal National Mortgage Assn.	0.875%	12/20/17	900	901
3 Federal National Mortgage Assn.	0.875%	2/8/18	8,975	8,976
3 Federal National Mortgage Assn.	0.875%	3/28/18	1,400	1,400
3 Federal National Mortgage Assn.	0.875%	5/21/18	6,280	6,278
3 Federal National Mortgage Assn.	1.125%	7/20/18	2,500	2,511
3 Federal National Mortgage Assn.	1.875%	9/18/18	3,292	3,356
3 Federal National Mortgage Assn.	1.125%	10/19/18	1,200	1,205
3 Federal National Mortgage Assn.	1.625%	11/27/18	2,100	2,132
3 Federal National Mortgage Assn.	1.125%	12/14/18	4,497	4,514
3 Federal National Mortgage Assn.	1.375%	1/28/19	1,000	1,010
3 Federal National Mortgage Assn.	1.875%	2/19/19	1,750	1,788
3 Federal National Mortgage Assn.	1.000%	2/26/19	1,425	1,426
3 Federal National Mortgage Assn.	1.750%	6/20/19	800	816
3 Federal National Mortgage Assn.	0.875%	8/2/19	5,000	4,975
3 Federal National Mortgage Assn.	1.000%	8/28/19	4,000	3,992
2 Financing Corp.	10.700%	10/6/17	142	157
2 Financing Corp.	9.800%	11/30/17	385	427
2 Financing Corp.	9.800%	4/6/18	200	228
2 Financing Corp.	10.350%	8/3/18	250	294
NCUA Guaranteed Notes	3.000%	6/12/19	180	189
Private Export Funding Corp.	2.250%	12/15/17	25	25
Private Export Funding Corp.	1.875%	7/15/18	50	51
Private Export Funding Corp.	4.375%	3/15/19	700	757
Private Export Funding Corp.	1.450%	8/15/19	125	126
2 Tennessee Valley Authority	1.750%	10/15/18	625	636
				137,053
Total U.S. Government and Agency Obligations (Cost $1,346,001)				1,347,718

Short-Term Government Bond Index Fund

			Market
			Value•
	Coupon	Shares	($000)
Temporary Cash Investment (1.0%)
Money Market Fund (1.0%)
4 Vanguard Market Liquidity Fund (Cost $13,056)	0.612%	130,562	13,058
Total Investments (99.8%) (Cost $1,359,057)			1,360,776
Other Assets and Liabilities (0.2%)
Other Assets			89,895
Liabilities			(87,038)
			2,857
Net Assets (100%)			1,363,633

			Amount
			($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers			1,347,718
Affiliated Vanguard Funds			13,058
Total Investments in Securities			1,360,776
Investment in Vanguard			104
Receivables for Investment Securities Sold			82,942
Receivables for Accrued Income			4,900
Receivables for Capital Shares Issued			1,949
Total Assets			1,450,671
Liabilities
Payables for Investment Securities Purchased			85,444
Payables for Capital Shares Redeemed			85
Payables for Distributions			85
Payables to Vanguard			234
Other Liabilities			1,190
Total Liabilities			87,038
Net Assets			1,363,633

Short-Term Government Bond Index Fund

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,361,084
Undistributed Net Investment Income	716
Accumulated Net Realized Gains	114
Unrealized Appreciation (Depreciation)	1,719
Net Assets	1,363,633

ETF Shares—Net Assets
Applicable to 14,847,442 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	907,708
Net Asset Value Per Share—ETF Shares	$61.14

Admiral Shares—Net Assets
Applicable to 17,871,620 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	364,206
Net Asset Value Per Share—Admiral Shares	$20.38

Institutional Shares—Net Assets
Applicable to 3,582,256 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	91,719
Net Asset Value Per Share—Institutional Shares	$25.60

• See Note A in Notes to Financial Statements.

1 U.S. government-guaranteed.

2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.

3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Interest[1]	10,057
Total Income	10,057
Expenses
The Vanguard Group—Note B
Investment Advisory Services	31
Management and Administrative—ETF Shares	356
Management and Administrative—Admiral Shares	148
Management and Administrative—Institutional Shares	24
Marketing and Distribution—ETF Shares	62
Marketing and Distribution—Admiral Shares	35
Marketing and Distribution—Institutional Shares	1
Custodian Fees	8
Auditing Fees	51
Shareholders’ Reports—ETF Shares	70
Shareholders’ Reports—Admiral Shares	16
Shareholders’ Reports—Institutional Shares	3
Trustees’ Fees and Expenses	1
Total Expenses	806
Net Investment Income	9,251
Realized Net Gain (Loss) on Investment Securities Sold[1]	1,013
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,216
Net Increase (Decrease) in Net Assets Resulting from Operations	11,480

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $60,000 and ($1,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,251	4,657
Realized Net Gain (Loss)	1,013	1,248
Change in Unrealized Appreciation (Depreciation)	1,216	(36)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,480	5,869
Distributions
Net Investment Income
ETF Shares	(5,809)	(3,087)
Admiral Shares	(2,541)	(1,044)
Institutional Shares	(547)	(348)
Realized Capital Gain[1]
ETF Shares	(269)	(299)
Admiral Shares	(106)	(93)
Institutional Shares	(24)	(24)
Total Distributions	(9,296)	(4,895)
Capital Share Transactions
ETF Shares	271,434	137,215
Admiral Shares	142,241	95,668
Institutional Shares	24,698	18,278
Net Increase (Decrease) from Capital Share Transactions	438,373	251,161
Total Increase (Decrease)	440,557	252,135
Net Assets
Beginning of Period	923,076	670,941
End of Period[2]	1,363,633	923,076

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $200,000 and $149,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $716,000 and $361,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$61.03	$60.95	$60.75	$60.98	$61.11
Investment Operations
Net Investment Income	. 478.351		.198	.158	.270
Net Realized and Unrealized Gain (Loss)
on Investments	.118	.102	.227	(.134)	(.028)
Total from Investment Operations	.596	.453	.425	. 024.242
Distributions
Dividends from Net Investment Income	(.462)	(.340)	(.177)	(.158)	(.267)
Distributions from Realized Capital Gains	(.024)	(. 033)	(. 048)	(. 096)	(.105)
Total Distributions	(.486)	(. 373)	(. 225)	(. 254)	(.372)
Net Asset Value, End of Period	$61.14	$61.03	$60.95	$60.75	$60.98

Total Return	0.98%	0.75%	0.70%	0.04%	0.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$908	$635	$497	$307	$183
Ratio of Total Expenses to Average Net Assets	0.07%	0.10%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	0.80%	0.59%	0.34%	0.26%	0.44%
Portfolio Turnover Rate[1]	73%	64%	64%	73%	72%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$20.35	$20.33	$20.27	$20.35	$20.39
Investment Operations
Net Investment Income	.158	.116	.068	.053	.089
Net Realized and Unrealized Gain (Loss)
on Investments	.040	.031	.074	(. 048)	(.007)
Total from Investment Operations	.198	.147	.142	.005	.082
Distributions
Dividends from Net Investment Income	(.160)	(.116)	(. 066)	(. 053)	(. 087)
Distributions from Realized Capital Gains	(.008)	(. 011)	(. 016)	(. 032)	(. 035)
Total Distributions	(.168)	(.127)	(.082)	(. 085)	(.122)
Net Asset Value, End of Period	$20.38	$20.35	$20.33	$20.27	$20.35

Total Return[1]	0.98%	0.72%	0.70%	0.02%	0.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$364	$221	$126	$53	$37
Ratio of Total Expenses to Average Net Assets	0.07%	0.10%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	0.80%	0.59%	0.34%	0.26%	0.44%
Portfolio Turnover Rate[2]	73%	64%	64%	73%	72%

Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal class.

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$25.57	$25.54	$25.47	$25.57	$25.62
Investment Operations
Net Investment Income	. 207.156		.095	.075	.121
Net Realized and Unrealized Gain (Loss)
on Investments	.042	.043	.088	(. 059)	(. 007)
Total from Investment Operations	.249	.199	.183	.016	.114
Distributions
Dividends from Net Investment Income	(. 209)	(.155)	(. 093)	(. 075)	(.120)
Distributions from Realized Capital Gains	(.010)	(.014)	(. 020)	(. 041)	(.044)
Total Distributions	(. 219)	(.169)	(.113)	(.116)	(.164)
Net Asset Value, End of Period	$25.60	$25.57	$25.54	$25.47	$25.57

Total Return[1]	0.98%	0.78%	0.72%	0.06%	0.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$92	$67	$49	$17	$44
Ratio of Total Expenses to Average Net Assets	0.05%	0.07%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	0.82%	0.62%	0.37%	0.29%	0.47%
Portfolio Turnover Rate [2]	73%	64%	64%	73%	72%

1 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Notes to Financial Statements

Vanguard Short-Term Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Short-Term Government Bond Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $104,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,347,718	—
Temporary Cash Investments	13,058	—	—
Total	13,058	1,347,718	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Short-Term Government Bond Index Fund

During the year ended August 31, 2016, the fund realized $625,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $182,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2016, the fund had $994,000 of ordinary income and $140,000 of long-term capital gains available for distribution.

At August 31, 2016, the cost of investment securities for tax purposes was $1,359,057,000. Net unrealized appreciation of investment securities for tax purposes was $1,719,000, consisting of unrealized gains of $2,388,000 on securities that had risen in value since their purchase and $669,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2016, the fund purchased $1,440,089,000 of investment securities and sold $999,350,000 of investment securities, other than temporary cash investments. Purchases and sales include $425,306,000 and $165,640,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	439,524	7,197	378,274	6,200
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(168,090)	(2,750)	(241,059)	(3,950)
Net Increase (Decrease)—ETF Shares	271,434	4,447	137,215	2,250
Admiral Shares
Issued	372,695	18,300	176,583	8,677
Issued in Lieu of Cash Distributions	2,119	104	963	47
Redeemed	(232,573)	(11,408)	(81,878)	(4,023)
Net Increase (Decrease) —Admiral Shares	142,241	6,996	95,668	4,701
Institutional Shares
Issued	37,398	1,458	29,714	1,162
Issued in Lieu of Cash Distributions	360	14	235	9
Redeemed	(13,060)	(510)	(11,671)	(457)
Net Increase (Decrease) —Institutional Shares	24,698	962	18,278	714

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

Intermediate-Term Government Bond Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics

	ETF	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VGIT	VSIGX	VIIGX
Expense Ratio[1]	0.10%	0.10%	0.07%
30-Day SEC Yield	1.18%	1.18%	1.18%

Financial Attributes

		Barclays
		3–10 Year
		Gov’t	Barclays
		Float Adj	Aggregate
	Fund	Index	FA Index
Number of Bonds	166	300	9,864
Yield to Maturity
(before expenses)	1.3%	1.3%	1.9%
Average Coupon	2.0%	2.0%	3.1%
Average Duration	5.3 years	5.2 years	5.8 years
Average Effective
Maturity	5.6 years	5.6 years	8.0 years
Short-Term
Reserves	0.7%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency			100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures

	Barclays
	3–10 Year
	Gov’t	Barclays
	Float Adj	Aggregate
	Index	FA Index
R-Squared	0.99	0.84
Beta	1.03	1.14

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
1 - 3 Years	1.5%
3 - 5 Years	47.1
5 - 10 Years	51.4

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares.

Intermediate-Term Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2016
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended August 31, 2016

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(11/19/2009)	Investment
	Intermediate-Term Government Bond
	Index Fund ETF Shares Net Asset
	Value	4.37%	2.34%	3.62%	$12,725
	Intermediate-Term Government Bond
	Index Fund ETF Shares Market Price	4.35	2.32	3.62	12,730
	Barclays U.S. 3–10 Year Government
••••••••	Float Adjusted Index	4.47	2.44	3.74	12,826

– – – –	Intermediate U.S. Government Funds
	Average	3.22	1.76	2.70	11,982
	Spliced Barclays U.S. Aggregate Float
	Adjusted Index	6.15	3.28	4.11	13,145

For a benchmark description, see the Glossary.

Intermediate U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Intermediate-Term Government Bond Index Fund

		Average Annual Total Returns
	Periods Ended August 31, 2016

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(8/4/2010)	Investment
Intermediate-Term Government Bond Index
Fund Admiral Shares	4.38%	2.33%	3.12%	$12,051
Barclays U.S. 3–10 Year Government Float
Adjusted Index	4.47	2.44	3.24	12,136

Barclays U.S. Aggregate Float Adjusted Index	6.15	3.28	3.71	12,474

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(3/19/2010)	Investment
Intermediate-Term Government Bond Index
Fund Institutional Shares	4.42%	2.37%	3.84%	$6,377,202
Barclays U.S. 3–10 Year Government Float
Adjusted Index	4.47	2.44	3.94	6,414,859
Barclays U.S. Aggregate Float Adjusted
Index	6.15	3.28	4.13	6,493,950

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2016

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Intermediate-Term Government Bond Index Fund
ETF Shares Market Price	4.35%	12.14%	27.30%
Intermediate-Term Government Bond Index Fund
ETF Shares Net Asset Value	4.37	12.25	27.25
Barclays U.S. 3–10 Year Government Float Adjusted
Index	4.47	12.79	28.26

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Intermediate-Term Government Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2016

		Barclays
		3–10 Year
		Gov’t
		Float Adj
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	7.65%	7.76%
2011	5.30	5.53
2012	4.50	4.51
2013	-3.18	-2.99
2014	3.54	3.54
2015	2.67	2.86
2016	4.37	4.47

Average Annual Total Returns: Periods Ended June 30, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		5.95%	3.43%			3.82%
Net Asset Value		5.92	3.44			3.81
Admiral Shares	8/4/2010	5.91	3.43	1.68%	1.64%	3.32
Institutional Shares	3/19/2010	5.96	3.47	1.75	2.30	4.05

Intermediate-Term Government Bond Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.5%)
U.S. Government Securities (96.0%)
United States Treasury Note/Bond	3.625%	8/15/19	8,997	9,697
United States Treasury Note/Bond	8.125%	8/15/19	2,692	3,256
United States Treasury Note/Bond	1.000%	8/31/19	4,940	4,949
United States Treasury Note/Bond	1.625%	8/31/19	14,133	14,416
United States Treasury Note/Bond	1.000%	9/30/19	31,190	31,234
United States Treasury Note/Bond	1.750%	9/30/19	24,100	24,672
United States Treasury Note/Bond	1.250%	10/31/19	3,576	3,607
United States Treasury Note/Bond	1.500%	10/31/19	17,770	18,059
United States Treasury Note/Bond	3.375%	11/15/19	9,950	10,699
United States Treasury Note/Bond	1.000%	11/30/19	7,855	7,857
United States Treasury Note/Bond	1.500%	11/30/19	8,950	9,094
United States Treasury Note/Bond	1.125%	12/31/19	6,475	6,500
United States Treasury Note/Bond	1.625%	12/31/19	21,558	21,989
United States Treasury Note/Bond	1.250%	1/31/20	10,300	10,377
United States Treasury Note/Bond	1.375%	1/31/20	2,552	2,582
United States Treasury Note/Bond	3.625%	2/15/20	5,780	6,287
United States Treasury Note/Bond	8.500%	2/15/20	360	452
United States Treasury Note/Bond	1.250%	2/29/20	5,560	5,600
United States Treasury Note/Bond	1.375%	2/29/20	9,500	9,610
United States Treasury Note/Bond	1.125%	3/31/20	1,050	1,053
United States Treasury Note/Bond	1.375%	3/31/20	3,789	3,832
United States Treasury Note/Bond	1.125%	4/30/20	2,775	2,782
United States Treasury Note/Bond	1.375%	4/30/20	29,025	29,352
United States Treasury Note/Bond	3.500%	5/15/20	36,689	39,899
United States Treasury Note/Bond	8.750%	5/15/20	1,500	1,918
United States Treasury Note/Bond	1.375%	5/31/20	12,045	12,175
United States Treasury Note/Bond	1.500%	5/31/20	7,243	7,354
United States Treasury Note/Bond	1.625%	6/30/20	8,000	8,159
United States Treasury Note/Bond	1.875%	6/30/20	5,150	5,301
United States Treasury Note/Bond	1.625%	7/31/20	29,480	30,065
United States Treasury Note/Bond	2.000%	7/31/20	8,060	8,335
United States Treasury Note/Bond	2.625%	8/15/20	42,935	45,417
United States Treasury Note/Bond	8.750%	8/15/20	1,950	2,529
United States Treasury Note/Bond	1.375%	8/31/20	27,940	28,215
United States Treasury Note/Bond	2.125%	8/31/20	31,192	32,401
United States Treasury Note/Bond	1.375%	9/30/20	6,978	7,044
United States Treasury Note/Bond	2.000%	9/30/20	5,059	5,231

Intermediate-Term Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.375%	10/31/20	6,789	6,852
United States Treasury Note/Bond	1.750%	10/31/20	9,445	9,675
United States Treasury Note/Bond	2.625%	11/15/20	43,627	46,245
United States Treasury Note/Bond	1.625%	11/30/20	5,750	5,862
United States Treasury Note/Bond	2.000%	11/30/20	8,875	9,183
United States Treasury Note/Bond	1.750%	12/31/20	17,850	18,291
United States Treasury Note/Bond	2.375%	12/31/20	10,580	11,119
United States Treasury Note/Bond	1.375%	1/31/21	20,932	21,112
United States Treasury Note/Bond	2.125%	1/31/21	14,122	14,694
United States Treasury Note/Bond	3.625%	2/15/21	12,857	14,213
United States Treasury Note/Bond	7.875%	2/15/21	1,966	2,538
United States Treasury Note/Bond	1.125%	2/28/21	8,800	8,783
United States Treasury Note/Bond	2.000%	2/28/21	11,590	12,003
United States Treasury Note/Bond	1.250%	3/31/21	22,620	22,684
United States Treasury Note/Bond	2.250%	3/31/21	5,925	6,204
United States Treasury Note/Bond	1.375%	4/30/21	13,790	13,900
United States Treasury Note/Bond	2.250%	4/30/21	4,000	4,191
United States Treasury Note/Bond	3.125%	5/15/21	25,717	27,959
United States Treasury Note/Bond	8.125%	5/15/21	1,340	1,765
United States Treasury Note/Bond	1.375%	5/31/21	25,925	26,144
United States Treasury Note/Bond	2.000%	5/31/21	21,270	22,044
United States Treasury Note/Bond	1.125%	6/30/21	16,150	16,094
United States Treasury Note/Bond	2.125%	6/30/21	15,830	16,505
United States Treasury Note/Bond	1.125%	7/31/21	15,490	15,427
United States Treasury Note/Bond	2.250%	7/31/21	6,200	6,502
United States Treasury Note/Bond	2.125%	8/15/21	7,250	7,558
United States Treasury Note/Bond	8.125%	8/15/21	1,775	2,364
United States Treasury Note/Bond	1.125%	8/31/21	22,000	21,924
United States Treasury Note/Bond	2.000%	8/31/21	7,325	7,595
United States Treasury Note/Bond	2.125%	9/30/21	38,760	40,425
United States Treasury Note/Bond	2.000%	10/31/21	21,005	21,780
United States Treasury Note/Bond	2.000%	11/15/21	5,013	5,199
United States Treasury Note/Bond	8.000%	11/15/21	7,115	9,536
United States Treasury Note/Bond	1.875%	11/30/21	26,220	27,031
United States Treasury Note/Bond	2.125%	12/31/21	12,350	12,886
United States Treasury Note/Bond	1.500%	1/31/22	16,500	16,678
United States Treasury Note/Bond	2.000%	2/15/22	31,394	32,571
United States Treasury Note/Bond	1.750%	2/28/22	13,346	13,661
United States Treasury Note/Bond	1.750%	3/31/22	14,606	14,944
United States Treasury Note/Bond	1.750%	4/30/22	8,500	8,694
United States Treasury Note/Bond	1.750%	5/15/22	5,000	5,117
United States Treasury Note/Bond	1.875%	5/31/22	11,375	11,716
United States Treasury Note/Bond	2.125%	6/30/22	8,900	9,289
United States Treasury Note/Bond	2.000%	7/31/22	5,300	5,495
United States Treasury Note/Bond	1.625%	8/15/22	4,399	4,469
United States Treasury Note/Bond	7.250%	8/15/22	975	1,307
United States Treasury Note/Bond	1.875%	8/31/22	15,626	16,085
United States Treasury Note/Bond	1.750%	9/30/22	8,300	8,482
United States Treasury Note/Bond	1.875%	10/31/22	7,300	7,514
United States Treasury Note/Bond	1.625%	11/15/22	34,115	34,606
United States Treasury Note/Bond	7.625%	11/15/22	1,975	2,714
United States Treasury Note/Bond	2.000%	11/30/22	21,045	21,808
United States Treasury Note/Bond	2.125%	12/31/22	10,902	11,377
United States Treasury Note/Bond	1.750%	1/31/23	14,200	14,495
United States Treasury Note/Bond	2.000%	2/15/23	25,575	26,514

Intermediate-Term Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	7.125%	2/15/23	2,590	3,512
United States Treasury Note/Bond	1.500%	2/28/23	18,900	18,994
United States Treasury Note/Bond	1.500%	3/31/23	24,915	25,024
United States Treasury Note/Bond	1.625%	4/30/23	12,930	13,086
United States Treasury Note/Bond	1.750%	5/15/23	32,725	33,390
United States Treasury Note/Bond	1.625%	5/31/23	20,950	21,202
United States Treasury Note/Bond	1.375%	6/30/23	18,150	18,073
United States Treasury Note/Bond	1.250%	7/31/23	16,725	16,511
United States Treasury Note/Bond	2.500%	8/15/23	11,495	12,303
United States Treasury Note/Bond	6.250%	8/15/23	1,725	2,279
United States Treasury Note/Bond	1.375%	8/31/23	15,400	15,321
United States Treasury Note/Bond	2.750%	11/15/23	8,995	9,795
United States Treasury Note/Bond	2.750%	2/15/24	35,955	39,202
United States Treasury Note/Bond	2.500%	5/15/24	38,025	40,818
United States Treasury Note/Bond	2.375%	8/15/24	27,785	29,574
United States Treasury Note/Bond	2.250%	11/15/24	24,416	25,774
United States Treasury Note/Bond	7.500%	11/15/24	1,690	2,482
United States Treasury Note/Bond	2.000%	2/15/25	36,608	37,924
United States Treasury Note/Bond	7.625%	2/15/25	300	447
United States Treasury Note/Bond	2.125%	5/15/25	39,915	41,761
United States Treasury Note/Bond	2.000%	8/15/25	27,840	28,836
United States Treasury Note/Bond	6.875%	8/15/25	1,150	1,670
United States Treasury Note/Bond	2.250%	11/15/25	41,250	43,609
United States Treasury Note/Bond	1.625%	2/15/26	28,240	28,333
United States Treasury Note/Bond	1.625%	5/15/26	34,425	34,522
United States Treasury Note/Bond	1.500%	8/15/26	14,000	13,897
				1,814,161
Agency Bonds and Notes (3.5%)
1 AID-Israel	5.500%	9/18/23	125	156
1 AID-Israel	5.500%	12/4/23	500	625
1 AID-Israel	5.500%	4/26/24	500	629
1 AID-Jordan	2.503%	10/30/20	175	184
1 AID-Jordan	2.578%	6/30/22	500	527
1 AID-Tunisia	1.416%	8/5/21	510	510
1 AID-Ukraine	1.847%	5/29/20	300	305
2 Federal Farm Credit Banks	5.150%	11/15/19	300	338
2 Federal Farm Credit Banks	3.500%	12/20/23	100	112
2 Federal Home Loan Banks	1.875%	3/13/20	150	154
2 Federal Home Loan Banks	4.125%	3/13/20	7,270	8,024
2 Federal Home Loan Banks	3.375%	6/12/20	125	135
2 Federal Home Loan Banks	3.125%	12/11/20	1,000	1,078
2 Federal Home Loan Banks	5.250%	12/11/20	250	292
2 Federal Home Loan Banks	1.375%	2/18/21	975	979
2 Federal Home Loan Banks	5.625%	6/11/21	400	479
2 Federal Home Loan Banks	1.125%	7/14/21	1,500	1,485
2 Federal Home Loan Banks	2.000%	9/9/22	1,265	1,300
2 Federal Home Loan Banks	2.125%	3/10/23	475	491
2 Federal Home Loan Banks	2.875%	6/14/24	200	216
2 Federal Home Loan Banks	2.875%	9/13/24	1,000	1,084
3 Federal Home Loan Mortgage Corp.	1.250%	10/2/19	3,229	3,246
3 Federal Home Loan Mortgage Corp.	1.375%	5/1/20	2,225	2,244
3 Federal Home Loan Mortgage Corp.	1.125%	8/12/21	1,000	989
3 Federal Home Loan Mortgage Corp.	2.375%	1/13/22	9,100	9,559
3 Federal National Mortgage Assn.	1.750%	9/12/19	5,350	5,461
3 Federal National Mortgage Assn.	0.000%	10/9/19	1,150	1,102

Intermediate-Term Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Federal National Mortgage Assn.	1.750%	11/26/19	750	766
3	Federal National Mortgage Assn.	1.625%	1/21/20	6,635	6,748
3	Federal National Mortgage Assn.	1.500%	6/22/20	1,200	1,215
3	Federal National Mortgage Assn.	1.500%	11/30/20	1,000	1,011
3	Federal National Mortgage Assn.	1.875%	12/28/20	2,000	2,051
3	Federal National Mortgage Assn.	1.375%	2/26/21	3,285	3,296
3	Federal National Mortgage Assn.	1.250%	8/17/21	1,500	1,492
3	Federal National Mortgage Assn.	2.625%	9/6/24	1,495	1,597
3	Federal National Mortgage Assn.	2.125%	4/24/26	2,200	2,251
2	Financing Corp.	9.700%	4/5/19	50	61
	Private Export Funding Corp.	2.250%	3/15/20	150	156
	Private Export Funding Corp.	2.300%	9/15/20	75	78
	Private Export Funding Corp.	2.050%	11/15/22	175	178
	Private Export Funding Corp.	3.550%	1/15/24	75	84
	Private Export Funding Corp.	2.450%	7/15/24	205	213
	Private Export Funding Corp.	3.250%	6/15/25	75	83
2	Tennessee Valley Authority	3.875%	2/15/21	225	250
2	Tennessee Valley Authority	1.875%	8/15/22	125	127
2	Tennessee Valley Authority	2.875%	9/15/24	400	433
2	Tennessee Valley Authority	6.750%	11/1/25	1,225	1,704
					65,498
Total U.S. Government and Agency Obligations (Cost $1,847,851)					1,879,659

				Shares
Temporary Cash Investment (0.7%)
Money Market Fund (0.7%)
4	Vanguard Market Liquidity Fund (Cost $13,705)	0.612%		137,054	13,707
Total Investments (100.2%) (Cost $1,861,556)					1,893,366

					Amount
					($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard					142
Receivables for Investment Securities Sold					38,826
Receivables for Accrued Income					7,374
Receivables for Capital Shares Issued					2,871
Total Other Assets					49,213
Liabilities
Payables for Investment Securities Purchased					(51,191)
Payables for Capital Shares Redeemed					(572)
Payables for Distributions					(145)
Payables to Vanguard					(257)
Other Liabilities					(91)
Total Liabilities					(52,256)
Net Assets (100%)					1,890,323

Intermediate-Term Government Bond Index Fund

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,855,538
Undistributed Net Investment Income	1,244
Accumulated Net Realized Gains	1,731
Unrealized Appreciation (Depreciation)	31,810
Net Assets	1,890,323

ETF Shares—Net Assets
Applicable to 13,650,877 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	908,264
Net Asset Value Per Share—ETF Shares	$66.54

Admiral Shares—Net Assets
Applicable to 31,647,872 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	710,442
Net Asset Value Per Share—Admiral Shares	$22.45

Institutional Shares—Net Assets
Applicable to 9,750,828 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	271,617
Net Asset Value Per Share—Institutional Shares	$27.86

• See Note A in Notes to Financial Statements.
1 U.S. government-guaranteed.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Interest[1]	22,703
Total Income	22,703
Expenses
The Vanguard Group—Note B
Investment Advisory Services	36
Management and Administrative—ETF Shares	314
Management and Administrative—Admiral Shares	265
Management and Administrative—Institutional Shares	87
Marketing and Distribution—ETF Shares	45
Marketing and Distribution—Admiral Shares	57
Marketing and Distribution—Institutional Shares	7
Custodian Fees	11
Auditing Fees	51
Shareholders’ Reports—ETF Shares	17
Shareholders’ Reports—Admiral Shares	7
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	898
Net Investment Income	21,805
Realized Net Gain (Loss) on Investment Securities Sold[1]	4,551
Change in Unrealized Appreciation (Depreciation) of Investment Securities	27,039
Net Increase (Decrease) in Net Assets Resulting from Operations	53,395

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $38,000 and ($1,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,805	11,158
Realized Net Gain (Loss)	4,551	757
Change in Unrealized Appreciation (Depreciation)	27,039	2,636
Net Increase (Decrease) in Net Assets Resulting from Operations	53,395	14,551
Distributions
Net Investment Income
ETF Shares	(8,980)	(4,277)
Admiral Shares	(8,458)	(4,736)
Institutional Shares	(3,688)	(1,815)
Realized Capital Gain[1]
ETF Shares	(180)	—
Admiral Shares	(178)	—
Institutional Shares	(92)	—
Total Distributions	(21,576)	(10,828)
Capital Share Transactions
ETF Shares	534,498	195,097
Admiral Shares	339,752	123,954
Institutional Shares	58,786	153,733
Net Increase (Decrease) from Capital Share Transactions	933,036	472,784
Total Increase (Decrease)	964,855	476,507
Net Assets
Beginning of Period	925,468	448,961
End of Period[2]	1,890,323	925,468

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $200,000 and $78,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,244,000 and $565,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$64.80	$64.14	$62.96	$66.58	$64.91
Investment Operations
Net Investment Income	1.035	1.054	.920	.861	1.097
Net Realized and Unrealized Gain (Loss)
on Investments	1.770	.649	1.292	(2.940)	1.791
Total from Investment Operations	2.805	1.703	2.212	(2.079)	2.888
Distributions
Dividends from Net Investment Income	(1.038)	(1.043)	(. 843)	(. 861)	(1.094)
Distributions from Realized Capital Gains	(.027)	—	(.189)	(.680)	(.124)
Total Distributions	(1.065)	(1.043)	(1.032)	(1.541)	(1.218)
Net Asset Value, End of Period	$66.54	$64.80	$64.14	$62.96	$66.58

Total Return	4.37%	2.67%	3.54%	-3.18%	4.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$908	$360	$164	$123	$133
Ratio of Total Expenses to Average Net Assets	0.07%	0.10%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.61%	1.67%	1.50%	1.32%	1.67%
Portfolio Turnover Rate[1]	37%	35%	43%	54%	51%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$21.86	$21.64	$21.27	$22.50	$21.94
Investment Operations
Net Investment Income	. 349.355		.317	.292	.369
Net Realized and Unrealized Gain (Loss)
on Investments	.601	.220	.432	(1.000)	.602
Total from Investment Operations	.950	.575	.749	(.708)	.971
Distributions
Dividends from Net Investment Income	(. 351)	(. 355)	(. 315)	(. 292)	(. 369)
Distributions from Realized Capital Gains	(.009)	—	(.064)	(. 230)	(. 042)
Total Distributions	(. 360)	(. 355)	(. 379)	(. 522)	(. 411)
Net Asset Value, End of Period	$22.45	$21.86	$21.64	$21.27	$22.50

Total Return[1]	4.38%	2.67%	3.55%	-3.21%	4.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$710	$358	$232	$95	$35
Ratio of Total Expenses to Average Net Assets	0.07%	0.10%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.61%	1.67%	1.50%	1.32%	1.67%
Portfolio Turnover Rate[2]	37%	35%	43%	54%	51%

Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal class.

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$27.12	$26.85	$26.39	$27.91	$27.21
Investment Operations
Net Investment Income	. 437.447		.400	.368	.466
Net Realized and Unrealized Gain (Loss)
on Investments	.752	. 271.536		(1.235)	.752
Total from Investment Operations	1.189	.718	.936	(.867)	1.218
Distributions
Dividends from Net Investment Income	(.438)	(.448)	(.397)	(.368)	(.465)
Distributions from Realized Capital Gains	(.011)	—	(.079)	(. 285)	(.053)
Total Distributions	(.449)	(.448)	(.476)	(. 653)	(. 518)
Net Asset Value, End of Period	$27.86	$27.12	$26.85	$26.39	$27.91

Total Return[1]	4.42%	2.69%	3.58%	-3.17%	4.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$272	$208	$54	$59	$117
Ratio of Total Expenses to Average Net Assets	0.05%	0.07%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	1.63%	1.70%	1.53%	1.35%	1.70%
Portfolio Turnover Rate[2]	37%	35%	43%	54%	51%

1 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Intermediate-Term Government Bond Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $142,000, representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,879,659	—
Temporary Cash Investments	13,707	—	—
Total	13,707	1,879,659	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Intermediate-Term Government Bond Index Fund

During the year ended August 31, 2016, the fund realized $2,036,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $374,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2016, the fund had $1,967,000 of ordinary income and $1,379,000 of long-term capital gains available for distribution.

At August 31, 2016, the cost of investment securities for tax purposes was $1,861,556,000. Net unrealized appreciation of investment securities for tax purposes was $31,810,000, consisting of unrealized gains of $32,407,000 on securities that had risen in value since their purchase and $597,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2016, the fund purchased $1,506,621,000 of investment securities and sold $569,645,000 of investment securities, other than temporary cash investments. Purchases and sales include $602,721,000 and $74,508,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	609,814	9,250	217,599	3,351
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(75,316)	(1,150)	(22,502)	(350)
Net Increase (Decrease) —ETF Shares	534,498	8,100	195,097	3,001
Admiral Shares
Issued	520,311	23,394	202,742	9,279
Issued in Lieu of Cash Distributions	7,829	352	4,523	207
Redeemed	(188,388)	(8,485)	(83,311)	(3,815)
Net Increase (Decrease) —Admiral Shares	339,752	15,261	123,954	5,671
Institutional Shares
Issued	225,833	8,188	155,729	5,732
Issued in Lieu of Cash Distributions	3,524	128	1,703	63
Redeemed	(170,571)	(6,217)	(3,699)	(136)
Net Increase (Decrease) —Institutional Shares	58,786	2,099	153,733	5,659

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

Long-Term Government Bond Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics

	ETF	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VGLT	VLGSX	VLGIX
Expense Ratio[1]	0.10%	0.10%	0.07%
30-Day SEC Yield	2.13%	2.12%	2.13%

Financial Attributes

		Barclays
		Long Gov	Barclays
		Float Adj	Aggregate
	Fund	Index	FA Index
Number of Bonds	71	83	9,864
Yield to Maturity
(before expenses)	2.1%	2.1%	1.9%
Average Coupon	3.6%	3.6%	3.1%
Average Duration	18.0 years	18.0 years	5.8 years
Average Effective
Maturity	25.0 years	25.0 years	8.0 years
Short-Term
Reserves	1.1%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency			100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures

	Barclays
	Long Gov	Barclays
	Float Adj	Aggregate
	Index	FA Index
R-Squared	0.99	0.83
Beta	1.06	3.52

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
5 - 10 Years	0.7%
10 - 20 Years	11.9
20 - 30 Years	87.1
Over 30 Years	0.3

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares.

Long-Term Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2016
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended August 31, 2016

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(11/19/2009)	Investment

	Long-Term Government Bond Index
	Fund ETF Shares Net Asset Value	16.96%	7.69%	8.70%	$17,610
	Long-Term Government Bond Index
	Fund ETF Shares Market Price	16.95	7.70	8.71	17,624
	Barclays U.S. Long Government Float
••••••••	Adjusted Index	16.59	7.75	8.81	17,726

– – – –	General U.S. Government Funds
	Average	4.18	2.18	3.29	12,453
	Spliced Barclays U.S. Aggregate Float
	Adjusted Index	6.15	3.28	4.11	13,145

For a benchmark description, see the Glossary.

General U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Long-Term Government Bond Index Fund

		Average Annual Total Returns
	Periods Ended August 31, 2016

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(3/1/2010)	Investment
Long-Term Government Bond Index Fund
Admiral Shares	16.97%	7.68%	9.31%	$17,843
Barclays U.S. Long Government Float
Adjusted Index	16.59	7.75	9.42	17,960

Barclays U.S. Aggregate Float Adjusted Index	6.15	3.28	4.14	13,021

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(7/30/2010)	Investment
Long-Term Government Bond Index Fund
Institutional Shares	16.99%	7.73%	8.28%	$8,116,660
Barclays U.S. Long Government Float
Adjusted Index	16.59	7.75	8.33	8,138,767
Barclays U.S. Aggregate Float Adjusted
Index	6.15	3.28	3.68	6,231,853

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2016

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Long-Term Government Bond Index Fund ETF
Shares Market Price	16.95%	44.89%	76.24%
Long-Term Government Bond Index Fund ETF
Shares Net Asset Value	16.96	44.83	76.10
Barclays U.S. Long Government Float Adjusted
Index	16.59	45.23	77.26

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Long-Term Government Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2016

		Barclays
		Long Gov
		Float Adj
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	16.21%	16.12%
2011	4.63	5.11
2012	19.06	18.68
2013	-13.13	-12.46
2014	14.65	14.15
2015	4.44	5.05
2016	16.96	16.59

Average Annual Total Returns: Periods Ended June 30, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		19.75%	10.14%			8.78%
Net Asset Value		19.70	10.13			8.77
Admiral Shares	3/1/2010	19.70	10.12	3.27%	6.13%	9.40
Institutional Shares	7/30/2010	19.77	10.17	3.23	5.12	8.35

Long-Term Government Bond Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.5%)
U.S. Government Securities (95.3%)
United States Treasury Note/Bond	6.750%	8/15/26	5,040	7,469
United States Treasury Note/Bond	6.500%	11/15/26	3,574	5,237
United States Treasury Note/Bond	6.625%	2/15/27	1,373	2,040
United States Treasury Note/Bond	6.375%	8/15/27	3,108	4,591
United States Treasury Note/Bond	6.125%	11/15/27	5,648	8,240
United States Treasury Note/Bond	5.500%	8/15/28	10,303	14,571
United States Treasury Note/Bond	5.250%	11/15/28	6,969	9,709
United States Treasury Note/Bond	5.250%	2/15/29	4,335	6,064
United States Treasury Note/Bond	6.125%	8/15/29	2,625	3,972
United States Treasury Note/Bond	6.250%	5/15/30	4,887	7,597
United States Treasury Note/Bond	5.375%	2/15/31	13,283	19,513
United States Treasury Note/Bond	4.500%	2/15/36	8,550	12,214
United States Treasury Note/Bond	4.750%	2/15/37	3,510	5,179
United States Treasury Note/Bond	5.000%	5/15/37	1,106	1,685
United States Treasury Note/Bond	4.375%	2/15/38	8,069	11,448
United States Treasury Note/Bond	4.500%	5/15/38	5,716	8,253
United States Treasury Note/Bond	3.500%	2/15/39	16,891	21,296
United States Treasury Note/Bond	4.250%	5/15/39	10,331	14,412
United States Treasury Note/Bond	4.500%	8/15/39	11,545	16,657
United States Treasury Note/Bond	4.375%	11/15/39	19,447	27,621
United States Treasury Note/Bond	4.625%	2/15/40	19,952	29,311
United States Treasury Note/Bond	4.375%	5/15/40	16,898	24,043
United States Treasury Note/Bond	3.875%	8/15/40	14,323	19,045
United States Treasury Note/Bond	4.250%	11/15/40	14,893	20,887
United States Treasury Note/Bond	4.750%	2/15/41	16,463	24,736
United States Treasury Note/Bond	4.375%	5/15/41	13,594	19,452
United States Treasury Note/Bond	3.750%	8/15/41	15,695	20,560
United States Treasury Note/Bond	3.125%	11/15/41	4,396	5,220
United States Treasury Note/Bond	3.125%	2/15/42	7,151	8,499
United States Treasury Note/Bond	3.000%	5/15/42	8,770	10,201
United States Treasury Note/Bond	2.750%	8/15/42	28,015	31,153
United States Treasury Note/Bond	2.750%	11/15/42	31,724	35,238
United States Treasury Note/Bond	3.125%	2/15/43	33,010	39,246
United States Treasury Note/Bond	2.875%	5/15/43	34,320	39,002
United States Treasury Note/Bond	3.625%	8/15/43	28,075	36,471
United States Treasury Note/Bond	3.750%	11/15/43	24,977	33,165
United States Treasury Note/Bond	3.625%	2/15/44	43,185	56,100

Long-Term Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	3.375%	5/15/44	35,075	43,674
United States Treasury Note/Bond	3.125%	8/15/44	44,920	53,511
United States Treasury Note/Bond	3.000%	11/15/44	33,030	38,444
United States Treasury Note/Bond	2.500%	2/15/45	28,075	29,645
United States Treasury Note/Bond	3.000%	5/15/45	31,305	36,436
United States Treasury Note/Bond	2.875%	8/15/45	34,685	39,449
United States Treasury Note/Bond	3.000%	11/15/45	34,134	39,766
United States Treasury Note/Bond	2.500%	2/15/46	46,200	48,813
United States Treasury Note/Bond	2.500%	5/15/46	34,520	36,526
United States Treasury Note/Bond	2.250%	8/15/46	12,500	12,547
				1,038,908
Agency Bonds and Notes (4.2%)
1 AID-Israel	5.500%	9/18/33	150	212
2 Federal Home Loan Banks	5.500%	7/15/36	1,710	2,508
3 Federal Home Loan Mortgage Corp.	6.750%	9/15/29	913	1,382
3 Federal Home Loan Mortgage Corp.	6.750%	3/15/31	2,990	4,636
3 Federal Home Loan Mortgage Corp.	6.250%	7/15/32	3,669	5,591
3 Federal National Mortgage Assn.	6.250%	5/15/29	700	1,014
3 Federal National Mortgage Assn.	7.125%	1/15/30	1,730	2,710
3 Federal National Mortgage Assn.	7.250%	5/15/30	3,895	6,187
3 Federal National Mortgage Assn.	6.625%	11/15/30	3,985	6,095
3 Federal National Mortgage Assn.	5.625%	7/15/37	675	1,009
3 Federal National Mortgage Assn.	6.210%	8/6/38	300	476
2 Tennessee Valley Authority	7.125%	5/1/30	650	1,004
2 Tennessee Valley Authority	4.700%	7/15/33	100	129
2 Tennessee Valley Authority	4.650%	6/15/35	575	746
2 Tennessee Valley Authority	5.880%	4/1/36	2,330	3,450
2 Tennessee Valley Authority	6.150%	1/15/38	165	253
2 Tennessee Valley Authority	5.500%	6/15/38	150	216
2 Tennessee Valley Authority	5.250%	9/15/39	2,712	3,799
2 Tennessee Valley Authority	3.500%	12/15/42	250	278
2 Tennessee Valley Authority	4.875%	1/15/48	245	326
2 Tennessee Valley Authority	5.375%	4/1/56	815	1,172
2 Tennessee Valley Authority	4.625%	9/15/60	850	1,093
2 Tennessee Valley Authority	4.250%	9/15/65	600	719
				45,005
Total U.S. Government and Agency Obligations (Cost $1,000,166)				1,083,913

			Shares
Temporary Cash Investment (1.1%)
Money Market Fund (1.1%)
4 Vanguard Market Liquidity Fund (Cost $12,213)	0.612%		122,118	12,213
Total Investments (100.6%) (Cost $1,012,379)				1,096,126

Long-Term Government Bond Index Fund

Amount
($000)
Other Assets and Liabilities (-0.6%)
Other Assets
Investment in Vanguard	92
Receivables for Investment Securities Sold	4,690
Receivables for Accrued Income	5,349
Receivables for Capital Shares Issued	1,437
Total Other Assets	11,568
Liabilities
Payables for Investment Securities Purchased	(13,289)
Payables for Capital Shares Redeemed	(249)
Payables for Distributions	(59)
Payables to Vanguard	(171)
Other Liabilities	(3,808)
Total Liabilities	(17,576)
Net Assets (100%)	1,090,118

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,015,667
Undistributed Net Investment Income	1,196
Accumulated Net Realized Losses	(10,492)
Unrealized Appreciation (Depreciation)	83,747
Net Assets	1,090,118

ETF Shares—Net Assets
Applicable to 6,754,811 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	578,450
Net Asset Value Per Share—ETF Shares	$85.64

Admiral Shares—Net Assets
Applicable to 13,012,726 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	374,135
Net Asset Value Per Share—Admiral Shares	$28.75

Institutional Shares—Net Assets
Applicable to 3,768,968 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	137,533
Net Asset Value Per Share—Institutional Shares	$36.49

• See Note A in Notes to Financial Statements.

1 U.S. government-guaranteed.

2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.

3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Interest[1]	21,277
Total Income	21,277
Expenses
The Vanguard Group—Note B
Investment Advisory Services	22
Management and Administrative—ETF Shares	227
Management and Administrative—Admiral Shares	99
Management and Administrative—Institutional Shares	51
Marketing and Distribution—ETF Shares	36
Marketing and Distribution—Admiral Shares	24
Marketing and Distribution—Institutional Shares	3
Custodian Fees	7
Auditing Fees	51
Shareholders’ Reports—ETF Shares	8
Shareholders’ Reports—Admiral Shares	5
Shareholders’ Reports—Institutional Shares	—
Total Expenses	533
Net Investment Income	20,744
Realized Net Gain (Loss)
Investment Securities Sold[1]	25,042
Futures Contracts	1
Realized Net Gain (Loss)	25,043
Change in Unrealized Appreciation (Depreciation) of Investment Securities	81,087
Net Increase (Decrease) in Net Assets Resulting from Operations	126,874

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $12,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	20,744	11,946
Realized Net Gain (Loss)	25,043	1,980
Change in Unrealized Appreciation (Depreciation)	81,087	(8,505)
Net Increase (Decrease) in Net Assets Resulting from Operations	126,874	5,421
Distributions
Net Investment Income
ETF Shares	(11,086)	(5,289)
Admiral Shares	(5,615)	(2,856)
Institutional Shares	(3,463)	(3,453)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(20,164)	(11,598)
Capital Share Transactions
ETF Shares	266,095	148,580
Admiral Shares	215,021	89,912
Institutional Shares	(33,186)	57,366
Net Increase (Decrease) from Capital Share Transactions	447,930	295,858
Total Increase (Decrease)	554,640	289,681
Net Assets
Beginning of Period	535,478	245,797
End of Period[1]	1,090,118	535,478

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,196,000 and $616,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$75.13	$73.93	$66.33	$78.69	$68.07
Investment Operations
Net Investment Income	2.021	2.073	2.100	2.055	2.213
Net Realized and Unrealized Gain (Loss)
on Investments	10.511	1.206	7.429	(12.216)	10.611
Total from Investment Operations	12.532	3.279	9.529	(10.161)	12.824
Distributions
Dividends from Net Investment Income	(2.022)	(2.079)	(1.929)	(2.056)	(2.204)
Distributions from Realized Capital Gains	—	—	—	(.143)	—
Total Distributions	(2.022)	(2.079)	(1.929)	(2.199)	(2.204)
Net Asset Value, End of Period	$85.64	$75.13	$73.93	$66.33	$78.69

Total Return	16.96%	4.44%	14.65%	-13.13%	19.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$578	$252	$107	$63	$75
Ratio of Total Expenses to Average Net Assets	0.07%	0.10%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.58%	2.76%	3.17%	2.80%	2.99%
Portfolio Turnover Rate[1]	18%	24%	23%	54%	46%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$25.21	$24.81	$22.32	$26.48	$22.91
Investment Operations
Net Investment Income	. 679.698		.711	.693	.746
Net Realized and Unrealized Gain (Loss)
on Investments	3.540	.399	2.491	(4.112)	3.567
Total from Investment Operations	4.219	1.097	3.202	(3.419)	4.313
Distributions
Dividends from Net Investment Income	(.679)	(.697)	(.712)	(. 693)	(.743)
Distributions from Realized Capital Gains	—	—	—	(.048)	—
Total Distributions	(.679)	(.697)	(.712)	(.741)	(.743)
Net Asset Value, End of Period	$28.75	$25.21	$24.81	$22.32	$26.48

Total Return[1]	16.97%	4.40%	14.63%	-13.13%	19.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$374	$130	$44	$6	$5
Ratio of Total Expenses to Average Net Assets	0.07%	0.10%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.58%	2.76%	3.17%	2.80%	2.99%
Portfolio Turnover Rate[2]	18%	24%	23%	54%	46%

Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal class.

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$32.00	$31.48	$28.32	$33.60	$29.06
Investment Operations
Net Investment Income	. 868.896		.910	.890	.956
Net Realized and Unrealized Gain (Loss)
on Investments	4.492	.517	3.161	(5.219)	4.537
Total from Investment Operations	5.360	1.413	4.071	(4.329)	5.493
Distributions
Dividends from Net Investment Income	(.870)	(. 893)	(. 911)	(. 890)	(.953)
Distributions from Realized Capital Gains	—	—	—	(.061)	—
Total Distributions	(.870)	(. 893)	(. 911)	(. 951)	(. 953)
Net Asset Value, End of Period	$36.49	$32.00	$31.48	$28.32	$33.60

Total Return[1]	16.99%	4.47%	14.66%	-13.10%	19.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$138	$154	$95	$37	$84
Ratio of Total Expenses to Average Net Assets	0.05%	0.07%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	2.60%	2.79%	3.20%	2.83%	3.02%
Portfolio Turnover Rate[2]	18%	24%	23%	54%	46%

1 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Notes to Financial Statements

Vanguard Long-Term Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at August 31, 2016.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Long-Term Government Bond Index Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $92,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Long-Term Government Bond Index Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,083,913	—
Temporary Cash Investments	12,213	—	—
Total	12,213	1,083,913	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2016, the fund realized $25,959,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2016, the fund had $1,412,000 of ordinary income available for distribution. The fund had available capital losses totaling $10,492,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2016, the cost of investment securities for tax purposes was $1,012,379,000. Net unrealized appreciation of investment securities for tax purposes was $83,747,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. During the year ended August 31, 2016, the fund purchased $796,663,000 of investment securities and sold $345,792,000 of investment securities, other than temporary cash investments. Purchases and sales include $458,164,000 and $203,072,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Long-Term Government Bond Index Fund

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	471,835	5,903	178,492	2,302
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(205,740)	(2,500)	(29,912)	(400)
Net Increase (Decrease)—ETF Shares	266,095	3,403	148,580	1,902
Admiral Shares
Issued	306,304	11,244	169,663	6,504
Issued in Lieu of Cash Distributions	5,157	190	2,686	104
Redeemed	(96,440)	(3,572)	(82,437)	(3,228)
Net Increase (Decrease) —Admiral Shares	215,021	7,862	89,912	3,380
Institutional Shares
Issued	29,337	869	99,644	3,032
Issued in Lieu of Cash Distributions	3,462	102	3,404	104
Redeemed	(65,985)	(2,007)	(45,682)	(1,338)
Net Increase (Decrease) —Institutional Shares	(33,186)	(1,036)	57,366	1,798

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

Short-Term Corporate Bond Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics

	ETF	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VCSH	VSCSX	VSTBX
Expense Ratio[1]	0.10%	0.10%	0.07%
30-Day SEC Yield	1.73%	1.71%	1.72%

Financial Attributes

		Barclays
		1–5 Year	Barclays
		Corporate	Aggregate
	Fund	Index	FA Index
Number of Bonds	2,092	2,172	9,864
Yield to Maturity
(before expenses)	1.8%	1.8%	1.9%
Average Coupon	3.5%	3.6%	3.1%
Average Duration	2.8 years	2.8 years	5.8 years
Average Effective
Maturity	3.0 years	2.9 years	8.0 years
Short-Term
Reserves	0.3%	—	—

Sector Diversification (% of portfolio)
Finance			41.7%
Industrial			53.3
Utilities			5.0

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures

	Barclays
	1–5 Year	Barclays
	Corporate	Aggregate
	Index	FA Index
R-Squared	0.98	0.71
Beta	0.98	0.46

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
1 - 3 Years	53.6%
3 - 5 Years	46.3
5 - 10 Years	0.1

Distribution by Credit Quality (% of portfolio)
Aaa	0.8%
Aa	14.6
A	42.1
Baa	42.5

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares.

Short-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2016
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended August 31, 2016

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(11/19/2009)	Investment

	Short-Term Corporate Bond Index
	Fund ETF Shares Net Asset Value	3.71%	2.76%	3.26%	$12,427
	Short-Term Corporate Bond Index
	Fund ETF Shares Market Price	3.93	2.69	3.29	12,451
	Barclays U.S. 1–5 Year Corporate
••••••••	Bond Index	3.78	2.91	3.48	12,608

– – – –	Short-Intermediate Investment-Grade
	Debt Funds Average	2.86	1.94	2.70	11,977
	Spliced Barclays U.S. Aggregate Float
	Adjusted Index	6.15	3.28	4.11	13,145

For a benchmark description, see the Glossary.

Short-Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Short-Term Corporate Bond Index Fund

		Average Annual Total Returns
	Periods Ended August 31, 2016
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(11/18/2010)	Investment
Short-Term Corporate Bond Index Fund
Admiral Shares	3.70%	2.76%	2.78%	$11,721
Barclays U.S. 1–5 Year Corporate Bond Index	3.78	2.91	2.95	11,833
Barclays U.S. Aggregate Float Adjusted Index	6.15	3.28	3.71	12,348

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(11/19/2009)	Investment
Short-Term Corporate Bond Index Fund
Institutional Shares	3.72%	2.79%	3.29%	$6,229,096

Barclays U.S. 1–5 Year Corporate Bond Index	3.78	2.91	3.48	6,303,944
Spliced Barclays U.S. Aggregate Float
Adjusted Index	6.15	3.28	4.11	6,572,522

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2016

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Short-Term Corporate Bond Index Fund ETF Shares
Market Price	3.93%	14.20%	24.51%
Short-Term Corporate Bond Index Fund ETF Shares
Net Asset Value	3.71	14.60	24.27
Barclays U.S. 1–5 Year Corporate Bond Index	3.78	15.40	26.08

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Short-Term Corporate Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2016

		Barclays
		1–5 Year
		Corporate
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	5.34%	5.61%
2011	2.94	3.45
2012	4.68	4.81
2013	1.03	1.29
2014	3.50	3.67
2015	0.96	1.03
2016	3.71	3.78

Average Annual Total Returns: Periods Ended June 30, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		3.82%	2.78%			3.35%
Net Asset Value		3.35	2.78			3.29
Admiral Shares	11/18/2010	3.35	2.78	2.09%	0.71%	2.80
Institutional Shares	11/19/2009	3.38	2.81	2.15	1.17	3.32

Short-Term Corporate Bond Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of August 31, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities (0.3%)
United States Treasury Note/Bond
(Cost $59,133)	0.750%	7/31/18	59,200	59,135	0.3%
Corporate Bonds
Finance
Banking
Bank of America Corp.	6.875%	4/25/18	53,339	57,811	0.3%
Bank of America Corp.	2.600%	1/15/19	41,232	42,142	0.2%
Bank of America Corp.	5.650%	5/1/18	34,284	36,476	0.2%
Bank of America Corp.	2.000%	1/11/18	34,840	35,049	0.2%
Bank of America Corp.	5.625%	7/1/20	28,240	31,874	0.2%
Bank of America Corp.	2.650%	4/1/19	28,486	29,068	0.2%
Bank of America Corp.	2.250%–7.625%	9/1/17–5/13/21	171,447	183,242	1.1%
Bank of America NA	1.650%–2.050%	3/26/18–12/7/18	43,091	43,416	0.3%
Bear Stearns Cos. LLC	7.250%	2/1/18	30,305	32,702	0.2%
Bear Stearns Cos. LLC	4.650%–6.400%	10/2/17–7/2/18	24,485	25,796	0.1%
Citigroup Inc.	1.700%–8.500%	11/21/17–8/2/21	276,742	281,579	1.6%
Goldman Sachs Group Inc.	6.150%	4/1/18	38,959	41,722	0.2%
Goldman Sachs Group Inc.	5.250%	7/27/21	32,783	37,216	0.2%
Goldman Sachs Group Inc.	5.950%	1/18/18	31,314	33,184	0.2%
Goldman Sachs Group Inc.	2.625%	1/31/19	29,522	30,222	0.2%
Goldman Sachs Group Inc.	7.500%	2/15/19	26,072	29,665	0.2%
Goldman Sachs Group Inc.	2.000%–6.000%	1/22/18–4/25/21	179,236	186,966	1.1%
HSBC Bank USA NA	4.875%	8/24/20	11,680	12,716	0.1%
HSBC Holdings plc	5.100%	4/5/21	25,602	28,588	0.2%
HSBC Holdings plc	3.400%	3/8/21	27,369	28,536	0.2%
HSBC Holdings plc	2.950%	5/25/21	20,500	21,022	0.1%
HSBC USA Inc.	1.625%–5.000%	1/16/18–9/27/20	92,063	93,047	0.5%
JPMorgan Chase & Co.	6.000%	1/15/18	47,128	50,002	0.3%
JPMorgan Chase & Co.	2.250%	1/23/20	40,655	41,171	0.2%
JPMorgan Chase & Co.	4.350%	8/15/21	27,000	29,703	0.2%
JPMorgan Chase & Co.	2.750%	6/23/20	28,040	28,856	0.2%

Short-Term Corporate Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	JPMorgan Chase & Co.	1.625%–6.300%	1/25/18–8/15/21	257,207	267,724	1.6%
	JPMorgan Chase Bank NA	6.000%	10/1/17	22,785	23,881	0.1%
	Mitsubishi UFJ Financial
	Group Inc.	2.950%	3/1/21	34,321	35,406	0.2%
	Morgan Stanley	6.625%	4/1/18	32,275	34,769	0.2%
	Morgan Stanley	5.625%	9/23/19	29,306	32,567	0.2%
	Morgan Stanley	2.450%	2/1/19	29,400	29,936	0.2%
	Morgan Stanley	2.500%	4/21/21	29,301	29,607	0.2%
	Morgan Stanley	1.875%–7.300%	12/28/17–7/28/21	230,819	246,052	1.4%
	UBS AG	2.375%	8/14/19	32,082	32,717	0.2%
	UBS AG	1.800%	3/26/18	28,996	29,117	0.2%
	Wachovia Corp.	5.750%	2/1/18	29,621	31,448	0.2%
	Wells Fargo & Co.	2.600%	7/22/20	31,328	32,191	0.2%
	Wells Fargo & Co.	1.400%–5.625%	9/8/17–7/26/21	200,748	206,082	1.2%
	Wells Fargo Bank NA	1.650%–6.000%	11/15/17–5/24/19	53,965	54,810	0.3%
1	Banking—Other †				3,085,060	18.0%
1	Brokerage †				156,646	0.9%
	Finance Companies
	GE Capital International
	Funding Co.	2.342%	11/15/20	56,924	58,582	0.3%
	HSBC Finance Corp.	6.676%	1/15/21	25,597	29,515	0.2%
[1,2]	Finance Companies—Other †				155,832	0.9%
	Insurance
	Berkshire Hathaway
	Finance Corp.	1.300%–5.400%	3/7/18–1/15/21	61,546	63,644	0.4%
	Berkshire Hathaway Inc.	1.150%–3.750%	2/9/18–8/15/21	26,165	27,003	0.2%
	Insurance—Other †				537,830	3.1%
	Other Finance †				61	0.0%
	Real Estate Investment Trusts †				333,212	2.0%
					7,025,463	41.1%
Industrial
	Basic Industry
	Lubrizol Corp.	8.875%	2/1/19	4,216	4,951	0.0%
	Basic Industry—Other †				440,976	2.6%
	Capital Goods
	General Electric Capital
	Corp.	1.600%–6.000%	9/15/17–2/11/21	131,271	144,033	0.8%
	General Electric Co.	5.250%	12/6/17	39,989	42,107	0.3%
	Precision Castparts Corp.	1.250%–2.250%	1/15/18–6/15/20	19,459	19,650	0.1%
1	Capital Goods—Other †				671,777	3.9%
	Communication
	AT&T Inc.	1.400%–5.875%	12/1/17–8/15/21	208,756	222,232	1.3%
	Verizon Communications Inc.	4.500%	9/15/20	36,650	40,376	0.3%
	Verizon Communications Inc.	2.625%	2/21/20	39,123	40,312	0.2%
	Verizon Communications Inc.	3.650%	9/14/18	29,281	30,611	0.2%
1	Communication—Other †				770,178	4.5%
	Consumer Cyclical
	CVS Health Corp.	2.800%	7/20/20	29,850	31,091	0.2%
	Ford Motor Co.	6.500%	8/1/18	150	163	0.0%
	Ford Motor Credit Co. LLC	1.684%–8.125%	9/8/17–8/2/21	216,110	225,649	1.3%
	Visa Inc.	2.200%	12/14/20	29,974	30,826	0.2%
	Consumer Cyclical—Other †				1,027,634	6.0%
	Consumer Noncyclical
	AbbVie Inc.	2.500%	5/14/20	38,862	39,778	0.2%
	AbbVie Inc.	1.750%	11/6/17	32,543	32,687	0.2%

Short-Term Corporate Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
AbbVie Inc.	1.800%	5/14/18	29,165	29,308	0.2%
Actavis Funding SCS	3.000%	3/12/20	30,154	31,002	0.2%
Anheuser-Busch Cos. LLC	5.000%–5.500%	1/15/18–3/1/19	10,378	11,075	0.1%
Anheuser-Busch InBev
Finance Inc.	2.650%	2/1/21	77,540	79,865	0.5%
Anheuser-Busch InBev
Finance Inc.	1.900%	2/1/19	36,075	36,430	0.2%
Anheuser-Busch InBev
Finance Inc.	1.250%–2.150%	1/17/18–2/1/19	21,970	22,172	0.1%
Anheuser-Busch InBev
Worldwide Inc.	4.375%–7.750%	1/15/19–2/15/21	53,907	61,183	0.3%
Pfizer Inc.	6.200%	3/15/19	30,317	33,897	0.2%
1 Consumer Noncyclical—Other †				1,981,290	11.6%
Energy
Shell International Finance BV	1.875%	5/10/21	28,550	28,650	0.2%
Energy—Other †				1,327,140	7.7%
Other Industrial †				5,908	0.0%
Technology
Apple Inc.	1.000%	5/3/18	40,398	40,388	0.2%
Apple Inc.	2.250%	2/23/21	36,760	37,744	0.2%
1 Diamond 1 Finance Corp. /
Diamond 2 Finance Corp.	4.420%	6/15/21	43,535	45,454	0.3%
1 Diamond 1 Finance Corp. /
Diamond 2 Finance Corp.	3.480%	6/1/19	37,150	38,204	0.2%
1 Hewlett Packard Enterprise Co.	3.600%	10/15/20	31,876	33,356	0.2%
Intel Corp.	1.350%	12/15/17	31,537	31,674	0.2%
1 Technology—Other †				1,089,763	6.4%
Transportation
Burlington Northern
Santa Fe LLC	3.600%–5.750%	3/15/18–6/1/21	17,074	18,503	0.1%
Transportation—Other †				176,639	1.1%
				8,974,676	52.5%
Utilities
Electric
Berkshire Hathaway
Energy Co.	2.000%–5.750%	4/1/18–2/1/20	16,168	16,876	0.1%
MidAmerican Energy Co.	2.400%–5.300%	3/15/18–3/15/19	2,083	2,168	0.0%
Nevada Power Co.	6.500%–7.125%	5/15/18–3/15/19	16,418	18,343	0.1%
PacifiCorp	3.850%–5.650%	7/15/18–6/15/21	12,621	13,717	0.1%
1 Electric—Other †				730,520	4.3%
Natural Gas †				56,699	0.3%
Other Utility †				6,376	0.0%
				844,699	4.9%
Total Corporate Bonds (Cost $16,632,284)				16,844,838	98.5%
Taxable Municipal Bonds (Cost $12,253) †				12,346	0.1%

			Shares
Temporary Cash Investment
Money Market Fund
3 Vanguard Market Liquidity Fund
(Cost $56,448)	0.612%		564,462	56,452	0.4%
Total Investments (Cost $16,760,118)				16,972,771	99.3%

Short-Term Corporate Bond Index Fund

		Percentage
	Amount	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets
Investment in Vanguard	1,257
Receivables for Investment Securities Sold	62,719
Receivables for Accrued Income	147,971
Receivables for Capital Shares Issued	13,527
Other Assets	1
Total Other Assets	225,475	1.3%
Liabilities
Payables for Investment Securities Purchased	(90,108)
Payables for Capital Shares Redeemed	(1,364)
Payables for Distributions	(1,039)
Payables to Vanguard	(3,254)
Other Liabilities	(2,925)
Total Liabilities	(98,690)	(0.6%)
Net Assets	17,099,556	100.0%

At August 31, 2016, net assets consisted of:
		Amount
		($000)
Paid-in Capital		16,888,362
Undistributed Net Investment Income		24,195
Accumulated Net Realized Losses		(25,654)
Unrealized Appreciation (Depreciation)		212,653
Net Assets		17,099,556

ETF Shares—Net Assets
Applicable to 175,378,695 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		14,120,679
Net Asset Value Per Share—ETF Shares		$80.52

Admiral Shares—Net Assets
Applicable to 89,490,410 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,959,095
Net Asset Value Per Share—Admiral Shares		$21.89

Institutional Shares—Net Assets
Applicable to 38,056,333 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,019,782
Net Asset Value Per Share—Institutional Shares		$26.80

• See Note A in Notes to Financial Statements.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2016, the aggregate value of these securities was $277,288,000, representing 1.6% of net assets.

2 Securities with a value of $2,617,000 have been segregated as initial margin for recently closed futures contracts.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Interest[1]	306,720
Total Income	306,720
Expenses
The Vanguard Group—Note B
Investment Advisory Services	374
Management and Administrative—ETF Shares	6,735
Management and Administrative—Admiral Shares	840
Management and Administrative—Institutional Shares	373
Marketing and Distribution—ETF Shares	716
Marketing and Distribution—Admiral Shares	171
Marketing and Distribution—Institutional Shares	24
Custodian Fees	117
Auditing Fees	48
Shareholders’ Reports—ETF Shares	212
Shareholders’ Reports—Admiral Shares	20
Shareholders’ Reports—Institutional Shares	1
Trustees’ Fees and Expenses	7
Total Expenses	9,638
Net Investment Income	297,082
Realized Net Gain (Loss)
Investment Securities Sold[1]	(13,232)
Futures Contracts	(5,558)
Realized Net Gain (Loss)	(18,790)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	239,761
Net Increase (Decrease) in Net Assets Resulting from Operations	518,053

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $245,000 and ($2,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	297,082	215,742
Realized Net Gain (Loss)	(18,790)	12,958
Change in Unrealized Appreciation (Depreciation)	239,761	(123,579)
Net Increase (Decrease) in Net Assets Resulting from Operations	518,053	105,121
Distributions
Net Investment Income
ETF Shares	(238,185)	(178,240)
Admiral Shares	(32,914)	(19,430)
Institutional Shares	(18,203)	(13,670)
Realized Capital Gain[1]
ETF Shares	(8,713)	(17,076)
Admiral Shares	(1,082)	(1,706)
Institutional Shares	(649)	(1,287)
Total Distributions	(299,746)	(231,409)
Capital Share Transactions
ETF Shares	3,563,464	2,052,107
Admiral Shares	711,799	414,035
Institutional Shares	261,911	119,665
Net Increase (Decrease) from Capital Share Transactions	4,537,174	2,585,807
Total Increase (Decrease)	4,755,481	2,459,519
Net Assets
Beginning of Period	12,344,075	9,884,556
End of Period[2]	17,099,556	12,344,075

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $614,000 and $4,014,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $24,195,000 and $16,415,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$79.33	$80.21	$78.97	$79.78	$78.06
Investment Operations
Net Investment Income	1.661	1.504	1.436	1.523	1.793
Net Realized and Unrealized Gain (Loss)
on Investments	1.240	(.743)	1.305	(.699)	1.808
Total from Investment Operations	2.901	.761	2.741	.824	3.601
Distributions
Dividends from Net Investment Income	(1.648)	(1.492)	(1.321)	(1.517)	(1.789)
Distributions from Realized Capital Gains	(.063)	(.149)	(.180)	(.117)	(.092)
Total Distributions	(1.711)	(1.641)	(1.501)	(1.634)	(1.881)
Net Asset Value, End of Period	$80.52	$79.33	$80.21	$78.97	$79.78

Total Return	3.71%	0.96%	3.50%	1.03%	4.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,121	$10,377	$8,430	$6,705	$3,686
Ratio of Total Expenses to Average Net Assets	0.07%	0.10%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.11%	1.90%	1.82%	1.92%	2.33%
Portfolio Turnover Rate[1]	57%	62%	56%	61%	65%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$21.57	$21.81	$21.51	$21.73	$21.26
Investment Operations
Net Investment Income	. 451.409		.395	.414	.488
Net Realized and Unrealized Gain (Loss)
on Investments	.337	(.199)	. 347	(.189)	.494
Total from Investment Operations	.788	.210	.742	.225	.982
Distributions
Dividends from Net Investment Income	(.451)	(.410)	(. 393)	(. 413)	(.487)
Distributions from Realized Capital Gains	(.017)	(.040)	(.049)	(. 032)	(. 025)
Total Distributions	(.468)	(.450)	(.442)	(. 445)	(. 512)
Net Asset Value, End of Period	$21.89	$21.57	$21.81	$21.51	$21.73

Total Return[1]	3.70%	0.97%	3.47%	1.03%	4.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,959	$1,222	$821	$76	$25
Ratio of Total Expenses to Average Net Assets	0.07%	0.10%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.11%	1.90%	1.82%	1.92%	2.33%
Portfolio Turnover Rate[2]	57%	62%	56%	61%	65%

Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal Class.

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$26.41	$26.71	$26.33	$26.60	$26.03
Investment Operations
Net Investment Income	. 558.509		. 491	. 516	. 605
Net Realized and Unrealized Gain (Loss)
on Investments	.413	(.249)	.437	(. 233)	. 599
Total from Investment Operations	.971	.260	.928	.283	1.204
Distributions
Dividends from Net Investment Income	(. 560)	(. 510)	(. 488)	(.514)	(.603)
Distributions from Realized Capital Gains	(. 021)	(. 050)	(. 060)	(. 039)	(. 031)
Total Distributions	(.581)	(. 560)	(. 548)	(. 553)	(. 634)
Net Asset Value, End of Period	$26.80	$26.41	$26.71	$26.33	$26.60

Total Return[1]	3.72%	0.98%	3.55%	1.06%	4.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,020	$745	$634	$262	$161
Ratio of Total Expenses to Average Net Assets	0.05%	0.07%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	2.13%	1.93%	1.85%	1.95%	2.36%
Portfolio Turnover Rate[2]	57%	62%	56%	61%	65%

1 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Short-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2016, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at August 31, 2016.

Short-Term Corporate Bond Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $1,257,000, representing 0.01% of the fund’s net assets and 0.50% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Short-Term Corporate Bond Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	59,135	—
Corporate Bonds	—	16,844,838	—
Taxable Municipal Bonds	—	12,346	—
Temporary Cash Investments	56,452	—	—
Futures Contracts—Liabilities[1]	(49)	—
Total	56,403	16,916,319	—
1 Represents variation margin on the last day of the reporting period for recently closed futures contracts.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2016, the fund realized $259,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2016, the fund had $28,324,000 of ordinary income available for distribution. The fund had available capital losses totaling $22,947,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2016, the cost of investment securities for tax purposes was $16,762,780,000. Net unrealized appreciation of investment securities for tax purposes was $209,991,000, consisting of unrealized gains of $214,504,000 on securities that had risen in value since their purchase and $4,513,000 in unrealized losses on securities that had fallen in value since their purchase.

Short-Term Corporate Bond Index Fund

E. During the year ended August 31, 2016, the fund purchased $8,800,507,000 of investment securities and sold $4,227,279,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $3,963,063,000 and $3,906,680,000, respectively. Total purchases and sales include $3,481,484,000 and $140,693,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2016, such purchases and sales were $2,123,245,000 and $394,338,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued	3,706,576	46,374	2,442,985	30,603
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(143,112)	(1,800)	(390,878)	(4,900)
Net Increase (Decrease)—ETF Shares	3,563,464	44,574	2,052,107	25,703
Admiral Shares
Issued	1,294,752	59,705	875,488	40,286
Issued in Lieu of Cash Distributions	28,222	1,301	18,577	856
Redeemed	(611,175)	(28,178)	(480,030)	(22,095)
Net Increase (Decrease)—Admiral Shares	711,799	32,828	414,035	19,047
Institutional Shares
Issued	395,051	14,846	203,197	7,633
Issued in Lieu of Cash Distributions	15,170	571	12,940	487
Redeemed	(148,310)	(5,567)	(96,472)	(3,637)
Net Increase (Decrease)—Institutional Shares	261,911	9,850	119,665	4,483

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

Intermediate-Term Corporate Bond Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics

	ETF	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VCIT	VICSX	VICBX
Expense Ratio[1]	0.10%	0.10%	0.07%
30-Day SEC Yield	2.75%	2.74%	2.75%

Financial Attributes

		Barclays
		5–10 Year	Barclays
		Corporate	Aggregate
	Fund	Index	FA Index
Number of Bonds	1,773	1,811	9,864
Yield to Maturity
(before expenses)	2.8%	2.8%	1.9%
Average Coupon	3.7%	3.7%	3.1%
Average Duration	6.5 years	6.5 years	5.8 years
Average Effective
Maturity	7.5 years	7.4 years	8.0 years
Short-Term
Reserves	0.7%	—	—

Sector Diversification (% of portfolio)
Finance			31.5%
Industrial			63.1
Utilities			5.4

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures

	Barclays
	5–10 Year	Barclays
	Corporate	Aggregate
	Index	FA Index
R-Squared	0.99	0.86
Beta	1.02	1.30

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
1 - 3 Years	0.1%
3 - 5 Years	2.1
5 - 10 Years	97.5
10 - 20 Years	0.3

Distribution by Credit Quality (% of portfolio)
Aaa	1.3%
Aa	7.9
A	36.5
Baa	54.3

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares.

Intermediate-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2016
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended August 31, 2016

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(11/19/2009)	Investment
	Intermediate-Term Corporate Bond
	Index Fund ETF Shares Net Asset
	Value	9.58%	5.53%	6.56%	$15,388
	Intermediate-Term Corporate Bond
	Index Fund ETF Shares Market Price	10.04	5.34	6.58	15,406
	Barclays U.S. 5–10 Year Corporate
••••••••	Bond Index	9.46	5.51	6.65	15,472

– – – –	Spliced Core Bond Funds Average	5.66	3.43	4.36	13,355
	Spliced Barclays U.S. Aggregate Float
	Adjusted Index	6.15	3.28	4.11	13,145

For a benchmark description, see the Glossary.

Spliced Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

See Financial Highlights for dividend and capital gains information.

Intermediate-Term Corporate Bond Index Fund

		Average Annual Total Returns
	Periods Ended August 31, 2016

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(3/2/2010)	Investment
Intermediate-Term Corporate Bond Index
Fund Admiral Shares	9.30%	5.48%	6.46%	$15,019
Barclays U.S. 5–10 Year Corporate Bond
Index	9.46	5.51	6.54	15,091

Barclays U.S. Aggregate Float Adjusted Index	6.15	3.28	4.13	13,011

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(11/19/2009)	Investment
Intermediate-Term Corporate Bond Index
Fund Institutional Shares	9.30%	5.50%	6.56%	$7,693,971
Barclays U.S. 5–10 Year Corporate Bond
Index	9.46	5.51	6.65	7,735,966
Spliced Barclays U.S. Aggregate Float
Adjusted Index	6.15	3.28	4.11	6,572,522

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2016

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Intermediate-Term Corporate Bond Index Fund ETF
Shares Market Price	10.04%	29.69%	54.06%
Intermediate-Term Corporate Bond Index Fund ETF
Shares Net Asset Value	9.58	30.86	53.88
Barclays U.S. 5–10 Year Corporate Bond Index	9.46	30.78	54.72

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

Intermediate-Term Corporate Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2016

		Barclays
		5–10 Year
		Corporate
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	11.30%	11.41%
2011	5.65	6.19
2012	10.43	10.07
2013	-1.64	-1.27
2014	9.60	9.51
2015	0.32	0.39
2016	9.58	9.46

Average Annual Total Returns: Periods Ended June 30, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		8.37%	5.87%			6.63%
Net Asset Value		8.03	5.87			6.54
Admiral Shares	3/2/2010	8.02	5.88	3.66%	2.82%	6.48
Fee-Adjusted Returns		7.75	5.82			6.43
Institutional Shares	11/19/2009	8.07	5.90	3.72	2.87	6.59
Fee-Adjusted Returns		7.80	5.85			6.55

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

Intermediate-Term Corporate Bond Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of August 31, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Corporate Bonds
Finance
Banking
Bank of America Corp.	3.875%	8/1/25	25,729	27,476	0.3%
Bank of America Corp.	3.300%	1/11/23	26,398	27,410	0.2%
Bank of America Corp.	4.000%	4/1/24	23,835	25,723	0.2%
Bank of America Corp.	4.000%	1/22/25	20,203	21,050	0.2%
Bank of America Corp.	3.500%–5.700%	5/13/21–4/19/26	117,582	126,662	1.1%
Citigroup Inc.	4.400%	6/10/25	20,700	21,854	0.2%
Citigroup Inc.	3.300%–5.500%	1/14/22–11/20/26	122,642	130,395	1.2%
Credit Suisse AG	3.625%	9/9/24	23,900	25,043	0.2%
Goldman Sachs Group Inc.	5.750%	1/24/22	30,958	35,893	0.3%
Goldman Sachs Group Inc.	4.000%	3/3/24	23,236	25,027	0.2%
Goldman Sachs Group Inc.	3.850%	7/8/24	21,141	22,433	0.2%
Goldman Sachs Group Inc.	3.500%–4.250%	1/22/23–2/25/26	72,516	76,298	0.7%
HSBC Bank plc	7.650%	5/1/25	650	807	0.0%
HSBC Holdings plc	4.300%	3/8/26	22,995	24,722	0.2%
HSBC Holdings plc	3.600%–5.100%	4/5/21–5/25/26	80,018	84,032	0.8%
HSBC USA Inc.	3.500%	6/23/24	3,600	3,747	0.0%
JPMorgan Chase & Co.	3.250%	9/23/22	26,649	27,978	0.3%
JPMorgan Chase & Co.	4.500%	1/24/22	22,949	25,368	0.2%
JPMorgan Chase & Co.	3.200%	1/25/23	23,727	24,687	0.2%
JPMorgan Chase & Co.	3.900%	7/15/25	21,520	23,277	0.2%
JPMorgan Chase & Co.	2.700%–3.875%	5/1/23–10/1/26	118,410	123,548	1.1%
Mitsubishi UFJ Financial
Group Inc.	3.850%	3/1/26	22,575	24,656	0.2%
Morgan Stanley	4.000%	7/23/25	26,280	28,379	0.3%
Morgan Stanley	3.875%	1/27/26	26,174	27,947	0.3%
Morgan Stanley	3.700%	10/23/24	24,318	25,772	0.2%
Morgan Stanley	3.875%	4/29/24	20,779	22,322	0.2%
Morgan Stanley	3.125%–6.250%	11/1/22–8/9/26	80,847	87,478	0.8%
Wachovia Corp.	6.605%–7.574%	10/1/25–8/1/26	2,250	2,938	0.0%
Wells Fargo & Co.	3.000%	4/22/26	21,825	22,377	0.2%

Intermediate-Term Corporate Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
	Wells Fargo & Co.	3.000%	2/19/25	20,663	21,207	0.2%
	Wells Fargo & Co.	3.300%–4.480%	3/8/22–6/3/26	104,815	111,956	1.0%
1	Banking—Other †				907,475	8.2%
	Brokerage †				147,124	1.3%
	Finance Companies †				68,372	0.6%
	Insurance
	Aetna Inc.	3.200%	6/15/26	22,620	23,038	0.2%
	Berkshire Hathaway
	Finance Corp.	3.000%	5/15/22	7,161	7,580	0.1%
	Berkshire Hathaway Inc.	2.750%–3.400%	1/31/22–3/15/26	42,834	45,133	0.4%
	Insurance—Other †				469,884	4.2%
	Other Finance †				990	0.0%
1	Real Estate Investment Trusts †				516,050	4.7%
					3,464,108	31.1%
Industrial
1	Basic Industry †				433,066	3.9%
	Capital Goods
	General Electric Co.	2.700%	10/9/22	20,972	21,864	0.2%
	Precision Castparts Corp.	2.500%–3.250%	1/15/23–6/15/25	15,472	16,263	0.1%
1	Capital Goods—Other †				485,469	4.4%
	Communication
	AT&T Inc.	3.950%	1/15/25	28,825	30,923	0.3%
	AT&T Inc.	3.400%	5/15/25	26,734	27,608	0.3%
	AT&T Inc.	3.600%	2/17/23	23,638	24,961	0.2%
	AT&T Inc.	3.000%	6/30/22	22,415	23,096	0.2%
	AT&T Inc.	2.625%–4.450%	2/15/22–2/17/26	59,421	62,874	0.6%
1	Charter Communications
	Operating LLC / Charter
	Communications
	Operating Capital	4.908%	7/23/25	35,031	38,626	0.4%
	Pacific Bell Telephone Co.	7.125%	3/15/26	1,202	1,568	0.0%
	Verizon Communications Inc.	5.150%	9/15/23	61,552	72,001	0.6%
	Verizon Communications
	Inc.	2.450%–4.150%	11/1/21–8/15/26	78,642	82,517	0.7%
1	Communication—Other †				560,374	5.0%
	Consumer Cyclical
	CVS Health Corp.	3.875%	7/20/25	19,645	21,634	0.2%
	Visa Inc.	3.150%	12/14/25	31,230	33,273	0.3%
1	Consumer Cyclical—Other †				793,337	7.1%
	Consumer Noncyclical
	AbbVie Inc.	3.600%	5/14/25	26,280	27,787	0.2%
	AbbVie Inc.	2.900%	11/6/22	22,590	23,291	0.2%
	Actavis Funding SCS	3.800%	3/15/25	31,356	33,042	0.3%
	Actavis Funding SCS	3.450%	3/15/22	22,088	23,130	0.2%
	Anheuser-Busch InBev
	Finance Inc.	3.650%	2/1/26	80,489	85,903	0.8%
	Anheuser-Busch InBev
	Finance Inc.	3.300%	2/1/23	40,454	42,382	0.4%
	Anheuser-Busch InBev
	Finance Inc.	2.625%–3.700%	1/17/23–2/1/24	18,391	19,329	0.2%
	Anheuser-Busch InBev
	Worldwide Inc.	2.500%	7/15/22	25,850	26,307	0.2%
	Medtronic Inc.	3.500%	3/15/25	27,379	29,622	0.3%
	Medtronic Inc.	3.150%	3/15/22	21,917	23,305	0.2%
1	Consumer Noncyclical—Other †				1,498,382	13.5%

Intermediate-Term Corporate Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
1 Energy †				1,074,371	9.6%
Other Industrial †				28,333	0.2%
Technology
Apple Inc.	2.400%	5/3/23	39,112	39,984	0.4%
Apple Inc.	3.250%	2/23/26	22,978	24,562	0.2%
Apple Inc.	3.450%	5/6/24	21,504	23,312	0.2%
Apple Inc.	2.150%–3.200%	2/9/22–8/4/26	67,549	70,073	0.6%
1 Diamond 1 Finance Corp. /
Diamond 2 Finance Corp.	6.020%	6/15/26	36,100	38,570	0.4%
1 Diamond 1 Finance Corp. /
Diamond 2 Finance Corp.	5.450%	6/15/23	33,169	35,336	0.3%
Intel Corp.	3.700%	7/29/25	19,516	21,670	0.2%
Microsoft Corp.	2.400%	8/8/26	30,000	30,079	0.3%
Microsoft Corp.	3.125%	11/3/25	20,488	21,824	0.2%
Microsoft Corp.	2.000%–3.625%	2/12/22–2/12/25	67,127	69,530	0.6%
Oracle Corp.	1.900%	9/15/21	30,475	30,494	0.3%
Oracle Corp.	2.500%	5/15/22	22,416	22,947	0.2%
Oracle Corp.	2.400%–3.625%	10/15/22–7/15/26	90,681	93,733	0.8%
1 Technology—Other †				519,612	4.7%
Transportation
2 BNSF Funding Trust I	6.613%	12/15/55	1,890	2,178	0.0%
Burlington Northern
Santa Fe LLC	3.000%–7.000%	9/15/21–12/15/25	43,143	47,299	0.4%
Transportation—Other †				185,249	1.7%
				6,941,090	62.3%
Utilities
Electric
Berkshire Hathaway
Energy Co.	3.500%–3.750%	11/15/23–2/1/25	7,000	7,597	0.1%
MidAmerican Energy Co.	3.500%	10/15/24	4,948	5,400	0.1%
PacifiCorp	2.950%–3.600%	2/1/22–7/1/25	11,362	12,176	0.1%
1 Sierra Pacific Power Co.	2.600%–3.375%	8/15/23–5/1/26	5,150	5,266	0.0%
1 Electric—Other †				523,463	4.7%
Natural Gas †				40,208	0.4%
Other Utility †				4,822	0.0%
				598,932	5.4%
Total Corporate Bonds (Cost $10,556,599)				11,004,130	98.8%
Taxable Municipal Bonds (Cost $1,489) †				1,554	0.0%

			Shares
Temporary Cash Investment
Money Market Fund
3 Vanguard Market Liquidity Fund
(Cost $72,919)	0.612%		729,135	72,921	0.7%
Total Investments (Cost $10,631,007)				11,078,605	99.5%

Intermediate-Term Corporate Bond Index Fund

		Percentage
	Amount	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets
Investment in Vanguard	837
Receivables for Investment Securities Sold	103,384
Receivables for Accrued Income	103,147
Receivables for Capital Shares Issued	955
Other Assets[4]	10,024
Total Other Assets	218,347	2.0%
Liabilities
Payables for Investment Securities Purchased	(157,667)
Payables for Capital Shares Redeemed	(514)
Payables for Distributions	(708)
Payables to Vanguard	(1,824)
Other Liabilities	(974)
Total Liabilities	(161,687)	(1.5%)
Net Assets	11,135,265	100.0%

Intermediate-Term Corporate Bond Index Fund

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	10,694,753
Undistributed Net Investment Income	26,560
Accumulated Net Realized Losses	(33,668)
Unrealized Appreciation (Depreciation)
Investment Securities	447,598
Futures Contracts	22
Net Assets	11,135,265

ETF Shares—Net Assets
Applicable to 112,309,890 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	10,048,297
Net Asset Value Per Share—ETF Shares	$89.47

Admiral Shares—Net Assets
Applicable to 29,070,277 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	699,979
Net Asset Value Per Share—Admiral Shares	$24.08

Institutional Shares—Net Assets
Applicable to 13,006,006 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	386,989
Net Asset Value Per Share—Institutional Shares	$29.75

• See Note A in Notes to Financial Statements.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2016, the aggregate value of these securities was $299,784,000, representing 2.7% of net assets.

2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 Cash of $700,000 has been segregated as initial margin for open futures contracts.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Interest[1]	284,014
Total Income	284,014
Expenses
The Vanguard Group—Note B
Investment Advisory Services	223
Management and Administrative—ETF Shares	4,075
Management and Administrative—Admiral Shares	281
Management and Administrative—Institutional Shares	155
Marketing and Distribution—ETF Shares	565
Marketing and Distribution—Admiral Shares	58
Marketing and Distribution—Institutional Shares	10
Custodian Fees	82
Auditing Fees	48
Shareholders’ Reports—ETF Shares	165
Shareholders’ Reports—Admiral Shares	8
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	4
Total Expenses	5,674
Net Investment Income	278,340
Realized Net Gain (Loss)
Investment Securities Sold[1]	(10,841)
Futures Contracts	(2,949)
Realized Net Gain (Loss)	(13,790)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	535,188
Futures Contracts	23
Change in Unrealized Appreciation (Depreciation)	535,211
Net Increase (Decrease) in Net Assets Resulting from Operations	799,761

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $179,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	278,340	179,856
Realized Net Gain (Loss)	(13,790)	10,536
Change in Unrealized Appreciation (Depreciation)	535,211	(187,849)
Net Increase (Decrease) in Net Assets Resulting from Operations	799,761	2,543
Distributions
Net Investment Income
ETF Shares	(237,627)	(153,363)
Admiral Shares	(17,675)	(11,087)
Institutional Shares	(11,793)	(10,537)
Realized Capital Gain[1]
ETF Shares	—	(6,812)
Admiral Shares	—	(446)
Institutional Shares	—	(461)
Total Distributions	(267,095)	(182,706)
Capital Share Transactions
ETF Shares	4,175,449	1,541,965
Admiral Shares	245,617	195,685
Institutional Shares	27,275	41,479
Net Increase (Decrease) from Capital Share Transactions	4,448,341	1,779,129
Total Increase (Decrease)	4,981,007	1,598,966
Net Assets
Beginning of Period	6,154,258	4,555,292
End of Period[2]	11,135,265	6,154,258

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $0 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $26,560,000 and $15,315,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$84.39	$86.98	$82.31	$86.78	$81.49
Investment Operations
Net Investment Income	2.831	2.767	2.724	2.715	2.966
Net Realized and Unrealized Gain (Loss)
on Investments[1]	5.083	(2.473)	5.024	(4.042)	5.350
Total from Investment Operations	7.914	.294	7.748	(1.327)	8.316
Distributions
Dividends from Net Investment Income	(2.834)	(2.754)	(2.496)	(2.713)	(2.963)
Distributions from Realized Capital Gains	—	(.130)	(.582)	(. 430)	(.063)
Total Distributions	(2.834)	(2.884)	(3.078)	(3.143)	(3.026)
Net Asset Value, End of Period	$89.47	$84.39	$86.98	$82.31	$86.78

Total Return	9.58%	0.32%	9.60%	-1.64%	10.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,048	$5,393	$4,010	$3,161	$2,751
Ratio of Total Expenses to Average Net Assets	0.07%	0.10%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.34%	3.25%	3.25%	3.16%	3.62%
Portfolio Turnover Rate [2]	71%	56%	65%	73%	69%

1 Includes increases from purchase fees of $.01, $.02, $.02, $.00, and $.03.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$22.71	$23.40	$22.20	$23.40	$21.98
Investment Operations
Net Investment Income	.764	.745	.736	.732	. 800
Net Realized and Unrealized Gain (Loss)
on Investments[1]	1.371	(.654)	1.355	(1.085)	1.437
Total from Investment Operations	2.135	.091	2.091	(.353)	2.237
Distributions
Dividends from Net Investment Income	(.765)	(.746)	(.734)	(.731)	(.800)
Distributions from Realized Capital Gains	—	(.035)	(.157)	(.116)	(. 017)
Total Distributions	(.765)	(.781)	(.891)	(. 847)	(.817)
Net Asset Value, End of Period	$24.08	$22.71	$23.40	$22.20	$23.40

Total Return[2]	9.57%	0.37%	9.60%	-1.62%	10.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$700	$423	$239	$55	$51
Ratio of Total Expenses to Average Net Assets	0.07%	0.10%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.34%	3.25%	3.25%	3.16%	3.62%
Portfolio Turnover Rate [3]	71%	56%	65%	73%	69%

Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal Class.

1 Includes increases from purchase fees of $.00, $.00, $.01, $.00, and $.01.

2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$28.06	$28.92	$27.44	$28.93	$27.17
Investment Operations
Net Investment Income	. 949.931		.919	.913	.999
Net Realized and Unrealized Gain (Loss)
on Investments[1]	1.690	(.816)	1.671	(1.347)	1.780
Total from Investment Operations	2.639	.115	2.590	(.434)	2.779
Distributions
Dividends from Net Investment Income	(.949)	(. 932)	(. 916)	(. 913)	(. 998)
Distributions from Realized Capital Gains	—	(.043)	(.194)	(.143)	(.021)
Total Distributions	(.949)	(. 975)	(1.110)	(1.056)	(1.019)
Net Asset Value, End of Period	$29.75	$28.06	$28.92	$27.44	$28.93

Total Return[2]	9.58%	0.37%	9.62%	-1.61%	10.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$387	$338	$307	$164	$185
Ratio of Total Expenses to Average Net Assets	0.05%	0.07%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	3.36%	3.28%	3.28%	3.19%	3.65%
Portfolio Turnover Rate [3]	71%	56%	65%	73%	69%

1 Includes increases from purchase fees of $.00, $.01, $.01, $.00, and $.01.

2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2016, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Intermediate-Term Corporate Bond Index Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $837,000, representing 0.01% of the fund’s net assets and 0.33% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Intermediate-Term Corporate Bond Index Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Corporate Bonds	—	11,004,130	—
Taxable Municipal Bonds	—	1,554	—
Temporary Cash Investments	72,921	—	—
Futures Contracts—Assets[1]	35	—	—
Futures Contracts—Liabilities[1]	(15)	—	—
Total	72,941	11,005,684	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Ultra 10-Year U.S. Treasury Note	December 2016	198	28,586	3
10-Year U.S. Treasury Note	December 2016	(147)	(19,245)	19
				22

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2016, the fund realized $11,247,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

Intermediate-Term Corporate Bond Index Fund

For tax purposes, at August 31, 2016, the fund had $28,921,000 of ordinary income available for distribution. The fund had available capital losses totaling $28,978,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2016, the cost of investment securities for tax purposes was $10,635,629,000. Net unrealized appreciation of investment securities for tax purposes was $442,976,000, consisting of unrealized gains of $446,861,000 on securities that had risen in value since their purchase and $3,885,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2016, the fund purchased $7,597,009,000 of investment securities and sold $3,187,466,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,977,864,000 and $2,978,670,000, respectively. Total purchases and sales include $3,816,147,000 and $297,600,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2016, such purchases and sales were $976,198,000 and $2,154,789,000 respectively; these amounts are included in the purchases and sales of investment securities noted above.

G. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued[1]	4,483,789	52,004	2,179,326	25,206
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(308,340)	(3,600)	(637,361)	(7,400)
Net Increase (Decrease)—ETF Shares	4,175,449	48,404	1,541,965	17,806
Admiral Shares
Issued[1]	366,221	15,690	301,432	12,952
Issued in Lieu of Cash Distributions	15,255	654	10,270	442
Redeemed	(135,859)	(5,881)	(116,017)	(4,991)
Net Increase (Decrease)—Admiral Shares	245,617	10,463	195,685	8,403
Institutional Shares
Issued[1]	30,428	1,053	185,789	6,461
Issued in Lieu of Cash Distributions	6,542	227	8,213	286
Redeemed	(9,695)	(336)	(152,523)	(5,289)
Net Increase (Decrease)—Institutional Shares	27,275	944	41,479	1,458

1 Includes purchase fees for fiscal 2016 and 2015 of $1,011,000 and $1,119,000, respectively (fund totals).

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

Long-Term Corporate Bond Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics

	ETF	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VCLT	VLTCX	VLCIX
Expense Ratio[1]	0.10%	0.10%	0.07%
30-Day SEC Yield	3.99%	3.99%	4.00%

Financial Attributes

		Barclays
		10+ Year
		Corporate	Barclays
		Bond	Aggregate
	Fund	Index	FA Index
Number of Bonds	1,732	1,815	9,864
Yield to Maturity
(before expenses)	4.0%	4.0%	1.9%
Average Coupon	5.3%	5.3%	3.1%
Average Duration	14.3 years	14.3 years	5.8 years
Average Effective
Maturity	23.9 years	23.7 years	8.0 years
Short-Term
Reserves	0.5%	—	—

Sector Diversification (% of portfolio)
Finance			17.6%
Industrial			69.1
Treasury/Agency			0.1
Utilities			13.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures

	Barclays
	10+ Year	Barclays
	Corporate	Aggregate
	Bond Index	FA Index
R-Squared	0.98	0.75
Beta	1.03	2.48

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
5 - 10 Years	1.0%
10 - 20 Years	26.0
20 - 30 Years	69.5
Over 30 Years	3.5

Distribution by Credit Quality (% of portfolio)
Aaa	2.7
Aa	9.3
A	40.0
Baa	48.0

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares.

Long-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2016
Initial Investment of $10,000

For a benchmark description, see the Glossary.

Corporate Debt Funds BBB-Rated Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 1.00% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

See Financial Highlights for dividend and capital gains information.

96

			Average Annual Total Returns
		Periods Ended August 31, 2016

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(11/19/2009)	Investment

	Long-Term Corporate Bond Index
	Fund ETF Shares Net Asset Value	18.21%	8.32%	8.87%	$17,797
	Long-Term Corporate Bond Index
	Fund ETF Shares Market Price	18.29	8.05	8.86	17,779
	Barclays U.S. 10+ Year Corporate
••••••••	Bond Index	17.71	8.08	8.83	17,753

– – – –	Corporate Debt Funds BBB-Rated
	Average	8.70	5.06	6.17	15,007
	Spliced Barclays U.S. Aggregate Float
	Adjusted Index	6.15	3.28	4.11	13,145

Long-Term Corporate Bond Index Fund

		Average Annual Total Returns
	Periods Ended August 31, 2016
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(1/19/2010)	Investment
Long-Term Corporate Bond Index Fund
Admiral Shares	17.03%	8.11%	8.78%	$17,446
Barclays U.S. 10+ Year Corporate Bond Index	17.71	8.08	8.92	17,600
Barclays U.S. Aggregate Float Adjusted Index	6.15	3.28	4.19	13,122

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

			Since	Final Value
	One	Five	Inception	of a $5,000,000
	Year	Years	(11/19/2009)	Investment
Long-Term Corporate Bond Index Fund
Institutional Shares	17.04%	8.14%	8.75%	$8,833,518
Barclays U.S. 10+ Year Corporate Bond
Index	17.71	8.08	8.83	8,876,547
Spliced Barclays U.S. Aggregate Float
Adjusted Index	6.15	3.28	4.11	6,572,522

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2016

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Long-Term Corporate Bond Index Fund ETF Shares
Market Price	18.29%	47.30%	77.79%
Long-Term Corporate Bond Index Fund ETF Shares
Net Asset Value	18.21	49.14	77.97
Barclays U.S. 10+ Year Corporate Bond Index	17.71	47.47	77.53

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 1.00% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

Long-Term Corporate Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2016

		Barclays
		10+ Year
		Corporate
	ETF Shares Net Asset Value	Bond Index
Fiscal Year	Total Returns	Total Returns
2010	14.54%	14.46%
2011	4.19	5.18
2012	19.40	18.33
2013	-6.55	-6.09
2014	17.35	16.80
2015	-3.64	-3.48
2016	18.21	17.71

Average Annual Total Returns: Periods Ended June 30, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		15.94%	8.63%			8.67%
Net Asset Value		14.16	8.68			8.54
Admiral Shares	1/19/2010	14.17	8.69	5.03%	3.57%	8.60
Fee-Adjusted Returns		13.03	8.47			8.43
Institutional Shares	11/19/2009	14.20	8.72	5.06	3.53	8.59
Fee-Adjusted Returns		13.06	8.50			8.42

Vanguard fund returns are adjusted to reflect the 1.00% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

Long-Term Corporate Bond Index Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of August 31, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
1U.S. Government Securities (Cost $969) †					968	0.0%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	5.000%	1/21/44	3,230	3,873	0.2%
	Bank of America Corp.	4.250%–7.750%	9/15/26–4/21/45	12,536	15,375	0.8%
	Bank of America NA	6.000%	10/15/36	975	1,266	0.1%
	Bank One Capital III	8.750%	9/1/30	845	1,217	0.1%
	Bank One Corp.	7.625%–8.000%	10/15/26–4/29/27	1,045	1,405	0.1%
	Citigroup Inc.	4.450%	9/29/27	3,900	4,110	0.2%
	Citigroup Inc.	4.125%–8.125%	6/10/25–5/18/46	15,949	19,558	1.0%
	Goldman Sachs Capital I	6.345%	2/15/34	1,530	1,865	0.1%
	Goldman Sachs Group Inc.	6.750%	10/1/37	5,892	7,560	0.4%
	Goldman Sachs Group Inc.	6.250%	2/1/41	3,805	5,023	0.2%
	Goldman Sachs Group Inc.	6.125%	2/15/33	3,469	4,384	0.2%
	Goldman Sachs Group Inc.	4.750%–6.450%	1/15/27–10/21/45	10,590	12,143	0.6%
	HSBC Holdings plc	6.500%	9/15/37	3,490	4,515	0.2%
	JPMorgan Chase & Co.	6.400%	5/15/38	2,920	4,077	0.2%
	JPMorgan Chase & Co.	2.950%–5.625%	10/1/26–6/1/45	17,943	20,997	1.0%
	Morgan Stanley	6.375%	7/24/42	2,911	3,995	0.2%
	Wachovia Bank NA	5.850%	2/1/37	1,095	1,399	0.1%
	Wachovia Corp.	5.500%–7.500%	4/15/35–10/15/35	1,079	1,381	0.1%
	Wells Fargo & Co.	5.606%	1/15/44	3,067	3,827	0.2%
	Wells Fargo & Co.	3.900%–5.375%	7/22/27–6/14/46	16,772	18,634	0.9%
	Wells Fargo Bank NA	5.950%–6.600%	8/26/36–1/15/38	2,700	3,635	0.2%
2	Wells Fargo Capital X	5.950%	12/1/86	1,150	1,265	0.1%
3	Banking—Other †				44,783	2.3%
	Brokerage †				5,901	0.3%
	Finance Companies
	GE Capital International Funding Co. 4.418%		11/15/35	13,857	15,861	0.8%
	Finance Companies—Other †				620	0.0%

Long-Term Corporate Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Insurance
Berkshire Hathaway Finance
Corp.	4.300%–5.750%	1/15/40–5/15/43	2,679	3,325	0.1%
Berkshire Hathaway Inc.	4.500%	2/11/43	1,330	1,574	0.1%
Insurance—Other †				113,988	5.8%
3 Real Estate Investment Trusts †				13,645	0.7%
				341,201	17.3%
Industrial
Basic Industry
Lubrizol Corp.	6.500%	10/1/34	315	429	0.0%
3 Basic Industry—Other †				88,778	4.5%
Capital Goods
General Electric Capital
Corp.	5.875%	1/14/38	3,934	5,362	0.3%
General Electric Capital
Corp.	6.750%	3/15/32	3,286	4,701	0.2%
General Electric Capital
Corp.	6.150%–6.875%	8/7/37–1/10/39	3,995	5,877	0.3%
General Electric Co.	4.125%–4.500%	10/9/42–3/11/44	5,455	6,316	0.3%
Precision Castparts Corp.	3.900%–4.375%	6/15/35–6/15/45	1,400	1,619	0.1%
United Technologies Corp.	4.500%	6/1/42	4,030	4,777	0.3%
3 Capital Goods—Other †				71,173	3.6%
Communication
Ameritech Capital Funding Corp.	6.550%	1/15/28	385	446	0.0%
AT&T Corp.	8.250%	11/15/31	880	1,291	0.1%
AT&T Inc.	4.750%	5/15/46	4,731	5,052	0.3%
AT&T Inc.	5.350%	9/1/40	4,014	4,594	0.2%
AT&T Inc.	4.500%	5/15/35	3,955	4,186	0.2%
AT&T Inc.	4.350%	6/15/45	3,926	3,925	0.2%
AT&T Inc.	4.300%–6.550%	9/15/34–6/15/44	19,660	23,335	1.2%
AT&T Mobility LLC	7.125%	12/15/31	422	570	0.0%
Bellsouth Capital Funding
Corp.	7.120%–7.875%	2/15/30–7/15/97	798	1,095	0.1%
BellSouth LLC	6.000%–6.875%	10/15/31–11/15/34	1,268	1,501	0.1%
BellSouth
Telecommunications LLC	6.375%	6/1/28	422	509	0.0%
British Telecommunications plc	9.375%	12/15/30	3,052	4,983	0.3%
3 Charter Communications
Operating LLC / Charter
Communications Operating
Capital	6.484%	10/23/45	4,675	5,749	0.3%
3 Charter Communications
Operating LLC / Charter
Communications Operating
Capital	6.384%–6.834%	10/23/35–10/23/55	2,625	3,171	0.1%
Comcast Corp.	3.200%–7.050%	1/15/33–7/15/46	25,378	31,226	1.6%
Deutsche Telekom
International Finance BV	8.750%	6/15/30	3,764	5,880	0.3%
GTE Corp.	6.940%	4/15/28	810	1,060	0.1%
Historic TW Inc.	6.625%	5/15/29	1,110	1,462	0.1%
NBCUniversal Media LLC	4.450%–6.400%	4/30/40–1/15/43	4,070	5,422	0.3%
New Cingular Wireless
Services Inc.	8.750%	3/1/31	970	1,497	0.1%
Orange SA	9.000%	3/1/31	3,070	4,923	0.2%

Long-Term Corporate Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
TCI Communications Inc.	7.125%	2/15/28	545	771	0.0%
Time Warner Cable Inc.	4.500%–7.300%	5/1/37–9/15/42	10,106	11,725	0.6%
Time Warner Cos. Inc.	6.950%	1/15/28	688	903	0.0%
Time Warner Entertainment
Co. LP	8.375%	7/15/33	1,150	1,564	0.1%
Time Warner Inc.	4.650%–7.700%	4/15/31–7/15/45	13,609	17,632	0.9%
Verizon Communications Inc.	5.012%	8/21/54	6,324	6,996	0.4%
Verizon Communications Inc.	4.862%	8/21/46	6,198	6,858	0.3%
Verizon Communications Inc.	6.550%	9/15/43	4,820	6,532	0.3%
Verizon Communications Inc.	4.672%	3/15/55	6,119	6,402	0.3%
Verizon Communications Inc.	4.522%	9/15/48	4,570	4,818	0.2%
Verizon Communications Inc.	4.400%	11/1/34	3,720	3,940	0.2%
Verizon Communications
Inc.	3.850%–7.750%	12/1/30–8/15/46	21,132	24,810	1.3%
Communication—Other †				74,490	3.8%
Consumer Cyclical
CVS Health Corp.	5.125%	7/20/45	5,650	7,046	0.4%
Home Depot Inc.	5.875%	12/16/36	3,455	4,762	0.3%
Visa Inc.	4.300%	12/14/45	3,825	4,542	0.2%
Wal-Mart Stores Inc.	6.500%	8/15/37	4,025	5,968	0.3%
Wal-Mart Stores Inc.	4.000%–7.550%	4/5/27–4/22/44	17,714	23,759	1.2%
Consumer Cyclical—Other †				86,993	4.4%
Consumer Noncyclical
3 Amgen Inc.	4.663%	6/15/51	4,101	4,406	0.2%
Amgen Inc.	5.150%	11/15/41	3,650	4,241	0.2%
Anheuser-Busch Cos. LLC	5.750%–6.800%	8/20/32–5/1/42	1,815	2,466	0.1%
Anheuser-Busch InBev
Finance Inc.	4.900%	2/1/46	14,392	17,350	0.9%
Anheuser-Busch InBev
Finance Inc.	4.700%	2/1/36	7,169	8,295	0.4%
Anheuser-Busch InBev
Finance Inc.	4.000%–4.625%	1/17/43–2/1/44	2,490	2,769	0.2%
Anheuser-Busch InBev
Worldwide Inc.	3.750%–8.200%	1/15/39–7/15/42	4,134	5,919	0.3%
AstraZeneca plc	6.450%	9/15/37	2,837	3,988	0.2%
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	3,060	4,469	0.2%
Medtronic Inc.	4.625%	3/15/45	5,555	6,630	0.4%
Medtronic Inc.	4.375%	3/15/35	3,340	3,824	0.2%
Teva Pharmaceutical Finance
Netherlands III BV	3.150%	10/1/26	4,000	4,034	0.2%
3 Consumer Noncyclical—Other †				265,394	13.5%
Energy
ConocoPhillips	6.500%	2/1/39	3,330	4,376	0.2%
El Paso Natural Gas Co. LLC	8.375%	6/15/32	297	365	0.0%
Exxon Mobil Corp.	4.114%	3/1/46	3,750	4,299	0.2%
Kinder Morgan Energy
Partners LP	4.700%–7.750%	3/15/31–9/1/44	10,921	11,521	0.6%
Kinder Morgan Inc.	5.300%–7.750%	1/15/32–6/1/45	5,090	5,383	0.3%
Shell International Finance BV	4.375%	5/11/45	3,587	3,957	0.2%
Shell International Finance BV	6.375%	12/15/38	2,803	3,833	0.2%
Southern Natural Gas Co. LLC	8.000%	3/1/32	320	409	0.0%
Tennessee Gas Pipeline
Co. LLC	7.000%–7.625%	3/15/27–4/1/37	2,010	2,396	0.1%
Energy—Other †				162,415	8.3%

Long-Term Corporate Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Other Industrial †				10,651	0.5%
Technology
Apple Inc.	4.650%	2/23/46	5,500	6,449	0.3%
Apple Inc.	3.850%	5/4/43	4,500	4,667	0.3%
Apple Inc.	3.450%–4.500%	2/23/36–8/4/46	9,007	9,837	0.5%
Cisco Systems Inc.	5.500%	1/15/40	3,075	4,056	0.2%
Microsoft Corp.	3.700%	8/8/46	5,450	5,660	0.3%
Microsoft Corp.	3.450%–5.300%	2/12/35–8/8/56	24,144	26,249	1.3%
Oracle Corp.	5.375%	7/15/40	3,301	4,129	0.2%
Oracle Corp.	3.250%–6.500%	5/15/30–5/15/55	16,876	19,204	1.0%
3 Technology—Other †				41,458	2.1%
Transportation
Burlington Northern
Santa Fe LLC	3.900%–7.950%	8/15/30–8/1/46	12,856	15,733	0.8%
3 Transportation—Other †				57,172	2.9%
				1,339,424	68.1%
Utilities
Electric
Berkshire Hathaway
Energy Co.	4.500%–8.480%	9/15/28–2/1/45	6,134	8,069	0.4%
Duke Energy Carolinas LLC	3.750%–6.450%	12/1/28–3/15/46	6,321	7,817	0.4%
Duke Energy Corp.	2.650%–4.800%	9/1/26–9/1/46	3,975	4,105	0.2%
2 Duke Energy Florida LLC	2.538%–6.400%	9/1/29–11/15/42	3,566	4,464	0.2%
Duke Energy Indiana LLC	3.750%–6.450%	10/15/35–5/15/46	2,883	3,680	0.2%
Duke Energy Ohio Inc.	3.700%	6/15/46	530	559	0.0%
Duke Energy Progress LLC	4.100%–6.300%	4/1/38–8/15/45	3,963	4,553	0.2%
MidAmerican Energy Co.	4.250%–6.750%	12/30/31–5/1/46	2,910	3,735	0.2%
MidAmerican Funding LLC	6.927%	3/1/29	200	282	0.0%
Nevada Power Co.	5.375%–6.750%	4/1/36–5/15/41	1,846	2,528	0.1%
Pacific Gas & Electric Co.	6.050%	3/1/34	3,475	4,697	0.3%
PacifiCorp	4.100%–7.700%	11/15/31–2/1/42	4,315	5,927	0.3%
Progress Energy Inc.	6.000%–7.750%	3/1/31–12/1/39	2,012	2,736	0.2%
Sierra Pacific Power Co.	6.750%	7/1/37	355	512	0.0%
3 Electric—Other †				182,577	9.3%
Natural Gas †				15,328	0.8%
Other Utility †				3,600	0.2%
				255,169	13.0%
Total Corporate Bonds (Cost $1,794,510)				1,935,794	98.4%
Taxable Municipal Bonds (Cost $3,648) †				4,166	0.2%

			Shares
Temporary Cash Investment
Money Market Fund
4 Vanguard Market Liquidity Fund
(Cost $9,174)	0.612%		91,734	9,174	0.5%
Total Investments (Cost $1,808,301)				1,950,102	99.1%

Long-Term Corporate Bond Index Fund

		Percentage
	Amount	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets
Investment in Vanguard	150
Receivables for Investment Securities Sold	7,058
Receivables for Accrued Income	23,834
Receivables for Capital Shares Issued	189
Other Assets[1]	219
Total Other Assets	31,450	1.6%
Liabilities
Payables for Investment Securities Purchased	(12,726)
Payables for Capital Shares Redeemed	(26)
Payables for Distributions	(80)
Payables to Vanguard	(468)
Other Liabilities	(255)
Total Liabilities	(13,555)	(0.7%)
Net Assets	1,967,997	100.0%

Long-Term Corporate Bond Index Fund

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,853,325
Undistributed Net Investment Income	5,018
Accumulated Net Realized Losses	(32,152)
Unrealized Appreciation (Depreciation)
Investment Securities	141,801
Futures Contracts	5
Net Assets	1,967,997

ETF Shares—Net Assets
Applicable to 15,501,675 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,493,922
Net Asset Value Per Share—ETF Shares	$96.37

Admiral Shares—Net Assets
Applicable to 3,490,252 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	90,030
Net Asset Value Per Share—Admiral Shares	$25.79

Institutional Shares—Net Assets
Applicable to 11,994,674 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	384,045
Net Asset Value Per Share—Institutional Shares	$32.02

• See Note A in Notes to Financial Statements.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1 Securities with a value of $99,000 and cash of $179,000 have been segregated as initial margin for open futures contracts.

2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2016, the aggregate value of these securities was $32,271,000, representing 1.6% of net assets.

4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Interest[1]	70,118
Total Income	70,118
Expenses
The Vanguard Group—Note B
Investment Advisory Services	41
Management and Administrative—ETF Shares	604
Management and Administrative—Admiral Shares	42
Management and Administrative—Institutional Shares	130
Marketing and Distribution—ETF Shares	94
Marketing and Distribution—Admiral Shares	8
Marketing and Distribution—Institutional Shares	8
Custodian Fees	31
Auditing Fees	48
Shareholders’ Reports—ETF Shares	8
Shareholders’ Reports—Admiral Shares	1
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	1,016
Net Investment Income	69,102
Realized Net Gain (Loss)
Investment Securities Sold[1]	(17,646)
Futures Contracts	(824)
Realized Net Gain (Loss)	(18,470)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	215,448
Futures Contracts	5
Change in Unrealized Appreciation (Depreciation)	215,453
Net Increase (Decrease) in Net Assets Resulting from Operations	266,085

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $29,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	69,102	61,873
Realized Net Gain (Loss)	(18,470)	373
Change in Unrealized Appreciation (Depreciation)	215,453	(126,994)
Net Increase (Decrease) in Net Assets Resulting from Operations	266,085	(64,748)
Distributions
Net Investment Income
ETF Shares	(50,023)	(45,939)
Admiral Shares	(3,526)	(2,507)
Institutional Shares	(14,304)	(12,835)
Realized Capital Gain
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(67,853)	(61,281)
Capital Share Transactions
ETF Shares	375,872	190,279
Admiral Shares	12,353	28,156
Institutional Shares	46,986	70,617
Net Increase (Decrease) from Capital Share Transactions	435,211	289,052
Total Increase (Decrease)	633,443	163,023
Net Assets
Beginning of Period	1,334,554	1,171,531
End of Period[1]	1,967,997	1,334,554

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,018,000 and $3,769,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding				Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$85.25	$92.38	$82.11	$92.15	$80.80
Investment Operations
Net Investment Income	3.905	3.910	3.964	4.018	3.980
Net Realized and Unrealized Gain (Loss)
on Investments[1]	11.127	(7.127)	9.937	(9.816)	11.351
Total from Investment Operations	15.032	(3.217)	13.901	(5.798)	15.331
Distributions
Dividends from Net Investment Income	(3.912)	(3.913)	(3.631)	(4.018)	(3.981)
Distributions from Realized Capital Gains	—	—	—	(.224)	—
Total Distributions	(3.912)	(3.913)	(3.631)	(4.242)	(3.981)
Net Asset Value, End of Period	$96.37	$85.25	$92.38	$82.11	$92.15

Total Return	18.21%	-3.64%	17.35%	-6.55%	19.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,494	$972	$878	$624	$1,032
Ratio of Total Expenses to Average Net Assets	0.07%	0.10%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	4.46%	4.37%	4.63%	4.47%	4.73%
Portfolio Turnover Rate[2]	59%	64%	54%	57%	71%

1 Includes increases from purchase fees of $.03, $.11, $.05, $.07, and $.02.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$22.80	$24.71	$22.04	$24.74	$21.69
Investment Operations
Net Investment Income	1.047	1.048	1.066	1.078	1.068
Net Realized and Unrealized Gain (Loss)
on Investments[1]	2.991	(1.911)	2.669	(2.640)	3.051
Total from Investment Operations	4.038	(. 863)	3.735	(1.562)	4.119
Distributions
Dividends from Net Investment Income	(1.048)	(1.047)	(1.065)	(1.078)	(1.069)
Distributions from Realized Capital Gains	—	—	—	(.060)	—
Total Distributions	(1.048)	(1.047)	(1.065)	(1.138)	(1.069)
Net Asset Value, End of Period	$25.79	$22.80	$24.71	$22.04	$24.74

Total Return[2]	18.21%	-3.66%	17.37%	-6.57%	19.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$90	$67	$44	$18	$15
Ratio of Total Expenses to Average Net Assets	0.07%	0.10%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	4.46%	4.37%	4.63%	4.47%	4.73%
Portfolio Turnover Rate [3]	59%	64%	54%	57%	71%

Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal class.

1 Includes increases from purchase fees of $.01, $.02, $.01, $.01, and $.01.

2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$28.31	$30.68	$27.37	$30.71	$26.93
Investment Operations
Net Investment Income	1.306	1.310	1.331	1.347	1.337
Net Realized and Unrealized Gain (Loss)
on Investments[1]	3.710	(2.370)	3.308	(3.265)	3.780
Total from Investment Operations	5.016	(1.060)	4.639	(1.918)	5.117
Distributions
Dividends from Net Investment Income	(1.306)	(1.310)	(1.329)	(1.347)	(1.337)
Distributions from Realized Capital Gains	—	—	—	(.075)	—
Total Distributions	(1.306)	(1.310)	(1.329)	(1.422)	(1.337)
Net Asset Value, End of Period	$32.02	$28.31	$30.68	$27.37	$30.71

Total Return[2]	18.22%	-3.62%	17.38%	-6.50%	19.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$384	$296	$250	$206	$164
Ratio of Total Expenses to Average Net Assets	0.05%	0.07%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to
Average Net Assets	4.48%	4.40%	4.66%	4.50%	4.76%
Portfolio Turnover Rate [3]	59%	64%	54%	57%	71%

1 Includes increases from purchase fees of $.01, $.03, $.02, $.01, and $.00.

2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Long-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2016, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Long-Term Corporate Bond Index Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $150,000, representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Long-Term Corporate Bond Index Fund

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	968	—
Corporate Bonds	—	1,935,544	250
Taxable Municipal Bonds	—	4,166	—
Temporary Cash Investments	9,174	—	—
Futures Contracts—Assets[1]	39	—	—
Futures Contracts—Liabilities[1]	(58)	—	—
Total	9,155	1,940,678	250
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Ultra 10-Year U.S. Treasury Note	December 2016	40	5,775	—
Ultra Long U. S. Treasury Bond	December 2016	(13)	(2,437)	5
				5

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2016, the fund realized $5,979,000 of net capital losses resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such losses are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

Long-Term Corporate Bond Index Fund

For tax purposes, at August 31, 2016, the fund had $5,536,000 of ordinary income available for distribution. The fund had available capital losses totaling $30,958,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2016, the cost of investment securities for tax purposes was $1,809,490,000. Net unrealized appreciation of investment securities for tax purposes was $140,612,000, consisting of unrealized gains of $144,452,000 on securities that had risen in value since their purchase and $3,840,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2016, the fund purchased $1,174,348,000 of investment securities and sold $743,882,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $366,068,000 and $367,281,000, respectively. Total purchases and sales include $552,228,000 and $207,834,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2016, such purchases and sales were $206,500,000 and $394,190,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

G. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued[1]	587,866	6,602	754,420	8,200
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(211,994)	(2,500)	(564,141)	(6,300)
Net Increase (Decrease)—ETF Shares	375,872	4,102	190,279	1,900
Admiral Shares
Issued[1]	49,620	2,062	46,136	1,883
Issued in Lieu of Cash Distributions	2,788	117	2,027	84
Redeemed	(40,055)	(1,605)	(20,007)	(830)
Net Increase (Decrease)—Admiral Shares	12,353	574	28,156	1,137
Institutional Shares
Issued[1]	43,967	1,424	117,548	3,887
Issued in Lieu of Cash Distributions	14,304	485	12,835	427
Redeemed	(11,285)	(380)	(59,766)	(1,996)
Net Increase (Decrease)—Institutional Shares	46,986	1,529	70,617	2,318
1 Includes purchase fees for fiscal 2016 and 2015 of $724,000 and $1,672,000, respectively (fund totals).

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

Mortgage-Backed Securities Index Fund

Fund Profile
As of August 31, 2016

Share-Class Characteristics

	ETF	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VMBS	VMBSX	VMBIX
Expense Ratio[1]	0.10%	0.10%	0.07%
30-Day SEC Yield	1.80%	1.81%	1.80%

Financial Attributes

		Barclays
		MBS	Barclays
		Float Adj	Aggregate
	Fund	Index	FA Index
Number of Bonds	538[2]	341	9,864
Yield to Maturity
(before expenses)	2.4%	2.0%	1.9%
Average Coupon	3.7%	3.7%	3.1%
Average Duration	2.9 years	2.4 years	5.8 years
Average Effective
Maturity	5.8 years	4.7 years	8.0 years
Short-Term
Reserves	17.8%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed			100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures

	Barclays
	MBS	Barclays
	Float Adj	Aggregate
	Index	FA Index
R-Squared	0.99	0.68
Beta	1.08	0.59

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
1 - 3 Years	1.8%
3 - 5 Years	71.1
5 - 10 Years	27.1

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Coupon (% of portfolio)
0 - 5.0	95.3%
More Than 5.0 - 5.5	2.6
More Than 5.5 - 6.0	1.7
More Than 6.0 - 6.5	0.4

1 The expense ratios shown are from the prospectus dated December 22, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2016, the expense ratios were 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.05% for Institutional Shares.

2 Issues are mortgage pools grouped by coupon.

Mortgage-Backed Securities Index Fund

Mortgage-Backed Securities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2016
Initial Investment of $10,000

			Average Annual Total Returns
		Periods Ended August 31, 2016

				Since	Final Value
		One	Five	Inception	of a $10,000
		Year	Years	(11/19/2009)	Investment

	Mortgage-Backed Securities Index
	Fund ETF Shares Net Asset Value	3.70%	2.50%	3.24%	$12,415
	Mortgage-Backed Securities Index
	Fund ETF Shares Market Price	3.78	2.50	3.25	12,426
	Barclays U.S. MBS Float Adjusted
••••••••	Index	3.76	2.57	3.27	12,439

– – – –	U.S. Mortgage Funds Average	3.51	2.74	3.63	12,738
	Spliced Barclays U.S. Aggregate Float
	Adjusted Index	6.15	3.28	4.11	13,145

For a benchmark description, see the Glossary.

U.S. Mortgage Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Mortgage-Backed Securities Index Fund

		Average Annual Total Returns
	Periods Ended August 31, 2016

			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(12/3/2009)	Investment
Mortgage-Backed Securities Index Fund
Admiral Shares	3.70%	2.50%	3.23%	$12,387

Barclays U.S. MBS Float Adjusted Index	3.76	2.57	3.28	12,427
Spliced Barclays U.S. Aggregate Float
Adjusted Index	6.15	3.28	4.12	13,129

"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(10/31/2013)	Investment
Mortgage-Backed Securities Index Fund
Institutional Shares	3.72%	3.33%	$5,485,959

Barclays U.S. MBS Float Adjusted Index	3.76	3.33	5,487,105
Barclays U.S. Aggregate Float Adjusted
Index	6.15	4.02	5,590,862

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2016

			Since
	One	Five	Inception
	Year	Years	(11/19/2009)
Mortgage-Backed Securities Index Fund ETF Shares
Market Price	3.78%	13.12%	24.26%
Mortgage-Backed Securities Index Fund ETF Shares
Net Asset Value	3.70	13.12	24.15
Barclays U.S. MBS Float Adjusted Index	3.76	13.54	24.39

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Mortgage-Backed Securities Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2016

		Barclays
		MBS
		Float Adj
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	4.39%	4.23%
2011	5.14	5.11
2012	3.62	3.62
2013	-2.36	-2.03
2014	5.21	5.15
2015	2.49	2.51
2016	3.70	3.76

Average Annual Total Returns: Periods Ended June 30, 2016

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
ETF Shares	11/19/2009
Market Price		4.23%	2.84%			3.30%
Net Asset Value		4.05	2.87			3.28
Admiral Shares	12/3/2009	4.05	2.87	1.67%	1.59%	3.26
Institutional Shares	10/31/2013	4.03	—	1.71	1.72	3.43

Mortgage-Backed Securities Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.3%)
Conventional Mortgage-Backed Securities (98.6%)
[1,2]	Fannie Mae Pool	2.000%	11/1/27–8/1/31	4,718	4,792
[1,2,3] Fannie Mae Pool		2.500%	11/1/26–1/1/43	98,299	101,753
[1,2,3] Fannie Mae Pool		3.000%	11/1/25–10/1/46	321,131	334,998
[1,2,3] Fannie Mae Pool		3.500%	8/1/21–9/1/46	388,942	411,319
[1,2,3] Fannie Mae Pool		4.000%	7/1/18–9/1/46	249,697	268,452
[1,2,3] Fannie Mae Pool		4.500%	2/1/18–9/1/46	122,000	133,565
[1,2,3] Fannie Mae Pool		5.000%	1/1/17–9/1/46	63,247	70,170
1,2,[4] Fannie Mae Pool		5.500%	12/1/16–2/1/42	46,874	52,905
[1,2]	Fannie Mae Pool	6.000%	3/1/18–5/1/41	32,764	37,693
[1,2]	Fannie Mae Pool	6.500%	10/1/21–10/1/39	10,457	12,102
[1,2]	Fannie Mae Pool	7.000%	12/1/22–10/1/37	971	1,138
[1,2]	Fannie Mae Pool	7.500%	11/1/22	8	9
[1,2]	Freddie Mac Gold Pool	2.000%	1/1/28–1/1/29	4,072	4,147
[1,2,3] Freddie Mac Gold Pool		2.500%	4/1/27–2/1/43	72,198	74,846
[1,2,3] Freddie Mac Gold Pool		3.000%	1/1/26–9/1/46	211,979	221,147
[1,2,3] Freddie Mac Gold Pool		3.500%	9/1/25–9/1/46	242,623	256,193
[1,2,3] Freddie Mac Gold Pool		4.000%	7/1/18–9/1/46	150,663	161,808
[1,2,3] Freddie Mac Gold Pool		4.500%	1/1/18–9/1/46	69,542	76,048
[1,2]	Freddie Mac Gold Pool	5.000%	10/1/17–10/1/41	37,639	41,610
[1,2]	Freddie Mac Gold Pool	5.500%	4/1/21–6/1/41	30,941	34,780
[1,2]	Freddie Mac Gold Pool	6.000%	6/1/17–5/1/40	19,444	22,221
[1,2]	Freddie Mac Gold Pool	6.500%	10/1/28–9/1/39	4,757	5,458
[1,2]	Freddie Mac Gold Pool	7.000%	7/1/28–12/1/38	396	460
[1,2]	Freddie Mac Gold Pool	8.000%	11/1/22	1	1
1	Ginnie Mae I Pool	3.000%	1/15/26–9/1/46	21,464	22,540
[1,3]	Ginnie Mae I Pool	3.500%	2/15/26–9/1/46	22,528	23,989
[1,3]	Ginnie Mae I Pool	4.000%	7/15/24–9/1/46	34,254	36,815
[1,3]	Ginnie Mae I Pool	4.500%	9/15/18–9/1/46	36,667	40,557
[1,3]	Ginnie Mae I Pool	5.000%	1/15/18–9/1/46	21,895	24,481
1	Ginnie Mae I Pool	5.500%	10/15/32–2/15/40	10,230	11,587
1	Ginnie Mae I Pool	6.000%	4/15/28–5/15/41	4,482	5,145
1	Ginnie Mae I Pool	6.500%	5/15/24–1/15/39	232	269
1	Ginnie Mae I Pool	7.000%	10/15/27	7	8
1	Ginnie Mae II Pool	2.500%	6/20/27–4/20/46	7,940	8,258
[1,3]	Ginnie Mae II Pool	3.000%	10/20/26–10/1/46	194,407	203,980
[1,3]	Ginnie Mae II Pool	3.500%	12/20/25–10/1/46	343,137	364,696
[1,3]	Ginnie Mae II Pool	4.000%	9/20/25–9/1/46	163,688	175,547

Mortgage-Backed Securities Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[1,3]	Ginnie Mae II Pool	4.500%	4/20/18–10/1/46	77,044	83,411
1	Ginnie Mae II Pool	5.000%	6/20/33–11/20/44	36,167	39,838
1	Ginnie Mae II Pool	5.500%	12/20/33–5/20/45	12,403	13,732
1	Ginnie Mae II Pool	6.000%	3/20/31–9/20/41	6,574	7,449
1	Ginnie Mae II Pool	6.500%	10/20/28–9/20/40	658	761
1	Ginnie Mae II Pool	7.000%	4/20/38–11/20/38	122	147
					3,390,825
Nonconventional Mortgage-Backed Securities (0.7%)
[1,2]	Fannie Mae Pool	2.100%	3/1/43	673	685
[1,2,5] Fannie Mae Pool		2.113%	9/1/37	32	35
[1,2,5] Fannie Mae Pool		2.181%	12/1/41	197	203
[1,2]	Fannie Mae Pool	2.186%	6/1/42–6/1/43	2,376	2,459
[1,2]	Fannie Mae Pool	2.194%	10/1/42	302	309
[1,2]	Fannie Mae Pool	2.209%	9/1/42	877	910
[1,2]	Fannie Mae Pool	2.268%	7/1/43	1,111	1,139
[1,2]	Fannie Mae Pool	2.389%	7/1/42	2,846	2,922
[1,2]	Fannie Mae Pool	2.410%	5/1/42	204	212
[1,2]	Fannie Mae Pool	2.427%	5/1/43	1,246	1,286
[1,2]	Fannie Mae Pool	2.454%	10/1/42	564	578
[1,2,5] Fannie Mae Pool		2.550%	10/1/39	29	31
[1,2,5] Fannie Mae Pool		2.575%	11/1/39	33	35
[1,2,5] Fannie Mae Pool		2.581%	12/1/40	330	348
[1,2,5] Fannie Mae Pool		2.594%	10/1/40	113	119
[1,2,5] Fannie Mae Pool		2.617%	12/1/41	206	219
[1,2,5] Fannie Mae Pool		2.619%	11/1/41	56	59
[1,2,5] Fannie Mae Pool		2.674%	10/1/40	16	17
[1,2,5] Fannie Mae Pool		2.685%	12/1/40	11	11
[1,2,5] Fannie Mae Pool		2.690%	11/1/40–12/1/40	25	27
[1,2,5] Fannie Mae Pool		2.710%	1/1/40	4	4
[1,2]	Fannie Mae Pool	2.730%	1/1/42	339	357
[1,2]	Fannie Mae Pool	2.734%	12/1/43	954	982
[1,2,5] Fannie Mae Pool		2.754%	2/1/41	7	7
[1,2]	Fannie Mae Pool	2.775%	11/1/41	142	152
[1,2]	Fannie Mae Pool	2.783%	3/1/42	387	403
[1,2,5] Fannie Mae Pool		2.808%	5/1/42	61	63
[1,2,5] Fannie Mae Pool		2.833%	3/1/41	271	285
[1,2]	Fannie Mae Pool	2.871%	12/1/40	80	84
[1,2,5] Fannie Mae Pool		2.929%	3/1/42	149	160
[1,2]	Fannie Mae Pool	2.935%	9/1/43	610	636
[1,2,5] Fannie Mae Pool		2.939%	3/1/41	322	343
[1,2,5] Fannie Mae Pool		2.965%	2/1/42	207	221
[1,2,5] Fannie Mae Pool		2.992%	5/1/41	74	78
[1,2,5] Fannie Mae Pool		3.041%	5/1/40	4	4
[1,2]	Fannie Mae Pool	3.121%	2/1/41	70	74
[1,2,5] Fannie Mae Pool		3.195%	8/1/39	25	27
[1,2]	Fannie Mae Pool	3.360%	8/1/42	186	192
[1,2]	Fannie Mae Pool	3.586%	7/1/41	263	279
[1,2]	Fannie Mae Pool	3.587%	4/1/41	87	91
[1,2,5] Fannie Mae Pool		3.749%	11/1/39–6/1/41	184	195
[1,2,5] Fannie Mae Pool		3.815%	8/1/39	78	81
[1,2]	Fannie Mae Pool	3.833%	9/1/40	298	317
[1,2,5] Fannie Mae Pool		4.183%	12/1/39	314	329
[1,2]	Fannie Mae Pool	4.847%	3/1/38	11	11
[1,2]	Fannie Mae Pool	5.519%	4/1/37	16	17
[1,2,5] Fannie Mae Pool		5.834%	10/1/37	135	142

Mortgage-Backed Securities Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[1,2,5] Freddie Mac Non Gold Pool		2.530%	10/1/37	16	17
[1,2]	Freddie Mac Non Gold Pool	2.550%	11/1/43	526	541
[1,2]	Freddie Mac Non Gold Pool	2.595%	2/1/42	95	99
[1,2,5] Freddie Mac Non Gold Pool		2.620%	12/1/40	44	45
[1,2,5] Freddie Mac Non Gold Pool		2.652%	2/1/37	21	22
[1,2]	Freddie Mac Non Gold Pool	2.774%	1/1/41	187	195
[1,2,5] Freddie Mac Non Gold Pool		3.023%	2/1/41	182	194
[1,2,5] Freddie Mac Non Gold Pool		3.035%	2/1/41	13	13
[1,2]	Freddie Mac Non Gold Pool	3.068%	1/1/41	112	118
[1,2,5] Freddie Mac Non Gold Pool		3.075%	5/1/40	2	2
[1,2,5] Freddie Mac Non Gold Pool		3.130%	6/1/41	133	139
[1,2,5] Freddie Mac Non Gold Pool		3.131%	6/1/40	47	51
[1,2,5] Freddie Mac Non Gold Pool		3.231%	6/1/37	427	454
[1,2]	Freddie Mac Non Gold Pool	3.433%	3/1/42	765	807
[1,2]	Freddie Mac Non Gold Pool	3.583%	6/1/40	117	123
[1,2]	Freddie Mac Non Gold Pool	3.682%	9/1/40	111	117
[1,2]	Freddie Mac Non Gold Pool	3.859%	12/1/39	28	30
[1,2]	Freddie Mac Non Gold Pool	5.258%	3/1/38	128	138
[1,5]	Ginnie Mae II Pool	2.000%	11/20/40–12/20/42	933	961
[1,5]	Ginnie Mae II Pool	2.125%	4/20/41	10	10
1	Ginnie Mae II Pool	2.500%	1/20/42	1,247	1,269
[1,5]	Ginnie Mae II Pool	2.625%	5/20/41	12	13
1	Ginnie Mae II Pool	3.000%	11/20/40–11/20/41	486	502
[1,5]	Ginnie Mae II Pool	3.500%	7/20/41–8/20/41	179	184
					23,182
Total U.S. Government and Agency Obligations (Cost $3,385,182)					3,414,007

				Shares
Temporary Cash Investment (21.5%)
Money Market Fund (21.5%)
6	Vanguard Market Liquidity Fund (Cost $740,065)	0.612%		7,400,619	740,136
Total Investments (120.8%) (Cost $4,125,247)					4,154,143

					Amount
					($000)
Other Assets and Liabilities (-20.8%)
Other Assets
Investment in Vanguard					255
Receivables for Investment Securities Sold					108,569
Receivables for Accrued Income					9,631
Receivables for Capital Shares Issued					19,603
Total Other Assets					138,058
Liabilities
Payables for Investment Securities Purchased					(851,770)
Payables for Capital Shares Redeemed					(404)
Payables for Distributions					(400)
Payables to Vanguard					(440)
Other Liabilities					(1,525)
Total Liabilities					(854,539)
Net Assets (100%)					3,437,662

Mortgage-Backed Securities Index Fund

At August 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	3,393,905
Undistributed Net Investment Income	4,188
Accumulated Net Realized Gains	10,673
Unrealized Appreciation (Depreciation)	28,896
Net Assets	3,437,662

ETF Shares—Net Assets
Applicable to 52,751,190 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,837,414
Net Asset Value Per Share—ETF Shares	$53.79

Admiral Shares—Net Assets
Applicable to 25,760,983 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	553,658
Net Asset Value Per Share—Admiral Shares	$21.49

Institutional Shares—Net Assets
Applicable to 1,599,843 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	46,590
Net Asset Value Per Share—Institutional Shares	$29.12

• See Note A in Notes to Financial Statements.

1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

3 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of August 31, 2016. 4 Securities with a value of $7,223,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.

5 Adjustable-rate security.

6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Statement of Operations

Year Ended
August 31, 2016
($000)
Investment Income
Income
Interest[1]	50,146
Total Income	50,146
Expenses
The Vanguard Group—Note B
Investment Advisory Services	70
Management and Administrative—ETF Shares	1,046
Management and Administrative—Admiral Shares	235
Management and Administrative—Institutional Shares	18
Marketing and Distribution—ETF Shares	157
Marketing and Distribution—Admiral Shares	53
Marketing and Distribution—Institutional Shares	1
Custodian Fees	109
Auditing Fees	43
Shareholders’ Reports—ETF Shares	57
Shareholders’ Reports—Admiral Shares	13
Shareholders’ Reports—Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	1,803
Net Investment Income	48,343
Realized Net Gain (Loss) on Investment Securities Sold[1]	16,405
Change in Unrealized Appreciation (Depreciation) of Investment Securities	28,093
Net Increase (Decrease) in Net Assets Resulting from Operations	92,841

1 Interest income and realized net gain (loss) from an affiliated company of the fund were $2,194,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	48,343	20,790
Realized Net Gain (Loss)	16,405	9,480
Change in Unrealized Appreciation (Depreciation)	28,093	(3,777)
Net Increase (Decrease) in Net Assets Resulting from Operations	92,841	26,493
Distributions
Net Investment Income
ETF Shares	(36,243)	(13,405)
Admiral Shares	(8,968)	(5,589)
Institutional Shares	(814)	(564)
Realized Capital Gain[1]
ETF Shares	(8,196)	(2,480)
Admiral Shares	(2,007)	(1,200)
Institutional Shares	(197)	(113)
Total Distributions	(56,425)	(23,351)
Capital Share Transactions
ETF Shares	1,357,217	907,275
Admiral Shares	122,904	116,880
Institutional Shares	2,429	(65,707)
Net Increase (Decrease) from Capital Share Transactions	1,482,550	958,448
Total Increase (Decrease)	1,518,966	961,590
Net Assets
Beginning of Period	1,918,696	957,106
End of Period[2]	3,437,662	1,918,696

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $10,400,000, and $3,749,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,188,000 and $1,870,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Financial Highlights

ETF Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$53.05	$52.65	$50.85	$52.63	$51.90
Investment Operations
Net Investment Income	. 967.748		.887	.292	.875
Net Realized and Unrealized Gain (Loss)
on Investments[1]	.968	.554	1.741	(1.524)	.976
Total from Investment Operations	1.935	1.302	2.628	(1.232)	1.851
Distributions
Dividends from Net Investment Income	(.955)	(.741)	(.828)	(.294)	(.868)
Distributions from Realized Capital Gains	(.240)	(.161)	—	(. 254)	(.253)
Total Distributions	(1.195)	(.902)	(.828)	(.548)	(1.121)
Net Asset Value, End of Period	$53.79	$53.05	$52.65	$50.85	$52.63

Total Return	3.70%	2.49%	5.21%	-2.36%	3.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,837	$1,451	$542	$417	$247
Ratio of Total Expenses to Average Net Assets	0.07%	0.10%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.85%	1.43%	1.72%	0.57%	1.57%
Portfolio Turnover Rate [2]	380%	713%	514%	840%	529%
1 Includes increases from purchase fees of $.01, $.01, $.01, $.01, and $.02.
2 Includes 175%, 331%, 294%, 371%, and 231% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$21.20	$21.05	$20.35	$21.06	$20.76
Investment Operations
Net Investment Income	. 388.298		.356	.118	.344
Net Realized and Unrealized Gain (Loss)
on Investments	. 387.214		.699	(.608)	.399
Total from Investment Operations	.775	.512	1.055	(.490)	.743
Distributions
Dividends from Net Investment Income	(.389)	(. 297)	(. 355)	(.118)	(.342)
Distributions from Realized Capital Gains	(. 096)	(. 065)	—	(.102)	(.101)
Total Distributions	(.485)	(. 362)	(. 355)	(. 220)	(. 443)
Net Asset Value, End of Period	$21.49	$21.20	$21.05	$20.35	$21.06

Total Return[1]	3.70%	2.44%	5.22%	-2.35%	3.63%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$554	$424	$305	$295	$211
Ratio of Total Expenses to Average Net Assets	0.07%	0.10%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.85%	1.43%	1.72%	0.57%	1.57%
Portfolio Turnover Rate[2]	380%	713%	514%	840%	529%

Signal Shares were renamed Admiral Shares in October 2013. Prior periods’ Financial Highlights are for the Signal class.

1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

2 Includes 175%, 331%, 294%, 371%, and 231% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Financial Highlights

Institutional Shares
			Oct. 31,	Sept. 1,	May 9,
	Year Ended		2013[3] to	2012, to	2012[1] to
	August 31,
For a Share Outstanding			Aug. 31,	Jan. 22,	Aug. 31,
Throughout Each Period	2016	2015	2014	2013[2]	2012
Net Asset Value, Beginning of Period	$28.73	$28.52	$28.04	$28.34	$28.10
Investment Operations
Net Investment Income	. 532	. 412.390		.042	.137
Net Realized and Unrealized Gain (Loss)
on Investments	.522	. 295.504		(.146)	. 218
Total from Investment Operations	1.054	.707	.894	(.104)	.355
Distributions
Dividends from Net Investment Income	(.534)	(.410)	(.414)	(.049)	(.115)
Distributions from Realized Capital Gains	(.130)	(.087)	—	(.137)	—
Total Distributions	(.664)	(.497)	(.414)	(.186)	(.115)
Net Asset Value, End of Period	$29.12	$28.73	$28.52	$28.05[2]	$28.34

Total Return[4]	3.72%	2.49%	3.22%	-0.37%	1.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$47	$44	$109	$0	$15
Ratio of Total Expenses to Average Net Assets	0.05%	0.07%	0.09%[5]	0.09%[5]	0.09%[5]
Ratio of Net Investment Income to
Average Net Assets	1.87%	1.46%	1.75%[5]	0.35%[5]	1.60%[5]
Portfolio Turnover Rate [6]	380%	713%	514%	840%	529%

1 Commencement of operations.

2 Net asset value as of January 22, 2013, at which date all shares were redeemed.

3 Recommencement of operations.

4 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

5 Annualized.

6 Includes 175%, 331%, 294%, 371%, and 231% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Notes to Financial Statements

Vanguard Mortgage-Backed Securities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: ETF Shares, Admiral Shares, and Institutional Shares. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At August 31, 2016, counterparties had deposited in segregated accounts cash with a value of $235,000 in connection with TBA transactions.

3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the

Mortgage-Backed Securities Index Fund

proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at August 31, 2016, or at any time during the period then ended.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees, if any, assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board

Mortgage-Backed Securities Index Fund

of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At August 31, 2016, the fund had contributed to Vanguard capital in the amount of $255,000, representing 0.01% of the fund’s net assets and 0.10% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	3,414,007	—
Temporary Cash Investments	740,136	—	—
Total	740,136	3,414,007	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $773,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2016, the fund had $15,604,000 of ordinary income and $102,000 of long-term capital gains available for distribution.

At August 31, 2016, the cost of investment securities for tax purposes was $4,125,286,000. Net unrealized appreciation of investment securities for tax purposes was $28,857,000, consisting of unrealized gains of $31,286,000 on securities that had risen in value since their purchase and $2,429,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2016, the fund purchased $11,361,745,000 of investment securities and sold $9,879,163,000 of investment securities, other than temporary cash investments.

Mortgage-Backed Securities Index Fund

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended August 31, 2016, such purchases and sales were $493,093,000 and $136,749,000 respectively; these amounts are included in the purchases and sales of investment securities noted above.

F. Capital share transactions for each class of shares were:
			Year Ended August 31,
		2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
ETF Shares
Issued[1]	1,515,415	28,375	1,164,548	21,900
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(158,198)	(2,975)	(257,273)	(4,850)
Net Increase (Decrease)—ETF Shares	1,357,217	25,400	907,275	17,050
Admiral Shares
Issued[1]	257,546	12,060	224,100	10,552
Issued in Lieu of Cash Distributions	5,214	245	2,844	134
Redeemed	(139,856)	(6,556)	(110,064)	(5,184)
Net Increase (Decrease)—Admiral Shares	122,904	5,749	116,880	5,502
Institutional Shares
Issued[1]	6,235	216	7,488	259
Issued in Lieu of Cash Distributions	1,011	35	677	24
Redeemed	(4,817)	(167)	(73,872)	(2,603)
Net Increase (Decrease)—Institutional Shares	2,429	84	(65,707)	(2,320)
1 Includes purchase fees for fiscal 2016 and 2015 of $727,000 and $579,000, respectively (fund totals).

At August 31, 2016, one shareholder was the record or beneficial owner of 27% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio.

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2016, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Short-Term Government Bond Index Fund, Vanguard Intermediate-Term Government Bond Index Fund, Vanguard Long-Term Government Bond Index Fund, Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund, Vanguard Long-Term Corporate Bond Index Fund and Vanguard Mortgage-Backed Securities Index Fund:

In our opinion, the accompanying statements of net assets, the statements of net assets—investments summary, the statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Government Bond Index Fund, Vanguard Intermediate-Term Government Bond Index Fund, Vanguard Long-Term Government Bond Index Fund, Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund, Vanguard Long-Term Corporate Bond Index Fund and Vanguard Mortgage-Backed Securities Index Fund (constituting separate portfolios of Vanguard Scottsdale Funds, hereafter referred to as the “Funds”) at August 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 18, 2016

Special 2016 tax information (unaudited) for Vanguard Short-Term Government Bond Index Fund

This information for the fiscal year ended August 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $360,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 99.8% of income dividends are interest-related dividends.

Special 2016 tax information (unaudited) for Vanguard Intermediate-Term Government Bond Index Fund

This information for the fiscal year ended August 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $532,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 99.9% of income dividends are interest-related dividends.

Special 2016 tax information (unaudited) for Vanguard Long-Term Government Bond Index Fund

This information for the fiscal year ended August 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

Special 2016 tax information (unaudited) for Vanguard Short-Term Corporate Bond Index Fund

This information for the fiscal year ended August 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $9,831,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 79.5% of income dividends are interest-related dividends.

Special 2016 tax information (unaudited) for Vanguard Intermediate-Term Corporate Bond Index Fund

This information for the fiscal year ended August 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 85.5% of income dividends are interest-related dividends.

Special 2016 tax information (unaudited) for Vanguard Long-Term Corporate Bond Index Fund

This information for the fiscal year ended August 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 87.3% of income dividends are interest-related dividends.

Special 2016 tax information (unaudited) for Vanguard Mortgage-Backed Securities Index Fund

This information for the fiscal year ended August 31, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $42,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

For nonresident alien shareholders, 98.3% of income dividends are interest-related dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/29/2016	8/31/2016	Period
Based on Actual Fund Return
Short-Term Government Bond Index Fund
ETF Shares	$1,000.00	$1,004.34	$0.30
Admiral Shares	1,000.00	1,004.12	0.30
Institutional Shares	1,000.00	1,004.26	0.20
Intermediate-Term Government Bond Index Fund
ETF Shares	$1,000.00	$1,012.50	$0.30
Admiral Shares	1,000.00	1,012.52	0.30
Institutional Shares	1,000.00	1,012.69	0.20
Long-Term Government Bond Index Fund
ETF Shares	$1,000.00	$1,076.62	$0.31
Admiral Shares	1,000.00	1,076.52	0.31
Institutional Shares	1,000.00	1,076.54	0.21
Short-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,029.66	$0.31
Admiral Shares	1,000.00	1,029.39	0.31
Institutional Shares	1,000.00	1,029.97	0.20
Intermediate-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,071.77	$0.31
Admiral Shares	1,000.00	1,071.74	0.31
Institutional Shares	1,000.00	1,071.63	0.21
Long-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,163.36	$0.33
Admiral Shares	1,000.00	1,163.01	0.33
Institutional Shares	1,000.00	1,163.52	0.22
Mortgage-Backed Securities Index Fund
ETF Shares	$1,000.00	$1,016.30	$0.25
Admiral Shares	1,000.00	1,016.18	0.25
Institutional Shares	1,000.00	1,016.50	0.20

Six Months Ended August 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/29/2016	8/31/2016	Period
Based on Hypothetical 5% Yearly Return
Short-Term Government Bond Index Fund
ETF Shares	$1,000.00	$1,024.83	$0.31
Admiral Shares	1,000.00	1,024.83	0.31
Institutional Shares	1,000.00	1,024.94	0.20
Intermediate-Term Government Bond Index Fund
ETF Shares	$1,000.00	$1,024.83	$0.31
Admiral Shares	1,000.00	1,024.83	0.31
Institutional Shares	1,000.00	1,024.94	0.20
Long-Term Government Bond Index Fund
ETF Shares	$1,000.00	$1,024.83	$0.31
Admiral Shares	1,000.00	1,024.83	0.31
Institutional Shares	1,000.00	1,024.94	0.20
Short-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,024.83	$0.31
Admiral Shares	1,000.00	1,024.83	0.31
Institutional Shares	1,000.00	1,024.94	0.20
Intermediate-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,024.83	$0.31
Admiral Shares	1,000.00	1,024.83	0.31
Institutional Shares	1,000.00	1,024.94	0.20
Long-Term Corporate Bond Index Fund
ETF Shares	$1,000.00	$1,024.83	$0.31
Admiral Shares	1,000.00	1,024.83	0.31
Institutional Shares	1,000.00	1,024.94	0.20
Mortgage-Backed Securities Index Fund
ETF Shares	$1,000.00	$1,024.89	$0.25
Admiral Shares	1,000.00	1,024.89	0.25
Institutional Shares	1,000.00	1,024.94	0.20

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Government Bond Index Fund, 0.06% for ETF Shares, 0.06% for Admiral Shares, and 0.04% for Institutional Shares; for the Intermediate-Term Government Bond Index Fund, 0.06% for ETF Shares, 0.06% for Admiral Shares, and 0.04% for Institutional Shares; for the Long-Term Government Bond Index Fund, 0.06% for ETF Shares, 0.06% for Admiral Shares, and 0.04% for Institutional Shares; for the Short-Term Corporate Bond Index Fund, 0.06% for ETF Shares, 0.06% for Admiral Shares, and 0.04% for Institutional Shares; for the Intermediate-Term Corporate Bond Index Fund, 0.06% for ETF Shares, 0.06% for Admiral Shares, and 0.04% for Institutional Shares; for the Long-Term Corporate Bond Index Fund, 0.06% for ETF Shares, 0.06% for Admiral Shares, and 0.04% for Institutional Shares; for the Mortgage-Backed Securities Index Fund, 0.05% for ETF Shares, 0.05% for Admiral Shares, and 0.04% for Institutional Shares. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Short-Term Government Bond Index Fund, Intermediate-Term Government Bond Index Fund, Long-Term Government Bond Index Fund, Short-Term Corporate Bond Index Fund, Intermediate-Term Corporate Bond Index Fund, Long-Term Corporate Bond Index Fund, and Mortgage-Backed Securities Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for each fund. The board determined that continuing each fund’s internalized management structure was in the best interests of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The Portfolio Review Department met regularly with the advisor and made monthly presentations to the board during the fiscal year directing the board’s focus to relevant information and topics.

The board, or an investment committee made up of board members, also received information throughout the year through advisor presentations. For each advisor presentation, the board was provided with letters and reports that included information about, among other things, the advisory firm and the advisor’s assessment of the investment environment, portfolio performance, and portfolio characteristics.

In addition, the board received monthly reports, which included a Market and Economic Report, a Fund Dashboard Monthly Summary, and a Fund Performance Report.

Prior to their meeting, the trustees were provided with a memo and materials that summarized the information they had received over the course of the year. They also considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance

The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance relative to its target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost

The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its respective peer group and that each fund’s advisory expenses were also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Barclays U.S. Aggregate Float Adjusted Index: Barclays U.S. Aggregate Bond Index through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.

Spliced Core Bond Funds Average: Intermediate Investment-Grade Debt Funds Average through August 31, 2013; Core Bond Funds Average thereafter.

The Vanguard funds are not sponsored, endorsed, issued, sold, or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Barclays indexes to track general bond market performance. Barclays has not passed on the legality or suitability of the funds with respect to any person or entity. Barclays’ only relationship to Vanguard and the funds is the licensing of the Barclays indexes, which are determined, composed, and calculated by Barclays without regard to Vanguard or the funds or any owners or purchasers of the funds. Barclays has no obligation to take the needs of Vanguard, the funds, or the owners of the funds into consideration in determining, composing, or calculating the Barclays indexes. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the funds to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the funds.

Barclays shall have no liability to third parties for the quality, accuracy, and/or completeness of the indexes or any data included therein or for interruptions in the delivery of the indexes. Barclays makes no warranty, express or implied, as to results to be obtained by owners of the funds or any other person or entity from the use of the indexes or any data included therein in connection with the rights licensed hereunder or for any other use. Barclays reserves the right to change the methods of calculation or publication, or to cease the calculation or publication of the Barclays U.S. 1–3 Year Government Float Adjusted Index, Barclays U.S. 3–10 Year Government Float Adjusted Index, Barclays U.S. Long Government Float Adjusted Index, Barclays U.S. 1–5 Year Corporate Bond Index, Barclays U.S. 5–10 Year Corporate Bond Index, Barclays U.S. 10+ Year Corporate Bond Index, or Barclays U.S. MBS Float Adjusted Index, and Barclays shall not be liable for any miscalculation of or any incorrect, delayed, or interrupted publication with respect to any of the Barclays indexes. Barclays makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the indexes or any data included therein. Barclays shall not be liable for any damages, including, without limitation, any indirect or consequential damages resulting from the use of the indexes or any data included therein.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley Kathleen C. Gubanich Martha G. King John T. Marcante Chris D. McIsaac	James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi Michael Rollings

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
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Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q16420 102016

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2016: $610,000
Fiscal Year Ended August 31, 2015: $579,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2016: $9,629,849
Fiscal Year Ended August 31, 2015: $7,000,200

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended August 31, 2016: $2,717,627
Fiscal Year Ended August 31, 2015: $2,899,096

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended August 31, 2016: $254,050
Fiscal Year Ended August 31, 2015: $353,389

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended August 31, 2016: $214,225
Fiscal Year Ended August 31, 2015: $202,313

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2016: $468,275
Fiscal Year Ended August 31, 2015: $555,702

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Peter F. Volanakis.

Item 6: Investments.

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)

Common Stocks (99.7%)[1]
Consumer Discretionary (14.1%)
* Amazon.com Inc.	41,085	31,601
Home Depot Inc.	131,443	17,629
Comcast Corp. Class A	254,588	16,614
Walt Disney Co.	171,406	16,191
Wal-Mart Stores Inc.	159,807	11,417
McDonald's Corp.	92,823	10,736
Starbucks Corp.	150,638	8,470
NIKE Inc. Class B	139,678	8,051
Costco Wholesale Corp.	46,012	7,458
* Priceline Group Inc.	5,224	7,401
Lowe's Cos. Inc.	94,458	7,232
Time Warner Inc.	83,073	6,514
* Charter Communications Inc. Class A	21,183	5,448
TJX Cos. Inc.	69,791	5,405
Ford Motor Co.	409,986	5,166
General Motors Co.	147,936	4,722
Target Corp.	62,315	4,374
* Netflix Inc.	43,039	4,194
Yum! Brands Inc.	40,738	3,695
* eBay Inc.	112,679	3,624
Johnson Controls Inc.	68,452	3,004
* O'Reilly Automotive Inc.	9,993	2,798
Twenty-First Century Fox Inc. Class A	112,935	2,771
Newell Brands Inc.	49,841	2,646
* Tesla Motors Inc.	12,343	2,617
Ross Stores Inc.	41,557	2,586
* AutoZone Inc.	3,109	2,306
VF Corp.	36,006	2,234
Dollar General Corp.	29,962	2,199
CBS Corp. Class B	42,781	2,183
Omnicom Group Inc.	24,939	2,148
Carnival Corp.	42,799	2,046
Nielsen Holdings plc	38,141	2,032
Delphi Automotive plc	28,743	2,031
Estee Lauder Cos. Inc. Class A	22,705	2,026
* Dollar Tree Inc.	23,902	1,977
L Brands Inc.	25,455	1,940
Las Vegas Sands Corp.	38,503	1,933
Genuine Parts Co.	15,275	1,571
* Ulta Salon Cosmetics & Fragrance Inc.	6,180	1,528
Viacom Inc. Class B	35,341	1,426
^ Marriott International Inc.Class A	19,734	1,408
Whirlpool Corp.	7,852	1,403
Starwood Hotels & Resorts Worldwide Inc.	17,942	1,390
* Mohawk Industries Inc.	6,486	1,380
Expedia Inc.	12,588	1,374
Twenty-First Century Fox Inc.	53,373	1,326
Hilton Worldwide Holdings Inc.	54,949	1,312
Royal Caribbean Cruises Ltd.	17,592	1,251
* Chipotle Mexican Grill Inc. Class A	2,958	1,224
* CarMax Inc.	20,205	1,191
Mattel Inc.	35,785	1,186
Tractor Supply Co.	14,094	1,183
* MGM Resorts International	49,417	1,181
Macy's Inc.	32,616	1,180
Advance Auto Parts Inc.	7,445	1,172
* DISH Network Corp. Class A	23,102	1,160
* LKQ Corp.	32,136	1,160
DR Horton Inc.	35,668	1,143
Coach Inc.	29,496	1,126
Best Buy Co. Inc.	29,150	1,122

1

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	Hanesbrands Inc.	39,997	1,061
	Fortune Brands Home & Security Inc.	16,083	1,022
*	Discovery Communications Inc. Class A	39,445	1,006
	Harley-Davidson Inc.	18,874	995
*	Liberty Interactive Corp. QVC Group Class A	47,067	994
	Hasbro Inc.	11,918	974
	Interpublic Group of Cos. Inc.	41,961	971
	Aramark	25,542	969
	Foot Locker Inc.	14,216	933
	PVH Corp.	8,447	910
	Lear Corp.	7,711	897
	Lennar Corp. Class A	18,517	876
	Kohl's Corp.	19,212	853
*	Michael Kors Holdings Ltd.	17,243	844
	Goodyear Tire & Rubber Co.	28,369	833
	Tiffany & Co.	11,620	829
	Wyndham Worldwide Corp.	11,454	811
	BorgWarner Inc.	23,055	793
*	lululemon athletica Inc.	10,322	790
	Domino's Pizza Inc.	5,249	785
	PulteGroup Inc.	36,284	775
*	Sirius XM Holdings Inc.	185,563	768
*,^	Under Armour Inc. Class A	19,265	763
	Darden Restaurants Inc.	12,105	746
	Wynn Resorts Ltd.	8,341	745
*	TripAdvisor Inc.	12,157	742
*	Liberty Broadband Corp.	10,800	740
	Leggett & Platt Inc.	13,734	721
	Bed Bath & Beyond Inc.	15,402	714
	News Corp. Class A	49,959	702
*	Under Armour Inc.	19,421	692
	Signet Jewelers Ltd.	8,197	672
^	Nordstrom Inc.	13,085	660
*	Liberty SiriusXM Group	19,862	660
	Ralph Lauren Corp. Class A	6,078	630
	Harman International Industries Inc.	7,417	628
*	NVR Inc.	362	611
	Vail Resorts Inc.	3,848	610
	KAR Auction Services Inc.	14,416	609
*	Burlington Stores Inc.	7,411	602
*	Norwegian Cruise Line Holdings Ltd.	16,706	600
*	WABCO Holdings Inc.	5,599	598
	Staples Inc.	68,695	588
	Gap Inc.	23,058	573
	Garmin Ltd.	11,661	572
^	Polaris Industries Inc.	6,436	558
	Scripps Networks Interactive Inc. Class A	8,623	546
	Dick's Sporting Goods Inc.	9,166	537
	Lamar Advertising Co. Class A	8,599	536
*	ServiceMaster Global Holdings Inc.	14,352	535
	Gentex Corp.	30,082	535
*	Liberty Ventures Class A	13,883	535
	Service Corp. International	19,899	526
*	Panera Bread Co. Class A	2,365	514
	Carter's Inc.	5,361	511
	H&R Block Inc.	23,560	510
*	Toll Brothers Inc.	15,916	495
	Williams-Sonoma Inc.	9,186	484
	TEGNA Inc.	23,336	473
	Dunkin' Brands Group Inc.	9,456	463
*	Tempur Sealy International Inc.	5,675	445
	Brunswick Corp.	9,640	443
	Pool Corp.	4,303	434
	Cinemark Holdings Inc.	10,965	424

2

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
* Sally Beauty Holdings Inc.	15,047	410
Thor Industries Inc.	4,918	399
* Hertz Global Holdings Inc.	7,725	380
CST Brands Inc.	7,856	376
* Madison Square Garden Co. Class A	2,019	365
Six Flags Entertainment Corp.	7,383	360
* Live Nation Entertainment Inc.	13,363	357
Tupperware Brands Corp.	5,350	351
* Skechers U.S.A. Inc. Class A	14,289	347
* Urban Outfitters Inc.	9,648	346
* AMC Networks Inc. Class A	6,244	339
* Pandora Media Inc.	23,908	335
* Avis Budget Group Inc.	8,962	324
Outfront Media Inc.	14,301	319
* AutoNation Inc.	6,579	311
Tribune Media Co. Class A	8,007	305
Brinker International Inc.	5,674	305
* JC Penney Co. Inc.	32,209	304
^ GameStop Corp. Class A	10,528	299
* Liberty SiriusXM Group Class A	8,871	297
John Wiley & Sons Inc. Class A	4,775	278
* Starz	8,882	277
CalAtlantic Group Inc.	7,567	276
* Murphy USA Inc.	3,771	276
Visteon Corp.	3,676	260
Cable One Inc.	476	258
* Vista Outdoor Inc.	6,299	251
* Cabela's Inc.	5,071	248
* Kate Spade & Co.	13,029	243
* Michaels Cos. Inc.	9,505	228
Wendy's Co.	22,192	226
International Game Technology plc	9,716	222
Graham Holdings Co. Class B	446	219
AMERCO	614	211
* Fitbit Inc. Class A	12,790	198
Lions Gate Entertainment Corp.	9,349	196
^ Regal Entertainment Group Class A	8,508	182
Choice Hotels International Inc.	3,684	179
Penske Automotive Group Inc.	3,808	172
* Liberty Broadband Corp. Class A	2,511	169
* Hyatt Hotels Corp. Class A	2,607	139
Dillard's Inc. Class A	2,143	129
^ Coty Inc. Class A	4,494	121
Extended Stay America Inc.	7,992	113
Viacom Inc. Class A	1,890	85
Lennar Corp. Class B	2,105	80
News Corp. Class B	3,764	54
Clear Channel Outdoor Holdings Inc. Class A	3,456	23
* Discovery Communications Inc.	112	3
* Liberty Braves Group	2	—
		313,332
Consumer Staples (8.4%)
Procter & Gamble Co.	281,492	24,577
Coca-Cola Co.	411,536	17,873
Philip Morris International Inc.	163,736	16,362
PepsiCo Inc.	152,566	16,286
Altria Group Inc.	206,607	13,655
CVS Health Corp.	113,356	10,587
Walgreens Boots Alliance Inc.	90,818	7,330
Mondelez International Inc. Class A	157,731	7,101
Colgate-Palmolive Co.	91,658	6,814
Kraft Heinz Co.	62,936	5,632
Kimberly-Clark Corp.	37,945	4,859
General Mills Inc.	62,763	4,445

3

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	Reynolds American Inc.	87,202	4,323
	Kroger Co.	100,387	3,211
	Sysco Corp.	55,466	2,876
	Constellation Brands Inc. Class A	17,495	2,870
	Archer-Daniels-Midland Co.	60,827	2,662
	Tyson Foods Inc. Class A	30,733	2,323
*	Monster Beverage Corp.	14,714	2,264
	ConAgra Foods Inc.	46,177	2,152
	Kellogg Co.	26,056	2,142
	Molson Coors Brewing Co. Class B	18,130	1,855
	Dr Pepper Snapple Group Inc.	19,413	1,819
	Clorox Co.	13,594	1,781
	JM Smucker Co.	12,278	1,741
	Mead Johnson Nutrition Co.	19,602	1,668
	Hershey Co.	14,830	1,481
	Church & Dwight Co. Inc.	13,479	1,340
	McCormick & Co. Inc.	12,169	1,241
	Campbell Soup Co.	19,641	1,193
	Hormel Foods Corp.	28,639	1,096
	Ingredion Inc.	7,608	1,042
*	WhiteWave Foods Co. Class A	18,303	1,015
	Brown-Forman Corp. Class B	20,870	1,013
	Whole Foods Market Inc.	33,181	1,008
	Bunge Ltd.	14,590	932
*	Rite Aid Corp.	107,181	807
	Pinnacle Foods Inc.	11,920	604
*	Post Holdings Inc.	6,743	572
*	TreeHouse Foods Inc.	5,852	554
	Casey's General Stores Inc.	4,172	548
*	Edgewell Personal Care Co.	6,085	487
*,^	Herbalife Ltd.	7,613	463
*	Hain Celestial Group Inc.	10,458	384
	Spectrum Brands Holdings Inc.	2,587	347
*	Sprouts Farmers Market Inc.	15,062	339
	Nu Skin Enterprises Inc. Class A	5,568	322
	Energizer Holdings Inc.	6,385	316
	Brown-Forman Corp. Class A	5,840	302
	Flowers Foods Inc.	18,348	274
*	Blue Buffalo Pet Products Inc.	6,127	158
	Pilgrim's Pride Corp.	6,202	143
*	US Foods Holding Corp.	4,524	110
			187,299
Energy (6.8%)
	Exxon Mobil Corp.	438,012	38,168
	Chevron Corp.	198,638	19,979
	Schlumberger Ltd.	146,888	11,604
	Occidental Petroleum Corp.	80,602	6,194
	ConocoPhillips	130,997	5,377
	EOG Resources Inc.	58,094	5,141
	Kinder Morgan Inc.	203,148	4,439
	Halliburton Co.	90,511	3,893
	Phillips 66	47,622	3,736
	Pioneer Natural Resources Co.	17,195	3,079
	Anadarko Petroleum Corp.	53,931	2,884
	Valero Energy Corp.	49,649	2,748
	Spectra Energy Corp.	71,014	2,529
	Devon Energy Corp.	54,954	2,381
	Marathon Petroleum Corp.	55,707	2,368
	Baker Hughes Inc.	46,115	2,266
	Williams Cos. Inc.	72,638	2,029
	Apache Corp.	39,875	1,982
*	Concho Resources Inc.	15,098	1,951
	Hess Corp.	29,816	1,619
	Noble Energy Inc.	44,791	1,544

4

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	Marathon Oil Corp.	89,435	1,343
	National Oilwell Varco Inc.	39,847	1,336
	Cimarex Energy Co.	9,821	1,298
	EQT Corp.	18,093	1,294
	Cabot Oil & Gas Corp.	48,644	1,198
	ONEOK Inc.	22,037	1,033
	Tesoro Corp.	12,690	957
*	Cheniere Energy Inc.	21,221	910
*	Newfield Exploration Co.	20,696	897
*	Diamondback Energy Inc.	8,262	787
*	Southwestern Energy Co.	51,377	715
	Targa Resources Corp.	16,269	709
	Range Resources Corp.	17,662	681
*	FMC Technologies Inc.	23,516	663
	Helmerich & Payne Inc.	10,151	614
	Energen Corp.	10,313	593
*	Parsley Energy Inc. Class A	17,387	589
*	Weatherford International plc	95,549	523
*	Antero Resources Corp.	19,183	490
	QEP Resources Inc.	25,404	485
	Murphy Oil Corp.	17,282	462
*	Continental Resources Inc.	9,320	447
	HollyFrontier Corp.	17,256	447
	CONSOL Energy Inc.	23,612	431
*	WPX Energy Inc.	35,389	425
*	Chesapeake Energy Corp.	62,549	397
*	Gulfport Energy Corp.	12,884	368
*	Transocean Ltd.	37,196	361
	SM Energy Co.	9,308	353
	World Fuel Services Corp.	7,258	324
*	Rice Energy Inc.	12,150	320
	Nabors Industries Ltd.	29,752	296
*	First Solar Inc.	7,781	294
	Patterson-UTI Energy Inc.	14,641	285
	Oceaneering International Inc.	10,366	275
	Superior Energy Services Inc.	15,811	266
	Ensco plc Class A	31,771	241
	PBF Energy Inc. Class A	10,756	236
*	Dril-Quip Inc.	4,013	223
*,^	Laredo Petroleum Inc.	15,729	193
	Rowan Cos. plc Class A	13,359	166
*	Memorial Resource Development Corp.	10,256	148
*	Whiting Petroleum Corp.	19,843	145
*	SolarCity Corp.	6,670	138
	Noble Corp. plc	23,714	137
	Diamond Offshore Drilling Inc.	6,294	116
*	Kosmos Energy Ltd.	15,588	97
*,^	RPC Inc.	5,641	86
*,^	SunPower Corp. Class A	5,374	54
^	Frank's International NV	3,328	38
			150,795
Financial Services (19.5%)
*	Berkshire Hathaway Inc. Class B	199,741	30,059
	JPMorgan Chase & Co.	384,524	25,955
	Wells Fargo & Co.	482,701	24,521
	Bank of America Corp.	1,085,620	17,522
	Visa Inc. Class A	201,270	16,283
	Citigroup Inc.	310,121	14,805
	MasterCard Inc. Class A	101,745	9,832
	US Bancorp	171,492	7,571
	American International Group Inc.	117,160	7,010
	Simon Property Group Inc.	32,507	7,004
	Goldman Sachs Group Inc.	40,734	6,903
	Chubb Ltd.	48,796	6,194

5

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
American Express Co.	84,467	5,539
American Tower Corporation	44,509	5,046
BlackRock Inc.	13,195	4,919
Morgan Stanley	150,694	4,831
PNC Financial Services Group Inc.	52,716	4,750
Bank of New York Mellon Corp.	110,530	4,606
* PayPal Holdings Inc.	119,449	4,438
MetLife Inc.	98,152	4,260
Charles Schwab Corp.	123,022	3,870
CME Group Inc.	35,659	3,864
Capital One Financial Corp.	53,848	3,856
Marsh & McLennan Cos. Inc.	55,098	3,726
Prudential Financial Inc.	46,611	3,700
Travelers Cos. Inc.	30,891	3,667
Intercontinental Exchange Inc.	12,418	3,502
Public Storage	15,573	3,487
S&P Global Inc.	27,813	3,436
Crown Castle International Corp.	35,470	3,362
BB&T Corp.	85,932	3,308
Aflac Inc.	42,380	3,144
Aon plc	27,751	3,090
Prologis Inc.	55,173	2,930
State Street Corp.	41,675	2,927
Welltower Inc.	37,802	2,901
Allstate Corp.	39,449	2,720
Fidelity National Information Services Inc.	34,254	2,717
Equinix Inc.	7,321	2,699
Discover Financial Services	43,385	2,603
Ventas Inc.	35,521	2,581
AvalonBay Communities Inc.	14,502	2,538
Weyerhaeuser Co.	78,203	2,491
Synchrony Financial	88,363	2,459
Equity Residential	37,741	2,448
* Fiserv Inc.	23,408	2,412
SunTrust Banks Inc.	52,928	2,333
Boston Properties Inc.	16,167	2,265
Progressive Corp.	61,468	2,001
Moody's Corp.	17,880	1,943
HCP Inc.	49,099	1,931
Vornado Realty Trust	18,038	1,864
M&T Bank Corp.	15,683	1,856
Realty Income Corp.	27,247	1,791
General Growth Properties Inc.	60,992	1,777
T. Rowe Price Group Inc.	25,461	1,771
Hartford Financial Services Group Inc.	41,030	1,685
Ameriprise Financial Inc.	16,516	1,669
Equifax Inc.	12,502	1,649
Fifth Third Bancorp	80,577	1,624
* FleetCor Technologies Inc.	9,557	1,569
Essex Property Trust Inc.	6,869	1,560
Northern Trust Corp.	21,725	1,534
Digital Realty Trust Inc.	15,395	1,526
KeyCorp	113,814	1,430
Franklin Resources Inc.	37,931	1,384
Host Hotels & Resorts Inc.	77,523	1,381
Principal Financial Group Inc.	28,130	1,380
Citizens Financial Group Inc.	55,692	1,380
Invesco Ltd.	43,447	1,355
* Markel Corp.	1,440	1,341
Regions Financial Corp.	134,113	1,337
Thomson Reuters Corp.	31,517	1,308
Kimco Realty Corp.	42,366	1,273
* Alliance Data Systems Corp.	6,102	1,248
Macerich Co.	15,029	1,231

6

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
Loews Corp.	29,374	1,230
Global Payments Inc.	16,138	1,226
Cincinnati Financial Corp.	15,759	1,215
SL Green Realty Corp.	10,279	1,210
Lincoln National Corp.	25,185	1,210
First Republic Bank	15,453	1,189
Federal Realty Investment Trust	7,444	1,184
Annaly Capital Management Inc.	107,005	1,146
Huntington Bancshares Inc.	112,434	1,125
Western Union Co.	51,378	1,106
Iron Mountain Inc.	27,613	1,061
VEREIT Inc.	101,316	1,059
FNF Group	27,793	1,048
Duke Realty Corp.	36,743	1,033
Extra Space Storage Inc.	12,772	1,029
UDR Inc.	28,142	1,018
* XL Group Ltd.	29,385	1,006
* Arch Capital Group Ltd.	12,157	984
* CBRE Group Inc. Class A	31,765	949
Ally Financial Inc.	46,237	927
Arthur J Gallagher & Co.	18,274	903
Alexandria Real Estate Equities Inc.	8,073	889
* Vantiv Inc. Class A	16,488	886
Unum Group	24,786	883
Regency Centers Corp.	10,809	871
Comerica Inc.	18,209	861
MSCI Inc. Class A	9,544	860
Everest Re Group Ltd.	4,405	852
Broadridge Financial Solutions Inc.	12,284	851
TD Ameritrade Holding Corp.	25,881	851
Total System Services Inc.	17,234	849
Nasdaq Inc.	11,733	836
* E*TRADE Financial Corp.	31,669	835
* Alleghany Corp.	1,545	828
* Affiliated Managers Group Inc.	5,703	810
Torchmark Corp.	12,281	794
Camden Property Trust	8,898	781
CIT Group Inc.	20,993	774
Raymond James Financial Inc.	13,106	762
Mid-America Apartment Communities Inc.	8,059	757
FactSet Research Systems Inc.	4,222	752
Apartment Investment & Management Co.	16,598	750
National Retail Properties Inc.	14,939	748
New York Community Bancorp Inc.	49,458	747
WP Carey Inc.	11,026	735
Omega Healthcare Investors Inc.	19,714	714
Reinsurance Group of America Inc. Class A	6,648	713
Jack Henry & Associates Inc.	8,145	711
Kilroy Realty Corp.	9,662	702
* Signature Bank	5,625	686
American Campus Communities Inc.	13,608	682
American Capital Agency Corp.	35,245	681
Leucadia National Corp.	34,749	665
Spirit Realty Capital Inc.	50,114	664
MarketAxess Holdings Inc.	3,814	643
Zions Bancorporation	20,698	633
Voya Financial Inc.	21,598	632
Liberty Property Trust	15,226	628
Equity LifeStyle Properties Inc.	7,974	618
SEI Investments Co.	13,278	612
DDR Corp.	32,118	607
* SVB Financial Group	5,427	603
WR Berkley Corp.	9,996	593
CBOE Holdings Inc.	8,606	591

7

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	Assurant Inc.	6,479	580
	Brixmor Property Group Inc.	20,290	580
	Forest City Realty Trust Inc. Class A	23,843	564
	Senior Housing Properties Trust	25,020	559
	Starwood Property Trust Inc.	24,391	559
	Axis Capital Holdings Ltd.	9,705	552
	PacWest Bancorp	12,741	552
	American Financial Group Inc.	7,325	550
	Gaming and Leisure Properties Inc.	16,003	547
	Highwoods Properties Inc.	10,313	547
	East West Bancorp Inc.	14,691	546
	Jones Lang LaSalle Inc.	4,663	544
	Douglas Emmett Inc.	14,433	542
	Hospitality Properties Trust	17,372	530
	RenaissanceRe Holdings Ltd.	4,421	529
	People's United Financial Inc.	32,223	524
	EPR Properties	6,652	521
	Dun & Bradstreet Corp.	3,764	518
	Sun Communities Inc.	6,740	516
	CubeSmart	18,646	513
	Navient Corp.	35,226	507
	Lazard Ltd. Class A	13,669	506
	Weingarten Realty Investors	12,187	503
	Old Republic International Corp.	25,643	493
	First American Financial Corp.	11,321	488
	Healthcare Trust of America Inc. Class A	14,373	485
	DCT Industrial Trust Inc.	9,764	476
	STORE Capital Corp.	15,982	474
	Eaton Vance Corp.	11,802	472
	Taubman Centers Inc.	6,060	471
*	First Data Corp. Class A	33,673	469
	Brown & Brown Inc.	12,029	451
	Endurance Specialty Holdings Ltd.	6,775	446
	Synovus Financial Corp.	13,342	441
*	Howard Hughes Corp.	3,719	440
*	Life Storage Inc.	4,853	437
	Commerce Bancshares Inc.	8,594	436
	Popular Inc.	11,067	435
	Retail Properties of America Inc.	24,534	417
*	Euronet Worldwide Inc.	5,339	414
	Cullen/Frost Bankers Inc.	5,668	413
	Tanger Factory Outlet Centers Inc.	10,103	411
	White Mountains Insurance Group Ltd.	498	410
*	WEX Inc.	4,128	410
	Validus Holdings Ltd.	7,976	405
	Realogy Holdings Corp.	15,050	404
*	Equity Commonwealth	12,847	402
	Communications Sales & Leasing Inc.	12,535	391
	American Homes 4 Rent Class A	17,825	390
	Legg Mason Inc.	11,264	390
*	CoreLogic Inc.	9,455	388
	Assured Guaranty Ltd.	13,857	385
	CyrusOne Inc.	7,561	384
	Allied World Assurance Co. Holdings AG	9,382	381
	Post Properties Inc.	5,664	375
	First Horizon National Corp.	24,318	374
*	Western Alliance Bancorp	9,453	361
*,^	Zillow Group Inc.	10,456	354
	Rayonier Inc.	12,794	352
	Hanover Insurance Group Inc.	4,434	347
	Piedmont Office Realty Trust Inc. Class A	15,866	343
	Paramount Group Inc.	18,848	339
	Apple Hospitality REIT Inc.	17,192	337
	Chimera Investment Corp.	20,019	330

8

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	BankUnited Inc.	10,210	328
	Two Harbors Investment Corp.	36,516	325
*	SLM Corp.	42,701	317
	Bank of Hawaii Corp.	4,358	314
	MFA Financial Inc.	40,491	313
	Associated Banc-Corp	15,620	310
	Equity One Inc.	9,923	308
	Federated Investors Inc. Class B	9,456	305
	ProAssurance Corp.	5,506	303
	Columbia Property Trust Inc.	12,693	299
	Brandywine Realty Trust	18,016	291
	Corporate Office Properties Trust	10,009	285
	Aspen Insurance Holdings Ltd.	6,101	280
	LPL Financial Holdings Inc.	9,340	278
	Erie Indemnity Co. Class A	2,677	273
	Empire State Realty Trust Inc.	12,155	261
	NorthStar Realty Finance Corp.	19,424	259
	Care Capital Properties Inc.	8,580	257
	AmTrust Financial Services Inc.	9,641	255
	TCF Financial Corp.	16,574	243
	Interactive Brokers Group Inc.	6,551	235
	NorthStar Asset Management Group Inc.	18,858	234
	Corrections Corp. of America	12,311	196
*,^	Zillow Group Inc. Class A	5,653	191
	BOK Financial Corp.	2,679	185
*	OneMain Holdings Inc. Class A	5,840	181
*	TransUnion	5,450	180
*	Credit Acceptance Corp.	892	178
	Morningstar Inc.	1,850	154
	Mercury General Corp.	2,617	142
*	Santander Consumer USA Holdings Inc.	10,656	134
	TFS Financial Corp.	6,635	120
	American National Insurance Co.	837	98
	Artisan Partners Asset Management Inc. Class A	3,461	91
	CNA Financial Corp.	2,572	86
*	Square Inc.	5,328	65
			433,164
Health Care (14.0%)
	Johnson & Johnson	290,273	34,641
	Pfizer Inc.	634,818	22,092
	Merck & Co. Inc.	292,677	18,377
	Amgen Inc.	79,380	13,499
	UnitedHealth Group Inc.	99,051	13,476
	Medtronic plc	148,179	12,896
	Gilead Sciences Inc.	139,962	10,970
	AbbVie Inc.	170,938	10,957
	Bristol-Myers Squibb Co.	176,401	10,124
*	Allergan plc	41,773	9,797
*	Celgene Corp.	81,180	8,665
	Eli Lilly & Co.	103,014	8,009
*	Biogen Inc.	23,112	7,064
	Abbott Laboratories	155,048	6,515
	Thermo Fisher Scientific Inc.	41,436	6,306
	Danaher Corp.	63,912	5,203
*	Express Scripts Holding Co.	66,815	4,857
	McKesson Corp.	23,734	4,382
	Aetna Inc.	35,888	4,203
	Stryker Corp.	35,543	4,111
	Becton Dickinson and Co.	22,096	3,916
	Anthem Inc.	27,812	3,479
	Cigna Corp.	26,822	3,440
*	Boston Scientific Corp.	142,370	3,391
*	Regeneron Pharmaceuticals Inc.	8,196	3,217
*	Alexion Pharmaceuticals Inc.	22,934	2,887

9

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
Humana Inc.	15,693	2,805
Cardinal Health Inc.	34,508	2,749
* Intuitive Surgical Inc.	3,965	2,722
* Illumina Inc.	15,437	2,599
* Edwards Lifesciences Corp.	22,269	2,565
Zimmer Biomet Holdings Inc.	19,520	2,530
Zoetis Inc.	48,170	2,462
Baxter International Inc.	52,619	2,459
* Vertex Pharmaceuticals Inc.	26,001	2,457
* HCA Holdings Inc.	32,231	2,435
St. Jude Medical Inc.	29,178	2,274
* Mylan NV	48,387	2,050
* Cerner Corp.	30,892	1,994
CR Bard Inc.	7,784	1,719
* BioMarin Pharmaceutical Inc.	18,012	1,691
AmerisourceBergen Corp. Class A	18,758	1,631
Agilent Technologies Inc.	34,319	1,612
Dentsply Sirona Inc.	24,330	1,495
* Laboratory Corp. of America Holdings	10,817	1,481
* Henry Schein Inc.	8,648	1,416
* Incyte Corp.	17,068	1,384
* Medivation Inc.	16,855	1,358
Perrigo Co. plc	14,432	1,313
Quest Diagnostics Inc.	14,997	1,242
* Centene Corp.	17,607	1,202
* DaVita HealthCare Partners Inc.	17,592	1,137
* Hologic Inc.	29,517	1,134
Universal Health Services Inc. Class B	9,049	1,091
* IDEXX Laboratories Inc.	9,361	1,055
ResMed Inc.	14,684	979
* Varian Medical Systems Inc.	9,891	951
Cooper Cos. Inc.	4,954	921
* Mallinckrodt plc	11,500	857
Teleflex Inc.	4,665	854
* DexCom Inc.	8,643	787
* Align Technology Inc.	7,497	697
* Alkermes plc	15,821	693
* Quintiles Transnational Holdings Inc.	8,504	657
* MEDNAX Inc.	9,739	641
* QIAGEN NV	23,731	629
West Pharmaceutical Services Inc.	7,574	620
PerkinElmer Inc.	11,373	606
* VCA Inc.	8,028	568
* United Therapeutics Corp.	4,562	558
* Alnylam Pharmaceuticals Inc.	7,746	541
* WellCare Health Plans Inc.	4,687	528
* athenahealth Inc.	4,139	507
* ABIOMED Inc.	4,208	496
* Endo International plc	21,854	452
* Neurocrine Biosciences Inc.	9,150	443
* Seattle Genetics Inc.	9,872	440
* Veeva Systems Inc. Class A	10,332	423
* Charles River Laboratories International Inc.	4,933	411
* Envision Healthcare Holdings Inc.	19,111	410
Patterson Cos. Inc.	8,855	407
Bio-Techne Corp.	3,820	402
Hill-Rom Holdings Inc.	6,726	399
* Acadia Healthcare Co. Inc.	7,444	381
* Amsurg Corp.	5,747	373
* Ionis Pharmaceuticals Inc.	12,573	373
* Alere Inc.	8,946	350
* Brookdale Senior Living Inc.	19,261	332
* ACADIA Pharmaceuticals Inc.	10,258	330
* Bio-Rad Laboratories Inc. Class A	2,155	321

10

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*,^	OPKO Health Inc.	32,707	298
*	Allscripts Healthcare Solutions Inc.	20,112	260
*	Intercept Pharmaceuticals Inc.	1,729	256
	Bruker Corp.	11,081	248
*	LifePoint Health Inc.	4,149	235
*	Akorn Inc.	8,462	228
*	VWR Corp.	7,934	221
*	Tenet Healthcare Corp.	8,095	193
*	Juno Therapeutics Inc.	6,383	189
*	Premier Inc. Class A	4,846	153
*	Intrexon Corp.	5,866	148
*	Agios Pharmaceuticals Inc.	3,088	114
*	Quorum Health Corp.	35	—
			312,416
Materials & Processing (3.6%)
	EI du Pont de Nemours & Co.	92,329	6,426
	Dow Chemical Co.	118,574	6,360
	Monsanto Co.	46,058	4,905
	Praxair Inc.	30,050	3,667
	Ecolab Inc.	27,442	3,377
	Air Products & Chemicals Inc.	20,676	3,218
	PPG Industries Inc.	27,989	2,963
	LyondellBasell Industries NV Class A	36,604	2,888
	Sherwin-Williams Co.	8,485	2,407
	Newmont Mining Corp.	56,190	2,149
	International Paper Co.	43,314	2,100
	Ingersoll-Rand plc	27,291	1,855
	Nucor Corp.	33,327	1,617
	Vulcan Materials Co.	13,961	1,590
	Freeport-McMoRan Inc.	140,914	1,450
	Ball Corp.	17,966	1,423
	Alcoa Inc.	138,820	1,399
	Fastenal Co.	30,245	1,304
	WestRock Co.	26,474	1,268
	Acuity Brands Inc.	4,566	1,256
	Masco Corp.	34,892	1,238
	Martin Marietta Materials Inc.	6,659	1,219
	International Flavors & Fragrances Inc.	8,357	1,158
	Mosaic Co.	36,760	1,105
	Eastman Chemical Co.	15,417	1,047
	Celanese Corp. Class A	15,511	999
	Sealed Air Corp.	20,675	974
	Albemarle Corp.	11,664	933
	Valspar Corp.	8,267	871
	Ashland Inc.	6,627	776
	Packaging Corp. of America	9,842	774
*	Crown Holdings Inc.	14,229	772
	RPM International Inc.	13,717	748
	Owens Corning	12,138	667
	FMC Corp.	14,192	666
	Lennox International Inc.	4,124	664
	CF Industries Holdings Inc.	24,785	644
	Steel Dynamics Inc.	24,558	605
	WR Grace & Co.	7,473	584
*	Berry Plastics Group Inc.	12,846	583
	Reliance Steel & Aluminum Co.	7,361	531
	Sonoco Products Co.	10,294	530
	Bemis Co. Inc.	9,942	523
	Royal Gold Inc.	6,917	507
*	Axalta Coating Systems Ltd.	17,532	502
	AptarGroup Inc.	6,415	500
	Graphic Packaging Holding Co.	33,846	485
	Hexcel Corp.	9,451	424
	Tahoe Resources Inc.	31,957	417

11

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
Watsco Inc.	2,750	407
Eagle Materials Inc.	5,038	405
Scotts Miracle-Gro Co. Class A	4,729	392
Huntsman Corp.	21,283	368
NewMarket Corp.	794	345
United States Steel Corp.	16,547	322
Cabot Corp.	6,402	319
* Owens-Illinois Inc.	16,836	302
Valmont Industries Inc.	2,267	296
Compass Minerals International Inc.	3,678	274
* USG Corp.	8,977	246
Domtar Corp.	6,431	240
Timken Co.	6,992	237
Southern Copper Corp.	8,451	218
Silgan Holdings Inc.	4,351	209
* Armstrong World Industries Inc.	4,708	205
Westlake Chemical Corp.	3,905	202
* Platform Specialty Products Corp.	16,262	147
		80,202
Producer Durables (10.2%)
General Electric Co.	972,045	30,367
3M Co.	62,094	11,130
Honeywell International Inc.	80,379	9,381
United Technologies Corp.	81,984	8,726
Union Pacific Corp.	89,023	8,504
Boeing Co.	62,995	8,155
United Parcel Service Inc. Class B	72,889	7,961
Accenture plc Class A	65,823	7,570
Lockheed Martin Corp.	26,843	6,522
Caterpillar Inc.	58,812	4,820
Raytheon Co.	31,359	4,394
FedEx Corp.	26,294	4,337
Automatic Data Processing Inc.	48,089	4,319
General Dynamics Corp.	25,764	3,922
Northrop Grumman Corp.	17,574	3,727
Illinois Tool Works Inc.	30,959	3,680
Emerson Electric Co.	67,624	3,562
Eaton Corp. plc	48,271	3,212
Delta Air Lines Inc.	81,510	2,996
Waste Management Inc.	46,788	2,992
Norfolk Southern Corp.	31,133	2,923
CSX Corp.	100,834	2,852
Deere & Co.	33,186	2,806
Southwest Airlines Co.	67,292	2,482
PACCAR Inc.	35,966	2,152
Cummins Inc.	16,561	2,080
Paychex Inc.	33,979	2,062
American Airlines Group Inc.	55,968	2,032
Stanley Black & Decker Inc.	15,657	1,938
Roper Technologies Inc.	10,487	1,862
Tyco International plc	42,128	1,840
* United Continental Holdings Inc.	35,202	1,775
Parker-Hannifin Corp.	14,008	1,716
Fortive Corp.	32,548	1,714
Rockwell Automation Inc.	13,692	1,587
* TransDigm Group Inc.	5,236	1,493
WW Grainger Inc.	5,831	1,345
* Verisk Analytics Inc. Class A	16,019	1,330
* Waters Corp.	8,012	1,260
Republic Services Inc. Class A	24,762	1,251
L-3 Communications Holdings Inc.	8,107	1,207
AMETEK Inc.	24,272	1,183
Dover Corp.	16,172	1,172
Textron Inc.	28,612	1,169

12

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
Rockwell Collins Inc.	13,724	1,149
Pentair plc	17,603	1,128
* Mettler-Toledo International Inc.	2,789	1,124
Cintas Corp.	9,395	1,104
Kansas City Southern	11,306	1,094
CH Robinson Worldwide Inc.	15,141	1,051
Xerox Corp.	104,885	1,033
Expeditors International of Washington Inc.	19,231	974
Xylem Inc.	18,881	960
Snap-on Inc.	6,139	941
Alaska Air Group Inc.	12,784	863
Huntington Ingalls Industries Inc.	4,945	817
* United Rentals Inc.	9,372	771
Fluor Corp.	14,797	768
* HD Supply Holdings Inc.	21,193	765
* Middleby Corp.	5,898	756
* Stericycle Inc.	8,748	752
IDEX Corp.	8,038	751
JB Hunt Transport Services Inc.	9,314	739
AO Smith Corp.	7,654	738
Allegion plc	10,252	730
* Trimble Navigation Ltd.	26,513	726
Avery Dennison Corp.	9,316	721
* CoStar Group Inc.	3,406	706
Carlisle Cos. Inc.	6,668	699
Wabtec Corp.	9,009	690
Flowserve Corp.	13,734	664
* Jacobs Engineering Group Inc.	12,483	658
Macquarie Infrastructure Corp.	7,886	630
* Spirit AeroSystems Holdings Inc. Class A	13,666	626
Hubbell Inc. Class B	5,691	616
Nordson Corp.	5,939	586
* Keysight Technologies Inc.	18,284	556
Toro Co.	5,695	553
B/E Aerospace Inc.	10,938	553
ManpowerGroup Inc.	7,600	543
* JetBlue Airways Corp.	33,752	538
* Copart Inc.	10,265	524
* Old Dominion Freight Line Inc.	7,295	519
Robert Half International Inc.	13,483	517
Donaldson Co. Inc.	13,516	508
* AECOM	15,780	487
Orbital ATK Inc.	6,001	453
FLIR Systems Inc.	14,501	447
Graco Inc.	5,727	422
Lincoln Electric Holdings Inc.	6,522	415
Oshkosh Corp.	7,624	411
* Genesee & Wyoming Inc. Class A	5,913	402
Allison Transmission Holdings Inc.	14,374	399
Trinity Industries Inc.	16,034	392
BWX Technologies Inc.	10,031	389
* Quanta Services Inc.	15,098	388
* Zebra Technologies Corp.	5,475	383
Crane Co.	5,903	380
Pitney Bowes Inc.	20,019	376
RR Donnelley & Sons Co.	21,927	375
Ryder System Inc.	5,697	373
* Genpact Ltd.	15,753	373
Booz Allen Hamilton Holding Corp. Class A	12,254	372
AGCO Corp.	7,430	361
^ MSC Industrial Direct Co. Inc. Class A	4,911	359
ITT Inc.	9,419	341
Chicago Bridge & Iron Co. NV	10,987	327
* Colfax Corp.	10,589	314

13

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
* Spirit Airlines Inc.	7,788	311
National Instruments Corp.	11,041	309
Landstar System Inc.	4,434	307
Air Lease Corp. Class A	10,289	302
* Kirby Corp.	5,719	298
Regal Beloit Corp.	4,811	295
Rollins Inc.	10,317	294
* WESCO International Inc.	4,526	281
Terex Corp.	11,356	276
* Clean Harbors Inc.	5,566	266
^ Copa Holdings SA Class A	3,275	250
Lexmark International Inc. Class A	6,238	223
* Manitowoc Foodservice Inc.	13,835	223
HEICO Corp. Class A	3,872	220
KBR Inc.	14,561	214
Covanta Holding Corp.	11,671	174
HEICO Corp.	1,869	127
* Herc Holdings Inc.	2,314	78
		228,036
Technology (17.4%)
Apple Inc.	578,995	61,431
Microsoft Corp.	800,109	45,974
* Facebook Inc. Class A	237,040	29,896
* Alphabet Inc. Class A	31,114	24,575
* Alphabet Inc. Class C	31,240	23,963
Intel Corp.	499,388	17,923
Cisco Systems Inc.	531,729	16,718
International Business Machines Corp.	92,855	14,753
Oracle Corp.	312,366	12,876
QUALCOMM Inc.	155,179	9,787
Texas Instruments Inc.	106,210	7,386
Broadcom Ltd.	39,822	7,025
EMC Corp.	206,048	5,973
* salesforce.com Inc.	67,549	5,365
* Adobe Systems Inc.	51,482	5,267
* Yahoo! Inc.	91,637	3,917
Hewlett Packard Enterprise Co.	182,245	3,915
* Cognizant Technology Solutions Corp. Class A	63,705	3,659
Applied Materials Inc.	114,745	3,424
NVIDIA Corp.	53,726	3,296
Intuit Inc.	25,768	2,872
HP Inc.	183,000	2,630
Corning Inc.	113,489	2,575
* Electronic Arts Inc.	30,666	2,491
Activision Blizzard Inc.	59,059	2,443
* LinkedIn Corp. Class A	12,399	2,390
Analog Devices Inc.	32,196	2,014
Amphenol Corp. Class A	31,720	1,976
* Micron Technology Inc.	108,783	1,794
Lam Research Corp.	16,780	1,566
Symantec Corp.	64,430	1,555
* SBA Communications Corp. Class A	13,163	1,503
Skyworks Solutions Inc.	20,026	1,499
* Autodesk Inc.	22,180	1,495
Linear Technology Corp.	25,194	1,467
Xilinx Inc.	26,695	1,447
* Citrix Systems Inc.	16,355	1,426
Motorola Solutions Inc.	18,465	1,422
* Red Hat Inc.	19,038	1,389
Western Digital Corp.	29,627	1,383
Microchip Technology Inc.	22,072	1,366
* Twitter Inc.	66,984	1,287
Harris Corp.	13,207	1,228
Maxim Integrated Products Inc.	29,940	1,219

14

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	ServiceNow Inc.	16,733	1,216
*	Palo Alto Networks Inc.	9,088	1,210
	KLA-Tencor Corp.	16,424	1,138
	NetApp Inc.	30,699	1,062
	CA Inc.	30,427	1,032
*	Workday Inc. Class A	12,133	1,029
*	Akamai Technologies Inc.	18,179	998
	CDK Global Inc.	16,341	947
	Amdocs Ltd.	15,633	940
*	Synopsys Inc.	15,785	936
	Juniper Networks Inc.	39,288	907
*	ANSYS Inc.	9,410	895
*	F5 Networks Inc.	7,049	865
*	Splunk Inc.	13,886	809
*	Cadence Design Systems Inc.	31,446	800
*	Gartner Inc.	8,443	768
*	Qorvo Inc.	13,266	762
	CDW Corp.	17,007	759
*	VeriSign Inc.	10,010	745
	Computer Sciences Corp.	14,649	689
*,^	VMware Inc. Class A	8,465	621
*	Arrow Electronics Inc.	9,378	617
	Sabre Corp.	21,779	613
*	Ultimate Software Group Inc.	2,911	608
	SS&C Technologies Holdings Inc.	17,417	574
*	Tyler Technologies Inc.	3,472	569
	Avnet Inc.	13,580	566
^	Leidos Holdings Inc.	13,870	562
*	ARRIS International plc	19,769	555
*	Fortinet Inc.	15,345	555
	Marvell Technology Group Ltd.	43,147	535
	Ingram Micro Inc.	15,157	530
*	PTC Inc.	12,004	512
*	IMS Health Holdings Inc.	16,381	488
*	ON Semiconductor Corp.	44,078	476
*	Guidewire Software Inc.	7,662	471
*	NetSuite Inc.	4,268	465
	FEI Co.	4,352	463
*	Manhattan Associates Inc.	7,628	462
	Brocade Communications Systems Inc.	49,515	445
	IAC/InterActiveCorp	7,570	444
	Teradyne Inc.	21,047	443
	CSRA Inc.	17,398	442
*	NCR Corp.	13,008	440
*	Teradata Corp.	13,776	437
	Cognex Corp.	8,492	423
	DST Systems Inc.	3,373	410
	Jabil Circuit Inc.	19,264	408
*	CommScope Holding Co. Inc.	13,766	407
	Cypress Semiconductor Corp.	32,931	393
*	Rackspace Hosting Inc.	11,351	357
*	Nuance Communications Inc.	23,675	345
*	Tableau Software Inc. Class A	5,855	340
*	IPG Photonics Corp.	3,778	329
*	Arista Networks Inc.	3,995	318
*	Yelp Inc. Class A	7,090	273
	Dolby Laboratories Inc. Class A	5,525	270
*	Cree Inc.	10,003	240
*	VeriFone Systems Inc.	11,466	228
*	FireEye Inc.	15,164	218
*	Zynga Inc. Class A	78,402	214
*	Groupon Inc. Class A	37,034	197
*	EchoStar Corp. Class A	4,627	179
*	GoDaddy Inc. Class A	4,793	155

15

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Black Knight Financial Services Inc. Class A	2,578	101
*	Inovalon Holdings Inc. Class A	6,037	95
*	Atlassian Corp. plc Class A	2,456	72
*	Match Group Inc.	3,460	56
*	CommerceHub Inc.	2,775	41
*	CommerceHub Inc. Class A	1,389	21
			387,050
Utilities (5.7%)
	AT&T Inc.	650,727	26,602
	Verizon Communications Inc.	430,977	22,553
	NextEra Energy Inc.	48,627	5,881
	Duke Energy Corp.	72,920	5,809
	Southern Co.	99,192	5,092
	Dominion Resources Inc.	65,044	4,824
	American Electric Power Co. Inc.	51,960	3,355
	PG&E Corp.	52,407	3,246
	Exelon Corp.	93,708	3,186
	Sempra Energy	26,400	2,762
	PPL Corp.	71,548	2,488
	Edison International	33,366	2,426
	Consolidated Edison Inc.	32,206	2,424
	Public Service Enterprise Group Inc.	53,034	2,268
	Xcel Energy Inc.	53,667	2,220
	WEC Energy Group Inc.	33,423	2,001
	Eversource Energy	33,247	1,794
	DTE Energy Co.	18,937	1,759
	CenturyLink Inc.	56,505	1,571
*	Level 3 Communications Inc.	30,725	1,525
	Entergy Corp.	18,818	1,472
	FirstEnergy Corp.	44,898	1,470
*	T-Mobile US Inc.	30,008	1,391
	American Water Works Co. Inc.	18,787	1,390
	Ameren Corp.	25,614	1,266
	CMS Energy Corp.	29,316	1,230
	CenterPoint Energy Inc.	45,745	1,028
	SCANA Corp.	13,770	973
	Alliant Energy Corp.	24,164	917
	Pinnacle West Capital Corp.	11,596	870
	AES Corp.	70,396	850
	UGI Corp.	18,053	821
	Westar Energy Inc. Class A	14,831	815
	NiSource Inc.	33,453	801
	Atmos Energy Corp.	10,611	782
	ITC Holdings Corp.	15,881	718
	OGE Energy Corp.	20,874	650
	Frontier Communications Corp.	123,511	568
	Aqua America Inc.	18,529	563
	Piedmont Natural Gas Co. Inc.	8,488	510
*	Zayo Group Holdings Inc.	17,554	509
*,^	Sprint Corp.	80,605	498
	MDU Resources Group Inc.	20,280	478
	Questar Corp.	18,952	474
*	Calpine Corp.	36,536	456
	National Fuel Gas Co.	7,768	443
	Great Plains Energy Inc.	16,015	435
	Vectren Corp.	8,668	424
	NRG Energy Inc.	33,843	410
	Hawaiian Electric Industries Inc.	11,259	338
	Telephone & Data Systems Inc.	10,365	289
	Avangrid Inc.	6,115	254
*	United States Cellular Corp.	1,195	44

			127,923
Total Common Stocks (Cost $1,899,451)			2,220,217

16

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2016

					Market
					Value
		Coupon		Shares	($000)
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.3%)
2,3	Vanguard Market Liquidity Fund	0.612%		66,306	6,631

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.0%)
4,5	Federal Home Loan Bank Discount Notes	0.501%	10/19/16	300	300
4	Federal Home Loan Bank Discount Notes	0.401%	12/23/16	100	100
6	Freddie Mac Discount Notes	0.300%	11/8/16	100	100

					500

Total Temporary Cash Investments (Cost $7,131)					7,131
Total Investments (100.0%) (Cost $1,906,582)					2,227,348
Other Assets and Liabilities—Net (0.0%)[3]					654
Net Assets (100%)					2,228,002

*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,422,000.
1	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Includes $3,619,000 of collateral received for securities on loan.
4	The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5	Securities with a value of $300,000 have been segregated as initial margin for open futures contracts.
6	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
REIT—Real Estate Investment Trust.

17

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)

Common Stocks (99.7%)[1]
Consumer Discretionary (5.9%)
Wal-Mart Stores Inc.	308,761	22,058
Ford Motor Co.	793,233	9,995
General Motors Co.	286,325	9,140
Target Corp.	107,413	7,539
Time Warner Inc.	54,850	4,301
Johnson Controls Inc.	92,530	4,060
Carnival Corp.	82,936	3,964
L Brands Inc.	40,238	3,067
Royal Caribbean Cruises Ltd.	34,289	2,438
Whirlpool Corp.	13,604	2,430
Comcast Corp. Class A	36,743	2,398
Macy's Inc.	62,688	2,268
Best Buy Co. Inc.	56,769	2,184
* MGM Resorts International	87,256	2,085
PVH Corp.	16,375	1,765
Coach Inc.	45,706	1,745
Kohl's Corp.	37,527	1,665
Tiffany & Co.	22,297	1,591
Goodyear Tire & Rubber Co.	54,091	1,588
* Liberty Broadband Corp.	20,586	1,411
News Corp. Class A	97,787	1,375
BorgWarner Inc.	38,851	1,336
Bed Bath & Beyond Inc.	27,132	1,258
* Liberty SiriusXM Group	37,322	1,240
Twenty-First Century Fox Inc. Class A	48,695	1,195
Staples Inc.	131,563	1,126
Ralph Lauren Corp. Class A	10,809	1,120
Garmin Ltd.	22,707	1,114
Starwood Hotels & Resorts Worldwide Inc.	14,116	1,093
Aramark	28,096	1,066
Gap Inc.	42,532	1,058
PulteGroup Inc.	49,376	1,055
* Norwegian Cruise Line Holdings Ltd.	29,384	1,055
DR Horton Inc.	31,308	1,004
H&R Block Inc.	45,798	992
TEGNA Inc.	44,371	899
* Liberty Ventures Class A	22,285	859
Nielsen Holdings plc	16,033	854
* Liberty Interactive Corp. QVC Group Class A	39,579	836
Lennar Corp. Class A	17,086	808
CST Brands Inc.	15,076	721
Harman International Industries Inc.	7,635	647
* Madison Square Garden Co. Class A	3,526	637
* Liberty SiriusXM Group Class A	18,887	633
* JC Penney Co. Inc.	63,692	601
^ GameStop Corp. Class A	20,858	592
Twenty-First Century Fox Inc.	23,792	591
* Hertz Global Holdings Inc.	11,799	581
* Mohawk Industries Inc.	2,643	562
Tribune Media Co. Class A	14,367	547
John Wiley & Sons Inc. Class A	9,121	530
Outfront Media Inc.	23,337	521
* Toll Brothers Inc.	16,706	519
* DISH Network Corp. Class A	10,159	510
* Burlington Stores Inc.	6,165	501
CalAtlantic Group Inc.	13,333	487
International Game Technology plc	19,793	452
* Cabela's Inc.	8,974	440
Graham Holdings Co. Class B	893	438
* Vista Outdoor Inc.	10,075	401
* Liberty Broadband Corp. Class A	5,765	389

18

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
* AutoNation Inc.	8,060	382
Gentex Corp.	20,834	371
Penske Automotive Group Inc.	8,012	363
Marriott International Inc. Class A	4,917	351
Viacom Inc. Class B	8,420	340
* Live Nation Entertainment Inc.	11,765	314
Hilton Worldwide Holdings Inc.	13,150	314
Lear Corp.	2,477	288
* Hyatt Hotels Corp. Class A	4,726	253
^ Regal Entertainment Group Class A	11,299	242
Dillard's Inc. Class A	3,989	240
Dick's Sporting Goods Inc.	4,047	237
* Murphy USA Inc.	3,014	220
Foot Locker Inc.	2,925	192
Genuine Parts Co.	1,844	190
Wendy's Co.	17,407	177
Extended Stay America Inc.	12,350	175
AMERCO	455	156
Brunswick Corp.	3,203	147
* Urban Outfitters Inc.	3,830	137
Lions Gate Entertainment Corp.	6,487	136
Wynn Resorts Ltd.	1,324	118
Signet Jewelers Ltd.	1,332	109
^ Coty Inc. Class A	3,885	105
* Discovery Communications Inc.	4,179	104
* Michaels Cos. Inc.	4,184	100
Choice Hotels International Inc.	2,008	97
* Pandora Media Inc.	6,000	84
News Corp. Class B	5,454	79
* Fitbit Inc. Class A	4,579	71
* Discovery Communications Inc. Class A	2,406	61
Lennar Corp. Class B	1,010	38
Clear Channel Outdoor Holdings Inc. Class A	4,340	29
		126,555
Consumer Staples (7.8%)
Procter & Gamble Co.	544,172	47,512
Philip Morris International Inc.	282,380	28,218
Mondelez International Inc. Class A	305,369	13,748
Walgreens Boots Alliance Inc.	139,200	11,235
Colgate-Palmolive Co.	145,622	10,826
Kraft Heinz Co.	105,946	9,481
Coca-Cola Co.	200,092	8,690
Archer-Daniels-Midland Co.	117,524	5,143
PepsiCo Inc.	38,341	4,093
Molson Coors Brewing Co. Class B	34,939	3,575
JM Smucker Co.	23,554	3,340
Reynolds American Inc.	64,450	3,195
Tyson Foods Inc. Class A	31,552	2,384
Mead Johnson Nutrition Co.	24,359	2,072
Bunge Ltd.	28,266	1,806
Whole Foods Market Inc.	53,743	1,633
Kimberly-Clark Corp.	10,833	1,387
Pinnacle Foods Inc.	23,525	1,192
CVS Health Corp.	12,645	1,181
* Edgewell Personal Care Co.	12,128	970
ConAgra Foods Inc.	18,427	859
* TreeHouse Foods Inc.	7,721	731
Ingredion Inc.	4,226	579
Clorox Co.	3,922	514
* Post Holdings Inc.	5,511	467
Nu Skin Enterprises Inc. Class A	8,030	465
Energizer Holdings Inc.	8,529	421
Kellogg Co.	4,041	332
Hormel Foods Corp.	7,214	276

19

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
Pilgrim's Pride Corp.	10,779	249
* Hain Celestial Group Inc.	5,039	185
Brown-Forman Corp. Class B	2,432	118
Flowers Foods Inc.	3,262	49
Brown-Forman Corp. Class A	628	32
		166,958
Energy (13.0%)
Exxon Mobil Corp.	846,476	73,762
Chevron Corp.	383,743	38,597
Schlumberger Ltd.	284,352	22,464
Occidental Petroleum Corp.	155,864	11,978
ConocoPhillips	253,491	10,406
EOG Resources Inc.	99,623	8,816
Kinder Morgan Inc.	393,135	8,590
Halliburton Co.	174,533	7,507
Phillips 66	92,129	7,227
Pioneer Natural Resources Co.	33,227	5,949
Anadarko Petroleum Corp.	104,402	5,582
Valero Energy Corp.	96,028	5,315
Marathon Petroleum Corp.	107,537	4,571
Baker Hughes Inc.	89,528	4,398
Devon Energy Corp.	97,297	4,216
Spectra Energy Corp.	115,346	4,109
* Concho Resources Inc.	28,802	3,721
Williams Cos. Inc.	116,591	3,258
Hess Corp.	57,383	3,116
Noble Energy Inc.	86,537	2,984
Marathon Oil Corp.	172,517	2,591
National Oilwell Varco Inc.	76,768	2,575
EQT Corp.	35,038	2,505
Cimarex Energy Co.	16,084	2,126
Tesoro Corp.	24,447	1,844
* Cheniere Energy Inc.	40,883	1,754
Targa Resources Corp.	31,719	1,382
Range Resources Corp.	33,880	1,307
* Newfield Exploration Co.	30,056	1,303
* FMC Technologies Inc.	45,736	1,290
Helmerich & Payne Inc.	19,854	1,200
Apache Corp.	23,954	1,190
* Diamondback Energy Inc.	11,977	1,141
Energen Corp.	19,764	1,136
* Parsley Energy Inc. Class A	30,338	1,027
* Weatherford International plc	182,232	997
* Antero Resources Corp.	36,740	939
QEP Resources Inc.	49,053	937
Murphy Oil Corp.	33,412	893
CONSOL Energy Inc.	46,904	855
HollyFrontier Corp.	32,681	846
* WPX Energy Inc.	68,656	824
* Gulfport Energy Corp.	25,546	731
* Chesapeake Energy Corp.	113,162	719
Cabot Oil & Gas Corp.	28,085	692
* Transocean Ltd.	70,879	687
SM Energy Co.	17,541	664
* Rice Energy Inc.	24,266	638
World Fuel Services Corp.	13,906	620
* First Solar Inc.	15,266	577
Patterson-UTI Energy Inc.	29,362	572
Nabors Industries Ltd.	55,703	554
Oceaneering International Inc.	19,840	526
Superior Energy Services Inc.	30,339	511
* Continental Resources Inc.	9,805	470
Ensco plc Class A	61,906	470
PBF Energy Inc. Class A	19,488	427

20

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Dril-Quip Inc.	7,645	425
*	Laredo Petroleum Inc.	29,885	367
	Rowan Cos. plc Class A	25,821	322
*	Whiting Petroleum Corp.	40,109	292
	Noble Corp. plc	49,132	283
*	SolarCity Corp.	13,677	283
*	Memorial Resource Development Corp.	17,233	248
	Diamond Offshore Drilling Inc.	12,726	235
*	Kosmos Energy Ltd.	34,225	213
*,^	RPC Inc.	12,266	188
*,^	SunPower Corp. Class A	11,449	114
^	Frank's International NV	8,408	97
			279,153
Financial Services (29.1%)
*	Berkshire Hathaway Inc. Class B	386,066	58,099
	JPMorgan Chase & Co.	743,072	50,157
	Wells Fargo & Co.	932,868	47,390
	Bank of America Corp.	2,098,277	33,866
	Citigroup Inc.	599,378	28,614
	US Bancorp	331,368	14,630
	American International Group Inc.	226,160	13,531
	Goldman Sachs Group Inc.	78,653	13,329
	Chubb Ltd.	94,377	11,979
	American Express Co.	165,087	10,826
	BlackRock Inc.	25,506	9,509
	Morgan Stanley	291,608	9,349
	PNC Financial Services Group Inc.	101,866	9,178
	Bank of New York Mellon Corp.	214,035	8,919
	MetLife Inc.	189,534	8,226
	Capital One Financial Corp.	105,390	7,546
	CME Group Inc.	69,046	7,481
	Prudential Financial Inc.	90,349	7,172
	Travelers Cos. Inc.	59,579	7,073
	BB&T Corp.	166,163	6,397
	Aflac Inc.	82,098	6,090
	State Street Corp.	80,693	5,668
	Prologis Inc.	106,700	5,667
	Welltower Inc.	72,934	5,598
	Allstate Corp.	76,419	5,270
	AvalonBay Communities Inc.	28,019	4,904
	Weyerhaeuser Co.	151,486	4,825
	Synchrony Financial	171,984	4,786
	Equity Residential	72,740	4,719
	SunTrust Banks Inc.	102,068	4,498
	HCP Inc.	95,061	3,739
	Boston Properties Inc.	25,950	3,636
	M&T Bank Corp.	30,442	3,602
	Vornado Realty Trust	34,808	3,596
	Intercontinental Exchange Inc.	12,447	3,510
	Progressive Corp.	106,843	3,479
	Realty Income Corp.	52,658	3,461
	Discover Financial Services	57,627	3,458
	Ventas Inc.	47,507	3,452
	General Growth Properties Inc.	116,982	3,409
	Hartford Financial Services Group Inc.	79,569	3,268
	Fifth Third Bancorp	156,670	3,158
	Northern Trust Corp.	42,089	2,971
	KeyCorp	219,224	2,753
	Franklin Resources Inc.	73,588	2,686
	Principal Financial Group Inc.	54,455	2,672
	Host Hotels & Resorts Inc.	149,787	2,669
*	Markel Corp.	2,779	2,588
	Regions Financial Corp.	257,115	2,563
	Thomson Reuters Corp.	61,216	2,540

21

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
Kimco Realty Corp.	82,084	2,467
Loews Corp.	57,127	2,391
Macerich Co.	29,120	2,385
Cincinnati Financial Corp.	30,464	2,349
SL Green Realty Corp.	19,902	2,343
Fidelity National Information Services Inc.	28,603	2,269
Ameriprise Financial Inc.	22,156	2,240
Annaly Capital Management Inc.	207,803	2,226
Huntington Bancshares Inc.	218,747	2,190
Invesco Ltd.	70,043	2,185
VEREIT Inc.	196,282	2,051
FNF Group	53,716	2,025
Duke Realty Corp.	70,358	1,978
UDR Inc.	53,955	1,952
* Arch Capital Group Ltd.	23,282	1,884
Ally Financial Inc.	91,568	1,835
Lincoln National Corp.	37,392	1,796
Essex Property Trust Inc.	7,668	1,741
Unum Group	48,859	1,740
Comerica Inc.	35,536	1,680
Nasdaq Inc.	23,011	1,639
Everest Re Group Ltd.	8,469	1,638
* Alleghany Corp.	3,030	1,625
Citizens Financial Group Inc.	63,844	1,581
Torchmark Corp.	24,279	1,570
Alexandria Real Estate Equities Inc.	14,094	1,552
Charles Schwab Corp.	48,835	1,536
Camden Property Trust	17,330	1,521
* E*TRADE Financial Corp.	56,852	1,500
Raymond James Financial Inc.	25,727	1,497
CIT Group Inc.	40,395	1,490
New York Community Bancorp Inc.	96,729	1,462
National Retail Properties Inc.	28,931	1,449
Mid-America Apartment Communities Inc.	15,220	1,431
Apartment Investment & Management Co.	31,600	1,428
Reinsurance Group of America Inc. Class A	13,027	1,398
Regency Centers Corp.	17,347	1,397
WP Carey Inc.	20,864	1,391
Kilroy Realty Corp.	18,619	1,352
American Campus Communities Inc.	26,526	1,329
American Capital Agency Corp.	67,038	1,295
Spirit Realty Capital Inc.	97,186	1,288
* XL Group Ltd.	37,578	1,286
Leucadia National Corp.	67,007	1,283
Simon Property Group Inc.	5,930	1,278
Zions Bancorporation	41,126	1,258
Voya Financial Inc.	42,011	1,228
Liberty Property Trust	29,749	1,227
DDR Corp.	62,718	1,186
WR Berkley Corp.	19,598	1,164
Assurant Inc.	12,666	1,134
Brixmor Property Group Inc.	38,867	1,110
Forest City Realty Trust Inc. Class A	46,620	1,103
East West Bancorp Inc.	29,364	1,091
Starwood Property Trust Inc.	47,239	1,082
Jones Lang LaSalle Inc.	9,237	1,078
Douglas Emmett Inc.	28,485	1,070
Axis Capital Holdings Ltd.	18,661	1,061
American Financial Group Inc.	13,957	1,049
PacWest Bancorp	24,100	1,044
Highwoods Properties Inc.	19,475	1,033
People's United Financial Inc.	62,993	1,024
RenaissanceRe Holdings Ltd.	8,523	1,020
EPR Properties	12,838	1,005

22

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
Navient Corp.	68,943	991
Hospitality Properties Trust	32,439	989
Weingarten Realty Investors	23,772	981
Sun Communities Inc.	12,761	976
Old Republic International Corp.	49,279	948
Senior Housing Properties Trust	42,389	947
First American Financial Corp.	21,826	940
STORE Capital Corp.	30,842	914
DCT Industrial Trust Inc.	18,315	892
Digital Realty Trust Inc.	8,982	890
* Howard Hughes Corp.	7,433	879
Commerce Bancshares Inc.	17,111	867
Endurance Specialty Holdings Ltd.	13,151	866
Omega Healthcare Investors Inc.	23,651	856
Synovus Financial Corp.	25,614	847
Brown & Brown Inc.	22,467	842
Lazard Ltd. Class A	22,669	839
Retail Properties of America Inc.	49,166	836
Popular Inc.	21,147	831
T. Rowe Price Group Inc.	11,789	820
White Mountains Insurance Group Ltd.	973	802
Realogy Holdings Corp.	29,748	798
* Equity Commonwealth	25,375	794
Cullen/Frost Bankers Inc.	10,834	790
Communications Sales & Leasing Inc.	24,734	772
Validus Holdings Ltd.	15,056	765
Assured Guaranty Ltd.	27,482	763
Allied World Assurance Co. Holdings AG	18,136	736
Legg Mason Inc.	21,232	734
American Homes 4 Rent Class A	33,299	728
Crown Castle International Corp.	7,656	726
First Horizon National Corp.	46,805	720
Post Properties Inc.	10,659	706
Rayonier Inc.	25,327	697
Hanover Insurance Group Inc.	8,708	681
Paramount Group Inc.	37,578	676
Apple Hospitality REIT Inc.	33,039	648
Piedmont Office Realty Trust Inc. Class A	29,968	648
BankUnited Inc.	19,967	642
Bank of Hawaii Corp.	8,722	628
Two Harbors Investment Corp.	70,373	626
Chimera Investment Corp.	37,979	626
Associated Banc-Corp	30,753	610
Columbia Property Trust Inc.	25,721	607
Dun & Bradstreet Corp.	4,368	601
ProAssurance Corp.	10,575	582
MFA Financial Inc.	74,825	578
Equity One Inc.	18,580	577
Brandywine Realty Trust	35,710	576
Aspen Insurance Holdings Ltd.	12,398	570
* Signature Bank	4,499	549
Arthur J Gallagher & Co.	11,095	548
Corporate Office Properties Trust	18,970	541
NorthStar Realty Finance Corp.	37,156	496
TCF Financial Corp.	33,500	491
Care Capital Properties Inc.	15,453	463
Taubman Centers Inc.	5,955	463
LPL Financial Holdings Inc.	15,216	452
First Republic Bank	5,818	448
AmTrust Financial Services Inc.	16,604	440
Interactive Brokers Group Inc.	11,215	402
Moody's Corp.	3,702	402
Corrections Corp. of America	23,473	374
BOK Financial Corp.	5,169	357

23

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	OneMain Holdings Inc. Class A	11,257	349
*	SVB Financial Group	2,799	311
*	Western Alliance Bancorp	8,132	311
*	CoreLogic Inc.	7,566	310
	CubeSmart	11,042	304
	Mercury General Corp.	5,530	300
*	Life Storage Inc.	3,251	293
*	Santander Consumer USA Holdings Inc.	22,991	289
	TFS Financial Corp.	12,961	235
	Healthcare Trust of America Inc. Class A	6,922	234
	Empire State Realty Trust Inc.	9,656	207
*,^	Zillow Group Inc.	6,122	207
	CNA Financial Corp.	6,065	202
	TD Ameritrade Holding Corp.	5,944	195
*	Affiliated Managers Group Inc.	1,366	194
	American National Insurance Co.	1,470	172
	Erie Indemnity Co. Class A	1,465	149
*	Zillow Group Inc. Class A	3,347	113
	CyrusOne Inc.	1,682	86
	Tanger Factory Outlet Centers Inc.	1,743	71
*	SLM Corp.	7,588	56
			626,788
Health Care (11.4%)
	Johnson & Johnson	464,192	55,397
	Pfizer Inc.	1,141,902	39,738
	Merck & Co. Inc.	565,676	35,519
	Medtronic plc	286,153	24,904
	Abbott Laboratories	300,095	12,610
*	Allergan plc	32,927	7,723
	Danaher Corp.	90,777	7,390
	Thermo Fisher Scientific Inc.	43,617	6,638
	Aetna Inc.	45,993	5,387
	Anthem Inc.	39,125	4,894
	Cigna Corp.	34,545	4,431
	Baxter International Inc.	90,596	4,234
	Dentsply Sirona Inc.	46,712	2,871
*	Mylan NV	63,468	2,688
	Perrigo Co. plc	28,015	2,549
	Quest Diagnostics Inc.	28,804	2,386
	Agilent Technologies Inc.	48,939	2,299
	Zimmer Biomet Holdings Inc.	17,678	2,291
*	Mallinckrodt plc	22,185	1,654
	Universal Health Services Inc. Class B	13,062	1,574
*	Laboratory Corp. of America Holdings	11,446	1,567
*	HCA Holdings Inc.	20,114	1,520
	St. Jude Medical Inc.	17,268	1,346
*	DaVita HealthCare Partners Inc.	20,569	1,329
	Teleflex Inc.	7,230	1,324
*	QIAGEN NV	46,223	1,225
*	Express Scripts Holding Co.	15,084	1,097
	PerkinElmer Inc.	17,536	934
*	Endo International plc	41,307	855
*	United Therapeutics Corp.	6,383	781
*	Brookdale Senior Living Inc.	37,240	641
*	Bio-Rad Laboratories Inc. Class A	4,254	633
*	Centene Corp.	8,923	609
*	Alere Inc.	14,240	557
*	Acadia Healthcare Co. Inc.	9,670	495
*	Allscripts Healthcare Solutions Inc.	38,064	491
*	LifePoint Health Inc.	8,237	466
*	Quintiles Transnational Holdings Inc.	5,924	458
*	VWR Corp.	15,080	421
	Cooper Cos. Inc.	2,190	407
	Cardinal Health Inc.	4,884	389

24

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	MEDNAX Inc.	5,484	361
	Humana Inc.	1,765	315
*	Amsurg Corp.	4,844	314
*	Premier Inc. Class A	6,863	217
*	Alnylam Pharmaceuticals Inc.	2,158	151
*	Envision Healthcare Holdings Inc.	5,982	128
*	WellCare Health Plans Inc.	688	78
	Hill-Rom Holdings Inc.	881	52
*,^	OPKO Health Inc.	5,323	48
*	Juno Therapeutics Inc.	1,187	35
			246,421
Materials & Processing (3.1%)
	Dow Chemical Co.	229,071	12,287
	Newmont Mining Corp.	108,605	4,153
	International Paper Co.	83,507	4,049
	Monsanto Co.	31,098	3,312
	Nucor Corp.	65,049	3,156
	LyondellBasell Industries NV Class A	39,320	3,102
	Alcoa Inc.	267,775	2,699
	WestRock Co.	51,114	2,448
	Freeport-McMoRan Inc.	211,821	2,180
	Mosaic Co.	71,615	2,153
	Eastman Chemical Co.	30,171	2,048
	Albemarle Corp.	22,737	1,818
	Ingersoll-Rand plc	26,193	1,781
	Celanese Corp. Class A	27,353	1,762
	Ashland Inc.	12,583	1,473
	Owens Corning	23,338	1,282
	CF Industries Holdings Inc.	47,635	1,238
	Sonoco Products Co.	20,219	1,042
	Reliance Steel & Aluminum Co.	14,270	1,029
	Steel Dynamics Inc.	40,671	1,001
	Royal Gold Inc.	12,299	902
	Praxair Inc.	7,104	867
	Bemis Co. Inc.	16,403	863
	Masco Corp.	23,347	828
	Air Products & Chemicals Inc.	5,196	809
	Tahoe Resources Inc.	60,333	787
	AptarGroup Inc.	9,540	744
	Huntsman Corp.	40,146	694
	Cabot Corp.	12,393	618
	United States Steel Corp.	31,403	610
	Compass Minerals International Inc.	6,828	509
	WR Grace & Co.	6,398	500
*	USG Corp.	17,727	486
	Timken Co.	14,306	485
	Domtar Corp.	12,653	472
*	Armstrong World Industries Inc.	9,597	417
	Westlake Chemical Corp.	7,870	408
*	Platform Specialty Products Corp.	34,552	313
	Graphic Packaging Holding Co.	19,959	286
	Southern Copper Corp.	10,059	260
	FMC Corp.	5,402	254
	Martin Marietta Materials Inc.	1,209	221
	Vulcan Materials Co.	1,864	212
	Valmont Industries Inc.	939	123
	Lennox International Inc.	575	93
	Scotts Miracle-Gro Co. Class A	801	66
	NewMarket Corp.	96	42
			66,882
Producer Durables (9.4%)
	General Electric Co.	1,514,146	47,302
	United Technologies Corp.	158,482	16,867
	Union Pacific Corp.	145,346	13,885

25

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
Caterpillar Inc.	113,819	9,327
Eaton Corp. plc	93,387	6,214
Emerson Electric Co.	109,464	5,767
Norfolk Southern Corp.	60,360	5,668
CSX Corp.	195,161	5,519
Raytheon Co.	37,430	5,245
General Dynamics Corp.	29,170	4,440
Deere & Co.	48,380	4,090
Cummins Inc.	32,055	4,026
American Airlines Group Inc.	108,084	3,923
PACCAR Inc.	63,378	3,793
* United Continental Holdings Inc.	68,393	3,448
Parker-Hannifin Corp.	27,157	3,328
Stanley Black & Decker Inc.	26,664	3,300
Tyco International plc	73,413	3,207
Republic Services Inc. Class A	47,838	2,417
Fortive Corp.	45,570	2,400
L-3 Communications Holdings Inc.	15,651	2,329
Dover Corp.	31,266	2,267
Pentair plc	33,973	2,176
Kansas City Southern	22,001	2,128
Xerox Corp.	206,489	2,034
AMETEK Inc.	38,090	1,857
Roper Technologies Inc.	9,966	1,769
Textron Inc.	37,611	1,536
Fluor Corp.	28,357	1,472
* Jacobs Engineering Group Inc.	24,293	1,280
Delta Air Lines Inc.	34,789	1,278
Macquarie Infrastructure Corp.	15,184	1,214
* Keysight Technologies Inc.	35,189	1,071
ManpowerGroup Inc.	14,590	1,043
Waste Management Inc.	15,661	1,001
* JetBlue Airways Corp.	60,762	969
* AECOM	31,047	957
Carlisle Cos. Inc.	8,961	940
Orbital ATK Inc.	11,960	902
Xylem Inc.	17,534	892
FLIR Systems Inc.	28,171	868
Oshkosh Corp.	15,014	810
Allison Transmission Holdings Inc.	29,072	806
* Genesee & Wyoming Inc. Class A	11,422	777
Trinity Industries Inc.	30,161	737
Ryder System Inc.	11,019	722
AGCO Corp.	14,380	698
ITT Inc.	18,368	665
Crane Co.	10,056	647
Chicago Bridge & Iron Co. NV	21,202	631
Rockwell Automation Inc.	5,443	631
* Spirit AeroSystems Holdings Inc. Class A	12,993	595
* Colfax Corp.	19,936	592
* Spirit Airlines Inc.	14,376	575
Regal Beloit Corp.	9,178	563
* Kirby Corp.	10,610	553
Expeditors International of Washington Inc.	10,913	553
* Quanta Services Inc.	21,290	548
* WESCO International Inc.	8,546	531
Terex Corp.	21,673	526
Flowserve Corp.	10,339	500
Snap-on Inc.	3,136	481
^ Copa Holdings SA Class A	6,188	473
* Clean Harbors Inc.	9,798	468
Lexmark International Inc. Class A	12,610	452
KBR Inc.	29,829	438
Hubbell Inc. Class B	3,964	429

26

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
^ MSC Industrial Direct Co. Inc. Class A	5,576	407
* Old Dominion Freight Line Inc.	5,307	377
Alaska Air Group Inc.	4,504	304
Lincoln Electric Holdings Inc.	4,769	303
* Trimble Navigation Ltd.	11,057	303
Air Lease Corp. Class A	10,195	299
Huntington Ingalls Industries Inc.	1,496	247
* Manitowoc Foodservice Inc.	15,065	243
RR Donnelley & Sons Co.	13,033	223
* United Rentals Inc.	2,514	207
* Herc Holdings Inc.	3,869	131
* Zebra Technologies Corp.	1,844	129
National Instruments Corp.	4,261	119
IDEX Corp.	969	91
Donaldson Co. Inc.	2,194	82
* Stericycle Inc.	884	76
Avery Dennison Corp.	905	70
Booz Allen Hamilton Holding Corp. Class A	1,359	41
		203,202
Technology (9.7%)
Cisco Systems Inc.	1,027,511	32,305
Intel Corp.	878,919	31,544
Oracle Corp.	545,240	22,475
QUALCOMM Inc.	237,555	14,983
EMC Corp.	355,394	10,303
Apple Inc.	94,035	9,977
International Business Machines Corp.	56,149	8,921
* Yahoo! Inc.	177,304	7,580
Hewlett Packard Enterprise Co.	352,792	7,578
HP Inc.	353,738	5,083
Corning Inc.	219,898	4,989
Analog Devices Inc.	62,431	3,906
* Micron Technology Inc.	210,644	3,473
Western Digital Corp.	57,478	2,682
Symantec Corp.	107,159	2,586
Motorola Solutions Inc.	31,510	2,426
Harris Corp.	25,426	2,364
NetApp Inc.	58,990	2,040
CA Inc.	59,372	2,013
Xilinx Inc.	35,521	1,926
Applied Materials Inc.	63,787	1,903
Amdocs Ltd.	30,143	1,812
Juniper Networks Inc.	76,561	1,767
* Synopsys Inc.	27,708	1,643
Linear Technology Corp.	25,614	1,492
* Qorvo Inc.	23,395	1,344
Computer Sciences Corp.	28,189	1,326
* ANSYS Inc.	13,272	1,262
* Arrow Electronics Inc.	18,542	1,221
Avnet Inc.	26,215	1,093
* SBA Communications Corp. Class A	9,186	1,049
Ingram Micro Inc.	29,485	1,031
Marvell Technology Group Ltd.	82,384	1,022
Teradyne Inc.	41,639	877
Brocade Communications Systems Inc.	95,646	859
* ARRIS International plc	29,341	824
* VMware Inc. Class A	11,195	821
* ON Semiconductor Corp.	74,575	805
Jabil Circuit Inc.	37,741	800
Cypress Semiconductor Corp.	62,617	747
Lam Research Corp.	6,459	603
* PTC Inc.	12,877	549
^ Leidos Holdings Inc.	13,163	533
* Autodesk Inc.	7,808	526

27

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	Dolby Laboratories Inc. Class A	10,443	511
*	Zynga Inc. Class A	151,125	413
*	EchoStar Corp. Class A	9,284	360
*	FireEye Inc.	23,848	342
*	Cree Inc.	13,076	314
*	Twitter Inc.	15,518	298
	Skyworks Solutions Inc.	3,018	226
*	Akamai Technologies Inc.	3,718	204
	IAC/InterActiveCorp	2,947	173
*	Nuance Communications Inc.	10,513	153
*	Yelp Inc. Class A	3,010	116
*	IPG Photonics Corp.	1,087	94
	SS&C Technologies Holdings Inc.	2,489	82
*	CommerceHub Inc.	4,330	64
*	CommerceHub Inc. Class A	2,161	32
			208,445
Utilities (10.3%)
	AT&T Inc.	1,257,343	51,400
	Verizon Communications Inc.	416,795	21,811
	NextEra Energy Inc.	94,003	11,369
	Duke Energy Corp.	140,668	11,206
	Southern Co.	191,656	9,838
	Dominion Resources Inc.	117,645	8,724
	American Electric Power Co. Inc.	100,508	6,490
	PG&E Corp.	101,368	6,279
	Exelon Corp.	181,071	6,156
	Sempra Energy	51,079	5,344
	PPL Corp.	138,676	4,823
	Edison International	64,660	4,702
	Consolidated Edison Inc.	62,296	4,688
	Public Service Enterprise Group Inc.	103,405	4,422
	Xcel Energy Inc.	103,888	4,297
	WEC Energy Group Inc.	64,516	3,863
	Eversource Energy	64,529	3,483
	DTE Energy Co.	36,641	3,404
	CenturyLink Inc.	109,284	3,038
*	Level 3 Communications Inc.	59,464	2,951
	Entergy Corp.	36,399	2,846
	FirstEnergy Corp.	86,764	2,840
	American Water Works Co. Inc.	36,181	2,677
	Ameren Corp.	49,375	2,440
	CMS Energy Corp.	56,578	2,375
	CenterPoint Energy Inc.	87,713	1,971
	SCANA Corp.	26,610	1,880
	Alliant Energy Corp.	46,207	1,754
	Pinnacle West Capital Corp.	22,575	1,694
	AES Corp.	135,333	1,633
	UGI Corp.	34,864	1,586
	Westar Energy Inc. Class A	28,646	1,574
	NiSource Inc.	65,153	1,560
	Atmos Energy Corp.	20,694	1,525
	OGE Energy Corp.	40,636	1,265
	Aqua America Inc.	36,120	1,098
	Frontier Communications Corp.	238,037	1,095
*	T-Mobile US Inc.	22,171	1,027
*,^	Sprint Corp.	155,075	958
	MDU Resources Group Inc.	39,780	938
	Piedmont Natural Gas Co. Inc.	15,139	910
*	Calpine Corp.	72,791	908
	Questar Corp.	35,854	897
	National Fuel Gas Co.	15,110	862
	Great Plains Energy Inc.	31,391	853
	Vectren Corp.	16,975	830
	NRG Energy Inc.	63,619	770

28

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2016

				Market
				Value
			Shares	($000)
ITC Holdings Corp.			15,638	707
Hawaiian Electric Industries Inc.			21,662	650
Telephone & Data Systems Inc.			19,127	533
Avangrid Inc.			11,843	493
* United States Cellular Corp.			2,842	106

				221,543

Total Common Stocks (Cost $1,994,886)				2,145,947

	Coupon
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
2,3 Vanguard Market Liquidity Fund	0.612%		18,749	1,875

			Face
		Maturity	Amount
		Date	($000)
U.S. Government and Agency Obligations (0.0%)
4,5 Federal Home Loan Bank Discount Notes	0.501%	10/19/16	200	200
United States Treasury Bill	0.318%	12/1/16	100	100

				300

Total Temporary Cash Investments (Cost $2,175)				2,175
Total Investments (99.8%) (Cost $1,997,061)				2,148,122
Other Assets and Liabilities—Net (0.2%)[3,5]				4,764
Net Assets (100%)				2,152,886

*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,705,000.
1	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and -0.2%, respectively, of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Includes $1,838,000 of collateral received for securities on loan.
4	The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5	Securities with a value of $200,000 and cash of $34,000 have been segregated as initial margin for open futures contracts. REIT—Real Estate Investment Trust.

29

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)

Common Stocks (99.7%)[1]
Consumer Discretionary (22.3%)
*	Amazon.com Inc.	100,593	77,372
	Home Depot Inc.	321,958	43,181
	Walt Disney Co.	419,203	39,598
	Comcast Corp. Class A	576,675	37,634
	McDonald's Corp.	227,450	26,307
	Starbucks Corp.	368,864	20,741
	NIKE Inc. Class B	342,690	19,753
	Costco Wholesale Corp.	112,608	18,253
*	Priceline Group Inc.	12,795	18,127
	Lowe's Cos. Inc.	231,134	17,696
*	Charter Communications Inc. Class A	51,816	13,328
	TJX Cos. Inc.	170,804	13,227
	Time Warner Inc.	133,687	10,482
*	Netflix Inc.	105,544	10,285
	Yum! Brands Inc.	99,913	9,063
*	eBay Inc.	276,089	8,879
*	O'Reilly Automotive Inc.	24,424	6,838
	Newell Brands Inc.	121,010	6,423
*	Tesla Motors Inc.	30,126	6,387
	Ross Stores Inc.	101,639	6,326
*	AutoZone Inc.	7,565	5,612
	Twenty-First Century Fox Inc. Class A	220,472	5,410
	Dollar General Corp.	73,652	5,407
	VF Corp.	86,686	5,379
	CBS Corp. Class B	104,396	5,327
	Omnicom Group Inc.	61,075	5,260
	Estee Lauder Cos. Inc. Class A	55,895	4,988
	Delphi Automotive plc	70,502	4,982
*	Dollar Tree Inc.	58,575	4,844
	Las Vegas Sands Corp.	93,823	4,711
	Nielsen Holdings plc	72,711	3,874
*	Ulta Salon Cosmetics & Fragrance Inc.	15,105	3,734
	Genuine Parts Co.	35,676	3,668
	Expedia Inc.	30,867	3,368
	Viacom Inc. Class B	76,410	3,082
^	Marriott International Inc. Class A	42,317	3,018
*	Chipotle Mexican Grill Inc. Class A	7,294	3,018
*	CarMax Inc.	49,991	2,947
	Mattel Inc.	88,165	2,921
	Tractor Supply Co.	34,394	2,887
	Advance Auto Parts Inc.	18,272	2,876
*	LKQ Corp.	78,861	2,846
	Hilton Worldwide Holdings Inc.	118,759	2,835
*	Mohawk Industries Inc.	12,593	2,680
	Hanesbrands Inc.	97,556	2,589
	Fortune Brands Home & Security Inc.	39,702	2,523
	Harley-Davidson Inc.	46,861	2,470
	Interpublic Group of Cos. Inc.	103,330	2,391
	Hasbro Inc.	29,020	2,372
	Twenty-First Century Fox Inc.	94,030	2,337
	Johnson Controls Inc.	50,485	2,215
*	DISH Network Corp. Class A	43,716	2,196
	Foot Locker Inc.	31,301	2,055
*	Michael Kors Holdings Ltd.	41,340	2,024
	Wyndham Worldwide Corp.	28,457	2,014
	Starwood Hotels & Resorts Worldwide Inc.	25,755	1,995
	Domino's Pizza Inc.	12,981	1,942
*	lululemon athletica Inc.	25,057	1,917
*	Sirius XM Holdings Inc.	462,724	1,916
*,^	Under Armour Inc. Class A	47,182	1,870
	Darden Restaurants Inc.	30,013	1,850

30

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
Lear Corp.	15,727	1,829
Leggett & Platt Inc.	34,365	1,803
* TripAdvisor Inc.	29,380	1,792
* Under Armour Inc.	47,932	1,709
Wynn Resorts Ltd.	18,830	1,682
^ Nordstrom Inc.	32,041	1,617
DR Horton Inc.	47,819	1,533
* NVR Inc.	902	1,522
Signet Jewelers Ltd.	18,468	1,514
KAR Auction Services Inc.	35,634	1,507
Vail Resorts Inc.	9,324	1,477
* WABCO Holdings Inc.	13,610	1,453
* Liberty Interactive Corp. QVC Group Class A	64,347	1,360
Scripps Networks Interactive Inc. Class A	21,330	1,352
Lamar Advertising Co. Class A	21,648	1,349
^ Polaris Industries Inc.	15,546	1,347
* Discovery Communications Inc.	53,989	1,340
* ServiceMaster Global Holdings Inc.	35,032	1,307
Service Corp. International	47,932	1,267
* Panera Bread Co. Class A	5,785	1,256
Carter's Inc.	12,943	1,233
Williams-Sonoma Inc.	22,844	1,203
Lennar Corp. Class A	24,986	1,182
Dunkin' Brands Group Inc.	23,885	1,169
Target Corp.	16,503	1,158
* Tempur Sealy International Inc.	13,789	1,081
Cinemark Holdings Inc.	27,355	1,057
Pool Corp.	10,380	1,047
* Sally Beauty Holdings Inc.	38,018	1,035
Dick's Sporting Goods Inc.	17,601	1,031
Aramark	26,791	1,016
Thor Industries Inc.	12,330	1,001
* Discovery Communications Inc. Class A	37,095	946
Six Flags Entertainment Corp.	18,676	911
Brunswick Corp.	19,001	874
L Brands Inc.	11,444	872
Tupperware Brands Corp.	13,056	856
* Burlington Stores Inc.	10,505	853
* AMC Networks Inc. Class A	15,439	839
Gentex Corp.	47,010	836
* Skechers U.S.A. Inc. Class A	33,657	818
* Avis Budget Group Inc.	21,762	786
Brinker International Inc.	14,474	777
Harman International Industries Inc.	8,481	718
* Starz	21,814	680
Cable One Inc.	1,236	669
* Pandora Media Inc.	47,754	669
* Urban Outfitters Inc.	17,828	639
Visteon Corp.	8,910	630
* Kate Spade & Co.	32,890	614
* Toll Brothers Inc.	18,450	574
PulteGroup Inc.	25,876	553
Coach Inc.	13,492	515
* Live Nation Entertainment Inc.	19,150	512
* Michaels Cos. Inc.	18,348	440
* Murphy USA Inc.	5,896	431
* Fitbit Inc. Class A	27,003	418
Lions Gate Entertainment Corp.	15,926	334
AMERCO	959	330
Whirlpool Corp.	1,837	328
Wendy's Co.	31,813	324
* AutoNation Inc.	6,587	312
Choice Hotels International Inc.	6,029	292
* Liberty Ventures Class A	6,611	255

31

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	MGM Resorts International	10,426	249
	BorgWarner Inc.	7,166	246
	Bed Bath & Beyond Inc.	4,251	197
^	Coty Inc. Class A	7,027	189
	Viacom Inc. Class A	4,110	186
*	Hertz Global Holdings Inc.	3,454	170
^	Regal Entertainment Group Class A	6,715	144
	Outfront Media Inc.	6,283	140
*	Norwegian Cruise Line Holdings Ltd.	3,496	125
*	Vista Outdoor Inc.	2,734	109
	Ralph Lauren Corp. Class A	1,037	107
	Gap Inc.	3,427	85
	CalAtlantic Group Inc.	2,222	81
*	Madison Square Garden Co. Class A	447	81
*	Cabela's Inc.	1,536	75
	Tribune Media Co. Class A	1,469	56
	Extended Stay America Inc.	2,399	34
*	Hyatt Hotels Corp. Class A	600	32
	Clear Channel Outdoor Holdings Inc. Class A	4,597	31
			607,421
Consumer Staples (9.0%)
	PepsiCo Inc.	325,150	34,710
	Altria Group Inc.	505,580	33,414
	Coca-Cola Co.	753,973	32,745
	CVS Health Corp.	261,601	24,433
	General Mills Inc.	153,438	10,866
	Kimberly-Clark Corp.	79,227	10,146
	Kroger Co.	246,091	7,872
	Sysco Corp.	135,886	7,047
	Constellation Brands Inc. Class A	42,838	7,028
	Reynolds American Inc.	131,430	6,515
*	Monster Beverage Corp.	35,790	5,508
	Kellogg Co.	59,289	4,874
	Dr Pepper Snapple Group Inc.	47,893	4,488
	Philip Morris International Inc.	42,899	4,287
	ConAgra Foods Inc.	89,191	4,157
	Clorox Co.	28,512	3,736
	Walgreens Boots Alliance Inc.	45,774	3,694
	Hershey Co.	36,332	3,629
	Church & Dwight Co. Inc.	33,070	3,288
	McCormick & Co. Inc.	29,831	3,042
	Colgate-Palmolive Co.	40,139	2,984
	Campbell Soup Co.	48,173	2,925
	Tyson Foods Inc. Class A	35,193	2,660
*	WhiteWave Foods Co. Class A	44,873	2,487
	Brown-Forman Corp. Class B	48,621	2,361
	Hormel Foods Corp.	60,890	2,330
*	Rite Aid Corp.	266,146	2,004
	Ingredion Inc.	13,045	1,787
	Kraft Heinz Co.	19,662	1,760
	Mead Johnson Nutrition Co.	17,418	1,482
	Casey's General Stores Inc.	10,008	1,314
*,^	Herbalife Ltd.	19,054	1,157
	Spectrum Brands Holdings Inc.	6,405	860
*	Post Holdings Inc.	9,594	813
*	Sprouts Farmers Market Inc.	35,949	810
*	Hain Celestial Group Inc.	19,586	720
	Brown-Forman Corp. Class A	13,246	685
	Flowers Foods Inc.	40,869	609
*	TreeHouse Foods Inc.	4,450	422
	Whole Foods Market Inc.	13,597	413
*	Blue Buffalo Pet Products Inc.	15,567	401
*	US Foods Holding Corp.	12,071	293
	Nu Skin Enterprises Inc. Class A	3,980	230

32

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
Energizer Holdings Inc.	4,641	229
^ Pilgrim's Pride Corp.	2,207	51
		247,266
Energy (0.6%)
Apache Corp.	67,605	3,360
ONEOK Inc.	54,138	2,539
Cabot Oil & Gas Corp.	83,880	2,066
* Southwestern Energy Co.	126,801	1,764
EOG Resources Inc.	16,150	1,429
Spectra Energy Corp.	26,120	930
Williams Cos. Inc.	29,787	832
* Newfield Exploration Co.	13,122	569
Devon Energy Corp.	11,813	512
Cimarex Energy Co.	3,849	509
* Diamondback Energy Inc.	5,104	486
* Continental Resources Inc.	10,013	480
* Parsley Energy Inc. Class A	4,178	141
* Chesapeake Energy Corp.	12,372	79
* Memorial Resource Development Corp.	4,839	70
		15,766
Financial Services (9.8%)
Visa Inc. Class A	492,796	39,867
MasterCard Inc. Class A	249,059	24,067
Simon Property Group Inc.	72,446	15,610
American Tower Corporation	109,456	12,410
* PayPal Holdings Inc.	292,720	10,875
Marsh & McLennan Cos. Inc.	134,693	9,109
Public Storage	38,193	8,553
S&P Global Inc.	68,055	8,408
Aon plc	68,033	7,575
Charles Schwab Corp.	239,537	7,536
Crown Castle International Corp.	77,329	7,328
Equinix Inc.	17,947	6,616
* Fiserv Inc.	57,431	5,918
Moody's Corp.	39,072	4,247
Intercontinental Exchange Inc.	14,600	4,117
Equifax Inc.	30,452	4,017
* FleetCor Technologies Inc.	23,689	3,890
Fidelity National Information Services Inc.	47,847	3,796
T. Rowe Price Group Inc.	47,616	3,311
* Alliance Data Systems Corp.	14,951	3,059
Global Payments Inc.	39,623	3,009
Federal Realty Investment Trust	18,727	2,978
Western Union Co.	127,126	2,736
Digital Realty Trust Inc.	26,842	2,660
Iron Mountain Inc.	67,253	2,583
Extra Space Storage Inc.	31,421	2,531
* CBRE Group Inc. Class A	77,459	2,315
First Republic Bank	30,078	2,315
* Vantiv Inc. Class A	40,104	2,155
Total System Services Inc.	43,005	2,118
Broadridge Financial Solutions Inc.	30,517	2,115
MSCI Inc. Class A	23,387	2,108
Discover Financial Services	35,041	2,102
Ventas Inc.	27,737	2,016
TD Ameritrade Holding Corp.	56,997	1,873
FactSet Research Systems Inc.	10,393	1,850
Jack Henry & Associates Inc.	20,335	1,775
* Affiliated Managers Group Inc.	12,171	1,729
Essex Property Trust Inc.	7,141	1,622
MarketAxess Holdings Inc.	9,390	1,583
Equity LifeStyle Properties Inc.	20,210	1,567
SEI Investments Co.	32,999	1,521
Arthur J Gallagher & Co.	29,527	1,459

33

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	CBOE Holdings Inc.	20,585	1,414
	Citizens Financial Group Inc.	56,298	1,395
	Ameriprise Financial Inc.	12,178	1,231
	Eaton Vance Corp.	28,529	1,142
*	First Data Corp. Class A	80,708	1,123
*	SVB Financial Group	9,867	1,096
*	Euronet Worldwide Inc.	12,861	998
	Boston Properties Inc.	7,082	992
*	WEX Inc.	9,916	985
*	Signature Bank	7,967	972
	Tanger Factory Outlet Centers Inc.	22,917	931
	Healthcare Trust of America Inc. Class A	27,085	914
	CubeSmart	32,126	884
	CyrusOne Inc.	16,321	830
*	XL Group Ltd.	24,077	824
	Federated Investors Inc. Class B	23,390	755
*	Life Storage Inc.	7,980	718
	Lincoln National Corp.	14,033	674
	Omega Healthcare Investors Inc.	18,415	667
	Taubman Centers Inc.	7,962	618
*,^	Zillow Group Inc.	17,802	603
	NorthStar Asset Management Group Inc.	47,813	594
	Invesco Ltd.	18,371	573
	Gaming and Leisure Properties Inc.	16,681	571
*	CoreLogic Inc.	13,454	552
	Dun & Bradstreet Corp.	3,802	523
*	Western Alliance Bancorp	13,456	514
	Progressive Corp.	15,532	506
	Erie Indemnity Co. Class A	4,653	475
*	TransUnion	13,676	451
	Regency Centers Corp.	5,490	442
*,^	Credit Acceptance Corp.	2,154	430
	Empire State Realty Trust Inc.	19,093	410
	Morningstar Inc.	4,696	390
*,^	Zillow Group Inc. Class A	9,550	323
	Alexandria Real Estate Equities Inc.	2,333	257
	Artisan Partners Asset Management Inc. Class A	9,643	252
	Senior Housing Properties Trust	8,781	196
	Lazard Ltd. Class A	4,765	176
*	Square Inc.	12,541	153
	Care Capital Properties Inc.	2,988	90
	LPL Financial Holdings Inc.	2,726	81
	Interactive Brokers Group Inc.	1,976	71
	AmTrust Financial Services Inc.	1,963	52
	Brown & Brown Inc.	1,338	50
			266,927
Health Care (16.6%)
	Amgen Inc.	194,327	33,047
	UnitedHealth Group Inc.	242,476	32,989
	Gilead Sciences Inc.	342,677	26,859
	AbbVie Inc.	418,630	26,834
	Bristol-Myers Squibb Co.	431,930	24,788
*	Celgene Corp.	198,568	21,195
	Eli Lilly & Co.	252,043	19,596
*	Biogen Inc.	56,564	17,288
	Johnson & Johnson	123,034	14,683
*	Allergan plc	60,558	14,203
	McKesson Corp.	58,165	10,738
*	Express Scripts Holding Co.	144,432	10,500
	Stryker Corp.	86,408	9,994
	Becton Dickinson and Co.	54,166	9,599
*	Boston Scientific Corp.	348,849	8,310
*	Regeneron Pharmaceuticals Inc.	20,077	7,881
*	Alexion Pharmaceuticals Inc.	56,209	7,074

34

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	Thermo Fisher Scientific Inc.	46,167	7,026
*	Intuitive Surgical Inc.	9,752	6,694
	Humana Inc.	36,253	6,479
*	Illumina Inc.	37,795	6,362
*	Edwards Lifesciences Corp.	54,542	6,281
	Cardinal Health Inc.	77,961	6,211
*	Vertex Pharmaceuticals Inc.	63,652	6,016
	Zoetis Inc.	117,683	6,014
*	Cerner Corp.	75,962	4,903
	CR Bard Inc.	19,004	4,197
*	BioMarin Pharmaceutical Inc.	43,841	4,116
*	HCA Holdings Inc.	53,700	4,057
	AmerisourceBergen Corp. Class A	45,982	3,999
	St. Jude Medical Inc.	49,991	3,895
	Pfizer Inc.	108,865	3,789
	Aetna Inc.	29,588	3,465
*	Henry Schein Inc.	21,094	3,455
*	Incyte Corp.	42,065	3,411
	Danaher Corp.	41,265	3,359
*	Medivation Inc.	41,115	3,312
	Zimmer Biomet Holdings Inc.	25,408	3,293
	Cigna Corp.	21,906	2,810
*	Hologic Inc.	72,217	2,775
*	IDEXX Laboratories Inc.	22,988	2,590
	ResMed Inc.	35,919	2,395
*	Varian Medical Systems Inc.	24,493	2,355
	Anthem Inc.	18,521	2,317
*	Centene Corp.	31,680	2,163
*	DexCom Inc.	21,208	1,932
	Cooper Cos. Inc.	9,513	1,769
*	Align Technology Inc.	18,529	1,721
*	Alkermes plc	38,767	1,697
*	Laboratory Corp. of America Holdings	11,871	1,625
*	Mylan NV	37,471	1,587
	West Pharmaceutical Services Inc.	18,390	1,505
*	VCA Inc.	20,063	1,421
*	athenahealth Inc.	10,028	1,228
*	ABIOMED Inc.	10,264	1,211
*	WellCare Health Plans Inc.	10,485	1,182
*	Alnylam Pharmaceuticals Inc.	16,703	1,167
*	DaVita HealthCare Partners Inc.	17,062	1,103
*	Seattle Genetics Inc.	24,713	1,101
*	Quintiles Transnational Holdings Inc.	14,110	1,091
*	MEDNAX Inc.	16,532	1,087
*	Neurocrine Biosciences Inc.	22,070	1,070
*	Veeva Systems Inc. Class A	25,092	1,027
	Agilent Technologies Inc.	21,827	1,025
*	Charles River Laboratories International Inc.	12,038	1,002
	Bio-Techne Corp.	9,468	997
	Patterson Cos. Inc.	21,657	996
	Hill-Rom Holdings Inc.	15,853	940
*	Ionis Pharmaceuticals Inc.	31,052	921
*	Envision Healthcare Holdings Inc.	40,072	860
*	ACADIA Pharmaceuticals Inc.	24,517	788
*,^	OPKO Health Inc.	75,710	689
	Baxter International Inc.	14,435	675
	Universal Health Services Inc. Class B	5,447	657
*,^	Intercept Pharmaceuticals Inc.	4,304	638
	Bruker Corp.	27,155	607
*	Akorn Inc.	21,969	591
*	Tenet Healthcare Corp.	21,006	502
*	Amsurg Corp.	7,646	496
*	Juno Therapeutics Inc.	14,695	435
*	United Therapeutics Corp.	3,089	378

35

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	Teleflex Inc.	2,045	374
*,^	Intrexon Corp.	14,606	369
*	Acadia Healthcare Co. Inc.	6,369	326
	PerkinElmer Inc.	5,591	298
*	Agios Pharmaceuticals Inc.	7,583	279
*	Alere Inc.	3,859	151
*	Premier Inc. Class A	3,421	108
*	VWR Corp.	1,072	30
			452,973
Materials & Processing (4.1%)
	EI du Pont de Nemours & Co.	225,960	15,727
	Ecolab Inc.	67,450	8,300
	Praxair Inc.	64,926	7,924
	Monsanto Co.	73,238	7,800
	PPG Industries Inc.	68,617	7,265
	Air Products & Chemicals Inc.	44,084	6,860
	Sherwin-Williams Co.	20,826	5,909
	Vulcan Materials Co.	31,847	3,626
	Ball Corp.	44,046	3,488
	Fastenal Co.	74,317	3,204
	LyondellBasell Industries NV Class A	39,627	3,126
	Acuity Brands Inc.	11,219	3,087
	International Flavors & Fragrances Inc.	20,624	2,858
	Martin Marietta Materials Inc.	14,855	2,719
	Sealed Air Corp.	50,850	2,397
	Ingersoll-Rand plc	33,317	2,265
	Valspar Corp.	20,329	2,143
	Masco Corp.	55,947	1,985
	Packaging Corp. of America	24,192	1,902
*	Crown Holdings Inc.	34,748	1,884
	RPM International Inc.	33,685	1,837
	Lennox International Inc.	9,405	1,515
*	Berry Plastics Group Inc.	31,361	1,423
	FMC Corp.	27,745	1,302
*	Axalta Coating Systems Ltd.	42,487	1,216
	Hexcel Corp.	24,020	1,077
	Watsco Inc.	6,650	983
	Eagle Materials Inc.	12,061	969
	Scotts Miracle-Gro Co. Class A	10,865	900
	Graphic Packaging Holding Co.	58,341	837
	WR Grace & Co.	10,214	798
	NewMarket Corp.	1,755	762
	Freeport-McMoRan Inc.	73,815	760
*	Owens-Illinois Inc.	42,003	753
	Valmont Industries Inc.	4,510	588
	Silgan Holdings Inc.	10,309	496
	AptarGroup Inc.	4,172	325
	Southern Copper Corp.	9,669	250
	Celanese Corp. Class A	3,654	235
	Steel Dynamics Inc.	9,368	231
	Bemis Co. Inc.	3,382	178
	Royal Gold Inc.	1,081	79
			111,983
Other (0.0%)[2]
	Shire plc ADR	2	—

Producer Durables (11.0%)
	3M Co.	152,224	27,285
	Honeywell International Inc.	196,499	22,933
	Boeing Co.	154,436	19,992
	United Parcel Service Inc. Class B	178,929	19,543
	Accenture plc Class A	161,244	18,543
	Lockheed Martin Corp.	65,701	15,963
	General Electric Co.	462,194	14,439

36

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
FedEx Corp.	64,606	10,655
Automatic Data Processing Inc.	117,860	10,585
Northrop Grumman Corp.	43,034	9,126
Illinois Tool Works Inc.	76,242	9,061
Southwest Airlines Co.	165,333	6,097
Waste Management Inc.	94,683	6,054
Delta Air Lines Inc.	155,149	5,702
Paychex Inc.	83,184	5,047
Raytheon Co.	29,315	4,108
General Dynamics Corp.	26,188	3,986
* TransDigm Group Inc.	12,999	3,707
WW Grainger Inc.	14,313	3,301
Union Pacific Corp.	34,348	3,281
* Verisk Analytics Inc. Class A	39,492	3,280
* Waters Corp.	19,814	3,117
Rockwell Automation Inc.	26,520	3,074
Rockwell Collins Inc.	33,643	2,816
* Mettler-Toledo International Inc.	6,769	2,728
Cintas Corp.	22,838	2,684
CH Robinson Worldwide Inc.	36,817	2,556
Roper Technologies Inc.	13,163	2,337
* HD Supply Holdings Inc.	51,921	1,875
* Middleby Corp.	14,597	1,871
JB Hunt Transport Services Inc.	22,963	1,823
AO Smith Corp.	18,759	1,810
Allegion plc	24,874	1,772
* Stericycle Inc.	20,085	1,727
Alaska Air Group Inc.	25,393	1,715
Wabtec Corp.	22,273	1,706
Deere & Co.	20,168	1,705
IDEX Corp.	18,244	1,705
* CoStar Group Inc.	8,225	1,705
Avery Dennison Corp.	21,650	1,677
Snap-on Inc.	10,896	1,670
Expeditors International of Washington Inc.	32,857	1,664
Huntington Ingalls Industries Inc.	10,017	1,654
* United Rentals Inc.	19,438	1,600
Nordson Corp.	14,655	1,447
Emerson Electric Co.	26,795	1,412
* Trimble Navigation Ltd.	51,218	1,403
Toro Co.	13,767	1,337
B/E Aerospace Inc.	26,440	1,337
* Copart Inc.	25,024	1,277
Robert Half International Inc.	32,548	1,248
Xylem Inc.	24,001	1,221
Donaldson Co. Inc.	30,449	1,143
Graco Inc.	14,220	1,048
Fortive Corp.	19,117	1,007
Hubbell Inc. Class B	9,038	979
Flowserve Corp.	20,168	976
BWX Technologies Inc.	23,695	920
* Genpact Ltd.	38,466	910
Pitney Bowes Inc.	48,457	909
Textron Inc.	21,668	885
Booz Allen Hamilton Holding Corp. Class A	27,697	841
* Spirit AeroSystems Holdings Inc. Class A	17,628	808
* Zebra Technologies Corp.	11,138	779
* Old Dominion Freight Line Inc.	10,785	767
Landstar System Inc.	10,706	741
Rollins Inc.	25,212	719
RR Donnelley & Sons Co.	37,573	642
Lincoln Electric Holdings Inc.	9,928	631
National Instruments Corp.	20,726	579
Stanley Black & Decker Inc.	4,664	577

37

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
HEICO Corp. Class A	9,745	554
AMETEK Inc.	11,290	550
Carlisle Cos. Inc.	4,843	508
PACCAR Inc.	7,682	460
Covanta Holding Corp.	30,813	459
Tyco International plc	9,504	415
^ MSC Industrial Direct Co. Inc. Class A	5,237	383
Air Lease Corp. Class A	12,378	364
HEICO Corp.	4,653	316
* Quanta Services Inc.	10,165	262
* Manitowoc Foodservice Inc.	13,420	216
* JetBlue Airways Corp.	5,845	93
* Clean Harbors Inc.	930	44
* Herc Holdings Inc.	1,250	42
		300,888
Technology (25.1%)
Apple Inc.	1,298,752	137,798
Microsoft Corp.	1,958,693	112,546
* Facebook Inc. Class A	580,302	73,188
* Alphabet Inc. Class A	75,584	59,700
* Alphabet Inc. Class C	77,109	59,146
International Business Machines Corp.	156,249	24,825
Texas Instruments Inc.	259,961	18,078
Broadcom Ltd.	97,512	17,203
* salesforce.com Inc.	165,620	13,153
* Adobe Systems Inc.	126,130	12,904
* Cognizant Technology Solutions Corp. Class A	156,102	8,966
NVIDIA Corp.	131,526	8,068
Intuit Inc.	63,015	7,023
* Electronic Arts Inc.	75,171	6,106
Applied Materials Inc.	201,063	6,000
Activision Blizzard Inc.	144,775	5,989
* LinkedIn Corp. Class A	30,368	5,853
QUALCOMM Inc.	78,718	4,965
Amphenol Corp. Class A	77,542	4,832
Intel Corp.	110,074	3,950
* Citrix Systems Inc.	40,095	3,496
* Red Hat Inc.	46,770	3,413
Microchip Technology Inc.	54,563	3,378
Skyworks Solutions Inc.	44,950	3,365
Oracle Corp.	75,127	3,097
Lam Research Corp.	32,997	3,079
* Autodesk Inc.	44,649	3,009
* Palo Alto Networks Inc.	22,487	2,995
Maxim Integrated Products Inc.	73,113	2,977
* ServiceNow Inc.	40,749	2,961
KLA-Tencor Corp.	40,386	2,797
* Twitter Inc.	144,656	2,779
* Workday Inc. Class A	30,107	2,553
* SBA Communications Corp. Class A	20,528	2,343
CDK Global Inc.	40,233	2,333
* Akamai Technologies Inc.	39,465	2,167
* F5 Networks Inc.	17,304	2,124
* Cadence Design Systems Inc.	77,302	1,967
* Splunk Inc.	33,741	1,965
* Gartner Inc.	20,671	1,881
CDW Corp.	42,068	1,878
* VeriSign Inc.	24,627	1,833
Linear Technology Corp.	28,751	1,674
EMC Corp.	53,769	1,559
Sabre Corp.	53,806	1,515
* Ultimate Software Group Inc.	7,083	1,480
* Tyler Technologies Inc.	8,535	1,399
* Fortinet Inc.	37,346	1,350

38

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	SS&C Technologies Holdings Inc.	40,086	1,321
*	IMS Health Holdings Inc.	39,259	1,171
*	Guidewire Software Inc.	18,558	1,142
	Xilinx Inc.	20,869	1,131
	FEI Co.	10,519	1,120
*	NetSuite Inc.	10,283	1,120
*	Manhattan Associates Inc.	18,385	1,113
*	NCR Corp.	31,836	1,078
	CSRA Inc.	42,209	1,072
*	Teradata Corp.	33,444	1,061
	Cognex Corp.	21,209	1,055
	DST Systems Inc.	8,445	1,026
*	CommScope Holding Co. Inc.	33,199	982
*	Rackspace Hosting Inc.	27,740	872
	IAC/InterActiveCorp	14,189	833
*	Tableau Software Inc. Class A	14,154	821
*	Arista Networks Inc.	10,040	800
	Leidos Holdings Inc.	16,982	688
*	IPG Photonics Corp.	7,574	659
*	Nuance Communications Inc.	44,357	647
*	ANSYS Inc.	5,918	563
*	VeriFone Systems Inc.	28,292	562
*	PTC Inc.	13,031	556
	Symantec Corp.	22,183	535
*	Yelp Inc. Class A	13,608	524
*	Groupon Inc. Class A	94,556	504
*,^	VMware Inc. Class A	6,404	470
*	GoDaddy Inc. Class A	12,228	396
	Motorola Solutions Inc.	5,129	395
*	ARRIS International plc	11,471	322
*,^	Inovalon Holdings Inc. Class A	15,870	249
*	Synopsys Inc.	3,935	233
*	Black Knight Financial Services Inc. Class A	5,663	221
*	Cree Inc.	8,777	211
*	Atlassian Corp. plc Class A	6,575	194
*	Qorvo Inc.	3,239	186
*	FireEye Inc.	8,477	122
*	Match Group Inc.	7,402	120
*	ON Semiconductor Corp.	9,912	107
*	CommerceHub Inc.	1,322	19
*	CommerceHub Inc. Class A	663	10
			683,871
Utilities (1.2%)
	Verizon Communications Inc.	528,281	27,645
*	T-Mobile US Inc.	45,524	2,110
*	Zayo Group Holdings Inc.	42,626	1,236
	ITC Holdings Corp.	19,223	869
	Dominion Resources Inc.	10,149	753
	Piedmont Natural Gas Co. Inc.	1,883	113
	AT&T Inc.	2	—

			32,726
Total Common Stocks (Cost $2,273,438)			2,719,821

39

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2016

					Market
					Value
		Coupon		Shares	($000)
Temporary Cash Investments (0.4%)[1]
Money Market Fund (0.4%)
3,4	Vanguard Market Liquidity Fund	0.612%		90,817	9,082

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.0%)
5,6	Federal Home Loan Bank Discount Notes	0.400%	9/16/16	500	500
5	Federal Home Loan Bank Discount Notes	0.415%	9/23/16	200	200
					700
Total Temporary Cash Investments (Cost $9,782)					9,782
Total Investments (100.1%) (Cost $2,283,220)					2,729,603
Other Assets and Liabilities—Net (-0.1%)					(2,672)
Net Assets (100%)					2,726,931

*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $5,792,000.
1	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
2	“Other” represents securities that are not classified by the fund’s benchmark index.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Includes $6,043,000 of collateral received for securities on loan.
5	The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6	Securities with a value of $300,000 have been segregated as initial margin for open futures contracts. ADR—American Depositary Receipt.

40

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© 2016 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

SNA18480 102016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund:

In our opinion, the accompanying statements of net assets – investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund (constituting separate portfolios of Vanguard Scottsdale Funds, hereafter referred to as the “Funds”) at August 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights and schedules of investments (hereafter referred to as "financial statements") are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

October 12, 2016

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103
T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)

Common Stocks (99.7%)[1]
Consumer Discretionary (13.9%)
	Jack in the Box Inc.	22,131	2,201
*	Tenneco Inc.	38,425	2,145
	American Eagle Outfitters Inc.	113,282	2,100
*	Buffalo Wild Wings Inc.	12,858	2,086
*	Bright Horizons Family Solutions Inc.	29,947	2,041
	Texas Roadhouse Inc. Class A	45,276	2,004
	Cracker Barrel Old Country Store Inc.	13,000	1,977
	Avon Products Inc.	301,026	1,716
*	Helen of Troy Ltd.	18,857	1,704
*	Cimpress NV	17,110	1,699
	Drew Industries Inc.	16,169	1,647
*	Five Below Inc.	36,626	1,632
	Wolverine World Wide Inc.	66,803	1,597
	Cheesecake Factory Inc.	30,450	1,565
	Bloomin' Brands Inc.	78,000	1,524
	Big Lots Inc.	30,452	1,502
*	Steven Madden Ltd.	42,436	1,489
	Dana Inc.	99,947	1,441
*	TRI Pointe Group Inc.	104,722	1,420
*	Deckers Outdoor Corp.	21,710	1,419
	Churchill Downs Inc.	9,229	1,379
	Papa John's International Inc.	18,235	1,365
	Meredith Corp.	25,721	1,364
	Office Depot Inc.	370,673	1,364
	Sotheby's	33,805	1,340
*	Houghton Mifflin Harcourt Co.	83,063	1,325
	Interval Leisure Group Inc.	75,757	1,318
	Lithia Motors Inc. Class A	15,919	1,318
	Matthews International Corp. Class A	21,412	1,317
*	Media General Inc.	74,368	1,314
	Cooper Tire & Rubber Co.	38,029	1,293
*	Grand Canyon Education Inc.	30,851	1,281
	Sinclair Broadcast Group Inc. Class A	44,257	1,260
	Monro Muffler Brake Inc.	21,625	1,220
*	IMAX Corp.	39,386	1,201
*	Dave & Buster's Entertainment Inc.	25,380	1,179
*	Shutterfly Inc.	23,232	1,167
	Marriott Vacations Worldwide Corp.	15,039	1,160
	PriceSmart Inc.	13,748	1,148
*	Dorman Products Inc.	18,127	1,143
	Chico's FAS Inc.	87,495	1,109
*	Boyd Gaming Corp.	56,747	1,107
^	Nexstar Broadcasting Group Inc. Class A	20,662	1,089
	DSW Inc. Class A	45,166	1,082
	New York Times Co. Class A	83,595	1,082
	Aaron's Inc.	44,227	1,077
	Travelport Worldwide Ltd.	77,624	1,066
*,^	Stamps.com Inc.	10,914	1,056
*	Smith & Wesson Holding Corp.	36,779	1,035
	Children's Place Inc.	12,610	1,026
*	Genesco Inc.	14,125	1,026
	Columbia Sportswear Co.	18,147	1,019
*,^	GoPro Inc. Class A	69,554	1,019
*	Cooper-Standard Holding Inc.	10,244	1,015
*	Liberty TripAdvisor Holdings Inc. Class A	48,751	1,015
	DeVry Education Group Inc.	43,269	997
*	Ascena Retail Group Inc.	120,969	985
*	Etsy Inc.	72,505	976
	Time Inc.	68,899	972
*	Meritage Homes Corp.	26,520	952
*	LifeLock Inc.	56,939	947

1

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	Gannett Co. Inc.	79,010	943
	Sonic Corp.	32,415	930
	DineEquity Inc.	11,797	920
	KB Home	58,429	917
*	G-III Apparel Group Ltd.	28,847	911
*	Restoration Hardware Holdings Inc.	26,917	908
*	2U Inc.	25,349	896
	La-Z-Boy Inc.	33,049	881
*	American Axle & Manufacturing Holdings Inc.	50,971	874
	HSN Inc.	20,904	873
	Group 1 Automotive Inc.	14,618	867
*	Fossil Group Inc.	29,444	841
*,^	Wayfair Inc.	21,825	841
*	Select Comfort Corp.	31,263	821
*	Popeyes Louisiana Kitchen Inc.	14,990	817
*	Gentherm Inc.	24,599	811
	Abercrombie & Fitch Co.	45,604	809
*	American Woodmark Corp.	9,213	802
	Caleres Inc.	30,012	779
	Sturm Ruger & Co. Inc.	12,400	760
	Scholastic Corp.	18,873	760
*,^	Diamond Resorts International Inc.	24,683	746
*	Shutterstock Inc.	12,639	733
*	Mattress Firm Holding Corp.	11,417	730
	Callaway Golf Co.	62,769	717
*	Asbury Automotive Group Inc.	13,281	713
	MDC Holdings Inc.	27,237	711
	Finish Line Inc. Class A	29,501	710
*	Universal Electronics Inc.	9,536	706
*	Penn National Gaming Inc.	49,588	703
*	MSG Networks Inc.	40,006	699
	Guess? Inc.	41,155	684
*	EW Scripps Co. Class A	40,052	681
	Oxford Industries Inc.	10,767	672
*	TiVo Inc.	62,491	663
*	La Quinta Holdings Inc.	57,043	659
*	Liberty Media Group LLC	30,953	658
	Standard Motor Products Inc.	14,271	640
*	Belmond Ltd. Class A	56,256	628
	ClubCorp Holdings Inc.	43,286	621
*	Meritor Inc.	55,449	618
	Cato Corp. Class A	18,033	618
*	BJ's Restaurants Inc.	15,534	617
	National CineMedia Inc.	41,269	617
*	Cavco Industries Inc.	5,700	596
*	Hibbett Sports Inc.	15,420	592
	SeaWorld Entertainment Inc.	45,036	586
*	Express Inc.	49,450	585
	International Speedway Corp. Class A	17,568	585
^	Outerwall Inc.	11,243	584
	Ethan Allen Interiors Inc.	17,373	581
	Nutrisystem Inc.	19,746	569
*	Central Garden & Pet Co. Class A	23,312	565
*,^	Quotient Technology Inc.	42,815	555
	Bob Evans Farms Inc.	13,453	552
*	Denny's Corp.	50,531	528
*	Carmike Cinemas Inc.	16,000	513
*	Apollo Education Group Inc.	57,675	512
^	World Wrestling Entertainment Inc. Class A	24,285	504
^	Buckle Inc.	19,334	498
	Superior Industries International Inc.	16,769	488
	Barnes & Noble Inc.	42,535	487
	Viad Corp.	13,528	484
*	Gray Television Inc.	43,030	483

2

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Nautilus Inc.	20,202	471
*	Pinnacle Entertainment Inc.	38,934	469
*	HealthStream Inc.	17,456	464
	Red Rock Resorts Inc. Class A	20,310	458
*	Red Robin Gourmet Burgers Inc.	9,081	456
	Capella Education Co.	7,612	449
*	Fiesta Restaurant Group Inc.	17,599	445
*	Vitamin Shoppe Inc.	15,991	443
	Winnebago Industries Inc.	18,231	439
	Tailored Brands Inc.	33,143	437
	AMC Entertainment Holdings Inc.	14,240	433
	Rent-A-Center Inc.	35,261	431
*	Crocs Inc.	49,766	430
	MDC Partners Inc. Class A	34,383	424
	New Media Investment Group Inc.	26,258	420
	Inter Parfums Inc.	11,956	409
*,^	LGI Homes Inc.	10,470	402
*	Caesars Acquisition Co. Class A	31,332	381
*,^	Shake Shack Inc. Class A	10,664	376
*	M/I Homes Inc.	16,057	372
*	Francesca's Holdings Corp.	26,876	367
	Sonic Automotive Inc. Class A	21,250	362
*	Taylor Morrison Home Corp. Class A	20,228	357
*	Liberty Media Group LLC Class A	16,592	355
*	Chegg Inc.	52,759	355
*	Liberty Braves Group	21,231	349
*	Strayer Education Inc.	7,152	348
*	Zoe's Kitchen Inc.	12,718	346
*	Motorcar Parts of America Inc.	12,035	342
*	Ollie's Bargain Outlet Holdings Inc.	13,259	337
*	Tile Shop Holdings Inc.	21,608	336
*	MarineMax Inc.	16,828	334
*	Chuy's Holdings Inc.	10,910	330
	Tower International Inc.	13,585	330
	Ruth's Hospitality Group Inc.	21,868	327
*,^	Eros International plc	19,457	325
	Entravision Communications Corp. Class A	42,778	322
*	Carrols Restaurant Group Inc.	23,680	319
*	XO Group Inc.	16,794	313
	Wingstop Inc.	10,307	312
*	Biglari Holdings Inc.	704	310
*	Stoneridge Inc.	17,858	310
*	Party City Holdco Inc.	17,650	307
*	Regis Corp.	24,354	306
*	Fox Factory Holding Corp.	14,672	305
	Marcus Corp.	12,765	301
*	tronc Inc.	17,544	297
*	Barnes & Noble Education Inc.	26,263	294
*	SiteOne Landscape Supply Inc.	7,618	291
*	Career Education Corp.	44,425	291
	National Presto Industries Inc.	3,293	287
*	Isle of Capri Casinos Inc.	16,383	284
	Shoe Carnival Inc.	9,530	283
*	Scientific Games Corp. Class A	34,044	281
*	Revlon Inc. Class A	7,725	280
*	FTD Cos. Inc.	11,654	274
*,^	Lumber Liquidators Holdings Inc.	17,289	272
*	William Lyon Homes Class A	15,675	270
	Fred's Inc. Class A	23,893	270
*	WCI Communities Inc.	14,202	267
*	K12 Inc.	22,207	265
*	Angie's List Inc.	26,046	265
*	Eldorado Resorts Inc.	18,918	264
	Libbey Inc.	14,882	264

3

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	Haverty Furniture Cos. Inc.	13,021	260
	Blue Nile Inc.	7,425	256
	Pier 1 Imports Inc.	53,858	248
	Entercom Communications Corp. Class A	17,586	241
*	Del Frisco's Restaurant Group Inc.	15,887	239
*	Iconix Brand Group Inc.	28,082	236
*,^	Caesars Entertainment Corp.	37,104	235
	Movado Group Inc.	10,325	234
*	Beazer Homes USA Inc.	20,822	234
	Carriage Services Inc. Class A	9,881	232
*	Planet Fitness Inc. Class A	10,511	228
*	Horizon Global Corp.	12,393	221
*	Elizabeth Arden Inc.	15,661	219
*	American Public Education Inc.	10,420	215
*	America's Car-Mart Inc.	5,323	208
*	Potbelly Corp.	15,621	202
	Flexsteel Industries Inc.	4,248	202
*	Vera Bradley Inc.	13,412	201
*	Tuesday Morning Corp.	29,901	199
*	Zumiez Inc.	11,827	198
*	Century Communities Inc.	9,956	196
	Citi Trends Inc.	10,020	196
*,^	Weight Watchers International Inc.	18,609	196
*,^	Duluth Holdings Inc.	6,298	191
*,^	Lands' End Inc.	10,744	189
*,^	Sequential Brands Group Inc.	25,730	188
*	Federal-Mogul Holdings Corp.	20,443	187
*	El Pollo Loco Holdings Inc.	13,297	181
*	Central Garden & Pet Co.	7,027	180
*	Eastman Kodak Co.	11,518	178
*	Monarch Casino & Resort Inc.	7,376	175
	Hooker Furniture Corp.	7,459	174
*	Sportsman's Warehouse Holdings Inc.	16,923	173
*	Malibu Boats Inc. Class A	12,632	173
*	Daily Journal Corp.	741	172
	Bassett Furniture Industries Inc.	6,894	171
*	Del Taco Restaurants Inc.	15,166	170
	Stein Mart Inc.	20,581	165
*	Instructure Inc.	6,888	165
*	Intrawest Resorts Holdings Inc.	10,768	161
	Winmark Corp.	1,541	160
*	1-800-Flowers.com Inc. Class A	17,120	158
*	Perry Ellis International Inc.	8,451	158
	Metaldyne Performance Group Inc.	9,846	156
*	Reading International Inc. Class A	10,887	147
	Big 5 Sporting Goods Corp.	11,704	146
	CSS Industries Inc.	5,709	145
*	Hovnanian Enterprises Inc. Class A	78,230	142
	Speedway Motorsports Inc.	7,887	141
*	ZAGG Inc.	18,977	138
*	Habit Restaurants Inc. Class A	8,822	135
*	Overstock.com Inc.	8,693	134
*	TubeMogul Inc.	14,420	131
*	Kirkland's Inc.	10,065	126
	Arctic Cat Inc.	8,722	124
*	Ruby Tuesday Inc.	39,848	121
	Johnson Outdoors Inc. Class A	3,440	116
*	West Marine Inc.	12,522	116
*,^	Central European Media Enterprises Ltd. Class A	48,556	115
	Weyco Group Inc.	4,439	113
*	Rosetta Stone Inc.	12,641	112
*	Care.com Inc.	10,608	111
*	Destination XL Group Inc.	23,663	110
*	Boot Barn Holdings Inc.	8,765	109

4

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Franklin Covey Co.	6,572	107
*	Build-A-Bear Workshop Inc.	9,069	105
*	Bojangles' Inc.	6,429	104
	Collectors Universe Inc.	5,402	103
*,^	Sears Holdings Corp.	7,379	102
*	Liberty Braves Group Class A	6,001	101
	Lifetime Brands Inc.	7,483	100
	Saga Communications Inc. Class A	2,422	99
	Strattec Security Corp.	2,346	98
*	Nathan's Famous Inc.	1,986	98
*	JAKKS Pacific Inc.	10,530	97
*	Vince Holding Corp.	13,637	96
*	Jamba Inc.	8,547	93
*	J Alexander's Holdings Inc.	9,165	91
	Stage Stores Inc.	16,944	91
*	Lindblad Expeditions Holdings Inc.	9,650	91
*	New Home Co. Inc.	8,349	91
*	Conn's Inc.	13,308	90
*	Century Casinos Inc.	13,972	89
	Escalade Inc.	7,353	89
*	Bridgepoint Education Inc.	12,028	87
	Superior Uniform Group Inc.	5,087	86
	Golden Entertainment Inc.	6,763	85
*	Delta Apparel Inc.	4,662	82
*	QuinStreet Inc.	24,731	76
*	Kona Grill Inc.	5,518	73
*	Tilly's Inc. Class A	8,231	72
*	Performance Sports Group Ltd.	23,525	64
*	Marchex Inc. Class B	22,964	63
	MCBC Holdings Inc.	5,158	62
	Liberty Tax Inc.	4,483	61
*	Red Lion Hotels Corp.	9,296	61
	Marine Products Corp.	6,565	59
	Systemax Inc.	7,190	58
*	Luby's Inc.	12,756	57
*	Hemisphere Media Group Inc. Class A	4,286	57
*	Radio One Inc.	16,179	56
*	Townsquare Media Inc. Class A	5,674	55
	Unique Fabricating Inc.	4,314	54
*	Container Store Group Inc.	9,644	51
*	Sears Hometown and Outlet Stores Inc.	7,376	49
*,^	IDI Inc.	9,958	48
*	Noodles & Co. Class A	7,163	47
	Salem Media Group Inc. Class A	7,254	46
*,^	Empire Resorts Inc.	2,440	41
*	Cambium Learning Group Inc.	8,031	39
*	Fogo De Chao Inc.	3,010	37
*	Gaia Inc. Class A	3,927	31
			163,427
Consumer Staples (2.7%)
	B&G Foods Inc.	44,224	2,100
	Snyder's-Lance Inc.	54,570	1,929
	Lancaster Colony Corp.	12,734	1,713
*	United Natural Foods Inc.	33,233	1,515
	Vector Group Ltd.	60,572	1,351
	Sanderson Farms Inc.	13,726	1,321
	Fresh Del Monte Produce Inc.	22,058	1,283
	J&J Snack Foods Corp.	10,328	1,260
	Core-Mark Holding Co. Inc.	30,560	1,166
	WD-40 Co.	9,417	1,115
*	Boston Beer Co. Inc. Class A	5,958	1,088
	Dean Foods Co.	61,548	1,059
*	SUPERVALU Inc.	187,156	1,026
	GNC Holdings Inc. Class A	45,902	965

5

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Diplomat Pharmacy Inc.	30,652	959
^	Cal-Maine Foods Inc.	20,809	956
	Universal Corp.	15,221	916
	SpartanNash Co.	24,551	786
	Andersons Inc.	17,899	661
*	Performance Food Group Co.	24,913	640
	Calavo Growers Inc.	10,297	607
*	Seaboard Corp.	182	589
	Coca-Cola Bottling Co. Consolidated	3,208	482
*	USANA Health Sciences Inc.	3,501	479
^	Tootsie Roll Industries Inc.	11,674	445
*	National Beverage Corp.	7,883	392
*	Omega Protein Corp.	14,383	363
	Ingles Markets Inc. Class A	9,568	362
	MGP Ingredients Inc.	8,627	345
	Weis Markets Inc.	6,445	328
*	Amplify Snack Brands Inc.	19,155	324
	John B Sanfilippo & Son Inc.	5,600	288
	PetMed Express Inc.	13,296	268
	Medifast Inc.	6,981	257
*	Smart & Final Stores Inc.	15,765	202
*	Farmer Brothers Co.	5,375	172
	Orchids Paper Products Co.	6,099	171
*	Craft Brew Alliance Inc.	8,314	165
^	Natural Health Trends Corp.	5,000	161
*	Primo Water Corp.	13,841	160
	Village Super Market Inc. Class A	4,851	155
*,^	Freshpet Inc.	14,696	154
*	Chefs' Warehouse Inc.	12,810	141
*	Nutraceutical International Corp.	5,525	140
	Limoneira Co.	7,816	130
*	Seneca Foods Corp. Class A	4,286	126
*	Inventure Foods Inc.	12,214	118
*	Alliance One International Inc.	5,469	116
*	Lifevantage Corp.	8,998	110
	Nature's Sunshine Products Inc.	5,897	80
*	Natural Grocers by Vitamin Cottage Inc.	5,911	73
	Alico Inc.	1,952	55
*	Synutra International Inc.	13,643	54
*	Turning Point Brands Inc.	3,894	50
*	Lifeway Foods Inc.	2,698	34
			31,905
Energy (2.9%)
*	RSP Permian Inc.	53,757	2,099
*	PDC Energy Inc.	31,470	2,090
*	NOW Inc.	73,701	1,521
*	Carrizo Oil & Gas Inc.	37,418	1,433
	Western Refining Inc.	55,532	1,397
*	Matador Resources Co.	55,836	1,281
	Golar LNG Ltd.	59,858	1,247
*	Callon Petroleum Co.	84,082	1,223
*	Oasis Petroleum Inc.	119,338	1,131
*	Oil States International Inc.	35,799	1,111
	SemGroup Corp. Class A	35,495	1,104
*	Synergy Resources Corp.	129,826	850
*	McDermott International Inc.	160,578	840
	Delek US Holdings Inc.	42,704	749
	TerraForm Power Inc. Class A	58,193	747
*	Denbury Resources Inc.	233,733	720
*	Forum Energy Technologies Inc.	40,484	711
*	SEACOR Holdings Inc.	10,736	631
*,^	Seadrill Ltd.	251,149	605
*	Flotek Industries Inc.	38,174	592
	Green Plains Inc.	24,304	590

6

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Unit Corp.	33,433	571
	Archrock Inc.	49,970	551
*	Helix Energy Solutions Group Inc.	68,003	510
*,^	Fairmount Santrol Holdings Inc.	54,442	405
*	Newpark Resources Inc.	56,524	399
*	TETRA Technologies Inc.	61,094	370
*	Cobalt International Energy Inc.	277,656	333
*	Matrix Service Co.	17,990	333
^	Atwood Oceanics Inc.	41,317	326
*	REX American Resources Corp.	4,013	323
*,^	Sanchez Energy Corp.	37,351	321
*	Exterran Corp.	20,822	294
	SunCoke Energy Inc.	43,725	285
*,^	Clayton Williams Energy Inc.	4,007	253
*,^	Sunrun Inc.	41,455	252
*	Clean Energy Fuels Corp.	57,442	251
*	Ring Energy Inc.	23,439	233
*	Renewable Energy Group Inc.	24,357	219
	TerraForm Global Inc. Class A	59,887	217
	Tesco Corp.	31,824	217
*	Bill Barrett Corp.	32,221	214
*	California Resources Corp.	20,780	206
*	Natural Gas Services Group Inc.	8,262	195
	Panhandle Oil and Gas Inc. Class A	10,347	179
*	Parker Drilling Co.	78,791	169
*	Contango Oil & Gas Co.	17,095	165
	Alon USA Energy Inc.	20,102	164
^	CARBO Ceramics Inc.	12,570	158
*	Geospace Technologies Corp.	8,746	155
^	CVR Energy Inc.	10,361	151
*	Trecora Resources	13,427	147
*	Pioneer Energy Services Corp.	42,543	142
*	TerraVia Holdings Inc.	49,816	132
*	Eclipse Resources Corp.	38,573	132
*	Green Brick Partners Inc.	15,270	121
*	Pacific Ethanol Inc.	18,743	121
*	Hornbeck Offshore Services Inc.	21,842	120
*	Abraxas Petroleum Corp.	82,128	115
*	RigNet Inc.	8,404	106
*,^	EP Energy Corp. Class A	25,371	105
*,^	FuelCell Energy Inc.	19,610	101
*,^	EXCO Resources Inc.	98,272	100
*	Era Group Inc.	13,677	100
*,^	Northern Oil and Gas Inc.	30,630	99
*	Independence Contract Drilling Inc.	19,638	99
*	EnerNOC Inc.	17,030	97
	Evolution Petroleum Corp.	16,917	96
*	Dawson Geophysical Co.	13,228	95
*	Westmoreland Coal Co.	11,986	92
*	Ameresco Inc. Class A	14,494	69
*	Jones Energy Inc. Class A	20,812	58
*	Willbros Group Inc.	28,339	55
	Adams Resources & Energy Inc.	1,462	54
*,^	Vivint Solar Inc.	15,869	51
*	Par Pacific Holdings Inc.	4,031	49
*,^	W&T Offshore Inc.	21,731	37
*	Isramco Inc.	401	31
*,^	Erin Energy Corp.	8,816	20
*	Earthstone Energy Inc.	1,350	13
*	Par Pacific Holdings Inc. Rights Exp. 09/14/2016	18,331	1
*	Global Geophysical Services Inc.	127	—
			33,649
Financial Services (26.8%)
	Gramercy Property Trust	285,424	2,763

7

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
Fair Isaac Corp.	21,101	2,700
Healthcare Realty Trust Inc.	76,930	2,697
Prosperity Bancshares Inc.	45,788	2,540
Investors Bancorp Inc.	202,492	2,481
Umpqua Holdings Corp.	150,121	2,465
PrivateBancorp Inc.	53,359	2,452
Medical Properties Trust Inc.	160,524	2,451
Webster Financial Corp.	61,965	2,394
Bank of the Ozarks Inc.	60,303	2,363
New Residential Investment Corp.	164,605	2,362
Education Realty Trust Inc.	48,213	2,185
First Industrial Realty Trust Inc.	74,934	2,156
DuPont Fabros Technology Inc.	50,766	2,152
Hudson Pacific Properties Inc.	63,661	2,131
Sunstone Hotel Investors Inc.	148,469	2,062
LaSalle Hotel Properties	73,278	2,056
National Health Investors Inc.	25,302	2,031
Radian Group Inc.	147,667	2,025
CNO Financial Group Inc.	122,037	1,983
RLJ Lodging Trust	83,828	1,957
Wintrust Financial Corp.	35,033	1,947
Physicians Realty Trust	90,848	1,945
Home BancShares Inc.	82,769	1,937
Acadia Realty Trust	51,549	1,904
IBERIABANK Corp.	27,599	1,898
* MGIC Investment Corp.	233,321	1,888
MB Financial Inc.	47,657	1,867
UMB Financial Corp.	30,511	1,855
RLI Corp.	25,740	1,827
^ Primerica Inc.	31,970	1,820
FNB Corp.	143,198	1,789
CoreSite Realty Corp.	22,511	1,756
Urban Edge Properties	61,277	1,756
* Washington Prime Group Inc.	127,327	1,749
* Stifel Financial Corp.	44,345	1,745
Hancock Holding Co.	53,001	1,729
United Bankshares Inc.	43,753	1,724
QTS Realty Trust Inc. Class A	31,748	1,720
Lexington Realty Trust	156,628	1,690
Mack-Cali Realty Corp.	60,873	1,690
Fulton Financial Corp.	116,571	1,686
* Texas Capital Bancshares Inc.	31,648	1,662
Washington Federal Inc.	61,956	1,642
Retail Opportunity Investments Corp.	73,499	1,640
Pinnacle Financial Partners Inc.	28,909	1,639
Valley National Bancorp	168,795	1,629
CBL & Associates Properties Inc.	113,366	1,618
* Genworth Financial Inc. Class A	340,540	1,611
Kite Realty Group Trust	55,600	1,606
Washington REIT	49,386	1,605
Ryman Hospitality Properties Inc.	29,656	1,600
First Financial Bankshares Inc.	43,616	1,597
Cathay General Bancorp	50,621	1,590
EastGroup Properties Inc.	21,655	1,589
Cousins Properties Inc.	141,776	1,562
Glacier Bancorp Inc.	52,127	1,561
Selective Insurance Group Inc.	38,818	1,549
Sterling Bancorp	86,568	1,545
* Hope Bancorp Inc.	86,180	1,482
DiamondRock Hospitality Co.	138,959	1,472
PS Business Parks Inc.	13,242	1,467
Janus Capital Group Inc.	98,539	1,465
First Citizens BancShares Inc. Class A	5,127	1,461
BancorpSouth Inc.	58,098	1,447

8

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	Pebblebrook Hotel Trust	48,008	1,442
	Colony Capital Inc. Class A	77,739	1,436
	Community Bank System Inc.	29,385	1,394
*	Cardtronics plc Class A	30,922	1,389
	Great Western Bancorp Inc.	40,375	1,382
	Colony Starwood Homes	44,313	1,374
	Evercore Partners Inc. Class A	26,424	1,354
	LTC Properties Inc.	25,674	1,333
*	Essent Group Ltd.	50,119	1,332
	EverBank Financial Corp.	69,099	1,326
	BGC Partners Inc. Class A	149,437	1,311
	Columbia Banking System Inc.	39,026	1,289
*	HRG Group Inc.	79,609	1,287
	Old National Bancorp	90,702	1,284
	Trustmark Corp.	45,227	1,283
	Alexander & Baldwin Inc.	31,846	1,278
	Kennedy-Wilson Holdings Inc.	57,916	1,278
*	Enstar Group Ltd.	7,627	1,271
*	Blackhawk Network Holdings Inc.	36,839	1,262
	Capitol Federal Financial Inc.	86,264	1,240
	South State Corp.	16,284	1,237
	CVB Financial Corp.	69,030	1,228
	Chemical Financial Corp.	26,246	1,213
	Invesco Mortgage Capital Inc.	76,697	1,207
	Xenia Hotels & Resorts Inc.	71,443	1,203
*,^	LendingClub Corp.	221,138	1,196
	Monogram Residential Trust Inc.	112,652	1,185
	Pennsylvania REIT	46,806	1,174
	Financial Engines Inc.	36,263	1,159
	American Assets Trust Inc.	26,169	1,159
	Select Income REIT	42,360	1,156
	STAG Industrial Inc.	46,083	1,144
*	Hilltop Holdings Inc.	50,035	1,133
	International Bancshares Corp.	37,929	1,125
	Sabra Health Care REIT Inc.	43,296	1,103
	Government Properties Income Trust	47,247	1,101
	Argo Group International Holdings Ltd.	19,392	1,100
	Potlatch Corp.	28,333	1,073
	New York REIT Inc.	111,009	1,072
	First Midwest Bancorp Inc.	54,432	1,065
	Chesapeake Lodging Trust	41,792	1,065
*	Eagle Bancorp Inc.	20,551	1,064
	American Equity Investment Life Holding Co.	59,204	1,043
	Ramco-Gershenson Properties Trust	53,129	1,032
*	PRA Group Inc.	32,219	1,030
	Waddell & Reed Financial Inc. Class A	55,386	1,030
	Kemper Corp.	27,214	1,019
	Northwest Bancshares Inc.	64,654	1,003
	GEO Group Inc.	49,770	997
	Horace Mann Educators Corp.	27,213	995
	United Community Banks Inc.	47,343	993
	Simmons First National Corp. Class A	19,757	992
	Rexford Industrial Realty Inc.	44,346	990
	Renasant Corp.	27,592	978
	Parkway Properties Inc.	54,088	974
	First Cash Financial Services Inc.	18,458	955
	Global Net Lease Inc.	114,819	953
	Astoria Financial Corp.	62,022	949
	NBT Bancorp Inc.	29,251	945
	LegacyTexas Financial Group Inc.	31,061	942
	Talmer Bancorp Inc. Class A	40,370	939
	Franklin Street Properties Corp.	73,504	923
	Independent Bank Corp.	17,375	921
	Provident Financial Services Inc.	42,159	909

9

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	CYS Investments Inc.	102,232	901
	Towne Bank	37,687	897
	Banner Corp.	20,232	896
	First Financial Bancorp	40,906	892
	Park National Corp.	9,234	883
	Yadkin Financial Corp.	33,704	880
*,^	BofI Holding Inc.	40,443	870
^	Westamerica Bancorporation	17,045	867
	Kearny Financial Corp.	62,259	852
	Four Corners Property Trust Inc.	40,794	845
	ServisFirst Bancshares Inc.	16,018	839
	Union Bankshares Corp.	30,133	839
	Summit Hotel Properties Inc.	58,047	830
	Terreno Realty Corp.	30,700	822
	WesBanco Inc.	24,638	806
^	WisdomTree Investments Inc.	76,411	802
	Ameris Bancorp	22,652	789
	National General Holdings Corp.	33,728	769
	Redwood Trust Inc.	51,610	764
*	FCB Financial Holdings Inc. Class A	19,926	763
	AMERISAFE Inc.	12,664	760
	WSFS Financial Corp.	19,085	742
	First Merchants Corp.	27,302	741
	Banc of California Inc.	32,892	734
	Agree Realty Corp.	15,204	730
	EVERTEC Inc.	42,291	721
	Tompkins Financial Corp.	9,648	713
*	MBIA Inc.	87,675	707
	Beneficial Bancorp Inc.	46,724	705
	Seritage Growth Properties Class A	15,829	704
	Cash America International Inc.	16,129	702
	Navigators Group Inc.	7,471	702
	Boston Private Financial Holdings Inc.	54,367	700
	Stewart Information Services Corp.	15,232	697
	PennyMac Mortgage Investment Trust	45,231	689
	BNC Bancorp	27,302	671
	S&T Bancorp Inc.	23,243	668
*	Green Dot Corp. Class A	28,657	665
	First Commonwealth Financial Corp.	65,064	664
	Safety Insurance Group Inc.	9,918	659
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	27,444	658
	FelCor Lodging Trust Inc.	92,170	655
	Employers Holdings Inc.	21,494	655
	Apollo Commercial Real Estate Finance Inc.	39,557	645
	HFF Inc. Class A	23,890	640
*	St. Joe Co.	33,814	639
	New Senior Investment Group Inc.	51,533	638
	Capstead Mortgage Corp.	64,315	638
	Alexander's Inc.	1,458	627
	United Fire Group Inc.	14,465	625
	Infinity Property & Casualty Corp.	7,166	604
	Monmouth Real Estate Investment Corp.	42,574	596
	Cohen & Steers Inc.	13,999	590
	Banco Latinoamericano de Comercio Exterior SA	20,407	590
*	Third Point Reinsurance Ltd.	44,516	580
	Lakeland Financial Corp.	16,037	575
	Berkshire Hills Bancorp Inc.	20,576	574
	Cardinal Financial Corp.	21,319	572
	CareTrust REIT Inc.	38,303	569
*	FNFV Group	43,913	566
	CenterState Banks Inc.	31,198	561
	Hanmi Financial Corp.	21,165	555
	ARMOUR Residential REIT Inc.	24,866	553
*	Ambac Financial Group Inc.	30,433	552

10

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	Hersha Hospitality Trust Class A	28,244	552
	Universal Insurance Holdings Inc.	22,202	550
	Brookline Bancorp Inc.	46,072	550
	State Bank Financial Corp.	23,825	549
	Maiden Holdings Ltd.	39,753	549
	Southside Bancshares Inc.	16,570	544
	Investors Real Estate Trust	80,638	535
	Heartland Financial USA Inc.	14,688	533
*	iStar Inc.	48,631	526
	Central Pacific Financial Corp.	20,445	523
	American Capital Mortgage Investment Corp.	30,482	520
	Chatham Lodging Trust	24,948	517
	Tier REIT Inc.	32,008	513
*	KCG Holdings Inc. Class A	35,378	511
	InfraREIT Inc.	26,903	508
	Universal Health Realty Income Trust	8,246	508
	Meridian Bancorp Inc.	32,112	502
	RE/MAX Holdings Inc. Class A	11,931	497
	Sandy Spring Bancorp Inc.	15,750	497
	City Holding Co.	9,797	496
*	Walker & Dunlop Inc.	18,641	494
	First Busey Corp.	21,130	493
*	Pacific Premier Bancorp Inc.	18,042	487
	Nelnet Inc. Class A	13,662	484
	United Financial Bancorp Inc.	34,451	482
	National Storage Affiliates Trust	23,664	481
	Urstadt Biddle Properties Inc. Class A	20,229	459
	Stock Yards Bancorp Inc.	14,293	456
*	Piper Jaffray Cos.	10,244	455
	Northfield Bancorp Inc.	28,592	454
	New York Mortgage Trust Inc.	74,666	451
	FBL Financial Group Inc. Class A	6,647	439
*	Customers Bancorp Inc.	16,364	438
	TrustCo Bank Corp. NY	61,157	437
	Flushing Financial Corp.	18,797	436
	Greenhill & Co. Inc.	18,825	432
	Silver Bay Realty Trust Corp.	22,589	430
	Washington Trust Bancorp Inc.	10,189	429
	Cass Information Systems Inc.	7,491	429
*	Greenlight Capital Re Ltd. Class A	19,963	428
	Altisource Residential Corp.	38,892	427
	Easterly Government Properties Inc.	21,877	426
	Cedar Realty Trust Inc.	56,252	426
	Saul Centers Inc.	6,420	426
	Capital Bank Financial Corp.	13,489	422
	Getty Realty Corp.	17,929	422
	Oritani Financial Corp.	26,193	421
	NorthStar Realty Europe Corp.	40,692	417
*	HomeStreet Inc.	15,793	412
	Opus Bank	11,736	410
*,^	LendingTree Inc.	4,180	405
	First Interstate BancSystem Inc. Class A	13,036	401
	Enterprise Financial Services Corp.	12,861	396
	Diamond Hill Investment Group Inc.	2,089	396
	Univest Corp. of Pennsylvania	16,921	395
	First Potomac Realty Trust	38,626	389
*	INTL. FCStone Inc.	10,743	387
*	Flagstar Bancorp Inc.	13,768	387
	National Bank Holdings Corp. Class A	16,066	385
	OM Asset Management plc	28,400	383
*	First BanCorp	78,222	383
	James River Group Holdings Ltd.	10,347	378
	MainSource Financial Group Inc.	15,520	374
	TriCo Bancshares	13,763	372

11

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	Community Trust Bancorp Inc.	10,088	372
	1st Source Corp.	10,444	370
	Meta Financial Group Inc.	6,004	370
	Ashford Hospitality Trust Inc.	52,534	366
	BancFirst Corp.	5,330	366
	Dime Community Bancshares Inc.	20,657	365
	Lakeland Bancorp Inc.	26,709	365
	Heritage Financial Corp.	19,481	360
*,^	Nationstar Mortgage Holdings Inc.	22,388	356
	Independent Bank Group Inc.	8,090	355
	German American Bancorp Inc.	9,613	354
	Bryn Mawr Bank Corp.	11,013	354
*	Encore Capital Group Inc.	16,213	350
	Virtus Investment Partners Inc.	3,825	349
	Ladder Capital Corp.	26,208	348
*	EZCORP Inc. Class A	33,428	346
	ConnectOne Bancorp Inc.	19,220	342
	Bridge Bancorp Inc.	11,467	342
*,^	Citizens Inc. Class A	31,391	342
	Investment Technology Group Inc.	21,888	337
*	Seacoast Banking Corp. of Florida	20,311	334
*	WMIH Corp.	133,075	331
	Moelis & Co. Class A	12,172	328
	Armada Hoffler Properties Inc.	23,679	326
	CoBiz Financial Inc.	24,699	324
	Camden National Corp.	6,963	322
	CatchMark Timber Trust Inc. Class A	26,645	312
	Anworth Mortgage Asset Corp.	63,692	311
	OFG Bancorp	28,520	311
	First of Long Island Corp.	9,363	307
	AG Mortgage Investment Trust Inc.	19,299	305
	Great Southern Bancorp Inc.	7,049	297
	Mercantile Bank Corp.	11,011	295
	Apollo Residential Mortgage Inc.	21,384	292
	Waterstone Financial Inc.	17,154	290
	Park Sterling Corp.	33,901	287
	National Western Life Group Inc. Class A	1,479	287
	PJT Partners Inc.	11,615	287
	Western Asset Mortgage Capital Corp.	26,898	285
*	Forestar Group Inc.	22,472	282
	Preferred Bank	8,010	281
	First Financial Corp.	6,812	278
	Resource Capital Corp.	20,432	271
	First Defiance Financial Corp.	5,904	269
	Virtu Financial Inc. Class A	16,449	268
	Suffolk Bancorp	7,580	268
	OceanFirst Financial Corp.	13,508	268
	Gladstone Commercial Corp.	14,852	267
	Ashford Hospitality Prime Inc.	17,172	266
	First Bancorp	13,219	265
	NexPoint Residential Trust Inc.	12,527	262
	Westwood Holdings Group Inc.	5,225	261
*	CU Bancorp	10,757	260
*	NMI Holdings Inc. Class A	32,243	256
	Whitestone REIT	17,663	256
*	Cowen Group Inc. Class A	67,023	251
	First Community Bancshares Inc.	10,480	251
	Peoples Bancorp Inc.	10,535	250
	Independence Realty Trust Inc.	26,437	250
	QCR Holdings Inc.	7,954	248
*	Marcus & Millichap Inc.	9,526	248
*	Altisource Portfolio Solutions SA	7,560	246
	Financial Institutions Inc.	9,133	245
	Stonegate Bank	7,529	245

12

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
Fidelity Southern Corp.	13,587	244
Horizon Bancorp	8,650	242
* Ocwen Financial Corp.	67,658	241
Heritage Insurance Holdings Inc.	17,487	240
Arrow Financial Corp.	7,395	240
Blue Hills Bancorp Inc.	16,157	238
State Auto Financial Corp.	10,367	238
CorEnergy Infrastructure Trust Inc.	7,890	232
Southwest Bancorp Inc.	11,833	232
Federal Agricultural Mortgage Corp.	5,624	230
Independent Bank Corp.	14,072	229
* Tejon Ranch Co.	9,342	222
Pacific Continental Corp.	13,422	221
Ares Commercial Real Estate Corp.	17,577	221
Arlington Asset Investment Corp. Class A	14,691	219
* First Foundation Inc.	8,656	217
Preferred Apartment Communities Inc. Class A	15,660	217
* TriState Capital Holdings Inc.	14,465	216
Dynex Capital Inc.	29,411	216
State National Cos. Inc.	21,201	216
* Franklin Financial Network Inc.	6,136	213
Clifton Bancorp Inc.	14,350	213
One Liberty Properties Inc.	8,664	210
Bank Mutual Corp.	26,754	209
West Bancorporation Inc.	10,618	208
United Community Financial Corp.	31,949	208
Republic Bancorp Inc. Class A	6,497	208
* HomeTrust Bancshares Inc.	10,836	207
Peapack Gladstone Financial Corp.	10,309	206
Houlihan Lokey Inc.	8,136	201
* On Deck Capital Inc.	31,448	199
* Triumph Bancorp Inc.	10,325	197
Heritage Commerce Corp.	17,155	197
* Regional Management Corp.	9,091	197
City Office REIT Inc.	14,805	192
Bank of Marin Bancorp	3,932	192
* World Acceptance Corp.	3,972	191
UMH Properties Inc.	16,045	190
Community Healthcare Trust Inc.	8,266	190
* Safeguard Scientifics Inc.	13,457	190
* Allegiance Bancshares Inc.	7,206	189
RAIT Financial Trust	59,396	186
* Nicolet Bankshares Inc.	4,982	186
^ Fidelity & Guaranty Life	7,835	186
OneBeacon Insurance Group Ltd. Class A	13,066	185
HCI Group Inc.	5,797	184
^ Peoples Financial Services Corp.	4,755	183
Guaranty Bancorp	9,883	183
CNB Financial Corp.	9,056	182
Live Oak Bancshares Inc.	12,826	182
United Insurance Holdings Corp.	11,444	180
Enterprise Bancorp Inc.	7,220	179
RMR Group Inc. Class A	4,645	179
* NewStar Financial Inc.	15,858	179
Citizens & Northern Corp.	8,119	176
* Atlantic Capital Bancshares Inc.	11,359	175
* Enova International Inc.	17,866	171
* Global Indemnity plc	5,912	171
Bluerock Residential Growth REIT Inc. Class A	12,663	170
People's Utah Bancorp	8,504	167
National Bankshares Inc.	4,548	163
Farmers National Banc Corp.	16,283	162
MidWestOne Financial Group Inc.	5,435	162
First Connecticut Bancorp Inc.	9,163	161

13

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	National Interstate Corp.	4,935	161
	Sun Bancorp Inc.	7,027	160
*	PICO Holdings Inc.	14,447	159
	Old Second Bancorp Inc.	19,440	159
	Ames National Corp.	5,801	158
	GAIN Capital Holdings Inc.	24,442	157
	EMC Insurance Group Inc.	5,633	157
	American National Bankshares Inc.	5,714	153
*	PennyMac Financial Services Inc. Class A	9,165	152
	First Bancorp Inc.	6,731	152
	Baldwin & Lyons Inc.	5,970	151
	Federated National Holding Co.	8,243	151
*	National Commerce Corp.	5,544	149
*	Ladenburg Thalmann Financial Services Inc.	65,168	149
	Farmers Capital Bank Corp.	4,885	146
*	FRP Holdings Inc.	4,313	145
	Consolidated-Tomoka Land Co.	2,741	145
	Carolina Financial Corp.	6,719	144
	Territorial Bancorp Inc.	5,019	143
	Orchid Island Capital Inc.	13,656	143
	Great Ajax Corp.	10,441	143
	Bar Harbor Bankshares	3,889	143
*	Bancorp Inc.	23,055	143
*	MoneyGram International Inc.	19,569	142
	Sierra Bancorp	7,797	142
*,^	Trupanion Inc.	9,423	142
	Penns Woods Bancorp Inc.	3,163	140
*	Green Bancorp Inc.	13,547	138
*	eHealth Inc.	12,080	136
*	Cascade Bancorp	22,440	135
	Macatawa Bank Corp.	17,325	135
*	First NBC Bank Holding Co.	10,303	135
*	BSB Bancorp Inc.	5,499	133
	WashingtonFirst Bankshares Inc.	5,290	132
	Heritage Oaks Bancorp	15,964	129
	Your Community Bankshares Inc.	3,223	126
	Merchants Bancshares Inc.	3,768	125
	First Business Financial Services Inc.	5,426	124
*	Atlas Financial Holdings Inc.	7,024	123
	BankFinancial Corp.	9,960	123
	Access National Corp.	5,378	120
*	AV Homes Inc.	7,897	120
	Hingham Institution for Savings	920	120
*	Real Industry Inc.	17,239	118
*	Xenith Bankshares Inc.	49,873	117
	Charter Financial Corp.	8,853	116
*	CommunityOne Bancorp	8,633	116
	Northrim BanCorp Inc.	4,420	114
	Capital City Bank Group Inc.	8,080	113
	Owens Realty Mortgage Inc.	6,569	112
	Bear State Financial Inc.	11,757	110
	Home Bancorp Inc.	3,767	109
*,^	Trinity Place Holdings Inc.	12,686	108
*	Southern First Bancshares Inc.	3,753	106
	Summit Financial Group Inc.	5,464	106
	Old Line Bancshares Inc.	5,487	106
	Oppenheimer Holdings Inc. Class A	6,597	106
	ACNB Corp.	3,895	106
	Calamos Asset Management Inc. Class A	15,095	105
	Codorus Valley Bancorp Inc.	5,060	105
	LCNB Corp.	5,762	101
*	Planet Payment Inc.	27,748	100
	MutualFirst Financial Inc.	3,574	99
	MBT Financial Corp.	11,655	99

14

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	Orrstown Financial Services Inc.	4,840	99
	SI Financial Group Inc.	7,299	98
	Associated Capital Group Inc. Class A	2,936	97
*	First Northwest Bancorp	7,276	96
*	Hallmark Financial Services Inc.	9,056	96
	Shore Bancshares Inc.	8,224	96
	First Mid-Illinois Bancshares Inc.	3,760	94
	Southern Missouri Bancorp Inc.	3,825	94
	Premier Financial Bancorp Inc.	5,572	93
*	Veritex Holdings Inc.	5,420	93
	Lake Sunapee Bank Group	5,133	92
	Investors Title Co.	937	92
	Southern National Bancorp of Virginia Inc.	7,343	91
*	Republic First Bancorp Inc.	22,046	90
	C&F Financial Corp.	2,122	90
	Crawford & Co. Class B	7,848	89
*,^	Impac Mortgage Holdings Inc.	5,341	89
	Farmland Partners Inc.	7,623	89
	Central Valley Community Bancorp	5,727	88
	Donegal Group Inc. Class A	5,466	88
	Middleburg Financial Corp.	3,084	88
^	Union Bankshares Inc.	2,556	87
	Tiptree Financial Inc. Class A	15,820	86
	Century Bancorp Inc. Class A	1,943	85
	Bankwell Financial Group Inc.	3,747	84
	Provident Financial Holdings Inc.	4,316	82
	GAMCO Investors Inc. Class A	2,669	82
	First Internet Bancorp	3,395	81
*	Equity Bancshares Inc. Class A	3,303	80
	Independence Holding Co.	4,535	80
*,^	First Community Financial Partners Inc.	8,901	80
	Westfield Financial Inc.	10,437	79
	First Financial Northwest Inc.	5,959	78
*	Stratus Properties Inc.	4,084	78
*	Pacific Mercantile Bancorp	10,046	77
^	CPI Card Group Inc.	13,811	76
	Manning & Napier Inc.	9,790	75
	Pzena Investment Management Inc. Class A	9,620	75
	Resource America Inc. Class A	7,623	74
	ESSA Bancorp Inc.	5,362	74
	Blue Capital Reinsurance Holdings Ltd.	3,862	67
	County Bancorp Inc.	3,157	66
	Hennessy Advisors Inc.	1,889	64
	Chemung Financial Corp.	2,048	60
	Midland States Bancorp Inc.	2,408	59
	FBR & Co.	4,106	58
	B. Riley Financial Inc.	6,086	58
	Silvercrest Asset Management Group Inc. Class A	4,611	57
^	United Development Funding IV	17,276	55
*	Walter Investment Management Corp.	12,221	46
*	Provident Bancorp Inc.	2,886	46
*,^	UCP Inc.	5,291	45
*	BBX Capital Corp.	2,101	42
	Greene County Bancorp Inc.	1,973	33
	Medley Management Inc. Class A	4,185	30
	Fifth Street Asset Management Inc.	4,016	25
*	Wins Finance Holdings Inc.	924	23
	California First National Bancorp	1,533	23
	Griffin Industrial Realty Inc.	465	15
	Value Line Inc.	776	14
*	American Independence Corp.	395	10
			315,125
Health Care (13.4%)
	HealthSouth Corp.	60,394	2,459

15

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	PAREXEL International Corp.	35,533	2,417
*	NuVasive Inc.	33,613	2,201
*	Horizon Pharma plc	109,902	2,066
*	Medidata Solutions Inc.	37,868	2,049
	Cantel Medical Corp.	24,404	1,845
*	Medicines Co.	46,232	1,811
*	Integra LifeSciences Holdings Corp.	20,298	1,754
*	Wright Medical Group NV	70,845	1,754
*	Exelixis Inc.	155,686	1,736
*	Prestige Brands Holdings Inc.	36,034	1,734
*	Catalent Inc.	68,597	1,731
*	Cepheid	49,990	1,716
*	Insulet Corp.	39,660	1,679
*	Masimo Corp.	27,933	1,652
*	Ultragenyx Pharmaceutical Inc.	25,027	1,650
*	Nektar Therapeutics	89,436	1,596
*	Molina Healthcare Inc.	29,619	1,594
*	TESARO Inc.	18,503	1,567
*,^	Kite Pharma Inc.	27,127	1,563
*	Nevro Corp.	16,488	1,557
*	Team Health Holdings Inc.	45,465	1,514
	Chemed Corp.	11,102	1,498
*	Neogen Corp.	25,205	1,489
	Owens & Minor Inc.	42,732	1,469
*	Ligand Pharmaceuticals Inc.	13,100	1,353
*	Exact Sciences Corp.	72,271	1,335
*	Haemonetics Corp.	35,798	1,330
*	WebMD Health Corp.	25,623	1,321
*	ARIAD Pharmaceuticals Inc.	123,106	1,273
*	ICU Medical Inc.	10,130	1,264
*,^	Novavax Inc.	180,705	1,236
*	HMS Holdings Corp.	56,595	1,234
*	Bluebird Bio Inc.	24,803	1,224
*	INC Research Holdings Inc. Class A	27,703	1,209
*	Penumbra Inc.	17,049	1,203
*	Impax Laboratories Inc.	49,044	1,186
*	Prothena Corp. plc	23,297	1,164
*	Radius Health Inc.	21,231	1,164
*	Ironwood Pharmaceuticals Inc. Class A	86,670	1,156
*	AMN Healthcare Services Inc.	31,667	1,147
*	Halyard Health Inc.	31,375	1,144
*	Globus Medical Inc.	48,242	1,121
*	Ophthotech Corp.	20,469	1,081
*	Alder Biopharmaceuticals Inc.	31,572	1,041
*	Puma Biotechnology Inc.	16,582	981
*	NxStage Medical Inc.	42,883	980
*	Pacira Pharmaceuticals Inc.	24,469	970
*	Magellan Health Inc.	16,694	954
*	HealthEquity Inc.	29,110	948
*	Zeltiq Aesthetics Inc.	24,579	937
*	Omnicell Inc.	24,927	937
*	Intra-Cellular Therapies Inc. Class A	23,150	934
*	Amedisys Inc.	19,391	933
*	Myriad Genetics Inc.	45,218	921
*	Cambrex Corp.	21,372	915
*	Select Medical Holdings Corp.	75,311	895
*	Air Methods Corp.	24,887	876
*	Cynosure Inc. Class A	16,641	867
*	Natus Medical Inc.	21,902	852
*	Depomed Inc.	40,551	823
*	Five Prime Therapeutics Inc.	18,704	823
*	PRA Health Sciences Inc.	16,094	814
*	Relypsa Inc.	25,426	813
*	Community Health Systems Inc.	74,356	794

16

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	CONMED Corp.	18,535	756
*	Sarepta Therapeutics Inc.	28,834	752
	Analogic Corp.	8,395	747
*	Surgical Care Affiliates Inc.	18,096	746
*	Merit Medical Systems Inc.	30,659	743
	Abaxis Inc.	14,810	743
*	Spark Therapeutics Inc.	12,786	723
*	Halozyme Therapeutics Inc.	72,560	711
*	Spectranetics Corp.	28,717	707
*	Repligen Corp.	22,499	697
*	Acorda Therapeutics Inc.	28,879	695
*	Theravance Biopharma Inc.	24,365	691
*,^	Cempra Inc.	31,326	687
*,^	TherapeuticsMD Inc.	99,569	685
*	Portola Pharmaceuticals Inc.	33,185	676
*	Amicus Therapeutics Inc.	100,549	673
*	Supernus Pharmaceuticals Inc.	31,226	668
*	Sage Therapeutics Inc.	17,767	660
*	Endologix Inc.	53,855	655
*	Achillion Pharmaceuticals Inc.	78,869	651
*	MacroGenics Inc.	21,459	640
*	Inogen Inc.	10,888	632
*	Lannett Co. Inc.	18,652	632
	Kindred Healthcare Inc.	56,077	619
*	FibroGen Inc.	35,116	608
*,^	Innoviva Inc.	53,862	597
	Ensign Group Inc.	31,774	597
*	Press Ganey Holdings Inc.	14,800	596
*	Insmed Inc.	45,932	595
*	Coherus Biosciences Inc.	19,932	593
*	Synergy Pharmaceuticals Inc.	122,496	579
*	Emergent BioSolutions Inc.	21,625	576
*	Luminex Corp.	26,722	563
*	AMAG Pharmaceuticals Inc.	23,525	561
*,^	Clovis Oncology Inc.	22,428	556
*	Acceleron Pharma Inc.	18,260	548
	Meridian Bioscience Inc.	28,120	547
*	Vascular Solutions Inc.	11,257	542
*	Momenta Pharmaceuticals Inc.	43,888	528
*	Orthofix International NV	11,677	527
*	Healthways Inc.	21,048	526
*	Cardiovascular Systems Inc.	20,994	514
*	Dermira Inc.	16,463	511
	US Physical Therapy Inc.	8,037	507
*	MiMedx Group Inc.	68,999	500
*	PharMerica Corp.	19,569	494
*	Integer Holdings Corp.	20,358	493
	National HealthCare Corp.	7,537	490
*	Pacific Biosciences of California Inc.	56,037	467
*	Xencor Inc.	21,783	460
*	Amphastar Pharmaceuticals Inc.	24,218	460
*	Raptor Pharmaceutical Corp.	59,749	445
*	Anika Therapeutics Inc.	9,358	442
*	Retrophin Inc.	27,428	439
*,^	Cerus Corp.	67,293	426
*	Providence Service Corp.	8,809	415
*,^	Inovio Pharmaceuticals Inc.	45,087	413
*	Dynavax Technologies Corp.	26,371	413
	Atrion Corp.	913	413
*,^	ZIOPHARM Oncology Inc.	81,042	411
	Quality Systems Inc.	34,281	403
*,^	Heron Therapeutics Inc.	21,424	398
*,^	Lexicon Pharmaceuticals Inc.	28,601	397
*	Adeptus Health Inc. Class A	9,254	394

17

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Genomic Health Inc.	14,533	385
*	Quidel Corp.	17,667	385
*	Merrimack Pharmaceuticals Inc.	82,681	382
*	Vanda Pharmaceuticals Inc.	24,016	369
*	Blueprint Medicines Corp.	13,106	365
*	LHC Group Inc.	10,116	360
*,^	Eagle Pharmaceuticals Inc.	5,831	348
*	Triple-S Management Corp. Class B	15,872	347
*,^	Aduro Biotech Inc.	24,235	341
*	Glaukos Corp.	11,363	339
*	SciClone Pharmaceuticals Inc.	33,133	334
*	BioTelemetry Inc.	18,035	333
*	Capital Senior Living Corp.	19,169	330
	CryoLife Inc.	20,658	329
*,^	Accelerate Diagnostics Inc.	15,044	329
*	Array BioPharma Inc.	94,992	326
*,^	Omeros Corp.	29,606	318
*	Spectrum Pharmaceuticals Inc.	59,734	317
*	AtriCure Inc.	20,606	317
	PDL BioPharma Inc.	108,646	316
*	ANI Pharmaceuticals Inc.	5,269	315
*	OraSure Technologies Inc.	36,382	312
*	Aerie Pharmaceuticals Inc.	15,780	306
*	Agenus Inc.	49,152	304
*	Atara Biotherapeutics Inc.	15,324	299
	Landauer Inc.	6,291	299
	Phibro Animal Health Corp. Class A	12,291	298
*	Progenics Pharmaceuticals Inc.	47,198	296
*,^	Advaxis Inc.	25,385	293
*	AngioDynamics Inc.	17,679	292
*	Lion Biotechnologies Inc.	35,897	286
*	NeoGenomics Inc.	35,187	283
*	Accuray Inc.	52,417	279
*,^	Arrowhead Pharmaceuticals Inc.	40,281	279
*	Cotiviti Holdings Inc.	8,292	276
*	Cytokinetics Inc.	22,640	273
	Universal American Corp.	37,953	272
*	Geron Corp.	100,878	271
*	K2M Group Holdings Inc.	16,860	268
*,^	Novocure Ltd.	34,496	265
*	Intersect ENT Inc.	16,714	263
*,^	Axovant Sciences Ltd.	16,023	263
*	Flexion Therapeutics Inc.	15,665	261
*	Cross Country Healthcare Inc.	21,459	261
*	Corcept Therapeutics Inc.	48,954	261
*	CorVel Corp.	6,783	261
*	Otonomy Inc.	15,748	259
*	Aimmune Therapeutics Inc.	17,219	254
*,^	Albany Molecular Research Inc.	17,093	253
	Invacare Corp.	21,253	252
*	Arena Pharmaceuticals Inc.	161,228	250
*	Ardelyx Inc.	24,644	246
*	Surmodics Inc.	8,580	244
*,^	Teladoc Inc.	13,591	242
*	Loxo Oncology Inc.	8,742	241
*	STAAR Surgical Co.	27,010	237
*,^	Bellicum Pharmaceuticals Inc.	13,742	237
*	Surgery Partners Inc.	12,190	235
*,^	Rockwell Medical Inc.	31,887	232
*	GenMark Diagnostics Inc.	27,105	231
*,^	Organovo Holdings Inc.	58,181	225
*	Enanta Pharmaceuticals Inc.	10,191	224
*,^	Insys Therapeutics Inc.	15,681	224
*	Versartis Inc.	17,912	222

18

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Heska Corp.	4,057	221
*,^	Keryx Biopharmaceuticals Inc.	53,740	220
*	Celldex Therapeutics Inc.	64,309	214
*	Rigel Pharmaceuticals Inc.	61,940	209
*	Teligent Inc.	27,398	203
*	Imprivata Inc.	10,498	202
*	Sangamo BioSciences Inc.	46,354	199
*	Trevena Inc.	29,311	199
*	Epizyme Inc.	26,816	196
*	Almost Family Inc.	5,305	195
*,^	BioScrip Inc.	75,709	195
*	BioCryst Pharmaceuticals Inc.	47,476	195
*	Exactech Inc.	7,007	195
*	Aratana Therapeutics Inc.	21,852	194
	Computer Programs & Systems Inc.	7,506	194
*	Akebia Therapeutics Inc.	23,549	191
*	Global Blood Therapeutics Inc.	11,182	190
*	Revance Therapeutics Inc.	13,399	188
*	ConforMIS Inc.	23,439	188
*,^	Foundation Medicine Inc.	8,818	181
*	Civitas Solutions Inc.	9,886	180
*	Fluidigm Corp.	19,447	177
*	PTC Therapeutics Inc.	21,309	175
*	OncoMed Pharmaceuticals Inc.	17,172	172
*,^	MannKind Corp.	212,519	170
*	Natera Inc.	17,093	170
*	Sucampo Pharmaceuticals Inc. Class A	15,399	169
*	Paratek Pharmaceuticals Inc.	12,455	168
*	RadNet Inc.	24,429	165
	LeMaitre Vascular Inc.	8,848	163
*	MyoKardia Inc.	7,377	161
*	NanoString Technologies Inc.	9,742	157
*	Minerva Neurosciences Inc.	12,870	157
*,^	Immunomedics Inc.	56,708	157
*,^	CytomX Therapeutics Inc.	13,387	157
*	ImmunoGen Inc.	55,497	156
*	REGENXBIO Inc.	13,282	156
*,^	InVivo Therapeutics Holdings Corp.	21,878	154
	Utah Medical Products Inc.	2,422	153
*	TG Therapeutics Inc.	23,933	152
*	La Jolla Pharmaceutical Co.	9,293	152
*,^	Oxford Immunotec Global plc	14,623	151
*	Karyopharm Therapeutics Inc.	15,124	150
*	Adamas Pharmaceuticals Inc.	10,951	150
*,^	XBiotech Inc.	11,465	149
*	NewLink Genetics Corp.	14,233	145
*	Enzo Biochem Inc.	26,002	145
*	Zogenix Inc.	16,360	143
*	AxoGen Inc.	15,807	142
*	Chimerix Inc.	29,109	140
*,^	BioTime Inc.	47,479	140
*	Durect Corp.	81,089	135
*	Aclaris Therapeutics Inc.	6,614	133
*	BioSpecifics Technologies Corp.	3,549	130
*	Curis Inc.	72,434	127
*,^	Nobilis Health Corp.	36,365	127
*,^	AAC Holdings Inc.	6,497	127
*,^	Seres Therapeutics Inc.	12,076	126
*	OvaScience Inc.	20,565	125
*,^	Sorrento Therapeutics Inc.	18,677	124
*	American Renal Associates Holdings Inc.	5,712	121
*	WaVe Life Sciences Ltd.	4,839	121
*	Quorum Health Corp.	19,440	120
*	Vitae Pharmaceuticals Inc.	17,225	119

19

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	RTI Surgical Inc.	37,012	119
*	Invitae Corp.	14,905	117
*	Addus HomeCare Corp.	4,857	116
*,^	Idera Pharmaceuticals Inc.	60,506	116
*	MediciNova Inc.	19,459	115
*	Avexis Inc.	3,206	113
*,^	Cellular Biomedicine Group Inc.	7,964	111
*	Castlight Health Inc. Class B	26,436	111
*	Concert Pharmaceuticals Inc.	11,097	108
*	Ignyta Inc.	19,388	107
*	Applied Genetic Technologies Corp.	8,320	106
*	PharmAthene Inc.	40,830	106
*	Medgenics Inc.	18,721	105
*	Esperion Therapeutics Inc.	9,507	102
*	Egalet Corp.	14,510	100
*	Bio-Path Holdings Inc.	63,271	97
*	Athersys Inc.	49,898	95
*	Tetraphase Pharmaceuticals Inc.	24,984	95
*	Edge Therapeutics Inc.	10,647	95
*,^	Trovagene Inc.	19,192	94
*	Voyager Therapeutics Inc.	7,701	94
*	Cutera Inc.	8,594	94
*	Entellus Medical Inc.	4,922	93
*	Codexis Inc.	21,931	91
	National Research Corp. Class A	5,771	91
*	Intellia Therapeutics Inc.	4,579	89
*	Vital Therapies Inc.	15,527	89
*,^	NantKwest Inc.	10,931	88
*	Stemline Therapeutics Inc.	10,681	87
*	Tandem Diabetes Care Inc.	12,175	87
*	Pfenex Inc.	11,976	87
*,^	Synthetic Biologics Inc.	49,596	81
*	Cidara Therapeutics Inc.	7,025	81
*	Inotek Pharmaceuticals Corp.	11,445	81
*	Regulus Therapeutics Inc.	25,423	81
*,^	Editas Medicine Inc.	4,699	79
*	Cara Therapeutics Inc.	14,393	78
*	Flex Pharma Inc.	6,976	77
*	Endocyte Inc.	25,458	76
*,^	Ocular Therapeutix Inc.	11,764	75
*	IRIDEX Corp.	4,950	74
*	Collegium Pharmaceutical Inc.	8,870	74
*,^	AcelRx Pharmaceuticals Inc.	23,191	73
*	Senseonics Holdings Inc.	18,217	73
*	Anthera Pharmaceuticals Inc.	24,948	72
*,^	Reata Pharmaceuticals Inc. Class A	3,726	71
*	ChemoCentryx Inc.	13,976	70
*,^	Titan Pharmaceuticals Inc.	12,337	69
*,^	Anavex Life Sciences Corp.	21,391	65
*	Avinger Inc.	15,652	64
*,^	T2 Biosystems Inc.	9,583	64
*,^	TransEnterix Inc.	45,765	63
*	Agile Therapeutics Inc.	8,626	62
*	Galena Biopharma Inc.	152,225	62
*	Fortress Biotech Inc.	22,331	61
^	Osiris Therapeutics Inc.	12,025	60
*,^	Proteostasis Therapeutics Inc.	4,152	59
*	Neos Therapeutics Inc.	8,998	59
*	GlycoMimetics Inc.	7,661	57
*	Genesis Healthcare Inc.	23,006	55
*	Adverum Biotechnologies Inc.	15,134	54
*	Axsome Therapeutics Inc.	7,292	53
*	Immune Design Corp.	7,209	51
*	iRadimed Corp.	2,659	50

20

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Infinity Pharmaceuticals Inc.	31,528	48
*,^	Dimension Therapeutics Inc.	8,004	48
*	Veracyte Inc.	8,281	47
*	Zafgen Inc.	14,972	45
*	Syndax Pharmaceuticals Inc.	3,098	44
*,^	Corindus Vascular Robotics Inc.	36,021	42
*	Asterias Biotherapeutics Inc.	14,862	41
*	Mirati Therapeutics Inc.	7,916	40
*	Lipocine Inc.	10,845	37
*,^	Argos Therapeutics Inc.	6,986	35
*,^	USMD Holdings Inc.	1,532	34
*	Eiger BioPharmaceuticals Inc.	2,272	34
*,^	Second Sight Medical Products Inc.	9,569	32
*	vTv Therapeutics Inc. Class A	5,481	31
*	Corvus Pharmaceuticals Inc.	2,185	30
*	Aptevo Therapeutics Inc.	10,812	29
*	Tobira Therapeutics Inc.	5,814	29
*,^	CytRx Corp.	43,574	24
*,^	Ampio Pharmaceuticals Inc.	28,788	24
*,^	ViewRay Inc.	4,341	18
*	Tokai Pharmaceuticals Inc.	5,930	7
*	Asterias Biotherapeutics Inc. Warrants Exp. 09/30/2016	1,281	—
			157,842
Materials & Processing (7.2%)
	Olin Corp.	112,999	2,445
	Sensient Technologies Corp.	29,844	2,185
	Belden Inc.	28,600	2,133
	PolyOne Corp.	57,185	1,971
*	Louisiana-Pacific Corp.	98,194	1,913
*	Beacon Roofing Supply Inc.	40,734	1,873
	US Silica Holdings Inc.	43,757	1,717
	Minerals Technologies Inc.	23,731	1,675
	Chemours Co.	123,258	1,626
	HB Fuller Co.	33,565	1,594
	Universal Forest Products Inc.	13,570	1,481
	Balchem Corp.	21,125	1,479
	Hecla Mining Co.	261,690	1,460
*	Coeur Mining Inc.	111,038	1,415
*	GCP Applied Technologies Inc.	47,527	1,391
*	Masonite International Corp.	20,788	1,387
	Worthington Industries Inc.	30,804	1,321
	Mueller Industries Inc.	37,974	1,312
	Mueller Water Products Inc. Class A	107,024	1,294
*	Chemtura Corp.	42,645	1,279
*	Ingevity Corp.	28,593	1,269
^	Allegheny Technologies Inc.	72,732	1,241
*	Rexnord Corp.	55,664	1,231
*	Trex Co. Inc.	19,760	1,224
	Simpson Manufacturing Co. Inc.	27,789	1,219
*	RBC Bearings Inc.	15,256	1,207
	Commercial Metals Co.	77,175	1,198
	Trinseo SA	19,676	1,138
	Carpenter Technology Corp.	30,889	1,121
	KapStone Paper and Packaging Corp.	59,966	1,050
	Kaiser Aluminum Corp.	12,217	1,041
*	Stillwater Mining Co.	82,052	1,038
*	Summit Materials Inc. Class A	50,999	1,007
*	MRC Global Inc.	65,092	955
	Stepan Co.	13,548	952
	Innospec Inc.	15,799	937
	Apogee Enterprises Inc.	19,290	934
	Neenah Paper Inc.	11,180	899
	Quaker Chemical Corp.	8,874	887
*	Headwaters Inc.	48,474	879

21

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*,^	Cliffs Natural Resources Inc.	150,822	860
	Schweitzer-Mauduit International Inc.	21,129	830
*	Gibraltar Industries Inc.	20,985	801
	AAON Inc.	28,139	796
	Cabot Microelectronics Corp.	15,668	779
	Interface Inc. Class A	43,462	768
*	Builders FirstSource Inc.	55,808	767
*	Ferro Corp.	55,279	737
*	Clearwater Paper Corp.	11,871	737
*	BMC Stock Holdings Inc.	36,669	731
	Greif Inc. Class A	17,043	727
*	Kraton Performance Polymers Inc.	19,999	721
*	AK Steel Holding Corp.	158,804	708
	Comfort Systems USA Inc.	24,801	704
*	Boise Cascade Co.	26,197	687
	PH Glatfelter Co.	29,202	647
*	Caesarstone Ltd.	16,025	630
*	Patrick Industries Inc.	9,776	626
*	Nortek Inc.	7,041	605
*	Univar Inc.	28,983	600
	Innophos Holdings Inc.	13,055	551
	Advanced Drainage Systems Inc.	23,125	535
*	Continental Building Products Inc.	23,692	526
*	US Concrete Inc.	9,589	508
	Deltic Timber Corp.	7,071	502
	Calgon Carbon Corp.	34,114	495
	A Schulman Inc.	19,372	494
*	Installed Building Products Inc.	13,591	454
	Quanex Building Products Corp.	22,920	443
*	Koppers Holdings Inc.	13,472	440
	Materion Corp.	14,555	427
	Global Brass & Copper Holdings Inc.	14,347	403
	Insteel Industries Inc.	11,889	396
	Tronox Ltd. Class A	43,300	395
	Aceto Corp.	19,224	388
*	PGT Inc.	31,433	374
	Rayonier Advanced Materials Inc.	29,213	359
	Ferroglobe plc	43,076	355
	Griffon Corp.	20,318	348
	Schnitzer Steel Industries Inc.	17,473	328
*	Armstrong Flooring Inc.	15,330	316
	Tredegar Corp.	16,719	315
	American Vanguard Corp.	18,614	314
	NN Inc.	17,194	305
	Haynes International Inc.	8,234	304
	Chase Corp.	4,700	303
	AEP Industries Inc.	2,663	295
*	Veritiv Corp.	5,559	285
*	OMNOVA Solutions Inc.	27,837	278
	Hawkins Inc.	6,308	276
*	NCI Building Systems Inc.	18,157	275
*	Unifi Inc.	10,259	267
*	TimkenSteel Corp.	26,845	264
*	Landec Corp.	17,833	231
	Culp Inc.	7,090	225
^	Greif Inc. Class B	3,848	215
*	Century Aluminum Co.	33,086	208
	Myers Industries Inc.	14,226	204
*	Ply Gem Holdings Inc.	14,468	202
*	Multi Packaging Solutions International Ltd.	13,892	195
	FutureFuel Corp.	16,167	189
	KMG Chemicals Inc.	6,287	176
	Gold Resource Corp.	32,772	171
*	LSB Industries Inc.	13,627	164

22

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	LSI Industries Inc.	15,592	158
^	Kronos Worldwide Inc.	14,729	131
	Oil-Dri Corp. of America	3,263	123
	Olympic Steel Inc.	5,964	115
*	GMS Inc.	4,660	114
*	UFP Technologies Inc.	4,198	104
*	Ryerson Holding Corp.	8,508	103
	Dynamic Materials Corp.	9,191	101
*	AgroFresh Solutions Inc.	14,422	88
	United States Lime & Minerals Inc.	1,257	81
	Omega Flex Inc.	1,881	72
*	Lawson Products Inc.	4,004	68
*,^	ChromaDex Corp.	18,766	62
	Ampco-Pittsburgh Corp.	5,608	61
	Valhi Inc.	17,367	44
*	Handy & Harman Ltd.	1,922	43
*	NL Industries Inc.	7,087	42
	CompX International Inc.	1,040	13
			85,060
Other (0.0%)[2]
*	Dyax Corp CVR Exp. 12/31/2019	83,094	92
*	Leap Wireless International Inc. CVR	22,127	56
*	First Hawaiian Inc.	1,078	29
*,^	Twilio Inc.	492	26
*	Selecta Biosciences Inc.	1,920	23
*	Impinj Inc.	500	11
*	Kinsale Capital Group Inc.	331	7
*	At Home Group Inc.	434	7
*	Chelsea Therapeutics International Ltd. CVR Exp. 12/31/2016	31,094	3
*	Omthera Pharmaceuticals Inc. CVR	2,012	1
*	Durata Therapeutics Inc CVR Exp. 12/31/2018	680	1
*	Clinical Data Contingent Value Rights	913	—
*	Gerber Scientific Inc. CVR	2,358	—
*	Cubist Pharmaceuticals, Inc. CVR	13,664	—
			256
Producer Durables (13.4%)
	Curtiss-Wright Corp.	30,011	2,698
	MAXIMUS Inc.	43,362	2,551
*	Teledyne Technologies Inc.	23,229	2,489
*,^	XPO Logistics Inc.	66,580	2,384
	EMCOR Group Inc.	41,216	2,360
	Deluxe Corp.	33,246	2,266
	Woodward Inc.	35,378	2,219
	CLARCOR Inc.	32,445	2,124
	EnerSys	29,631	2,085
	Littelfuse Inc.	15,135	1,919
	Healthcare Services Group Inc.	47,279	1,909
	Joy Global Inc.	67,334	1,837
	Convergys Corp.	60,250	1,797
	HNI Corp.	31,285	1,747
*	Dycom Industries Inc.	20,774	1,685
*	Hawaiian Holdings Inc.	35,394	1,663
*	Generac Holdings Inc.	44,146	1,647
*	Darling Ingredients Inc.	111,971	1,577
*	Esterline Technologies Corp.	20,365	1,567
*	WageWorks Inc.	24,954	1,542
	Kennametal Inc.	54,469	1,523
*	Electronics For Imaging Inc.	32,111	1,512
	Herman Miller Inc.	41,015	1,479
	ABM Industries Inc.	37,985	1,460
	Barnes Group Inc.	34,246	1,416
	Tetra Tech Inc.	39,538	1,396
	John Bean Technologies Corp.	19,965	1,371
*	KLX Inc.	36,652	1,369

23

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
UniFirst Corp.	10,393	1,334
* MasTec Inc.	45,270	1,333
Granite Construction Inc.	27,142	1,303
CEB Inc.	21,574	1,299
Hillenbrand Inc.	40,365	1,298
* Moog Inc. Class A	21,942	1,294
* On Assignment Inc.	34,148	1,288
Knight Transportation Inc.	45,794	1,287
G&K Services Inc. Class A	13,213	1,286
* FTI Consulting Inc.	28,562	1,265
Allegiant Travel Co. Class A	9,114	1,260
GATX Corp.	28,560	1,252
Watts Water Technologies Inc. Class A	18,918	1,218
MSA Safety Inc.	20,859	1,215
Franklin Electric Co. Inc.	31,686	1,212
* Advanced Energy Industries Inc.	27,160	1,194
Applied Industrial Technologies Inc.	24,921	1,184
* Advisory Board Co.	27,526	1,160
AZZ Inc.	17,357	1,153
* ExlService Holdings Inc.	22,343	1,144
Brink's Co.	30,993	1,131
Matson Inc.	28,949	1,117
* Itron Inc.	22,552	1,074
Triumph Group Inc.	33,026	1,052
Brady Corp. Class A	30,623	1,026
Korn/Ferry International	40,346	962
* Swift Transportation Co.	51,394	956
SkyWest Inc.	33,766	953
* TASER International Inc.	35,039	949
* Huron Consulting Group Inc.	15,024	944
Actuant Corp. Class A	39,415	939
Forward Air Corp.	20,037	923
* Hub Group Inc. Class A	22,468	916
* Proto Labs Inc.	16,542	905
Steelcase Inc. Class A	59,666	891
Knoll Inc.	33,659	891
Mobile Mini Inc.	29,731	889
* TopBuild Corp.	25,839	882
Exponent Inc.	17,214	868
Albany International Corp.	19,829	839
Cubic Corp.	17,480	818
Kaman Corp.	18,179	816
Astec Industries Inc.	13,455	791
Tennant Co.	12,168	788
* OSI Systems Inc.	11,661	782
ESCO Technologies Inc.	17,200	776
EnPro Industries Inc.	14,384	775
* Sykes Enterprises Inc.	25,777	754
Standex International Corp.	8,515	717
* Virgin America Inc.	12,852	716
* ACCO Brands Corp.	71,507	715
* Aerojet Rocketdyne Holdings Inc.	39,599	712
* SPX FLOW Inc.	23,639	695
Werner Enterprises Inc.	29,981	692
Aircastle Ltd.	31,812	689
Insperity Inc.	10,439	684
US Ecology Inc.	14,534	652
CIRCOR International Inc.	11,027	651
* Navigant Consulting Inc.	33,005	648
* Paylocity Holding Corp.	14,367	647
* Chart Industries Inc.	21,441	646
* Astronics Corp.	14,269	639
* TrueBlue Inc.	28,401	621
Greenbrier Cos. Inc.	18,270	619

24

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
* Atlas Air Worldwide Holdings Inc.	16,592	616
Badger Meter Inc.	9,323	615
* Team Inc.	19,201	610
^ Ship Finance International Ltd.	40,316	608
Multi-Color Corp.	9,101	608
* Wabash National Corp.	43,385	605
^ Nordic American Tankers Ltd.	58,623	602
Raven Industries Inc.	24,474	601
* TriNet Group Inc.	28,316	595
* Tutor Perini Corp.	25,245	585
Heartland Express Inc.	30,720	585
* TriMas Corp.	30,018	576
MTS Systems Corp.	11,295	562
AAR Corp.	22,269	548
* PHH Corp.	35,721	547
Essendant Inc.	28,177	546
Scorpio Tankers Inc.	110,648	541
Briggs & Stratton Corp.	28,303	538
* Lydall Inc.	11,162	536
* SPX Corp.	28,244	535
Quad/Graphics Inc.	19,666	533
McGrath RentCorp	16,612	531
Encore Wire Corp.	13,664	529
Harsco Corp.	53,160	529
Federal Signal Corp.	40,228	527
Primoris Services Corp.	27,184	523
General Cable Corp.	32,083	518
* ICF International Inc.	12,238	512
* Wesco Aircraft Holdings Inc.	37,074	509
^ Lindsay Corp.	7,048	507
* Babcock & Wilcox Enterprises Inc.	30,969	506
* Saia Inc.	16,585	505
Douglas Dynamics Inc.	15,706	504
* Echo Global Logistics Inc.	19,078	492
Sun Hydraulics Corp.	15,649	482
Altra Industrial Motion Corp.	16,820	474
* Air Transport Services Group Inc.	32,705	474
* Rush Enterprises Inc. Class A	19,819	471
* Navistar International Corp.	33,562	471
* Thermon Group Holdings Inc.	23,231	437
* Aegion Corp. Class A	23,592	437
Argan Inc.	9,067	434
Manitowoc Co. Inc.	85,956	421
Alamo Group Inc.	6,306	409
* Triton International Ltd.	26,702	406
Kadant Inc.	7,331	393
Kelly Services Inc. Class A	19,880	380
* CBIZ Inc.	32,869	372
^ GasLog Ltd.	27,291	371
Resources Connection Inc.	24,169	365
* FARO Technologies Inc.	11,187	365
* Engility Holdings Inc.	12,012	360
* RPX Corp.	33,199	348
Kimball International Inc. Class B	27,796	346
* Aerovironment Inc.	13,917	344
* Modine Manufacturing Co.	32,062	343
* CSW Industrials Inc.	10,542	340
H&E Equipment Services Inc.	20,765	331
Marten Transport Ltd.	15,227	328
^ Frontline Ltd.	42,579	326
Hyster-Yale Materials Handling Inc.	6,280	325
Gorman-Rupp Co.	11,548	314
Kforce Inc.	16,078	311
TeleTech Holdings Inc.	10,794	306

25

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	ArcBest Corp.	16,524	303
*	Overseas Shipholding Group Inc. Class A	27,690	300
*	MYR Group Inc.	9,939	288
*	SP Plus Corp.	11,356	284
	Ennis Inc.	16,912	280
	Forrester Research Inc.	6,769	277
*	Energy Recovery Inc.	22,572	273
	Titan International Inc.	29,597	272
*	Mistras Group Inc.	11,273	265
	DHT Holdings Inc.	61,127	263
*	DHI Group Inc.	32,876	254
	Bristow Group Inc.	22,174	253
	Hackett Group Inc.	15,364	251
*	DXP Enterprises Inc.	8,826	248
*	YRC Worldwide Inc.	21,180	246
*	Vectrus Inc.	7,208	243
*	Casella Waste Systems Inc. Class A	26,107	237
	Powell Industries Inc.	5,865	233
	Heidrick & Struggles International Inc.	12,373	231
	Columbus McKinnon Corp.	13,106	230
*	InnerWorkings Inc.	25,760	229
	Mesa Laboratories Inc.	1,968	221
*	Kratos Defense & Security Solutions Inc.	30,826	215
	Spartan Motors Inc.	21,792	215
	CECO Environmental Corp.	19,525	215
	Barrett Business Services Inc.	4,597	215
*	Monster Worldwide Inc.	58,560	214
	American Railcar Industries Inc.	5,081	211
	Teekay Corp.	28,795	208
	Park-Ohio Holdings Corp.	5,625	207
*	ServiceSource International Inc.	40,124	203
*	GP Strategies Corp.	8,404	201
	Teekay Tankers Ltd. Class A	76,359	199
	VSE Corp.	5,660	186
*,^	Plug Power Inc.	118,776	184
*,^	Energous Corp.	9,714	175
	NACCO Industries Inc. Class A	2,616	174
*	Roadrunner Transportation Systems Inc.	20,113	168
*	Ducommun Inc.	7,063	168
*	Milacron Holdings Corp.	9,615	166
*	Liquidity Services Inc.	16,455	165
*	CRA International Inc.	5,981	162
	Miller Industries Inc.	7,180	159
*	Ascent Capital Group Inc. Class A	6,679	155
*	Covenant Transportation Group Inc. Class A	7,993	154
^	Costamare Inc.	17,350	153
*	PHI Inc.	8,150	152
*	Great Lakes Dredge & Dock Corp.	39,100	151
*	NV5 Global Inc.	4,799	147
	Supreme Industries Inc. Class A	8,493	146
*	Control4 Corp.	13,048	144
	Celadon Group Inc.	17,739	139
^	Textainer Group Holdings Ltd.	15,178	135
	Ardmore Shipping Corp.	18,284	132
*	Scorpio Bulkers Inc.	37,776	130
*	Gener8 Maritime Inc.	25,734	129
*	Titan Machinery Inc.	11,948	128
*	Vicor Corp.	11,556	126
*	Rush Enterprises Inc. Class B	5,177	124
*	Vishay Precision Group Inc.	7,947	121
	Graham Corp.	6,293	120
*	Heritage-Crystal Clean Inc.	8,653	120
	Hurco Cos. Inc.	4,277	116
	FreightCar America Inc.	7,623	110

26

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Orion Group Holdings Inc.	18,340	109
*	Layne Christensen Co.	11,875	107
*	HC2 Holdings Inc.	21,876	105
*	Maxwell Technologies Inc.	20,649	105
	Marlin Business Services Corp.	5,523	104
*	ExOne Co.	7,531	101
^	Tidewater Inc.	30,365	99
*	Hill International Inc.	22,547	99
*	TRC Cos. Inc.	12,242	93
*	PFSweb Inc.	9,662	93
	Allied Motion Technologies Inc.	3,873	87
*	Dorian LPG Ltd.	16,106	86
*	IES Holdings Inc.	5,130	85
*	CAI International Inc.	10,286	82
	Hardinge Inc.	7,670	81
*	Information Services Group Inc.	20,360	77
	Universal Logistics Holdings Inc.	5,624	76
	Preformed Line Products Co.	1,713	75
	Navios Maritime Acquisition Corp.	51,673	75
*	Radiant Logistics Inc.	25,275	74
*	Willis Lease Finance Corp.	2,794	72
*	USA Truck Inc.	6,408	71
*	Neff Corp. Class A	7,043	66
*,^	Aqua Metals Inc.	7,039	65
*,^	Patriot National Inc.	7,118	63
*	Workhorse Group Inc.	7,494	61
*	Gencor Industries Inc.	5,074	58
*	Blue Bird Corp.	3,925	57
*	ALJ Regional Holdings Inc.	12,126	55
*	American Superconductor Corp.	7,698	55
*	Global Sources Ltd.	5,387	45
*	Power Solutions International Inc.	3,345	39
*	PAM Transportation Services Inc.	1,875	37
			158,069
Technology (14.6%)
*	Advanced Micro Devices Inc.	445,130	3,294
*	Microsemi Corp.	77,437	3,094
*	Aspen Technology Inc.	56,008	2,546
*	Take-Two Interactive Software Inc.	56,261	2,446
*	Cavium Inc.	43,488	2,421
*	ViaSat Inc.	30,325	2,276
*	EPAM Systems Inc.	32,792	2,237
*	GrubHub Inc.	54,462	2,210
*	Ellie Mae Inc.	22,333	2,186
	Blackbaud Inc.	32,241	2,172
*	Cirrus Logic Inc.	42,595	2,162
*	Proofpoint Inc.	28,049	2,158
	SYNNEX Corp.	19,869	2,109
	Monolithic Power Systems Inc.	26,364	2,023
*	Ciena Corp.	94,165	2,020
*	Integrated Device Technology Inc.	92,258	1,853
	Science Applications International Corp.	28,889	1,843
*	NetScout Systems Inc.	61,342	1,814
	Intersil Corp. Class A	91,753	1,811
*	Tech Data Corp.	23,888	1,773
	Mentor Graphics Corp.	73,200	1,758
	MKS Instruments Inc.	35,813	1,746
*	Coherent Inc.	16,405	1,725
*	Zendesk Inc.	55,609	1,698
	InterDigital Inc.	23,619	1,687
*	Entegris Inc.	96,562	1,645
*	Silicon Laboratories Inc.	28,420	1,628
*	CACI International Inc. Class A	16,289	1,618
*	Universal Display Corp.	27,788	1,600

27

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Fleetmatics Group plc	26,346	1,577
*,^	Ambarella Inc.	21,875	1,576
*	Finisar Corp.	73,931	1,566
*	Fairchild Semiconductor International Inc. Class A	78,036	1,553
*	Paycom Software Inc.	29,506	1,515
*	Cornerstone OnDemand Inc.	33,803	1,485
*	ACI Worldwide Inc.	77,416	1,479
*	Verint Systems Inc.	42,887	1,463
	LogMeIn Inc.	17,376	1,451
*	Synaptics Inc.	24,862	1,416
*	Acxiom Corp.	52,064	1,353
*	CommVault Systems Inc.	25,910	1,335
	Vishay Intertechnology Inc.	93,477	1,324
*	Sanmina Corp.	50,201	1,319
*	Anixter International Inc.	20,098	1,285
	Diebold Inc.	45,785	1,285
*	Viavi Solutions Inc.	161,113	1,253
*	NETGEAR Inc.	21,639	1,233
*	Lumentum Holdings Inc.	33,929	1,192
*	Synchronoss Technologies Inc.	27,774	1,160
*	Inphi Corp.	26,922	1,160
	Plantronics Inc.	22,827	1,156
*	Semtech Corp.	43,353	1,153
*	DigitalGlobe Inc.	42,485	1,151
	Tessera Technologies Inc.	34,022	1,141
*	Rovi Corp.	55,635	1,139
*	Polycom Inc.	90,961	1,132
*	Envestnet Inc.	27,847	1,100
*	HubSpot Inc.	19,448	1,084
	Power Integrations Inc.	18,481	1,079
*	MicroStrategy Inc. Class A	6,376	1,063
*	Plexus Corp.	23,027	1,063
*,^	3D Systems Corp.	72,170	1,046
*	Rambus Inc.	73,232	1,012
	NIC Inc.	43,689	1,004
*	Syntel Inc.	21,590	997
*	comScore Inc.	32,159	992
*	Progress Software Corp.	33,573	974
*	Gigamon Inc.	21,910	968
	CSG Systems International Inc.	22,086	966
^	Ebix Inc.	16,886	963
*	RealPage Inc.	36,485	939
	Methode Electronics Inc.	25,214	924
*	NeuStar Inc. Class A	36,259	921
*	Fabrinet	23,498	912
*	BroadSoft Inc.	19,826	906
*	Imperva Inc.	20,030	902
*	RingCentral Inc. Class A	40,707	894
*,^	Ubiquiti Networks Inc.	17,277	888
*	II-VI Inc.	41,146	872
*	Infoblox Inc.	39,671	851
*	Knowles Corp.	58,624	815
*	Infinera Corp.	94,231	809
*	Benchmark Electronics Inc.	33,045	797
*	Callidus Software Inc.	39,056	755
*	Insight Enterprises Inc.	24,525	750
*	SPS Commerce Inc.	11,188	730
*	Interactive Intelligence Group Inc.	12,069	722
*	iRobot Corp.	18,090	721
*	MaxLinear Inc.	37,163	712
*	Stratasys Ltd.	32,778	699
*	AVG Technologies NV	28,000	696
*	Rogers Corp.	11,998	671
*,^	Globant SA	17,095	668

28

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	ManTech International Corp. Class A	16,464	659
*	Cvent Inc.	20,050	655
*	MACOM Technology Solutions Holdings Inc.	15,423	635
*	Amkor Technology Inc.	69,645	634
*	Qualys Inc.	18,335	631
*	Bottomline Technologies de Inc.	27,063	625
*	Cray Inc.	27,130	621
	Pegasystems Inc.	24,016	618
	ADTRAN Inc.	32,710	601
*	Mercury Systems Inc.	26,350	598
*	Rofin-Sinar Technologies Inc.	18,114	580
	Brooks Automation Inc.	45,877	579
*	ScanSource Inc.	16,737	573
	Monotype Imaging Holdings Inc.	27,011	570
*	Super Micro Computer Inc.	25,747	557
*	Oclaro Inc.	69,301	546
*	New Relic Inc.	14,790	543
*,^	Pure Storage Inc. Class A	45,716	535
*	Diodes Inc.	25,849	532
*	TTM Technologies Inc.	49,205	528
*	Veeco Instruments Inc.	26,472	521
*	Ixia	43,358	500
*	Lattice Semiconductor Corp.	81,030	498
*	Web.com Group Inc.	28,203	492
*	Q2 Holdings Inc.	17,251	489
*	Virtusa Corp.	18,623	488
*	FormFactor Inc.	45,788	474
*	Perficient Inc.	23,577	471
*	Box Inc.	34,085	468
	EarthLink Holdings Corp.	71,277	454
	AVX Corp.	30,604	421
*	Photronics Inc.	43,326	414
*	CEVA Inc.	13,089	412
*	InvenSense Inc.	54,890	408
	CTS Corp.	20,863	402
*	ePlus Inc.	4,264	386
	DTS Inc.	11,512	385
*,^	Acacia Communications Inc.	3,422	382
*	GTT Communications Inc.	17,980	382
*	VASCO Data Security International Inc.	20,670	377
*	Ultratech Inc.	14,773	369
*	Novanta Inc.	21,633	365
*	Loral Space & Communications Inc.	9,988	364
*	Applied Micro Circuits Corp.	51,856	362
*	Rudolph Technologies Inc.	20,370	357
*	ShoreTel Inc.	44,241	355
*	Benefitfocus Inc.	8,732	353
*	CalAmp Corp.	23,678	345
*	Unisys Corp.	34,162	345
*	TrueCar Inc.	35,616	344
*	Nimble Storage Inc.	41,259	339
*	Silver Spring Networks Inc.	24,839	339
*	Barracuda Networks Inc.	14,419	335
*	PROS Holdings Inc.	16,572	326
*	Five9 Inc.	21,652	325
*	Endurance International Group Holdings Inc.	40,058	318
*	Nanometrics Inc.	15,618	318
*	Actua Corp.	29,772	303
*	NeoPhotonics Corp.	20,276	303
*	PDF Solutions Inc.	17,712	297
*	RetailMeNot Inc.	25,278	286
*	A10 Networks Inc.	28,879	284
*	LivePerson Inc.	36,354	283
*	Sonus Networks Inc.	31,731	274

29

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Blucora Inc.	25,817	267
*	Extreme Networks Inc.	67,961	267
*	Brightcove Inc.	20,553	265
*	Intralinks Holdings Inc.	27,641	264
*	Vocera Communications Inc.	16,154	263
*	Global Eagle Entertainment Inc.	31,509	262
*	Alpha & Omega Semiconductor Ltd.	12,213	257
*	Workiva Inc.	14,395	257
	Epiq Systems Inc.	15,305	251
*	Digimarc Corp.	6,934	250
*	Evolent Health Inc. Class A	9,982	248
*	Bankrate Inc.	31,074	244
*	Exar Corp.	26,762	244
*	KEYW Holding Corp.	23,525	235
*	Rapid7 Inc.	13,036	234
*	Kimball Electronics Inc.	19,218	233
	Daktronics Inc.	24,364	232
*	Axcelis Technologies Inc.	19,683	231
	Sapiens International Corp. NV	16,615	223
*	Harmonic Inc.	51,206	222
*	Rubicon Project Inc.	25,500	217
	Park Electrochemical Corp.	13,100	217
*	Bazaarvoice Inc.	53,810	215
*	Hortonworks Inc.	26,430	211
*	Xactly Corp.	14,956	208
*	Varonis Systems Inc.	7,008	207
*	Calix Inc.	27,808	207
*	Xcerra Corp.	35,282	207
	IXYS Corp.	17,478	203
	Acacia Research Corp.	33,703	202
	Comtech Telecommunications Corp.	15,234	196
*	Digi International Inc.	17,048	196
	PC Connection Inc.	7,463	195
	Cohu Inc.	17,837	194
*	Silicon Graphics International Corp.	24,725	191
*	ChannelAdvisor Corp.	15,212	189
	American Software Inc. Class A	18,045	188
*,^	Alarm.com Holdings Inc.	6,770	186
*	Avid Technology Inc.	20,643	186
	NVE Corp.	3,173	184
*,^	Applied Optoelectronics Inc.	10,916	184
*	Lionbridge Technologies Inc.	37,386	182
	American Science & Engineering Inc.	4,885	180
*	Sigma Designs Inc.	23,855	179
*	DSP Group Inc.	14,630	169
*	Tangoe Inc.	18,111	168
*,^	pdvWireless Inc.	6,404	164
*	MINDBODY Inc. Class A	9,431	164
*	Carbonite Inc.	11,585	162
*	Jive Software Inc.	37,835	160
*	Glu Mobile Inc.	67,445	158
	QAD Inc. Class A	6,805	158
*	Model N Inc.	14,551	156
*	MeetMe Inc.	27,043	156
*	Apigee Corp.	10,097	155
*	Ultra Clean Holdings Inc.	20,838	151
*	Silicom Ltd.	3,684	151
*	Mitek Systems Inc.	19,300	150
	Bel Fuse Inc. Class B	6,366	146
*	Exa Corp.	9,097	144
*	Sparton Corp.	6,282	144
*	Everyday Health Inc.	18,559	142
*	Immersion Corp.	19,604	142
*	Zix Corp.	36,916	141

30

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	Black Box Corp.	10,012	140
*	Clearfield Inc.	7,697	139
*	Datalink Corp.	13,097	128
*	Telenav Inc.	21,816	127
*	Amber Road Inc.	11,716	123
*	Agilysys Inc.	10,918	121
*	USA Technologies Inc.	23,498	117
	Reis Inc.	5,885	115
*	Radisys Corp.	23,338	115
*	Aerohive Networks Inc.	16,493	109
*	Electro Scientific Industries Inc.	18,023	100
*	TechTarget Inc.	12,300	99
*	Autobytel Inc.	5,704	94
*	MobileIron Inc.	30,574	92
*	Appfolio Inc.	4,987	92
*	ARC Document Solutions Inc.	27,072	92
*	KVH Industries Inc.	10,617	91
*	Guidance Software Inc.	14,816	88
	EMCORE Corp.	17,128	85
*	Kopin Corp.	38,706	84
*	Limelight Networks Inc.	46,667	83
*,^	Park City Group Inc.	8,491	82
*,^	VirnetX Holding Corp.	30,909	82
*	RealNetworks Inc.	16,733	80
*	GigPeak Inc.	39,975	75
*	Rightside Group Ltd.	7,611	72
*	Numerex Corp. Class A	9,072	68
*	SecureWorks Corp. Class A	3,984	57
	NCI Inc. Class A	3,968	48
*	Majesco	3,838	20
			172,375
Utilities (4.8%)
	IDACORP Inc.	34,109	2,595
	Portland General Electric Co.	60,293	2,539
	Southwest Gas Corp.	32,230	2,250
	j2 Global Inc.	32,409	2,209
	ONE Gas Inc.	35,480	2,172
	WGL Holdings Inc.	34,414	2,163
	Black Hills Corp.	35,061	2,051
	ALLETE Inc.	33,759	2,002
	New Jersey Resources Corp.	58,504	1,968
	Spire Inc.	30,198	1,954
	NorthWestern Corp.	33,234	1,922
	Avista Corp.	42,743	1,736
	PNM Resources Inc.	54,054	1,718
	South Jersey Industries Inc.	54,274	1,611
	MGE Energy Inc.	23,848	1,310
	El Paso Electric Co.	27,735	1,267
	Ormat Technologies Inc.	26,026	1,260
	Pattern Energy Group Inc. Class A	46,033	1,096
	Northwest Natural Gas Co.	18,232	1,089
	California Water Service Group	32,994	1,006
	Empire District Electric Co.	29,640	1,002
*	Dynegy Inc.	78,424	994
	Cogent Communications Holdings Inc.	27,799	988
	American States Water Co.	24,485	954
	Otter Tail Corp.	25,595	876
	Shenandoah Telecommunications Co.	32,212	829
*	8x8 Inc.	61,327	814
	Consolidated Communications Holdings Inc.	33,391	803
*	Talen Energy Corp.	55,990	773
*	Vonage Holdings Corp.	132,906	772
	NRG Yield Inc.	44,538	750
^	Atlantica Yield plc	39,094	739

31

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2016

					Market
					Value
				Shares	($000)
	West Corp.			29,115	682
	Chesapeake Utilities Corp.			9,968	634
*	Cincinnati Bell Inc.			141,861	593
^	Windstream Holdings Inc.			64,765	551
*	inContact Inc.			39,551	549
	SJW Corp.			10,999	470
*,^	Iridium Communications Inc.			55,041	458
	ATN International Inc.			7,014	458
*,^	Gogo Inc.			37,420	458
*	ORBCOMM Inc.			43,773	436
*,^	Globalstar Inc.			244,497	381
	NRG Yield Inc. Class A			22,989	370
	Inteliquent Inc.			22,037	367
	Unitil Corp.			9,076	359
	Middlesex Water Co.			10,556	352
	Connecticut Water Service Inc.			7,261	337
*	General Communication Inc. Class A			19,667	273
	York Water Co.			8,520	241
	Spok Holdings Inc.			13,462	223
	Atlantic Power Corp.			84,502	218
*	Boingo Wireless Inc.			23,572	200
*	FairPoint Communications Inc.			13,958	195
	IDT Corp. Class B			11,556	172
*	Lumos Networks Corp.			12,403	171
*,^	Straight Path Communications Inc. Class B			6,370	151
	Artesian Resources Corp. Class A			5,205	143
	Consolidated Water Co. Ltd.			10,327	131
*	NII Holdings Inc.			35,087	117
	Delta Natural Gas Co. Inc.			4,485	112
	Spark Energy Inc. Class A			3,206	93
*	Hawaiian Telcom Holdco Inc.			3,956	89
	Genie Energy Ltd. Class B			9,058	58
*	Intelsat SA			19,967	54
^	Global Water Resources Inc.			5,402	43

					56,351

Total Common Stocks (Cost $1,176,946)					1,174,059

		Coupon

Temporary Cash Investments (2.8%)[1]
Money Market Fund (2.7%)
3,4	Vanguard Market Liquidity Fund	0.612%		318,134	31,817

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.1%)
5,6	Federal Home Loan Bank Discount Notes	0.431%	1/25/17	500	499
6	United States Treasury Bill	0.318%	10/20/16	300	300

					799

Total Temporary Cash Investments (Cost $32,613)					32,616

Total Investments (102.5%) (Cost $1,209,559)					1,206,675
Other Assets and Liabilities—Net (-2.5%)[4]					(29,421)
Net Assets (100%)					1,177,254

*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $22,964,000.

32

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2016

1	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.1% and 2.4%, respectively, of net assets.
2	“Other” represents securities that are not classified by the fund’s benchmark index.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Includes $24,747,000 of collateral received for securities on loan.
5	The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6	Securities with a value of $400,000 have been segregated as initial margin for open futures contracts. CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

33

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)

Common Stocks (99.6%)[1]
Consumer Discretionary (10.9%)
	Dana Inc.	44,151	637
*	Deckers Outdoor Corp.	8,899	582
	Office Depot Inc.	157,901	581
	Wolverine World Wide Inc.	24,087	576
	Meredith Corp.	10,760	571
	Avon Products Inc.	98,827	563
*	Media General Inc.	31,292	553
*	TRI Pointe Group Inc.	39,989	542
	Cooper Tire & Rubber Co.	15,782	536
	Interval Leisure Group Inc.	29,084	506
	Marriott Vacations Worldwide Corp.	6,009	463
	DSW Inc. Class A	19,234	461
	New York Times Co. Class A	35,418	458
	Aaron's Inc.	18,796	458
*,^	GoPro Inc. Class A	28,958	424
	Time Inc.	29,218	412
	DeVry Education Group Inc.	17,821	411
	Gannett Co. Inc.	33,477	399
*	Meritage Homes Corp.	10,795	388
*	Genesco Inc.	5,201	378
*	Restoration Hardware Holdings Inc.	11,101	374
	Abercrombie & Fitch Co.	19,465	345
*	Fossil Group Inc.	12,009	343
	Caleres Inc.	12,274	318
	Scholastic Corp.	7,720	311
	Guess? Inc.	17,858	297
	KB Home	18,693	293
*	EW Scripps Co. Class A	16,889	287
*	Meritor Inc.	24,929	278
*	Ascena Retail Group Inc.	33,601	274
*	Belmond Ltd. Class A	24,331	272
	National CineMedia Inc.	17,957	268
	Group 1 Automotive Inc.	4,516	268
	International Speedway Corp. Class A	7,639	254
*	Express Inc.	21,149	250
	Sotheby's	6,226	247
*	Liberty Media Group LLC	10,950	233
*	La Quinta Holdings Inc.	19,013	220
	La-Z-Boy Inc.	8,233	220
	Cato Corp. Class A	6,348	218
*	Apollo Education Group Inc.	24,335	216
	Jack in the Box Inc.	2,117	211
	Superior Industries International Inc.	7,215	210
	Barnes & Noble Inc.	17,883	205
*	Central Garden & Pet Co. Class A	8,374	203
	Finish Line Inc. Class A	8,393	202
*	MSG Networks Inc.	11,424	200
	Callaway Golf Co.	17,039	195
*	Houghton Mifflin Harcourt Co.	11,870	189
*	Pinnacle Entertainment Inc.	15,396	185
	MDC Holdings Inc.	7,064	184
	Rent-A-Center Inc.	14,994	183
*	Vitamin Shoppe Inc.	6,408	178
	AMC Entertainment Holdings Inc.	5,786	176
*	Caesars Acquisition Co. Class A	13,805	168
	DineEquity Inc.	2,083	162
*	Red Robin Gourmet Burgers Inc.	3,093	155
	New Media Investment Group Inc.	9,373	150
^	Buckle Inc.	5,519	142
	Tower International Inc.	5,833	142
*,^	Eros International plc	8,364	140

34

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Liberty Braves Group	8,292	137
	Sonic Automotive Inc. Class A	7,914	135
*	Regis Corp.	10,578	133
*	Barnes & Noble Education Inc.	11,434	128
	Tailored Brands Inc.	9,648	127
^	MDC Partners Inc. Class A	10,160	125
	Marcus Corp.	5,300	125
*	M/I Homes Inc.	5,394	125
*	Career Education Corp.	18,972	124
	Shoe Carnival Inc.	4,012	119
*,^	Lumber Liquidators Holdings Inc.	7,414	117
*	FTD Cos. Inc.	4,970	117
	Travelport Worldwide Ltd.	8,452	116
*	William Lyon Homes Class A	6,722	116
*	K12 Inc.	9,678	116
*	Biglari Holdings Inc.	262	115
*	Liberty Media Group LLC Class A	5,378	115
*	WCI Communities Inc.	6,104	115
	Standard Motor Products Inc.	2,462	110
	National Presto Industries Inc.	1,239	108
	Fred's Inc. Class A	9,426	107
	Haverty Furniture Cos. Inc.	5,259	105
*	Iconix Brand Group Inc.	12,195	102
*,^	Caesars Entertainment Corp.	16,060	102
	Libbey Inc.	5,703	101
*	Beazer Homes USA Inc.	8,901	100
	Entercom Communications Corp. Class A	7,275	100
	Movado Group Inc.	4,295	98
*	Del Frisco's Restaurant Group Inc.	6,252	94
	Inter Parfums Inc.	2,701	92
*	American Public Education Inc.	4,434	92
*	Chegg Inc.	13,241	89
	Viad Corp.	2,486	89
	Pier 1 Imports Inc.	19,146	88
*	America's Car-Mart Inc.	2,214	87
*	Revlon Inc. Class A	2,387	86
*	Zumiez Inc.	5,138	86
	American Eagle Outfitters Inc.	4,609	85
	Flexsteel Industries Inc.	1,800	85
*	Tuesday Morning Corp.	12,752	85
*,^	Sequential Brands Group Inc.	11,108	81
*	Federal-Mogul Holdings Corp.	8,679	79
*	Strayer Education Inc.	1,620	79
	Citi Trends Inc.	4,031	79
*	Century Communities Inc.	3,980	78
*	El Pollo Loco Holdings Inc.	5,665	77
*	G-III Apparel Group Ltd.	2,443	77
*	Gray Television Inc.	6,652	75
*	Party City Holdco Inc.	4,214	73
*	Carmike Cinemas Inc.	2,287	73
*,^	Lands' End Inc.	4,168	73
*	Del Taco Restaurants Inc.	6,494	73
*	Monarch Casino & Resort Inc.	2,967	71
	Hooker Furniture Corp.	2,983	69
*	Intrawest Resorts Holdings Inc.	4,617	69
*	Perry Ellis International Inc.	3,578	67
*	Central Garden & Pet Co.	2,492	64
	CSS Industries Inc.	2,467	63
	Big 5 Sporting Goods Corp.	5,021	63
*	Hovnanian Enterprises Inc. Class A	33,677	61
*	MarineMax Inc.	3,060	61
*	Denny's Corp.	5,722	60
	Speedway Motorsports Inc.	3,292	59
*	tronc Inc.	3,096	52

35

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Hibbett Sports Inc.	1,340	51
*	Ruby Tuesday Inc.	16,848	51
*	ZAGG Inc.	7,013	51
*	Reading International Inc. Class A	3,649	49
*	West Marine Inc.	5,274	49
*	1-800-Flowers.com Inc. Class A	5,238	48
*	Boot Barn Holdings Inc.	3,868	48
	Chico's FAS Inc.	3,773	48
	Johnson Outdoors Inc. Class A	1,342	45
	Cracker Barrel Old Country Store Inc.	293	45
	Weyco Group Inc.	1,741	44
*	Build-A-Bear Workshop Inc.	3,638	42
	Saga Communications Inc. Class A	1,036	42
	Lifetime Brands Inc.	3,137	42
*	Penn National Gaming Inc.	2,957	42
	Strattec Security Corp.	994	42
*	Liberty Braves Group Class A	2,451	41
*	JAKKS Pacific Inc.	4,448	41
*	Vince Holding Corp.	5,654	40
	Stage Stores Inc.	7,373	40
*	Conn's Inc.	5,766	39
*	J Alexander's Holdings Inc.	3,790	38
	Escalade Inc.	3,072	37
*,^	Sears Holdings Corp.	2,611	36
*	Delta Apparel Inc.	2,028	36
*	Bridgepoint Education Inc.	4,875	35
*	Fiesta Restaurant Group Inc.	1,384	35
	Bassett Furniture Industries Inc.	1,357	34
	Golden Entertainment Inc.	2,588	32
	Arctic Cat Inc.	2,188	31
*	Performance Sports Group Ltd.	11,416	31
*	QuinStreet Inc.	10,025	31
*	Tilly's Inc. Class A	3,456	30
*	New Home Co. Inc.	2,752	30
*	Kirkland's Inc.	2,326	29
*	Cooper-Standard Holding Inc.	286	28
	Systemax Inc.	3,321	27
*	Red Lion Hotels Corp.	4,104	27
*	Marchex Inc. Class B	9,331	26
	Metaldyne Performance Group Inc.	1,552	25
*	Daily Journal Corp.	106	25
*	Vera Bradley Inc.	1,625	24
*	Luby's Inc.	5,216	23
*	Townsquare Media Inc. Class A	2,235	22
*	Century Casinos Inc.	3,360	21
*	Carrols Restaurant Group Inc.	1,490	20
*	Sears Hometown and Outlet Stores Inc.	3,016	20
*,^	IDI Inc.	4,071	20
	Salem Media Group Inc. Class A	2,965	19
*	Cambium Learning Group Inc.	3,839	18
*	Fogo De Chao Inc.	1,334	16
*	Container Store Group Inc.	2,993	16
*	Empire Resorts Inc.	821	14
*	Kona Grill Inc.	1,039	14
*	Destination XL Group Inc.	2,790	13
	Capella Education Co.	218	13
*	Eastman Kodak Co.	722	11
*	Rosetta Stone Inc.	1,179	10
*	Motorcar Parts of America Inc.	346	10
*	Eldorado Resorts Inc.	699	10
*	LGI Homes Inc.	243	9
*	Franklin Covey Co.	544	9
*	Elizabeth Arden Inc.	538	8
	Carriage Services Inc. Class A	289	7

36

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Noodles & Co. Class A	1,018	7
*	Weight Watchers International Inc.	521	5
	Liberty Tax Inc.	359	5
*	Gaia Inc. Class A	519	4
*	Sportsman's Warehouse Holdings Inc.	345	4
*	Hemisphere Media Group Inc. Class A	227	3
*	Radio One Inc.	583	2
			27,177
Consumer Staples (2.3%)
	Snyder's-Lance Inc.	23,059	815
*	United Natural Foods Inc.	14,258	650
	Sanderson Farms Inc.	5,729	551
	Fresh Del Monte Produce Inc.	8,669	504
*	SUPERVALU Inc.	76,035	417
	Universal Corp.	6,343	382
	SpartanNash Co.	10,606	340
	Vector Group Ltd.	14,316	319
	Andersons Inc.	7,681	284
*	Seaboard Corp.	76	246
	Dean Foods Co.	12,941	223
*	Omega Protein Corp.	5,914	149
	Ingles Markets Inc. Class A	3,935	149
	Weis Markets Inc.	2,778	141
^	Cal-Maine Foods Inc.	1,984	91
	John B Sanfilippo & Son Inc.	1,728	89
	Village Super Market Inc. Class A	2,083	67
*	Nutraceutical International Corp.	2,461	62
*	Seneca Foods Corp. Class A	1,830	54
*	Alliance One International Inc.	2,400	51
*	Craft Brew Alliance Inc.	2,286	45
	Nature's Sunshine Products Inc.	2,483	34
*	Natural Grocers by Vitamin Cottage Inc.	2,631	32
*	Smart & Final Stores Inc.	1,829	23
	Alico Inc.	777	22
*	Synutra International Inc.	4,083	16
*	Turning Point Brands Inc.	739	10
*	Chefs' Warehouse Inc.	435	5
	Limoneira Co.	208	3
			5,774
Energy (4.8%)
*	RSP Permian Inc.	22,637	884
*	PDC Energy Inc.	13,273	881
*	NOW Inc.	31,312	646
	Western Refining Inc.	23,413	589
	Golar LNG Ltd.	25,428	530
*	Oasis Petroleum Inc.	50,784	481
	SemGroup Corp. Class A	15,079	469
*	Oil States International Inc.	15,105	469
*	McDermott International Inc.	69,234	362
	TerraForm Power Inc. Class A	24,872	319
	Delek US Holdings Inc.	18,114	318
*	Forum Energy Technologies Inc.	18,028	317
*	Denbury Resources Inc.	100,760	310
*	Synergy Resources Corp.	46,665	306
*	SEACOR Holdings Inc.	4,499	264
*,^	Seadrill Ltd.	108,185	261
	Green Plains Inc.	10,411	253
*	Unit Corp.	14,393	246
	Archrock Inc.	19,737	218
*	Helix Energy Solutions Group Inc.	28,928	217
*,^	Fairmount Santrol Holdings Inc.	22,890	170
*	Newpark Resources Inc.	23,467	166
*	Cobalt International Energy Inc.	117,686	141
*	Matrix Service Co.	7,469	138

37

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
^	Atwood Oceanics Inc.	17,217	136
*	REX American Resources Corp.	1,598	129
*	Exterran Corp.	8,923	126
	SunCoke Energy Inc.	18,134	118
*,^	Clayton Williams Energy Inc.	1,745	110
*	Clean Energy Fuels Corp.	24,977	109
*,^	Sunrun Inc.	17,830	108
*	Ring Energy Inc.	10,026	99
	TerraForm Global Inc. Class A	26,124	95
*	Renewable Energy Group Inc.	10,349	93
	Tesco Corp.	13,533	92
*,^	Sanchez Energy Corp.	10,708	92
*	Bill Barrett Corp.	13,769	91
*	California Resources Corp.	9,056	90
*	Natural Gas Services Group Inc.	3,518	83
	Alon USA Energy Inc.	8,998	74
*	Parker Drilling Co.	34,001	73
^	CARBO Ceramics Inc.	5,486	69
*	Contango Oil & Gas Co.	6,968	67
*	Geospace Technologies Corp.	3,733	66
^	CVR Energy Inc.	4,272	62
*	Pioneer Energy Services Corp.	17,962	60
*	TerraVia Holdings Inc.	22,193	59
*	Eclipse Resources Corp.	16,449	56
*	TETRA Technologies Inc.	9,130	55
*	Pacific Ethanol Inc.	8,391	54
*	Green Brick Partners Inc.	6,641	53
*	Hornbeck Offshore Services Inc.	9,216	50
*,^	EP Energy Corp. Class A	10,812	45
*,^	FuelCell Energy Inc.	8,386	43
*	Independence Contract Drilling Inc.	8,463	43
*,^	Northern Oil and Gas Inc.	13,060	42
*,^	EXCO Resources Inc.	41,067	42
*	RigNet Inc.	3,315	42
*	Dawson Geophysical Co.	5,756	41
*	Era Group Inc.	5,510	40
*	Westmoreland Coal Co.	5,179	40
	Panhandle Oil and Gas Inc. Class A	2,176	38
*	Ameresco Inc. Class A	6,067	29
*	Abraxas Petroleum Corp.	18,373	26
*	Willbros Group Inc.	12,443	24
*	Jones Energy Inc. Class A	8,417	23
	Adams Resources & Energy Inc.	615	23
*,^	Vivint Solar Inc.	6,094	19
*,^	W&T Offshore Inc.	10,281	18
*	Par Pacific Holdings Inc.	1,008	12
*	Trecora Resources	1,058	12
*,^	Erin Energy Corp.	4,587	10
*	Earthstone Energy Inc.	670	7
*	EnerNOC Inc.	1,004	6
*	Par Pacific Holdings Inc. Rights Exp. 09/14/2016	5,008	—
*	Global Geophysical Services Inc.	223	—
			11,949
Financial Services (41.8%)
	Healthcare Realty Trust Inc.	32,699	1,146
	Prosperity Bancshares Inc.	19,238	1,067
	Umpqua Holdings Corp.	63,991	1,051
	Investors Bancorp Inc.	85,230	1,044
	PrivateBancorp Inc.	22,503	1,034
	Webster Financial Corp.	26,429	1,021
	New Residential Investment Corp.	70,231	1,008
	Gramercy Property Trust	102,972	997
	Hudson Pacific Properties Inc.	26,771	896
	Sunstone Hotel Investors Inc.	62,578	869

38

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
LaSalle Hotel Properties	30,732	862
Radian Group Inc.	61,398	842
RLJ Lodging Trust	35,617	831
CNO Financial Group Inc.	51,027	829
Education Realty Trust Inc.	18,150	822
Wintrust Financial Corp.	14,770	821
IBERIABANK Corp.	11,827	813
* MGIC Investment Corp.	98,161	794
MB Financial Inc.	20,096	787
UMB Financial Corp.	12,834	780
FNB Corp.	60,043	750
* Stifel Financial Corp.	18,953	746
First Industrial Realty Trust Inc.	25,898	745
United Bankshares Inc.	18,783	740
Hancock Holding Co.	22,385	730
Fulton Financial Corp.	49,201	711
Mack-Cali Realty Corp.	25,621	711
Lexington Realty Trust	65,679	709
CBL & Associates Properties Inc.	49,195	702
Washington Federal Inc.	26,114	692
Cathay General Bancorp	21,896	688
Medical Properties Trust Inc.	44,917	686
Valley National Bancorp	70,811	683
Kite Realty Group Trust	23,613	682
* Genworth Financial Inc. Class A	143,726	680
Acadia Realty Trust	17,888	661
Selective Insurance Group Inc.	16,497	658
Cousins Properties Inc.	59,671	658
Glacier Bancorp Inc.	21,947	657
* Texas Capital Bancshares Inc.	12,321	647
Sterling Bancorp	36,069	644
* Hope Bancorp Inc.	37,289	641
First Citizens BancShares Inc. Class A	2,236	637
DiamondRock Hospitality Co.	58,806	623
Janus Capital Group Inc.	41,343	615
BancorpSouth Inc.	24,667	614
Pinnacle Financial Partners Inc.	10,828	614
Pebblebrook Hotel Trust	20,424	614
Colony Capital Inc. Class A	32,462	600
Great Western Bancorp Inc.	17,118	586
Community Bank System Inc.	12,316	584
Colony Starwood Homes	18,695	580
* Washington Prime Group Inc.	41,546	571
EverBank Financial Corp.	29,678	570
Trustmark Corp.	19,578	555
* Enstar Group Ltd.	3,304	550
Columbia Banking System Inc.	16,538	546
Old National Bancorp	37,980	538
Capitol Federal Financial Inc.	36,281	522
CVB Financial Corp.	29,257	520
South State Corp.	6,755	513
Chemical Financial Corp.	11,066	512
Monogram Residential Trust Inc.	48,502	510
Invesco Mortgage Capital Inc.	32,179	507
Xenia Hotels & Resorts Inc.	29,906	504
Select Income REIT	18,246	498
* Hilltop Holdings Inc.	21,412	485
International Bancshares Corp.	16,306	483
Government Properties Income Trust	20,131	469
Argo Group International Holdings Ltd.	8,212	466
New York REIT Inc.	47,103	455
First Midwest Bancorp Inc.	22,870	448
Washington REIT	13,715	446
American Equity Investment Life Holding Co.	25,266	445

39

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
Ramco-Gershenson Properties Trust	22,466	437
Horace Mann Educators Corp.	11,808	432
Northwest Bancshares Inc.	27,434	426
Simmons First National Corp. Class A	8,446	424
Kemper Corp.	11,265	422
* PRA Group Inc.	13,180	422
United Community Banks Inc.	20,046	421
Renasant Corp.	11,693	415
Parkway Properties Inc.	22,868	412
Global Net Lease Inc.	48,703	404
Astoria Financial Corp.	26,307	403
Physicians Realty Trust	18,745	401
NBT Bancorp Inc.	12,338	398
Independent Bank Corp.	7,485	397
Sabra Health Care REIT Inc.	15,428	393
Franklin Street Properties Corp.	30,970	389
LegacyTexas Financial Group Inc.	12,684	385
First Financial Bancorp	17,552	383
CYS Investments Inc.	43,342	382
Towne Bank	16,034	381
Waddell & Reed Financial Inc. Class A	20,380	379
Banner Corp.	8,548	379
Provident Financial Services Inc.	17,493	377
Yadkin Financial Corp.	14,239	372
Park National Corp.	3,846	368
Kearny Financial Corp.	26,478	363
^ Westamerica Bancorporation	7,048	358
Summit Hotel Properties Inc.	24,772	354
Pennsylvania REIT	13,884	348
Union Bankshares Corp.	12,420	346
Redwood Trust Inc.	22,491	333
GEO Group Inc.	16,561	332
* FCB Financial Holdings Inc. Class A	8,644	331
WesBanco Inc.	10,077	330
American Assets Trust Inc.	7,373	327
WSFS Financial Corp.	8,281	322
First Merchants Corp.	11,685	317
Chesapeake Lodging Trust	12,429	317
Boston Private Financial Holdings Inc.	24,586	317
Agree Realty Corp.	6,509	312
Tompkins Financial Corp.	4,192	310
Navigators Group Inc.	3,263	307
Beneficial Bancorp Inc.	20,209	305
* MBIA Inc.	37,321	301
Stewart Information Services Corp.	6,549	300
Seritage Growth Properties Class A	6,700	298
Cash America International Inc.	6,839	298
PennyMac Mortgage Investment Trust	19,392	296
S&T Bancorp Inc.	10,247	295
New Senior Investment Group Inc.	22,860	283
* LendingClub Corp.	51,851	281
Hannon Armstrong Sustainable Infrastructure Capital Inc.	11,686	280
Employers Holdings Inc.	9,153	279
Apollo Commercial Real Estate Finance Inc.	17,078	278
Safety Insurance Group Inc.	4,159	276
Capstead Mortgage Corp.	27,644	274
* St. Joe Co.	14,352	271
United Fire Group Inc.	6,196	268
Infinity Property & Casualty Corp.	3,148	265
Kennedy-Wilson Holdings Inc.	11,855	262
First Commonwealth Financial Corp.	25,587	261
BNC Bancorp	10,509	258
Terreno Realty Corp.	9,642	258
Rexford Industrial Realty Inc.	11,436	255

40

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
Banco Latinoamericano de Comercio Exterior SA	8,651	250
First Financial Bankshares Inc.	6,781	248
Alexander & Baldwin Inc.	6,181	248
Lakeland Financial Corp.	6,817	244
Berkshire Hills Bancorp Inc.	8,691	242
* FNFV Group	18,601	240
Southside Bancshares Inc.	7,230	238
CenterState Banks Inc.	13,117	236
Brookline Bancorp Inc.	19,569	234
Hanmi Financial Corp.	8,872	233
* Green Dot Corp. Class A	9,971	231
ARMOUR Residential REIT Inc.	10,394	231
* Ambac Financial Group Inc.	12,743	231
American Capital Mortgage Investment Corp.	13,413	229
State Bank Financial Corp.	9,894	228
Investors Real Estate Trust	34,223	227
Heartland Financial USA Inc.	6,207	225
* Third Point Reinsurance Ltd.	17,313	225
Cardinal Financial Corp.	8,291	223
Chatham Lodging Trust	10,598	220
Central Pacific Financial Corp.	8,566	219
Tier REIT Inc.	13,507	216
Hersha Hospitality Trust Class A	11,008	215
* KCG Holdings Inc. Class A	14,846	215
InfraREIT Inc.	11,275	213
City Holding Co.	4,176	211
Sandy Spring Bancorp Inc.	6,661	210
RE/MAX Holdings Inc. Class A	5,022	209
* Walker & Dunlop Inc.	7,890	209
First Busey Corp.	8,949	209
Monmouth Real Estate Investment Corp.	14,914	209
Nelnet Inc. Class A	5,826	206
Maiden Holdings Ltd.	14,868	205
Retail Opportunity Investments Corp.	9,163	204
United Financial Bancorp Inc.	14,609	204
TrustCo Bank Corp. NY	28,008	200
Stock Yards Bancorp Inc.	6,235	199
FBL Financial Group Inc. Class A	2,848	188
New York Mortgage Trust Inc.	31,144	188
* Piper Jaffray Cos.	4,181	186
Meridian Bancorp Inc.	11,734	183
National Storage Affiliates Trust	8,983	182
* Greenlight Capital Re Ltd. Class A	8,505	182
Flushing Financial Corp.	7,860	182
Easterly Government Properties Inc.	9,292	181
Silver Bay Realty Trust Corp.	9,467	180
* HomeStreet Inc.	6,902	180
Oritani Financial Corp.	11,176	180
Washington Trust Bancorp Inc.	4,259	180
Getty Realty Corp.	7,619	179
NorthStar Realty Europe Corp.	17,357	178
Cedar Realty Trust Inc.	23,332	177
Northfield Bancorp Inc.	10,960	174
First Interstate BancSystem Inc. Class A	5,604	172
Enterprise Financial Services Corp.	5,561	171
* Flagstar Bancorp Inc.	6,044	170
First Potomac Realty Trust	16,800	169
* First BanCorp	34,523	169
Community Trust Bancorp Inc.	4,466	165
Altisource Residential Corp.	14,916	164
Univest Corp. of Pennsylvania	6,976	163
Ashford Hospitality Trust Inc.	23,267	162
1st Source Corp.	4,572	162
Virtus Investment Partners Inc.	1,748	159

41

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	TriCo Bancshares	5,851	158
	MainSource Financial Group Inc.	6,544	158
	BancFirst Corp.	2,287	157
	Heritage Financial Corp.	8,349	154
	Dime Community Bancshares Inc.	8,733	154
	German American Bancorp Inc.	4,165	154
*	INTL. FCStone Inc.	4,229	152
	Bryn Mawr Bank Corp.	4,670	150
	Lakeland Bancorp Inc.	10,934	149
*	EZCORP Inc. Class A	14,404	149
	Meta Financial Group Inc.	2,403	148
*	Encore Capital Group Inc.	6,852	148
	James River Group Holdings Ltd.	4,016	147
	Bridge Bancorp Inc.	4,872	145
	ConnectOne Bancorp Inc.	8,134	145
	Ladder Capital Corp.	10,803	143
*	Seacoast Banking Corp. of Florida	8,672	143
*,^	Citizens Inc. Class A	13,088	142
*	Pacific Premier Bancorp Inc.	5,271	142
	Independent Bank Group Inc.	3,204	141
	First of Long Island Corp.	4,187	137
	Camden National Corp.	2,953	137
	Anworth Mortgage Asset Corp.	27,439	134
	CatchMark Timber Trust Inc. Class A	11,448	134
	OFG Bancorp	12,246	134
	RLI Corp.	1,882	134
	National General Holdings Corp.	5,735	131
	AG Mortgage Investment Trust Inc.	8,247	130
	Preferred Bank	3,702	130
	Great Southern Bancorp Inc.	2,999	126
	PJT Partners Inc.	5,053	125
	Investment Technology Group Inc.	7,991	123
	CoBiz Financial Inc.	9,328	122
	National Western Life Group Inc. Class A	631	122
	Apollo Residential Mortgage Inc.	8,973	122
	Western Asset Mortgage Capital Corp.	11,502	122
	Waterstone Financial Inc.	7,151	121
	Mercantile Bank Corp.	4,468	120
	Four Corners Property Trust Inc.	5,719	118
	Gladstone Commercial Corp.	6,550	118
	Resource Capital Corp.	8,696	115
	First Financial Corp.	2,800	114
	Suffolk Bancorp	3,238	114
	OceanFirst Financial Corp.	5,725	113
	First Defiance Financial Corp.	2,483	113
	First Bancorp	5,564	112
*	NMI Holdings Inc. Class A	13,904	110
*	Forestar Group Inc.	8,744	110
*	Customers Bancorp Inc.	4,062	109
	Independence Realty Trust Inc.	11,465	108
	Peoples Bancorp Inc.	4,535	108
	Stonegate Bank	3,309	108
	Whitestone REIT	7,394	107
	NexPoint Residential Trust Inc.	5,102	107
	Fidelity Southern Corp.	5,882	106
	Financial Institutions Inc.	3,895	105
	First Community Bancshares Inc.	4,366	105
	QCR Holdings Inc.	3,344	104
	Horizon Bancorp	3,705	104
	Heritage Insurance Holdings Inc.	7,538	103
	Ashford Hospitality Prime Inc.	6,629	103
*	Cowen Group Inc. Class A	27,361	103
*	Ocwen Financial Corp.	28,205	100
	Federal Agricultural Mortgage Corp.	2,445	100

42

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	Arrow Financial Corp.	3,086	100
	State Auto Financial Corp.	4,341	100
	CorEnergy Infrastructure Trust Inc.	3,378	99
	Southwest Bancorp Inc.	5,045	99
	Ares Commercial Real Estate Corp.	7,706	97
*	CU Bancorp	4,002	97
*	Eagle Bancorp Inc.	1,858	96
	Independent Bank Corp.	5,790	94
	Arlington Asset Investment Corp. Class A	6,327	94
	Dynex Capital Inc.	12,765	94
	Blue Hills Bancorp Inc.	6,331	93
*	Tejon Ranch Co.	3,911	93
*	TriState Capital Holdings Inc.	6,177	92
	Clifton Bancorp Inc.	6,207	92
	Bank Mutual Corp.	11,594	90
	One Liberty Properties Inc.	3,713	90
*	HomeTrust Bancshares Inc.	4,704	90
	Peapack Gladstone Financial Corp.	4,487	90
	West Bancorporation Inc.	4,545	89
	Pacific Continental Corp.	5,392	89
	Banc of California Inc.	3,956	88
	Preferred Apartment Communities Inc. Class A	6,369	88
	Capital Bank Financial Corp.	2,815	88
	Talmer Bancorp Inc. Class A	3,726	87
	Republic Bancorp Inc. Class A	2,703	87
	Ameris Bancorp	2,482	86
	Bank of Marin Bancorp	1,768	86
	United Community Financial Corp.	13,203	86
*	On Deck Capital Inc.	13,403	85
*	Triumph Bancorp Inc.	4,376	84
	Community Healthcare Trust Inc.	3,622	83
*	Nicolet Bankshares Inc.	2,206	83
	Park Sterling Corp.	9,677	82
	AMERISAFE Inc.	1,367	82
	RAIT Financial Trust	26,064	82
*	World Acceptance Corp.	1,690	81
	State National Cos. Inc.	7,975	81
	OneBeacon Insurance Group Ltd. Class A	5,727	81
	LTC Properties Inc.	1,554	81
^	Fidelity & Guaranty Life	3,363	80
*,^	Nationstar Mortgage Holdings Inc.	5,030	80
	CNB Financial Corp.	3,943	79
*	NewStar Financial Inc.	7,042	79
*	Safeguard Scientifics Inc.	5,603	79
	Guaranty Bancorp	4,256	79
^	Peoples Financial Services Corp.	2,005	77
	HCI Group Inc.	2,411	77
	Heritage Commerce Corp.	6,581	76
*	Allegiance Bancshares Inc.	2,783	73
	Citizens & Northern Corp.	3,309	72
*	Enova International Inc.	7,456	72
	People's Utah Bancorp	3,632	71
	Farmers National Banc Corp.	7,147	71
	Old Second Bancorp Inc.	8,695	71
	Bluerock Residential Growth REIT Inc. Class A	5,253	70
	MidWestOne Financial Group Inc.	2,342	70
	Enterprise Bancorp Inc.	2,793	69
	Cass Information Systems Inc.	1,201	69
^	National Bankshares Inc.	1,912	69
	Sun Bancorp Inc.	2,999	69
	Baldwin & Lyons Inc.	2,686	68
*	Global Indemnity plc	2,349	68
*	Franklin Financial Network Inc.	1,943	68
	Ames National Corp.	2,460	67

43

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
EMC Insurance Group Inc.	2,374	66
First Bancorp Inc.	2,875	65
Federated National Holding Co.	3,512	64
* National Commerce Corp.	2,377	64
* PennyMac Financial Services Inc. Class A	3,834	63
Farmers Capital Bank Corp.	2,109	63
* First Foundation Inc.	2,510	63
Carolina Financial Corp.	2,885	62
Universal Insurance Holdings Inc.	2,497	62
American National Bankshares Inc.	2,309	62
Bar Harbor Bankshares	1,678	62
* Bancorp Inc.	9,968	62
Great Ajax Corp.	4,490	62
* PICO Holdings Inc.	5,578	61
* Atlantic Capital Bancshares Inc.	3,976	61
* BSB Bancorp Inc.	2,520	61
Territorial Bancorp Inc.	2,126	61
Sierra Bancorp	3,312	60
* MoneyGram International Inc.	8,266	60
Opus Bank	1,707	60
* Green Bancorp Inc.	5,841	60
* FRP Holdings Inc.	1,760	59
* Ladenburg Thalmann Financial Services Inc.	25,621	59
* Regional Management Corp.	2,698	58
UMH Properties Inc.	4,910	58
Macatawa Bank Corp.	7,461	58
* First NBC Bank Holding Co.	4,425	58
* Cascade Bancorp	9,560	58
Penns Woods Bancorp Inc.	1,296	57
WashingtonFirst Bankshares Inc.	2,295	57
GAIN Capital Holdings Inc.	8,752	56
EVERTEC Inc.	3,264	56
First Connecticut Bancorp Inc.	3,100	54
Heritage Oaks Bancorp	6,728	54
Your Community Bankshares Inc.	1,388	54
National Interstate Corp.	1,660	54
Merchants Bancshares Inc.	1,626	54
First Business Financial Services Inc.	2,325	53
BankFinancial Corp.	4,278	53
* CommunityOne Bancorp	3,865	52
Access National Corp.	2,329	52
Charter Financial Corp.	3,843	51
Owens Realty Mortgage Inc.	2,943	50
Northrim BanCorp Inc.	1,906	49
OM Asset Management plc	3,606	49
Orchid Island Capital Inc.	4,621	48
Bear State Financial Inc.	5,081	48
Greenhill & Co. Inc.	2,060	47
* Southern First Bancshares Inc.	1,643	47
Summit Financial Group Inc.	2,389	46
ACNB Corp.	1,702	46
Old Line Bancshares Inc.	2,388	46
Codorus Valley Bancorp Inc.	2,195	46
Oppenheimer Holdings Inc. Class A	2,760	44
LCNB Corp.	2,519	44
Capital City Bank Group Inc.	3,133	44
MBT Financial Corp.	5,124	43
Orrstown Financial Services Inc.	2,123	43
MutualFirst Financial Inc.	1,560	43
SI Financial Group Inc.	3,172	43
Associated Capital Group Inc. Class A	1,291	42
* Trinity Place Holdings Inc.	4,949	42
Shore Bancshares Inc.	3,593	42
* First Northwest Bancorp	3,172	42

44

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Xenith Bankshares Inc.	17,799	42
	Home Bancorp Inc.	1,435	41
	Southern Missouri Bancorp Inc.	1,675	41
	First Mid-Illinois Bancshares Inc.	1,642	41
	Premier Financial Bancorp Inc.	2,434	41
*	Hallmark Financial Services Inc.	3,831	41
*	AV Homes Inc.	2,669	41
	Investors Title Co.	412	40
	Lake Sunapee Bank Group	2,238	40
	Southern National Bancorp of Virginia Inc.	3,215	40
*	Republic First Bancorp Inc.	9,636	40
	C&F Financial Corp.	924	39
	Independence Holding Co.	2,225	39
	Central Valley Community Bancorp	2,541	39
	Farmland Partners Inc.	3,350	39
	Middleburg Financial Corp.	1,355	39
	Donegal Group Inc. Class A	2,384	38
*,^	Impac Mortgage Holdings Inc.	2,285	38
	Century Bancorp Inc. Class A	859	38
	Provident Financial Holdings Inc.	1,910	36
	Tiptree Financial Inc. Class A	6,659	36
	First Internet Bancorp	1,500	36
*	Equity Bancshares Inc. Class A	1,468	36
*,^	First Community Financial Partners Inc.	3,923	35
	First Financial Northwest Inc.	2,630	34
*	Pacific Mercantile Bancorp	4,465	34
*	Stratus Properties Inc.	1,805	34
	Calamos Asset Management Inc. Class A	4,877	34
	FelCor Lodging Trust Inc.	4,696	33
	Manning & Napier Inc.	4,267	33
	ESSA Bancorp Inc.	2,377	33
	Resource America Inc. Class A	3,326	32
	Westfield Financial Inc.	4,212	32
	GAMCO Investors Inc. Class A	1,023	31
	Bankwell Financial Group Inc.	1,391	31
	Blue Capital Reinsurance Holdings Ltd.	1,723	30
*	Veritex Holdings Inc.	1,635	28
	Chemung Financial Corp.	942	28
*	Atlas Financial Holdings Inc.	1,563	27
	B. Riley Financial Inc.	2,691	26
	Hingham Institution for Savings	194	25
	Midland States Bancorp Inc.	988	24
	FBR & Co.	1,678	24
	Saul Centers Inc.	334	22
	City Office REIT Inc.	1,634	21
*	BofI Holding Inc.	949	20
^	United Development Funding IV	6,222	20
^	CPI Card Group Inc.	3,485	19
	United Insurance Holdings Corp.	1,206	19
*	Walter Investment Management Corp.	5,003	19
*	UCP Inc.	2,024	17
*	Provident Bancorp Inc.	1,076	17
*	BBX Capital Corp.	826	16
	Alexander's Inc.	34	15
	Armada Hoffler Properties Inc.	1,017	14
	Greene County Bancorp Inc.	736	12
*	Wins Finance Holdings Inc.	387	10
	California First National Bancorp	630	9
	County Bancorp Inc.	433	9
	Pzena Investment Management Inc. Class A	1,000	8
	Virtu Financial Inc. Class A	432	7
	Consolidated-Tomoka Land Co.	116	6
	Medley Management Inc. Class A	840	6
	Griffin Industrial Realty Inc.	191	6

45

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	Union Bankshares Inc.	105	4
*	American Independence Corp.	95	2
	Value Line Inc.	29	1
	Fifth Street Asset Management Inc.	2	—
			104,118
Health Care (4.5%)
*	Wright Medical Group NV	29,729	736
*	Haemonetics Corp.	14,596	542
	Owens & Minor Inc.	15,698	539
*	Halyard Health Inc.	13,570	495
*	Community Health Systems Inc.	31,553	337
*	Select Medical Holdings Corp.	28,307	336
*	Bluebird Bio Inc.	6,627	327
	CONMED Corp.	7,960	325
	Analogic Corp.	3,282	292
*	Exelixis Inc.	24,514	273
*	Lannett Co. Inc.	7,939	269
	Kindred Healthcare Inc.	23,956	264
*	Five Prime Therapeutics Inc.	5,941	261
*	Acorda Therapeutics Inc.	10,516	253
*	Healthways Inc.	9,012	225
*	Molina Healthcare Inc.	4,100	221
*	PharMerica Corp.	8,354	211
*	Integer Holdings Corp.	8,626	209
	National HealthCare Corp.	3,166	206
*	Merit Medical Systems Inc.	7,469	181
*	Momenta Pharmaceuticals Inc.	14,200	171
*	Retrophin Inc.	10,314	165
*	AMAG Pharmaceuticals Inc.	6,851	163
*	ICU Medical Inc.	1,302	162
*	Triple-S Management Corp. Class B	6,710	147
*	LHC Group Inc.	4,009	143
	PDL BioPharma Inc.	48,349	141
*	Luminex Corp.	6,556	138
*	Array BioPharma Inc.	37,671	129
*	AngioDynamics Inc.	7,601	126
*	Atara Biotherapeutics Inc.	6,211	121
*	Magellan Health Inc.	2,035	116
*	Otonomy Inc.	6,759	111
	Invacare Corp.	9,089	108
	Universal American Corp.	14,788	106
*	Enanta Pharmaceuticals Inc.	4,405	97
*	Spectrum Pharmaceuticals Inc.	18,235	97
*	Celldex Therapeutics Inc.	26,743	89
*	Versartis Inc.	7,098	88
*	Ardelyx Inc.	8,648	86
*	Exactech Inc.	2,947	82
*	K2M Group Holdings Inc.	5,001	80
*	PTC Therapeutics Inc.	9,293	76
*,^	BioScrip Inc.	28,296	73
*	REGENXBIO Inc.	5,709	67
*	Medicines Co.	1,628	64
*	Almost Family Inc.	1,702	63
*	Zogenix Inc.	6,963	61
*	Merrimack Pharmaceuticals Inc.	12,875	59
*	Chimerix Inc.	12,115	58
*	Akebia Therapeutics Inc.	7,088	58
*,^	Albany Molecular Research Inc.	3,879	57
*	Karyopharm Therapeutics Inc.	5,311	53
*,^	Nobilis Health Corp.	14,876	52
*	RTI Surgical Inc.	16,090	52
	CryoLife Inc.	3,089	49
*	OvaScience Inc.	7,778	47
*	Addus HomeCare Corp.	1,906	46

46

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Esperion Therapeutics Inc.	3,998	43
*	Surgery Partners Inc.	2,219	43
*,^	Omeros Corp.	3,898	42
*	Tetraphase Pharmaceuticals Inc.	10,368	39
*	ARIAD Pharmaceuticals Inc.	3,494	36
*	Anika Therapeutics Inc.	763	36
*,^	NantKwest Inc.	4,292	35
	Meridian Bioscience Inc.	1,752	34
*	Cidara Therapeutics Inc.	2,932	34
*	Adamas Pharmaceuticals Inc.	2,405	33
*	Egalet Corp.	4,765	33
*	Stemline Therapeutics Inc.	3,989	33
*,^	Bellicum Pharmaceuticals Inc.	1,871	32
*	Endocyte Inc.	10,270	31
*	AtriCure Inc.	1,867	29
*	Concert Pharmaceuticals Inc.	2,842	28
*	Cotiviti Holdings Inc.	818	27
*	Innoviva Inc.	2,404	27
*	Agenus Inc.	4,273	26
*	Cara Therapeutics Inc.	4,861	26
*	Epizyme Inc.	3,351	24
*,^	TransEnterix Inc.	17,873	24
*	Edge Therapeutics Inc.	2,679	24
*,^	Cerus Corp.	3,725	24
*	Portola Pharmaceuticals Inc.	1,110	23
*	Adverum Biotechnologies Inc.	6,168	22
*	Voyager Therapeutics Inc.	1,810	22
*	Zafgen Inc.	6,554	20
*	TherapeuticsMD Inc.	2,576	18
*	Rigel Pharmaceuticals Inc.	5,052	17
*	BioCryst Pharmaceuticals Inc.	3,807	16
*	Ignyta Inc.	2,829	16
*	NewLink Genetics Corp.	1,374	14
*	Cellular Biomedicine Group Inc.	995	14
*,^	USMD Holdings Inc.	586	13
*	Dimension Therapeutics Inc.	2,049	12
*	Genesis Healthcare Inc.	4,288	10
*	Corvus Pharmaceuticals Inc.	753	10
*	Rockwell Medical Inc.	1,396	10
*	Syndax Pharmaceuticals Inc.	663	9
*	WaVe Life Sciences Ltd.	376	9
*	Quidel Corp.	417	9
*	Accelerate Diagnostics Inc.	396	9
	Phibro Animal Health Corp. Class A	327	8
*	Arrowhead Pharmaceuticals Inc.	1,087	7
*	American Renal Associates Holdings Inc.	292	6
*	Immunomedics Inc.	2,045	6
*	Aratana Therapeutics Inc.	574	5
*	Flex Pharma Inc.	422	5
	National Research Corp. Class A	282	4
*,^	Idera Pharmaceuticals Inc.	1,911	4
*	Enzo Biochem Inc.	638	4
*	Inotek Pharmaceuticals Corp.	465	3
*	Trovagene Inc.	620	3
*	PharmAthene Inc.	987	3
*	Neos Therapeutics Inc.	383	2
*	Athersys Inc.	1,225	2
*	Codexis Inc.	530	2
*	Pfenex Inc.	298	2
	Osiris Therapeutics Inc.	384	2
*	Titan Pharmaceuticals Inc.	293	2
*	Infinity Pharmaceuticals Inc.	1,041	2
*	Immune Design Corp.	175	1

47

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	CytRx Corp.	22	—
			11,212
Materials & Processing (5.2%)
	Olin Corp.	47,512	1,028
	Hecla Mining Co.	108,692	607
^	Allegheny Technologies Inc.	30,949	528
	Commercial Metals Co.	32,728	508
	Carpenter Technology Corp.	13,314	483
*	Stillwater Mining Co.	34,899	441
	KapStone Paper and Packaging Corp.	23,126	405
	Innospec Inc.	6,750	400
*	MRC Global Inc.	26,682	391
*,^	Cliffs Natural Resources Inc.	63,882	364
	Stepan Co.	5,092	358
	Minerals Technologies Inc.	4,621	326
	Greif Inc. Class A	7,322	312
*	Kraton Performance Polymers Inc.	8,460	305
*	AK Steel Holding Corp.	67,730	302
	Cabot Microelectronics Corp.	5,867	292
	PH Glatfelter Co.	12,577	279
	Kaiser Aluminum Corp.	3,265	278
	Schweitzer-Mauduit International Inc.	6,909	271
*	Chemtura Corp.	8,802	264
	Calgon Carbon Corp.	14,473	210
	A Schulman Inc.	8,135	207
	Mueller Industries Inc.	5,342	185
	Quanex Building Products Corp.	8,821	171
	Materion Corp.	5,660	166
	Tronox Ltd. Class A	18,173	166
*	Coeur Mining Inc.	12,220	156
	Ferroglobe plc	18,566	153
	Schnitzer Steel Industries Inc.	7,791	146
	Tredegar Corp.	7,214	136
	Haynes International Inc.	3,668	135
	American Vanguard Corp.	7,996	135
	NN Inc.	7,435	132
*	Armstrong Flooring Inc.	6,180	127
*	Gibraltar Industries Inc.	3,151	120
*	Rexnord Corp.	5,382	119
*	Unifi Inc.	4,487	117
	Chemours Co.	8,615	114
*	Veritiv Corp.	2,184	112
*	TimkenSteel Corp.	11,218	110
*	Ingevity Corp.	2,423	108
	Hawkins Inc.	2,184	95
	Quaker Chemical Corp.	926	93
*	GCP Applied Technologies Inc.	3,164	93
^	Greif Inc. Class B	1,628	91
*	Century Aluminum Co.	13,184	83
	FutureFuel Corp.	7,068	83
	Universal Forest Products Inc.	710	77
*	Landec Corp.	5,768	75
*	LSB Industries Inc.	5,764	69
	Rayonier Advanced Materials Inc.	4,738	58
	LSI Industries Inc.	5,697	58
	Oil-Dri Corp. of America	1,436	54
*	Louisiana-Pacific Corp.	2,779	54
^	Kronos Worldwide Inc.	6,009	53
	Olympic Steel Inc.	2,561	50
*	BMC Stock Holdings Inc.	2,376	47
*	UFP Technologies Inc.	1,838	46
*	OMNOVA Solutions Inc.	4,529	45
*	Ryerson Holding Corp.	3,653	44
	Dynamic Materials Corp.	4,007	44

48

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Boise Cascade Co.	1,671	44
	KMG Chemicals Inc.	1,423	40
*,^	AgroFresh Solutions Inc.	6,391	39
*	Koppers Holdings Inc.	1,180	39
	Interface Inc. Class A	2,138	38
	United States Lime & Minerals Inc.	505	32
	Ampco-Pittsburgh Corp.	2,295	25
	Innophos Holdings Inc.	581	25
	Griffon Corp.	1,321	23
	Aceto Corp.	947	19
*	Handy & Harman Ltd.	801	18
	Global Brass & Copper Holdings Inc.	594	17
	Valhi Inc.	6,287	16
	Gold Resource Corp.	2,762	14
*	NL Industries Inc.	2,075	12
*	Lawson Products Inc.	464	8
	CompX International Inc.	428	5
			12,893
Other (0.0%)[2]
*	Leap Wireless International Inc. CVR	7,564	19
*	First Hawaiian Inc.	125	3
*	Impinj Inc.	60	2
*	Gerber Scientific Inc. CVR	519	—
			24
Producer Durables (12.7%)
*,^	XPO Logistics Inc.	28,058	1,005
	EMCOR Group Inc.	14,401	825
	Joy Global Inc.	28,345	773
*	Teledyne Technologies Inc.	7,194	771
*	Esterline Technologies Corp.	8,721	671
	Kennametal Inc.	22,731	636
	ABM Industries Inc.	16,189	622
	EnerSys	8,744	615
	Barnes Group Inc.	14,442	597
*	KLX Inc.	15,066	563
	GATX Corp.	11,708	513
	UniFirst Corp.	3,950	507
	Tetra Tech Inc.	13,813	488
*	Moog Inc. Class A	8,232	486
*	Darling Ingredients Inc.	34,046	479
*	FTI Consulting Inc.	10,753	476
	Triumph Group Inc.	14,077	449
	SkyWest Inc.	14,336	405
	Convergys Corp.	12,580	375
*	Huron Consulting Group Inc.	5,385	339
*	OSI Systems Inc.	5,038	338
	Cubic Corp.	7,205	337
	ESCO Technologies Inc.	7,263	328
*	Sykes Enterprises Inc.	11,100	324
*	TopBuild Corp.	9,482	324
	Curtiss-Wright Corp.	3,535	318
	Kaman Corp.	6,998	314
*	ACCO Brands Corp.	30,547	305
	Albany International Corp.	7,073	299
*	SPX FLOW Inc.	10,060	296
	Werner Enterprises Inc.	12,693	293
	Aircastle Ltd.	13,465	292
	Applied Industrial Technologies Inc.	5,912	281
	CIRCOR International Inc.	4,652	275
*	Navigant Consulting Inc.	13,746	270
	Matson Inc.	6,772	261
*	Chart Industries Inc.	8,651	261
*	Atlas Air Worldwide Holdings Inc.	7,014	261
	Greenbrier Cos. Inc.	7,667	260

49

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
^ Nordic American Tankers Ltd.	24,934	256
^ Ship Finance International Ltd.	16,913	255
* TriMas Corp.	12,730	244
* TrueBlue Inc.	11,160	244
Harsco Corp.	23,215	231
AAR Corp.	9,346	230
Briggs & Stratton Corp.	12,090	230
* PHH Corp.	14,987	229
* SPX Corp.	12,010	227
Scorpio Tankers Inc.	46,232	226
Federal Signal Corp.	16,959	222
Encore Wire Corp.	5,718	221
* Saia Inc.	7,140	217
* Babcock & Wilcox Enterprises Inc.	13,172	215
* ICF International Inc.	5,106	214
McGrath RentCorp	6,640	212
* Tutor Perini Corp.	9,024	209
Actuant Corp. Class A	8,651	206
Essendant Inc.	10,594	205
* Rush Enterprises Inc. Class A	8,365	199
* Wabash National Corp.	13,577	189
* Navistar International Corp.	13,473	189
* Aegion Corp. Class A	10,162	188
Manitowoc Co. Inc.	36,004	176
* Air Transport Services Group Inc.	12,118	175
Astec Industries Inc.	2,967	174
* Thermon Group Holdings Inc.	9,233	174
* Wesco Aircraft Holdings Inc.	12,595	173
MSA Safety Inc.	2,861	167
Korn/Ferry International	6,863	164
Kelly Services Inc. Class A	8,402	161
^ GasLog Ltd.	11,625	158
Resources Connection Inc.	10,456	158
* CBIZ Inc.	13,886	157
* Engility Holdings Inc.	5,139	154
* RPX Corp.	14,469	152
* Aerojet Rocketdyne Holdings Inc.	8,422	151
Marten Transport Ltd.	6,720	145
* Modine Manufacturing Co.	13,355	143
* Triton International Ltd.	9,283	141
^ Frontline Ltd.	18,447	141
Alamo Group Inc.	2,140	139
* CSW Industrials Inc.	4,228	137
Kadant Inc.	2,509	135
* MYR Group Inc.	4,566	132
G&K Services Inc. Class A	1,333	130
Granite Construction Inc.	2,688	129
ArcBest Corp.	6,904	126
* Overseas Shipholding Group Inc. Class A	11,630	126
* Aerovironment Inc.	5,093	126
Ennis Inc.	7,548	125
* FARO Technologies Inc.	3,581	117
Titan International Inc.	12,633	116
DHT Holdings Inc.	25,639	111
Bristow Group Inc.	9,546	109
Quad/Graphics Inc.	3,877	105
Brady Corp. Class A	3,098	104
* DXP Enterprises Inc.	3,635	102
* Casella Waste Systems Inc. Class A	11,016	100
Mobile Mini Inc.	3,247	97
Powell Industries Inc.	2,438	97
Columbus McKinnon Corp.	5,485	96
Heidrick & Struggles International Inc.	5,150	96
Hyster-Yale Materials Handling Inc.	1,823	94

50

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	Raven Industries Inc.	3,802	93
	Spartan Motors Inc.	9,352	92
	American Railcar Industries Inc.	2,205	91
*	Kratos Defense & Security Solutions Inc.	12,962	91
*	Monster Worldwide Inc.	24,664	90
	Teekay Corp.	12,442	90
	CECO Environmental Corp.	8,175	90
	Park-Ohio Holdings Corp.	2,377	88
	Teekay Tankers Ltd. Class A	32,779	86
*	YRC Worldwide Inc.	7,155	83
*	Vectrus Inc.	2,416	82
	VSE Corp.	2,426	80
	NACCO Industries Inc. Class A	1,108	74
*	Roadrunner Transportation Systems Inc.	8,746	73
*	Ducommun Inc.	3,008	71
*	Liquidity Services Inc.	7,133	71
	Standex International Corp.	824	69
*	Ascent Capital Group Inc. Class A	2,907	67
*	CRA International Inc.	2,454	67
^	Costamare Inc.	7,392	65
*	Covenant Transportation Group Inc. Class A	3,320	64
*	Control4 Corp.	5,751	64
	Miller Industries Inc.	2,815	62
	Ardmore Shipping Corp.	8,178	59
	Celadon Group Inc.	7,559	59
*	PHI Inc.	3,144	59
*	Great Lakes Dredge & Dock Corp.	14,905	58
^	Textainer Group Holdings Ltd.	6,443	57
*	Scorpio Bulkers Inc.	16,124	56
*	Gener8 Maritime Inc.	10,965	55
	Graham Corp.	2,776	53
*	Titan Machinery Inc.	4,911	53
*	Rush Enterprises Inc. Class B	2,188	52
*	Vishay Precision Group Inc.	3,387	52
	FreightCar America Inc.	3,430	49
	Hurco Cos. Inc.	1,771	48
*	Layne Christensen Co.	5,218	47
*	HC2 Holdings Inc.	9,536	46
*	Maxwell Technologies Inc.	8,941	45
	Marlin Business Services Corp.	2,359	44
*	Orion Group Holdings Inc.	7,401	44
^	Tidewater Inc.	13,458	44
*	TRC Cos. Inc.	5,078	39
	Knight Transportation Inc.	1,355	38
*	ExOne Co.	2,810	38
	Watts Water Technologies Inc. Class A	579	37
*	Dorian LPG Ltd.	6,834	36
	Hardinge Inc.	3,384	36
*	CAI International Inc.	4,438	35
	Altra Industrial Motion Corp.	1,253	35
*	ServiceSource International Inc.	6,777	34
	Navios Maritime Acquisition Corp.	23,490	34
*	Willis Lease Finance Corp.	1,243	32
*	Hub Group Inc. Class A	766	31
	Preformed Line Products Co.	709	31
	Lindsay Corp.	429	31
	Franklin Electric Co. Inc.	764	29
*,^	Plug Power Inc.	18,159	28
*	Advanced Energy Industries Inc.	639	28
*	USA Truck Inc.	2,523	28
	Douglas Dynamics Inc.	864	28
	Supreme Industries Inc. Class A	1,581	27
*	Gencor Industries Inc.	2,275	26
*	Echo Global Logistics Inc.	955	25

51

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	American Superconductor Corp.	3,347	24
	MTS Systems Corp.	467	23
	Tennant Co.	353	23
*	Heritage-Crystal Clean Inc.	1,586	22
*	Hill International Inc.	4,991	22
*	Global Sources Ltd.	2,400	20
	Sun Hydraulics Corp.	648	20
	Kimball International Inc. Class B	1,515	19
*	Blue Bird Corp.	1,282	19
	General Cable Corp.	1,081	17
	Gorman-Rupp Co.	618	17
*	Team Inc.	519	17
*	Neff Corp. Class A	1,752	16
*	NV5 Global Inc.	529	16
*	Virgin America Inc.	285	16
*	PAM Transportation Services Inc.	632	13
*	Radiant Logistics Inc.	4,120	12
	Universal Logistics Holdings Inc.	772	10
*	Milacron Holdings Corp.	510	9
*	InnerWorkings Inc.	700	6
*	SP Plus Corp.	237	6
*	Vicor Corp.	402	4
*	IES Holdings Inc.	210	4
*	Power Solutions International Inc.	287	3
*	Workhorse Group Inc.	227	2
*	PFSweb Inc.	170	2
			31,654
Technology (10.1%)
	SYNNEX Corp.	8,526	905
*	NetScout Systems Inc.	26,135	773
	Intersil Corp. Class A	38,595	762
*	Tech Data Corp.	10,048	746
	Mentor Graphics Corp.	30,554	734
*	Advanced Micro Devices Inc.	98,611	730
	MKS Instruments Inc.	14,486	706
*	CACI International Inc. Class A	7,001	696
*	Finisar Corp.	31,057	658
*	Verint Systems Inc.	18,277	624
	Vishay Intertechnology Inc.	40,392	572
*	Sanmina Corp.	21,073	554
*	Anixter International Inc.	8,261	528
*	Viavi Solutions Inc.	67,415	524
*	DigitalGlobe Inc.	18,067	489
*	Polycom Inc.	39,206	488
*	Rovi Corp.	23,065	472
*	Plexus Corp.	9,484	438
*	Fairchild Semiconductor International Inc. Class A	20,739	413
*,^	Ambarella Inc.	5,491	396
	Diebold Inc.	12,900	362
*	Progress Software Corp.	12,234	355
*	Knowles Corp.	25,251	351
*	Benchmark Electronics Inc.	14,347	346
*	Rambus Inc.	23,278	322
*	Insight Enterprises Inc.	10,445	320
*	Acxiom Corp.	11,467	298
	ManTech International Corp. Class A	7,173	287
*	NeuStar Inc. Class A	10,334	263
*	II-VI Inc.	12,392	263
*	Entegris Inc.	14,918	254
*	ScanSource Inc.	7,285	249
*	Rofin-Sinar Technologies Inc.	7,731	247
*	Amkor Technology Inc.	26,801	244
	Brooks Automation Inc.	19,207	242
*	Mercury Systems Inc.	10,240	232

52

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	TTM Technologies Inc.	21,126	227
*	Veeco Instruments Inc.	11,308	222
*	Diodes Inc.	10,778	222
*	MicroStrategy Inc. Class A	1,261	210
*	Ixia	18,185	210
*	Rogers Corp.	3,345	187
*	Super Micro Computer Inc.	8,600	186
	AVX Corp.	13,198	181
*	Photronics Inc.	18,834	180
*	NETGEAR Inc.	3,156	180
	CTS Corp.	8,942	172
*	InvenSense Inc.	23,139	172
	Tessera Technologies Inc.	4,946	166
*	Stratasys Ltd.	7,337	157
*	Rudolph Technologies Inc.	8,466	149
*	Ultratech Inc.	5,756	144
*	Cavium Inc.	2,353	131
*	RetailMeNot Inc.	10,993	124
*	ViaSat Inc.	1,600	120
*	ShoreTel Inc.	14,663	118
*	Novanta Inc.	6,577	111
*	Evolent Health Inc. Class A	4,419	110
*	Alpha & Omega Semiconductor Ltd.	5,193	109
*	NeoPhotonics Corp.	7,298	109
*	Intralinks Holdings Inc.	11,111	106
*	Bankrate Inc.	13,357	105
*	Actua Corp.	10,189	104
*	Global Eagle Entertainment Inc.	12,404	103
*	Sonus Networks Inc.	11,785	102
*	Infinera Corp.	11,815	101
*	KEYW Holding Corp.	10,141	101
	Daktronics Inc.	10,245	98
*	Kimball Electronics Inc.	8,011	97
*	Axcelis Technologies Inc.	8,192	96
*	Bazaarvoice Inc.	23,342	93
*	Harmonic Inc.	21,388	93
*	Blucora Inc.	8,831	91
	ADTRAN Inc.	4,925	91
	Park Electrochemical Corp.	5,459	90
*	Calix Inc.	11,852	88
*	Xcerra Corp.	15,016	88
*	FormFactor Inc.	8,388	87
*	Exar Corp.	9,491	86
	Comtech Telecommunications Corp.	6,575	85
*	Digi International Inc.	7,315	84
	Acacia Research Corp.	13,978	84
	PC Connection Inc.	3,206	84
	IXYS Corp.	7,169	83
	Cohu Inc.	7,433	81
*,^	Applied Optoelectronics Inc.	4,678	79
	American Science & Engineering Inc.	2,079	77
*	Sigma Designs Inc.	10,013	75
*	Tangoe Inc.	7,741	72
*	DSP Group Inc.	6,190	71
*	pdvWireless Inc.	2,734	70
*	Glu Mobile Inc.	28,744	68
*	Ultra Clean Holdings Inc.	9,096	66
	Epiq Systems Inc.	3,855	63
	Bel Fuse Inc. Class B	2,733	63
	QAD Inc. Class A	2,656	62
	Black Box Corp.	4,244	59
*	Sparton Corp.	2,468	57
*	Perficient Inc.	2,824	56
*	Telenav Inc.	9,394	55

53

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
* Rubicon Project Inc.	6,417	55
* Datalink Corp.	5,225	51
* Unisys Corp.	4,946	50
* Silicom Ltd.	1,198	49
* ePlus Inc.	512	46
* Agilysys Inc.	4,069	45
* Electro Scientific Industries Inc.	7,795	43
NVE Corp.	721	42
* Everyday Health Inc.	5,393	41
* Immersion Corp.	5,525	40
* ARC Document Solutions Inc.	11,644	39
* Vocera Communications Inc.	2,405	39
* Kopin Corp.	17,870	39
* KVH Industries Inc.	4,363	38
EMCORE Corp.	7,427	37
* Limelight Networks Inc.	20,474	36
* Bottomline Technologies de Inc.	1,536	35
* Autobytel Inc.	1,979	32
* Rightside Group Ltd.	3,358	32
* RealNetworks Inc.	6,470	31
* Oclaro Inc.	3,883	31
Methode Electronics Inc.	832	30
* TechTarget Inc.	3,775	30
* GigPeak Inc.	15,682	29
* Avid Technology Inc.	3,148	28
* Nanometrics Inc.	1,337	27
* Numerex Corp. Class A	3,372	25
NCI Inc. Class A	1,820	22
Reis Inc.	834	16
* SecureWorks Corp. Class A	1,108	16
* VASCO Data Security International Inc.	777	14
* Silicon Graphics International Corp.	1,652	13
* PDF Solutions Inc.	590	10
* MeetMe Inc.	1,506	9
* Digimarc Corp.	205	7
* Silver Spring Networks Inc.	497	7
* USA Technologies Inc.	1,162	6
* ChannelAdvisor Corp.	417	5
* Radisys Corp.	707	3
* Park City Group Inc.	152	1
		25,203
Utilities (7.3%)
IDACORP Inc.	14,524	1,105
Portland General Electric Co.	25,592	1,078
ONE Gas Inc.	14,965	916
Black Hills Corp.	14,927	873
WGL Holdings Inc.	13,684	860
Southwest Gas Corp.	12,139	847
ALLETE Inc.	14,173	840
Spire Inc.	12,782	827
NorthWestern Corp.	13,899	804
New Jersey Resources Corp.	22,775	766
Avista Corp.	18,120	736
PNM Resources Inc.	22,809	725
South Jersey Industries Inc.	23,076	685
El Paso Electric Co.	11,573	529
Northwest Natural Gas Co.	7,745	463
Empire District Electric Co.	12,645	428
* Dynegy Inc.	33,387	423
Otter Tail Corp.	11,085	380
* Talen Energy Corp.	24,134	333
^ Atlantica Yield plc	16,880	319
MGE Energy Inc.	5,422	298
Ormat Technologies Inc.	6,102	295

54

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2016

					Market
					Value
				Shares	($000)
	NRG Yield Inc.			17,319	292
*	Vonage Holdings Corp.			48,214	280
*	Cincinnati Bell Inc.			60,535	253
	West Corp.			10,451	245
	Chesapeake Utilities Corp.			3,653	232
^	Windstream Holdings Inc.			24,124	205
	SJW Corp.			4,662	199
	ATN International Inc.			2,978	195
*,^	Iridium Communications Inc.			23,328	194
	NRG Yield Inc. Class A			11,161	180
	California Water Service Group			5,677	173
	Unitil Corp.			3,981	157
	American States Water Co.			3,550	138
	Connecticut Water Service Inc.			2,449	114
	Consolidated Communications Holdings Inc.			4,293	103
	Pattern Energy Group Inc. Class A			4,207	100
	Spok Holdings Inc.			5,823	96
	Atlantic Power Corp.			34,060	88
*	Lumos Networks Corp.			4,841	67
	Artesian Resources Corp. Class A			2,278	63
*,^	Globalstar Inc.			39,660	62
	Consolidated Water Co. Ltd.			4,074	52
*	NII Holdings Inc.			15,189	51
	Delta Natural Gas Co. Inc.			1,937	48
*	Hawaiian Telcom Holdco Inc.			1,737	39
*	Boingo Wireless Inc.			4,414	37
	IDT Corp. Class B			1,951	29
	Middlesex Water Co.			722	24
	Genie Energy Ltd. Class B			3,758	24
*	Intelsat SA			7,814	21
*	FairPoint Communications Inc.			1,202	17
*	ORBCOMM Inc.			1,472	15
	York Water Co.			396	11

					18,334

Total Common Stocks (Cost $240,984)					248,338

		Coupon

Temporary Cash Investments (2.3%)[1]
Money Market Fund (2.1%)
3,4	Vanguard Market Liquidity Fund	0.612%		52,690	5,270

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.2%)
5	Federal Home Loan Bank Discount Notes	0.431%	1/25/17	300	299
6	United States Treasury Bill	0.318%	10/20/16	100	100

					399

Total Temporary Cash Investments (Cost $5,668)					5,669

Total Investments (101.9%) (Cost $246,652)					254,007
Other Assets and Liabilities—Net (-1.9%)[4]					(4,820)
Net Assets (100%)					249,187

*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,864,000.
1	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.9% and 2.0%, respectively, of net assets.

55

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2016

2	“Other” represents securities that are not classified by the fund’s benchmark index.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Includes $4,215,000 of collateral received for securities on loan.
5	The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6	Securities with a value of $100,000 have been segregated as initial margin for open futures contracts. CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

56

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)

Common Stocks (99.8%)[1]
Consumer Discretionary (16.9%)
*	Tenneco Inc.	23,447	1,309
*	Buffalo Wild Wings Inc.	7,904	1,282
*	Bright Horizons Family Solutions Inc.	18,434	1,257
	Texas Roadhouse Inc. Class A	27,616	1,223
	American Eagle Outfitters Inc.	62,267	1,154
^	Cracker Barrel Old Country Store Inc.	7,548	1,148
*	Helen of Troy Ltd.	11,656	1,053
	Jack in the Box Inc.	10,559	1,050
*	Cimpress NV	10,405	1,033
	Drew Industries Inc.	9,950	1,013
*	Five Below Inc.	22,155	987
	Cheesecake Factory Inc.	18,925	973
	Bloomin' Brands Inc.	47,125	921
	Big Lots Inc.	18,440	909
*	Steven Madden Ltd.	25,470	894
	Churchill Downs Inc.	5,685	849
	Papa John's International Inc.	11,293	845
	Lithia Motors Inc. Class A	9,832	814
	Matthews International Corp. Class A	13,187	811
	Sinclair Broadcast Group Inc. Class A	27,414	781
*	Grand Canyon Education Inc.	18,630	774
*	IMAX Corp.	24,480	746
*	Dave & Buster's Entertainment Inc.	15,757	732
	Monro Muffler Brake Inc.	12,946	730
*	Shutterfly Inc.	14,362	721
*	Dorman Products Inc.	11,001	694
	PriceSmart Inc.	8,276	691
*	Boyd Gaming Corp.	34,146	666
*,^	Stamps.com Inc.	6,835	661
^	Nexstar Broadcasting Group Inc. Class A	12,285	648
	Children's Place Inc.	7,921	645
*	Smith & Wesson Holding Corp.	22,671	638
	Columbia Sportswear Co.	11,074	622
*	Liberty TripAdvisor Holdings Inc. Class A	29,862	621
	Chico's FAS Inc.	47,803	606
*	Etsy Inc.	43,428	585
*	LifeLock Inc.	34,862	580
*	Cooper-Standard Holding Inc.	5,793	574
	Sonic Corp.	19,308	554
*	Houghton Mifflin Harcourt Co.	34,172	545
*	American Axle & Manufacturing Holdings Inc.	31,580	541
	HSN Inc.	12,891	539
*	2U Inc.	15,038	531
*	American Woodmark Corp.	5,847	509
*,^	Wayfair Inc.	12,976	500
*	Select Comfort Corp.	18,952	498
*	Gentherm Inc.	14,951	493
	Travelport Worldwide Ltd.	35,387	486
*	Popeyes Louisiana Kitchen Inc.	8,852	483
*,^	Diamond Resorts International Inc.	15,837	478
	Sotheby's	11,842	470
	Sturm Ruger & Co. Inc.	7,645	469
*	Shutterstock Inc.	7,809	453
*	G-III Apparel Group Ltd.	14,046	443
*	Mattress Firm Holding Corp.	6,888	441
*	Asbury Automotive Group Inc.	8,129	437
*	Universal Electronics Inc.	5,763	427
*	TiVo Inc.	39,984	424
	Oxford Industries Inc.	6,197	387
^	Outerwall Inc.	7,283	378
	ClubCorp Holdings Inc.	26,190	376

57

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	BJ's Restaurants Inc.	9,438	375
*	Cavco Industries Inc.	3,566	373
	SeaWorld Entertainment Inc.	28,475	370
*	Penn National Gaming Inc.	25,908	367
	Nutrisystem Inc.	12,459	359
*,^	Quotient Technology Inc.	27,301	354
	Ethan Allen Interiors Inc.	10,497	351
	Bob Evans Farms Inc.	8,456	347
	DineEquity Inc.	4,260	332
^	World Wrestling Entertainment Inc. Class A	15,415	320
*	Nautilus Inc.	13,105	305
*	Hibbett Sports Inc.	7,728	297
	Red Rock Resorts Inc. Class A	12,754	288
	Winnebago Industries Inc.	11,485	276
*	HealthStream Inc.	10,231	272
*	Crocs Inc.	31,428	272
	Capella Education Co.	4,220	249
*	Denny's Corp.	23,596	247
	Standard Motor Products Inc.	5,491	246
*	LGI Homes Inc.	6,241	240
*	Fiesta Restaurant Group Inc.	9,430	238
*,^	Shake Shack Inc. Class A	6,710	237
*	Francesca's Holdings Corp.	17,352	237
	La-Z-Boy Inc.	8,806	235
	Avon Products Inc.	40,065	228
*	Taylor Morrison Home Corp. Class A	12,847	227
*	Zoe's Kitchen Inc.	8,142	222
*	Ollie's Bargain Outlet Holdings Inc.	8,623	219
*	Carmike Cinemas Inc.	6,802	218
*	Tile Shop Holdings Inc.	13,912	216
*	Chuy's Holdings Inc.	6,972	211
	Entravision Communications Corp. Class A	27,884	210
*	Motorcar Parts of America Inc.	7,333	209
	Ruth's Hospitality Group Inc.	13,614	204
	Wingstop Inc.	6,659	202
*	Ascena Retail Group Inc.	24,700	201
*	XO Group Inc.	10,740	200
*	Stoneridge Inc.	11,363	197
*	Fox Factory Holding Corp.	9,485	197
*	Gray Television Inc.	16,970	191
*	SiteOne Landscape Supply Inc.	4,923	188
*	Scientific Games Corp. Class A	22,321	184
*	Isle of Capri Casinos Inc.	10,567	183
	Viad Corp.	4,891	175
*	Angie's List Inc.	17,026	173
*	Carrols Restaurant Group Inc.	12,717	171
	Callaway Golf Co.	14,904	170
	MDC Holdings Inc.	6,399	167
	Blue Nile Inc.	4,712	162
	Wolverine World Wide Inc.	6,498	155
*	Eldorado Resorts Inc.	11,043	154
*	MSG Networks Inc.	8,553	150
*	Planet Fitness Inc. Class A	6,710	145
*	Horizon Global Corp.	7,837	140
	Carriage Services Inc. Class A	5,842	137
	Finish Line Inc. Class A	5,500	132
*	Potbelly Corp.	10,173	132
*	Elizabeth Arden Inc.	9,359	131
*,^	Duluth Holdings Inc.	4,066	123
	Group 1 Automotive Inc.	2,065	123
	KB Home	7,795	122
*,^	Weight Watchers International Inc.	11,035	116
*	MarineMax Inc.	5,825	116
*	tronc Inc.	6,771	115

58

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	Inter Parfums Inc.	3,328	114
*	Instructure Inc.	4,585	110
	Stein Mart Inc.	13,469	108
*	Sportsman's Warehouse Holdings Inc.	10,532	108
^	Buckle Inc.	4,163	107
*	Malibu Boats Inc. Class A	7,596	104
	Winmark Corp.	984	102
*	Chegg Inc.	14,739	99
*	Strayer Education Inc.	1,977	96
*	Eastman Kodak Co.	6,126	95
*	Vera Bradley Inc.	6,175	92
*	Party City Holdco Inc.	5,120	89
*	Habit Restaurants Inc. Class A	5,765	88
*	La Quinta Holdings Inc.	7,521	87
*	Overstock.com Inc.	5,561	86
*	TubeMogul Inc.	9,395	85
	Tailored Brands Inc.	6,421	85
	MDC Partners Inc. Class A	6,635	82
	Interval Leisure Group Inc.	4,690	82
*,^	Central European Media Enterprises Ltd. Class A	33,200	78
*	Genesco Inc.	1,002	73
*	Daily Journal Corp.	312	72
*	Liberty Media Group LLC	3,404	72
	Cato Corp. Class A	2,082	71
*	Bojangles' Inc.	4,253	69
*	Nathan's Famous Inc.	1,357	67
	Metaldyne Performance Group Inc.	4,064	65
*	Lindblad Expeditions Holdings Inc.	6,482	61
*	Deckers Outdoor Corp.	925	60
*	Jamba Inc.	5,524	60
	Collectors Universe Inc.	3,139	60
	Superior Uniform Group Inc.	3,468	59
*	Franklin Covey Co.	3,582	58
	Bassett Furniture Industries Inc.	2,317	57
*	Care.com Inc.	5,210	55
*	Rosetta Stone Inc.	6,159	54
*	Revlon Inc. Class A	1,500	54
*	Red Robin Gourmet Burgers Inc.	1,072	54
*	TRI Pointe Group Inc.	3,697	50
*	Destination XL Group Inc.	10,688	50
*	M/I Homes Inc.	1,993	46
	Marriott Vacations Worldwide Corp.	583	45
	Marine Products Corp.	4,842	43
*	Meritage Homes Corp.	1,192	43
	New Media Investment Group Inc.	2,633	42
*	Central Garden & Pet Co. Class A	1,727	42
	MCBC Holdings Inc.	3,184	38
*	Kirkland's Inc.	2,767	35
	Unique Fabricating Inc.	2,726	34
*	Liberty Media Group LLC Class A	1,589	34
	Liberty Tax Inc.	2,438	33
*	Radio One Inc.	9,303	32
	Arctic Cat Inc.	2,257	32
*	1-800-Flowers.com Inc. Class A	3,151	29
*	Century Casinos Inc.	4,099	26
	Pier 1 Imports Inc.	5,287	24
*	Kona Grill Inc.	1,819	24
*	Pinnacle Entertainment Inc.	1,994	24
*	Reading International Inc. Class A	1,646	22
*,^	Noodles & Co. Class A	3,317	22
	AMC Entertainment Holdings Inc.	713	22
*	Hemisphere Media Group Inc. Class A	1,557	21
	National Presto Industries Inc.	210	18
*	Vitamin Shoppe Inc.	651	18

59

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Biglari Holdings Inc.	39	17
*	Liberty Braves Group	883	15
*	Central Garden & Pet Co.	523	13
	Libbey Inc.	743	13
*	New Home Co. Inc.	1,181	13
*	Sears Holdings Corp.	917	13
	Golden Entertainment Inc.	884	11
*	Del Frisco's Restaurant Group Inc.	726	11
*	Container Store Group Inc.	1,965	10
*	Century Communities Inc.	524	10
*	ZAGG Inc.	1,333	10
	Fred's Inc. Class A	804	9
	Hooker Furniture Corp.	383	9
*	Vince Holding Corp.	908	6
*	Build-A-Bear Workshop Inc.	533	6
*	Liberty Braves Group Class A	258	4
*	Gaia Inc. Class A	512	4
*	Empire Resorts Inc.	112	2
*	Townsquare Media Inc. Class A	186	2
			61,250
Consumer Staples (3.1%)
	B&G Foods Inc.	27,429	1,302
	Lancaster Colony Corp.	7,837	1,054
	J&J Snack Foods Corp.	6,321	771
	Core-Mark Holding Co. Inc.	18,931	722
	WD-40 Co.	5,929	702
*	Boston Beer Co. Inc. Class A	3,615	660
	GNC Holdings Inc. Class A	28,194	593
*	Diplomat Pharmacy Inc.	18,948	593
^	Cal-Maine Foods Inc.	9,803	450
*	Performance Food Group Co.	15,163	390
	Calavo Growers Inc.	6,552	386
	Vector Group Ltd.	15,590	348
	Dean Foods Co.	19,580	337
*	USANA Health Sciences Inc.	2,187	299
	Coca-Cola Bottling Co. Consolidated	1,985	298
^	Tootsie Roll Industries Inc.	7,347	280
*	National Beverage Corp.	5,028	250
	MGP Ingredients Inc.	5,389	215
*	Amplify Snack Brands Inc.	12,365	209
	PetMed Express Inc.	8,411	170
	Medifast Inc.	4,446	163
*	Farmer Brothers Co.	3,423	110
	Orchids Paper Products Co.	3,848	108
*	Primo Water Corp.	9,027	105
^	Natural Health Trends Corp.	3,141	101
*,^	Freshpet Inc.	9,568	101
*	Smart & Final Stores Inc.	7,036	90
*	Chefs' Warehouse Inc.	7,524	83
*	Inventure Foods Inc.	8,235	80
^	Limoneira Co.	4,727	79
*	Lifevantage Corp.	5,780	71
	John B Sanfilippo & Son Inc.	1,027	53
	Fresh Del Monte Produce Inc.	776	45
*	Craft Brew Alliance Inc.	1,953	39
*	Lifeway Foods Inc.	2,137	26
*	Turning Point Brands Inc.	1,323	17
*	Omega Protein Corp.	489	12
*	Synutra International Inc.	2,422	9
	Alico Inc.	139	4
			11,325
Energy (0.9%)
*	Carrizo Oil & Gas Inc.	23,096	884
*	Matador Resources Co.	34,354	788

60

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Callon Petroleum Co.	50,312	732
*	Flotek Industries Inc.	22,966	356
*	TETRA Technologies Inc.	25,282	153
*	Trecora Resources	6,867	75
*,^	Sanchez Energy Corp.	7,975	69
*	Synergy Resources Corp.	9,094	60
	Panhandle Oil and Gas Inc. Class A	3,393	59
	Evolution Petroleum Corp.	10,299	58
*	EnerNOC Inc.	9,511	54
*	Abraxas Petroleum Corp.	22,708	32
*	Isramco Inc.	303	24
*	Renewable Energy Group Inc.	1,128	10
*	RigNet Inc.	433	6
	CVR Energy Inc.	366	5
*	Par Pacific Holdings Inc.	29	—
*	Par Pacific Holdings Inc. Rights Exp. 09/14/2016	4,529	—
			3,365
Financial Services (11.8%)
	Fair Isaac Corp.	12,899	1,650
	Bank of the Ozarks Inc.	36,872	1,445
	DuPont Fabros Technology Inc.	31,132	1,320
	National Health Investors Inc.	15,642	1,256
	Home BancShares Inc.	50,350	1,178
^	Primerica Inc.	19,591	1,115
	CoreSite Realty Corp.	13,968	1,090
	Urban Edge Properties	37,491	1,074
	QTS Realty Trust Inc. Class A	19,312	1,046
	Ryman Hospitality Properties Inc.	17,993	971
	EastGroup Properties Inc.	13,151	965
	PS Business Parks Inc.	8,414	932
	RLI Corp.	13,025	924
*	Cardtronics plc Class A	18,775	843
	Evercore Partners Inc. Class A	16,237	832
*	Essent Group Ltd.	30,945	822
*	HRG Group Inc.	49,271	797
	BGC Partners Inc. Class A	90,656	795
*	Blackhawk Network Holdings Inc.	22,722	778
	Retail Opportunity Investments Corp.	31,779	709
	Financial Engines Inc.	22,077	706
	STAG Industrial Inc.	28,242	701
	LTC Properties Inc.	13,406	696
	Potlatch Corp.	17,007	644
	Physicians Realty Trust	28,803	617
	First Financial Bankshares Inc.	16,565	607
	First Cash Financial Services Inc.	11,304	585
*	Eagle Bancorp Inc.	9,841	509
	Medical Properties Trust Inc.	33,054	505
*,^	BofI Holding Inc.	23,255	500
^	WisdomTree Investments Inc.	47,088	494
	ServisFirst Bancshares Inc.	9,423	494
	Talmer Bancorp Inc. Class A	18,439	429
	Alexander & Baldwin Inc.	10,024	402
	HFF Inc. Class A	14,607	392
	Kennedy-Wilson Holdings Inc.	17,495	386
	EVERTEC Inc.	22,180	378
	Cohen & Steers Inc.	8,880	374
	Alexander's Inc.	845	363
	FelCor Lodging Trust Inc.	50,909	362
	Four Corners Property Trust Inc.	17,246	357
	Ameris Bancorp	10,114	352
	Washington REIT	10,797	351
	AMERISAFE Inc.	5,759	346
	CareTrust REIT Inc.	23,234	345
*	LendingClub Corp.	62,493	338

61

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	Banc of California Inc.	14,923	333
	First Industrial Realty Trust Inc.	10,831	312
*	iStar Inc.	28,209	305
	Universal Health Realty Income Trust	4,831	298
	Urstadt Biddle Properties Inc. Class A	12,502	284
	National General Holdings Corp.	12,103	276
	Acadia Realty Trust	7,252	268
	Gramercy Property Trust	26,903	260
*,^	LendingTree Inc.	2,676	260
	American Assets Trust Inc.	5,845	259
	Universal Insurance Holdings Inc.	10,107	250
	Rexford Industrial Realty Inc.	10,915	244
	National Bank Holdings Corp. Class A	10,157	243
	Diamond Hill Investment Group Inc.	1,278	242
*	Washington Prime Group Inc.	17,181	236
	Saul Centers Inc.	3,305	219
*	WMIH Corp.	85,784	214
	Moelis & Co. Class A	7,861	212
	Pennsylvania REIT	8,352	210
	Greenhill & Co. Inc.	8,770	201
	Education Realty Trust Inc.	3,950	179
	Armada Hoffler Properties Inc.	12,645	174
	Chesapeake Lodging Trust	6,809	173
	Westwood Holdings Group Inc.	3,378	169
	Cass Information Systems Inc.	2,870	164
	Opus Bank	4,696	164
	Virtu Financial Inc. Class A	9,974	163
*	Marcus & Millichap Inc.	6,176	161
*	Altisource Portfolio Solutions SA	4,927	160
	OM Asset Management plc	11,520	155
	Capital Bank Financial Corp.	4,425	139
	GEO Group Inc.	6,886	138
	Terreno Realty Corp.	5,105	137
	Pinnacle Financial Partners Inc.	2,396	136
	Houlihan Lokey Inc.	5,196	129
	Live Oak Bancshares Inc.	8,382	119
	RMR Group Inc. Class A	2,962	114
	Sabra Health Care REIT Inc.	4,426	113
*	Customers Bancorp Inc.	4,206	112
*	Pacific Premier Bancorp Inc.	3,801	103
*,^	Nationstar Mortgage Holdings Inc.	6,059	96
	City Office REIT Inc.	7,223	94
*,^	Trupanion Inc.	6,058	91
*	eHealth Inc.	7,750	87
	United Insurance Holdings Corp.	5,435	86
	Consolidated-Tomoka Land Co.	1,608	85
*	Texas Capital Bancshares Inc.	1,527	80
*	Real Industry Inc.	11,331	78
*	Green Dot Corp. Class A	3,250	75
*	Planet Payment Inc.	18,295	66
	Waddell & Reed Financial Inc. Class A	3,382	63
	Monmouth Real Estate Investment Corp.	4,430	62
	Park Sterling Corp.	7,023	60
	Crawford & Co. Class B	4,947	56
	Meridian Bancorp Inc.	3,332	52
^	Union Bankshares Inc.	1,445	49
	Maiden Holdings Ltd.	3,236	45
*	First Foundation Inc.	1,773	44
	Hennessy Advisors Inc.	1,193	41
	BNC Bancorp	1,600	39
*	Atlas Financial Holdings Inc.	2,181	38
	Silvercrest Asset Management Group Inc. Class A	2,907	36
	National Storage Affiliates Trust	1,729	35
	Pzena Investment Management Inc. Class A	4,501	35

62

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Franklin Financial Network Inc.	1,000	35
	UMH Properties Inc.	2,863	34
	Hingham Institution for Savings	255	33
	Investment Technology Group Inc.	2,034	31
	Northfield Bancorp Inc.	1,775	28
	County Bancorp Inc.	1,320	28
	National Interstate Corp.	826	27
*	Third Point Reinsurance Ltd.	2,020	26
*	AV Homes Inc.	1,558	24
	Cardinal Financial Corp.	830	22
	CoBiz Financial Inc.	1,645	22
	First Connecticut Bancorp Inc.	1,231	22
*	CU Bancorp	879	21
*	Atlantic Capital Bancshares Inc.	1,310	20
	Hersha Hospitality Trust Class A	976	19
^	CPI Card Group Inc.	3,305	18
*	Veritex Holdings Inc.	1,048	18
	Orchid Island Capital Inc.	1,707	18
	GAIN Capital Holdings Inc.	2,620	17
*	Forestar Group Inc.	1,286	16
	Blue Hills Bancorp Inc.	892	13
	Fifth Street Asset Management Inc.	2,084	13
	Heritage Commerce Corp.	1,046	12
	State National Cos. Inc.	1,165	12
*	Xenith Bankshares Inc.	5,028	12
*	Allegiance Bancshares Inc.	423	11
*	Ladenburg Thalmann Financial Services Inc.	4,830	11
	GAMCO Investors Inc. Class A	353	11
*	Regional Management Corp.	458	10
*	Cowen Group Inc. Class A	2,621	10
*	PICO Holdings Inc.	850	9
	Home Bancorp Inc.	309	9
	Bankwell Financial Group Inc.	397	9
*	Trinity Place Holdings Inc.	929	8
	Value Line Inc.	439	8
	Medley Management Inc. Class A	1,059	8
	Westfield Financial Inc.	592	4
*	Provident Bancorp Inc.	164	3
*	American Independence Corp.	102	2
*	UCP Inc.	224	2
	Greene County Bancorp Inc.	114	2
			42,954
Health Care (22.3%)
	HealthSouth Corp.	36,947	1,504
*	PAREXEL International Corp.	21,888	1,489
*	NuVasive Inc.	20,561	1,346
*	Horizon Pharma plc	67,013	1,260
*	Medidata Solutions Inc.	22,735	1,230
	Cantel Medical Corp.	14,811	1,120
*	Integra LifeSciences Holdings Corp.	12,577	1,087
*	Prestige Brands Holdings Inc.	22,068	1,062
*	Catalent Inc.	41,235	1,040
*	Cepheid	30,040	1,031
*	Insulet Corp.	23,880	1,011
*	Masimo Corp.	17,000	1,005
*	Medicines Co.	25,445	997
*	Ultragenyx Pharmaceutical Inc.	14,864	980
*	Nektar Therapeutics	53,461	954
*	Nevro Corp.	9,954	940
*	TESARO Inc.	11,096	940
*	Team Health Holdings Inc.	28,146	937
*,^	Kite Pharma Inc.	16,191	933
	Chemed Corp.	6,737	909
*	Neogen Corp.	15,035	888

63

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Ligand Pharmaceuticals Inc.	7,926	819
*	Exact Sciences Corp.	43,554	804
*	WebMD Health Corp.	15,544	802
*	HMS Holdings Corp.	34,979	763
*,^	Novavax Inc.	111,053	760
*	INC Research Holdings Inc. Class A	17,131	747
*	Penumbra Inc.	10,560	745
*	Impax Laboratories Inc.	30,226	731
*	Radius Health Inc.	13,082	717
*	AMN Healthcare Services Inc.	19,625	711
*	Prothena Corp. plc	14,219	711
*	ARIAD Pharmaceuticals Inc.	68,330	707
*	Ironwood Pharmaceuticals Inc. Class A	52,895	706
*	Globus Medical Inc.	29,292	680
*	Ophthotech Corp.	12,537	662
*	Exelixis Inc.	58,070	647
*	Molina Healthcare Inc.	11,836	637
*	Alder Biopharmaceuticals Inc.	19,118	630
*	Puma Biotechnology Inc.	10,194	603
*	NxStage Medical Inc.	26,249	600
*	Pacira Pharmaceuticals Inc.	15,039	596
*	HealthEquity Inc.	17,762	578
*	Intra-Cellular Therapies Inc. Class A	14,145	571
*	Myriad Genetics Inc.	27,716	564
*	Cambrex Corp.	13,129	562
*	Zeltiq Aesthetics Inc.	14,624	557
*	Amedisys Inc.	11,493	553
*	Omnicell Inc.	14,581	548
*	ICU Medical Inc.	4,227	527
*	Natus Medical Inc.	13,290	517
*	Relypsa Inc.	16,086	515
*	Air Methods Corp.	14,577	513
*	Depomed Inc.	25,096	509
*	Cynosure Inc. Class A	9,704	505
*	PRA Health Sciences Inc.	9,907	501
*	Spark Therapeutics Inc.	8,113	459
*,^	Sarepta Therapeutics Inc.	17,587	458
*	Surgical Care Affiliates Inc.	10,917	450
	Abaxis Inc.	8,925	447
*	Halozyme Therapeutics Inc.	43,995	431
*	Spectranetics Corp.	17,433	429
*	Repligen Corp.	13,810	428
*	Supernus Pharmaceuticals Inc.	19,944	426
*	Endologix Inc.	34,520	420
*	Theravance Biopharma Inc.	14,789	419
*	Sage Therapeutics Inc.	11,248	418
*	TherapeuticsMD Inc.	59,726	411
*	Magellan Health Inc.	7,118	407
*,^	Cempra Inc.	18,519	406
*	Amicus Therapeutics Inc.	58,901	394
*	Achillion Pharmaceuticals Inc.	47,418	392
*	Inogen Inc.	6,688	388
*	MacroGenics Inc.	12,897	384
	Ensign Group Inc.	20,296	381
*	Press Ganey Holdings Inc.	9,426	380
*	Coherus Biosciences Inc.	12,542	373
*	Portola Pharmaceuticals Inc.	18,290	372
*	Emergent BioSolutions Inc.	13,828	369
*	Synergy Pharmaceuticals Inc.	77,263	365
*	FibroGen Inc.	21,100	365
*	Acceleron Pharma Inc.	11,635	349
*	Vascular Solutions Inc.	7,195	347
*,^	Innoviva Inc.	30,748	341
*	Orthofix International NV	7,470	337

64

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*,^	Clovis Oncology Inc.	13,457	333
*	Dermira Inc.	10,513	326
*	Insmed Inc.	24,563	318
*	MiMedx Group Inc.	43,630	316
*	Cardiovascular Systems Inc.	12,897	316
	US Physical Therapy Inc.	4,896	309
*	Bluebird Bio Inc.	5,948	293
*	Xencor Inc.	13,736	290
*	Amphastar Pharmaceuticals Inc.	15,181	288
*	Pacific Biosciences of California Inc.	33,774	281
	Meridian Bioscience Inc.	14,312	278
*	Raptor Pharmaceutical Corp.	36,322	271
*,^	ZIOPHARM Oncology Inc.	51,989	264
*	Providence Service Corp.	5,551	262
*,^	Inovio Pharmaceuticals Inc.	28,431	261
	Atrion Corp.	574	259
*	Dynavax Technologies Corp.	16,490	258
	Quality Systems Inc.	21,808	257
*,^	Heron Therapeutics Inc.	13,575	252
*	Adeptus Health Inc. Class A	5,910	252
*	Lexicon Pharmaceuticals Inc.	17,990	250
*,^	Cerus Corp.	37,646	238
*	Quidel Corp.	10,886	237
*	Blueprint Medicines Corp.	8,489	237
*	Anika Therapeutics Inc.	4,912	232
*	Vanda Pharmaceuticals Inc.	14,524	223
*,^	Eagle Pharmaceuticals Inc.	3,727	223
*	SciClone Pharmaceuticals Inc.	21,392	215
*	BioTelemetry Inc.	11,606	214
*	Glaukos Corp.	7,151	213
*	Genomic Health Inc.	8,057	213
*,^	Aduro Biotech Inc.	15,032	212
*	Capital Senior Living Corp.	12,065	207
*,^	Accelerate Diagnostics Inc.	9,192	201
*	ANI Pharmaceuticals Inc.	3,345	200
*	Aerie Pharmaceuticals Inc.	10,180	197
*	OraSure Technologies Inc.	22,995	197
	Landauer Inc.	4,049	192
*	Progenics Pharmaceuticals Inc.	29,707	187
*	Lion Biotechnologies Inc.	22,781	181
	Phibro Animal Health Corp. Class A	7,460	181
*	NeoGenomics Inc.	22,416	180
*	Accuray Inc.	33,734	180
*	Geron Corp.	65,301	176
*	Cytokinetics Inc.	14,425	174
*	Merit Medical Systems Inc.	7,077	172
*	Intersect ENT Inc.	10,860	171
*,^	Axovant Sciences Ltd.	10,421	171
*	Corcept Therapeutics Inc.	31,619	169
*	Novocure Ltd.	21,817	168
*	Arrowhead Pharmaceuticals Inc.	24,088	167
*	Aimmune Therapeutics Inc.	11,229	166
*	Advaxis Inc.	14,359	166
*	Flexion Therapeutics Inc.	9,886	165
*	Cross Country Healthcare Inc.	13,544	165
*	AtriCure Inc.	10,476	161
*	CorVel Corp.	4,182	161
*	Arena Pharmaceuticals Inc.	103,659	161
*	Agenus Inc.	25,935	161
*,^	Teladoc Inc.	8,850	158
*	Surmodics Inc.	5,527	157
*	Loxo Oncology Inc.	5,685	157
*	STAAR Surgical Co.	17,170	151
*	Luminex Corp.	7,068	149

65

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Merrimack Pharmaceuticals Inc.	31,940	148
*	GenMark Diagnostics Inc.	17,071	145
*	Heska Corp.	2,648	145
*,^	Insys Therapeutics Inc.	10,033	143
*,^	Organovo Holdings Inc.	36,765	142
	CryoLife Inc.	8,896	142
*	Cotiviti Holdings Inc.	4,117	137
*,^	Keryx Biopharmaceuticals Inc.	33,266	136
*,^	Rockwell Medical Inc.	18,572	135
*	Imprivata Inc.	6,914	133
*	Teligent Inc.	17,852	132
*	Trevena Inc.	19,086	129
*	Sangamo BioSciences Inc.	29,410	126
*	ConforMIS Inc.	15,276	123
	Computer Programs & Systems Inc.	4,737	122
*	Revance Therapeutics Inc.	8,606	121
*	Global Blood Therapeutics Inc.	7,097	121
*	Five Prime Therapeutics Inc.	2,697	119
*	Civitas Solutions Inc.	6,443	117
*,^	Omeros Corp.	10,870	117
*,^	Foundation Medicine Inc.	5,666	116
*	Aratana Therapeutics Inc.	12,916	115
*	Fluidigm Corp.	12,414	113
*	Natera Inc.	11,116	111
*	AMAG Pharmaceuticals Inc.	4,622	110
*,^	MannKind Corp.	137,389	110
*	Sucampo Pharmaceuticals Inc. Class A	9,980	109
*	RadNet Inc.	16,009	108
	Owens & Minor Inc.	3,146	108
*	Paratek Pharmaceuticals Inc.	7,933	107
*	BioCryst Pharmaceuticals Inc.	25,943	107
*	Rigel Pharmaceuticals Inc.	31,594	106
	LeMaitre Vascular Inc.	5,782	106
*	MyoKardia Inc.	4,851	106
*,^	Bellicum Pharmaceuticals Inc.	5,976	103
*	NanoString Technologies Inc.	6,363	103
*,^	CytomX Therapeutics Inc.	8,742	103
*	ImmunoGen Inc.	36,109	101
*	TG Therapeutics Inc.	15,919	101
*	Minerva Neurosciences Inc.	8,090	99
*	La Jolla Pharmaceutical Co.	5,963	97
*,^	Immunomedics Inc.	35,008	97
*	Oxford Immunotec Global plc	9,342	97
*,^	XBiotech Inc.	7,437	97
*,^	InVivo Therapeutics Holdings Corp.	13,671	96
*	AxoGen Inc.	10,419	94
	Utah Medical Products Inc.	1,460	92
*	Durect Corp.	54,356	91
*	Surgery Partners Inc.	4,686	90
*	Epizyme Inc.	12,253	90
*	Enzo Biochem Inc.	16,016	89
*,^	BioTime Inc.	30,170	89
*	Curis Inc.	48,445	85
*	BioSpecifics Technologies Corp.	2,321	85
*,^	AAC Holdings Inc.	4,298	84
*	Aclaris Therapeutics Inc.	4,121	83
*	OncoMed Pharmaceuticals Inc.	8,291	83
*	Momenta Pharmaceuticals Inc.	6,843	82
*,^	Albany Molecular Research Inc.	5,347	79
*,^	Seres Therapeutics Inc.	7,504	79
*	Invitae Corp.	9,903	78
*	Quorum Health Corp.	12,633	78
*	Vitae Pharmaceuticals Inc.	11,228	78
*	MediciNova Inc.	12,771	75

66

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	NewLink Genetics Corp.	7,222	74
*	Avexis Inc.	2,036	72
*	American Renal Associates Holdings Inc.	3,368	72
*	Castlight Health Inc. Class B	16,981	71
*	Applied Genetic Technologies Corp.	5,545	71
*,^	Idera Pharmaceuticals Inc.	35,982	69
*	PharmAthene Inc.	25,728	67
*	Medgenics Inc.	11,856	66
*	Entellus Medical Inc.	3,298	62
*	WaVe Life Sciences Ltd.	2,479	62
*	Acorda Therapeutics Inc.	2,505	60
*,^	Sorrento Therapeutics Inc.	8,960	60
*	Athersys Inc.	31,175	60
*	Intellia Therapeutics Inc.	2,986	58
*	Bio-Path Holdings Inc.	37,782	58
*,^	Vital Therapies Inc.	9,969	57
*	Tandem Diabetes Care Inc.	7,694	55
*	Codexis Inc.	13,017	54
*	K2M Group Holdings Inc.	3,327	53
*	Cutera Inc.	4,848	53
*,^	Trovagene Inc.	10,686	52
*	Spectrum Pharmaceuticals Inc.	9,829	52
*,^	Synthetic Biologics Inc.	31,274	51
*	Pfenex Inc.	7,089	51
*	Regulus Therapeutics Inc.	16,030	51
*	IRIDEX Corp.	3,317	50
*	Anthera Pharmaceuticals Inc.	17,116	49
	National Research Corp. Class A	3,113	49
*	Collegium Pharmaceutical Inc.	5,897	49
*,^	Cellular Biomedicine Group Inc.	3,492	49
*,^	Editas Medicine Inc.	2,893	49
*,^	Reata Pharmaceuticals Inc. Class A	2,551	49
*,^	Ocular Therapeutix Inc.	7,534	48
*	Adamas Pharmaceuticals Inc.	3,444	47
*	Inotek Pharmaceuticals Corp.	6,500	46
*,^	AcelRx Pharmaceuticals Inc.	14,625	46
*	Senseonics Holdings Inc.	11,491	46
	Analogic Corp.	505	45
*	ChemoCentryx Inc.	8,815	44
*	Ignyta Inc.	7,892	43
*	Anavex Life Sciences Corp.	13,992	43
*	Flex Pharma Inc.	3,748	41
*,^	Titan Pharmaceuticals Inc.	7,324	41
*	Agile Therapeutics Inc.	5,684	41
*,^	T2 Biosystems Inc.	6,037	40
^	Osiris Therapeutics Inc.	7,897	40
*	Select Medical Holdings Corp.	3,308	39
*	GlycoMimetics Inc.	5,223	39
*	Fortress Biotech Inc.	14,085	38
*,^	Proteostasis Therapeutics Inc.	2,618	37
*	Galena Biopharma Inc.	90,575	37
*	Akebia Therapeutics Inc.	4,438	36
*	Veracyte Inc.	6,223	35
*	Neos Therapeutics Inc.	5,311	35
*	Axsome Therapeutics Inc.	4,595	33
*,^	Argos Therapeutics Inc.	6,506	32
*	iRadimed Corp.	1,673	31
*	Almost Family Inc.	834	31
*	Immune Design Corp.	4,354	31
*	Eiger BioPharmaceuticals Inc.	2,030	30
*	Avinger Inc.	7,116	29
*	Voyager Therapeutics Inc.	2,385	29
*	Infinity Pharmaceuticals Inc.	18,172	28
*	Concert Pharmaceuticals Inc.	2,772	27

67

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*,^	Corindus Vascular Robotics Inc.	22,712	27
*	Mirati Therapeutics Inc.	5,256	27
*	Asterias Biotherapeutics Inc.	9,375	26
*	Ardelyx Inc.	2,541	25
*,^	CytRx Corp.	43,064	24
*	Lipocine Inc.	6,842	23
*	Edge Therapeutics Inc.	2,584	23
*	Genesis Healthcare Inc.	9,339	23
*	Karyopharm Therapeutics Inc.	2,089	21
*,^	Second Sight Medical Products Inc.	6,106	20
*	Array BioPharma Inc.	5,730	20
*	Aptevo Therapeutics Inc.	6,835	19
*	vTv Therapeutics Inc. Class A	3,232	18
*	Tobira Therapeutics Inc.	3,662	18
*,^	BioScrip Inc.	6,126	16
*	LHC Group Inc.	438	16
*	Egalet Corp.	2,270	16
*,^	Ampio Pharmaceuticals Inc.	18,154	15
*	Syndax Pharmaceuticals Inc.	926	13
*,^	Dimension Therapeutics Inc.	2,058	12
*,^	ViewRay Inc.	2,744	12
*	Versartis Inc.	896	11
*	Atara Biotherapeutics Inc.	556	11
*	OvaScience Inc.	1,751	11
*	Stemline Therapeutics Inc.	1,165	10
*	Cara Therapeutics Inc.	1,189	6
*,^	TransEnterix Inc.	4,572	6
*	NantKwest Inc.	736	6
*,^	Nobilis Health Corp.	1,694	6
*	Tokai Pharmaceuticals Inc.	4,097	5
*	Endocyte Inc.	1,131	3
*	Cidara Therapeutics Inc.	283	3
*	Corvus Pharmaceuticals Inc.	213	3
*	USMD Holdings Inc.	69	2
*	Asterias Biotherapeutics Inc. Warrants Exp. 09/30/2016	1,039	—
			80,870
Materials & Processing (9.3%)
	Sensient Technologies Corp.	18,642	1,365
	Belden Inc.	17,381	1,296
	PolyOne Corp.	35,035	1,208
*	Beacon Roofing Supply Inc.	24,881	1,144
*	Louisiana-Pacific Corp.	55,981	1,091
	US Silica Holdings Inc.	26,452	1,038
	HB Fuller Co.	21,001	997
	Balchem Corp.	13,086	916
	Chemours Co.	63,528	838
*	Masonite International Corp.	12,532	836
	Worthington Industries Inc.	18,665	801
	Mueller Water Products Inc. Class A	64,322	778
	Universal Forest Products Inc.	7,109	776
*	Trex Co. Inc.	12,255	759
	Simpson Manufacturing Co. Inc.	17,172	754
*	RBC Bearings Inc.	9,493	751
*	GCP Applied Technologies Inc.	24,861	727
	Trinseo SA	11,927	690
*	Coeur Mining Inc.	49,460	630
*	Ingevity Corp.	14,100	626
*	Summit Materials Inc. Class A	31,558	623
	Mueller Industries Inc.	17,008	588
*	Rexnord Corp.	26,141	578
	Apogee Enterprises Inc.	11,653	564
	Neenah Paper Inc.	6,786	546
*	Headwaters Inc.	30,025	544
	Minerals Technologies Inc.	7,671	541

68

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Builders FirstSource Inc.	34,295	471
	AAON Inc.	16,504	467
*	Ferro Corp.	34,134	455
*	Clearwater Paper Corp.	6,968	433
	Comfort Systems USA Inc.	15,125	429
	Interface Inc. Class A	23,432	414
*	Caesarstone Ltd.	10,125	398
	Quaker Chemical Corp.	3,975	398
*	Chemtura Corp.	13,206	396
*	Patrick Industries Inc.	6,137	393
*	Univar Inc.	18,300	379
*	BMC Stock Holdings Inc.	18,898	377
*	Boise Cascade Co.	13,633	358
*	Nortek Inc.	4,141	356
*	Continental Building Products Inc.	15,060	335
*	Gibraltar Industries Inc.	8,679	331
	Advanced Drainage Systems Inc.	14,019	324
	Deltic Timber Corp.	4,471	317
	Innophos Holdings Inc.	7,330	310
*	US Concrete Inc.	5,744	305
*	Installed Building Products Inc.	8,569	286
	Insteel Industries Inc.	7,420	247
*	PGT Inc.	20,457	244
	Kaiser Aluminum Corp.	2,729	233
	Global Brass & Copper Holdings Inc.	8,208	230
*	Koppers Holdings Inc.	6,961	227
	Aceto Corp.	11,099	224
	Chase Corp.	2,987	192
	AEP Industries Inc.	1,719	190
	Griffon Corp.	10,712	183
*	NCI Building Systems Inc.	11,505	174
	Culp Inc.	4,567	145
	Rayonier Advanced Materials Inc.	11,104	137
	Myers Industries Inc.	9,267	133
*	Ply Gem Holdings Inc.	9,381	131
*	Multi Packaging Solutions International Ltd.	9,060	127
*	OMNOVA Solutions Inc.	11,629	116
	Schweitzer-Mauduit International Inc.	2,523	99
	Gold Resource Corp.	17,108	89
*	GMS Inc.	3,138	77
	Cabot Microelectronics Corp.	1,392	69
	Stepan Co.	795	56
	Omega Flex Inc.	1,293	50
	KMG Chemicals Inc.	1,687	47
	KapStone Paper and Packaging Corp.	2,355	41
*,^	ChromaDex Corp.	11,827	39
*	Landec Corp.	2,736	35
*	Lawson Products Inc.	2,083	35
	Hawkins Inc.	776	34
	Quanex Building Products Corp.	1,347	26
	LSI Industries Inc.	1,356	14
*	Armstrong Flooring Inc.	581	12
*	Century Aluminum Co.	1,624	10
*	Veritiv Corp.	184	9
	United States Lime & Minerals Inc.	57	4
	Valhi Inc.	684	2
			33,618
Other (0.0%)[2]
*	Dyax Corp CVR Exp. 12/31/2019	73,258	81
*	First Hawaiian Inc.	594	16
*	Leap Wireless International Inc. CVR	4,106	10
*	Impinj Inc.	260	6
*	Kinsale Capital Group Inc.	181	4
*	At Home Group Inc.	234	4

69

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
* Chelsea Therapeutics International Ltd. CVR Exp. 12/31/2016	27,975	3
* Omthera Pharmaceuticals Inc. CVR	2,001	1
* Durata Therapeutics Inc CVR Exp. 12/31/2018	534	—
* Clinical Data Contingent Value Rights	367	—
* Cubist Pharmaceuticals, Inc. CVR	13,027	—
		125
Producer Durables (14.1%)
MAXIMUS Inc.	26,738	1,573
Deluxe Corp.	20,387	1,390
Woodward Inc.	22,081	1,385
CLARCOR Inc.	19,849	1,300
Curtiss-Wright Corp.	13,479	1,212
Healthcare Services Group Inc.	29,444	1,189
Littelfuse Inc.	9,158	1,161
HNI Corp.	18,684	1,043
* Hawaiian Holdings Inc.	22,017	1,034
* Dycom Industries Inc.	12,721	1,032
* Generac Holdings Inc.	27,194	1,014
* WageWorks Inc.	15,167	937
* Electronics For Imaging Inc.	19,695	927
Herman Miller Inc.	24,826	895
John Bean Technologies Corp.	12,108	832
* MasTec Inc.	27,523	811
CEB Inc.	13,452	810
* On Assignment Inc.	21,015	792
Hillenbrand Inc.	24,537	789
Allegiant Travel Co. Class A	5,562	769
Knight Transportation Inc.	25,814	725
* Advisory Board Co.	16,944	714
AZZ Inc.	10,734	713
* ExlService Holdings Inc.	13,723	702
Watts Water Technologies Inc. Class A	10,693	689
* Advanced Energy Industries Inc.	15,483	680
Franklin Electric Co. Inc.	17,788	680
Brink's Co.	18,567	678
* Itron Inc.	13,893	662
G&K Services Inc. Class A	6,161	600
Granite Construction Inc.	12,394	595
* TASER International Inc.	21,579	584
* Swift Transportation Co.	30,748	572
Forward Air Corp.	12,335	568
* Proto Labs Inc.	10,121	554
Convergys Corp.	18,451	550
Exponent Inc.	10,495	529
Steelcase Inc. Class A	35,338	528
Knoll Inc.	19,631	519
* Hub Group Inc. Class A	12,670	516
MSA Safety Inc.	8,605	501
Brady Corp. Class A	14,258	478
EnPro Industries Inc.	8,806	475
Tennant Co.	6,775	439
* Teledyne Technologies Inc.	4,063	435
* Virgin America Inc.	7,730	430
Insperity Inc.	6,406	420
* Paylocity Holding Corp.	9,189	414
US Ecology Inc.	8,897	399
Mobile Mini Inc.	13,282	397
Badger Meter Inc.	5,930	391
Multi-Color Corp.	5,744	384
EnerSys	5,427	382
* TriNet Group Inc.	17,897	376
Heartland Express Inc.	19,593	373
* Astronics Corp.	8,176	366
* Team Inc.	11,449	364

70

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	Standex International Corp.	4,107	346
	Primoris Services Corp.	17,146	330
	Korn/Ferry International	13,642	325
	MTS Systems Corp.	6,462	321
*	Lydall Inc.	6,692	321
	Matson Inc.	8,218	317
	General Cable Corp.	19,126	309
	Applied Industrial Technologies Inc.	6,343	301
	Actuant Corp. Class A	12,074	288
	Lindsay Corp.	3,893	280
*	Echo Global Logistics Inc.	10,696	276
	Argan Inc.	5,729	274
	Sun Hydraulics Corp.	8,874	273
*	Darling Ingredients Inc.	19,110	269
	Douglas Dynamics Inc.	8,070	259
	Altra Industrial Motion Corp.	8,881	250
	EMCOR Group Inc.	4,268	244
*	Aerojet Rocketdyne Holdings Inc.	13,041	234
	Raven Industries Inc.	9,547	234
	Astec Industries Inc.	3,834	225
	H&E Equipment Services Inc.	13,488	215
	Kforce Inc.	10,530	204
	TeleTech Holdings Inc.	6,942	197
*	Energy Recovery Inc.	14,709	178
	Quad/Graphics Inc.	6,538	177
	Gorman-Rupp Co.	6,475	176
*	SP Plus Corp.	6,936	173
	Forrester Research Inc.	4,218	173
*	Mistras Group Inc.	7,263	170
*	DHI Group Inc.	21,384	166
	Kimball International Inc. Class B	13,291	165
	Hackett Group Inc.	9,580	157
	Mesa Laboratories Inc.	1,287	145
	Tetra Tech Inc.	3,993	141
	Barrett Business Services Inc.	3,019	141
*	InnerWorkings Inc.	15,314	136
*	GP Strategies Corp.	5,461	131
*,^	Energous Corp.	6,426	116
*	Wabash National Corp.	7,472	104
*	Milacron Holdings Corp.	5,421	94
*	ServiceSource International Inc.	16,134	82
*	TopBuild Corp.	2,251	77
	Albany International Corp.	1,805	76
	UniFirst Corp.	594	76
*,^	Plug Power Inc.	48,503	75
*	Moog Inc. Class A	1,268	75
*	Huron Consulting Group Inc.	1,188	75
*	Wesco Aircraft Holdings Inc.	5,404	74
*	NV5 Global Inc.	2,316	71
*	Vicor Corp.	6,303	69
*	FTI Consulting Inc.	1,514	67
	Hyster-Yale Materials Handling Inc.	1,249	65
	Allied Motion Technologies Inc.	2,568	58
	Alamo Group Inc.	879	57
*	FARO Technologies Inc.	1,740	57
*	PFSweb Inc.	5,818	56
*	Tutor Perini Corp.	2,420	56
	Supreme Industries Inc. Class A	3,076	53
*	Information Services Group Inc.	12,838	49
*	IES Holdings Inc.	2,912	48
*	Triton International Ltd.	3,156	48
	Kaman Corp.	1,001	45
*	Air Transport Services Group Inc.	3,064	44
	Kadant Inc.	815	44

71

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*,^	Aqua Metals Inc.	4,441	41
*,^	Patriot National Inc.	4,495	40
*	Heritage-Crystal Clean Inc.	2,828	39
*	Workhorse Group Inc.	4,380	36
*	YRC Worldwide Inc.	3,095	36
*	ALJ Regional Holdings Inc.	7,650	35
*	Aerovironment Inc.	1,371	34
	Universal Logistics Holdings Inc.	2,363	32
*	Vectrus Inc.	843	28
*	Radiant Logistics Inc.	9,253	27
*	Hill International Inc.	5,660	25
*	TrueBlue Inc.	1,096	24
*	Navistar International Corp.	1,427	20
*	Power Solutions International Inc.	1,538	18
*	Neff Corp. Class A	1,782	17
	Miller Industries Inc.	386	9
*	Great Lakes Dredge & Dock Corp.	2,120	8
*	ExOne Co.	574	8
*	PHI Inc.	415	8
*	Orion Group Holdings Inc.	1,035	6
*	Blue Bird Corp.	259	4
			51,104
Technology (19.2%)
*	Microsemi Corp.	47,450	1,896
*	Aspen Technology Inc.	34,530	1,570
*	Take-Two Interactive Software Inc.	34,515	1,500
*	EPAM Systems Inc.	20,081	1,370
*	GrubHub Inc.	33,555	1,361
*	Ellie Mae Inc.	13,652	1,336
*	Cirrus Logic Inc.	26,112	1,325
	Blackbaud Inc.	19,574	1,319
*	Cavium Inc.	23,380	1,302
*	Proofpoint Inc.	16,917	1,302
	Monolithic Power Systems Inc.	16,227	1,245
*	Ciena Corp.	56,834	1,219
*	ViaSat Inc.	16,167	1,213
*	Integrated Device Technology Inc.	56,048	1,126
	Science Applications International Corp.	17,612	1,124
*	Coherent Inc.	10,131	1,066
*	Zendesk Inc.	34,077	1,041
	InterDigital Inc.	14,432	1,031
*	Universal Display Corp.	17,261	994
*	Silicon Laboratories Inc.	17,081	979
*	Fleetmatics Group plc	16,341	978
*	Advanced Micro Devices Inc.	130,635	967
*	Paycom Software Inc.	18,326	941
*	Cornerstone OnDemand Inc.	20,796	913
*	ACI Worldwide Inc.	47,494	907
*	Synaptics Inc.	15,359	875
	LogMeIn Inc.	10,439	872
*	CommVault Systems Inc.	16,096	830
*	Lumentum Holdings Inc.	20,970	736
*	Inphi Corp.	16,610	715
*	Synchronoss Technologies Inc.	17,083	713
*	Semtech Corp.	26,713	711
	Plantronics Inc.	13,672	692
*	Envestnet Inc.	17,039	673
	Power Integrations Inc.	11,379	665
*	HubSpot Inc.	11,886	662
*	3D Systems Corp.	44,368	643
*	Entegris Inc.	36,703	625
*	Syntel Inc.	13,393	618
*	comScore Inc.	19,694	608
	NIC Inc.	26,028	598

72

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Gigamon Inc.	13,497	597
^	Ebix Inc.	10,445	595
	CSG Systems International Inc.	13,199	577
*	RealPage Inc.	22,279	573
*	Fabrinet	14,376	558
*	BroadSoft Inc.	12,177	557
*,^	Ubiquiti Networks Inc.	10,649	547
*	Imperva Inc.	11,776	530
*	RingCentral Inc. Class A	24,097	529
*	NETGEAR Inc.	8,849	504
	Methode Electronics Inc.	13,751	504
*	Infoblox Inc.	23,019	494
*	AVG Technologies NV	17,955	446
	Tessera Technologies Inc.	13,181	442
*	Callidus Software Inc.	22,811	441
*	iRobot Corp.	11,001	438
*	MaxLinear Inc.	22,811	437
*	SPS Commerce Inc.	6,687	437
*	Interactive Intelligence Group Inc.	7,286	436
*,^	Globant SA	10,929	427
*	MACOM Technology Solutions Holdings Inc.	9,890	407
*	Cvent Inc.	12,290	402
*	Acxiom Corp.	15,419	401
*	Qualys Inc.	11,549	397
	Pegasystems Inc.	15,384	396
*,^	Ambarella Inc.	5,233	377
*	Cray Inc.	16,347	374
*	Fairchild Semiconductor International Inc. Class A	17,945	357
*	MicroStrategy Inc. Class A	2,124	354
	Monotype Imaging Holdings Inc.	16,306	344
*	Bottomline Technologies de Inc.	14,882	344
*	New Relic Inc.	9,343	343
*	Infinera Corp.	39,777	341
*,^	Pure Storage Inc. Class A	28,951	339
*	Web.com Group Inc.	18,093	316
*	Lattice Semiconductor Corp.	51,048	314
*	Virtusa Corp.	11,745	308
*	Q2 Holdings Inc.	10,861	308
*	Box Inc.	20,865	287
*	Oclaro Inc.	36,296	286
	EarthLink Holdings Corp.	44,833	286
	Diebold Inc.	9,767	274
*	CEVA Inc.	8,397	264
	DTS Inc.	7,470	250
	ADTRAN Inc.	13,587	250
*,^	Acacia Communications Inc.	2,200	246
*	GTT Communications Inc.	11,304	240
*	Applied Micro Circuits Corp.	32,526	227
*	TrueCar Inc.	23,394	226
*	CalAmp Corp.	15,378	224
*	Benefitfocus Inc.	5,534	223
*	Nimble Storage Inc.	26,960	222
*	Barracuda Networks Inc.	9,370	217
*	Perficient Inc.	10,783	215
*	VASCO Data Security International Inc.	11,717	214
*	Stratasys Ltd.	9,961	213
*	PROS Holdings Inc.	10,759	212
*	Silver Spring Networks Inc.	15,423	210
*	Five9 Inc.	13,998	210
*	Endurance International Group Holdings Inc.	25,766	205
*	Loral Space & Communications Inc.	5,436	198
*	NeuStar Inc. Class A	7,393	188
*	A10 Networks Inc.	18,815	185
*	PDF Solutions Inc.	10,755	180

73

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	LivePerson Inc.	22,680	177
*	FormFactor Inc.	16,881	175
*	ePlus Inc.	1,921	174
*	Extreme Networks Inc.	43,969	173
*	Workiva Inc.	9,378	167
*	Brightcove Inc.	12,781	165
*	Nanometrics Inc.	8,072	164
*	Rambus Inc.	11,765	163
*	Rapid7 Inc.	8,522	153
*	II-VI Inc.	7,134	151
*	Rogers Corp.	2,611	146
*	Unisys Corp.	14,361	145
	Sapiens International Corp. NV	10,386	140
*	Hortonworks Inc.	17,059	136
*	Xactly Corp.	9,735	136
*,^	Digimarc Corp.	3,738	135
*	Varonis Systems Inc.	4,520	134
*	Lionbridge Technologies Inc.	24,690	120
*	Vocera Communications Inc.	7,357	120
*,^	Alarm.com Holdings Inc.	4,364	120
*	ChannelAdvisor Corp.	9,239	115
	American Software Inc. Class A	10,958	114
*	MINDBODY Inc. Class A	6,154	107
*	Carbonite Inc.	7,636	107
*	Jive Software Inc.	24,753	104
*	Model N Inc.	9,546	102
*	Apigee Corp.	6,665	102
*	Silicon Graphics International Corp.	12,927	100
*	Mitek Systems Inc.	12,666	98
*	Exa Corp.	5,932	94
*	Clearfield Inc.	4,881	88
*	MeetMe Inc.	15,337	88
*	Zix Corp.	22,999	88
*	Progress Software Corp.	2,999	87
*	Avid Technology Inc.	9,314	84
*	Amber Road Inc.	7,456	78
*	Super Micro Computer Inc.	3,502	76
*	Radisys Corp.	14,332	70
	Epiq Systems Inc.	4,177	69
*	USA Technologies Inc.	13,721	68
*	Aerohive Networks Inc.	9,958	66
	NVE Corp.	1,065	62
*,^	Appfolio Inc.	3,342	62
*	MobileIron Inc.	19,567	59
*	Novanta Inc.	3,425	58
	MKS Instruments Inc.	1,167	57
*	Guidance Software Inc.	9,516	57
*	ShoreTel Inc.	6,808	55
*,^	VirnetX Holding Corp.	20,453	54
*	Rubicon Project Inc.	6,059	51
	Reis Inc.	2,568	50
*,^	Park City Group Inc.	5,131	50
*	Blucora Inc.	3,355	35
*	NeoPhotonics Corp.	2,090	31
*	Everyday Health Inc.	3,895	30
*	Immersion Corp.	3,958	29
*	Exar Corp.	3,141	29
*	Mercury Systems Inc.	1,257	28
*	Silicom Ltd.	611	25
*	Sonus Networks Inc.	2,603	22
*	Amkor Technology Inc.	2,318	21
*	TechTarget Inc.	2,534	20
*	Ultratech Inc.	715	18
*	Majesco	2,425	13

74

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2016

					Market
					Value
				Shares	($000)
*	Global Eagle Entertainment Inc.			1,392	12
*	Autobytel Inc.			706	12
*	SecureWorks Corp. Class A			800	11
*	Intralinks Holdings Inc.			974	9
*	Numerex Corp. Class A			983	7
*	Sparton Corp.			263	6
*	Agilysys Inc.			532	6
*	Datalink Corp.			477	5
*	GigPeak Inc.			1,856	3
					69,590
Utilities (2.2%)
	j2 Global Inc.			19,723	1,345
	Cogent Communications Holdings Inc.			17,099	608
	Pattern Energy Group Inc. Class A			22,348	532
	Shenandoah Telecommunications Co.			18,876	485
*	8x8 Inc.			36,143	480
	American States Water Co.			9,782	381
	Ormat Technologies Inc.			7,516	364
	MGE Energy Inc.			6,509	358
	California Water Service Group			11,477	350
*	inContact Inc.			24,913	346
	Consolidated Communications Holdings Inc.			13,973	336
*,^	Gogo Inc.			24,054	294
*	ORBCOMM Inc.			25,299	252
	Inteliquent Inc.			13,927	232
	Middlesex Water Co.			5,737	191
*	General Communication Inc. Class A			12,229	170
*,^	Globalstar Inc.			99,406	155
	Southwest Gas Corp.			2,090	146
	York Water Co.			4,832	137
	New Jersey Resources Corp.			3,010	101
*	FairPoint Communications Inc.			7,122	99
*,^	Straight Path Communications Inc. Class B			4,057	96
*	Boingo Wireless Inc.			8,837	75
	IDT Corp. Class B			4,519	67
	WGL Holdings Inc.			1,052	66
	West Corp.			2,604	61
	Spark Energy Inc. Class A			2,021	59
*	Vonage Holdings Corp.			9,309	54
	Connecticut Water Service Inc.			1,003	46
	Chesapeake Utilities Corp.			715	45
	Windstream Holdings Inc.			4,681	40
^	Global Water Resources Inc.			3,402	27
*	Lumos Networks Corp.			695	10

					8,008

Total Common Stocks (Cost $350,485)					362,209

		Coupon

Temporary Cash Investments (2.4%)[1]
Money Market Fund (2.3%)
3,4	Vanguard Market Liquidity Fund	0.612%		85,663	8,567

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.1%)
5,6	Federal Home Loan Bank Discount Notes	0.365%	10/5/16	200	200

Total Temporary Cash Investments (Cost $8,766)					8,767

75

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2016

Total Investments (102.2%) (Cost $359,251)	370,976
Other Assets and Liabilities—Net (-2.2%)[4]	(7,967)
Net Assets (100%)	363,009

*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $8,007,000.
1	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 2.2%, respectively, of net assets.
2	“Other” represents securities that are not classified by the fund’s benchmark index.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Includes $8,550,000 of collateral received for securities on loan.
5	The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6	Securities with a value of $100,000 have been segregated as initial margin for open futures contracts. CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

76

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© 2016 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

SNA18510 102016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund:

In our opinion, the accompanying statements of net assets – investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund (constituting separate portfolios of Vanguard Scottsdale Funds, hereafter referred to as the “Funds”) at August 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights and schedules of investments (hereafter referred to as "financial statements") are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

October 18, 2016

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, PA 19103-7042
T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)

Common Stocks (99.7%)[1]
Consumer Discretionary (14.0%)
* Amazon.com Inc.	19,244	14,802
Home Depot Inc.	61,465	8,244
Comcast Corp. Class A	119,018	7,767
Walt Disney Co.	80,476	7,602
Wal-Mart Stores Inc.	75,037	5,361
McDonald's Corp.	43,382	5,018
Starbucks Corp.	70,678	3,974
NIKE Inc. Class B	65,385	3,769
Costco Wholesale Corp.	21,568	3,496
* Priceline Group Inc.	2,435	3,450
Lowe's Cos. Inc.	44,275	3,390
Time Warner Inc.	38,903	3,050
* Charter Communications Inc. Class A	9,948	2,559
TJX Cos. Inc.	32,762	2,537
Ford Motor Co.	192,883	2,430
General Motors Co.	69,634	2,223
Target Corp.	29,455	2,067
* Netflix Inc.	20,319	1,980
Yum! Brands Inc.	19,233	1,745
* eBay Inc.	53,621	1,724
Johnson Controls Inc.	32,242	1,415
Twenty-First Century Fox Inc. Class A	55,244	1,356
* O'Reilly Automotive Inc.	4,609	1,290
Newell Brands Inc.	23,431	1,244
* Tesla Motors Inc.	5,705	1,210
Ross Stores Inc.	19,187	1,194
* AutoZone Inc.	1,529	1,134
VF Corp.	16,862	1,046
Dollar General Corp.	14,190	1,042
Omnicom Group Inc.	11,825	1,018
CBS Corp. Class B	19,781	1,009
Nielsen Holdings plc	18,087	964
Carnival Corp.	20,080	960
Estee Lauder Cos. Inc. Class A	10,639	949
Delphi Automotive plc	13,358	944
* Dollar Tree Inc.	11,337	938
L Brands Inc.	11,852	903
Las Vegas Sands Corp.	17,843	896
Genuine Parts Co.	7,100	730
* Ulta Salon Cosmetics & Fragrance Inc.	2,815	696
* Mohawk Industries Inc.	3,114	663
Viacom Inc. Class B	16,188	653
Marriott International Inc. Class A	9,153	653
Starwood Hotels & Resorts Worldwide Inc.	8,368	648
Expedia Inc.	5,924	646
Whirlpool Corp.	3,608	645
* MGM Resorts International	25,960	620
Hilton Worldwide Holdings Inc.	25,912	619
* CarMax Inc.	10,382	612
Macy's Inc.	16,331	591
Twenty-First Century Fox Inc.	23,355	580
Royal Caribbean Cruises Ltd.	8,117	577
* Chipotle Mexican Grill Inc. Class A	1,362	564
Mattel Inc.	16,782	556
Advance Auto Parts Inc.	3,475	547
* DISH Network Corp. Class A	10,823	544
Tractor Supply Co.	6,457	542
* LKQ Corp.	14,906	538
Best Buy Co. Inc.	13,642	525
DR Horton Inc.	16,369	525
Coach Inc.	13,639	521

1

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	Hanesbrands Inc.	18,484	491
	Harley-Davidson Inc.	8,986	474
	Fortune Brands Home & Security Inc.	7,441	473
*	Liberty Interactive Corp. QVC Group Class A	21,663	458
	Interpublic Group of Cos. Inc.	19,439	450
	Hasbro Inc.	5,401	441
	Aramark	11,549	438
	Foot Locker Inc.	6,541	429
	Lear Corp.	3,676	427
	Lennar Corp. Class A	8,914	422
	PVH Corp.	3,900	420
*	Michael Kors Holdings Ltd.	8,191	401
	Kohl's Corp.	8,933	396
	Tiffany & Co.	5,359	382
	Wyndham Worldwide Corp.	5,344	378
	Domino's Pizza Inc.	2,474	370
	Goodyear Tire & Rubber Co.	12,600	370
	BorgWarner Inc.	10,708	368
	PulteGroup Inc.	17,000	363
*	Under Armour Inc.	10,105	360
*	lululemon athletica Inc.	4,636	355
*	Sirius XM Holdings Inc.	84,930	352
	Leggett & Platt Inc.	6,555	344
*	TripAdvisor Inc.	5,636	344
	Darden Restaurants Inc.	5,560	343
	Wynn Resorts Ltd.	3,835	343
*	Liberty Broadband Corp.	4,922	337
*,^	Under Armour Inc. Class A	8,348	331
	Bed Bath & Beyond Inc.	7,087	329
	Signet Jewelers Ltd.	3,761	308
*	NVR Inc.	182	307
^	Nordstrom Inc.	5,976	302
*	Discovery Communications Inc.	11,806	293
*	Liberty SiriusXM Group Class C	8,741	290
	Ralph Lauren Corp. Class A	2,787	289
	Harman International Industries Inc.	3,384	287
	News Corp. Class A	19,712	277
	KAR Auction Services Inc.	6,554	277
	Lamar Advertising Co. Class A	4,421	276
	Garmin Ltd.	5,577	274
*	Norwegian Cruise Line Holdings Ltd.	7,582	272
	Vail Resorts Inc.	1,714	272
	Staples Inc.	31,548	270
*	Burlington Stores Inc.	3,311	269
	Scripps Networks Interactive Inc. Class A	4,179	265
	Gap Inc.	10,612	264
*	WABCO Holdings Inc.	2,460	263
	Dick's Sporting Goods Inc.	4,464	262
	Gentex Corp.	14,023	249
	Polaris Industries Inc.	2,875	249
*	Liberty Ventures Class A	6,462	249
*	Toll Brothers Inc.	7,945	247
	Service Corp. International	9,291	246
*	ServiceMaster Global Holdings Inc.	6,466	241
*	Panera Bread Co. Class A	1,098	238
	Carter's Inc.	2,452	234
	H&R Block Inc.	10,640	230
	Dunkin' Brands Group Inc.	4,594	225
	Williams-Sonoma Inc.	4,157	219
	TEGNA Inc.	10,418	211
	Thor Industries Inc.	2,581	209
	Brunswick Corp.	4,418	203
	Cinemark Holdings Inc.	5,138	199
	Pool Corp.	1,923	194

2

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
* Discovery Communications Inc. Class A	7,501	191
Outfront Media Inc.	8,504	190
* Sally Beauty Holdings Inc.	6,919	188
* Tempur Sealy International Inc.	2,401	188
Six Flags Entertainment Corp.	3,655	178
* Hertz Global Holdings Inc.	3,508	173
Jack in the Box Inc.	1,733	172
* Live Nation Entertainment Inc.	6,290	168
* AMC Networks Inc. Class A	2,982	162
American Eagle Outfitters Inc.	8,702	161
* Madison Square Garden Co. Class A	893	161
* Skechers U.S.A. Inc. Class A	6,568	160
CST Brands Inc.	3,330	159
Cracker Barrel Old Country Store Inc.	1,046	159
* Tenneco Inc.	2,837	158
* Avis Budget Group Inc.	4,328	156
* Pandora Media Inc.	10,988	154
* AutoNation Inc.	3,225	153
Wendy's Co.	14,950	152
* Urban Outfitters Inc.	4,215	151
* Liberty SiriusXM Group Class A	4,502	151
Tupperware Brands Corp.	2,279	149
Brinker International Inc.	2,759	148
* Murphy USA Inc.	2,009	147
* JC Penney Co. Inc.	15,511	146
* Bright Horizons Family Solutions Inc.	2,082	142
Texas Roadhouse Inc. Class A	3,065	136
Tribune Media Co. Class A	3,540	135
* Buffalo Wild Wings Inc.	831	135
GameStop Corp. Class A	4,665	132
John Wiley & Sons Inc. Class A	2,238	130
Avon Products Inc.	22,206	127
CalAtlantic Group Inc.	3,463	126
Visteon Corp.	1,778	126
Cable One Inc.	229	124
* Kate Spade & Co.	6,590	123
Drew Industries Inc.	1,203	123
* Five Below Inc.	2,679	119
* Cimpress NV	1,190	118
* Starz	3,785	118
Big Lots Inc.	2,383	118
* Cabela's Inc.	2,397	117
* Vista Outdoor Inc.	2,895	115
* Deckers Outdoor Corp.	1,725	113
* Helen of Troy Ltd.	1,242	112
Papa John's International Inc.	1,492	112
International Game Technology plc	4,882	111
Cheesecake Factory Inc.	2,126	109
Wolverine World Wide Inc.	4,534	108
Bloomin' Brands Inc.	5,478	107
* TRI Pointe Group Inc.	7,833	106
* Michaels Cos. Inc.	4,429	106
Matthews International Corp. Class A	1,703	105
Dana Inc.	7,115	103
AMERCO	295	101
Meredith Corp.	1,886	100
Marriott Vacations Worldwide Corp.	1,287	99
Graham Holdings Co. Class B	202	99
* Houghton Mifflin Harcourt Co.	6,191	99
* Steven Madden Ltd.	2,813	99
Penske Automotive Group Inc.	2,164	98
* Grand Canyon Education Inc.	2,322	96
Cooper Tire & Rubber Co.	2,823	96
Sotheby's	2,407	95

3

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Fitbit Inc. Class A	6,012	93
	Sinclair Broadcast Group Inc. Class A	3,263	93
	Chico's FAS Inc.	7,191	91
	New York Times Co. Class A	7,000	91
^	Regal Entertainment Group Class A	4,224	90
*	Media General Inc.	5,100	90
	Nexstar Broadcasting Group Inc. Class A	1,704	90
	Lithia Motors Inc. Class A	1,082	90
*	IMAX Corp.	2,935	89
	Office Depot Inc.	24,002	88
	Monro Muffler Brake Inc.	1,562	88
	Interval Leisure Group Inc.	5,050	88
	Lions Gate Entertainment Corp.	4,116	86
	DSW Inc. Class A	3,598	86
	Choice Hotels International Inc.	1,772	86
*	Dave & Buster's Entertainment Inc.	1,835	85
	PriceSmart Inc.	1,011	84
	Children's Place Inc.	1,030	84
	Churchill Downs Inc.	556	83
	Columbia Sportswear Co.	1,478	83
	Aaron's Inc.	3,336	81
*	Cooper-Standard Holding Inc.	818	81
*	Smith & Wesson Holding Corp.	2,836	80
*	Liberty Broadband Corp. Class A	1,181	80
	Travelport Worldwide Ltd.	5,787	79
	Time Inc.	5,511	78
*	Meritage Homes Corp.	2,149	77
*	Dorman Products Inc.	1,215	77
*	Boyd Gaming Corp.	3,918	76
	Group 1 Automotive Inc.	1,285	76
	News Corp. Class B	5,213	75
*	Shutterfly Inc.	1,491	75
*	American Axle & Manufacturing Holdings Inc.	4,323	74
*	Liberty TripAdvisor Holdings Inc. Class A	3,556	74
	La-Z-Boy Inc.	2,767	74
	KB Home	4,601	72
*	Genesco Inc.	966	70
	Gannett Co. Inc.	5,868	70
*	Popeyes Louisiana Kitchen Inc.	1,277	70
	HSN Inc.	1,662	69
*	Stamps.com Inc.	716	69
	DineEquity Inc.	883	69
*	American Woodmark Corp.	790	69
	Finish Line Inc. Class A	2,786	67
*	Etsy Inc.	4,966	67
*	LifeLock Inc.	3,999	67
*	2U Inc.	1,823	64
	DeVry Education Group Inc.	2,767	64
*	Gentherm Inc.	1,908	63
*	Penn National Gaming Inc.	4,384	62
*	Hyatt Hotels Corp. Class A	1,142	61
	Sonic Corp.	2,119	61
*	Ascena Retail Group Inc.	7,454	61
	Caleres Inc.	2,332	60
	Abercrombie & Fitch Co.	3,385	60
	MDC Holdings Inc.	2,266	59
	Sturm Ruger & Co. Inc.	965	59
	Scholastic Corp.	1,461	59
^	Coty Inc. Class A	2,155	58
	Dillard's Inc. Class A	947	57
*,^	GoPro Inc. Class A	3,887	57
*	EW Scripps Co. Class A	3,285	56
*	Asbury Automotive Group Inc.	1,036	56
*	Cavco Industries Inc.	531	56

4

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
* G-III Apparel Group Ltd.	1,758	56
National CineMedia Inc.	3,591	54
* Select Comfort Corp.	2,000	53
* Apollo Education Group Inc.	5,902	52
* Fossil Group Inc.	1,831	52
International Speedway Corp. Class A	1,568	52
Guess? Inc.	3,138	52
Cato Corp. Class A	1,496	51
* Nautilus Inc.	2,201	51
* Carmike Cinemas Inc.	1,579	51
Oxford Industries Inc.	806	50
Viad Corp.	1,399	50
Capella Education Co.	840	49
Extended Stay America Inc.	3,477	49
* Restoration Hardware Holdings Inc.	1,453	49
* Wayfair Inc.	1,250	48
* Liberty Media Group LLC	2,211	47
* LGI Homes Inc.	1,222	47
* La Quinta Holdings Inc.	4,051	47
* MSG Networks Inc.	2,647	46
Viacom Inc. Class A	1,017	46
Winnebago Industries Inc.	1,896	46
* TiVo Inc.	4,294	46
SeaWorld Entertainment Inc.	3,493	45
New Media Investment Group Inc.	2,841	45
World Wrestling Entertainment Inc. Class A	2,176	45
* Express Inc.	3,772	45
* Central Garden & Pet Co. Class A	1,832	44
* Universal Electronics Inc.	597	44
* M/I Homes Inc.	1,898	44
ClubCorp Holdings Inc.	3,035	44
* Crocs Inc.	4,976	43
Inter Parfums Inc.	1,257	43
Buckle Inc.	1,643	42
* Mattress Firm Holding Corp.	657	42
* Fiesta Restaurant Group Inc.	1,660	42
* Red Robin Gourmet Burgers Inc.	830	42
* Meritor Inc.	3,681	41
Tailored Brands Inc.	3,058	40
Barnes & Noble Inc.	3,497	40
Sonic Automotive Inc. Class A	2,288	39
Outerwall Inc.	739	38
* Hibbett Sports Inc.	984	38
* Diamond Resorts International Inc.	1,247	38
* Shutterstock Inc.	648	38
* Chuy's Holdings Inc.	1,240	38
Callaway Golf Co.	3,256	37
Entravision Communications Corp. Class A	4,900	37
Bob Evans Farms Inc.	885	36
* Pinnacle Entertainment Inc.	2,986	36
* Francesca's Holdings Corp.	2,630	36
* Denny's Corp.	3,431	36
Standard Motor Products Inc.	797	36
Nutrisystem Inc.	1,224	35
Ruth's Hospitality Group Inc.	2,342	35
* BJ's Restaurants Inc.	868	34
* Zoe's Kitchen Inc.	1,244	34
Ethan Allen Interiors Inc.	1,008	34
Haverty Furniture Cos. Inc.	1,672	33
* Biglari Holdings Inc.	75	33
* Quotient Technology Inc.	2,452	32
* Vitamin Shoppe Inc.	1,121	31
* Belmond Ltd. Class A	2,761	31
MDC Partners Inc. Class A	2,452	30

5

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Ollie's Bargain Outlet Holdings Inc.	1,164	30
*	HealthStream Inc.	1,094	29
	Superior Industries International Inc.	986	29
	Movado Group Inc.	1,219	28
	AMC Entertainment Holdings Inc.	902	27
	Rent-A-Center Inc.	2,116	26
*	Planet Fitness Inc. Class A	1,193	26
*	Liberty Braves Group	1,513	25
*	Caesars Acquisition Co. Class A	2,036	25
*	Shake Shack Inc. Class A	693	24
*	Taylor Morrison Home Corp. Class A	1,369	24
*	Liberty Media Group LLC Class A	1,110	24
*	Strayer Education Inc.	472	23
*	Angie's List Inc.	2,131	22
	Tower International Inc.	877	21
*	Chegg Inc.	3,144	21
	Hooker Furniture Corp.	908	21
*	SiteOne Landscape Supply Inc.	548	21
*	MarineMax Inc.	1,052	21
*	Stoneridge Inc.	1,183	21
*	Motorcar Parts of America Inc.	717	20
*	tronc Inc.	1,194	20
*	Regis Corp.	1,530	19
*	FTD Cos. Inc.	794	19
*	Eldorado Resorts Inc.	1,320	18
*	Party City Holdco Inc.	1,045	18
*	Tile Shop Holdings Inc.	1,158	18
*	XO Group Inc.	958	18
*	Carrols Restaurant Group Inc.	1,319	18
	Marcus Corp.	741	17
	Blue Nile Inc.	501	17
	Fred's Inc. Class A	1,520	17
*,^	Eros International plc	1,023	17
*	Weight Watchers International Inc.	1,603	17
*	Scientific Games Corp. Class A	2,038	17
	Pier 1 Imports Inc.	3,612	17
	Shoe Carnival Inc.	560	17
	Lennar Corp. Class B	434	16
*	Lumber Liquidators Holdings Inc.	1,043	16
*	Elizabeth Arden Inc.	1,145	16
*	Vera Bradley Inc.	1,033	15
*	Gray Television Inc.	1,372	15
*	Career Education Corp.	2,353	15
	Libbey Inc.	865	15
*	Revlon Inc. Class A	419	15
*	K12 Inc.	1,254	15
*,^	Caesars Entertainment Corp.	2,368	15
*	Zumiez Inc.	877	15
*	Isle of Capri Casinos Inc.	844	15
*	Iconix Brand Group Inc.	1,735	15
	Entercom Communications Corp. Class A	1,059	15
	National Presto Industries Inc.	165	14
	Carriage Services Inc. Class A	605	14
*	Daily Journal Corp.	59	14
*	Beazer Homes USA Inc.	1,201	14
*	Barnes & Noble Education Inc.	1,197	13
*	William Lyon Homes Class A	745	13
*	Del Frisco's Restaurant Group Inc.	846	13
	Winmark Corp.	122	13
*	Fox Factory Holding Corp.	608	13
*	Tuesday Morning Corp.	1,868	12
*	WCI Communities Inc.	657	12
*	Del Taco Restaurants Inc.	1,101	12
	Bassett Furniture Industries Inc.	497	12

6

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Intrawest Resorts Holdings Inc.	820	12
*	Potbelly Corp.	926	12
*	American Public Education Inc.	580	12
*	America's Car-Mart Inc.	306	12
*	Eastman Kodak Co.	773	12
*	Sears Holdings Corp.	855	12
	Citi Trends Inc.	600	12
*,^	Lands' End Inc.	666	12
*	Monarch Casino & Resort Inc.	486	12
*	Reading International Inc. Class A	835	11
*	Care.com Inc.	1,070	11
	Flexsteel Industries Inc.	236	11
*,^	Sequential Brands Group Inc.	1,510	11
*	Federal-Mogul Holdings Corp.	1,193	11
*	1-800-Flowers.com Inc. Class A	1,174	11
*	Century Communities Inc.	536	11
	Clear Channel Outdoor Holdings Inc. Class A	1,548	10
*	Perry Ellis International Inc.	548	10
*	Horizon Global Corp.	564	10
	Big 5 Sporting Goods Corp.	801	10
	CSS Industries Inc.	391	10
	Speedway Motorsports Inc.	556	10
	Stein Mart Inc.	1,221	10
*	Duluth Holdings Inc.	319	10
*	West Marine Inc.	995	9
*	Malibu Boats Inc. Class A	645	9
*	Franklin Covey Co.	540	9
	Weyco Group Inc.	338	9
*	Overstock.com Inc.	546	8
	Wingstop Inc.	275	8
*	Hovnanian Enterprises Inc. Class A	4,576	8
*	Rosetta Stone Inc.	913	8
	Strattec Security Corp.	188	8
*	Liberty Braves Group Class A	453	8
	Stage Stores Inc.	1,407	8
*	Build-A-Bear Workshop Inc.	646	7
*	El Pollo Loco Holdings Inc.	530	7
*	JAKKS Pacific Inc.	781	7
	Arctic Cat Inc.	502	7
*	Bridgepoint Education Inc.	968	7
*	Nathan's Famous Inc.	141	7
*	Sportsman's Warehouse Holdings Inc.	678	7
*	Kirkland's Inc.	552	7
*	Ruby Tuesday Inc.	2,256	7
*	ZAGG Inc.	914	7
*	Conn's Inc.	977	7
*	Lindblad Expeditions Holdings Inc.	702	7
*	Habit Restaurants Inc. Class A	429	7
*	Century Casinos Inc.	1,006	6
	Golden Entertainment Inc.	487	6
*	Delta Apparel Inc.	340	6
*	J Alexander's Holdings Inc.	584	6
	Metaldyne Performance Group Inc.	354	6
	Saga Communications Inc. Class A	138	6
*	Boot Barn Holdings Inc.	448	6
	Red Rock Resorts Inc. Class A	233	5
*	Vince Holding Corp.	740	5
*	Gaia Inc. Class A	633	5
*	Instructure Inc.	205	5
*	Bojangles' Inc.	296	5
*	Destination XL Group Inc.	1,020	5
	Lifetime Brands Inc.	350	5
*	Jamba Inc.	426	5
*	Performance Sports Group Ltd.	1,704	5

7

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
* Red Lion Hotels Corp.	677	4
* TubeMogul Inc.	484	4
Liberty Tax Inc.	321	4
* Luby's Inc.	920	4
* Radio One Inc.	1,172	4
Unique Fabricating Inc.	316	4
Superior Uniform Group Inc.	219	4
* IDI Inc.	723	4
* Sears Hometown and Outlet Stores Inc.	531	4
* Kona Grill Inc.	256	3
Salem Media Group Inc. Class A	522	3
Johnson Outdoors Inc. Class A	94	3
* Marchex Inc. Class B	1,071	3
* QuinStreet Inc.	940	3
Escalade Inc.	232	3
Collectors Universe Inc.	147	3
* Hemisphere Media Group Inc. Class A	201	3
* Container Store Group Inc.	489	3
* Fogo De Chao Inc.	189	2
Marine Products Corp.	254	2
* Townsquare Media Inc. Class A	232	2
* Noodles & Co. Class A	334	2
Systemax Inc.	261	2
* Tilly's Inc. Class A	237	2
* Cambium Learning Group Inc.	417	2
* Empire Resorts Inc.	73	1
* Central Garden & Pet Co.	9	—
* Central European Media Enterprises Ltd. Class A	72	—
MCBC Holdings Inc.	9	—
* New Home Co. Inc.	9	—
		158,611
Consumer Staples (7.9%)
Procter & Gamble Co.	131,989	11,524
Coca-Cola Co.	193,114	8,387
Philip Morris International Inc.	76,303	7,625
PepsiCo Inc.	71,425	7,625
Altria Group Inc.	92,750	6,130
CVS Health Corp.	52,993	4,950
Walgreens Boots Alliance Inc.	42,431	3,425
Mondelez International Inc. Class A	73,907	3,327
Colgate-Palmolive Co.	42,940	3,192
Kraft Heinz Co.	29,797	2,667
Kimberly-Clark Corp.	17,865	2,288
General Mills Inc.	29,211	2,069
Reynolds American Inc.	40,898	2,027
Kroger Co.	47,431	1,517
Sysco Corp.	25,981	1,347
Constellation Brands Inc. Class A	8,110	1,330
Archer-Daniels-Midland Co.	28,209	1,234
* Monster Beverage Corp.	6,984	1,075
Tyson Foods Inc. Class A	14,165	1,070
ConAgra Foods Inc.	21,418	998
Kellogg Co.	12,083	993
Dr Pepper Snapple Group Inc.	9,374	878
Molson Coors Brewing Co. Class B	8,480	868
JM Smucker Co.	5,819	825
Clorox Co.	6,269	822
Mead Johnson Nutrition Co.	9,160	779
Hershey Co.	6,796	679
Church & Dwight Co. Inc.	6,181	615
Campbell Soup Co.	9,591	582
McCormick & Co. Inc.	5,521	563
Hormel Foods Corp.	13,133	502
* WhiteWave Foods Co. Class A	8,837	490

8

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
Ingredion Inc.	3,542	485
Whole Foods Market Inc.	15,685	477
Brown-Forman Corp. Class B	9,494	461
Bunge Ltd.	6,698	428
* Rite Aid Corp.	52,704	397
Pinnacle Foods Inc.	5,428	275
* Post Holdings Inc.	3,025	256
* TreeHouse Foods Inc.	2,637	250
Casey's General Stores Inc.	1,825	240
* Edgewell Personal Care Co.	2,908	233
* Herbalife Ltd.	3,446	209
Energizer Holdings Inc.	4,109	203
* Hain Celestial Group Inc.	4,776	176
Nu Skin Enterprises Inc. Class A	2,823	163
Spectrum Brands Holdings Inc.	1,212	163
Brown-Forman Corp. Class A	2,944	152
* Sprouts Farmers Market Inc.	6,702	151
B&G Foods Inc.	2,887	137
Snyder's-Lance Inc.	3,815	135
Lancaster Colony Corp.	930	125
Flowers Foods Inc.	8,339	124
Sanderson Farms Inc.	1,094	105
Fresh Del Monte Produce Inc.	1,704	99
* United Natural Foods Inc.	2,169	99
Vector Group Ltd.	4,281	96
J&J Snack Foods Corp.	766	93
Core-Mark Holding Co. Inc.	2,285	87
Dean Foods Co.	4,964	85
* Boston Beer Co. Inc. Class A	465	85
WD-40 Co.	713	84
Universal Corp.	1,267	76
^ Cal-Maine Foods Inc.	1,648	76
* SUPERVALU Inc.	13,787	76
* Blue Buffalo Pet Products Inc.	2,847	73
^ Pilgrim's Pride Corp.	3,162	73
* Diplomat Pharmacy Inc.	2,126	67
SpartanNash Co.	2,051	66
GNC Holdings Inc. Class A	3,109	65
Andersons Inc.	1,721	64
Calavo Growers Inc.	885	52
Tootsie Roll Industries Inc.	1,306	50
Coca-Cola Bottling Co. Consolidated	329	49
* Performance Food Group Co.	1,772	46
Weis Markets Inc.	843	43
* Seaboard Corp.	11	36
John B Sanfilippo & Son Inc.	596	31
* USANA Health Sciences Inc.	220	30
* Amplify Snack Brands Inc.	1,605	27
* National Beverage Corp.	531	26
* Omega Protein Corp.	914	23
Ingles Markets Inc. Class A	566	21
Medifast Inc.	521	19
* Chefs' Warehouse Inc.	1,648	18
PetMed Express Inc.	826	17
MGP Ingredients Inc.	335	13
* Farmer Brothers Co.	383	12
* Primo Water Corp.	997	12
* Seneca Foods Corp. Class A	391	12
* Nutraceutical International Corp.	440	11
* Smart & Final Stores Inc.	864	11
Village Super Market Inc. Class A	320	10
Orchids Paper Products Co.	332	9
* Inventure Foods Inc.	899	9
Limoneira Co.	518	9

9

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
* Alliance One International Inc.	396	8
* Freshpet Inc.	766	8
* Lifevantage Corp.	646	8
Alico Inc.	213	6
* Natural Grocers by Vitamin Cottage Inc.	465	6
* Craft Brew Alliance Inc.	249	5
* US Foods Holding Corp.	175	4
* Turning Point Brands Inc.	286	4
Nature's Sunshine Products Inc.	259	4
* Synutra International Inc.	400	2
* Lifeway Foods Inc.	92	1
Natural Health Trends Corp.	9	—
		89,764
Energy (6.5%)
Exxon Mobil Corp.	205,256	17,886
Chevron Corp.	92,951	9,349
Schlumberger Ltd.	68,891	5,442
Occidental Petroleum Corp.	38,333	2,946
ConocoPhillips	62,723	2,575
EOG Resources Inc.	27,776	2,458
Kinder Morgan Inc.	97,352	2,127
Halliburton Co.	43,771	1,883
Phillips 66	22,223	1,743
Pioneer Natural Resources Co.	7,972	1,427
Anadarko Petroleum Corp.	25,097	1,342
Valero Energy Corp.	22,871	1,266
Spectra Energy Corp.	33,418	1,190
Devon Energy Corp.	25,749	1,116
Marathon Petroleum Corp.	26,107	1,110
Baker Hughes Inc.	21,524	1,057
* Concho Resources Inc.	7,322	946
Williams Cos. Inc.	33,774	944
Apache Corp.	18,703	930
Hess Corp.	13,953	758
Noble Energy Inc.	21,033	725
National Oilwell Varco Inc.	20,101	674
Marathon Oil Corp.	41,757	627
Cimarex Energy Co.	4,613	610
EQT Corp.	8,377	599
Cabot Oil & Gas Corp.	22,634	557
ONEOK Inc.	10,309	483
Tesoro Corp.	5,871	443
* Newfield Exploration Co.	9,857	427
* Cheniere Energy Inc.	9,518	408
* Diamondback Energy Inc.	4,127	393
Helmerich & Payne Inc.	5,737	347
Targa Resources Corp.	7,490	326
* Southwestern Energy Co.	23,137	322
* FMC Technologies Inc.	11,072	312
Range Resources Corp.	8,011	309
* Parsley Energy Inc. Class A	8,498	288
QEP Resources Inc.	14,423	275
Energen Corp.	4,500	259
* WPX Energy Inc.	20,477	246
* Weatherford International plc	44,367	243
* Antero Resources Corp.	8,551	219
Murphy Oil Corp.	7,956	213
HollyFrontier Corp.	8,157	211
CONSOL Energy Inc.	10,689	195
* Continental Resources Inc.	3,999	192
* Chesapeake Energy Corp.	30,157	192
SM Energy Co.	4,825	183
* Gulfport Energy Corp.	5,854	167
* Transocean Ltd.	16,462	160

10

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	PDC Energy Inc.	2,387	159
*	Rice Energy Inc.	5,676	149
	World Fuel Services Corp.	3,288	147
*	RSP Permian Inc.	3,730	146
*	First Solar Inc.	3,737	141
	Patterson-UTI Energy Inc.	7,020	137
	Nabors Industries Ltd.	13,325	132
	Superior Energy Services Inc.	7,827	132
	Western Refining Inc.	5,135	129
	Oceaneering International Inc.	4,616	122
	Ensco plc Class A	15,511	118
*	NOW Inc.	5,336	110
*	Dril-Quip Inc.	1,847	103
*	Carrizo Oil & Gas Inc.	2,516	96
	PBF Energy Inc. Class A	4,321	95
*	Laredo Petroleum Inc.	7,272	89
*	Oasis Petroleum Inc.	9,166	87
*	Oil States International Inc.	2,701	84
	Golar LNG Ltd.	3,905	81
*	Matador Resources Co.	3,441	79
	SemGroup Corp. Class A	2,538	79
*	Memorial Resource Development Corp.	5,172	74
*	SolarCity Corp.	3,506	72
*	Callon Petroleum Co.	4,943	72
	Rowan Cos. plc Class A	5,421	68
*	Forum Energy Technologies Inc.	3,733	66
*	Whiting Petroleum Corp.	8,858	65
	Noble Corp. plc	10,974	63
*	Synergy Resources Corp.	9,435	62
*,^	RPC Inc.	3,664	56
*	McDermott International Inc.	10,357	54
	Diamond Offshore Drilling Inc.	2,787	51
	TerraForm Power Inc. Class A	3,798	49
*	Denbury Resources Inc.	15,485	48
*	SEACOR Holdings Inc.	746	44
	Delek US Holdings Inc.	2,498	44
*	Kosmos Energy Ltd.	6,842	42
*	Unit Corp.	2,355	40
*,^	Seadrill Ltd.	15,407	37
*,^	SunPower Corp. Class A	3,094	31
*	Flotek Industries Inc.	1,975	31
	Archrock Inc.	2,750	30
	Green Plains Inc.	1,074	26
*	Newpark Resources Inc.	3,228	23
*	REX American Resources Corp.	268	22
*	Matrix Service Co.	1,148	21
*	Helix Energy Solutions Group Inc.	2,830	21
*,^	Fairmount Santrol Holdings Inc.	2,847	21
	Atwood Oceanics Inc.	2,594	21
*	TETRA Technologies Inc.	3,318	20
*	Cobalt International Energy Inc.	15,962	19
*	Par Pacific Holdings Inc.	1,537	19
*	Exterran Corp.	1,331	19
*	Sanchez Energy Corp.	2,116	18
^	Frank's International NV	1,470	17
	SunCoke Energy Inc.	2,391	16
*	California Resources Corp.	1,555	15
*	Clayton Williams Energy Inc.	239	15
*	Bill Barrett Corp.	2,167	14
*	Renewable Energy Group Inc.	1,583	14
*	Clean Energy Fuels Corp.	3,180	14
*	Natural Gas Services Group Inc.	575	14
*	Parker Drilling Co.	5,695	12
*	Sunrun Inc.	1,981	12

11

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
Tesco Corp.	1,548	11
Panhandle Oil and Gas Inc. Class A	595	10
* TerraVia Holdings Inc.	3,819	10
* Ring Energy Inc.	965	10
* Trecora Resources	867	9
CVR Energy Inc.	626	9
CARBO Ceramics Inc.	725	9
Evolution Petroleum Corp.	1,359	8
* Northern Oil and Gas Inc.	2,178	7
* EnerNOC Inc.	1,223	7
* Hornbeck Offshore Services Inc.	1,272	7
* Dawson Geophysical Co.	953	7
* Eclipse Resources Corp.	1,988	7
TerraForm Global Inc. Class A	1,816	7
* Geospace Technologies Corp.	368	7
* Pacific Ethanol Inc.	954	6
* Pioneer Energy Services Corp.	1,846	6
* RigNet Inc.	445	6
* Westmoreland Coal Co.	721	6
* Era Group Inc.	757	6
* Independence Contract Drilling Inc.	1,032	5
* EP Energy Corp. Class A	1,225	5
* Abraxas Petroleum Corp.	3,067	4
Alon USA Energy Inc.	517	4
* EXCO Resources Inc.	4,019	4
* Willbros Group Inc.	2,051	4
* Jones Energy Inc. Class A	1,055	3
* Vivint Solar Inc.	733	2
Adams Resources & Energy Inc.	60	2
* Ameresco Inc. Class A	463	2
* Isramco Inc.	28	2
* W&T Offshore Inc.	799	1
* Erin Energy Corp.	457	1
* Earthstone Energy Inc.	47	—
* Green Brick Partners Inc.	27	—
* Contango Oil & Gas Co.	18	—
* FuelCell Energy Inc.	27	—
* Par Pacific Holdings Inc. Rights Exp. 09/14/2016	1,534	—
		73,201
Financial Services (20.0%)
* Berkshire Hathaway Inc. Class B	93,480	14,068
JPMorgan Chase & Co.	180,103	12,157
Wells Fargo & Co.	224,081	11,383
Bank of America Corp.	507,349	8,189
Visa Inc. Class A	94,279	7,627
Citigroup Inc.	145,474	6,945
MasterCard Inc. Class A	47,706	4,610
US Bancorp	80,756	3,565
Simon Property Group Inc.	15,332	3,304
American International Group Inc.	54,743	3,275
Goldman Sachs Group Inc.	19,041	3,227
Chubb Ltd.	22,767	2,890
American Express Co.	39,526	2,592
American Tower Corporation	20,943	2,375
BlackRock Inc.	6,207	2,314
Morgan Stanley	70,625	2,264
PNC Financial Services Group Inc.	24,628	2,219
Bank of New York Mellon Corp.	52,346	2,181
* PayPal Holdings Inc.	55,718	2,070
MetLife Inc.	45,619	1,980
Capital One Financial Corp.	26,029	1,864
Charles Schwab Corp.	57,293	1,802
CME Group Inc.	16,614	1,800
Marsh & McLennan Cos. Inc.	25,596	1,731

12

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
Prudential Financial Inc.	21,642	1,718
Travelers Cos. Inc.	14,278	1,695
Public Storage	7,428	1,663
Intercontinental Exchange Inc.	5,829	1,644
S&P Global Inc.	12,903	1,594
Crown Castle International Corp.	16,713	1,584
BB&T Corp.	40,061	1,542
Aflac Inc.	19,880	1,475
Aon plc	13,028	1,451
Welltower Inc.	17,955	1,378
State Street Corp.	19,540	1,372
Prologis Inc.	25,728	1,366
Allstate Corp.	18,452	1,272
Fidelity National Information Services Inc.	15,900	1,261
Equinix Inc.	3,410	1,257
Ventas Inc.	16,535	1,202
Discover Financial Services	19,995	1,200
AvalonBay Communities Inc.	6,746	1,181
Equity Residential	17,991	1,167
Weyerhaeuser Co.	36,507	1,163
Synchrony Financial	40,730	1,134
* Fiserv Inc.	10,809	1,114
SunTrust Banks Inc.	24,696	1,088
Boston Properties Inc.	7,570	1,061
Progressive Corp.	28,801	938
HCP Inc.	23,123	909
Moody's Corp.	8,282	900
Vornado Realty Trust	8,595	888
M&T Bank Corp.	7,438	880
Realty Income Corp.	12,602	828
T. Rowe Price Group Inc.	11,886	827
General Growth Properties Inc.	28,349	826
Hartford Financial Services Group Inc.	19,891	817
Ameriprise Financial Inc.	8,076	816
Fifth Third Bancorp	38,280	772
Equifax Inc.	5,831	769
* FleetCor Technologies Inc.	4,588	753
Essex Property Trust Inc.	3,179	722
Digital Realty Trust Inc.	7,249	718
Northern Trust Corp.	10,000	706
Principal Financial Group Inc.	13,989	686
KeyCorp	53,152	668
Citizens Financial Group Inc.	26,892	666
Regions Financial Corp.	64,133	639
Franklin Resources Inc.	17,505	639
Host Hotels & Resorts Inc.	35,552	634
Thomson Reuters Corp.	15,152	629
* Alliance Data Systems Corp.	3,070	628
Invesco Ltd.	20,130	628
* Markel Corp.	656	611
Lincoln National Corp.	12,531	602
Kimco Realty Corp.	19,964	600
Loews Corp.	14,210	595
Cincinnati Financial Corp.	7,612	587
SL Green Realty Corp.	4,954	583
Macerich Co.	7,075	579
Federal Realty Investment Trust	3,533	562
Global Payments Inc.	7,349	558
Annaly Capital Management Inc.	50,186	537
First Republic Bank	6,957	535
Western Union Co.	24,089	518
Huntington Bancshares Inc.	50,902	510
VEREIT Inc.	48,475	507
Extra Space Storage Inc.	6,268	505

13

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
Iron Mountain Inc.	13,045	501
* XL Group Ltd.	14,431	494
FNF Group	13,080	493
Duke Realty Corp.	17,354	488
* Arch Capital Group Ltd.	5,973	483
UDR Inc.	13,104	474
* Affiliated Managers Group Inc.	3,162	449
* CBRE Group Inc. Class A	14,310	428
Ally Financial Inc.	21,176	424
* E*TRADE Financial Corp.	15,876	419
Alexandria Real Estate Equities Inc.	3,779	416
Unum Group	11,640	414
Arthur J Gallagher & Co.	8,368	413
MSCI Inc. Class A	4,572	412
TD Ameritrade Holding Corp.	12,481	410
Total System Services Inc.	8,218	405
Regency Centers Corp.	5,004	403
Everest Re Group Ltd.	2,078	402
* Vantiv Inc. Class A	7,390	397
* Alleghany Corp.	737	395
Comerica Inc.	8,309	393
Nasdaq Inc.	5,487	391
Broadridge Financial Solutions Inc.	5,636	391
Torchmark Corp.	5,925	383
Mid-America Apartment Communities Inc.	3,955	372
FactSet Research Systems Inc.	2,082	371
Reinsurance Group of America Inc. Class A	3,381	363
Camden Property Trust	4,124	362
Raymond James Financial Inc.	6,113	356
CIT Group Inc.	9,499	350
National Retail Properties Inc.	6,983	350
Apartment Investment & Management Co.	7,661	346
New York Community Bancorp Inc.	22,878	346
Jack Henry & Associates Inc.	3,908	341
WP Carey Inc.	4,974	332
Kilroy Realty Corp.	4,544	330
Omega Healthcare Investors Inc.	9,077	329
Spirit Realty Capital Inc.	23,804	315
American Campus Communities Inc.	6,252	313
* Signature Bank	2,522	308
PacWest Bancorp	7,090	307
American Capital Agency Corp.	15,742	304
* SVB Financial Group	2,677	297
MarketAxess Holdings Inc.	1,764	297
DDR Corp.	15,547	294
Leucadia National Corp.	15,346	294
Liberty Property Trust	6,990	288
Zions Bancorporation	9,336	286
Voya Financial Inc.	9,663	283
Equity LifeStyle Properties Inc.	3,638	282
Hospitality Properties Trust	9,208	281
SEI Investments Co.	6,089	281
Forest City Realty Trust Inc. Class A	11,517	272
Lazard Ltd. Class A	7,308	271
Jones Lang LaSalle Inc.	2,317	271
CBOE Holdings Inc.	3,905	268
CubeSmart	9,721	268
WR Berkley Corp.	4,490	267
Axis Capital Holdings Ltd.	4,639	264
Assurant Inc.	2,914	261
Brixmor Property Group Inc.	9,122	261
Douglas Emmett Inc.	6,817	256
* WEX Inc.	2,573	256
Starwood Property Trust Inc.	11,136	255

14

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	Dun & Bradstreet Corp.	1,815	250
	Senior Housing Properties Trust	11,138	249
	East West Bancorp Inc.	6,680	248
	American Financial Group Inc.	3,270	246
	Webster Financial Corp.	6,303	243
	Cullen/Frost Bankers Inc.	3,335	243
	Weingarten Realty Investors	5,837	241
	Navient Corp.	16,657	240
	Highwoods Properties Inc.	4,492	238
	RenaissanceRe Holdings Ltd.	1,975	236
	People's United Financial Inc.	14,546	236
	EPR Properties	3,008	236
	Old Republic International Corp.	12,193	234
	Taubman Centers Inc.	2,970	231
	Sun Communities Inc.	2,982	228
	Gaming and Leisure Properties Inc.	6,625	227
*	Howard Hughes Corp.	1,882	222
	First American Financial Corp.	5,120	221
	DCT Industrial Trust Inc.	4,509	220
	Healthcare Trust of America Inc. Class A	6,361	215
	STORE Capital Corp.	7,187	213
	Commerce Bancshares Inc.	4,181	212
	Brown & Brown Inc.	5,613	210
*	First Data Corp. Class A	14,918	208
	Eaton Vance Corp.	5,170	207
	Retail Properties of America Inc.	11,828	201
	Endurance Specialty Holdings Ltd.	3,048	201
	White Mountains Insurance Group Ltd.	242	199
	Umpqua Holdings Corp.	11,860	195
	Fair Isaac Corp.	1,521	195
	New Residential Investment Corp.	13,505	194
	Gramercy Property Trust	19,998	194
	Paramount Group Inc.	10,732	193
*	Life Storage Inc.	2,126	191
	Radian Group Inc.	13,943	191
	Healthcare Realty Trust Inc.	5,413	190
	Synovus Financial Corp.	5,735	190
	Hudson Pacific Properties Inc.	5,530	185
	Popular Inc.	4,648	183
	Investors Bancorp Inc.	14,868	182
	Validus Holdings Ltd.	3,580	182
	Realogy Holdings Corp.	6,726	181
	Assured Guaranty Ltd.	6,492	180
	CyrusOne Inc.	3,529	179
*	Equity Commonwealth	5,680	178
	Education Realty Trust Inc.	3,893	176
	Bank of the Ozarks Inc.	4,491	176
	Communications Sales & Leasing Inc.	5,633	176
*	Euronet Worldwide Inc.	2,264	176
	Tanger Factory Outlet Centers Inc.	4,307	175
	Federated Investors Inc. Class B	5,378	174
	American Homes 4 Rent Class A	7,932	173
	Legg Mason Inc.	5,010	173
	Prosperity Bancshares Inc.	3,097	172
	Medical Properties Trust Inc.	11,187	171
	LPL Financial Holdings Inc.	5,740	171
	Bank of Hawaii Corp.	2,361	170
*	Western Alliance Bancorp	4,447	170
	Allied World Assurance Co. Holdings AG	4,136	168
*,^	Zillow Group Inc.	4,886	165
	MFA Financial Inc.	21,269	164
	PrivateBancorp Inc.	3,570	164
	Acadia Realty Trust	4,424	163
*	CoreLogic Inc.	3,947	162

15

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
Post Properties Inc.	2,434	161
Empire State Realty Trust Inc.	7,501	161
Apple Hospitality REIT Inc.	8,108	159
First Horizon National Corp.	10,311	159
Rayonier Inc.	5,731	158
Chimera Investment Corp.	9,381	155
Wintrust Financial Corp.	2,737	152
Hanover Insurance Group Inc.	1,927	151
First Industrial Realty Trust Inc.	5,228	150
Kite Realty Group Trust	5,200	150
DuPont Fabros Technology Inc.	3,532	150
BankUnited Inc.	4,490	144
Piedmont Office Realty Trust Inc. Class A	6,656	144
Two Harbors Investment Corp.	16,084	143
National Health Investors Inc.	1,780	143
RLI Corp.	1,994	142
Primerica Inc.	2,452	140
LaSalle Hotel Properties	4,966	139
CNO Financial Group Inc.	8,564	139
Brandywine Realty Trust	8,548	138
* SLM Corp.	18,576	138
Sunstone Hotel Investors Inc.	9,805	136
Equity One Inc.	4,363	135
RLJ Lodging Trust	5,797	135
Columbia Property Trust Inc.	5,697	134
ProAssurance Corp.	2,373	131
Physicians Realty Trust	6,095	130
Associated Banc-Corp	6,572	130
Corporate Office Properties Trust	4,552	130
MB Financial Inc.	3,286	129
Home BancShares Inc.	5,465	128
Aspen Insurance Holdings Ltd.	2,769	127
IBERIABANK Corp.	1,837	126
Hancock Holding Co.	3,861	126
CoreSite Realty Corp.	1,592	124
Urban Edge Properties	4,325	124
Mack-Cali Realty Corp.	4,423	123
Community Bank System Inc.	2,559	121
Fulton Financial Corp.	8,363	121
EastGroup Properties Inc.	1,647	121
FNB Corp.	9,653	121
QTS Realty Trust Inc. Class A	2,216	120
Washington Federal Inc.	4,530	120
United Bankshares Inc.	3,021	119
* MGIC Investment Corp.	14,620	118
UMB Financial Corp.	1,934	118
Care Capital Properties Inc.	3,899	117
Erie Indemnity Co. Class A	1,145	117
Cousins Properties Inc.	10,558	116
* Stifel Financial Corp.	2,943	116
First Financial Bankshares Inc.	3,146	115
BancorpSouth Inc.	4,571	114
Lexington Realty Trust	10,516	113
Selective Insurance Group Inc.	2,833	113
Pinnacle Financial Partners Inc.	1,969	112
Washington REIT	3,434	112
Ryman Hospitality Properties Inc.	2,061	111
* Washington Prime Group Inc.	8,041	110
Glacier Bancorp Inc.	3,686	110
Cathay General Bancorp	3,492	110
Retail Opportunity Investments Corp.	4,888	109
Sterling Bancorp	6,021	107
TCF Financial Corp.	7,323	107
Valley National Bancorp	11,053	107

16

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
First Citizens BancShares Inc. Class A	373	106
* Cardtronics plc Class A	2,353	106
NorthStar Realty Finance Corp.	7,920	106
Janus Capital Group Inc.	7,100	106
* Texas Capital Bancshares Inc.	1,996	105
NorthStar Asset Management Group Inc.	8,402	104
CBL & Associates Properties Inc.	7,247	103
DiamondRock Hospitality Co.	9,758	103
Capitol Federal Financial Inc.	7,116	102
* Genworth Financial Inc. Class A	21,600	102
Trustmark Corp.	3,570	101
BOK Financial Corp.	1,460	101
Alexander & Baldwin Inc.	2,499	100
EverBank Financial Corp.	5,214	100
Pebblebrook Hotel Trust	3,286	99
Colony Capital Inc. Class A	5,324	98
Interactive Brokers Group Inc.	2,730	98
Old National Bancorp	6,888	98
Kennedy-Wilson Holdings Inc.	4,418	97
Columbia Banking System Inc.	2,949	97
LTC Properties Inc.	1,869	97
PS Business Parks Inc.	870	96
AmTrust Financial Services Inc.	3,624	96
Great Western Bancorp Inc.	2,792	96
CVB Financial Corp.	5,369	96
Colony Starwood Homes	3,078	95
South State Corp.	1,248	95
Xenia Hotels & Resorts Inc.	5,618	95
Pennsylvania REIT	3,747	94
* Hilltop Holdings Inc.	4,095	93
* Hope Bancorp Inc.	5,353	92
Monogram Residential Trust Inc.	8,691	91
Corrections Corp. of America	5,657	90
American Assets Trust Inc.	2,021	90
* Enstar Group Ltd.	537	89
Kemper Corp.	2,375	89
Evercore Partners Inc. Class A	1,734	89
International Bancshares Corp.	2,988	89
* Credit Acceptance Corp.	440	88
Select Income REIT	3,200	87
* Blackhawk Network Holdings Inc.	2,532	87
Government Properties Income Trust	3,708	86
Financial Engines Inc.	2,694	86
Argo Group International Holdings Ltd.	1,515	86
* Essent Group Ltd.	3,219	86
STAG Industrial Inc.	3,431	85
Parkway Properties Inc.	4,730	85
* LendingClub Corp.	15,574	84
Horace Mann Educators Corp.	2,304	84
* Zillow Group Inc. Class A	2,488	84
BGC Partners Inc. Class A	9,545	84
First Midwest Bancorp Inc.	4,275	84
* TransUnion	2,529	83
Morningstar Inc.	1,004	83
Chemical Financial Corp.	1,800	83
Potlatch Corp.	2,134	81
Ramco-Gershenson Properties Trust	4,135	80
Invesco Mortgage Capital Inc.	5,101	80
Chesapeake Lodging Trust	3,146	80
Sabra Health Care REIT Inc.	3,129	80
Northwest Bancshares Inc.	5,123	80
Mercury General Corp.	1,452	79
First Cash Financial Services Inc.	1,517	78
* Eagle Bancorp Inc.	1,515	78

17

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	New York REIT Inc.	7,920	77
*	HRG Group Inc.	4,665	75
	NBT Bancorp Inc.	2,295	74
	CYS Investments Inc.	8,336	73
	Provident Financial Services Inc.	3,373	73
	Renasant Corp.	2,051	73
	Union Bankshares Corp.	2,611	73
	Independent Bank Corp.	1,358	72
	Summit Hotel Properties Inc.	5,027	72
	First Financial Bancorp	3,294	72
*,^	BofI Holding Inc.	3,326	72
	ServisFirst Bancshares Inc.	1,364	71
	Rexford Industrial Realty Inc.	3,174	71
*	OneMain Holdings Inc. Class A	2,265	70
	GEO Group Inc.	3,470	70
	Park National Corp.	720	69
	Ameris Bancorp	1,964	68
	Kearny Financial Corp.	4,978	68
	Simmons First National Corp. Class A	1,356	68
	Waddell & Reed Financial Inc. Class A	3,656	68
	Westamerica Bancorporation	1,335	68
	WesBanco Inc.	2,059	67
	Redwood Trust Inc.	4,547	67
	Global Net Lease Inc.	8,076	67
*	PRA Group Inc.	2,095	67
	Stewart Information Services Corp.	1,460	67
	Beneficial Bancorp Inc.	4,410	66
	AMERISAFE Inc.	1,103	66
	Franklin Street Properties Corp.	5,222	66
	LegacyTexas Financial Group Inc.	2,153	65
	Yadkin Financial Corp.	2,501	65
	Tompkins Financial Corp.	878	65
	United Community Banks Inc.	3,088	65
	Terreno Realty Corp.	2,415	65
	Towne Bank	2,711	64
*	FCB Financial Holdings Inc. Class A	1,665	64
	American Equity Investment Life Holding Co.	3,537	62
	Navigators Group Inc.	659	62
	Astoria Financial Corp.	4,032	62
	Boston Private Financial Holdings Inc.	4,754	61
	PennyMac Mortgage Investment Trust	3,965	60
*	Green Dot Corp. Class A	2,601	60
	Agree Realty Corp.	1,249	60
	HFF Inc. Class A	2,235	60
^	WisdomTree Investments Inc.	5,645	59
	FelCor Lodging Trust Inc.	8,296	59
	Infinity Property & Casualty Corp.	700	59
	Safety Insurance Group Inc.	886	59
*	Third Point Reinsurance Ltd.	4,484	58
	Capstead Mortgage Corp.	5,742	57
	Banco Latinoamericano de Comercio Exterior SA	1,940	56
	Monmouth Real Estate Investment Corp.	4,000	56
	Banner Corp.	1,252	55
	Meridian Bancorp Inc.	3,541	55
	Banc of California Inc.	2,469	55
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	2,298	55
	Cohen & Steers Inc.	1,297	55
	S&T Bancorp Inc.	1,896	55
	Apollo Commercial Real Estate Finance Inc.	3,335	54
	Four Corners Property Trust Inc.	2,598	54
	CenterState Banks Inc.	2,982	54
	CNA Financial Corp.	1,599	53
	State Bank Financial Corp.	2,280	53
	American National Insurance Co.	447	52

18

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
Seritage Growth Properties Class A	1,164	52
* Ambac Financial Group Inc.	2,843	52
National General Holdings Corp.	2,251	51
Berkshire Hills Bancorp Inc.	1,824	51
New Senior Investment Group Inc.	4,093	51
Silver Bay Realty Trust Corp.	2,633	50
WSFS Financial Corp.	1,285	50
* Santander Consumer USA Holdings Inc.	3,883	49
BNC Bancorp	1,984	49
Chatham Lodging Trust	2,350	49
EVERTEC Inc.	2,854	49
* Customers Bancorp Inc.	1,817	49
Heartland Financial USA Inc.	1,335	48
Talmer Bancorp Inc. Class A	2,083	48
TFS Financial Corp.	2,668	48
Investors Real Estate Trust	7,282	48
Northfield Bancorp Inc.	3,029	48
Nelnet Inc. Class A	1,358	48
Stock Yards Bancorp Inc.	1,494	48
* Walker & Dunlop Inc.	1,799	48
* HomeStreet Inc.	1,825	48
* St. Joe Co.	2,496	47
Univest Corp. of Pennsylvania	2,020	47
* MBIA Inc.	5,821	47
First Merchants Corp.	1,712	46
Central Pacific Financial Corp.	1,796	46
* Pacific Premier Bancorp Inc.	1,695	46
Lakeland Bancorp Inc.	3,333	45
* INTL. FCStone Inc.	1,263	45
Flushing Financial Corp.	1,960	45
Getty Realty Corp.	1,927	45
Capital Bank Financial Corp.	1,441	45
Enterprise Financial Services Corp.	1,464	45
Greenhill & Co. Inc.	1,964	45
Cash America International Inc.	1,033	45
FBL Financial Group Inc. Class A	675	45
1st Source Corp.	1,209	43
* Greenlight Capital Re Ltd. Class A	1,973	42
First Busey Corp.	1,811	42
Altisource Residential Corp.	3,817	42
* FNFV Group	3,241	42
MainSource Financial Group Inc.	1,726	42
Artisan Partners Asset Management Inc. Class A	1,583	41
* LendingTree Inc.	424	41
ConnectOne Bancorp Inc.	2,300	41
CareTrust REIT Inc.	2,715	40
Dime Community Bancshares Inc.	2,278	40
Community Trust Bancorp Inc.	1,087	40
Heritage Financial Corp.	2,162	40
InfraREIT Inc.	2,111	40
Employers Holdings Inc.	1,290	39
AG Mortgage Investment Trust Inc.	2,477	39
Alexander's Inc.	90	39
United Fire Group Inc.	864	37
First Commonwealth Financial Corp.	3,655	37
* Encore Capital Group Inc.	1,728	37
* iStar Inc.	3,388	37
Hersha Hospitality Trust Class A	1,868	36
Cardinal Financial Corp.	1,357	36
Tier REIT Inc.	2,259	36
Apollo Residential Mortgage Inc.	2,640	36
National Storage Affiliates Trust	1,770	36
ARMOUR Residential REIT Inc.	1,592	35
Lakeland Financial Corp.	976	35

19

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
James River Group Holdings Ltd.	952	35
Gladstone Commercial Corp.	1,929	35
* Forestar Group Inc.	2,707	34
Southside Bancshares Inc.	1,034	34
National Western Life Group Inc. Class A	175	34
National Bank Holdings Corp. Class A	1,413	34
Bridge Bancorp Inc.	1,132	34
Hanmi Financial Corp.	1,278	34
Brookline Bancorp Inc.	2,800	33
Investment Technology Group Inc.	2,170	33
American Capital Mortgage Investment Corp.	1,945	33
* Seacoast Banking Corp. of Florida	2,008	33
Universal Health Realty Income Trust	534	33
Universal Insurance Holdings Inc.	1,303	32
Sandy Spring Bancorp Inc.	1,017	32
Easterly Government Properties Inc.	1,592	31
City Holding Co.	596	30
Oritani Financial Corp.	1,849	30
Westwood Holdings Group Inc.	593	30
United Financial Bancorp Inc.	2,109	30
* KCG Holdings Inc. Class A	2,036	29
* Piper Jaffray Cos.	651	29
Maiden Holdings Ltd.	2,043	28
TrustCo Bank Corp. NY	3,927	28
Cass Information Systems Inc.	476	27
Saul Centers Inc.	411	27
Washington Trust Bancorp Inc.	621	26
New York Mortgage Trust Inc.	4,324	26
Cedar Realty Trust Inc.	3,450	26
Urstadt Biddle Properties Inc. Class A	1,145	26
First Interstate BancSystem Inc. Class A	839	26
NorthStar Realty Europe Corp.	2,436	25
* Nationstar Mortgage Holdings Inc.	1,560	25
Virtus Investment Partners Inc.	267	24
First Potomac Realty Trust	2,404	24
* First BanCorp	4,894	24
* WMIH Corp.	9,610	24
Diamond Hill Investment Group Inc.	126	24
TriCo Bancshares	882	24
German American Bancorp Inc.	627	23
Ashford Hospitality Trust Inc.	3,291	23
Ladder Capital Corp.	1,726	23
* EZCORP Inc. Class A	2,205	23
* Flagstar Bancorp Inc.	802	23
Waterstone Financial Inc.	1,317	22
Anworth Mortgage Asset Corp.	4,522	22
Bryn Mawr Bank Corp.	659	21
PJT Partners Inc.	840	21
* Altisource Portfolio Solutions SA	618	20
Moelis & Co. Class A	744	20
* Citizens Inc. Class A	1,829	20
* Square Inc.	1,632	20
Mercantile Bank Corp.	728	20
OFG Bancorp	1,752	19
Federal Agricultural Mortgage Corp.	458	19
Ashford Hospitality Prime Inc.	1,199	19
Resource Capital Corp.	1,389	18
Western Asset Mortgage Capital Corp.	1,740	18
First Financial Corp.	450	18
OceanFirst Financial Corp.	927	18
Suffolk Bancorp	514	18
First Defiance Financial Corp.	392	18
BancFirst Corp.	259	18
CoBiz Financial Inc.	1,336	18

20

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
Park Sterling Corp.	2,049	17
Armada Hoffler Properties Inc.	1,258	17
* Cowen Group Inc. Class A	4,600	17
Blue Hills Bancorp Inc.	1,167	17
First Community Bancshares Inc.	718	17
Preferred Bank	491	17
First of Long Island Corp.	519	17
CatchMark Timber Trust Inc. Class A	1,449	17
Great Southern Bancorp Inc.	401	17
NexPoint Residential Trust Inc.	797	17
Peoples Bancorp Inc.	700	17
Meta Financial Group Inc.	270	17
First Bancorp	825	17
CorEnergy Infrastructure Trust Inc.	555	16
Independent Bank Corp.	1,000	16
* HomeTrust Bancshares Inc.	848	16
Arrow Financial Corp.	494	16
Independent Bank Group Inc.	359	16
* NMI Holdings Inc. Class A	1,962	16
* First Foundation Inc.	620	16
Southwest Bancorp Inc.	790	15
Clifton Bancorp Inc.	1,038	15
Financial Institutions Inc.	566	15
Camden National Corp.	329	15
United Community Financial Corp.	2,314	15
* TriState Capital Holdings Inc.	1,005	15
Republic Bancorp Inc. Class A	465	15
QCR Holdings Inc.	471	15
Bank Mutual Corp.	1,877	15
* CU Bancorp	601	15
Dynex Capital Inc.	1,963	14
Arlington Asset Investment Corp. Class A	966	14
Stonegate Bank	440	14
Pacific Continental Corp.	867	14
* Ocwen Financial Corp.	3,935	14
* Trupanion Inc.	927	14
Virtu Financial Inc. Class A	850	14
Opus Bank	395	14
* Tejon Ranch Co.	580	14
* Marcus & Millichap Inc.	527	14
OneBeacon Insurance Group Ltd. Class A	964	14
First Connecticut Bancorp Inc.	778	14
Community Healthcare Trust Inc.	593	14
One Liberty Properties Inc.	560	14
Heritage Insurance Holdings Inc.	985	14
Whitestone REIT	929	13
OM Asset Management plc	978	13
State Auto Financial Corp.	567	13
Citizens & Northern Corp.	600	13
Fidelity & Guaranty Life	545	13
* NewStar Financial Inc.	1,145	13
Guaranty Bancorp	694	13
* World Acceptance Corp.	266	13
CNB Financial Corp.	633	13
Houlihan Lokey Inc.	513	13
* Atlantic Capital Bancshares Inc.	822	13
State National Cos. Inc.	1,237	13
National Bankshares Inc.	348	12
Ames National Corp.	457	12
Horizon Bancorp	443	12
Heritage Commerce Corp.	1,066	12
Fidelity Southern Corp.	682	12
Preferred Apartment Communities Inc. Class A	874	12
Peoples Financial Services Corp.	314	12

21

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
First Bancorp Inc.	536	12
West Bancorporation Inc.	611	12
* Nicolet Bankshares Inc.	320	12
Baldwin & Lyons Inc.	471	12
* Triumph Bancorp Inc.	620	12
UMH Properties Inc.	994	12
United Insurance Holdings Corp.	747	12
Farmers National Banc Corp.	1,180	12
National Interstate Corp.	361	12
* Global Indemnity plc	407	12
Bank of Marin Bancorp	241	12
HCI Group Inc.	368	12
Ares Commercial Real Estate Corp.	928	12
American National Bankshares Inc.	434	12
City Office REIT Inc.	890	12
* Safeguard Scientifics Inc.	816	12
RAIT Financial Trust	3,593	11
Sun Bancorp Inc.	492	11
* FRP Holdings Inc.	329	11
RE/MAX Holdings Inc. Class A	263	11
RMR Group Inc. Class A	284	11
Peapack Gladstone Financial Corp.	541	11
* PennyMac Financial Services Inc. Class A	653	11
EMC Insurance Group Inc.	376	10
Carolina Financial Corp.	484	10
* Regional Management Corp.	473	10
* Enova International Inc.	1,051	10
Penns Woods Bancorp Inc.	228	10
Heritage Oaks Bancorp	1,243	10
First Business Financial Services Inc.	435	10
MidWestOne Financial Group Inc.	328	10
* PICO Holdings Inc.	886	10
Macatawa Bank Corp.	1,254	10
* AV Homes Inc.	640	10
* eHealth Inc.	859	10
* Ladenburg Thalmann Financial Services Inc.	4,179	10
WashingtonFirst Bankshares Inc.	384	10
Resource America Inc. Class A	961	9
Your Community Bankshares Inc.	238	9
Independence Realty Trust Inc.	960	9
Consolidated-Tomoka Land Co.	167	9
Federated National Holding Co.	472	9
* Bancorp Inc.	1,386	9
Northrim BanCorp Inc.	322	8
Owens Realty Mortgage Inc.	474	8
Home Bancorp Inc.	277	8
* Southern First Bancshares Inc.	276	8
* Trinity Place Holdings Inc.	916	8
ACNB Corp.	286	8
Bluerock Residential Growth REIT Inc. Class A	580	8
Summit Financial Group Inc.	396	8
Old Line Bancshares Inc.	397	8
Codorus Valley Bancorp Inc.	368	8
Oppenheimer Holdings Inc. Class A	466	7
Old Second Bancorp Inc.	912	7
LCNB Corp.	418	7
MutualFirst Financial Inc.	263	7
* Planet Payment Inc.	2,009	7
Orrstown Financial Services Inc.	353	7
MBT Financial Corp.	843	7
Charter Financial Corp.	543	7
SI Financial Group Inc.	525	7
First Mid-Illinois Bancshares Inc.	276	7
Southern Missouri Bancorp Inc.	281	7

22

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
* First Northwest Bancorp	523	7
Shore Bancshares Inc.	590	7
Premier Financial Bancorp Inc.	404	7
* Veritex Holdings Inc.	392	7
Lake Sunapee Bank Group	373	7
* First NBC Bank Holding Co.	510	7
Farmers Capital Bank Corp.	221	7
GAIN Capital Holdings Inc.	1,021	7
Southern National Bancorp of Virginia Inc.	528	7
* Republic First Bancorp Inc.	1,596	7
Middleburg Financial Corp.	228	6
Investors Title Co.	66	6
Farmland Partners Inc.	549	6
Central Valley Community Bancorp	415	6
C&F Financial Corp.	149	6
Associated Capital Group Inc. Class A	192	6
Hingham Institution for Savings	48	6
Bankwell Financial Group Inc.	275	6
Bar Harbor Bankshares	167	6
Union Bankshares Inc.	180	6
* MoneyGram International Inc.	832	6
Provident Financial Holdings Inc.	316	6
First Internet Bancorp	251	6
Tiptree Financial Inc. Class A	1,080	6
GAMCO Investors Inc. Class A	192	6
* BSB Bancorp Inc.	242	6
Westfield Financial Inc.	757	6
* First Community Financial Partners Inc.	639	6
* Stratus Properties Inc.	299	6
First Financial Northwest Inc.	431	6
* Pacific Mercantile Bancorp	729	6
Manning & Napier Inc.	712	5
ESSA Bancorp Inc.	388	5
* Franklin Financial Network Inc.	148	5
* Walter Investment Management Corp.	1,343	5
* Real Industry Inc.	734	5
Blue Capital Reinsurance Holdings Ltd.	284	5
County Bancorp Inc.	233	5
* Atlas Financial Holdings Inc.	275	5
* Green Bancorp Inc.	472	5
Access National Corp.	213	5
* National Commerce Corp.	170	5
Hennessy Advisors Inc.	134	5
Kansas City Life Insurance Co.	111	4
Capital City Bank Group Inc.	313	4
* Impac Mortgage Holdings Inc.	262	4
Century Bancorp Inc. Class A	98	4
United Development Funding IV	1,342	4
Chemung Financial Corp.	145	4
FBR & Co.	300	4
B. Riley Financial Inc.	440	4
Silvercrest Asset Management Group Inc. Class A	336	4
Midland States Bancorp Inc.	170	4
Bear State Financial Inc.	441	4
^ CPI Card Group Inc.	720	4
Merchants Bancshares Inc.	113	4
* Allegiance Bancshares Inc.	142	4
* Hallmark Financial Services Inc.	336	4
Calamos Asset Management Inc. Class A	471	3
* UCP Inc.	385	3
* Provident Bancorp Inc.	204	3
Independence Holding Co.	178	3
People's Utah Bancorp	144	3
Live Oak Bancshares Inc.	189	3

23

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
Donegal Group Inc. Class A	165	3
* Equity Bancshares Inc. Class A	109	3
* On Deck Capital Inc.	390	2
Greene County Bancorp Inc.	140	2
Great Ajax Corp.	166	2
Pzena Investment Management Inc. Class A	286	2
* Wins Finance Holdings Inc.	66	2
California First National Bancorp	109	2
* Xenith Bankshares Inc.	619	1
* BBX Capital Corp.	59	1
Griffin Industrial Realty Inc.	33	1
Medley Management Inc. Class A	141	1
Value Line Inc.	55	1
Fifth Street Asset Management Inc.	139	1
* American Independence Corp.	28	1
Territorial Bancorp Inc.	9	—
Enterprise Bancorp Inc.	9	—
BankFinancial Corp.	18	—
Orchid Island Capital Inc.	18	—
Sierra Bancorp	9	—
* Cascade Bancorp	27	—
* CommunityOne Bancorp	9	—
Crawford & Co. Class B	9	—
		226,088
Health Care (14.0%)
Johnson & Johnson	136,118	16,244
Pfizer Inc.	297,266	10,345
Merck & Co. Inc.	137,417	8,628
Amgen Inc.	37,551	6,386
UnitedHealth Group Inc.	46,410	6,314
Medtronic plc	69,109	6,015
Gilead Sciences Inc.	66,279	5,195
AbbVie Inc.	79,798	5,115
Bristol-Myers Squibb Co.	82,359	4,727
* Allergan plc	19,543	4,584
* Celgene Corp.	37,943	4,050
Eli Lilly & Co.	48,746	3,790
* Biogen Inc.	11,028	3,370
Abbott Laboratories	72,375	3,041
Thermo Fisher Scientific Inc.	19,334	2,942
Danaher Corp.	29,926	2,436
* Express Scripts Holding Co.	31,415	2,284
McKesson Corp.	11,085	2,047
Aetna Inc.	16,790	1,966
Stryker Corp.	16,768	1,939
Becton Dickinson and Co.	10,363	1,836
Anthem Inc.	13,027	1,629
* Boston Scientific Corp.	67,991	1,620
Cigna Corp.	12,481	1,601
* Regeneron Pharmaceuticals Inc.	3,857	1,514
* Alexion Pharmaceuticals Inc.	10,677	1,344
Cardinal Health Inc.	16,442	1,310
Humana Inc.	7,314	1,307
* Intuitive Surgical Inc.	1,872	1,285
* Illumina Inc.	7,180	1,209
* Edwards Lifesciences Corp.	10,341	1,191
Zoetis Inc.	23,125	1,182
Zimmer Biomet Holdings Inc.	9,009	1,168
* Vertex Pharmaceuticals Inc.	12,159	1,149
Baxter International Inc.	24,525	1,146
* HCA Holdings Inc.	15,065	1,138
St. Jude Medical Inc.	13,624	1,062
* Mylan NV	22,559	956
* Cerner Corp.	14,487	935

24

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	BioMarin Pharmaceutical Inc.	9,107	855
	CR Bard Inc.	3,625	801
	AmerisourceBergen Corp. Class A	8,785	764
	Agilent Technologies Inc.	16,045	754
	Dentsply Sirona Inc.	11,224	690
*	Laboratory Corp. of America Holdings	5,005	685
*	Henry Schein Inc.	4,061	665
*	Incyte Corp.	8,067	654
*	Medivation Inc.	7,849	632
	Perrigo Co. plc	6,768	616
*	Hologic Inc.	15,308	588
	Universal Health Services Inc. Class B	4,750	573
	Quest Diagnostics Inc.	6,811	564
*	Centene Corp.	8,193	559
*	DaVita HealthCare Partners Inc.	8,226	532
*	IDEXX Laboratories Inc.	4,369	492
	ResMed Inc.	7,058	471
*	Varian Medical Systems Inc.	4,652	447
	Cooper Cos. Inc.	2,271	422
*	Mallinckrodt plc	5,229	390
	Teleflex Inc.	2,085	382
*	DexCom Inc.	4,091	373
*	QIAGEN NV	12,869	341
*	United Therapeutics Corp.	2,743	335
*	Quintiles Transnational Holdings Inc.	4,147	321
*	Align Technology Inc.	3,443	320
*	Alkermes plc	7,134	312
*	MEDNAX Inc.	4,402	290
	PerkinElmer Inc.	5,196	277
	West Pharmaceutical Services Inc.	3,338	273
*	VCA Inc.	3,846	272
*	Alnylam Pharmaceuticals Inc.	3,498	244
*	WellCare Health Plans Inc.	2,066	233
*	athenahealth Inc.	1,814	222
*	ABIOMED Inc.	1,821	215
*	Endo International plc	10,111	209
*	Seattle Genetics Inc.	4,589	204
*	Charles River Laboratories International Inc.	2,445	203
*	Medidata Solutions Inc.	3,717	201
*	Neurocrine Biosciences Inc.	4,092	198
*	Envision Healthcare Holdings Inc.	9,198	197
	Bio-Techne Corp.	1,802	190
	Patterson Cos. Inc.	4,124	190
*	Veeva Systems Inc. Class A	4,574	187
	Hill-Rom Holdings Inc.	3,119	185
*	Ionis Pharmaceuticals Inc.	6,209	184
	HealthSouth Corp.	4,425	180
*	Acadia Healthcare Co. Inc.	3,474	178
*	Alere Inc.	4,316	169
*	Amsurg Corp.	2,584	168
*	Wright Medical Group NV	6,592	163
*	PAREXEL International Corp.	2,382	162
*	TESARO Inc.	1,821	154
*	NuVasive Inc.	2,273	149
*	Brookdale Senior Living Inc.	8,600	148
*,^	OPKO Health Inc.	16,237	148
*	Ophthotech Corp.	2,781	147
*	Horizon Pharma plc	7,632	143
*	Bio-Rad Laboratories Inc. Class A	947	141
*	ACADIA Pharmaceuticals Inc.	4,312	139
*	Intercept Pharmaceuticals Inc.	895	133
*	Masimo Corp.	2,222	131
*	Exelixis Inc.	11,241	125
*	Catalent Inc.	4,959	125

25

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	Cantel Medical Corp.	1,636	124
*	Insulet Corp.	2,876	122
*	Medicines Co.	3,106	122
*	Nektar Therapeutics	6,802	121
*	Ultragenyx Pharmaceutical Inc.	1,804	119
	Bruker Corp.	5,205	116
*	Prestige Brands Holdings Inc.	2,409	116
*	Akorn Inc.	4,284	115
*	Integra LifeSciences Holdings Corp.	1,331	115
*	Kite Pharma Inc.	1,990	115
*	Nevro Corp.	1,175	111
*	Neogen Corp.	1,851	109
*	Allscripts Healthcare Solutions Inc.	8,431	109
*	LifePoint Health Inc.	1,918	109
*	Cepheid	3,118	107
	Chemed Corp.	791	107
*	Molina Healthcare Inc.	1,943	105
*	VWR Corp.	3,718	104
*	Team Health Holdings Inc.	3,109	104
	Owens & Minor Inc.	3,002	103
*	Haemonetics Corp.	2,625	98
*	WebMD Health Corp.	1,847	95
*	ARIAD Pharmaceuticals Inc.	8,980	93
*	Halyard Health Inc.	2,545	93
*	AMN Healthcare Services Inc.	2,543	92
*	Tenet Healthcare Corp.	3,824	91
*	Ligand Pharmaceuticals Inc.	858	89
*	Juno Therapeutics Inc.	2,996	89
*	Prothena Corp. plc	1,722	86
*	INC Research Holdings Inc. Class A	1,955	85
*	Penumbra Inc.	1,208	85
*	Ironwood Pharmaceuticals Inc. Class A	6,366	85
*	Globus Medical Inc.	3,620	84
*,^	Novavax Inc.	12,004	82
*	HMS Holdings Corp.	3,761	82
*	Exact Sciences Corp.	4,319	80
*	Bluebird Bio Inc.	1,603	79
*	ICU Medical Inc.	631	79
*	Radius Health Inc.	1,427	78
*	Impax Laboratories Inc.	3,187	77
*	Zeltiq Aesthetics Inc.	2,008	77
*	Omnicell Inc.	2,014	76
*	Air Methods Corp.	2,123	75
*	NxStage Medical Inc.	3,252	74
*	Depomed Inc.	3,635	74
*	Amedisys Inc.	1,523	73
*	Cambrex Corp.	1,707	73
*	Alder Biopharmaceuticals Inc.	2,217	73
*	HealthEquity Inc.	2,215	72
*	Select Medical Holdings Corp.	6,006	71
*	Intra-Cellular Therapies Inc. Class A	1,754	71
*	Cynosure Inc. Class A	1,348	70
*	Relypsa Inc.	2,133	68
*	Merit Medical Systems Inc.	2,719	66
	Analogic Corp.	725	65
*	Puma Biotechnology Inc.	1,088	64
	CONMED Corp.	1,570	64
*	Natus Medical Inc.	1,635	64
*	Five Prime Therapeutics Inc.	1,437	63
*	Pacira Pharmaceuticals Inc.	1,582	63
*	Myriad Genetics Inc.	3,049	62
*	Premier Inc. Class A	1,954	62
*	Magellan Health Inc.	1,077	62
*	Halozyme Therapeutics Inc.	6,276	62

26

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Repligen Corp.	1,978	61
*	Intrexon Corp.	2,423	61
	Abaxis Inc.	1,197	60
*	Agios Pharmaceuticals Inc.	1,623	60
*	Achillion Pharmaceuticals Inc.	7,154	59
*	Inogen Inc.	1,015	59
*	Acorda Therapeutics Inc.	2,431	59
*	PRA Health Sciences Inc.	1,125	57
*	Luminex Corp.	2,580	54
*	Surgical Care Affiliates Inc.	1,301	54
*	MacroGenics Inc.	1,783	53
*	Supernus Pharmaceuticals Inc.	2,458	53
*	Momenta Pharmaceuticals Inc.	4,356	52
*	PharMerica Corp.	2,072	52
*	Cempra Inc.	2,375	52
	Ensign Group Inc.	2,773	52
*	Community Health Systems Inc.	4,807	51
*	Sarepta Therapeutics Inc.	1,944	51
	Meridian Bioscience Inc.	2,599	51
*	Synergy Pharmaceuticals Inc.	10,291	49
*	Anika Therapeutics Inc.	971	46
*	Spark Therapeutics Inc.	810	46
*	Portola Pharmaceuticals Inc.	2,230	45
*	MiMedx Group Inc.	6,268	45
*	Acceleron Pharma Inc.	1,509	45
*	TherapeuticsMD Inc.	6,523	45
*	Emergent BioSolutions Inc.	1,682	45
*	Press Ganey Holdings Inc.	1,111	45
	National HealthCare Corp.	687	45
*	Providence Service Corp.	916	43
*	FibroGen Inc.	2,444	42
*	Sage Therapeutics Inc.	1,123	42
*,^	Innoviva Inc.	3,693	41
*	Spectranetics Corp.	1,638	40
	Kindred Healthcare Inc.	3,622	40
*	OraSure Technologies Inc.	4,578	39
*	Endologix Inc.	3,128	38
*	LHC Group Inc.	1,022	36
*	Orthofix International NV	805	36
*	Lannett Co. Inc.	1,056	36
*	AMAG Pharmaceuticals Inc.	1,461	35
*	Triple-S Management Corp. Class B	1,581	35
*	Theravance Biopharma Inc.	1,203	34
	US Physical Therapy Inc.	540	34
*	Amicus Therapeutics Inc.	5,047	34
*	Healthways Inc.	1,340	34
*	Dermira Inc.	1,068	33
*,^	Aduro Biotech Inc.	2,282	32
*	Insmed Inc.	2,474	32
*,^	Albany Molecular Research Inc.	2,158	32
*	Atara Biotherapeutics Inc.	1,569	31
*	Otonomy Inc.	1,847	30
*	Clovis Oncology Inc.	1,206	30
*	Merrimack Pharmaceuticals Inc.	6,460	30
*	CorVel Corp.	768	30
*	Pacific Biosciences of California Inc.	3,442	29
*	Cardiovascular Systems Inc.	1,171	29
*	Heron Therapeutics Inc.	1,539	29
*	Dynavax Technologies Corp.	1,802	28
	Atrion Corp.	62	28
*,^	Omeros Corp.	2,594	28
*	Coherus Biosciences Inc.	934	28
*	Integer Holdings Corp.	1,142	28
*	Enanta Pharmaceuticals Inc.	1,243	27

27

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Intersect ENT Inc.	1,687	27
*	Adeptus Health Inc. Class A	609	26
*	Amphastar Pharmaceuticals Inc.	1,349	26
*	Quidel Corp.	1,171	25
*	Akebia Therapeutics Inc.	3,127	25
*,^	Inovio Pharmaceuticals Inc.	2,764	25
*	Vanda Pharmaceuticals Inc.	1,633	25
*	Retrophin Inc.	1,505	24
	Quality Systems Inc.	2,041	24
*,^	Cerus Corp.	3,744	24
*,^	ZIOPHARM Oncology Inc.	4,653	24
*	Glaukos Corp.	789	24
*	BioTelemetry Inc.	1,255	23
*	La Jolla Pharmaceutical Co.	1,362	22
*	Vascular Solutions Inc.	462	22
*	Xencor Inc.	1,036	22
*	Accelerate Diagnostics Inc.	1,000	22
*	Raptor Pharmaceutical Corp.	2,930	22
*	Aimmune Therapeutics Inc.	1,467	22
*	TG Therapeutics Inc.	3,284	21
*	Genomic Health Inc.	786	21
*	Capital Senior Living Corp.	1,181	20
*	Epizyme Inc.	2,754	20
*	Eagle Pharmaceuticals Inc.	334	20
*	ANI Pharmaceuticals Inc.	334	20
*	Cytokinetics Inc.	1,627	20
*	SciClone Pharmaceuticals Inc.	1,941	20
*	Keryx Biopharmaceuticals Inc.	4,750	19
*	Trevena Inc.	2,745	19
	CryoLife Inc.	1,161	19
	Landauer Inc.	389	18
*,^	Novocure Ltd.	2,392	18
*	Agenus Inc.	2,967	18
	PDL BioPharma Inc.	6,265	18
*	Accuray Inc.	3,406	18
*	AtriCure Inc.	1,177	18
*	Geron Corp.	6,732	18
*	Teladoc Inc.	1,005	18
*	Cross Country Healthcare Inc.	1,452	18
*	Array BioPharma Inc.	5,142	18
*	NeoGenomics Inc.	2,189	18
*	Surmodics Inc.	593	17
*	Arrowhead Pharmaceuticals Inc.	2,427	17
*	XBiotech Inc.	1,267	16
	Invacare Corp.	1,379	16
*	Lion Biotechnologies Inc.	1,997	16
*	Progenics Pharmaceuticals Inc.	2,528	16
	Phibro Animal Health Corp. Class A	652	16
*	Revance Therapeutics Inc.	1,101	15
	Universal American Corp.	2,149	15
*	AngioDynamics Inc.	923	15
*	Aerie Pharmaceuticals Inc.	766	15
*,^	MannKind Corp.	18,396	15
*	Advaxis Inc.	1,267	15
*	Rigel Pharmaceuticals Inc.	4,307	15
*	Lexicon Pharmaceuticals Inc.	1,018	14
*	Exactech Inc.	505	14
*	Rockwell Medical Inc.	1,910	14
*	Arena Pharmaceuticals Inc.	8,795	14
*	STAAR Surgical Co.	1,520	13
*	Spectrum Pharmaceuticals Inc.	2,472	13
*	Surgery Partners Inc.	660	13
*	Celldex Therapeutics Inc.	3,793	13
	Computer Programs & Systems Inc.	475	12

28

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Almost Family Inc.	331	12
*	Insys Therapeutics Inc.	853	12
	Utah Medical Products Inc.	193	12
*	Corcept Therapeutics Inc.	2,242	12
*,^	Immunomedics Inc.	4,231	12
*	Teligent Inc.	1,549	11
*	Aratana Therapeutics Inc.	1,295	11
*	RadNet Inc.	1,683	11
*	Loxo Oncology Inc.	413	11
*	GenMark Diagnostics Inc.	1,330	11
*	Sangamo BioSciences Inc.	2,641	11
*	Global Blood Therapeutics Inc.	665	11
*,^	Organovo Holdings Inc.	2,890	11
*	Sucampo Pharmaceuticals Inc. Class A	1,014	11
*	Civitas Solutions Inc.	611	11
*	PTC Therapeutics Inc.	1,316	11
*	BioCryst Pharmaceuticals Inc.	2,624	11
*	Versartis Inc.	848	11
*	Enzo Biochem Inc.	1,875	10
*	AxoGen Inc.	1,156	10
*	NanoString Technologies Inc.	637	10
*	K2M Group Holdings Inc.	646	10
*	Imprivata Inc.	534	10
*	Blueprint Medicines Corp.	352	10
*	Axovant Sciences Ltd.	598	10
*	Foundation Medicine Inc.	474	10
*	ImmunoGen Inc.	3,459	10
*	Chimerix Inc.	1,994	10
*	Oxford Immunotec Global plc	918	10
*	Minerva Neurosciences Inc.	760	9
*	Flexion Therapeutics Inc.	549	9
*	Curis Inc.	5,070	9
*	WaVe Life Sciences Ltd.	353	9
*	Karyopharm Therapeutics Inc.	873	9
*	Heska Corp.	157	9
*	InVivo Therapeutics Holdings Corp.	1,194	8
*	ConforMIS Inc.	1,040	8
*	MediciNova Inc.	1,403	8
*,^	Sorrento Therapeutics Inc.	1,225	8
*	Avexis Inc.	229	8
*	NewLink Genetics Corp.	792	8
*	Addus HomeCare Corp.	324	8
*	Zogenix Inc.	881	8
*	PharmAthene Inc.	2,952	8
*	Quorum Health Corp.	1,200	7
*	RTI Surgical Inc.	2,239	7
*	Egalet Corp.	1,044	7
*	ChemoCentryx Inc.	1,391	7
	LeMaitre Vascular Inc.	378	7
*,^	TransEnterix Inc.	5,056	7
*	Athersys Inc.	3,601	7
*	Seres Therapeutics Inc.	640	7
*	Codexis Inc.	1,589	7
*	Tandem Diabetes Care Inc.	924	7
*	BioTime Inc.	2,212	7
*	Intellia Therapeutics Inc.	334	6
*	Stemline Therapeutics Inc.	771	6
*	BioSpecifics Technologies Corp.	171	6
*	OncoMed Pharmaceuticals Inc.	604	6
*	Bio-Path Holdings Inc.	3,940	6
*	Inotek Pharmaceuticals Corp.	828	6
*	Synthetic Biologics Inc.	3,580	6
*	Durect Corp.	3,484	6
*	MyoKardia Inc.	257	6

29

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*,^	BioScrip Inc.	2,145	6
*	AAC Holdings Inc.	281	5
*	Entellus Medical Inc.	289	5
*	Esperion Therapeutics Inc.	506	5
*	Tetraphase Pharmaceuticals Inc.	1,423	5
*	Paratek Pharmaceuticals Inc.	400	5
*	Adamas Pharmaceuticals Inc.	394	5
*	IRIDEX Corp.	359	5
*	Applied Genetic Technologies Corp.	414	5
*	AcelRx Pharmaceuticals Inc.	1,677	5
*	Senseonics Holdings Inc.	1,316	5
*	OvaScience Inc.	849	5
*	Castlight Health Inc. Class B	1,208	5
*	Titan Pharmaceuticals Inc.	890	5
*	Cutera Inc.	440	5
*	Editas Medicine Inc.	285	5
*	Aclaris Therapeutics Inc.	236	5
*	Anavex Life Sciences Corp.	1,551	5
*,^	Idera Pharmaceuticals Inc.	2,463	5
*	Vitae Pharmaceuticals Inc.	662	5
*	Concert Pharmaceuticals Inc.	456	4
*	Fortress Biotech Inc.	1,617	4
*	Natera Inc.	439	4
*	Proteostasis Therapeutics Inc.	304	4
*	Bellicum Pharmaceuticals Inc.	251	4
*	Cellular Biomedicine Group Inc.	302	4
*	Veracyte Inc.	718	4
*	CytomX Therapeutics Inc.	330	4
*	Axsome Therapeutics Inc.	524	4
*	REGENXBIO Inc.	312	4
*	Nobilis Health Corp.	1,026	4
*	GlycoMimetics Inc.	484	4
*	Pfenex Inc.	490	4
*	Vital Therapies Inc.	610	3
	Osiris Therapeutics Inc.	697	3
*	T2 Biosystems Inc.	508	3
*	Cotiviti Holdings Inc.	101	3
	National Research Corp. Class A	209	3
*	Regulus Therapeutics Inc.	1,041	3
*	Syndax Pharmaceuticals Inc.	229	3
*	Cara Therapeutics Inc.	597	3
*	Edge Therapeutics Inc.	363	3
*	Collegium Pharmaceutical Inc.	387	3
*	Genesis Healthcare Inc.	1,329	3
*	Infinity Pharmaceuticals Inc.	2,097	3
*	Ignyta Inc.	578	3
*	Anthera Pharmaceuticals Inc.	1,092	3
*	Ocular Therapeutix Inc.	471	3
*	Immune Design Corp.	424	3
*	Endocyte Inc.	995	3
*	Medgenics Inc.	519	3
*	Voyager Therapeutics Inc.	236	3
*	Lipocine Inc.	786	3
*	Invitae Corp.	331	3
*	Galena Biopharma Inc.	6,357	3
*	Adverum Biotechnologies Inc.	715	3
*	USMD Holdings Inc.	109	2
*	Eiger BioPharmaceuticals Inc.	160	2
*	Agile Therapeutics Inc.	325	2
*	Aptevo Therapeutics Inc.	841	2
*	NantKwest Inc.	273	2
*,^	Reata Pharmaceuticals Inc. Class A	111	2
*	Avinger Inc.	516	2
*	Corvus Pharmaceuticals Inc.	154	2

30

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
* Zafgen Inc.	664	2
* iRadimed Corp.	101	2
* Mirati Therapeutics Inc.	369	2
* Second Sight Medical Products Inc.	541	2
* Ampio Pharmaceuticals Inc.	2,082	2
* Neos Therapeutics Inc.	256	2
* CytRx Corp.	2,786	2
* American Renal Associates Holdings Inc.	71	2
* Cidara Therapeutics Inc.	126	1
* Dimension Therapeutics Inc.	229	1
* ViewRay Inc.	318	1
* Asterias Biotherapeutics Inc.	338	1
* Corindus Vascular Robotics Inc.	755	1
* vTv Therapeutics Inc. Class A	156	1
* Tokai Pharmaceuticals Inc.	578	1
* Madrigal Pharmaceuticals Inc.	46	1
* Flex Pharma Inc.	29	—
* Fluidigm Corp.	27	—
* Ardelyx Inc.	18	—
* Trovagene Inc.	27	—
* Tobira Therapeutics Inc.	21	—
* Argos Therapeutics Inc.	11	—
* Asterias Biotherapeutics Inc. Warrants Exp. 09/30/2016	70	—
		157,756
Materials & Processing (3.9%)
Dow Chemical Co.	55,834	2,995
EI du Pont de Nemours & Co.	42,947	2,989
Monsanto Co.	21,509	2,291
Praxair Inc.	14,141	1,726
Ecolab Inc.	12,921	1,590
Air Products & Chemicals Inc.	9,782	1,522
PPG Industries Inc.	13,220	1,400
LyondellBasell Industries NV Class A	16,976	1,339
Sherwin-Williams Co.	4,026	1,142
Newmont Mining Corp.	26,138	999
International Paper Co.	20,199	979
Ingersoll-Rand plc	12,879	876
Nucor Corp.	15,405	747
Vulcan Materials Co.	6,391	728
Freeport-McMoRan Inc.	69,070	711
Ball Corp.	8,358	662
Alcoa Inc.	64,622	651
Fastenal Co.	13,875	598
WestRock Co.	12,417	595
Acuity Brands Inc.	2,133	587
Masco Corp.	16,260	577
Martin Marietta Materials Inc.	3,082	564
International Flavors & Fragrances Inc.	4,044	560
Mosaic Co.	17,270	519
Eastman Chemical Co.	7,146	485
Sealed Air Corp.	10,113	477
Celanese Corp. Class A	7,147	460
Albemarle Corp.	5,311	425
Valspar Corp.	3,797	400
RPM International Inc.	6,656	363
FMC Corp.	7,599	357
* Crown Holdings Inc.	6,558	356
Packaging Corp. of America	4,443	349
Ashland Inc.	2,975	348
Lennox International Inc.	1,866	301
Owens Corning	5,427	298
CF Industries Holdings Inc.	11,035	287
Steel Dynamics Inc.	11,338	279
WR Grace & Co.	3,457	270

31

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	Sonoco Products Co.	5,150	265
*	Berry Plastics Group Inc.	5,642	256
	Reliance Steel & Aluminum Co.	3,521	254
	Hexcel Corp.	5,504	247
	Royal Gold Inc.	3,186	234
	Bemis Co. Inc.	4,319	227
	Graphic Packaging Holding Co.	15,832	227
	AptarGroup Inc.	2,907	227
*	Axalta Coating Systems Ltd.	7,851	225
	Watsco Inc.	1,390	206
	Scotts Miracle-Gro Co. Class A	2,408	199
	Eagle Materials Inc.	2,431	195
	Tahoe Resources Inc.	14,335	187
	Olin Corp.	8,071	175
	Huntsman Corp.	9,565	165
	NewMarket Corp.	371	161
	Sensient Technologies Corp.	2,119	155
	Compass Minerals International Inc.	2,035	152
	Cabot Corp.	2,951	147
	Belden Inc.	1,926	144
	Valmont Industries Inc.	1,082	141
	PolyOne Corp.	4,033	139
*	Owens-Illinois Inc.	7,549	135
	United States Steel Corp.	6,889	134
	US Silica Holdings Inc.	3,354	132
*	Louisiana-Pacific Corp.	6,721	131
*	Beacon Roofing Supply Inc.	2,701	124
	Timken Co.	3,631	123
	Minerals Technologies Inc.	1,705	120
*	USG Corp.	4,371	120
	HB Fuller Co.	2,484	118
	Balchem Corp.	1,589	111
	Universal Forest Products Inc.	1,007	110
	Domtar Corp.	2,933	109
*	Trex Co. Inc.	1,676	104
	Chemours Co.	7,863	104
	Southern Copper Corp.	3,990	103
*	Chemtura Corp.	3,434	103
	Worthington Industries Inc.	2,375	102
	Mueller Industries Inc.	2,941	102
*	Masonite International Corp.	1,508	101
	Westlake Chemical Corp.	1,934	100
	Mueller Water Products Inc. Class A	8,079	98
*	RBC Bearings Inc.	1,194	94
*	GCP Applied Technologies Inc.	3,193	93
	Hecla Mining Co.	16,587	93
	Silgan Holdings Inc.	1,919	92
	Commercial Metals Co.	5,801	90
*	Rexnord Corp.	3,924	87
*	Armstrong World Industries Inc.	1,961	85
*	Coeur Mining Inc.	6,689	85
*	Ingevity Corp.	1,876	83
	Simpson Manufacturing Co. Inc.	1,891	83
^	Allegheny Technologies Inc.	4,742	81
*,^	Cliffs Natural Resources Inc.	14,149	81
*	Stillwater Mining Co.	6,279	79
	Trinseo SA	1,360	79
	Kaiser Aluminum Corp.	901	77
*	Platform Specialty Products Corp.	8,473	77
	Stepan Co.	1,068	75
	Quaker Chemical Corp.	741	74
	Apogee Enterprises Inc.	1,523	74
	Carpenter Technology Corp.	2,007	73
	Innospec Inc.	1,225	73

32

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
Neenah Paper Inc.	899	72
Schweitzer-Mauduit International Inc.	1,831	72
* Gibraltar Industries Inc.	1,830	70
Interface Inc. Class A	3,767	67
Cabot Microelectronics Corp.	1,331	66
* Boise Cascade Co.	2,509	66
* MRC Global Inc.	4,458	65
AAON Inc.	2,308	65
KapStone Paper and Packaging Corp.	3,694	65
* Summit Materials Inc. Class A	3,265	64
* Headwaters Inc.	3,364	61
Comfort Systems USA Inc.	2,142	61
* Patrick Industries Inc.	908	58
* Ferro Corp.	4,334	58
PH Glatfelter Co.	2,583	57
Greif Inc. Class A	1,333	57
* Builders FirstSource Inc.	3,969	55
* Kraton Performance Polymers Inc.	1,463	53
Advanced Drainage Systems Inc.	2,158	50
Calgon Carbon Corp.	3,303	48
* BMC Stock Holdings Inc.	2,370	47
* AK Steel Holding Corp.	10,540	47
A Schulman Inc.	1,835	47
Quanex Building Products Corp.	2,350	45
* Caesarstone Ltd.	1,133	45
* US Concrete Inc.	813	43
Tredegar Corp.	2,120	40
Ferroglobe plc	4,455	37
Innophos Holdings Inc.	865	37
Haynes International Inc.	983	36
* Univar Inc.	1,690	35
Deltic Timber Corp.	454	32
* Clearwater Paper Corp.	506	31
* Nortek Inc.	353	30
* Installed Building Products Inc.	860	29
* Continental Building Products Inc.	1,268	28
NN Inc.	1,447	26
Materion Corp.	841	25
* Koppers Holdings Inc.	755	25
Global Brass & Copper Holdings Inc.	870	24
Aceto Corp.	1,193	24
Insteel Industries Inc.	713	24
Griffon Corp.	1,346	23
* PGT Inc.	1,843	22
Schnitzer Steel Industries Inc.	1,151	22
Tronox Ltd. Class A	2,358	22
American Vanguard Corp.	1,254	21
Rayonier Advanced Materials Inc.	1,596	20
AEP Industries Inc.	177	20
* OMNOVA Solutions Inc.	1,879	19
Chase Corp.	285	18
* Veritiv Corp.	351	18
* NCI Building Systems Inc.	1,168	18
* Armstrong Flooring Inc.	855	18
* TimkenSteel Corp.	1,564	15
Greif Inc. Class B	275	15
* Ply Gem Holdings Inc.	1,058	15
Myers Industries Inc.	973	14
* Century Aluminum Co.	2,111	13
* Landec Corp.	1,011	13
* Unifi Inc.	496	13
Gold Resource Corp.	2,363	12
Culp Inc.	381	12
LSI Industries Inc.	1,184	12

33

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
FutureFuel Corp.	959	11
* Multi Packaging Solutions International Ltd.	797	11
KMG Chemicals Inc.	386	11
^ Kronos Worldwide Inc.	1,068	9
* LSB Industries Inc.	749	9
* GMS Inc.	340	8
Olympic Steel Inc.	426	8
* UFP Technologies Inc.	307	8
Dynamic Materials Corp.	669	7
* AgroFresh Solutions Inc.	1,038	6
* ChromaDex Corp.	1,354	4
Ampco-Pittsburgh Corp.	406	4
* Ryerson Holding Corp.	296	4
United States Lime & Minerals Inc.	55	4
* Handy & Harman Ltd.	155	3
Omega Flex Inc.	90	3
* Lawson Products Inc.	160	3
Valhi Inc.	600	2
CompX International Inc.	74	1
* NL Industries Inc.	144	1
Oil-Dri Corp. of America	9	—
		43,721
Other (0.0%)[2]
* Dyax Corp CVR Exp. 12/31/2019	6,727	8
* Leap Wireless International Inc. CVR	1,716	4
* First Hawaiian Inc.	78	2
* Impinj Inc.	40	1
* Chelsea Therapeutics International Ltd. CVR Exp. 12/31/2016	2,322	—
* Omthera Pharmaceuticals Inc. CVR	152	—
* Durata Therapeutics Inc CVR Exp.12/31/2018	12	—
* Clinical Data Contingent Value Rights	32	—
* Gerber Scientific Inc. CVR	223	—
* Cubist Pharmaceuticals, Inc. CVR	1,151	—
		15
Producer Durables (10.5%)
General Electric Co.	451,516	14,105
3M Co.	29,176	5,230
Honeywell International Inc.	37,543	4,382
United Technologies Corp.	38,285	4,075
Union Pacific Corp.	41,831	3,996
Boeing Co.	29,601	3,832
United Parcel Service Inc. Class B	34,187	3,734
Accenture plc Class A	30,738	3,535
Lockheed Martin Corp.	12,522	3,042
Caterpillar Inc.	27,359	2,242
Raytheon Co.	14,593	2,045
FedEx Corp.	12,341	2,035
Automatic Data Processing Inc.	22,473	2,018
General Dynamics Corp.	12,103	1,842
Northrop Grumman Corp.	8,169	1,732
Illinois Tool Works Inc.	14,452	1,718
Emerson Electric Co.	31,922	1,682
Eaton Corp. plc	22,355	1,488
Delta Air Lines Inc.	38,275	1,407
Waste Management Inc.	21,761	1,391
Norfolk Southern Corp.	14,523	1,364
Deere & Co.	15,833	1,339
CSX Corp.	47,334	1,339
Southwest Airlines Co.	31,703	1,169
PACCAR Inc.	17,960	1,075
Cummins Inc.	8,161	1,025
American Airlines Group Inc.	26,919	977
Paychex Inc.	16,019	972
Stanley Black & Decker Inc.	7,459	923

34

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
Roper Technologies Inc.	5,035	894
Tyco International plc	20,097	878
* United Continental Holdings Inc.	16,392	826
Parker-Hannifin Corp.	6,476	794
Fortive Corp.	14,798	779
Rockwell Automation Inc.	6,276	728
* TransDigm Group Inc.	2,485	709
WW Grainger Inc.	2,822	651
* Verisk Analytics Inc. Class A	7,725	642
L-3 Communications Holdings Inc.	3,961	589
* Waters Corp.	3,742	589
Republic Services Inc. Class A	11,319	572
AMETEK Inc.	11,726	572
Rockwell Collins Inc.	6,679	559
Dover Corp.	7,484	543
Xerox Corp.	55,072	542
Cintas Corp.	4,533	533
Textron Inc.	12,954	529
Pentair plc	7,928	508
* Mettler-Toledo International Inc.	1,253	505
Kansas City Southern	5,163	499
CH Robinson Worldwide Inc.	6,814	473
Expeditors International of Washington Inc.	8,925	452
Snap-on Inc.	2,939	451
Xylem Inc.	8,565	436
Fluor Corp.	8,071	419
Alaska Air Group Inc.	6,042	408
* CoStar Group Inc.	1,788	371
IDEX Corp.	3,927	367
Huntington Ingalls Industries Inc.	2,212	365
* United Rentals Inc.	4,332	357
* Middleby Corp.	2,744	352
* HD Supply Holdings Inc.	9,591	346
JB Hunt Transport Services Inc.	4,304	342
* Stericycle Inc.	3,969	341
Avery Dennison Corp.	4,398	341
Allegion plc	4,725	337
AO Smith Corp.	3,466	334
* Trimble Navigation Ltd.	12,105	332
Wabtec Corp.	4,326	331
Carlisle Cos. Inc.	3,103	325
* Jacobs Engineering Group Inc.	5,860	309
Flowserve Corp.	6,092	295
* Spirit AeroSystems Holdings Inc. Class A	6,299	289
Hubbell Inc. Class B	2,650	287
Macquarie Infrastructure Corp.	3,558	284
Nordson Corp.	2,625	259
* Old Dominion Freight Line Inc.	3,573	254
Toro Co.	2,611	254
ManpowerGroup Inc.	3,525	252
B/E Aerospace Inc.	4,949	250
Donaldson Co. Inc.	6,576	247
* JetBlue Airways Corp.	15,255	243
* Keysight Technologies Inc.	7,894	240
* Copart Inc.	4,665	238
Robert Half International Inc.	6,095	234
* AECOM	7,238	223
Trinity Industries Inc.	9,012	220
Ryder System Inc.	3,349	219
* Teledyne Technologies Inc.	2,045	219
Orbital ATK Inc.	2,889	218
FLIR Systems Inc.	6,636	205
Deluxe Corp.	2,965	202
Curtiss-Wright Corp.	2,136	192

35

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	Oshkosh Corp.	3,526	190
*	Quanta Services Inc.	7,361	189
	Allison Transmission Holdings Inc.	6,741	187
	Graco Inc.	2,516	185
	Lincoln Electric Holdings Inc.	2,916	185
*	Zebra Technologies Corp.	2,635	184
*	Genpact Ltd.	7,647	181
	BWX Technologies Inc.	4,655	181
*	Genesee & Wyoming Inc. Class A	2,626	179
	MAXIMUS Inc.	2,905	171
*,^	XPO Logistics Inc.	4,641	166
	Booz Allen Hamilton Holding Corp. Class A	5,411	164
	EMCOR Group Inc.	2,838	163
	Pitney Bowes Inc.	8,660	162
	AGCO Corp.	3,313	161
	RR Donnelley & Sons Co.	9,307	159
	Rollins Inc.	5,532	158
	Woodward Inc.	2,509	157
	MSC Industrial Direct Co. Inc. Class A	2,142	156
	Chicago Bridge & Iron Co. NV	4,967	148
	CLARCOR Inc.	2,206	144
	ITT Inc.	3,983	144
	Crane Co.	2,233	144
*	Spirit Airlines Inc.	3,558	142
	National Instruments Corp.	5,020	140
*	Kirby Corp.	2,686	140
*	Colfax Corp.	4,703	140
	Landstar System Inc.	1,992	138
	Convergys Corp.	4,606	137
	Littelfuse Inc.	1,082	137
	EnerSys	1,938	136
	Healthcare Services Group Inc.	3,315	134
	Air Lease Corp. Class A	4,510	133
*	WESCO International Inc.	2,097	130
	HNI Corp.	2,253	126
*	Dycom Industries Inc.	1,550	126
*	Generac Holdings Inc.	3,315	124
	Terex Corp.	5,068	123
*	Clean Harbors Inc.	2,548	122
	Regal Beloit Corp.	1,928	118
	Joy Global Inc.	4,232	115
	HEICO Corp. Class A	2,019	115
*	WageWorks Inc.	1,846	114
*	Darling Ingredients Inc.	8,064	114
	Barnes Group Inc.	2,698	112
	Herman Miller Inc.	3,043	110
	ABM Industries Inc.	2,845	109
*	Hawaiian Holdings Inc.	2,325	109
^	Copa Holdings SA Class A	1,422	109
	Lexmark International Inc. Class A	2,996	107
*	Electronics For Imaging Inc.	2,276	107
*	Moog Inc. Class A	1,808	107
*	Esterline Technologies Corp.	1,383	106
	Tetra Tech Inc.	3,009	106
*	Manitowoc Foodservice Inc.	6,557	106
	Hillenbrand Inc.	3,165	102
*	MasTec Inc.	3,454	102
	John Bean Technologies Corp.	1,477	101
	G&K Services Inc. Class A	1,036	101
*	FTI Consulting Inc.	2,260	100
	Applied Industrial Technologies Inc.	2,102	100
*	KLX Inc.	2,648	99
	Kennametal Inc.	3,453	97
	UniFirst Corp.	751	96

36

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
GATX Corp.	2,163	95
* Advanced Energy Industries Inc.	2,151	95
* Itron Inc.	1,982	94
* On Assignment Inc.	2,473	93
Granite Construction Inc.	1,921	92
KBR Inc.	6,269	92
Knight Transportation Inc.	3,235	91
MSA Safety Inc.	1,527	89
Franklin Electric Co. Inc.	2,323	89
Brink's Co.	2,412	88
AZZ Inc.	1,312	87
CEB Inc.	1,435	86
* TASER International Inc.	3,172	86
Matson Inc.	2,212	85
Covanta Holding Corp.	5,617	84
Brady Corp. Class A	2,496	84
* ExlService Holdings Inc.	1,627	83
Allegiant Travel Co. Class A	595	82
Watts Water Technologies Inc. Class A	1,259	81
Forward Air Corp.	1,701	78
* Advisory Board Co.	1,835	77
* Hub Group Inc. Class A	1,889	77
Actuant Corp. Class A	3,113	74
Knoll Inc.	2,796	74
Mobile Mini Inc.	2,453	73
* TopBuild Corp.	2,117	72
Tennant Co.	1,088	70
HEICO Corp.	1,029	70
Steelcase Inc. Class A	4,673	70
Triumph Group Inc.	2,135	68
* Proto Labs Inc.	1,233	67
Exponent Inc.	1,323	67
Albany International Corp.	1,567	66
ESCO Technologies Inc.	1,453	66
Korn/Ferry International	2,744	65
* ACCO Brands Corp.	6,458	65
EnPro Industries Inc.	1,193	64
Kaman Corp.	1,421	64
* Sykes Enterprises Inc.	2,151	63
Standex International Corp.	746	63
* Chart Industries Inc.	2,065	62
CIRCOR International Inc.	1,051	62
Cubic Corp.	1,303	61
* Huron Consulting Group Inc.	966	61
* OSI Systems Inc.	897	60
SkyWest Inc.	2,100	59
* Team Inc.	1,810	58
US Ecology Inc.	1,281	57
Greenbrier Cos. Inc.	1,695	57
* Virgin America Inc.	1,026	57
General Cable Corp.	3,537	57
^ Ship Finance International Ltd.	3,775	57
* Wabash National Corp.	4,068	57
* Lydall Inc.	1,176	56
Werner Enterprises Inc.	2,424	56
Heartland Express Inc.	2,912	55
Badger Meter Inc.	830	55
AAR Corp.	2,192	54
* TriMas Corp.	2,800	54
* Astronics Corp.	1,192	53
* TrueBlue Inc.	2,432	53
* Atlas Air Worldwide Holdings Inc.	1,411	52
* SPX FLOW Inc.	1,776	52
* Swift Transportation Co.	2,764	51

37

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
^ Nordic American Tankers Ltd.	5,012	51
Federal Signal Corp.	3,816	50
* Wesco Aircraft Holdings Inc.	3,617	50
Briggs & Stratton Corp.	2,608	50
Encore Wire Corp.	1,276	49
Insperity Inc.	746	49
Aircastle Ltd.	2,257	49
* Babcock & Wilcox Enterprises Inc.	2,961	48
* Echo Global Logistics Inc.	1,835	47
* Air Transport Services Group Inc.	3,230	47
Astec Industries Inc.	786	46
Alamo Group Inc.	706	46
* Aerojet Rocketdyne Holdings Inc.	2,498	45
Sun Hydraulics Corp.	1,448	45
MTS Systems Corp.	866	43
Primoris Services Corp.	2,233	43
* Thermon Group Holdings Inc.	2,259	43
* Herc Holdings Inc.	1,245	42
* FARO Technologies Inc.	1,261	41
* Aegion Corp. Class A	2,218	41
* Tutor Perini Corp.	1,757	41
* TriNet Group Inc.	1,933	41
Kelly Services Inc. Class A	2,106	40
Raven Industries Inc.	1,639	40
Resources Connection Inc.	2,643	40
* Navigant Consulting Inc.	2,014	40
Essendant Inc.	2,024	39
* RPX Corp.	3,724	39
* Modine Manufacturing Co.	3,582	38
Gorman-Rupp Co.	1,411	38
Scorpio Tankers Inc.	7,747	38
H&E Equipment Services Inc.	2,221	35
Lindsay Corp.	490	35
Kimball International Inc. Class B	2,781	35
* ICF International Inc.	816	34
Hyster-Yale Materials Handling Inc.	652	34
Multi-Color Corp.	502	34
* Rush Enterprises Inc. Class A	1,392	33
ArcBest Corp.	1,807	33
Quad/Graphics Inc.	1,197	32
* Paylocity Holding Corp.	699	31
* SPX Corp.	1,606	30
McGrath RentCorp	947	30
* Saia Inc.	975	30
DHT Holdings Inc.	6,739	29
Altra Industrial Motion Corp.	1,026	29
* PHH Corp.	1,890	29
* Navistar International Corp.	2,036	29
Manitowoc Co. Inc.	5,376	26
Harsco Corp.	2,547	25
Argan Inc.	504	24
* CBIZ Inc.	2,102	24
* Engility Holdings Inc.	778	23
* CSW Industrials Inc.	688	22
* Milacron Holdings Corp.	1,269	22
^ GasLog Ltd.	1,592	22
* Aerovironment Inc.	849	21
TeleTech Holdings Inc.	697	20
* Energy Recovery Inc.	1,633	20
* Triton International Ltd.	1,257	19
* Overseas Shipholding Group Inc. Class A	1,713	19
Forrester Research Inc.	447	18
* Vectrus Inc.	526	18
* Casella Waste Systems Inc. Class A	1,951	18

38

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	American Railcar Industries Inc.	425	18
	Titan International Inc.	1,914	18
	Kforce Inc.	893	17
	Hackett Group Inc.	1,044	17
*	YRC Worldwide Inc.	1,472	17
	Ennis Inc.	981	16
	Mesa Laboratories Inc.	143	16
	Powell Industries Inc.	401	16
	Douglas Dynamics Inc.	495	16
	Bristow Group Inc.	1,372	16
*	Mistras Group Inc.	664	16
	Spartan Motors Inc.	1,579	16
^	Frontline Ltd.	2,021	15
	VSE Corp.	464	15
*	DXP Enterprises Inc.	539	15
*	SP Plus Corp.	600	15
	Barrett Business Services Inc.	308	14
*	Kratos Defense & Security Solutions Inc.	2,010	14
*	Ascent Capital Group Inc. Class A	594	14
	Teekay Corp.	1,837	13
*	GP Strategies Corp.	548	13
	Miller Industries Inc.	584	13
*	DHI Group Inc.	1,646	13
*	Energous Corp.	706	13
	CECO Environmental Corp.	1,137	12
	Heidrick & Struggles International Inc.	661	12
*	Monster Worldwide Inc.	3,330	12
	Columbus McKinnon Corp.	693	12
*	Control4 Corp.	1,088	12
*	Ducommun Inc.	499	12
	Park-Ohio Holdings Corp.	303	11
*,^	Plug Power Inc.	7,208	11
^	Costamare Inc.	1,254	11
	Supreme Industries Inc. Class A	610	11
	Graham Corp.	537	10
*	Roadrunner Transportation Systems Inc.	1,172	10
*	ServiceSource International Inc.	1,905	10
*	PHI Inc.	506	9
*	Great Lakes Dredge & Dock Corp.	2,437	9
	Teekay Tankers Ltd. Class A	3,360	9
*	Titan Machinery Inc.	818	9
*	Heritage-Crystal Clean Inc.	628	9
*	Orion Group Holdings Inc.	1,426	8
	FreightCar America Inc.	583	8
	Hurco Cos. Inc.	306	8
	Textainer Group Holdings Ltd.	916	8
	Kadant Inc.	147	8
	Celadon Group Inc.	990	8
*	Layne Christensen Co.	858	8
*	Maxwell Technologies Inc.	1,487	8
*	Rush Enterprises Inc. Class B	315	8
*	Hill International Inc.	1,657	7
	Ardmore Shipping Corp.	931	7
*	CRA International Inc.	243	7
*	Liquidity Services Inc.	642	6
*	IES Holdings Inc.	373	6
*	Dorian LPG Ltd.	1,112	6
	Hardinge Inc.	551	6
*	CAI International Inc.	718	6
	Tidewater Inc.	1,711	6
*	Information Services Group Inc.	1,467	6
*	Scorpio Bulkers Inc.	1,502	5
	Navios Maritime Acquisition Corp.	3,523	5
	Universal Logistics Holdings Inc.	375	5

39

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Willis Lease Finance Corp.	197	5
*	USA Truck Inc.	429	5
*	Aqua Metals Inc.	507	5
*	Vicor Corp.	409	4
*	Workhorse Group Inc.	539	4
*	Gencor Industries Inc.	370	4
*	ExOne Co.	310	4
*	NV5 Global Inc.	136	4
*	ALJ Regional Holdings Inc.	876	4
	Allied Motion Technologies Inc.	177	4
*	TRC Cos. Inc.	517	4
*	American Superconductor Corp.	553	4
*	PFSweb Inc.	395	4
*	Gener8 Maritime Inc.	712	4
	Marlin Business Services Corp.	187	4
*	MYR Group Inc.	121	4
*	Global Sources Ltd.	390	3
	Preformed Line Products Co.	74	3
*	HC2 Holdings Inc.	636	3
*	Neff Corp. Class A	283	3
*	Radiant Logistics Inc.	837	2
*,^	Patriot National Inc.	239	2
*	Blue Bird Corp.	135	2
*	Power Solutions International Inc.	168	2
*	PAM Transportation Services Inc.	92	2
*	Covenant Transportation Group Inc. Class A	9	—
*	Vishay Precision Group Inc.	9	—
			118,439
Technology (17.2%)
	Apple Inc.	271,436	28,799
	Microsoft Corp.	374,160	21,499
*	Facebook Inc. Class A	110,923	13,990
*	Alphabet Inc. Class A	14,433	11,400
*	Alphabet Inc. Class C	14,720	11,291
	Intel Corp.	234,292	8,409
	Cisco Systems Inc.	247,113	7,769
	International Business Machines Corp.	43,690	6,941
	Oracle Corp.	146,880	6,054
	QUALCOMM Inc.	72,521	4,574
	Texas Instruments Inc.	49,780	3,462
	Broadcom Ltd.	18,738	3,306
	EMC Corp.	96,426	2,795
*	salesforce.com Inc.	31,529	2,504
*	Adobe Systems Inc.	24,309	2,487
*	Yahoo! Inc.	42,632	1,823
	Hewlett Packard Enterprise Co.	84,706	1,819
*	Cognizant Technology Solutions Corp. Class A	30,234	1,737
	Applied Materials Inc.	54,379	1,623
	NVIDIA Corp.	25,197	1,546
	Intuit Inc.	11,943	1,331
	HP Inc.	84,556	1,215
	Corning Inc.	52,989	1,202
*	Electronic Arts Inc.	14,188	1,152
*	LinkedIn Corp. Class A	5,911	1,139
	Activision Blizzard Inc.	27,436	1,135
	Analog Devices Inc.	15,185	950
	Amphenol Corp. Class A	15,048	938
*	Micron Technology Inc.	51,006	841
*	Autodesk Inc.	11,208	755
	Symantec Corp.	30,318	732
	Lam Research Corp.	7,791	727
	Skyworks Solutions Inc.	9,329	698
	Xilinx Inc.	12,764	692
*	SBA Communications Corp. Class A	6,045	690

40

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
	Linear Technology Corp.	11,712	682
*	Red Hat Inc.	8,963	654
*	Citrix Systems Inc.	7,480	652
	Western Digital Corp.	13,878	648
	Motorola Solutions Inc.	8,397	646
	Microchip Technology Inc.	10,220	633
*	Twitter Inc.	31,769	610
	Maxim Integrated Products Inc.	14,297	582
	Harris Corp.	6,077	565
*	Palo Alto Networks Inc.	4,160	554
*	ServiceNow Inc.	7,618	554
	NetApp Inc.	15,961	552
*	Workday Inc. Class A	6,262	531
	KLA-Tencor Corp.	7,576	525
	CA Inc.	13,972	474
*	Akamai Technologies Inc.	8,333	457
	CDK Global Inc.	7,481	434
	Amdocs Ltd.	7,213	434
*	Synopsys Inc.	7,241	429
	Juniper Networks Inc.	18,415	425
*	ANSYS Inc.	4,197	399
*	F5 Networks Inc.	3,203	393
*	Splunk Inc.	6,545	381
*	Cadence Design Systems Inc.	14,738	375
*	Gartner Inc.	3,878	353
	Computer Sciences Corp.	7,380	347
	CDW Corp.	7,760	346
*	Qorvo Inc.	6,032	346
*	VeriSign Inc.	4,562	340
	SS&C Technologies Holdings Inc.	9,713	320
*	Fortinet Inc.	8,729	315
*	PTC Inc.	7,249	309
*,^	VMware Inc. Class A	4,004	294
*	Arrow Electronics Inc.	4,383	289
*	Ultimate Software Group Inc.	1,334	279
	Sabre Corp.	9,882	278
*	NetSuite Inc.	2,444	266
*	Tyler Technologies Inc.	1,578	259
	Avnet Inc.	6,148	256
^	Leidos Holdings Inc.	6,304	255
*	ARRIS International plc	9,051	254
*	Advanced Micro Devices Inc.	32,609	241
	Marvell Technology Group Ltd.	19,195	238
	Ingram Micro Inc.	6,694	234
*	IMS Health Holdings Inc.	7,540	225
*	NCR Corp.	6,284	213
*	Manhattan Associates Inc.	3,484	211
*	Guidewire Software Inc.	3,370	207
	Blackbaud Inc.	3,042	205
*	Take-Two Interactive Software Inc.	4,713	205
*	Microsemi Corp.	5,110	204
	IAC/InterActiveCorp	3,475	204
*	ON Semiconductor Corp.	18,851	204
	FEI Co.	1,879	200
	Jabil Circuit Inc.	9,378	199
	DST Systems Inc.	1,630	198
	CSRA Inc.	7,797	198
*	Teradata Corp.	6,205	197
	Brocade Communications Systems Inc.	21,677	195
	Teradyne Inc.	9,176	193
	Cognex Corp.	3,870	193
*	CommScope Holding Co. Inc.	6,105	181
	Cypress Semiconductor Corp.	14,820	177
*	Ellie Mae Inc.	1,796	176

41

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
* Rackspace Hosting Inc.	5,494	173
* Aspen Technology Inc.	3,756	171
Mentor Graphics Corp.	7,105	171
* IPG Photonics Corp.	1,914	166
* Cavium Inc.	2,884	161
* ViaSat Inc.	2,107	158
* Cirrus Logic Inc.	3,047	155
* GrubHub Inc.	3,788	154
* Nuance Communications Inc.	10,498	153
* Tableau Software Inc. Class A	2,620	152
* Ciena Corp.	6,916	148
* Arista Networks Inc.	1,845	147
* EPAM Systems Inc.	2,145	146
Monolithic Power Systems Inc.	1,886	145
SYNNEX Corp.	1,351	143
Science Applications International Corp.	2,223	142
* Proofpoint Inc.	1,815	140
* Yelp Inc. Class A	3,518	135
Intersil Corp. Class A	6,813	134
MKS Instruments Inc.	2,647	129
* Tech Data Corp.	1,730	128
* Integrated Device Technology Inc.	6,373	128
InterDigital Inc.	1,781	127
* Coherent Inc.	1,165	123
Dolby Laboratories Inc. Class A	2,483	122
* Fleetmatics Group plc	2,028	121
* Entegris Inc.	7,024	120
* Cornerstone OnDemand Inc.	2,714	119
* NetScout Systems Inc.	3,994	118
* Zendesk Inc.	3,846	117
* Silicon Laboratories Inc.	2,024	116
* Cree Inc.	4,753	114
* Envestnet Inc.	2,888	114
* Universal Display Corp.	1,977	114
* CACI International Inc. Class A	1,145	114
* FireEye Inc.	7,908	114
LogMeIn Inc.	1,359	113
* Paycom Software Inc.	2,208	113
* Fairchild Semiconductor International Inc. Class A	5,634	112
* Finisar Corp.	5,206	110
* Zynga Inc. Class A	39,184	107
* Groupon Inc. Class A	19,402	103
* NETGEAR Inc.	1,802	103
* Ambarella Inc.	1,398	101
* CommVault Systems Inc.	1,953	101
* VeriFone Systems Inc.	5,062	101
Vishay Intertechnology Inc.	7,076	100
* ACI Worldwide Inc.	5,118	98
* Anixter International Inc.	1,525	97
* Verint Systems Inc.	2,799	95
* Viavi Solutions Inc.	11,965	93
* Synaptics Inc.	1,607	92
* Synchronoss Technologies Inc.	2,192	92
Diebold Inc.	3,242	91
* Acxiom Corp.	3,487	91
* Polycom Inc.	7,280	91
Tessera Technologies Inc.	2,691	90
* Lumentum Holdings Inc.	2,555	90
* Semtech Corp.	3,342	89
* Inphi Corp.	2,051	88
* Sanmina Corp.	3,330	88
Power Integrations Inc.	1,470	86
^ Ebix Inc.	1,506	86
* Rovi Corp.	4,186	86

42

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Rambus Inc.	6,135	85
*	EchoStar Corp. Class A	2,165	84
*	3D Systems Corp.	5,732	83
*	MicroStrategy Inc. Class A	485	81
*	Plexus Corp.	1,751	81
*	Fabrinet	2,076	81
*	Progress Software Corp.	2,754	80
	NIC Inc.	3,375	78
	Plantronics Inc.	1,496	76
*	DigitalGlobe Inc.	2,793	76
*	NeuStar Inc. Class A	2,950	75
*	Infoblox Inc.	3,492	75
*	BroadSoft Inc.	1,630	74
	Methode Electronics Inc.	2,015	74
*	comScore Inc.	2,379	73
	CSG Systems International Inc.	1,671	73
*	Gigamon Inc.	1,649	73
*	RealPage Inc.	2,808	72
*	GoDaddy Inc. Class A	2,219	72
*	Interactive Intelligence Group Inc.	1,200	72
*	RingCentral Inc. Class A	3,231	71
*	Benchmark Electronics Inc.	2,939	71
*	Syntel Inc.	1,444	67
*	iRobot Corp.	1,662	66
*	Imperva Inc.	1,456	66
*	Insight Enterprises Inc.	2,137	65
*	HubSpot Inc.	1,140	64
*	Ubiquiti Networks Inc.	1,230	63
*	AVG Technologies NV	2,505	62
*	II-VI Inc.	2,876	61
*	Qualys Inc.	1,661	57
	Brooks Automation Inc.	4,491	57
*	Rogers Corp.	1,009	56
*	MACOM Technology Solutions Holdings Inc.	1,364	56
	Pegasystems Inc.	2,143	55
*	Rofin-Sinar Technologies Inc.	1,712	55
*	Infinera Corp.	6,257	54
*	ScanSource Inc.	1,547	53
*	Knowles Corp.	3,795	53
*	Bottomline Technologies de Inc.	2,228	51
*	FormFactor Inc.	4,946	51
	Monotype Imaging Holdings Inc.	2,419	51
*	Mercury Systems Inc.	2,233	51
*	Veeco Instruments Inc.	2,518	50
*	Diodes Inc.	2,349	48
*,^	Globant SA	1,219	48
*	Cray Inc.	2,077	48
*	Stratasys Ltd.	2,205	47
*	SPS Commerce Inc.	719	47
*	Ixia	4,062	47
	CTS Corp.	2,407	46
	EarthLink Holdings Corp.	7,167	46
*	Web.com Group Inc.	2,593	45
*	Inovalon Holdings Inc. Class A	2,808	44
*	Novanta Inc.	2,553	43
*	Callidus Software Inc.	2,209	43
*	MaxLinear Inc.	2,225	43
*	Super Micro Computer Inc.	1,971	43
*	ShoreTel Inc.	4,937	40
*	InvenSense Inc.	5,241	39
	ADTRAN Inc.	2,105	39
*	Oclaro Inc.	4,897	39
*,^	Pure Storage Inc. Class A	3,249	38
*	New Relic Inc.	1,036	38

43

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
* ePlus Inc.	420	38
ManTech International Corp. Class A	948	38
* Silver Spring Networks Inc.	2,681	37
* Sonus Networks Inc.	4,208	36
* Cvent Inc.	1,100	36
* NeoPhotonics Corp.	2,391	36
* Black Knight Financial Services Inc. Class A	860	34
* Endurance International Group Holdings Inc.	4,092	33
* Atlassian Corp. plc Class A	1,082	32
* Box Inc.	2,308	32
* Virtusa Corp.	1,203	32
* Ultratech Inc.	1,212	30
* Perficient Inc.	1,491	30
* TTM Technologies Inc.	2,611	28
* Lattice Semiconductor Corp.	4,553	28
* Rapid7 Inc.	1,518	27
AVX Corp.	1,981	27
* CEVA Inc.	863	27
* Amkor Technology Inc.	2,973	27
* Photronics Inc.	2,822	27
* Alarm.com Holdings Inc.	977	27
DTS Inc.	724	24
* Match Group Inc.	1,479	24
* Applied Micro Circuits Corp.	3,308	23
* Alpha & Omega Semiconductor Ltd.	1,064	22
* Rudolph Technologies Inc.	1,257	22
* CalAmp Corp.	1,427	21
* Q2 Holdings Inc.	723	20
* VASCO Data Security International Inc.	1,105	20
* TrueCar Inc.	2,079	20
* Five9 Inc.	1,338	20
* Bankrate Inc.	2,495	20
* CommerceHub Inc.	1,292	19
* Hortonworks Inc.	2,332	19
* GTT Communications Inc.	871	18
* Unisys Corp.	1,830	18
* LivePerson Inc.	2,367	18
* Brightcove Inc.	1,425	18
Epiq Systems Inc.	1,110	18
* Loral Space & Communications Inc.	496	18
* Blucora Inc.	1,740	18
* Extreme Networks Inc.	4,570	18
* Vocera Communications Inc.	1,100	18
Comtech Telecommunications Corp.	1,383	18
* Nanometrics Inc.	870	18
* Actua Corp.	1,685	17
* Barracuda Networks Inc.	711	16
* RetailMeNot Inc.	1,402	16
* Nimble Storage Inc.	1,888	16
* PROS Holdings Inc.	766	15
* Kimball Electronics Inc.	1,243	15
* Tangoe Inc.	1,610	15
* pdvWireless Inc.	578	15
* Intralinks Holdings Inc.	1,537	15
* Evolent Health Inc. Class A	577	14
* Silicon Graphics International Corp.	1,849	14
* KEYW Holding Corp.	1,419	14
* A10 Networks Inc.	1,426	14
* Global Eagle Entertainment Inc.	1,683	14
Sapiens International Corp. NV	1,037	14
* Harmonic Inc.	3,210	14
* Digi International Inc.	1,191	14
Acacia Research Corp.	2,241	13
* Exar Corp.	1,466	13

44

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Avid Technology Inc.	1,471	13
*	ChannelAdvisor Corp.	1,058	13
*	Calix Inc.	1,743	13
*	DSP Group Inc.	1,117	13
*	Axcelis Technologies Inc.	1,096	13
	Park Electrochemical Corp.	777	13
	Daktronics Inc.	1,322	13
*	Carbonite Inc.	900	13
	PC Connection Inc.	468	12
	American Software Inc. Class A	1,171	12
*	Sigma Designs Inc.	1,602	12
	American Science & Engineering Inc.	325	12
*	Benefitfocus Inc.	286	12
*	Lionbridge Technologies Inc.	2,370	12
	Bel Fuse Inc. Class B	501	11
*	Applied Optoelectronics Inc.	681	11
*	Varonis Systems Inc.	381	11
*	Ultra Clean Holdings Inc.	1,547	11
*	MeetMe Inc.	1,949	11
	Cohu Inc.	1,027	11
*	Silicom Ltd.	271	11
	IXYS Corp.	949	11
*	Sparton Corp.	473	11
*	Mitek Systems Inc.	1,392	11
*	Exa Corp.	662	11
*	Digimarc Corp.	286	10
*	Glu Mobile Inc.	4,345	10
*	Zix Corp.	2,658	10
*	Rubicon Project Inc.	1,172	10
	NVE Corp.	167	10
*	Jive Software Inc.	2,276	10
*	CommerceHub Inc. Class A	642	9
	Black Box Corp.	665	9
*	Bazaarvoice Inc.	2,239	9
	QAD Inc. Class A	377	9
	Reis Inc.	444	9
*	USA Technologies Inc.	1,698	8
*	Clearfield Inc.	465	8
*	Radisys Corp.	1,688	8
*	Immersion Corp.	1,130	8
*	Model N Inc.	690	7
*	Electro Scientific Industries Inc.	1,302	7
*	Kopin Corp.	3,357	7
*	Telenav Inc.	1,192	7
*	KVH Industries Inc.	798	7
*	Autobytel Inc.	414	7
*	Aerohive Networks Inc.	940	6
*	Everyday Health Inc.	811	6
*	TechTarget Inc.	739	6
*,^	VirnetX Holding Corp.	1,963	5
*	Rightside Group Ltd.	548	5
*	MINDBODY Inc. Class A	295	5
*	ARC Document Solutions Inc.	1,504	5
*	Acacia Communications Inc.	44	5
*	Numerex Corp. Class A	651	5
*	Limelight Networks Inc.	2,595	5
*	Appfolio Inc.	248	5
*	Xactly Corp.	323	4
*	MobileIron Inc.	1,432	4
*	GigPeak Inc.	2,207	4
*	SecureWorks Corp. Class A	291	4
	EMCORE Corp.	805	4
*	Workiva Inc.	210	4
	NCI Inc. Class A	290	3

45

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
		Shares	($000)
*	Amber Road Inc.	324	3
*	RealNetworks Inc.	553	3
*	Park City Group Inc.	218	2
*	Majesco	282	1
*	Guidance Software Inc.	189	1
*	Apigee Corp.	66	1
*	Agilysys Inc.	18	—
*	Datalink Corp.	18	—
			193,856
Utilities (5.7%)
	AT&T Inc.	304,766	12,459
	Verizon Communications Inc.	202,306	10,587
	NextEra Energy Inc.	22,784	2,756
	Duke Energy Corp.	34,078	2,715
	Southern Co.	46,878	2,406
	Dominion Resources Inc.	30,545	2,265
	American Electric Power Co. Inc.	24,131	1,558
	PG&E Corp.	24,642	1,526
	Exelon Corp.	43,487	1,479
	Sempra Energy	12,328	1,290
	PPL Corp.	33,499	1,165
	Edison International	15,549	1,131
	Consolidated Edison Inc.	14,856	1,118
	Public Service Enterprise Group Inc.	24,955	1,067
	Xcel Energy Inc.	24,785	1,025
	WEC Energy Group Inc.	15,666	938
	Eversource Energy	15,733	849
	DTE Energy Co.	8,779	816
	CenturyLink Inc.	26,302	731
*	Level 3 Communications Inc.	14,205	705
	Entergy Corp.	9,004	704
	FirstEnergy Corp.	21,217	694
*	T-Mobile US Inc.	14,245	660
	Ameren Corp.	11,933	590
	CMS Energy Corp.	13,436	564
	American Water Works Co. Inc.	7,488	554
	CenterPoint Energy Inc.	20,620	463
	SCANA Corp.	6,213	439
	Alliant Energy Corp.	11,239	427
	Westar Energy Inc. Class A	7,215	396
	AES Corp.	31,978	386
	NiSource Inc.	15,970	382
	Pinnacle West Capital Corp.	5,026	377
	UGI Corp.	8,222	374
	Atmos Energy Corp.	4,781	352
	ITC Holdings Corp.	7,637	345
	OGE Energy Corp.	9,475	295
	Frontier Communications Corp.	61,940	285
	Aqua America Inc.	9,169	279
	MDU Resources Group Inc.	10,684	252
*	Zayo Group Holdings Inc.	7,787	226
	Piedmont Natural Gas Co. Inc.	3,756	226
*,^	Sprint Corp.	34,804	215
	Questar Corp.	8,520	213
*	Calpine Corp.	16,970	212
	National Fuel Gas Co.	3,512	200
	Vectren Corp.	4,087	200
	Great Plains Energy Inc.	7,341	199
	NRG Energy Inc.	16,294	197
	Hawaiian Electric Industries Inc.	6,367	191
	New Jersey Resources Corp.	5,349	180
	Portland General Electric Co.	4,138	174
	IDACORP Inc.	2,270	173
	Southwest Gas Corp.	2,374	166

46

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

		Market
		Value
	Shares	($000)
WGL Holdings Inc.	2,546	160
Black Hills Corp.	2,654	155
ONE Gas Inc.	2,451	150
j2 Global Inc.	2,145	146
South Jersey Industries Inc.	4,788	142
Avangrid Inc.	3,405	142
ALLETE Inc.	2,305	137
Spire Inc.	2,018	131
Telephone & Data Systems Inc.	4,630	129
NorthWestern Corp.	2,202	127
Avista Corp.	2,968	121
PNM Resources Inc.	3,768	120
El Paso Electric Co.	2,103	96
Ormat Technologies Inc.	1,891	92
Northwest Natural Gas Co.	1,432	86
MGE Energy Inc.	1,549	85
Cogent Communications Holdings Inc.	2,386	85
California Water Service Group	2,556	78
American States Water Co.	1,953	76
Empire District Electric Co.	2,199	74
Otter Tail Corp.	2,135	73
Shenandoah Telecommunications Co.	2,585	67
* Dynegy Inc.	5,232	66
Pattern Energy Group Inc. Class A	2,737	65
Consolidated Communications Holdings Inc.	2,697	65
* Vonage Holdings Corp.	10,158	59
Chesapeake Utilities Corp.	891	57
* Cincinnati Bell Inc.	13,533	57
* Globalstar Inc.	31,266	49
* 8x8 Inc.	3,563	47
* Talen Energy Corp.	3,373	47
SJW Corp.	1,087	46
NRG Yield Inc. Class A	2,702	43
^ Atlantica Yield plc	2,137	40
Unitil Corp.	1,018	40
* inContact Inc.	2,562	36
* United States Cellular Corp.	952	35
Windstream Holdings Inc.	3,925	33
* General Communication Inc. Class A	2,322	32
NRG Yield Inc.	1,906	32
West Corp.	1,366	32
* Gogo Inc.	2,437	30
* Iridium Communications Inc.	3,451	29
* ORBCOMM Inc.	2,735	27
ATN International Inc.	409	27
Inteliquent Inc.	1,393	23
* Straight Path Communications Inc. Class B	924	22
Middlesex Water Co.	622	21
Connecticut Water Service Inc.	432	20
York Water Co.	601	17
* Boingo Wireless Inc.	1,723	15
Spok Holdings Inc.	864	14
Atlantic Power Corp.	5,183	13
* FairPoint Communications Inc.	798	11
* Hawaiian Telcom Holdco Inc.	483	11
IDT Corp. Class B	698	10
* NII Holdings Inc.	2,537	8
Delta Natural Gas Co. Inc.	327	8
Artesian Resources Corp. Class A	284	8
Consolidated Water Co. Ltd.	433	6
Global Water Resources Inc.	391	3
Spark Energy Inc. Class A	107	3
Genie Energy Ltd. Class B	401	3
* Intelsat SA	799	2

47

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2016

				Market
				Value
			Shares	($000)
* Lumos Networks Corp.			18	—
				63,860
Total Common Stocks (Cost $1,058,966)				1,125,311

	Coupon
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.2%)
3,4 Vanguard Market Liquidity Fund	0.612%		18,212	1,822

			Face
		Maturity	Amount
		Date	($000)
U.S. Government and Agency Obligations (0.1%)
5,6 Federal Home Loan Bank Discount Notes	0.371%	9/13/16	1,000	1,000
Total Temporary Cash Investments (Cost $2,821)				2,822
Total Investments (100.0%) (Cost $1,061,787)				1,128,133
Other Assets and Liabilities—Net (0.0%)[4]				443
Net Assets (100%)				1,128,576

*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,525,000.
1	The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2	“Other” represents securities that are not classified by the fund’s benchmark index.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Includes $1,642,000 of collateral received for securities on loan.
5	The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6	Securities with a value of $400,000 have been segregated as initial margin for open futures contracts. CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.

48

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© 2016 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

SNA18540 102016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 3000 Index Fund:

In our opinion, the accompanying statement of net assets – investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Russell 3000 Index Fund (constituting a separate portfolio of Vanguard Scottsdale Funds, hereafter referred to as the “Fund”) at August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights and schedule of investments (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

October 18, 2016

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, PA 19103-7042
T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (0.3%)
U.S. Government Securities (0.3%)
United States Treasury Note/Bond
(Costs $59,133)	0.750%	7/31/18	59,200	59,135

Corporate Bonds (98.5%)
Finance (41.1%)
Banking (33.1%)
American Express Bank FSB	6.000%	9/13/17	8,380	8,788
American Express Centurion Bank	6.000%	9/13/17	4,754	4,986
American Express Co.	7.000%	3/19/18	22,854	24,778
American Express Co.	1.550%	5/22/18	11,789	11,817
American Express Co.	8.125%	5/20/19	1,600	1,862
American Express Credit Corp.	1.550%	9/22/17	5,600	5,619
American Express Credit Corp.	2.125%	7/27/18	8,113	8,259
American Express Credit Corp.	1.800%	7/31/18	7,305	7,365
American Express Credit Corp.	1.875%	11/5/18	5,500	5,553
American Express Credit Corp.	2.125%	3/18/19	15,152	15,439
American Express Credit Corp.	2.250%	8/15/19	12,164	12,418
American Express Credit Corp.	2.375%	5/26/20	17,475	17,873
American Express Credit Corp.	2.600%	9/14/20	12,706	13,088
American Express Credit Corp.	2.250%	5/5/21	18,481	18,776
Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	6,625	6,658
Australia & New Zealand Banking Group Ltd.	1.500%	1/16/18	4,975	4,991
Australia & New Zealand Banking Group Ltd.	1.450%	5/15/18	10,325	10,324
Australia & New Zealand Banking Group Ltd.	2.000%	11/16/18	8,500	8,585
Australia & New Zealand Banking Group Ltd.	2.250%	6/13/19	9,830	9,988
Australia & New Zealand Banking Group Ltd.	1.600%	7/15/19	9,725	9,711
Australia & New Zealand Banking Group Ltd.	2.700%	11/16/20	8,500	8,767
Australia & New Zealand Banking Group Ltd.	2.300%	6/1/21	11,125	11,302
Banco Bilbao Vizcaya Argentaria SA	3.000%	10/20/20	9,725	9,954
Bancolombia SA	5.950%	6/3/21	8,000	8,799
Bank of America Corp.	6.000%	9/1/17	15,629	16,301
Bank of America Corp.	5.750%	12/1/17	24,955	26,243
Bank of America Corp.	2.000%	1/11/18	34,840	35,049
Bank of America Corp.	6.875%	4/25/18	53,339	57,811
Bank of America Corp.	5.650%	5/1/18	34,284	36,476
Bank of America Corp.	6.500%	7/15/18	4,004	4,346
Bank of America Corp.	6.875%	11/15/18	6,520	7,234
Bank of America Corp.	2.600%	1/15/19	41,232	42,142
Bank of America Corp.	5.490%	3/15/19	3,450	3,724
Bank of America Corp.	2.650%	4/1/19	28,486	29,068
Bank of America Corp.	7.625%	6/1/19	24,824	28,521
Bank of America Corp.	2.250%	4/21/20	25,850	26,047
Bank of America Corp.	5.625%	7/1/20	28,240	31,874
Bank of America Corp.	2.625%	10/19/20	25,675	26,234
Bank of America Corp.	5.875%	1/5/21	13,755	15,825
Bank of America Corp.	2.625%	4/19/21	12,550	12,794
Bank of America Corp.	5.000%	5/13/21	14,235	15,973
Bank of America NA	1.650%	3/26/18	14,416	14,481
Bank of America NA	1.750%	6/5/18	18,225	18,348
Bank of America NA	2.050%	12/7/18	10,450	10,587
Bank of Montreal	1.400%	9/11/17	5,049	5,083
Bank of Montreal	1.450%	4/9/18	10,044	10,070
Bank of Montreal	1.400%	4/10/18	10,475	10,491
Bank of Montreal	1.800%	7/31/18	6,450	6,505
Bank of Montreal	1.350%	8/28/18	5,000	5,000
Bank of Montreal	2.375%	1/25/19	11,600	11,842
Bank of Montreal	1.500%	7/18/19	12,500	12,503
Bank of Montreal	1.900%	8/27/21	19,000	18,923
Bank of New York Mellon Corp.	1.350%	3/6/18	8,434	8,452
Bank of New York Mellon Corp.	1.600%	5/22/18	500	504
Bank of New York Mellon Corp.	2.100%	8/1/18	3,106	3,153
Bank of New York Mellon Corp.	2.100%	1/15/19	10,491	10,665

1

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of New York Mellon Corp.	2.200%	3/4/19	6,950	7,077
Bank of New York Mellon Corp.	2.200%	5/15/19	9,225	9,416
Bank of New York Mellon Corp.	5.450%	5/15/19	3,300	3,644
Bank of New York Mellon Corp.	2.300%	9/11/19	9,803	10,033
Bank of New York Mellon Corp.	4.600%	1/15/20	1,225	1,340
Bank of New York Mellon Corp.	2.150%	2/24/20	13,440	13,661
Bank of New York Mellon Corp.	2.600%	8/17/20	9,845	10,098
Bank of New York Mellon Corp.	2.450%	11/27/20	15,572	16,014
Bank of New York Mellon Corp.	4.150%	2/1/21	2,000	2,188
Bank of New York Mellon Corp.	2.500%	4/15/21	7,511	7,712
Bank of New York Mellon Corp.	2.050%	5/3/21	13,000	13,133
Bank of Nova Scotia	1.375%	12/18/17	4,894	4,901
Bank of Nova Scotia	1.450%	4/25/18	11,660	11,670
Bank of Nova Scotia	1.700%	6/11/18	8,650	8,702
Bank of Nova Scotia	2.050%	10/30/18	15,666	15,886
Bank of Nova Scotia	1.950%	1/15/19	1,900	1,923
Bank of Nova Scotia	2.050%	6/5/19	16,000	16,205
Bank of Nova Scotia	1.650%	6/14/19	13,725	13,769
Bank of Nova Scotia	2.350%	10/21/20	10,600	10,837
Bank of Nova Scotia	4.375%	1/13/21	5,100	5,650
Bank of Nova Scotia	2.450%	3/22/21	12,380	12,704
Bank of Nova Scotia	2.800%	7/21/21	8,614	8,979
Barclays Bank plc	5.125%	1/8/20	5,890	6,383
Barclays Bank plc	5.140%	10/14/20	9,600	10,366
Barclays plc	2.000%	3/16/18	8,775	8,776
Barclays plc	2.750%	11/8/19	15,035	15,139
Barclays plc	2.875%	6/8/20	9,625	9,703
Barclays plc	3.250%	1/12/21	20,343	20,727
Barclays plc	3.200%	8/10/21	10,000	10,052
BB&T Corp.	1.450%	1/12/18	6,125	6,137
BB&T Corp.	2.050%	6/19/18	11,364	11,496
BB&T Corp.	2.250%	2/1/19	7,400	7,537
BB&T Corp.	6.850%	4/30/19	3,150	3,575
BB&T Corp.	5.250%	11/1/19	4,722	5,208
BB&T Corp.	2.450%	1/15/20	13,775	14,111
BB&T Corp.	2.625%	6/29/20	2,000	2,058
BB&T Corp.	2.050%	5/10/21	14,500	14,609
Bear Stearns Cos. LLC	6.400%	10/2/17	21,470	22,613
Bear Stearns Cos. LLC	7.250%	2/1/18	30,305	32,702
Bear Stearns Cos. LLC	4.650%	7/2/18	3,015	3,183
BNP Paribas SA	2.375%	9/14/17	20,573	20,779
BNP Paribas SA	2.700%	8/20/18	11,060	11,296
BNP Paribas SA	2.400%	12/12/18	19,120	19,422
BNP Paribas SA	2.450%	3/17/19	3,540	3,605
BNP Paribas SA	2.375%	5/21/20	13,618	13,836
BNP Paribas SA	5.000%	1/15/21	21,006	23,580
BPCE SA	2.500%	12/10/18	10,950	11,169
BPCE SA	2.500%	7/15/19	8,875	9,074
BPCE SA	2.250%	1/27/20	9,625	9,768
BPCE SA	2.650%	2/3/21	6,220	6,420
Branch Banking & Trust Co.	2.300%	10/15/18	7,633	7,785
Branch Banking & Trust Co.	1.450%	5/10/19	13,325	13,328
Branch Banking & Trust Co.	2.850%	4/1/21	5,391	5,621
Canadian Imperial Bank of Commerce	1.550%	1/23/18	9,525	9,553
Canadian Imperial Bank of Commerce	1.600%	9/6/19	5,300	5,301
Capital One Bank USA NA	2.150%	11/21/18	3,900	3,935
Capital One Bank USA NA	2.250%	2/13/19	15,550	15,734
Capital One Bank USA NA	2.300%	6/5/19	5,750	5,820
Capital One Bank USA NA	8.800%	7/15/19	2,127	2,497
Capital One Financial Corp.	6.750%	9/15/17	5,325	5,609
Capital One Financial Corp.	2.450%	4/24/19	11,400	11,630
Capital One Financial Corp.	4.750%	7/15/21	11,381	12,683
Capital One NA	1.500%	9/5/17	1,800	1,802
Capital One NA	1.650%	2/5/18	15,400	15,420

2

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Capital One NA	1.500%	3/22/18	4,806	4,800
Capital One NA	2.350%	8/17/18	7,223	7,316
Capital One NA	2.400%	9/5/19	7,650	7,785
Capital One NA	2.950%	7/23/21	9,400	9,724
Citigroup Inc.	6.125%	11/21/17	11,413	12,033
Citigroup Inc.	1.850%	11/24/17	15,969	16,034
Citigroup Inc.	1.800%	2/5/18	25,310	25,402
Citigroup Inc.	1.700%	4/27/18	28,393	28,421
Citigroup Inc.	1.750%	5/1/18	19,056	19,084
Citigroup Inc.	6.125%	5/15/18	8,089	8,682
Citigroup Inc.	2.150%	7/30/18	8,195	8,272
Citigroup Inc.	2.500%	9/26/18	15,400	15,658
Citigroup Inc.	2.050%	12/7/18	15,090	15,200
Citigroup Inc.	2.550%	4/8/19	23,194	23,654
Citigroup Inc.	8.500%	5/22/19	2,000	2,349
Citigroup Inc.	2.050%	6/7/19	5,050	5,086
Citigroup Inc.	2.500%	7/29/19	17,429	17,741
Citigroup Inc.	2.400%	2/18/20	17,730	17,965
Citigroup Inc.	5.375%	8/9/20	4,574	5,132
Citigroup Inc.	2.650%	10/26/20	20,100	20,584
Citigroup Inc.	2.700%	3/30/21	25,750	26,250
Citigroup Inc.	2.350%	8/2/21	14,000	14,032
Citizens Bank NA	1.600%	12/4/17	3,600	3,589
Citizens Bank NA	2.300%	12/3/18	5,000	5,049
Citizens Bank NA	2.500%	3/14/19	2,700	2,743
Citizens Bank NA	2.450%	12/4/19	4,050	4,103
Citizens Bank NA	2.550%	5/13/21	13,000	13,236
Citizens Financial Group Inc.	2.375%	7/28/21	2,000	2,006
City National Corp.	5.250%	9/15/20	2,050	2,307
Comerica Inc.	2.125%	5/23/19	6,700	6,738
Commonwealth Bank of Australia	1.400%	9/8/17	7,425	7,437
Commonwealth Bank of Australia	1.900%	9/18/17	13,085	13,163
Commonwealth Bank of Australia	1.625%	3/12/18	18,475	18,544
Commonwealth Bank of Australia	2.500%	9/20/18	15,887	16,206
Commonwealth Bank of Australia	1.750%	11/2/18	7,425	7,463
Commonwealth Bank of Australia	2.250%	3/13/19	15,200	15,442
Commonwealth Bank of Australia	2.050%	3/15/19	4,150	4,196
Commonwealth Bank of Australia	2.300%	9/6/19	9,850	10,019
Commonwealth Bank of Australia	2.300%	3/12/20	500	509
Commonwealth Bank of Australia	2.400%	11/2/20	7,325	7,489
Commonwealth Bank of Australia	2.550%	3/15/21	8,350	8,567
Compass Bank	1.850%	9/29/17	2,300	2,294
Compass Bank	6.400%	10/1/17	1,730	1,804
Compass Bank	2.750%	9/29/19	2,885	2,872
Cooperatieve Rabobank UA	1.700%	3/19/18	17,650	17,718
Cooperatieve Rabobank UA	2.250%	1/14/19	16,356	16,630
Cooperatieve Rabobank UA	1.375%	8/9/19	1,000	994
Cooperatieve Rabobank UA	2.250%	1/14/20	10,000	10,147
Cooperatieve Rabobank UA	4.500%	1/11/21	7,011	7,775
Cooperatieve Rabobank UA	2.500%	1/19/21	20,650	21,214
Credit Suisse AG	1.750%	1/29/18	18,955	18,976
Credit Suisse AG	6.000%	2/15/18	12,459	13,131
Credit Suisse AG	1.700%	4/27/18	18,625	18,635
Credit Suisse AG	2.300%	5/28/19	24,356	24,697
Credit Suisse AG	5.300%	8/13/19	10,328	11,369
Credit Suisse AG	5.400%	1/14/20	14,051	15,373
Credit Suisse AG	4.375%	8/5/20	1,761	1,894
Credit Suisse Group Funding Guernsey Ltd.	2.750%	3/26/20	16,800	16,819
Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	17,590	17,820
1 Credit Suisse Group Funding Guernsey Ltd.	3.450%	4/16/21	18,650	19,044
Deutsche Bank AG	6.000%	9/1/17	22,565	23,441
Deutsche Bank AG	1.875%	2/13/18	16,625	16,522
Deutsche Bank AG	2.500%	2/13/19	19,811	19,833
Deutsche Bank AG	2.850%	5/10/19	16,375	16,391

3

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Deutsche Bank AG	2.950%	8/20/20	1,825	1,818
Deutsche Bank AG	3.125%	1/13/21	11,125	11,093
Deutsche Bank AG	3.375%	5/12/21	16,800	16,784
Discover Bank	2.000%	2/21/18	6,665	6,683
Discover Bank	2.600%	11/13/18	7,250	7,349
Discover Bank	7.000%	4/15/20	3,900	4,427
Discover Bank	3.100%	6/4/20	12,050	12,372
Discover Bank	3.200%	8/9/21	4,500	4,607
Fifth Third Bancorp	4.500%	6/1/18	1,875	1,963
Fifth Third Bancorp	2.300%	3/1/19	6,300	6,416
Fifth Third Bancorp	2.875%	7/27/20	14,329	14,834
Fifth Third Bank	1.450%	2/28/18	4,800	4,808
Fifth Third Bank	2.150%	8/20/18	6,225	6,304
Fifth Third Bank	2.300%	3/15/19	7,750	7,887
Fifth Third Bank	2.375%	4/25/19	7,850	8,004
Fifth Third Bank	2.250%	6/14/21	8,800	8,928
First Horizon National Corp.	3.500%	12/15/20	6,750	6,876
First Niagara Financial Group Inc.	6.750%	3/19/20	3,100	3,487
First Republic Bank	2.375%	6/17/19	4,220	4,246
Goldman Sachs Group Inc.	5.950%	1/18/18	31,314	33,184
Goldman Sachs Group Inc.	2.375%	1/22/18	22,522	22,799
Goldman Sachs Group Inc.	6.150%	4/1/18	38,959	41,722
Goldman Sachs Group Inc.	2.900%	7/19/18	23,122	23,709
Goldman Sachs Group Inc.	2.625%	1/31/19	29,522	30,222
Goldman Sachs Group Inc.	7.500%	2/15/19	26,072	29,665
Goldman Sachs Group Inc.	2.000%	4/25/19	1,000	1,011
Goldman Sachs Group Inc.	2.550%	10/23/19	23,066	23,582
Goldman Sachs Group Inc.	5.375%	3/15/20	22,827	25,346
Goldman Sachs Group Inc.	2.600%	4/23/20	22,675	23,109
Goldman Sachs Group Inc.	6.000%	6/15/20	16,149	18,397
Goldman Sachs Group Inc.	2.750%	9/15/20	20,775	21,326
Goldman Sachs Group Inc.	2.875%	2/25/21	9,850	10,131
Goldman Sachs Group Inc.	2.625%	4/25/21	17,250	17,556
Goldman Sachs Group Inc.	5.250%	7/27/21	32,783	37,216
HSBC Bank USA NA	4.875%	8/24/20	11,680	12,716
HSBC Holdings plc	3.400%	3/8/21	27,369	28,536
HSBC Holdings plc	5.100%	4/5/21	25,602	28,588
HSBC Holdings plc	2.950%	5/25/21	20,500	21,022
HSBC USA Inc.	1.625%	1/16/18	19,075	19,079
HSBC USA Inc.	1.700%	3/5/18	10,250	10,253
HSBC USA Inc.	2.000%	8/7/18	5,350	5,378
HSBC USA Inc.	2.625%	9/24/18	5,734	5,814
HSBC USA Inc.	2.250%	6/23/19	6,900	6,952
HSBC USA Inc.	2.375%	11/13/19	11,925	12,006
HSBC USA Inc.	2.350%	3/5/20	18,250	18,354
HSBC USA Inc.	2.750%	8/7/20	9,079	9,265
HSBC USA Inc.	5.000%	9/27/20	5,500	5,946
Huntington Bancshares Inc.	2.600%	8/2/18	3,625	3,685
Huntington Bancshares Inc.	7.000%	12/15/20	3,325	3,874
Huntington Bancshares Inc.	3.150%	3/14/21	5,017	5,212
Huntington National Bank	1.700%	2/26/18	1,285	1,288
Huntington National Bank	2.000%	6/30/18	8,000	8,064
Huntington National Bank	2.200%	11/6/18	6,700	6,774
Huntington National Bank	2.200%	4/1/19	6,050	6,109
Huntington National Bank	2.400%	4/1/20	10,325	10,452
Huntington National Bank	2.875%	8/20/20	3,000	3,085
Intesa Sanpaolo SPA	3.875%	1/16/18	9,000	9,045
Intesa Sanpaolo SPA	3.875%	1/15/19	15,057	15,468
Itau Corpbanca	3.125%	1/15/18	7,100	7,189
1 Itau Corpbanca	3.875%	9/22/19	2,000	2,093
JPMorgan Chase & Co.	6.000%	1/15/18	47,128	50,002
JPMorgan Chase & Co.	1.800%	1/25/18	14,806	14,904
JPMorgan Chase & Co.	1.700%	3/1/18	20,438	20,529
JPMorgan Chase & Co.	1.625%	5/15/18	22,281	22,380

4

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
JPMorgan Chase & Co.	2.350%	1/28/19	10,350	10,563
JPMorgan Chase & Co.	1.850%	3/22/19	7,880	7,932
JPMorgan Chase & Co.	6.300%	4/23/19	16,991	18,997
JPMorgan Chase & Co.	2.200%	10/22/19	13,503	13,732
JPMorgan Chase & Co.	2.250%	1/23/20	40,655	41,171
JPMorgan Chase & Co.	4.950%	3/25/20	7,904	8,720
JPMorgan Chase & Co.	2.750%	6/23/20	28,040	28,856
JPMorgan Chase & Co.	4.400%	7/22/20	20,625	22,462
JPMorgan Chase & Co.	4.250%	10/15/20	24,341	26,470
JPMorgan Chase & Co.	2.550%	10/29/20	25,834	26,417
JPMorgan Chase & Co.	2.550%	3/1/21	19,254	19,639
JPMorgan Chase & Co.	4.625%	5/10/21	15,700	17,361
JPMorgan Chase & Co.	2.400%	6/7/21	12,000	12,183
JPMorgan Chase & Co.	2.295%	8/15/21	25,300	25,435
JPMorgan Chase & Co.	4.350%	8/15/21	27,000	29,703
JPMorgan Chase Bank NA	6.000%	10/1/17	22,785	23,881
KeyBank NA	1.650%	2/1/18	12,650	12,701
KeyBank NA	1.700%	6/1/18	7,800	7,840
KeyBank NA	2.350%	3/8/19	3,150	3,211
KeyBank NA	1.600%	8/22/19	7,000	7,004
KeyBank NA	2.500%	12/15/19	4,450	4,564
KeyBank NA	2.250%	3/16/20	7,363	7,453
KeyCorp	2.300%	12/13/18	8,235	8,365
KeyCorp	2.900%	9/15/20	6,000	6,220
KeyCorp	5.100%	3/24/21	8,250	9,276
Lloyds Bank plc	1.750%	3/16/18	9,975	9,964
Lloyds Bank plc	1.750%	5/14/18	6,275	6,267
Lloyds Bank plc	2.300%	11/27/18	7,600	7,686
Lloyds Bank plc	2.350%	9/5/19	13,733	13,903
Lloyds Bank plc	2.400%	3/17/20	10,640	10,746
Lloyds Bank plc	2.700%	8/17/20	12,400	12,663
Lloyds Bank plc	6.375%	1/21/21	13,190	15,465
Lloyds Banking Group plc	3.100%	7/6/21	6,780	6,903
Manufacturers & Traders Trust Co.	6.625%	12/4/17	4,165	4,407
Manufacturers & Traders Trust Co.	1.450%	3/7/18	2,150	2,153
Manufacturers & Traders Trust Co.	2.300%	1/30/19	10,775	10,967
Manufacturers & Traders Trust Co.	2.250%	7/25/19	7,400	7,510
Manufacturers & Traders Trust Co.	2.100%	2/6/20	5,375	5,430
Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	34,321	35,406
Morgan Stanley	5.950%	12/28/17	17,425	18,435
Morgan Stanley	1.875%	1/5/18	14,683	14,758
Morgan Stanley	6.625%	4/1/18	32,275	34,769
Morgan Stanley	2.125%	4/25/18	19,422	19,612
Morgan Stanley	2.200%	12/7/18	2,008	2,031
Morgan Stanley	2.500%	1/24/19	14,580	14,861
Morgan Stanley	2.450%	2/1/19	29,400	29,936
Morgan Stanley	7.300%	5/13/19	23,072	26,337
Morgan Stanley	2.375%	7/23/19	26,700	27,142
Morgan Stanley	5.625%	9/23/19	29,306	32,567
Morgan Stanley	5.500%	1/26/20	14,425	16,021
Morgan Stanley	2.650%	1/27/20	24,699	25,271
Morgan Stanley	2.800%	6/16/20	21,537	22,121
Morgan Stanley	5.500%	7/24/20	18,836	21,167
Morgan Stanley	5.750%	1/25/21	12,172	13,947
Morgan Stanley	2.500%	4/21/21	29,301	29,607
Morgan Stanley	5.500%	7/28/21	21,260	24,349
MUFG Americas Holdings Corp.	1.625%	2/9/18	3,375	3,373
MUFG Americas Holdings Corp.	2.250%	2/10/20	10,425	10,518
MUFG Union Bank NA	2.625%	9/26/18	14,050	14,303
MUFG Union Bank NA	2.250%	5/6/19	2,700	2,730
National Australia Bank Ltd.	1.875%	7/23/18	1,600	1,610
National Australia Bank Ltd.	2.300%	7/25/18	6,175	6,253
National Australia Bank Ltd.	2.000%	1/14/19	3,300	3,333
National Australia Bank Ltd.	1.375%	7/12/19	8,250	8,205

5

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
National Australia Bank Ltd.	2.625%	7/23/20	13,925	14,324
National Australia Bank Ltd.	2.625%	1/14/21	13,530	13,866
National Australia Bank Ltd.	1.875%	7/12/21	8,250	8,215
National Bank of Canada	1.450%	11/7/17	8,250	8,267
National Bank of Canada	2.100%	12/14/18	5,800	5,878
National City Corp.	6.875%	5/15/19	9,600	10,828
Northern Trust Co.	6.500%	8/15/18	500	548
Northern Trust Corp.	3.450%	11/4/20	5,675	6,046
Northern Trust Corp.	3.375%	8/23/21	3,500	3,750
PNC Bank NA	4.875%	9/21/17	2,225	2,299
PNC Bank NA	1.500%	10/18/17	6,875	6,902
PNC Bank NA	6.000%	12/7/17	3,690	3,887
PNC Bank NA	1.500%	2/23/18	16,960	17,014
PNC Bank NA	6.875%	4/1/18	1,365	1,475
PNC Bank NA	1.600%	6/1/18	9,225	9,268
PNC Bank NA	1.850%	7/20/18	4,300	4,337
PNC Bank NA	1.800%	11/5/18	4,550	4,596
PNC Bank NA	2.200%	1/28/19	8,192	8,340
PNC Bank NA	1.950%	3/4/19	9,700	9,820
PNC Bank NA	2.250%	7/2/19	6,575	6,703
PNC Bank NA	1.450%	7/29/19	11,000	10,987
PNC Bank NA	2.400%	10/18/19	18,200	18,645
PNC Bank NA	2.300%	6/1/20	3,370	3,445
PNC Bank NA	2.600%	7/21/20	2,230	2,299
PNC Bank NA	2.450%	11/5/20	9,500	9,746
PNC Bank NA	2.150%	4/29/21	8,000	8,092
PNC Funding Corp.	6.700%	6/10/19	4,605	5,249
PNC Funding Corp.	5.125%	2/8/20	13,899	15,431
PNC Funding Corp.	4.375%	8/11/20	4,196	4,594
Regions Bank	7.500%	5/15/18	4,130	4,509
Regions Bank	2.250%	9/14/18	5,000	5,018
Regions Financial Corp.	3.200%	2/8/21	7,500	7,776
Royal Bank of Canada	1.400%	10/13/17	11,909	11,937
Royal Bank of Canada	1.500%	1/16/18	13,110	13,150
Royal Bank of Canada	2.200%	7/27/18	17,484	17,759
Royal Bank of Canada	1.800%	7/30/18	12,198	12,322
Royal Bank of Canada	2.000%	12/10/18	10,290	10,439
Royal Bank of Canada	2.150%	3/15/19	8,008	8,146
Royal Bank of Canada	1.625%	4/15/19	6,853	6,883
Royal Bank of Canada	1.500%	7/29/19	11,000	10,984
Royal Bank of Canada	2.150%	3/6/20	6,500	6,600
Royal Bank of Canada	2.350%	10/30/20	17,223	17,603
Royal Bank of Canada	2.500%	1/19/21	18,925	19,522
Royal Bank of Scotland Group plc	6.400%	10/21/19	8,436	9,319
Santander Bank NA	2.000%	1/12/18	5,472	5,473
Santander Bank NA	8.750%	5/30/18	2,539	2,798
Santander Holdings USA Inc.	3.450%	8/27/18	7,803	7,999
Santander Holdings USA Inc.	2.700%	5/24/19	10,575	10,679
Santander Holdings USA Inc.	2.650%	4/17/20	6,025	6,055
Santander UK Group Holdings plc	2.875%	10/16/20	8,850	8,904
Santander UK Group Holdings plc	3.125%	1/8/21	11,380	11,536
Santander UK Group Holdings plc	2.875%	8/5/21	12,850	12,826
Santander UK plc	1.650%	9/29/17	1,250	1,252
Santander UK plc	3.050%	8/23/18	7,971	8,162
Santander UK plc	2.000%	8/24/18	11,332	11,361
Santander UK plc	2.500%	3/14/19	21,675	21,971
Santander UK plc	2.350%	9/10/19	11,025	11,146
Skandinaviska Enskilda Banken AB	2.625%	3/15/21	12,139	12,516
Societe Generale SA	2.750%	10/12/17	11,750	11,897
Societe Generale SA	2.625%	10/1/18	3,950	4,024
State Street Bank & Trust Co.	5.250%	10/15/18	225	240
State Street Corp.	4.956%	3/15/18	5,024	5,258
State Street Corp.	1.350%	5/15/18	5,965	5,985
State Street Corp.	2.550%	8/18/20	14,505	14,996

6

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
State Street Corp.	4.375%	3/7/21	4,911	5,431
State Street Corp.	1.950%	5/19/21	4,757	4,800
Sumitomo Mitsui Banking Corp.	1.750%	1/16/18	100	100
Sumitomo Mitsui Banking Corp.	1.500%	1/18/18	4,650	4,645
Sumitomo Mitsui Banking Corp.	2.500%	7/19/18	2,725	2,766
Sumitomo Mitsui Banking Corp.	1.950%	7/23/18	13,225	13,309
Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	9,150	9,296
Sumitomo Mitsui Banking Corp.	2.050%	1/18/19	1,000	1,007
Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	13,641	13,791
Sumitomo Mitsui Banking Corp.	2.450%	1/16/20	21,191	21,562
Sumitomo Mitsui Banking Corp.	2.650%	7/23/20	7,340	7,521
Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	3,775	3,841
Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	16,676	17,216
Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	11,350	11,273
SunTrust Bank	7.250%	3/15/18	4,175	4,517
SunTrust Banks Inc.	6.000%	9/11/17	2,100	2,194
SunTrust Banks Inc.	2.350%	11/1/18	8,169	8,323
SunTrust Banks Inc.	2.500%	5/1/19	5,400	5,516
SunTrust Banks Inc.	2.900%	3/3/21	5,100	5,289
Svenska Handelsbanken AB	1.625%	3/21/18	8,418	8,446
Svenska Handelsbanken AB	2.500%	1/25/19	8,375	8,562
Svenska Handelsbanken AB	2.250%	6/17/19	6,275	6,390
Svenska Handelsbanken AB	1.500%	9/6/19	11,000	10,967
Svenska Handelsbanken AB	2.400%	10/1/20	10,050	10,295
Svenska Handelsbanken AB	2.450%	3/30/21	17,126	17,532
Synchrony Financial	3.000%	8/15/19	13,711	14,017
Synchrony Financial	2.700%	2/3/20	6,650	6,684
Synchrony Financial	3.750%	8/15/21	6,850	7,184
Toronto-Dominion Bank	1.625%	3/13/18	4,428	4,456
Toronto-Dominion Bank	1.400%	4/30/18	19,933	19,977
Toronto-Dominion Bank	1.750%	7/23/18	9,559	9,629
Toronto-Dominion Bank	2.625%	9/10/18	16,861	17,308
Toronto-Dominion Bank	2.125%	7/2/19	20,750	21,129
Toronto-Dominion Bank	1.450%	8/13/19	8,200	8,195
Toronto-Dominion Bank	2.250%	11/5/19	13,050	13,338
Toronto-Dominion Bank	2.500%	12/14/20	14,400	14,845
Toronto-Dominion Bank	2.125%	4/7/21	17,400	17,612
Toronto-Dominion Bank	1.800%	7/13/21	8,700	8,657
UBS AG	5.875%	12/20/17	1,775	1,877
UBS AG	1.800%	3/26/18	28,996	29,117
UBS AG	5.750%	4/25/18	2,294	2,447
UBS AG	2.375%	8/14/19	32,082	32,717
UBS AG	2.350%	3/26/20	4,900	5,009
UBS AG	4.875%	8/4/20	7,027	7,834
US Bancorp	1.950%	11/15/18	7,866	7,985
US Bancorp	2.200%	4/25/19	8,678	8,861
US Bancorp	2.350%	1/29/21	7,750	7,943
US Bancorp	4.125%	5/24/21	10,000	11,061
US Bank NA	1.375%	9/11/17	8,475	8,493
US Bank NA	1.350%	1/26/18	10,200	10,228
US Bank NA	1.450%	1/29/18	11,350	11,397
US Bank NA	1.400%	4/26/19	9,775	9,785
US Bank NA	2.125%	10/28/19	15,623	15,940
Wachovia Corp.	5.750%	2/1/18	29,621	31,448
Wells Fargo & Co.	1.400%	9/8/17	15,119	15,130
Wells Fargo & Co.	5.625%	12/11/17	21,841	23,019
Wells Fargo & Co.	1.500%	1/16/18	22,916	22,991
Wells Fargo & Co.	2.150%	1/15/19	18,480	18,782
Wells Fargo & Co.	2.125%	4/22/19	12,550	12,760
Wells Fargo & Co.	2.150%	1/30/20	16,595	16,851
Wells Fargo & Co.	2.600%	7/22/20	31,328	32,191
Wells Fargo & Co.	2.550%	12/7/20	20,464	21,004
Wells Fargo & Co.	3.000%	1/22/21	11,126	11,604
Wells Fargo & Co.	2.500%	3/4/21	19,513	19,955

7

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wells Fargo & Co.	4.600%	4/1/21	15,969	17,751
Wells Fargo & Co.	2.100%	7/26/21	26,175	26,235
Wells Fargo Bank NA	6.000%	11/15/17	9,790	10,335
Wells Fargo Bank NA	1.650%	1/22/18	17,225	17,326
Wells Fargo Bank NA	1.750%	5/24/19	26,950	27,149
Westpac Banking Corp.	1.500%	12/1/17	7,975	7,995
Westpac Banking Corp.	1.600%	1/12/18	10,610	10,637
Westpac Banking Corp.	1.550%	5/25/18	2,500	2,507
Westpac Banking Corp.	2.250%	7/30/18	13,450	13,637
Westpac Banking Corp.	1.950%	11/23/18	9,400	9,499
Westpac Banking Corp.	2.250%	1/17/19	15,775	16,029
Westpac Banking Corp.	1.650%	5/13/19	5,300	5,318
Westpac Banking Corp.	1.600%	8/19/19	12,775	12,752
Westpac Banking Corp.	4.875%	11/19/19	21,794	23,883
Westpac Banking Corp.	2.300%	5/26/20	12,400	12,615
Westpac Banking Corp.	2.600%	11/23/20	15,360	15,796
Westpac Banking Corp.	2.100%	5/13/21	10,900	10,984
Westpac Banking Corp.	2.000%	8/19/21	13,000	12,984
Brokerage (0.9%)
Ameriprise Financial Inc.	7.300%	6/28/19	2,625	3,024
Ameriprise Financial Inc.	5.300%	3/15/20	6,625	7,373
BGC Partners Inc.	5.375%	12/9/19	2,050	2,173
1 BGC Partners Inc.	5.125%	5/27/21	2,000	2,009
BlackRock Inc.	6.250%	9/15/17	5,604	5,892
BlackRock Inc.	5.000%	12/10/19	10,600	11,800
BlackRock Inc.	4.250%	5/24/21	6,400	7,103
Charles Schwab Corp.	1.500%	3/10/18	7,625	7,656
Charles Schwab Corp.	2.200%	7/25/18	2,175	2,208
Charles Schwab Corp.	4.450%	7/22/20	5,248	5,791
Eaton Vance Corp.	6.500%	10/2/17	409	428
Franklin Resources Inc.	1.375%	9/15/17	4,135	4,148
Franklin Resources Inc.	4.625%	5/20/20	2,450	2,691
Intercontinental Exchange Inc.	2.500%	10/15/18	4,525	4,634
Intercontinental Exchange Inc.	2.750%	12/1/20	10,375	10,801
Jefferies Group LLC	5.125%	4/13/18	5,742	5,987
Jefferies Group LLC	8.500%	7/15/19	5,805	6,669
Jefferies Group LLC	6.875%	4/15/21	6,930	7,917
Lazard Group LLC	4.250%	11/14/20	3,850	4,115
Legg Mason Inc.	2.700%	7/15/19	3,495	3,546
Nasdaq Inc.	5.250%	1/16/18	1,050	1,101
Nasdaq Inc.	5.550%	1/15/20	6,927	7,624
Nomura Holdings Inc.	2.750%	3/19/19	8,650	8,839
Nomura Holdings Inc.	6.700%	3/4/20	12,800	14,722
NYSE Euronext	2.000%	10/5/17	8,650	8,720
Raymond James Financial Inc.	8.600%	8/15/19	2,450	2,882
Stifel Financial Corp.	3.500%	12/1/20	2,450	2,481
TD Ameritrade Holding Corp.	5.600%	12/1/19	3,875	4,312
Finance Companies (1.4%)
AerCap Ireland Capital Ltd. / AerCap Global Aviation
Trust	3.750%	5/15/19	8,741	8,970
AerCap Ireland Capital Ltd. / AerCap Global Aviation
Trust	4.250%	7/1/20	4,820	5,049
AerCap Ireland Capital Ltd. / AerCap Global Aviation
Trust	4.625%	10/30/20	10,457	11,045
AerCap Ireland Capital Ltd. / AerCap Global Aviation
Trust	4.500%	5/15/21	9,920	10,441
Air Lease Corp.	2.125%	1/15/18	4,253	4,258
Air Lease Corp.	2.625%	9/4/18	4,625	4,677
Air Lease Corp.	3.375%	1/15/19	7,478	7,684
Air Lease Corp.	4.750%	3/1/20	3,119	3,368
Air Lease Corp.	3.875%	4/1/21	3,925	4,136
Air Lease Corp.	3.375%	6/1/21	6,400	6,640
Ares Capital Corp.	4.875%	11/30/18	5,730	5,972

8

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ares Capital Corp.	3.875%	1/15/20	4,575	4,733
FS Investment Corp.	4.000%	7/15/19	4,000	4,058
FS Investment Corp.	4.250%	1/15/20	1,325	1,345
GATX Corp.	2.375%	7/30/18	1,975	1,994
GATX Corp.	2.500%	7/30/19	3,875	3,905
GATX Corp.	2.600%	3/30/20	4,175	4,201
GATX Corp.	4.850%	6/1/21	2,150	2,331
GE Capital International Funding Co.	2.342%	11/15/20	56,924	58,582
HSBC Finance Corp.	6.676%	1/15/21	25,597	29,515
International Lease Finance Corp.	3.875%	4/15/18	10,245	10,475
1 International Lease Finance Corp.	7.125%	9/1/18	11,155	12,257
International Lease Finance Corp.	5.875%	4/1/19	6,415	6,912
International Lease Finance Corp.	6.250%	5/15/19	11,296	12,256
International Lease Finance Corp.	8.250%	12/15/20	10,247	12,220
International Lease Finance Corp.	4.625%	4/15/21	4,400	4,664
Prospect Capital Corp.	5.000%	7/15/19	2,225	2,241
Insurance (3.7%)
AEGON Funding Co. LLC	5.750%	12/15/20	3,026	3,470
Aetna Inc.	1.500%	11/15/17	5,436	5,448
Aetna Inc.	1.700%	6/7/18	6,835	6,877
Aetna Inc.	2.200%	3/15/19	5,330	5,410
Aetna Inc.	1.900%	6/7/19	18,000	18,163
Aetna Inc.	3.950%	9/1/20	3,260	3,495
Aetna Inc.	4.125%	6/1/21	2,699	2,902
Aetna Inc.	2.400%	6/15/21	18,825	19,088
Aflac Inc.	2.400%	3/16/20	5,400	5,540
Alleghany Corp.	5.625%	9/15/20	1,400	1,549
Allied World Assurance Co. Ltd.	5.500%	11/15/20	1,875	2,067
Allstate Corp.	7.450%	5/16/19	100	115
Alterra Finance LLC	6.250%	9/30/20	2,420	2,758
American Financial Group Inc.	9.875%	6/15/19	2,665	3,227
American International Group Inc.	5.850%	1/16/18	10,397	10,998
American International Group Inc.	2.300%	7/16/19	11,027	11,229
American International Group Inc.	3.375%	8/15/20	6,400	6,687
American International Group Inc.	6.400%	12/15/20	5,525	6,471
American International Group Inc.	3.300%	3/1/21	10,850	11,381
Anthem Inc.	1.875%	1/15/18	8,325	8,366
Anthem Inc.	2.300%	7/15/18	4,698	4,764
Anthem Inc.	7.000%	2/15/19	625	702
Anthem Inc.	2.250%	8/15/19	8,365	8,496
Anthem Inc.	4.350%	8/15/20	5,305	5,758
Anthem Inc.	3.700%	8/15/21	4,360	4,665
Aon Corp.	5.000%	9/30/20	4,606	5,094
Aon plc	2.800%	3/15/21	1,368	1,397
Aspen Insurance Holdings Ltd.	6.000%	12/15/20	1,725	1,920
Assurant Inc.	2.500%	3/15/18	2,450	2,478
Axis Specialty Finance LLC	5.875%	6/1/20	6,842	7,645
AXIS Specialty Finance plc	2.650%	4/1/19	4,220	4,271
Berkshire Hathaway Finance Corp.	1.450%	3/7/18	6,500	6,538
Berkshire Hathaway Finance Corp.	1.300%	5/15/18	8,149	8,175
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	12,713	13,640
Berkshire Hathaway Finance Corp.	2.000%	8/15/18	7,034	7,149
Berkshire Hathaway Finance Corp.	1.700%	3/15/19	11,175	11,316
Berkshire Hathaway Finance Corp.	1.300%	8/15/19	8,000	7,997
Berkshire Hathaway Finance Corp.	4.250%	1/15/21	7,975	8,829
Berkshire Hathaway Inc.	1.550%	2/9/18	1,250	1,260
Berkshire Hathaway Inc.	1.150%	8/15/18	4,400	4,404
Berkshire Hathaway Inc.	2.100%	8/14/19	6,750	6,901
Berkshire Hathaway Inc.	2.200%	3/15/21	9,350	9,598
Berkshire Hathaway Inc.	3.750%	8/15/21	4,415	4,840
Chubb Corp.	5.750%	5/15/18	4,610	4,955
Chubb INA Holdings Inc.	5.800%	3/15/18	8,000	8,548
Chubb INA Holdings Inc.	5.900%	6/15/19	3,625	4,028

9

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Chubb INA Holdings Inc.	2.300%	11/3/20	10,756	11,062
Cigna Corp.	5.125%	6/15/20	2,680	2,961
Cigna Corp.	4.375%	12/15/20	1,750	1,901
Cigna Corp.	4.500%	3/15/21	2,924	3,178
CNA Financial Corp.	7.350%	11/15/19	2,375	2,717
CNA Financial Corp.	5.875%	8/15/20	5,702	6,384
CNA Financial Corp.	5.750%	8/15/21	3,400	3,909
Coventry Health Care Inc.	5.450%	6/15/21	7,279	8,244
Hartford Financial Services Group Inc.	6.300%	3/15/18	3,840	4,098
Hartford Financial Services Group Inc.	6.000%	1/15/19	3,020	3,299
Hartford Financial Services Group Inc.	5.500%	3/30/20	6,280	7,012
Humana Inc.	7.200%	6/15/18	3,303	3,627
Humana Inc.	6.300%	8/1/18	2,435	2,634
Humana Inc.	2.625%	10/1/19	4,205	4,293
Lincoln National Corp.	8.750%	7/1/19	3,500	4,088
Lincoln National Corp.	6.250%	2/15/20	3,425	3,858
Lincoln National Corp.	4.850%	6/24/21	2,325	2,566
Manulife Financial Corp.	4.900%	9/17/20	4,750	5,249
Markel Corp.	5.350%	6/1/21	555	617
Marsh & McLennan Cos. Inc.	2.550%	10/15/18	2,150	2,176
Marsh & McLennan Cos. Inc.	2.350%	9/10/19	2,960	3,008
Marsh & McLennan Cos. Inc.	2.350%	3/6/20	5,636	5,716
Marsh & McLennan Cos. Inc.	4.800%	7/15/21	5,475	6,037
MetLife Inc.	1.756%	12/15/17	3,518	3,535
MetLife Inc.	1.903%	12/15/17	6,650	6,700
MetLife Inc.	6.817%	8/15/18	8,342	9,201
MetLife Inc.	7.717%	2/15/19	8,320	9,564
MetLife Inc.	4.750%	2/8/21	10,550	11,848
PartnerRe Finance B LLC	5.500%	6/1/20	4,945	5,469
Principal Financial Group Inc.	1.850%	11/15/17	2,535	2,550
Principal Financial Group Inc.	8.875%	5/15/19	3,075	3,638
2 Principal Financial Group Inc.	4.700%	5/15/55	3,800	3,779
Progressive Corp.	3.750%	8/23/21	3,598	3,914
Protective Life Corp.	7.375%	10/15/19	1,650	1,901
Prudential Financial Inc.	6.000%	12/1/17	2,804	2,962
Prudential Financial Inc.	2.300%	8/15/18	3,325	3,373
Prudential Financial Inc.	7.375%	6/15/19	6,875	7,923
Prudential Financial Inc.	2.350%	8/15/19	6,000	6,122
Prudential Financial Inc.	5.375%	6/21/20	9,089	10,235
Prudential Financial Inc.	4.500%	11/15/20	5,900	6,487
2 Prudential Financial Inc.	8.875%	6/15/68	4,405	4,901
Reinsurance Group of America Inc.	6.450%	11/15/19	3,435	3,869
Reinsurance Group of America Inc.	5.000%	6/1/21	3,025	3,305
2 StanCorp Financial Group Inc.	6.900%	6/1/67	1,495	1,211
Torchmark Corp.	9.250%	6/15/19	2,500	2,963
Travelers Cos. Inc.	5.750%	12/15/17	2,200	2,322
Travelers Cos. Inc.	5.800%	5/15/18	3,653	3,925
Travelers Cos. Inc.	5.900%	6/2/19	5,515	6,146
Travelers Cos. Inc.	3.900%	11/1/20	3,425	3,734
UnitedHealth Group Inc.	1.400%	10/15/17	7,138	7,163
UnitedHealth Group Inc.	1.400%	12/15/17	6,579	6,607
UnitedHealth Group Inc.	6.000%	2/15/18	9,592	10,238
UnitedHealth Group Inc.	1.900%	7/16/18	13,800	13,950
UnitedHealth Group Inc.	1.700%	2/15/19	1,456	1,468
UnitedHealth Group Inc.	1.625%	3/15/19	4,525	4,556
UnitedHealth Group Inc.	2.300%	12/15/19	7,075	7,243
UnitedHealth Group Inc.	2.700%	7/15/20	14,076	14,653
UnitedHealth Group Inc.	3.875%	10/15/20	2,129	2,302
UnitedHealth Group Inc.	4.700%	2/15/21	3,650	4,067
UnitedHealth Group Inc.	2.125%	3/15/21	8,422	8,577
Unum Group	5.625%	9/15/20	1,893	2,118
Unum Group	3.000%	5/15/21	4,500	4,593
Voya Financial Inc.	2.900%	2/15/18	7,421	7,558
Willis Towers Watson plc	5.750%	3/15/21	3,915	4,331

10

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
WR Berkley Corp.	7.375%	9/15/19	1,282	1,469
WR Berkley Corp.	5.375%	9/15/20	3,175	3,479
XLIT Ltd.	2.300%	12/15/18	3,250	3,285
Other Finance (0.0%)
ORIX Corp.	3.750%	3/9/17	60	61

Real Estate Investment Trusts (2.0%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	3,000	3,034
American Campus Communities Operating Partnership
LP	3.350%	10/1/20	4,720	4,892
AvalonBay Communities Inc.	6.100%	3/15/20	750	856
AvalonBay Communities Inc.	3.625%	10/1/20	6,175	6,564
AvalonBay Communities Inc.	3.950%	1/15/21	1,000	1,078
Boston Properties LP	3.700%	11/15/18	8,412	8,782
Boston Properties LP	5.875%	10/15/19	8,859	9,871
Boston Properties LP	5.625%	11/15/20	5,275	6,011
Boston Properties LP	4.125%	5/15/21	6,250	6,828
Brandywine Operating Partnership LP	4.950%	4/15/18	4,835	5,041
Camden Property Trust	4.625%	6/15/21	1,100	1,205
Corporate Office Properties LP	3.700%	6/15/21	2,555	2,637
DDR Corp.	7.500%	4/1/17	1	1
DDR Corp.	4.750%	4/15/18	150	156
DDR Corp.	7.875%	9/1/20	3,375	4,057
DDR Corp.	3.500%	1/15/21	2,423	2,491
Digital Realty Trust LP	5.875%	2/1/20	3,550	3,950
Digital Realty Trust LP	3.400%	10/1/20	3,600	3,744
Digital Realty Trust LP	5.250%	3/15/21	4,110	4,603
Duke Realty LP	6.500%	1/15/18	750	799
Duke Realty LP	6.750%	3/15/20	1,025	1,185
Duke Realty LP	3.875%	2/15/21	2,300	2,446
EPR Properties	7.750%	7/15/20	1,000	1,160
Equity CommonWealth	6.650%	1/15/18	1,000	1,037
Equity Commonwealth	5.875%	9/15/20	1,900	2,101
ERP Operating LP	2.375%	7/1/19	5,069	5,210
ERP Operating LP	4.750%	7/15/20	3,725	4,101
Essex Portfolio LP	5.200%	3/15/21	2,400	2,688
3 Federal Realty Investment Trust	2.550%	1/15/21	4,100	4,208
Government Properties Income Trust	3.750%	8/15/19	2,745	2,812
HCP Inc.	6.700%	1/30/18	6,329	6,767
HCP Inc.	3.750%	2/1/19	2,000	2,076
HCP Inc.	2.625%	2/1/20	9,125	9,274
HCP Inc.	5.375%	2/1/21	7,867	8,823
Healthcare Realty Trust Inc.	5.750%	1/15/21	1,330	1,504
Healthcare Trust of America Holdings LP	3.375%	7/15/21	2,550	2,615
Highwoods Realty LP	3.200%	6/15/21	2,425	2,442
Hospitality Properties Trust	6.700%	1/15/18	3,925	4,092
Hospitality Properties Trust	4.250%	2/15/21	3,175	3,360
Kilroy Realty LP	4.800%	7/15/18	3,269	3,417
Kimco Realty Corp.	4.300%	2/1/18	4,575	4,716
Kimco Realty Corp.	6.875%	10/1/19	1,975	2,268
Kimco Realty Corp.	3.200%	5/1/21	2,175	2,262
Liberty Property LP	6.625%	10/1/17	1,962	2,062
Liberty Property LP	4.750%	10/1/20	5,235	5,674
Mack-Cali Realty LP	2.500%	12/15/17	1,000	1,004
Mack-Cali Realty LP	7.750%	8/15/19	2,950	3,298
National Retail Properties Inc.	6.875%	10/15/17	2,000	2,105
ProLogis LP	2.750%	2/15/19	3,050	3,126
ProLogis LP	3.350%	2/1/21	4,100	4,335
Realty Income Corp.	2.000%	1/31/18	3,225	3,245
Realty Income Corp.	6.750%	8/15/19	4,265	4,855
Realty Income Corp.	5.750%	1/15/21	1,750	1,999
Regency Centers LP	4.800%	4/15/21	2,825	3,114
Select Income REIT	2.850%	2/1/18	5,375	5,410

11

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Select Income REIT	3.600%	2/1/20	150	153
Senior Housing Properties Trust	3.250%	5/1/19	4,550	4,590
Simon Property Group LP	2.150%	9/15/17	5,644	5,684
Simon Property Group LP	2.200%	2/1/19	10,097	10,294
Simon Property Group LP	10.350%	4/1/19	5,186	6,239
Simon Property Group LP	5.650%	2/1/20	8,759	9,843
Simon Property Group LP	2.500%	9/1/20	4,748	4,902
Simon Property Group LP	4.375%	3/1/21	7,200	7,951
Simon Property Group LP	2.500%	7/15/21	3,700	3,807
SL Green Realty Corp.	5.000%	8/15/18	250	262
SL Green Realty Corp.	7.750%	3/15/20	2,500	2,906
Tanger Properties LP	6.125%	6/1/20	2,500	2,827
UDR Inc.	4.250%	6/1/18	5,800	6,052
UDR Inc.	3.700%	10/1/20	6,925	7,323
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	8,396	8,451
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	3,960	4,166
Ventas Realty LP / Ventas Capital Corp.	2.700%	4/1/20	6,225	6,364
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	6,200	6,897
Vornado Realty LP	2.500%	6/30/19	3,425	3,475
Washington Prime Group LP	3.850%	4/1/20	2,200	2,260
Washington REIT	4.950%	10/1/20	1,875	2,012
Welltower Inc.	4.700%	9/15/17	7,159	7,406
Welltower Inc.	2.250%	3/15/18	6,494	6,553
Welltower Inc.	4.125%	4/1/19	5,050	5,316
Welltower Inc.	6.125%	4/15/20	3,275	3,718
Welltower Inc.	4.950%	1/15/21	5,785	6,370
				7,025,463
Industrial (52.5%)
Basic Industry (2.6%)
Agrium Inc.	6.750%	1/15/19	4,599	5,096
Air Products & Chemicals Inc.	1.200%	10/15/17	2,825	2,833
Air Products & Chemicals Inc.	4.375%	8/21/19	1,465	1,590
Airgas Inc.	1.650%	2/15/18	1,850	1,857
Airgas Inc.	2.375%	2/15/20	1,450	1,474
Airgas Inc.	3.050%	8/1/20	5,350	5,520
Albemarle Corp.	3.000%	12/1/19	2,175	2,228
Albemarle Corp.	4.500%	12/15/20	2,050	2,208
Barrick North America Finance LLC	4.400%	5/30/21	16,272	17,799
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	8,806	8,922
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	11,450	12,872
Cabot Corp.	2.550%	1/15/18	1,125	1,136
Celanese US Holdings LLC	5.875%	6/15/21	500	570
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	4,115	4,688
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	3,725	4,023
CF Industries Inc.	6.875%	5/1/18	11,580	12,492
CF Industries Inc.	7.125%	5/1/20	7,947	9,109
Dow Chemical Co.	5.700%	5/15/18	2,200	2,354
Dow Chemical Co.	8.550%	5/15/19	17,800	21,029
Dow Chemical Co.	4.250%	11/15/20	20,055	21,796
Eastman Chemical Co.	2.400%	6/1/17	5,562	5,605
Eastman Chemical Co.	2.700%	1/15/20	8,325	8,561
Eastman Chemical Co.	4.500%	1/15/21	750	814
Ecolab Inc.	1.450%	12/8/17	3,763	3,770
Ecolab Inc.	1.550%	1/12/18	4,375	4,393
Ecolab Inc.	2.000%	1/14/19	2,300	2,321
Ecolab Inc.	2.250%	1/12/20	2,775	2,828
EI du Pont de Nemours & Co.	6.000%	7/15/18	15,666	16,984
EI du Pont de Nemours & Co.	4.625%	1/15/20	9,162	10,050
EI du Pont de Nemours & Co.	3.625%	1/15/21	5,775	6,188
EI du Pont de Nemours & Co.	4.250%	4/1/21	4,800	5,288
Goldcorp Inc.	2.125%	3/15/18	5,945	5,958
Goldcorp Inc.	3.625%	6/9/21	6,775	7,119
International Paper Co.	7.950%	6/15/18	9,400	10,462

12

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
International Paper Co.	9.375%	5/15/19	118	139
International Paper Co.	7.500%	8/15/21	5,940	7,258
Lubrizol Corp.	8.875%	2/1/19	4,216	4,951
LyondellBasell Industries NV	5.000%	4/15/19	20,770	22,339
MeadWestvaco Corp.	7.375%	9/1/19	750	860
Methanex Corp.	3.250%	12/15/19	3,075	3,051
Monsanto Co.	5.125%	4/15/18	3,127	3,305
Monsanto Co.	1.850%	11/15/18	2,035	2,044
Monsanto Co.	2.125%	7/15/19	8,950	9,098
Monsanto Co.	2.750%	7/15/21	3,000	3,064
Newmont Mining Corp.	5.125%	10/1/19	5,806	6,318
Nucor Corp.	5.750%	12/1/17	5,900	6,171
Nucor Corp.	5.850%	6/1/18	5,068	5,413
Plum Creek Timberlands LP	4.700%	3/15/21	4,000	4,330
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	5,888	5,997
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	3,135	3,512
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	3,925	4,273
PPG Industries Inc.	2.300%	11/15/19	5,000	5,080
PPG Industries Inc.	3.600%	11/15/20	2,825	2,970
Praxair Inc.	1.050%	11/7/17	1,925	1,925
Praxair Inc.	1.250%	11/7/18	5,300	5,310
Praxair Inc.	4.500%	8/15/19	6,075	6,617
Praxair Inc.	2.250%	9/24/20	2,100	2,159
Praxair Inc.	4.050%	3/15/21	5,125	5,653
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	21,560	25,611
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	1,753	1,858
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	4,729	5,159
Rio Tinto Finance USA plc	2.250%	12/14/18	1,350	1,370
Rohm & Haas Co.	6.000%	9/15/17	1,756	1,837
RPM International Inc.	6.500%	2/15/18	2,700	2,876
RPM International Inc.	6.125%	10/15/19	3,000	3,333
Sherwin-Williams Co.	1.350%	12/15/17	6,400	6,408
Southern Copper Corp.	5.375%	4/16/20	3,000	3,296
Vale Overseas Ltd.	5.625%	9/15/19	9,975	10,461
Vale Overseas Ltd.	4.625%	9/15/20	7,125	7,196
Vale Overseas Ltd.	5.875%	6/10/21	10,750	11,140
Valspar Corp.	7.250%	6/15/19	1,025	1,164
WestRock RKT Co.	4.450%	3/1/19	5,000	5,280
WestRock RKT Co.	3.500%	3/1/20	2,500	2,601
Weyerhaeuser Co.	7.375%	10/1/19	4,000	4,563
Capital Goods (5.1%)
3M Co.	1.375%	8/7/18	3,875	3,897
3M Co.	1.625%	6/15/19	4,475	4,531
3M Co.	2.000%	8/7/20	3,875	3,968
Acuity Brands Lighting Inc.	6.000%	12/15/19	4,175	4,627
Bemis Co. Inc.	6.800%	8/1/19	3,150	3,557
Boeing Capital Corp.	2.900%	8/15/18	1,950	2,014
Boeing Capital Corp.	4.700%	10/27/19	3,909	4,314
Boeing Co.	0.950%	5/15/18	3,866	3,859
Boeing Co.	6.000%	3/15/19	2,710	3,026
Boeing Co.	4.875%	2/15/20	11,725	13,133
Boeing Co.	1.650%	10/30/20	3,200	3,222
Boeing Co.	8.750%	8/15/21	1,800	2,365
Caterpillar Financial Services Corp.	1.250%	11/6/17	9,207	9,222
Caterpillar Financial Services Corp.	1.500%	2/23/18	5,350	5,376
Caterpillar Financial Services Corp.	1.300%	3/1/18	3,356	3,359
Caterpillar Financial Services Corp.	5.450%	4/15/18	3,749	3,998
Caterpillar Financial Services Corp.	1.700%	6/16/18	325	328
Caterpillar Financial Services Corp.	2.450%	9/6/18	7,700	7,887
Caterpillar Financial Services Corp.	7.050%	10/1/18	5,008	5,606
Caterpillar Financial Services Corp.	1.800%	11/13/18	6,500	6,583
Caterpillar Financial Services Corp.	7.150%	2/15/19	12,689	14,437
Caterpillar Financial Services Corp.	1.350%	5/18/19	5,700	5,697

13

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Caterpillar Financial Services Corp.	2.100%	6/9/19	9,920	10,120
Caterpillar Financial Services Corp.	2.250%	12/1/19	1,152	1,181
Caterpillar Financial Services Corp.	2.000%	3/5/20	3,325	3,373
Caterpillar Financial Services Corp.	2.500%	11/13/20	4,500	4,637
Caterpillar Financial Services Corp.	1.700%	8/9/21	10,000	9,925
Caterpillar Financial Services Corp.	2.750%	8/20/21	2,000	2,095
Caterpillar Inc.	7.900%	12/15/18	9,156	10,480
Caterpillar Inc.	3.900%	5/27/21	7,398	8,132
Crane Co.	2.750%	12/15/18	4,050	4,121
CRH America Inc.	8.125%	7/15/18	2,350	2,603
CRH America Inc.	5.750%	1/15/21	3,159	3,565
Deere & Co.	4.375%	10/16/19	5,664	6,191
Dover Corp.	5.450%	3/15/18	2,260	2,403
Dover Corp.	4.300%	3/1/21	4,300	4,719
Eaton Corp.	1.500%	11/2/17	9,610	9,647
Eaton Corp.	5.600%	5/15/18	5,075	5,421
Eaton Corp.	6.950%	3/20/19	75	84
Eaton Electric Holdings LLC	3.875%	12/15/20	1,875	2,006
Emerson Electric Co.	5.375%	10/15/17	5,010	5,241
Emerson Electric Co.	5.250%	10/15/18	2,950	3,197
Emerson Electric Co.	4.875%	10/15/19	2,310	2,555
Emerson Electric Co.	4.250%	11/15/20	1,650	1,826
FLIR Systems Inc.	3.125%	6/15/21	3,450	3,555
1 Fortive Corp.	1.800%	6/15/19	2,150	2,165
1 Fortive Corp.	2.350%	6/15/21	8,000	8,110
Fortune Brands Home & Security Inc.	3.000%	6/15/20	2,490	2,553
General Dynamics Corp.	1.000%	11/15/17	8,403	8,398
General Dynamics Corp.	3.875%	7/15/21	2,543	2,795
General Electric Capital Corp.	5.625%	9/15/17	15,600	16,338
General Electric Capital Corp.	1.600%	11/20/17	1,000	1,008
General Electric Capital Corp.	1.625%	4/2/18	200	202
General Electric Capital Corp.	5.625%	5/1/18	26,285	28,246
General Electric Capital Corp.	2.300%	1/14/19	500	514
General Electric Capital Corp.	6.000%	8/7/19	16,459	18,713
General Electric Capital Corp.	2.100%	12/11/19	2,600	2,673
General Electric Capital Corp.	5.500%	1/8/20	10,724	12,168
General Electric Capital Corp.	2.200%	1/9/20	12,463	12,804
General Electric Capital Corp.	5.550%	5/4/20	9,389	10,717
General Electric Capital Corp.	4.375%	9/16/20	13,446	14,901
General Electric Capital Corp.	4.625%	1/7/21	11,545	13,017
General Electric Capital Corp.	5.300%	2/11/21	11,060	12,732
General Electric Co.	5.250%	12/6/17	39,989	42,107
Harris Corp.	1.999%	4/27/18	7,300	7,350
Harris Corp.	2.700%	4/27/20	3,950	4,016
Harris Corp.	4.400%	12/15/20	3,275	3,554
Honeywell International Inc.	5.300%	3/1/18	11,350	12,058
Honeywell International Inc.	5.000%	2/15/19	6,725	7,327
Honeywell International Inc.	4.250%	3/1/21	6,250	6,977
Illinois Tool Works Inc.	1.950%	3/1/19	6,175	6,286
Illinois Tool Works Inc.	6.250%	4/1/19	6,475	7,249
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	7,073	7,816
Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	3,025	3,117
Ingersoll-Rand Luxembourg Finance SA	2.625%	5/1/20	2,050	2,083
John Deere Capital Corp.	2.800%	9/18/17	4,550	4,633
John Deere Capital Corp.	1.200%	10/10/17	3,879	3,888
John Deere Capital Corp.	1.550%	12/15/17	2,582	2,601
John Deere Capital Corp.	1.350%	1/16/18	9,775	9,821
John Deere Capital Corp.	1.300%	3/12/18	8,780	8,805
John Deere Capital Corp.	5.350%	4/3/18	3,164	3,375
John Deere Capital Corp.	1.600%	7/13/18	2,604	2,624
John Deere Capital Corp.	1.750%	8/10/18	4,500	4,551
John Deere Capital Corp.	5.750%	9/10/18	4,769	5,193
John Deere Capital Corp.	1.950%	12/13/18	7,141	7,264
John Deere Capital Corp.	1.950%	1/8/19	4,450	4,524

14

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
John Deere Capital Corp.	1.950%	3/4/19	6,300	6,389
John Deere Capital Corp.	2.250%	4/17/19	8,293	8,490
John Deere Capital Corp.	2.300%	9/16/19	2,925	2,990
John Deere Capital Corp.	1.700%	1/15/20	5,146	5,186
John Deere Capital Corp.	2.050%	3/10/20	6,250	6,348
John Deere Capital Corp.	2.375%	7/14/20	4,165	4,285
John Deere Capital Corp.	2.450%	9/11/20	3,500	3,597
John Deere Capital Corp.	2.550%	1/8/21	4,000	4,133
John Deere Capital Corp.	2.800%	3/4/21	2,900	3,020
John Deere Capital Corp.	3.900%	7/12/21	675	740
Kennametal Inc.	2.650%	11/1/19	3,374	3,392
L-3 Communications Corp.	5.200%	10/15/19	2,950	3,241
L-3 Communications Corp.	4.750%	7/15/20	7,634	8,334
L-3 Communications Corp.	4.950%	2/15/21	8,900	9,825
Lockheed Martin Corp.	1.850%	11/23/18	8,627	8,741
Lockheed Martin Corp.	4.250%	11/15/19	8,100	8,807
Lockheed Martin Corp.	2.500%	11/23/20	11,600	11,997
Martin Marietta Materials Inc.	6.600%	4/15/18	3,050	3,228
Northrop Grumman Corp.	1.750%	6/1/18	9,855	9,938
Northrop Grumman Corp.	5.050%	8/1/19	1,675	1,834
Northrop Grumman Corp.	3.500%	3/15/21	4,450	4,760
Owens Corning	6.500%	12/1/16	197	200
Owens Corning	9.000%	6/15/19	62	71
Parker-Hannifin Corp.	5.500%	5/15/18	4,618	4,954
Pentair Finance SA	1.875%	9/15/17	2,770	2,773
Pentair Finance SA	2.900%	9/15/18	1,025	1,032
Pentair Finance SA	2.650%	12/1/19	500	498
Pentair Finance SA	3.625%	9/15/20	8,000	8,174
Pentair Finance SA	5.000%	5/15/21	3,520	3,796
Precision Castparts Corp.	1.250%	1/15/18	13,384	13,421
Precision Castparts Corp.	2.250%	6/15/20	6,075	6,229
Raytheon Co.	6.750%	3/15/18	900	976
Raytheon Co.	6.400%	12/15/18	3,266	3,649
Raytheon Co.	4.400%	2/15/20	4,850	5,329
Raytheon Co.	3.125%	10/15/20	11,020	11,733
Republic Services Inc.	3.800%	5/15/18	5,726	5,959
Republic Services Inc.	5.500%	9/15/19	5,770	6,379
Republic Services Inc.	5.000%	3/1/20	7,317	8,046
Rockwell Automation Inc.	5.650%	12/1/17	500	528
Rockwell Automation Inc.	2.050%	3/1/20	5,725	5,788
Rockwell Collins Inc.	5.250%	7/15/19	1,750	1,936
Roper Technologies Inc.	1.850%	11/15/17	3,075	3,091
Roper Technologies Inc.	2.050%	10/1/18	9,235	9,337
Roper Technologies Inc.	6.250%	9/1/19	2,868	3,204
Roper Technologies Inc.	3.000%	12/15/20	6,525	6,781
Stanley Black & Decker Inc.	2.451%	11/17/18	5,002	5,117
2 Stanley Black & Decker Inc.	5.750%	12/15/53	2,800	3,003
Textron Inc.	5.600%	12/1/17	2,775	2,906
Textron Inc.	7.250%	10/1/19	1,550	1,782
Textron Inc.	3.650%	3/1/21	6,500	6,836
United Technologies Corp.	5.375%	12/15/17	8,964	9,451
United Technologies Corp.	1.778%	5/4/18	1,750	1,762
United Technologies Corp.	6.125%	2/1/19	15,400	17,147
United Technologies Corp.	4.500%	4/15/20	10,437	11,616
Valmont Industries Inc.	6.625%	4/20/20	668	761
Vulcan Materials Co.	7.000%	6/15/18	1,000	1,094
Vulcan Materials Co.	7.500%	6/15/21	5,846	7,111
Waste Management Inc.	6.100%	3/15/18	8,052	8,661
Waste Management Inc.	4.750%	6/30/20	5,700	6,332
Waste Management Inc.	4.600%	3/1/21	3,127	3,473
Communication (6.5%)
21st Century Fox America Inc.	7.250%	5/18/18	950	1,041
21st Century Fox America Inc.	8.250%	8/10/18	3,280	3,696

15

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
21st Century Fox America Inc.	6.900%	3/1/19	5,675	6,390
21st Century Fox America Inc.	5.650%	8/15/20	5,150	5,872
21st Century Fox America Inc.	4.500%	2/15/21	8,078	8,981
America Movil SAB de CV	5.625%	11/15/17	3,529	3,693
America Movil SAB de CV	5.000%	10/16/19	8,225	8,983
America Movil SAB de CV	5.000%	3/30/20	17,205	19,070
American Tower Corp.	4.500%	1/15/18	7,897	8,222
American Tower Corp.	3.400%	2/15/19	8,760	9,121
American Tower Corp.	2.800%	6/1/20	10,000	10,248
American Tower Corp.	5.050%	9/1/20	7,831	8,676
American Tower Corp.	3.300%	2/15/21	13,225	13,811
AT&T Inc.	1.400%	12/1/17	8,751	8,760
AT&T Inc.	1.750%	1/15/18	5,055	5,083
AT&T Inc.	5.500%	2/1/18	24,013	25,384
AT&T Inc.	5.600%	5/15/18	8,213	8,795
AT&T Inc.	2.375%	11/27/18	16,642	16,983
AT&T Inc.	5.800%	2/15/19	19,134	21,064
AT&T Inc.	2.300%	3/11/19	18,749	19,121
AT&T Inc.	5.875%	10/1/19	8,343	9,377
AT&T Inc.	5.200%	3/15/20	12,490	13,900
AT&T Inc.	2.450%	6/30/20	25,205	25,754
AT&T Inc.	4.600%	2/15/21	9,350	10,279
AT&T Inc.	2.800%	2/17/21	8,551	8,813
AT&T Inc.	5.000%	3/1/21	18,345	20,640
AT&T Inc.	4.450%	5/15/21	15,915	17,468
AT&T Inc.	3.875%	8/15/21	10,000	10,811
British Telecommunications plc	5.950%	1/15/18	10,307	10,921
British Telecommunications plc	2.350%	2/14/19	8,115	8,281
CBS Corp.	4.625%	5/15/18	1,025	1,076
CBS Corp.	2.300%	8/15/19	4,500	4,556
CBS Corp.	5.750%	4/15/20	3,910	4,423
CBS Corp.	4.300%	2/15/21	3,125	3,410
CC Holdings GS V LLC / Crown Castle GS III Corp.	2.381%	12/15/17	8,187	8,266
1 Charter Communications Operating LLC/Charter
Communications Operating Capital	3.579%	7/23/20	20,225	21,144
Comcast Corp.	6.300%	11/15/17	5,298	5,623
Comcast Corp.	5.875%	2/15/18	9,899	10,574
Comcast Corp.	5.700%	5/15/18	14,630	15,746
Comcast Corp.	5.700%	7/1/19	4,077	4,568
Comcast Corp.	5.150%	3/1/20	14,440	16,226
Crown Castle International Corp.	3.400%	2/15/21	8,900	9,312
Crown Castle International Corp.	2.250%	9/1/21	2,300	2,297
Deutsche Telekom International Finance BV	6.750%	8/20/18	13,256	14,631
Deutsche Telekom International Finance BV	6.000%	7/8/19	4,925	5,527
Discovery Communications LLC	5.625%	8/15/19	3,035	3,327
Discovery Communications LLC	5.050%	6/1/20	7,850	8,628
Discovery Communications LLC	4.375%	6/15/21	5,800	6,277
Electronic Arts Inc.	3.700%	3/1/21	5,300	5,602
Grupo Televisa SAB	6.000%	5/15/18	3,215	3,444
GTE Corp.	6.840%	4/15/18	2	2
Historic TW Inc.	6.875%	6/15/18	7,019	7,683
Interpublic Group of Cos. Inc.	2.250%	11/15/17	2,250	2,263
Moody's Corp.	2.750%	7/15/19	4,325	4,442
Moody's Corp.	5.500%	9/1/20	2,900	3,261
NBCUniversal Media LLC	5.150%	4/30/20	19,413	21,886
NBCUniversal Media LLC	4.375%	4/1/21	14,810	16,561
Omnicom Group Inc.	6.250%	7/15/19	3,900	4,402
Omnicom Group Inc.	4.450%	8/15/20	10,825	11,818
Orange SA	2.750%	2/6/19	13,220	13,591
Orange SA	5.375%	7/8/19	11,385	12,561
RELX Capital Inc.	8.625%	1/15/19	875	1,010
Rogers Communications Inc.	6.800%	8/15/18	12,075	13,282
S&P Global Inc.	5.900%	11/15/17	2,477	2,608
S&P Global Inc.	2.500%	8/15/18	3,500	3,576

16

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
S&P Global Inc.	3.300%	8/14/20	4,950	5,240
Scripps Networks Interactive Inc.	2.750%	11/15/19	3,000	3,059
Scripps Networks Interactive Inc.	2.800%	6/15/20	6,450	6,583
Telefonica Emisiones SAU	3.192%	4/27/18	14,390	14,744
Telefonica Emisiones SAU	5.877%	7/15/19	4,761	5,293
Telefonica Emisiones SAU	5.134%	4/27/20	15,275	16,944
Telefonica Emisiones SAU	5.462%	2/16/21	11,457	13,059
Telefonos de Mexico SAB de CV	5.500%	11/15/19	1,750	1,949
Thomson Reuters Corp.	1.650%	9/29/17	3,690	3,702
Thomson Reuters Corp.	6.500%	7/15/18	7,505	8,172
Thomson Reuters Corp.	4.700%	10/15/19	4,575	4,934
Time Warner Cable Inc.	6.750%	7/1/18	19,547	21,313
Time Warner Cable Inc.	8.750%	2/14/19	15,375	17,852
Time Warner Cable Inc.	8.250%	4/1/19	11,982	13,825
Time Warner Cable Inc.	5.000%	2/1/20	11,076	12,062
Time Warner Cable Inc.	4.125%	2/15/21	4,900	5,210
Time Warner Cos. Inc.	7.250%	10/15/17	989	1,053
Time Warner Inc.	2.100%	6/1/19	4,600	4,671
Time Warner Inc.	4.875%	3/15/20	11,199	12,388
Time Warner Inc.	4.700%	1/15/21	8,075	9,007
Time Warner Inc.	4.750%	3/29/21	6,792	7,620
Verizon Communications Inc.	1.100%	11/1/17	2,000	1,998
Verizon Communications Inc.	5.500%	2/15/18	5,873	6,230
Verizon Communications Inc.	6.100%	4/15/18	5,087	5,476
Verizon Communications Inc.	3.650%	9/14/18	29,281	30,611
Verizon Communications Inc.	2.550%	6/17/19	5,675	5,852
Verizon Communications Inc.	1.375%	8/15/19	6,500	6,487
Verizon Communications Inc.	2.625%	2/21/20	39,123	40,312
Verizon Communications Inc.	4.500%	9/15/20	36,650	40,376
Verizon Communications Inc.	3.450%	3/15/21	9,489	10,130
Verizon Communications Inc.	4.600%	4/1/21	4,075	4,559
Verizon Communications Inc.	1.750%	8/15/21	9,000	8,926
Viacom Inc.	6.125%	10/5/17	4,800	5,035
Viacom Inc.	2.500%	9/1/18	5,155	5,224
Viacom Inc.	2.200%	4/1/19	4,100	4,113
Viacom Inc.	5.625%	9/15/19	2,500	2,752
Viacom Inc.	2.750%	12/15/19	3,100	3,169
Viacom Inc.	3.875%	12/15/21	4,125	4,398
Vodafone Group plc	1.250%	9/26/17	9,315	9,315
Vodafone Group plc	1.500%	2/19/18	7,850	7,860
Vodafone Group plc	4.625%	7/15/18	9,675	10,220
Vodafone Group plc	5.450%	6/10/19	9,445	10,396
Vodafone Group plc	4.375%	3/16/21	3,649	4,013
Walt Disney Co.	1.100%	12/1/17	11,365	11,385
Walt Disney Co.	5.875%	12/15/17	3,700	3,926
Walt Disney Co.	1.500%	9/17/18	11,103	11,202
Walt Disney Co.	1.650%	1/8/19	5,150	5,213
Walt Disney Co.	5.500%	3/15/19	1,650	1,823
Walt Disney Co.	1.850%	5/30/19	7,573	7,702
Walt Disney Co.	0.875%	7/12/19	450	446
Walt Disney Co.	2.150%	9/17/20	6,950	7,149
Walt Disney Co.	2.300%	2/12/21	5,975	6,170
Walt Disney Co.	3.750%	6/1/21	2,075	2,277
Walt Disney Co.	2.750%	8/16/21	7,061	7,443
Consumer Cyclical (7.7%)
Advance Auto Parts Inc.	5.750%	5/1/20	2,175	2,413
Alibaba Group Holding Ltd.	1.625%	11/28/17	7,000	7,016
Alibaba Group Holding Ltd.	2.500%	11/28/19	17,650	17,962
Amazon.com Inc.	1.200%	11/29/17	4,550	4,556
Amazon.com Inc.	2.600%	12/5/19	13,800	14,354
American Honda Finance Corp.	1.550%	12/11/17	9,966	10,024
American Honda Finance Corp.	1.500%	3/13/18	7,127	7,165
American Honda Finance Corp.	1.600%	7/13/18	10,678	10,758

17

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
American Honda Finance Corp.	2.125%	10/10/18	10,461	10,665
American Honda Finance Corp.	1.700%	2/22/19	925	934
American Honda Finance Corp.	1.200%	7/12/19	6,575	6,554
American Honda Finance Corp.	2.250%	8/15/19	12,105	12,421
American Honda Finance Corp.	2.450%	9/24/20	12,495	12,895
American Honda Finance Corp.	1.650%	7/12/21	6,500	6,464
Automatic Data Processing Inc.	2.250%	9/15/20	8,930	9,231
AutoNation Inc.	6.750%	4/15/18	2,500	2,667
AutoNation Inc.	5.500%	2/1/20	2,680	2,936
AutoNation Inc.	3.350%	1/15/21	4,400	4,512
AutoZone Inc.	7.125%	8/1/18	1,325	1,458
AutoZone Inc.	1.625%	4/21/19	4,900	4,910
AutoZone Inc.	4.000%	11/15/20	2,484	2,651
AutoZone Inc.	2.500%	4/15/21	1,375	1,399
Best Buy Co. Inc.	5.000%	8/1/18	226	239
Best Buy Co. Inc.	5.500%	3/15/21	6,325	6,989
Block Financial LLC	4.125%	10/1/20	9,300	9,738
BorgWarner Inc.	4.625%	9/15/20	575	624
Brinker International Inc.	2.600%	5/15/18	2,366	2,378
Carnival Corp.	1.875%	12/15/17	7,054	7,097
Carnival Corp.	3.950%	10/15/20	6,225	6,700
Costco Wholesale Corp.	1.125%	12/15/17	10,812	10,834
Costco Wholesale Corp.	1.700%	12/15/19	8,245	8,366
Costco Wholesale Corp.	1.750%	2/15/20	4,085	4,144
CVS Health Corp.	1.900%	7/20/18	23,009	23,283
CVS Health Corp.	2.250%	12/5/18	15,144	15,466
CVS Health Corp.	2.250%	8/12/19	8,800	9,011
CVS Health Corp.	2.800%	7/20/20	29,850	31,091
CVS Health Corp.	2.125%	6/1/21	13,000	13,140
Delphi Automotive plc	3.150%	11/19/20	4,050	4,193
Dollar General Corp.	1.875%	4/15/18	2,150	2,164
eBay Inc.	2.500%	3/9/18	4,200	4,269
eBay Inc.	2.200%	8/1/19	12,995	13,159
eBay Inc.	3.250%	10/15/20	5,935	6,213
eBay Inc.	2.875%	8/1/21	4,704	4,838
Expedia Inc.	7.456%	8/15/18	4,280	4,701
Expedia Inc.	5.950%	8/15/20	7,600	8,522
Ford Motor Co.	6.500%	8/1/18	150	163
Ford Motor Credit Co. LLC	1.684%	9/8/17	6,000	6,008
Ford Motor Credit Co. LLC	1.724%	12/6/17	9,252	9,260
Ford Motor Credit Co. LLC	2.145%	1/9/18	10,275	10,329
Ford Motor Credit Co. LLC	2.375%	1/16/18	16,187	16,334
Ford Motor Credit Co. LLC	5.000%	5/15/18	21,805	22,981
Ford Motor Credit Co. LLC	2.240%	6/15/18	2,300	2,320
Ford Motor Credit Co. LLC	2.875%	10/1/18	12,783	13,051
Ford Motor Credit Co. LLC	2.551%	10/5/18	8,025	8,146
Ford Motor Credit Co. LLC	2.943%	1/8/19	1,000	1,025
Ford Motor Credit Co. LLC	2.375%	3/12/19	19,197	19,452
Ford Motor Credit Co. LLC	2.021%	5/3/19	5,300	5,329
Ford Motor Credit Co. LLC	1.897%	8/12/19	6,000	5,994
Ford Motor Credit Co. LLC	2.597%	11/4/19	12,427	12,645
Ford Motor Credit Co. LLC	8.125%	1/15/20	11,625	13,772
Ford Motor Credit Co. LLC	2.459%	3/27/20	5,490	5,529
Ford Motor Credit Co. LLC	3.157%	8/4/20	12,732	13,142
Ford Motor Credit Co. LLC	3.200%	1/15/21	14,525	14,948
Ford Motor Credit Co. LLC	5.750%	2/1/21	11,310	12,783
Ford Motor Credit Co. LLC	3.336%	3/18/21	15,150	15,689
Ford Motor Credit Co. LLC	5.875%	8/2/21	14,727	16,912
General Motors Co.	3.500%	10/2/18	14,798	15,186
General Motors Financial Co. Inc.	3.000%	9/25/17	10,376	10,519
General Motors Financial Co. Inc.	2.400%	4/10/18	2,400	2,418
General Motors Financial Co. Inc.	3.250%	5/15/18	7,002	7,107
General Motors Financial Co. Inc.	6.750%	6/1/18	11,100	11,988
General Motors Financial Co. Inc.	3.100%	1/15/19	12,450	12,668

18

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
General Motors Financial Co. Inc.	2.400%	5/9/19	9,000	9,045
General Motors Financial Co. Inc.	3.500%	7/10/19	14,597	15,035
General Motors Financial Co. Inc.	3.150%	1/15/20	6,865	7,011
General Motors Financial Co. Inc.	3.200%	7/13/20	16,750	17,106
General Motors Financial Co. Inc.	3.700%	11/24/20	13,364	13,915
General Motors Financial Co. Inc.	4.200%	3/1/21	9,183	9,700
General Motors Financial Co. Inc.	3.200%	7/6/21	13,825	13,998
Home Depot Inc.	2.250%	9/10/18	7,340	7,508
Home Depot Inc.	2.000%	6/15/19	14,655	14,973
Home Depot Inc.	3.950%	9/15/20	1,600	1,749
Home Depot Inc.	2.000%	4/1/21	12,201	12,450
Home Depot Inc.	4.400%	4/1/21	11,577	12,975
Hyatt Hotels Corp.	5.375%	8/15/21	2,125	2,391
Johnson Controls Inc.	1.400%	11/2/17	1,400	1,401
Johnson Controls Inc.	5.000%	3/30/20	2,950	3,193
Johnson Controls Inc.	4.250%	3/1/21	4,214	4,502
Lowe's Cos. Inc.	1.150%	4/15/19	1,000	999
Lowe's Cos. Inc.	4.625%	4/15/20	4,325	4,720
Lowe's Cos. Inc.	3.750%	4/15/21	3,443	3,768
Macy's Retail Holdings Inc.	3.450%	1/15/21	3,500	3,647
Marriott International Inc.	3.000%	3/1/19	4,188	4,310
Marriott International Inc.	3.375%	10/15/20	4,975	5,194
Marriott International Inc.	2.875%	3/1/21	2,900	2,987
MasterCard Inc.	2.000%	4/1/19	4,625	4,713
McDonald's Corp.	5.800%	10/15/17	3,776	3,969
McDonald's Corp.	5.350%	3/1/18	12,115	12,847
McDonald's Corp.	2.100%	12/7/18	4,910	4,994
McDonald's Corp.	5.000%	2/1/19	6,935	7,529
McDonald's Corp.	1.875%	5/29/19	5,534	5,593
McDonald's Corp.	2.200%	5/26/20	795	813
McDonald's Corp.	3.500%	7/15/20	3,850	4,096
McDonald's Corp.	2.750%	12/9/20	11,150	11,603
McDonald's Corp.	3.625%	5/20/21	3,646	3,932
Nordstrom Inc.	6.250%	1/15/18	5,677	6,050
Nordstrom Inc.	4.750%	5/1/20	3,275	3,574
O'Reilly Automotive Inc.	4.875%	1/14/21	3,837	4,243
PACCAR Financial Corp.	1.400%	11/17/17	2,400	2,412
PACCAR Financial Corp.	1.450%	3/9/18	3,463	3,481
PACCAR Financial Corp.	1.400%	5/18/18	3,000	3,016
PACCAR Financial Corp.	1.750%	8/14/18	2,250	2,274
PACCAR Financial Corp.	1.300%	5/10/19	6,200	6,198
PACCAR Financial Corp.	1.200%	8/12/19	2,390	2,382
PACCAR Financial Corp.	2.200%	9/15/19	1,850	1,885
PACCAR Financial Corp.	2.500%	8/14/20	2,500	2,558
PACCAR Financial Corp.	2.250%	2/25/21	2,500	2,547
QVC Inc.	3.125%	4/1/19	2,250	2,302
Ralph Lauren Corp.	2.125%	9/26/18	1,725	1,751
Ralph Lauren Corp.	2.625%	8/18/20	2,200	2,279
Staples Inc.	2.750%	1/12/18	2,925	2,961
Starbucks Corp.	2.000%	12/5/18	2,625	2,673
Starbucks Corp.	2.100%	2/4/21	6,314	6,479
Starwood Hotels & Resorts Worldwide Inc.	6.750%	5/15/18	1,810	1,963
Target Corp.	6.000%	1/15/18	9,910	10,562
Target Corp.	2.300%	6/26/19	9,425	9,704
Target Corp.	3.875%	7/15/20	10,375	11,346
TJX Cos. Inc.	6.950%	4/15/19	4,775	5,448
TJX Cos. Inc.	2.750%	6/15/21	7,000	7,337
Toyota Motor Credit Corp.	1.250%	10/5/17	9,917	9,926
Toyota Motor Credit Corp.	1.375%	1/10/18	6,553	6,574
Toyota Motor Credit Corp.	1.450%	1/12/18	14,911	14,967
Toyota Motor Credit Corp.	1.200%	4/6/18	11,500	11,511
Toyota Motor Credit Corp.	1.550%	7/13/18	11,454	11,515
Toyota Motor Credit Corp.	2.000%	10/24/18	10,995	11,157
Toyota Motor Credit Corp.	2.100%	1/17/19	14,749	15,005

19

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Toyota Motor Credit Corp.	1.700%	2/19/19	6,000	6,056
Toyota Motor Credit Corp.	1.400%	5/20/19	10,750	10,764
Toyota Motor Credit Corp.	2.125%	7/18/19	9,710	9,912
Toyota Motor Credit Corp.	2.150%	3/12/20	15,559	15,883
Toyota Motor Credit Corp.	4.500%	6/17/20	1,750	1,932
Toyota Motor Credit Corp.	4.250%	1/11/21	4,875	5,374
Toyota Motor Credit Corp.	1.900%	4/8/21	9,500	9,600
Toyota Motor Credit Corp.	2.750%	5/17/21	5,859	6,149
Visa Inc.	1.200%	12/14/17	12,750	12,776
Visa Inc.	2.200%	12/14/20	29,974	30,826
Wal-Mart Stores Inc.	5.800%	2/15/18	16,067	17,179
Wal-Mart Stores Inc.	1.125%	4/11/18	17,982	18,033
Wal-Mart Stores Inc.	1.950%	12/15/18	15,245	15,547
Wal-Mart Stores Inc.	4.125%	2/1/19	2,600	2,785
Wal-Mart Stores Inc.	3.625%	7/8/20	13,653	14,829
Wal-Mart Stores Inc.	3.250%	10/25/20	12,677	13,655
Wal-Mart Stores Inc.	4.250%	4/15/21	2,550	2,865
Walgreen Co.	5.250%	1/15/19	1,352	1,462
Walgreens Boots Alliance Inc.	1.750%	11/17/17	7,550	7,594
Walgreens Boots Alliance Inc.	1.750%	5/30/18	9,800	9,853
Walgreens Boots Alliance Inc.	2.700%	11/18/19	15,096	15,577
Walgreens Boots Alliance Inc.	2.600%	6/1/21	18,770	19,203
Western Union Co.	2.875%	12/10/17	1,977	2,006
Western Union Co.	3.650%	8/22/18	4,115	4,243
Western Union Co.	5.253%	4/1/20	2,575	2,834
Wyndham Worldwide Corp.	2.500%	3/1/18	2,851	2,878
Consumer Noncyclical (13.8%)
Abbott Laboratories	5.125%	4/1/19	3,690	4,036
Abbott Laboratories	2.000%	3/15/20	8,600	8,701
Abbott Laboratories	4.125%	5/27/20	4,065	4,426
AbbVie Inc.	1.750%	11/6/17	32,543	32,687
AbbVie Inc.	1.800%	5/14/18	29,165	29,308
AbbVie Inc.	2.000%	11/6/18	9,013	9,104
AbbVie Inc.	2.500%	5/14/20	38,862	39,778
AbbVie Inc.	2.300%	5/14/21	10,300	10,407
Actavis Funding SCS	2.350%	3/12/18	26,758	27,055
Actavis Funding SCS	2.450%	6/15/19	8,062	8,201
Actavis Funding SCS	3.000%	3/12/20	30,154	31,002
Actavis Inc.	1.875%	10/1/17	10,529	10,578
Actavis Inc.	6.125%	8/15/19	750	841
Agilent Technologies Inc.	5.000%	7/15/20	4,225	4,662
Allergan Inc.	1.350%	3/15/18	4,025	4,010
Allergan Inc.	3.375%	9/15/20	10,393	10,883
Altria Group Inc.	9.700%	11/10/18	2,275	2,674
Altria Group Inc.	9.250%	8/6/19	7,522	9,186
Altria Group Inc.	2.625%	1/14/20	15,400	15,992
Altria Group Inc.	4.750%	5/5/21	15,608	17,721
AmerisourceBergen Corp.	4.875%	11/15/19	2,650	2,895
Amgen Inc.	6.150%	6/1/18	6,310	6,827
Amgen Inc.	5.700%	2/1/19	3,626	3,990
Amgen Inc.	2.200%	5/22/19	17,185	17,539
Amgen Inc.	4.500%	3/15/20	1,900	2,081
Amgen Inc.	2.125%	5/1/20	8,688	8,819
Amgen Inc.	3.450%	10/1/20	7,417	7,908
Amgen Inc.	4.100%	6/15/21	5,725	6,265
Amgen Inc.	1.850%	8/19/21	6,775	6,757
Anheuser-Busch Cos. LLC	5.500%	1/15/18	6,322	6,682
Anheuser-Busch Cos. LLC	5.000%	3/1/19	4,056	4,393
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	10,800	10,805
Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	36,075	36,430
Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	11,170	11,367
Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	77,540	79,865
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	19,435	22,174

20

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	11,972	13,924
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	13,350	14,937
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	7,300	8,105
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	1,850	2,043
Archer-Daniels-Midland Co.	5.450%	3/15/18	4,987	5,310
Archer-Daniels-Midland Co.	4.479%	3/1/21	4,000	4,494
AstraZeneca plc	5.900%	9/15/17	12,898	13,509
AstraZeneca plc	1.750%	11/16/18	12,784	12,905
AstraZeneca plc	1.950%	9/18/19	7,092	7,201
AstraZeneca plc	2.375%	11/16/20	14,125	14,494
Baptist Health South Florida Obligated Group Revenue	4.590%	8/15/21	1,250	1,394
Baxalta Inc.	2.000%	6/22/18	2,700	2,707
Baxalta Inc.	2.875%	6/23/20	7,300	7,423
Baxter International Inc.	5.900%	9/1/16	1	1
Baxter International Inc.	1.700%	8/15/21	4,300	4,272
Beam Suntory Inc.	1.750%	6/15/18	2,725	2,731
Becton Dickinson & Co.	1.800%	12/15/17	10,698	10,758
Becton Dickinson & Co.	5.000%	5/15/19	4,700	5,122
Becton Dickinson & Co.	6.375%	8/1/19	5,150	5,841
Becton Dickinson & Co.	2.675%	12/15/19	11,551	11,956
Becton Dickinson & Co.	3.250%	11/12/20	7,300	7,647
Bio-Rad Laboratories Inc.	4.875%	12/15/20	2,775	3,039
Biogen Inc.	6.875%	3/1/18	7,273	7,857
Biogen Inc.	2.900%	9/15/20	13,500	14,055
Boston Scientific Corp.	2.650%	10/1/18	7,160	7,363
Boston Scientific Corp.	6.000%	1/15/20	6,675	7,562
Boston Scientific Corp.	2.850%	5/15/20	3,725	3,832
Bottling Group LLC	5.125%	1/15/19	12,590	13,719
Bristol-Myers Squibb Co.	1.750%	3/1/19	3,650	3,703
Brown-Forman Corp.	1.000%	1/15/18	2,150	2,144
Bunge Ltd. Finance Corp.	8.500%	6/15/19	5,100	5,960
Bunge Ltd. Finance Corp.	3.500%	11/24/20	4,100	4,248
Campbell Soup Co.	4.500%	2/15/19	1,410	1,513
Campbell Soup Co.	4.250%	4/15/21	2,160	2,375
Cardinal Health Inc.	1.700%	3/15/18	7,660	7,695
Cardinal Health Inc.	1.950%	6/15/18	3,825	3,862
Cardinal Health Inc.	4.625%	12/15/20	6,550	7,292
Catholic Health Initiatives Colorado GO	1.600%	11/1/17	1,700	1,701
Celgene Corp.	2.125%	8/15/18	6,467	6,543
Celgene Corp.	2.300%	8/15/18	5,175	5,252
Celgene Corp.	2.250%	5/15/19	5,850	5,937
Celgene Corp.	2.875%	8/15/20	10,480	10,896
Celgene Corp.	3.950%	10/15/20	8,400	9,055
Church & Dwight Co. Inc.	2.450%	12/15/19	2,825	2,875
Clorox Co.	5.950%	10/15/17	3,406	3,589
Coca-Cola Co.	0.875%	10/27/17	1,000	999
Coca-Cola Co.	1.650%	3/14/18	5,751	5,808
Coca-Cola Co.	1.150%	4/1/18	19,622	19,651
Coca-Cola Co.	1.650%	11/1/18	12,312	12,459
Coca-Cola Co.	1.375%	5/30/19	7,100	7,150
Coca-Cola Co.	1.875%	10/27/20	6,900	7,035
Coca-Cola Co.	2.450%	11/1/20	12,750	13,233
Coca-Cola Co.	3.150%	11/15/20	7,127	7,616
Coca-Cola Co.	1.550%	9/1/21	1,400	1,398
Coca-Cola Enterprises Inc.	3.500%	9/15/20	4,375	4,613
Coca-Cola Enterprises Inc.	3.250%	8/19/21	425	445
Coca-Cola Enterprises Inc.	4.500%	9/1/21	1,700	1,884
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	10,825	11,018
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	2,175	2,368
Colgate-Palmolive Co.	0.900%	5/1/18	3,200	3,196
Colgate-Palmolive Co.	1.500%	11/1/18	2,925	2,953
Colgate-Palmolive Co.	1.750%	3/15/19	7,794	7,925
ConAgra Foods Inc.	1.900%	1/25/18	14,325	14,420
ConAgra Foods Inc.	7.000%	4/15/19	347	390

21

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Covidien International Finance SA	6.000%	10/15/17	11,884	12,534
Covidien International Finance SA	4.200%	6/15/20	8,425	9,193
CR Bard Inc.	1.375%	1/15/18	4,230	4,237
CR Bard Inc.	4.400%	1/15/21	3,918	4,294
Danaher Corp.	1.650%	9/15/18	9,046	9,163
Danaher Corp.	2.400%	9/15/20	4,119	4,251
DENTSPLY Sirona Inc.	4.125%	8/15/21	1,625	1,704
Diageo Capital plc	5.750%	10/23/17	11,903	12,509
Diageo Capital plc	1.125%	4/29/18	7,436	7,415
Diageo Capital plc	4.828%	7/15/20	4,210	4,709
Dignity Health California GO	2.637%	11/1/19	2,450	2,509
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	6,675	7,274
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	2,250	2,295
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	1,900	1,906
Edwards Lifesciences Corp.	2.875%	10/15/18	4,685	4,783
Eli Lilly & Co.	1.250%	3/1/18	6,368	6,388
Eli Lilly & Co.	1.950%	3/15/19	7,375	7,503
Estee Lauder Cos. Inc.	1.700%	5/10/21	6,800	6,826
Express Scripts Holding Co.	2.250%	6/15/19	10,335	10,505
Express Scripts Holding Co.	3.300%	2/25/21	3,800	3,999
Express Scripts Holding Co.	4.750%	11/15/21	7,000	7,872
Express Scripts Inc.	7.250%	6/15/19	250	287
General Mills Inc.	1.400%	10/20/17	2,781	2,791
General Mills Inc.	5.650%	2/15/19	10,490	11,564
General Mills Inc.	2.200%	10/21/19	5,993	6,117
Gilead Sciences Inc.	1.850%	9/4/18	9,716	9,843
Gilead Sciences Inc.	2.050%	4/1/19	7,038	7,174
Gilead Sciences Inc.	2.350%	2/1/20	6,154	6,334
Gilead Sciences Inc.	2.550%	9/1/20	18,929	19,638
Gilead Sciences Inc.	4.500%	4/1/21	9,981	11,146
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	21,115	22,662
Hasbro Inc.	6.300%	9/15/17	1,975	2,071
Hasbro Inc.	3.150%	5/15/21	5,850	6,018
Hershey Co.	1.600%	8/21/18	2,500	2,521
Hershey Co.	4.125%	12/1/20	3,625	3,988
Hillshire Brands Co.	4.100%	9/15/20	2,492	2,614
Hormel Foods Corp.	4.125%	4/15/21	1,100	1,213
Ingredion Inc.	4.625%	11/1/20	2,425	2,656
JM Smucker Co.	1.750%	3/15/18	2,541	2,556
JM Smucker Co.	2.500%	3/15/20	7,436	7,599
Johnson & Johnson	5.150%	7/15/18	5,107	5,505
Johnson & Johnson	1.650%	12/5/18	6,914	7,002
Johnson & Johnson	1.125%	3/1/19	6,318	6,323
Johnson & Johnson	1.875%	12/5/19	11,180	11,448
Johnson & Johnson	2.950%	9/1/20	6,050	6,418
Johnson & Johnson	1.650%	3/1/21	6,632	6,722
Johnson & Johnson	3.550%	5/15/21	3,250	3,565
Kellogg Co.	3.250%	5/21/18	450	464
Kellogg Co.	4.150%	11/15/19	6,975	7,523
Kellogg Co.	4.000%	12/15/20	7,380	8,094
Kimberly-Clark Corp.	6.250%	7/15/18	1,663	1,820
Kimberly-Clark Corp.	7.500%	11/1/18	4,697	5,318
Kimberly-Clark Corp.	1.400%	2/15/19	3,200	3,229
Kimberly-Clark Corp.	1.900%	5/22/19	2,000	2,031
Kimberly-Clark Corp.	1.850%	3/1/20	2,025	2,060
Kimberly-Clark Corp.	3.625%	8/1/20	1,558	1,689
Kimberly-Clark Corp.	2.150%	8/15/20	1,825	1,877
Kimberly-Clark Corp.	3.875%	3/1/21	2,195	2,402
Koninklijke Philips NV	5.750%	3/11/18	10,363	11,022
Kraft Foods Group Inc.	6.125%	8/23/18	8,236	8,971
Kraft Foods Group Inc.	5.375%	2/10/20	7,154	8,017
Kraft Heinz Foods Co.	2.000%	7/2/18	14,841	15,023
Kraft Heinz Foods Co.	2.800%	7/2/20	16,007	16,652
Laboratory Corp. of America Holdings	2.200%	8/23/17	8,307	8,384

22

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Laboratory Corp. of America Holdings	2.500%	11/1/18	850	861
Laboratory Corp. of America Holdings	2.625%	2/1/20	5,017	5,114
Laboratory Corp. of America Holdings	4.625%	11/15/20	3,250	3,541
Life Technologies Corp.	6.000%	3/1/20	4,375	4,892
Life Technologies Corp.	5.000%	1/15/21	4,668	5,121
Mattel Inc.	2.350%	5/6/19	4,475	4,541
Mattel Inc.	4.350%	10/1/20	75	81
Mattel Inc.	2.350%	8/15/21	2,500	2,500
McCormick & Co. Inc.	5.750%	12/15/17	765	810
McCormick & Co. Inc.	3.900%	7/15/21	2,625	2,860
McKesson Corp.	1.400%	3/15/18	3,078	3,081
McKesson Corp.	7.500%	2/15/19	4,800	5,473
McKesson Corp.	2.284%	3/15/19	8,750	8,921
McKesson Corp.	4.750%	3/1/21	7,050	7,809
Mead Johnson Nutrition Co.	4.900%	11/1/19	4,475	4,912
Mead Johnson Nutrition Co.	3.000%	11/15/20	11,664	12,190
Medco Health Solutions Inc.	4.125%	9/15/20	4,950	5,334
Medtronic Inc.	1.500%	3/15/18	6,100	6,134
Medtronic Inc.	1.375%	4/1/18	17,015	17,073
Medtronic Inc.	5.600%	3/15/19	3,727	4,117
Medtronic Inc.	2.500%	3/15/20	25,751	26,662
Medtronic Inc.	4.125%	3/15/21	2,353	2,586
Merck & Co. Inc.	1.100%	1/31/18	11,487	11,505
Merck & Co. Inc.	1.300%	5/18/18	10,097	10,152
Merck & Co. Inc.	1.850%	2/10/20	9,450	9,651
Merck & Co. Inc.	3.875%	1/15/21	8,786	9,622
Merck Sharp & Dohme Corp.	5.000%	6/30/19	9,725	10,731
Molson Coors Brewing Co.	1.450%	7/15/19	7,125	7,115
Molson Coors Brewing Co.	2.100%	7/15/21	7,935	7,969
Mondelez International Inc.	6.125%	2/1/18	9,078	9,654
Mondelez International Inc.	6.125%	8/23/18	500	544
Mondelez International Inc.	2.250%	2/1/19	9,560	9,730
Mondelez International Inc.	5.375%	2/10/20	4,451	4,989
Mylan Inc.	2.600%	6/24/18	3,742	3,795
Mylan Inc.	2.550%	3/28/19	10,179	10,305
1 Mylan NV	3.000%	12/15/18	500	512
1 Mylan NV	2.500%	6/7/19	5,020	5,085
1 Mylan NV	3.750%	12/15/20	9,550	9,957
1 Mylan NV	3.150%	6/15/21	16,170	16,474
Newell Brands Inc.	2.050%	12/1/17	4,750	4,790
Newell Brands Inc.	2.150%	10/15/18	2,200	2,230
Newell Brands Inc.	2.600%	3/29/19	9,150	9,360
Newell Brands Inc.	2.875%	12/1/19	5,200	5,350
Newell Brands Inc.	3.150%	4/1/21	16,649	17,358
Novant Health Inc.	5.850%	11/1/19	1,300	1,473
Novartis Capital Corp.	4.400%	4/24/20	6,125	6,767
Novartis Securities Investment Ltd.	5.125%	2/10/19	25,688	28,079
Pall Corp.	5.000%	6/15/20	1,250	1,408
PepsiCo Inc.	1.000%	10/13/17	3,350	3,350
PepsiCo Inc.	1.250%	4/30/18	1,903	1,910
PepsiCo Inc.	5.000%	6/1/18	15,609	16,654
PepsiCo Inc.	7.900%	11/1/18	11,623	13,261
PepsiCo Inc.	2.250%	1/7/19	7,193	7,368
PepsiCo Inc.	1.500%	2/22/19	250	252
PepsiCo Inc.	4.500%	1/15/20	7,725	8,506
PepsiCo Inc.	1.850%	4/30/20	10,125	10,284
PepsiCo Inc.	2.150%	10/14/20	15,680	16,093
PepsiCo Inc.	3.125%	11/1/20	4,145	4,435
PepsiCo Inc.	3.000%	8/25/21	6,700	7,131
Perrigo Co. plc	2.300%	11/8/18	5,125	5,142
Perrigo Finance Unlimited Co.	3.500%	3/15/21	4,000	4,115
Pfizer Inc.	4.650%	3/1/18	1,000	1,052
Pfizer Inc.	1.200%	6/1/18	8,550	8,562
Pfizer Inc.	1.500%	6/15/18	12,694	12,800

23

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pfizer Inc.	6.200%	3/15/19	30,317	33,897
Pfizer Inc.	2.100%	5/15/19	11,916	12,186
Pfizer Inc.	1.450%	6/3/19	10,550	10,629
Pfizer Inc.	1.950%	6/3/21	12,777	12,936
Pharmacia LLC	6.500%	12/1/18	1,340	1,492
Philip Morris International Inc.	1.250%	11/9/17	3,534	3,541
Philip Morris International Inc.	5.650%	5/16/18	18,569	19,962
Philip Morris International Inc.	1.875%	1/15/19	13,515	13,716
Philip Morris International Inc.	1.375%	2/25/19	1,500	1,506
Philip Morris International Inc.	4.500%	3/26/20	9,050	9,961
Philip Morris International Inc.	1.875%	2/25/21	6,934	7,002
Philip Morris International Inc.	4.125%	5/17/21	2,500	2,771
2 Procter & Gamble - Esop	9.360%	1/1/21	963	1,137
Procter & Gamble Co.	1.600%	11/15/18	4,557	4,613
Procter & Gamble Co.	4.700%	2/15/19	14,249	15,488
Procter & Gamble Co.	1.900%	11/1/19	5,295	5,412
Procter & Gamble Co.	1.850%	2/2/21	6,225	6,332
Quest Diagnostics Inc.	2.700%	4/1/19	2,200	2,246
Quest Diagnostics Inc.	4.750%	1/30/20	3,375	3,682
Quest Diagnostics Inc.	2.500%	3/30/20	3,600	3,660
Quest Diagnostics Inc.	4.700%	4/1/21	3,525	3,860
Reynolds American Inc.	2.300%	6/12/18	10,384	10,545
Reynolds American Inc.	8.125%	6/23/19	4,842	5,689
Reynolds American Inc.	6.875%	5/1/20	4,900	5,746
Reynolds American Inc.	3.250%	6/12/20	10,430	10,972
Sanofi	1.250%	4/10/18	13,464	13,493
Sanofi	4.000%	3/29/21	15,665	17,382
St. Jude Medical Inc.	2.000%	9/15/18	3,745	3,792
St. Jude Medical Inc.	2.800%	9/15/20	3,745	3,873
Stryker Corp.	1.300%	4/1/18	5,600	5,600
Stryker Corp.	2.000%	3/8/19	5,143	5,208
Stryker Corp.	4.375%	1/15/20	4,200	4,567
Stryker Corp.	2.625%	3/15/21	15,550	16,053
Sysco Corp.	5.250%	2/12/18	4,473	4,710
Sysco Corp.	5.375%	3/17/19	150	164
Sysco Corp.	1.900%	4/1/19	5,575	5,626
Sysco Corp.	2.600%	10/1/20	4,150	4,282
Sysco Corp.	2.500%	7/15/21	3,950	4,049
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	6,100	6,170
Teva Pharmaceutical Finance Netherlands III BV	1.400%	7/20/18	15,535	15,504
Teva Pharmaceutical Finance Netherlands III BV	1.700%	7/19/19	20,452	20,491
Teva Pharmaceutical Finance Netherlands III BV	2.200%	7/21/21	26,500	26,499
The Kroger Co.	6.800%	12/15/18	860	961
The Kroger Co.	2.000%	1/15/19	4,800	4,866
The Kroger Co.	2.300%	1/15/19	7,381	7,524
The Kroger Co.	6.150%	1/15/20	3,875	4,422
The Kroger Co.	3.300%	1/15/21	7,356	7,805
The Kroger Co.	2.600%	2/1/21	4,250	4,379
Thermo Fisher Scientific Inc.	1.850%	1/15/18	4,043	4,070
Thermo Fisher Scientific Inc.	2.150%	12/14/18	4,000	4,049
Thermo Fisher Scientific Inc.	2.400%	2/1/19	10,207	10,415
Thermo Fisher Scientific Inc.	4.700%	5/1/20	275	300
Thermo Fisher Scientific Inc.	4.500%	3/1/21	10,400	11,489
Thermo Fisher Scientific Inc.	3.600%	8/15/21	9,995	10,649
Tupperware Brands Corp.	4.750%	6/1/21	4,425	4,781
Tyson Foods Inc.	2.650%	8/15/19	13,400	13,743
Unilever Capital Corp.	4.800%	2/15/19	5,625	6,100
Unilever Capital Corp.	2.200%	3/6/19	5,220	5,347
Unilever Capital Corp.	2.100%	7/30/20	7,080	7,246
Unilever Capital Corp.	4.250%	2/10/21	8,163	9,094
Unilever Capital Corp.	1.375%	7/28/21	5,000	4,964
Whirlpool Corp.	1.650%	11/1/17	600	602
Whirlpool Corp.	2.400%	3/1/19	5,095	5,189
Whirlpool Corp.	4.850%	6/15/21	2,425	2,716

24

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Zimmer Biomet Holdings Inc.	2.000%	4/1/18	10,083	10,148
Zimmer Biomet Holdings Inc.	4.625%	11/30/19	3,925	4,241
Zimmer Biomet Holdings Inc.	2.700%	4/1/20	15,013	15,349
Zoetis Inc.	1.875%	2/1/18	3,510	3,518
Zoetis Inc.	3.450%	11/13/20	6,191	6,472
Energy (7.9%)
Anadarko Petroleum Corp.	6.375%	9/15/17	9,834	10,288
Anadarko Petroleum Corp.	8.700%	3/15/19	4,770	5,449
Anadarko Petroleum Corp.	6.950%	6/15/19	750	831
Anadarko Petroleum Corp.	4.850%	3/15/21	11,474	12,228
Apache Corp.	6.900%	9/15/18	1,775	1,941
Apache Corp.	3.625%	2/1/21	6,150	6,435
Baker Hughes Inc.	7.500%	11/15/18	3,621	4,060
Baker Hughes Inc.	3.200%	8/15/21	4,723	4,921
Boardwalk Pipelines LP	5.750%	9/15/19	3,105	3,324
BP Capital Markets plc	1.375%	11/6/17	10,140	10,152
BP Capital Markets plc	1.674%	2/13/18	8,100	8,148
BP Capital Markets plc	1.375%	5/10/18	15,568	15,580
BP Capital Markets plc	2.241%	9/26/18	9,850	10,020
BP Capital Markets plc	4.750%	3/10/19	8,140	8,791
BP Capital Markets plc	1.676%	5/3/19	6,500	6,546
BP Capital Markets plc	2.237%	5/10/19	11,175	11,407
BP Capital Markets plc	2.521%	1/15/20	9,696	9,980
BP Capital Markets plc	2.315%	2/13/20	8,700	8,881
BP Capital Markets plc	4.500%	10/1/20	10,940	12,067
BP Capital Markets plc	4.742%	3/11/21	9,880	11,159
Buckeye Partners LP	6.050%	1/15/18	2,800	2,946
Buckeye Partners LP	2.650%	11/15/18	3,478	3,516
Buckeye Partners LP	4.875%	2/1/21	7,733	8,275
Canadian Natural Resources Ltd.	1.750%	1/15/18	6,675	6,640
Canadian Natural Resources Ltd.	5.900%	2/1/18	2,055	2,157
Chevron Corp.	1.344%	11/9/17	8,750	8,779
Chevron Corp.	1.345%	11/15/17	10,266	10,297
Chevron Corp.	1.104%	12/5/17	11,436	11,441
Chevron Corp.	1.365%	3/2/18	15,798	15,844
Chevron Corp.	1.718%	6/24/18	19,336	19,540
Chevron Corp.	1.790%	11/16/18	11,459	11,604
Chevron Corp.	4.950%	3/3/19	16,721	18,203
Chevron Corp.	1.561%	5/16/19	4,750	4,779
Chevron Corp.	2.193%	11/15/19	5,975	6,114
Chevron Corp.	1.961%	3/3/20	17,900	18,201
Chevron Corp.	2.427%	6/24/20	8,025	8,288
Chevron Corp.	2.419%	11/17/20	9,017	9,306
Chevron Corp.	2.100%	5/16/21	20,600	20,964
Columbia Pipeline Group Inc.	2.450%	6/1/18	4,700	4,728
Columbia Pipeline Group Inc.	3.300%	6/1/20	4,800	4,963
ConocoPhillips	5.200%	5/15/18	3,093	3,283
ConocoPhillips	6.650%	7/15/18	2,689	2,933
ConocoPhillips	5.750%	2/1/19	15,588	17,048
ConocoPhillips	6.000%	1/15/20	10,466	11,835
ConocoPhillips Co.	1.050%	12/15/17	10,502	10,446
ConocoPhillips Co.	1.500%	5/15/18	6,891	6,890
ConocoPhillips Co.	2.200%	5/15/20	7,860	7,914
ConocoPhillips Co.	4.200%	3/15/21	10,350	11,169
Copano Energy LLC / Copano Energy Finance Corp.	7.125%	4/1/21	4,098	4,231
Devon Energy Corp.	4.000%	7/15/21	5,345	5,572
Dominion Gas Holdings LLC	2.500%	12/15/19	7,300	7,473
Dominion Gas Holdings LLC	2.800%	11/15/20	5,350	5,526
Enable Midstream Partners LP	2.400%	5/15/19	4,475	4,374
Enbridge Energy Partners LP	6.500%	4/15/18	2,551	2,701
Enbridge Energy Partners LP	9.875%	3/1/19	3,875	4,522
Enbridge Energy Partners LP	5.200%	3/15/20	6,250	6,669
Enbridge Energy Partners LP	4.375%	10/15/20	4,625	4,822

25

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Encana Corp.	6.500%	5/15/19	3,600	3,853
Energy Transfer Partners LP	2.500%	6/15/18	4,002	4,024
Energy Transfer Partners LP	6.700%	7/1/18	10,221	10,926
Energy Transfer Partners LP	9.700%	3/15/19	2,500	2,877
Energy Transfer Partners LP	9.000%	4/15/19	1,925	2,191
Energy Transfer Partners LP	4.150%	10/1/20	5,900	6,173
Energy Transfer Partners LP	4.650%	6/1/21	9,876	10,515
EnLink Midstream Partners LP	2.700%	4/1/19	3,050	3,004
Enterprise Products Operating LLC	6.300%	9/15/17	5,627	5,902
Enterprise Products Operating LLC	6.650%	4/15/18	2,469	2,663
Enterprise Products Operating LLC	1.650%	5/7/18	4,064	4,072
Enterprise Products Operating LLC	6.500%	1/31/19	7,200	8,010
Enterprise Products Operating LLC	2.550%	10/15/19	9,825	10,067
Enterprise Products Operating LLC	5.250%	1/31/20	6,475	7,150
Enterprise Products Operating LLC	5.200%	9/1/20	9,125	10,259
Enterprise Products Operating LLC	2.850%	4/15/21	2,902	2,996
2 Enterprise Products Operating LLC	7.034%	1/15/68	6,601	7,022
EOG Resources Inc.	5.875%	9/15/17	3,005	3,149
EOG Resources Inc.	6.875%	10/1/18	2,575	2,846
EOG Resources Inc.	5.625%	6/1/19	9,655	10,576
EOG Resources Inc.	2.450%	4/1/20	4,050	4,105
EOG Resources Inc.	4.400%	6/1/20	7,150	7,733
EOG Resources Inc.	4.100%	2/1/21	5,175	5,593
EQT Corp.	6.500%	4/1/18	3,546	3,723
EQT Corp.	8.125%	6/1/19	5,275	6,048
Exxon Mobil Corp.	1.439%	3/1/18	11,475	11,543
Exxon Mobil Corp.	1.305%	3/6/18	13,011	13,051
Exxon Mobil Corp.	1.708%	3/1/19	1,475	1,492
Exxon Mobil Corp.	1.819%	3/15/19	16,750	16,956
Exxon Mobil Corp.	1.912%	3/6/20	15,425	15,696
Exxon Mobil Corp.	2.222%	3/1/21	22,900	23,488
FMC Technologies Inc.	2.000%	10/1/17	2,240	2,228
Halliburton Co.	2.000%	8/1/18	3,650	3,672
Halliburton Co.	5.900%	9/15/18	5,175	5,600
Halliburton Co.	6.150%	9/15/19	7,200	8,090
Hess Corp.	8.125%	2/15/19	7,738	8,739
Husky Energy Inc.	6.150%	6/15/19	1,435	1,561
Husky Energy Inc.	7.250%	12/15/19	7,370	8,413
Kinder Morgan Energy Partners LP	5.950%	2/15/18	14,909	15,734
Kinder Morgan Energy Partners LP	2.650%	2/1/19	8,250	8,349
Kinder Morgan Energy Partners LP	9.000%	2/1/19	3,775	4,356
Kinder Morgan Energy Partners LP	6.850%	2/15/20	5,850	6,594
Kinder Morgan Energy Partners LP	6.500%	4/1/20	5,675	6,353
Kinder Morgan Energy Partners LP	5.300%	9/15/20	2,750	2,999
Kinder Morgan Energy Partners LP	3.500%	3/1/21	6,525	6,737
Kinder Morgan Energy Partners LP	5.800%	3/1/21	3,250	3,615
Kinder Morgan Inc.	2.000%	12/1/17	3,254	3,266
Kinder Morgan Inc.	7.250%	6/1/18	1,500	1,627
Kinder Morgan Inc.	3.050%	12/1/19	12,826	13,176
Kinder Morgan Inc.	6.500%	9/15/20	3,278	3,710
Magellan Midstream Partners LP	6.550%	7/15/19	4,196	4,725
Magellan Midstream Partners LP	4.250%	2/1/21	3,900	4,199
Marathon Oil Corp.	6.000%	10/1/17	3,242	3,358
Marathon Oil Corp.	5.900%	3/15/18	7,742	8,090
Marathon Oil Corp.	2.700%	6/1/20	6,750	6,556
Marathon Petroleum Corp.	2.700%	12/14/18	5,630	5,757
Marathon Petroleum Corp.	3.400%	12/15/20	9,050	9,421
Marathon Petroleum Corp.	5.125%	3/1/21	8,300	9,243
Nabors Industries Inc.	6.150%	2/15/18	7,200	7,452
Nabors Industries Inc.	9.250%	1/15/19	1,550	1,690
Nabors Industries Inc.	5.000%	9/15/20	4,450	4,406
National Fuel Gas Co.	8.750%	5/1/19	2,300	2,601
National Oilwell Varco Inc.	1.350%	12/1/17	4,063	4,035
Noble Energy Inc.	8.250%	3/1/19	9,650	11,037

26

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Noble Energy Inc.	5.625%	5/1/21	1,752	1,829
Occidental Petroleum Corp.	1.500%	2/15/18	5,660	5,684
Occidental Petroleum Corp.	4.100%	2/1/21	9,550	10,414
ONEOK Partners LP	2.000%	10/1/17	3,775	3,778
ONEOK Partners LP	3.200%	9/15/18	2,800	2,845
ONEOK Partners LP	8.625%	3/1/19	6,575	7,485
Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	1,561	1,613
Panhandle Eastern Pipe Line Co. LP	7.000%	6/15/18	5,847	6,282
Petro-Canada	6.050%	5/15/18	3,286	3,519
Phillips 66 Partners LP	2.646%	2/15/20	4,075	4,102
Pioneer Natural Resources Co.	6.875%	5/1/18	2,975	3,213
Pioneer Natural Resources Co.	7.500%	1/15/20	5,200	6,022
Pioneer Natural Resources Co.	3.450%	1/15/21	5,300	5,485
Plains All American Pipeline LP / PAA Finance Corp.	6.500%	5/1/18	6,350	6,777
Plains All American Pipeline LP / PAA Finance Corp.	8.750%	5/1/19	6,140	7,072
Plains All American Pipeline LP / PAA Finance Corp.	5.750%	1/15/20	5,640	6,149
Plains All American Pipeline LP / PAA Finance Corp.	5.000%	2/1/21	3,389	3,634
Questar Pipeline Co.	5.830%	2/1/18	1,300	1,375
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.750%	9/1/20	5,925	6,458
Regency Energy Partners LP / Regency Energy Finance
Corp.	6.500%	7/15/21	3,668	3,778
Repsol Oil & Gas Canada Inc.	3.750%	2/1/21	5,045	4,887
Shell International Finance BV	1.250%	11/10/17	7,500	7,507
Shell International Finance BV	1.900%	8/10/18	10,116	10,238
Shell International Finance BV	1.625%	11/10/18	9,450	9,470
Shell International Finance BV	2.000%	11/15/18	17,088	17,336
Shell International Finance BV	1.375%	5/10/19	3,500	3,498
Shell International Finance BV	4.300%	9/22/19	17,925	19,429
Shell International Finance BV	4.375%	3/25/20	7,890	8,619
Shell International Finance BV	2.125%	5/11/20	17,544	17,830
Shell International Finance BV	2.250%	11/10/20	11,600	11,858
Shell International Finance BV	1.875%	5/10/21	28,550	28,650
Southern Natural Gas Co. LLC / Southern Natural
Issuing Corp.	4.400%	6/15/21	1,550	1,665
Spectra Energy Capital LLC	6.200%	4/15/18	6,813	7,241
Spectra Energy Capital LLC	8.000%	10/1/19	5,280	6,087
Spectra Energy Capital LLC	5.650%	3/1/20	600	649
Spectra Energy Partners LP	2.950%	9/25/18	9,498	9,670
Spectra Energy Partners LP	4.600%	6/15/21	1,150	1,245
Suncor Energy Inc.	6.100%	6/1/18	11,027	11,809
Sunoco Logistics Partners Operations LP	5.500%	2/15/20	1,400	1,533
Sunoco Logistics Partners Operations LP	4.400%	4/1/21	8,375	8,933
TC Pipelines LP	4.650%	6/15/21	2,228	2,327
Total Capital Canada Ltd.	1.450%	1/15/18	13,245	13,301
Total Capital International SA	2.125%	1/10/19	8,870	9,032
Total Capital International SA	2.100%	6/19/19	8,650	8,817
Total Capital International SA	2.750%	6/19/21	6,175	6,447
Total Capital SA	2.125%	8/10/18	8,065	8,214
Total Capital SA	4.450%	6/24/20	12,270	13,532
Total Capital SA	4.125%	1/28/21	3,355	3,679
TransCanada PipeLines Ltd.	1.625%	11/9/17	12,100	12,139
TransCanada PipeLines Ltd.	1.875%	1/12/18	7,375	7,416
TransCanada PipeLines Ltd.	6.500%	8/15/18	9,317	10,168
TransCanada PipeLines Ltd.	3.125%	1/15/19	4,750	4,901
TransCanada PipeLines Ltd.	7.125%	1/15/19	2,392	2,669
TransCanada PipeLines Ltd.	3.800%	10/1/20	5,800	6,198
Transcontinental Gas Pipe Line Co. LLC	6.050%	6/15/18	1,375	1,447
Valero Energy Corp.	9.375%	3/15/19	7,348	8,681
Valero Energy Corp.	6.125%	2/1/20	6,655	7,540
Western Gas Partners LP	2.600%	8/15/18	3,550	3,552
Western Gas Partners LP	5.375%	6/1/21	3,357	3,648
Williams Partners LP	5.250%	3/15/20	18,159	19,521
Williams Partners LP	4.125%	11/15/20	2,907	3,019

27

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
XTO Energy Inc.	5.500%	6/15/18	8,350	8,973
XTO Energy Inc.	6.500%	12/15/18	3,235	3,608
Other Industrial (0.0%)
Cintas Corp. No 2	6.125%	12/1/17	2,125	2,254
Cintas Corp. No 2	4.300%	6/1/21	2,015	2,220
Yale University Connecticut GO	2.086%	4/15/19	1,400	1,434
Technology (7.7%)
Adobe Systems Inc.	4.750%	2/1/20	9,475	10,451
Alphabet Inc.	3.625%	5/19/21	6,775	7,434
Altera Corp.	2.500%	11/15/18	7,255	7,465
Amphenol Corp.	1.550%	9/15/17	2,075	2,080
Amphenol Corp.	2.550%	1/30/19	10,328	10,570
Apple Inc.	1.300%	2/23/18	1,750	1,759
Apple Inc.	1.000%	5/3/18	40,398	40,388
Apple Inc.	1.700%	2/22/19	3,185	3,228
Apple Inc.	2.100%	5/6/19	22,296	22,808
Apple Inc.	1.100%	8/2/19	8,775	8,750
Apple Inc.	1.550%	2/7/20	9,725	9,781
Apple Inc.	2.000%	5/6/20	16,325	16,670
Apple Inc.	2.250%	2/23/21	36,760	37,744
Apple Inc.	2.850%	5/6/21	19,884	20,955
Apple Inc.	1.550%	8/4/21	8,175	8,134
Applied Materials Inc.	2.625%	10/1/20	4,000	4,118
Applied Materials Inc.	4.300%	6/15/21	7,299	8,082
Arrow Electronics Inc.	3.000%	3/1/18	3,953	4,017
Arrow Electronics Inc.	6.000%	4/1/20	1,428	1,574
Arrow Electronics Inc.	5.125%	3/1/21	1,300	1,402
Autodesk Inc.	1.950%	12/15/17	3,025	3,038
Autodesk Inc.	3.125%	6/15/20	4,500	4,600
Avnet Inc.	5.875%	6/15/20	1,639	1,817
Baidu Inc.	2.250%	11/28/17	6,200	6,245
Baidu Inc.	3.250%	8/6/18	7,475	7,676
Baidu Inc.	2.750%	6/9/19	7,516	7,652
Baidu Inc.	3.000%	6/30/20	5,500	5,631
Broadridge Financial Solutions Inc.	3.950%	9/1/20	300	317
CA Inc.	2.875%	8/15/18	1,850	1,885
CA Inc.	5.375%	12/1/19	6,425	7,081
CA Inc.	3.600%	8/1/20	4,250	4,446
CDK Global Inc.	3.300%	10/15/19	1,800	1,817
Cisco Systems Inc.	1.400%	2/28/18	14,375	14,445
Cisco Systems Inc.	1.650%	6/15/18	6,234	6,300
Cisco Systems Inc.	4.950%	2/15/19	19,131	20,832
Cisco Systems Inc.	1.600%	2/28/19	9,080	9,179
Cisco Systems Inc.	2.125%	3/1/19	18,809	19,238
Cisco Systems Inc.	4.450%	1/15/20	24,060	26,454
Cisco Systems Inc.	2.450%	6/15/20	14,699	15,245
Cisco Systems Inc.	2.200%	2/28/21	20,281	20,817
Cisco Systems Inc.	2.900%	3/4/21	5,350	5,644
Corning Inc.	1.450%	11/15/17	850	850
Corning Inc.	1.500%	5/8/18	2,750	2,746
Corning Inc.	6.625%	5/15/19	3,155	3,533
Corning Inc.	4.250%	8/15/20	2,000	2,160
1 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	3.480%	6/1/19	37,150	38,204
1 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	4.420%	6/15/21	43,535	45,454
Dun & Bradstreet Corp.	3.250%	12/1/17	2,100	2,114
Dun & Bradstreet Corp.	4.000%	6/15/20	500	521
EMC Corp.	1.875%	6/1/18	17,853	17,771
EMC Corp.	2.650%	6/1/20	19,880	19,728
Equifax Inc.	2.300%	6/1/21	4,475	4,500
Fidelity National Information Services Inc.	2.000%	4/15/18	475	478
Fidelity National Information Services Inc.	2.850%	10/15/18	5,013	5,152
Fidelity National Information Services Inc.	3.625%	10/15/20	17,219	18,271
Fidelity National Information Services Inc.	2.250%	8/15/21	17,000	17,090

28

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Fiserv Inc.	2.700%	6/1/20	6,700	6,908
Fiserv Inc.	4.625%	10/1/20	5,454	5,976
Flextronics International Ltd.	4.625%	2/15/20	350	372
1 Hewlett Packard Enterprise Co.	2.450%	10/5/17	18,208	18,364
1 Hewlett Packard Enterprise Co.	2.850%	10/5/18	21,825	22,239
1 Hewlett Packard Enterprise Co.	3.600%	10/15/20	31,876	33,356
HP Inc.	3.750%	12/1/20	457	483
HP Inc.	4.300%	6/1/21	15,895	17,160
HP Inc.	4.650%	12/9/21	5,000	5,460
Intel Corp.	1.350%	12/15/17	31,537	31,674
Intel Corp.	2.450%	7/29/20	12,185	12,637
Intel Corp.	1.700%	5/19/21	4,475	4,496
International Business Machines Corp.	5.700%	9/14/17	24,241	25,400
International Business Machines Corp.	1.125%	2/6/18	20,401	20,438
International Business Machines Corp.	1.250%	2/8/18	13,625	13,676
International Business Machines Corp.	7.625%	10/15/18	12,435	14,089
International Business Machines Corp.	1.950%	2/12/19	4,950	5,040
International Business Machines Corp.	1.875%	5/15/19	3,775	3,840
International Business Machines Corp.	1.800%	5/17/19	8,200	8,332
International Business Machines Corp.	8.375%	11/1/19	3,389	4,114
International Business Machines Corp.	1.625%	5/15/20	13,013	13,120
International Business Machines Corp.	2.250%	2/19/21	7,200	7,408
Jabil Circuit Inc.	8.250%	3/15/18	1,550	1,686
Jabil Circuit Inc.	5.625%	12/15/20	3,500	3,762
Juniper Networks Inc.	3.125%	2/26/19	2,800	2,865
Juniper Networks Inc.	3.300%	6/15/20	2,200	2,280
Juniper Networks Inc.	4.600%	3/15/21	1,655	1,778
Keysight Technologies Inc.	3.300%	10/30/19	3,800	3,867
KLA-Tencor Corp.	3.375%	11/1/19	1,200	1,234
Lam Research Corp.	2.750%	3/15/20	5,230	5,362
Lam Research Corp.	2.800%	6/15/21	8,000	8,207
Lexmark International Inc.	6.650%	6/1/18	1,600	1,696
Lexmark International Inc.	5.125%	3/15/20	3,850	4,050
Maxim Integrated Products Inc.	2.500%	11/15/18	3,788	3,837
Microsoft Corp.	0.875%	11/15/17	3,911	3,912
Microsoft Corp.	1.000%	5/1/18	2,848	2,851
Microsoft Corp.	1.300%	11/3/18	22,573	22,666
Microsoft Corp.	1.625%	12/6/18	2,272	2,299
Microsoft Corp.	4.200%	6/1/19	10,170	10,982
Microsoft Corp.	1.100%	8/8/19	7,000	6,980
Microsoft Corp.	1.850%	2/12/20	9,117	9,255
Microsoft Corp.	3.000%	10/1/20	12,805	13,625
Microsoft Corp.	2.000%	11/3/20	26,725	27,255
Microsoft Corp.	1.550%	8/8/21	25,000	24,957
NetApp Inc.	2.000%	12/15/17	4,510	4,532
NetApp Inc.	3.375%	6/15/21	5,575	5,802
Oracle Corp.	5.750%	4/15/18	24,148	25,935
Oracle Corp.	2.375%	1/15/19	16,250	16,692
Oracle Corp.	5.000%	7/8/19	19,933	21,951
Oracle Corp.	2.250%	10/8/19	22,146	22,834
Oracle Corp.	3.875%	7/15/20	4,225	4,602
Oracle Corp.	2.800%	7/8/21	12,296	12,877
Oracle Corp.	1.900%	9/15/21	16,175	16,185
Pitney Bowes Inc.	5.750%	9/15/17	3,080	3,207
Pitney Bowes Inc.	5.600%	3/15/18	725	764
Pitney Bowes Inc.	4.750%	5/15/18	3,049	3,194
Pitney Bowes Inc.	6.250%	3/15/19	500	548
QUALCOMM Inc.	1.400%	5/18/18	7,500	7,540
QUALCOMM Inc.	2.250%	5/20/20	19,425	19,965
Seagate HDD Cayman	3.750%	11/15/18	5,825	5,956
1 Semiconductor Manufacturing International Corp.	4.125%	10/7/19	3,500	3,644
Symantec Corp.	4.200%	9/15/20	5,925	6,214
Tech Data Corp.	3.750%	9/21/17	1,700	1,740
Texas Instruments Inc.	1.000%	5/1/18	8,430	8,421

29

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Texas Instruments Inc.	1.650%	8/3/19	5,721	5,791
Texas Instruments Inc.	1.750%	5/1/20	2,151	2,177
Texas Instruments Inc.	2.750%	3/12/21	250	263
Total System Services Inc.	2.375%	6/1/18	4,375	4,407
Total System Services Inc.	3.800%	4/1/21	9,437	10,005
Tyco Electronics Group SA	6.550%	10/1/17	10,401	10,981
Tyco Electronics Group SA	2.375%	12/17/18	1,778	1,810
Tyco Electronics Group SA	2.350%	8/1/19	4,117	4,177
Verisk Analytics Inc.	5.800%	5/1/21	3,075	3,508
Xerox Corp.	6.350%	5/15/18	6,130	6,525
Xerox Corp.	2.750%	3/15/19	6,186	6,178
Xerox Corp.	5.625%	12/15/19	4,300	4,655
Xerox Corp.	2.800%	5/15/20	1,650	1,632
Xerox Corp.	3.500%	8/20/20	300	304
Xerox Corp.	2.750%	9/1/20	6,225	6,122
Xerox Corp.	4.500%	5/15/21	10,819	11,294
Xilinx Inc.	2.125%	3/15/19	3,290	3,326
Xilinx Inc.	3.000%	3/15/21	4,341	4,496
Transportation (1.2%)
Burlington Northern Santa Fe LLC	5.750%	3/15/18	7,950	8,501
Burlington Northern Santa Fe LLC	4.700%	10/1/19	6,032	6,633
Burlington Northern Santa Fe LLC	3.600%	9/1/20	1,675	1,800
Burlington Northern Santa Fe LLC	4.100%	6/1/21	1,417	1,569
Canadian National Railway Co.	5.850%	11/15/17	1,550	1,636
Canadian National Railway Co.	5.550%	5/15/18	1,900	2,038
Canadian National Railway Co.	5.550%	3/1/19	3,950	4,363
Canadian Pacific Railway Co.	6.500%	5/15/18	1,639	1,753
Canadian Pacific Railway Co.	7.250%	5/15/19	3,980	4,557
Canadian Pacific Railway Co.	9.450%	8/1/21	2,250	2,890
2 Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	2,621	2,997
2 Continental Airlines 2010-1 Class A Pass Through Trust	4.750%	7/12/22	2,061	2,221
CSX Corp.	6.250%	3/15/18	6,930	7,430
CSX Corp.	7.375%	2/1/19	6,450	7,329
CSX Corp.	3.700%	10/30/20	2,549	2,723
CSX Corp.	4.250%	6/1/21	2,575	2,835
2 Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	6/17/21	2,101	2,385
2 Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	1/2/20	985	1,052
2 Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	11/23/20	1,813	1,913
2 Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	1,757	1,878
FedEx Corp.	8.000%	1/15/19	4,850	5,576
FedEx Corp.	2.300%	2/1/20	2,900	2,970
JB Hunt Transport Services Inc.	2.400%	3/15/19	2,150	2,178
Kansas City Southern	2.350%	5/15/20	2,150	2,160
Norfolk Southern Corp.	5.750%	4/1/18	5,891	6,300
Norfolk Southern Corp.	5.900%	6/15/19	4,765	5,306
2 Northwest Airlines 2007-1 Class A Pass Through Trust	7.027%	5/1/21	1,601	1,813
Ryder System Inc.	2.500%	3/1/18	2,470	2,502
Ryder System Inc.	2.450%	11/15/18	2,675	2,715
Ryder System Inc.	2.350%	2/26/19	2,025	2,053
Ryder System Inc.	2.550%	6/1/19	2,650	2,689
Ryder System Inc.	2.450%	9/3/19	3,050	3,098
Ryder System Inc.	2.650%	3/2/20	5,000	5,106
Ryder System Inc.	2.500%	5/11/20	3,100	3,122
Ryder System Inc.	2.875%	9/1/20	3,050	3,098
Southern Railway Co.	9.750%	6/15/20	1,286	1,634
Southwest Airlines Co.	2.750%	11/6/19	3,000	3,097
Southwest Airlines Co.	2.650%	11/5/20	4,325	4,446
Union Pacific Corp.	5.750%	11/15/17	2,625	2,771
Union Pacific Corp.	5.700%	8/15/18	3,125	3,387
Union Pacific Corp.	2.250%	2/15/19	3,700	3,776
Union Pacific Corp.	1.800%	2/1/20	2,950	2,985
Union Pacific Corp.	2.250%	6/19/20	4,900	5,015
Union Pacific Corp.	4.000%	2/1/21	6,625	7,229

30

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United Parcel Service Inc.	1.125%	10/1/17	8,625	8,644
United Parcel Service Inc.	5.500%	1/15/18	9,016	9,571
United Parcel Service Inc.	5.125%	4/1/19	9,460	10,384
United Parcel Service Inc.	3.125%	1/15/21	10,050	10,729
United Parcel Service of America Inc.	8.375%	4/1/20	1,850	2,285
				8,974,676
Utilities (4.9%)
Electric (4.6%)
Alabama Power Co.	5.500%	10/15/17	1,925	2,016
Alabama Power Co.	3.375%	10/1/20	745	793
Ameren Corp.	2.700%	11/15/20	4,375	4,521
Ameren Illinois Co.	6.125%	11/15/17	1,275	1,349
American Electric Power Co. Inc.	1.650%	12/15/17	6,864	6,892
Appalachian Power Co.	4.600%	3/30/21	3,700	4,062
Arizona Public Service Co.	8.750%	3/1/19	6,227	7,296
Arizona Public Service Co.	2.200%	1/15/20	1,750	1,778
Atlantic City Electric Co.	7.750%	11/15/18	750	851
Avista Corp.	5.950%	6/1/18	1,460	1,559
Berkshire Hathaway Energy Co.	5.750%	4/1/18	8,100	8,660
Berkshire Hathaway Energy Co.	2.000%	11/15/18	3,568	3,609
Berkshire Hathaway Energy Co.	2.400%	2/1/20	4,500	4,607
Black Hills Corp.	2.500%	1/11/19	1,975	2,005
CenterPoint Energy Houston Electric LLC	1.850%	6/1/21	2,400	2,395
CenterPoint Energy Inc.	6.500%	5/1/18	2,999	3,213
Cleco Power LLC	6.650%	6/15/18	817	880
Cleveland Electric Illuminating Co.	7.880%	11/1/17	2,128	2,277
Cleveland Electric Illuminating Co.	8.875%	11/15/18	1,000	1,153
CMS Energy Corp.	5.050%	2/15/18	1,000	1,050
CMS Energy Corp.	8.750%	6/15/19	9,150	10,888
CMS Energy Corp.	6.250%	2/1/20	1,825	2,083
Commonwealth Edison Co.	5.800%	3/15/18	5,554	5,937
Commonwealth Edison Co.	2.150%	1/15/19	7,375	7,503
Commonwealth Edison Co.	4.000%	8/1/20	2,625	2,858
Connecticut Light & Power Co.	5.500%	2/1/19	2,125	2,329
Consolidated Edison Co. of New York Inc.	5.850%	4/1/18	7,508	8,041
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	4,682	5,302
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	3,675	4,148
Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	1,550	1,706
Consolidated Edison Inc.	2.000%	5/15/21	6,800	6,877
Constellation Energy Group Inc.	5.150%	12/1/20	5,450	6,046
Consumers Energy Co.	5.650%	9/15/18	2,000	2,169
Consumers Energy Co.	6.125%	3/15/19	5,515	6,171
Consumers Energy Co.	6.700%	9/15/19	175	202
Consumers Energy Co.	5.650%	4/15/20	2,875	3,266
Dominion Resources Inc.	1.400%	9/15/17	1,000	1,000
Dominion Resources Inc.	1.900%	6/15/18	1,109	1,117
Dominion Resources Inc.	6.400%	6/15/18	3,873	4,202
Dominion Resources Inc.	2.962%	7/1/19	6,025	6,188
Dominion Resources Inc.	5.200%	8/15/19	2,850	3,129
Dominion Resources Inc.	2.500%	12/1/19	12,055	12,307
Dominion Resources Inc.	4.450%	3/15/21	6,908	7,622
Dominion Resources Inc.	4.104%	4/1/21	850	908
DTE Electric Co.	5.600%	6/15/18	850	915
DTE Electric Co.	3.450%	10/1/20	3,675	3,929
DTE Electric Co.	3.900%	6/1/21	2,350	2,579
DTE Energy Co.	2.400%	12/1/19	5,900	6,035
Duke Energy Carolinas LLC	5.100%	4/15/18	5,932	6,309
Duke Energy Carolinas LLC	7.000%	11/15/18	2,530	2,838
Duke Energy Carolinas LLC	4.300%	6/15/20	2,775	3,066
Duke Energy Carolinas LLC	3.900%	6/15/21	5,125	5,624
Duke Energy Corp.	2.100%	6/15/18	7,695	7,783
Duke Energy Corp.	6.250%	6/15/18	2,250	2,437
Duke Energy Corp.	5.050%	9/15/19	7,420	8,168

31

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Duke Energy Florida LLC	5.800%	9/15/17	265	278
Duke Energy Florida LLC	5.650%	6/15/18	6,900	7,433
Duke Energy Florida LLC	3.100%	8/15/21	2,125	2,249
Duke Energy Indiana LLC	3.750%	7/15/20	2,950	3,184
Duke Energy Ohio Inc.	5.450%	4/1/19	10,754	11,860
Duke Energy Progress LLC	5.300%	1/15/19	10,083	11,001
Edison International	3.750%	9/15/17	5,565	5,712
1 Emera US Finance LP	2.150%	6/15/19	5,799	5,858
1 Emera US Finance LP	2.700%	6/15/21	11,075	11,319
Entergy Arkansas Inc.	3.750%	2/15/21	3,742	4,030
Entergy Corp.	5.125%	9/15/20	875	972
Entergy Gulf States Louisiana LLC	6.000%	5/1/18	3,225	3,461
Entergy Gulf States Louisiana LLC	3.950%	10/1/20	3,810	4,081
Entergy Louisiana LLC	6.500%	9/1/18	1,875	2,054
Entergy Texas Inc.	7.125%	2/1/19	5,655	6,365
Eversource Energy	1.450%	5/1/18	3,650	3,653
Eversource Energy	4.500%	11/15/19	1,532	1,666
Eversource Energy	2.500%	3/15/21	3,125	3,197
Exelon Corp.	2.850%	6/15/20	3,400	3,518
Exelon Corp.	2.450%	4/15/21	1,400	1,424
Exelon Generation Co. LLC	6.200%	10/1/17	5,524	5,789
Exelon Generation Co. LLC	5.200%	10/1/19	6,050	6,638
Exelon Generation Co. LLC	2.950%	1/15/20	11,600	11,927
Exelon Generation Co. LLC	4.000%	10/1/20	5,575	5,944
Florida Power & Light Co.	5.550%	11/1/17	2,727	2,864
Georgia Power Co.	5.400%	6/1/18	2,500	2,678
Georgia Power Co.	1.950%	12/1/18	7,512	7,620
Georgia Power Co.	4.250%	12/1/19	3,655	3,960
Georgia Power Co.	2.400%	4/1/21	3,050	3,133
Great Plains Energy Inc.	4.850%	6/1/21	2,300	2,513
Indiana Michigan Power Co.	7.000%	3/15/19	3,917	4,404
Integrys Holding Inc.	4.170%	11/1/20	570	618
Interstate Power & Light Co.	7.250%	10/1/18	1,000	1,114
Kansas City Power & Light Co.	6.375%	3/1/18	3,346	3,576
Kansas City Power & Light Co.	7.150%	4/1/19	4,300	4,890
Kentucky Utilities Co.	3.250%	11/1/20	3,925	4,143
LG&E & KU Energy LLC	3.750%	11/15/20	3,000	3,213
Metropolitan Edison Co.	7.700%	1/15/19	2,017	2,272
MidAmerican Energy Co.	5.300%	3/15/18	900	954
MidAmerican Energy Co.	2.400%	3/15/19	1,183	1,214
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	3,794	4,027
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	12,917	15,379
National Rural Utilities Cooperative Finance Corp.	2.150%	2/1/19	5,250	5,334
National Rural Utilities Cooperative Finance Corp.	1.650%	2/8/19	1,000	1,008
National Rural Utilities Cooperative Finance Corp.	2.300%	11/15/19	1,800	1,845
National Rural Utilities Cooperative Finance Corp.	2.000%	1/27/20	6,400	6,484
National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	2,785	2,851
National Rural Utilities Cooperative Finance Corp.	2.300%	11/1/20	850	871
Nevada Power Co.	6.500%	5/15/18	3,085	3,351
Nevada Power Co.	6.500%	8/1/18	4,598	5,035
Nevada Power Co.	7.125%	3/15/19	8,735	9,957
NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	9,300	10,240
NextEra Energy Capital Holdings Inc.	2.300%	4/1/19	3,150	3,198
NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	4,675	4,751
NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	4,239	4,353
NextEra Energy Capital Holdings Inc.	4.500%	6/1/21	1,480	1,627
2 NextEra Energy Capital Holdings Inc.	7.300%	9/1/67	1,005	999
Northern States Power Co.	5.250%	3/1/18	2,729	2,889
Northern States Power Co.	2.200%	8/15/20	3,000	3,067
NorthWestern Corp.	6.340%	4/1/19	2,000	2,223
NSTAR Electric Co.	5.625%	11/15/17	2,664	2,802
Oglethorpe Power Corp.	6.100%	3/15/19	725	799
Ohio Power Co.	6.050%	5/1/18	2,775	2,970
Oklahoma Gas & Electric Co.	8.250%	1/15/19	1,225	1,412

32

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Oncor Electric Delivery Co. LLC	5.000%	9/30/17	1,500	1,557
Oncor Electric Delivery Co. LLC	6.800%	9/1/18	5,201	5,731
Oncor Electric Delivery Co. LLC	2.150%	6/1/19	2,599	2,634
Pacific Gas & Electric Co.	5.625%	11/30/17	9,063	9,551
Pacific Gas & Electric Co.	8.250%	10/15/18	9,797	11,148
Pacific Gas & Electric Co.	3.500%	10/1/20	8,361	8,982
Pacific Gas & Electric Co.	4.250%	5/15/21	3,350	3,690
PacifiCorp	5.650%	7/15/18	6,578	7,112
PacifiCorp	5.500%	1/15/19	3,143	3,441
PacifiCorp	3.850%	6/15/21	2,900	3,164
PECO Energy Co.	5.350%	3/1/18	2,705	2,878
Pennsylvania Electric Co.	6.050%	9/1/17	3,775	3,926
Pennsylvania Electric Co.	5.200%	4/1/20	3,725	4,048
PG&E Corp.	2.400%	3/1/19	2,130	2,165
Portland General Electric Co.	6.100%	4/15/19	2,010	2,235
PPL Capital Funding Inc.	1.900%	6/1/18	5,750	5,768
Progress Energy Inc.	7.050%	3/15/19	200	226
Progress Energy Inc.	4.875%	12/1/19	3,656	4,012
Progress Energy Inc.	4.400%	1/15/21	675	739
PSEG Power LLC	2.450%	11/15/18	3,000	3,036
PSEG Power LLC	5.125%	4/15/20	3,200	3,517
PSEG Power LLC	3.000%	6/15/21	4,200	4,314
Public Service Co. of Colorado	5.800%	8/1/18	100	108
Public Service Co. of Colorado	5.125%	6/1/19	5,000	5,502
Public Service Co. of Colorado	3.200%	11/15/20	3,175	3,369
Public Service Co. of New Mexico	7.950%	5/15/18	765	837
Public Service Co. of Oklahoma	5.150%	12/1/19	1,372	1,513
Public Service Co. of Oklahoma	4.400%	2/1/21	1,900	2,067
Public Service Electric & Gas Co.	5.300%	5/1/18	3,115	3,320
Public Service Electric & Gas Co.	2.300%	9/15/18	2,600	2,657
Public Service Electric & Gas Co.	1.800%	6/1/19	5,450	5,498
Public Service Electric & Gas Co.	2.000%	8/15/19	975	993
Public Service Electric & Gas Co.	3.500%	8/15/20	1,000	1,063
Public Service Electric & Gas Co.	1.900%	3/15/21	7,650	7,744
Puget Energy Inc.	6.500%	12/15/20	3,725	4,331
San Diego Gas & Electric Co.	3.000%	8/15/21	3,077	3,265
SCANA Corp.	6.250%	4/1/20	3,000	3,318
SCANA Corp.	4.750%	5/15/21	3,000	3,224
South Carolina Electric & Gas Co.	5.250%	11/1/18	2,525	2,726
South Carolina Electric & Gas Co.	6.500%	11/1/18	3,325	3,687
Southern California Edison Co.	5.500%	8/15/18	3,700	4,010
Southern California Edison Co.	3.875%	6/1/21	4,000	4,382
Southern Co.	1.550%	7/1/18	4,700	4,718
Southern Co.	2.450%	9/1/18	5,950	6,071
Southern Co.	1.850%	7/1/19	7,900	7,954
Southern Co.	2.150%	9/1/19	5,625	5,705
Southern Co.	2.750%	6/15/20	7,545	7,790
Southern Co.	2.350%	7/1/21	12,575	12,738
Southern Power Co.	1.850%	12/1/17	3,000	3,020
Southern Power Co.	1.500%	6/1/18	2,800	2,806
Southern Power Co.	2.375%	6/1/20	2,400	2,446
Southwestern Electric Power Co.	5.875%	3/1/18	3,450	3,655
Southwestern Electric Power Co.	6.450%	1/15/19	3,770	4,166
Southwestern Public Service Co.	8.750%	12/1/18	155	179
Tampa Electric Co.	6.100%	5/15/18	2,150	2,303
Tampa Electric Co.	5.400%	5/15/21	2,225	2,520
TECO Finance Inc.	6.572%	11/1/17	4,428	4,682
TECO Finance Inc.	5.150%	3/15/20	2,200	2,421
TransAlta Corp.	6.900%	5/15/18	3,930	4,123
UIL Holdings Corp.	4.625%	10/1/20	950	1,019
Union Electric Co.	6.700%	2/1/19	5,275	5,930
Virginia Electric & Power Co.	5.950%	9/15/17	2,000	2,099
Virginia Electric & Power Co.	1.200%	1/15/18	5,425	5,422
Virginia Electric & Power Co.	5.400%	4/30/18	8,128	8,664

33

Vanguard® Short-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
WEC Energy Group Inc.	1.650%	6/15/18	5,217	5,253
WEC Energy Group Inc.	2.450%	6/15/20	3,133	3,200
Wisconsin Electric Power Co.	1.700%	6/15/18	2,250	2,270
Wisconsin Electric Power Co.	4.250%	12/15/19	1,275	1,377
Wisconsin Power & Light Co.	5.000%	7/15/19	2,110	2,298
Wisconsin Public Service Corp.	1.650%	12/4/18	2,150	2,169
Xcel Energy Inc.	4.700%	5/15/20	6,365	6,955
Xcel Energy Inc.	2.400%	3/15/21	7,095	7,284
Natural Gas (0.3%)
Atmos Energy Corp.	8.500%	3/15/19	2,787	3,251
British Transco Finance Inc.	6.625%	6/1/18	2,985	3,234
CenterPoint Energy Resources Corp.	6.125%	11/1/17	900	945
CenterPoint Energy Resources Corp.	6.000%	5/15/18	1,000	1,066
CenterPoint Energy Resources Corp.	4.500%	1/15/21	5,052	5,457
NiSource Finance Corp.	6.400%	3/15/18	6,225	6,666
NiSource Finance Corp.	6.800%	1/15/19	3,275	3,657
NiSource Finance Corp.	5.450%	9/15/20	4,855	5,466
ONE Gas Inc.	2.070%	2/1/19	2,600	2,635
Sempra Energy	6.150%	6/15/18	10,965	11,849
Sempra Energy	9.800%	2/15/19	600	715
Sempra Energy	2.400%	3/15/20	4,951	5,065
Sempra Energy	2.850%	11/15/20	3,384	3,504
Southern California Gas Co.	1.550%	6/15/18	100	101
Southern Co. Gas Capital Corp.	5.250%	8/15/19	2,825	3,088
Other Utility (0.0%)
American Water Capital Corp.	6.085%	10/15/17	3,002	3,156
United Utilities plc	5.375%	2/1/19	3,000	3,220

				844,699

Total Corporate Bonds (Cost $16,632,284)				16,844,838

Taxable Municipal Bonds (0.1%)
Cornell University New York GO	5.450%	2/1/19	1,350	1,484
Dartmouth College New Hampshire GO	4.750%	6/1/19	862	948
Emory University Georgia GO	5.625%	9/1/19	1,980	2,229
Princeton University New Jersey GO	4.950%	3/1/19	4,232	4,617
Stanford University California GO	4.750%	5/1/19	2,800	3,068

Total Taxable Municipal Bonds (Cost $12,253)				12,346

				Market
				Value
	Coupon		Shares	($000)

Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
4 Vanguard Market Liquidity Fund (Cost
$56,448)	0.612%		564,462	56,452

Total Investments (99.3%) (Cost $16,760,118)				16,972,771
Other Assets and Liabilities—Net (0.7%)				126,785
Net Assets (100%)				17,099,556

1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2016, the aggregate value of these securities was $277,288,000, representing 1.6% of net assets.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	Securities with a value of $2,617,000 have been segregated as initial margin for recently closed futures contracts.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond. REIT—Real Estate Investment Trust.

34

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

Corporate Bonds (98.8%)
Finance (31.1%)
Banking (19.6%)
American Express Co.	2.650%	12/2/22	8,439	8,664
American Express Co.	3.625%	12/5/24	6,481	6,765
Australia & New Zealand Banking Group Ltd.	3.700%	11/16/25	7,250	7,954
Bank of America Corp.	5.000%	5/13/21	4	5
Bank of America Corp.	5.700%	1/24/22	16,082	18,755
Bank of America Corp.	3.300%	1/11/23	26,398	27,410
Bank of America Corp.	4.100%	7/24/23	14,240	15,438
Bank of America Corp.	4.125%	1/22/24	19,307	21,028
Bank of America Corp.	4.000%	4/1/24	23,835	25,723
Bank of America Corp.	4.200%	8/26/24	18,171	19,179
Bank of America Corp.	4.000%	1/22/25	20,203	21,050
Bank of America Corp.	3.950%	4/21/25	16,103	16,699
Bank of America Corp.	3.875%	8/1/25	25,729	27,476
Bank of America Corp.	4.450%	3/3/26	16,875	18,118
Bank of America Corp.	3.500%	4/19/26	16,800	17,440
Bank of Montreal	2.550%	11/6/22	8,588	8,837
Bank of New York Mellon Corp.	3.550%	9/23/21	7,042	7,578
Bank of New York Mellon Corp.	2.200%	8/16/23	3,000	2,987
Bank of New York Mellon Corp.	3.650%	2/4/24	5,800	6,351
Bank of New York Mellon Corp.	3.400%	5/15/24	6,381	6,887
Bank of New York Mellon Corp.	3.250%	9/11/24	7,150	7,601
Bank of New York Mellon Corp.	3.000%	2/24/25	4,700	4,930
Bank of New York Mellon Corp.	3.950%	11/18/25	1,775	1,995
Bank of New York Mellon Corp.	2.800%	5/4/26	2,075	2,135
Bank of New York Mellon Corp.	2.450%	8/17/26	7,800	7,759
Bank of Nova Scotia	4.500%	12/16/25	10,406	11,139
Barclays Bank plc	3.750%	5/15/24	1,600	1,680
Barclays plc	4.375%	9/11/24	9,800	9,936
Barclays plc	3.650%	3/16/25	14,024	13,892
Barclays plc	4.375%	1/12/26	19,275	20,093
Barclays plc	5.200%	5/12/26	12,950	13,448
BB&T Corp.	3.950%	3/22/22	2,809	3,034
BNP Paribas SA	3.250%	3/3/23	7,860	8,230
BNP Paribas SA	4.250%	10/15/24	5,921	6,181
BPCE SA	4.000%	4/15/24	11,141	12,187
Branch Banking & Trust Co.	3.625%	9/16/25	7,530	8,047
Capital One Bank USA NA	3.375%	2/15/23	12,430	12,752
Capital One Financial Corp.	3.500%	6/15/23	4,825	5,041
Capital One Financial Corp.	3.750%	4/24/24	8,115	8,618
Capital One Financial Corp.	3.200%	2/5/25	6,300	6,402
Capital One Financial Corp.	4.200%	10/29/25	9,775	10,205
Capital One Financial Corp.	3.750%	7/28/26	10,200	10,216
Citigroup Inc.	4.500%	1/14/22	14,291	15,752
Citigroup Inc.	4.050%	7/30/22	7,178	7,598
Citigroup Inc.	3.500%	5/15/23	10,450	10,713
Citigroup Inc.	3.875%	10/25/23	10,873	11,690
Citigroup Inc.	3.750%	6/16/24	10,887	11,535
Citigroup Inc.	4.000%	8/5/24	3,310	3,451
Citigroup Inc.	3.875%	3/26/25	6,640	6,852
Citigroup Inc.	3.300%	4/27/25	9,796	10,116
Citigroup Inc.	4.400%	6/10/25	20,700	21,854
Citigroup Inc.	5.500%	9/13/25	10,983	12,415
Citigroup Inc.	3.700%	1/12/26	18,166	19,180
Citigroup Inc.	4.600%	3/9/26	9,932	10,618
Citigroup Inc.	3.400%	5/1/26	7,411	7,626
Citigroup Inc.	4.300%	11/20/26	2,725	2,849
Citizens Financial Group Inc.	4.300%	12/3/25	5,953	6,287
Comerica Bank	4.000%	7/27/25	1,975	2,050
Comerica Inc.	3.800%	7/22/26	159	165
Compass Bank	3.875%	4/10/25	4,450	4,318

35

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cooperatieve Rabobank UA	3.875%	2/8/22	18,135	19,800
Cooperatieve Rabobank UA	3.950%	11/9/22	8,352	8,755
Cooperatieve Rabobank UA	4.625%	12/1/23	14,675	15,829
Cooperatieve Rabobank UA	3.375%	5/21/25	10,600	11,322
Cooperatieve Rabobank UA	4.375%	8/4/25	11,345	12,028
Cooperatieve Rabobank UA	3.750%	7/21/26	10,000	10,099
Credit Suisse AG	3.000%	10/29/21	17,700	18,237
Credit Suisse AG	3.625%	9/9/24	23,900	25,043
Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	9,550	9,797
1 Credit Suisse Group Funding Guernsey Ltd.	3.800%	6/9/23	13,500	13,725
Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	15,921	16,002
1 Credit Suisse Group Funding Guernsey Ltd.	4.550%	4/17/26	16,500	17,434
Deutsche Bank AG	3.700%	5/30/24	10,819	10,725
Deutsche Bank AG	4.100%	1/13/26	6,250	6,342
Discover Bank	4.200%	8/8/23	6,200	6,654
Discover Bank	4.250%	3/13/26	3,012	3,211
Discover Bank/Greenwood DE	3.450%	7/27/26	5,000	5,025
Discover Financial Services	5.200%	4/27/22	1,325	1,449
Discover Financial Services	3.850%	11/21/22	3,502	3,609
Discover Financial Services	3.950%	11/6/24	4,891	5,008
Discover Financial Services	3.750%	3/4/25	5,770	5,858
Fifth Third Bancorp	3.500%	3/15/22	3,450	3,632
Fifth Third Bancorp	4.300%	1/16/24	5,851	6,282
Fifth Third Bank	2.875%	10/1/21	6,890	7,193
Fifth Third Bank/Cincinnati OH	3.850%	3/15/26	3,525	3,748
FirstMerit Corp.	4.350%	2/4/23	2,950	3,047
Goldman Sachs Group Inc.	5.750%	1/24/22	30,958	35,893
Goldman Sachs Group Inc.	3.625%	1/22/23	17,935	19,009
Goldman Sachs Group Inc.	4.000%	3/3/24	23,236	25,027
Goldman Sachs Group Inc.	3.850%	7/8/24	21,141	22,433
Goldman Sachs Group Inc.	3.500%	1/23/25	20,258	21,034
Goldman Sachs Group Inc.	3.750%	5/22/25	9,813	10,373
Goldman Sachs Group Inc.	4.250%	10/21/25	12,000	12,688
Goldman Sachs Group Inc.	3.750%	2/25/26	12,510	13,194
HSBC Bank plc	7.650%	5/1/25	650	807
HSBC Holdings plc	4.875%	1/14/22	7,170	7,982
HSBC Holdings plc	4.000%	3/30/22	12,079	12,907
HSBC Holdings plc	3.600%	5/25/23	17,500	18,113
HSBC Holdings plc	4.250%	3/14/24	14,846	15,438
HSBC Holdings plc	4.250%	8/18/25	11,881	12,329
HSBC Holdings plc	4.300%	3/8/26	22,995	24,722
HSBC Holdings plc	3.900%	5/25/26	16,542	17,263
HSBC USA Inc.	3.500%	6/23/24	3,600	3,747
Huntington Bancshares Inc.	2.300%	1/14/22	2,000	1,992
Intesa Sanpaolo SPA	5.250%	1/12/24	7,800	8,571
JPMorgan Chase & Co.	4.500%	1/24/22	22,949	25,368
JPMorgan Chase & Co.	3.250%	9/23/22	26,649	27,978
JPMorgan Chase & Co.	3.200%	1/25/23	23,727	24,687
JPMorgan Chase & Co.	3.375%	5/1/23	18,158	18,732
JPMorgan Chase & Co.	2.700%	5/18/23	6,739	6,819
JPMorgan Chase & Co.	3.875%	2/1/24	14,660	15,870
JPMorgan Chase & Co.	3.625%	5/13/24	15,468	16,510
JPMorgan Chase & Co.	3.875%	9/10/24	19,785	20,880
JPMorgan Chase & Co.	3.125%	1/23/25	20,475	21,030
JPMorgan Chase & Co.	3.900%	7/15/25	21,520	23,277
JPMorgan Chase & Co.	3.300%	4/1/26	9,325	9,674
JPMorgan Chase & Co.	3.200%	6/15/26	9,200	9,417
JPMorgan Chase & Co.	2.950%	10/1/26	4,600	4,616
KeyBank NA	3.300%	6/1/25	6,625	6,959
KeyBank NA/Cleveland OH	3.400%	5/20/26	4,000	4,096
Lloyds Bank Group plc	4.650%	3/24/26	7,350	7,614
Lloyds Bank plc	3.500%	5/14/25	10,675	11,358

36

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Lloyds Banking Group plc	4.500%	11/4/24	4,900	5,111
1 Lloyds Banking Group plc	4.582%	12/10/25	13,716	14,082
Manufacturers & Traders Trust Co.	2.900%	2/6/25	3,230	3,320
Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	22,575	24,656
Morgan Stanley	4.875%	11/1/22	14,182	15,732
Morgan Stanley	3.750%	2/25/23	16,370	17,535
Morgan Stanley	4.100%	5/22/23	18,383	19,477
Morgan Stanley	3.875%	4/29/24	20,779	22,322
Morgan Stanley	3.700%	10/23/24	24,318	25,772
Morgan Stanley	4.000%	7/23/25	26,280	28,379
Morgan Stanley	5.000%	11/24/25	17,772	19,796
Morgan Stanley	3.875%	1/27/26	26,174	27,947
Morgan Stanley	3.125%	7/27/26	11,250	11,312
Morgan Stanley	6.250%	8/9/26	2,890	3,626
MUFG Americas Holdings Corp.	3.500%	6/18/22	4,650	4,901
MUFG Americas Holdings Corp.	3.000%	2/10/25	3,874	3,923
National Australia Bank Ltd.	3.000%	1/20/23	6,625	6,898
National Australia Bank Ltd.	3.375%	1/14/26	2,500	2,662
National Australia Bank Ltd.	2.500%	7/12/26	10,550	10,486
Northern Trust Corp.	2.375%	8/2/22	5,151	5,281
Northern Trust Corp.	3.950%	10/30/25	4,800	5,333
People's United Bank NA	4.000%	7/15/24	1,500	1,521
People's United Financial Inc.	3.650%	12/6/22	2,550	2,591
PNC Bank NA	2.700%	11/1/22	10,936	11,116
PNC Bank NA	2.950%	1/30/23	4,475	4,626
PNC Bank NA	3.800%	7/25/23	4,505	4,903
PNC Bank NA	3.300%	10/30/24	5,625	5,972
PNC Bank NA	2.950%	2/23/25	3,350	3,477
PNC Bank NA	3.250%	6/1/25	5,635	5,992
PNC Bank NA	4.200%	11/1/25	2,125	2,380
PNC Financial Services Group Inc.	2.854%	11/9/22	5,065	5,214
PNC Financial Services Group Inc.	3.900%	4/29/24	4,750	5,118
PNC Funding Corp.	3.300%	3/8/22	9,602	10,203
Royal Bank of Canada	4.650%	1/27/26	12,575	13,798
Royal Bank of Scotland Group plc	4.800%	4/5/26	10,850	11,333
Santander Holdings USA Inc.	4.500%	7/17/25	6,186	6,476
Santander Issuances SAU	5.179%	11/19/25	10,334	10,707
Santander UK plc	4.000%	3/13/24	11,060	12,056
State Street Corp.	3.100%	5/15/23	7,505	7,814
State Street Corp.	3.700%	11/20/23	6,455	7,110
State Street Corp.	3.300%	12/16/24	10,956	11,803
State Street Corp.	3.550%	8/18/25	7,825	8,506
State Street Corp.	2.650%	5/19/26	2,600	2,636
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	3,842	4,019
Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	1,375	1,414
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	4,600	5,006
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	3,180	3,474
Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	3,900	4,129
Sumitomo Mitsui Banking Corp.	3.650%	7/23/25	2,500	2,732
Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	10,000	10,886
Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	20,500	20,292
SunTrust Bank	2.750%	5/1/23	3,175	3,233
SunTrust Bank/Atlanta GA	3.300%	5/15/26	4,050	4,162
SVB Financial Group	3.500%	1/29/25	3,125	3,180
Svenska Handelsbanken AB	1.875%	9/7/21	7,250	7,215
Synchrony Financial	4.250%	8/15/24	10,904	11,420
Synchrony Financial	4.500%	7/23/25	10,702	11,295
Synchrony Financial	3.700%	8/4/26	3,500	3,454
US Bancorp	3.000%	3/15/22	6,846	7,228
US Bancorp	2.950%	7/15/22	9,256	9,630
US Bancorp	3.700%	1/30/24	7,643	8,394
US Bancorp	3.600%	9/11/24	6,448	6,931
US Bancorp	3.100%	4/27/26	4,505	4,638
US Bancorp	2.375%	7/22/26	10,900	10,781

37

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
US Bank NA	2.800%	1/27/25	5,900	6,097
Wachovia Corp.	6.605%	10/1/25	475	589
Wachovia Corp.	7.574%	8/1/26	1,775	2,349
Wells Fargo & Co.	3.500%	3/8/22	17,957	19,161
Wells Fargo & Co.	3.450%	2/13/23	17,642	18,461
Wells Fargo & Co.	4.125%	8/15/23	12,653	13,745
Wells Fargo & Co.	4.480%	1/16/24	4,892	5,381
Wells Fargo & Co.	3.300%	9/9/24	15,319	16,158
Wells Fargo & Co.	3.000%	2/19/25	20,663	21,207
Wells Fargo & Co.	3.550%	9/29/25	19,634	20,951
Wells Fargo & Co.	3.000%	4/22/26	21,825	22,377
Wells Fargo & Co.	4.100%	6/3/26	16,718	18,099
Westpac Banking Corp.	2.850%	5/13/26	13,450	13,701
Westpac Banking Corp.	2.700%	8/19/26	7,050	7,050
Brokerage (1.3%)
Affiliated Managers Group Inc.	4.250%	2/15/24	4,900	5,165
Affiliated Managers Group Inc.	3.500%	8/1/25	1,301	1,291
Ameriprise Financial Inc.	4.000%	10/15/23	4,427	4,848
Ameriprise Financial Inc.	3.700%	10/15/24	3,875	4,200
Apollo Investment Corp.	5.250%	3/3/25	1,900	1,881
BlackRock Inc.	3.375%	6/1/22	5,605	5,986
BlackRock Inc.	3.500%	3/18/24	8,510	9,380
Brookfield Asset Management Inc.	4.000%	1/15/25	2,975	3,071
Brookfield Finance Inc.	4.250%	6/2/26	3,935	4,084
Charles Schwab Corp.	3.225%	9/1/22	1,350	1,411
Charles Schwab Corp.	3.000%	3/10/25	1,025	1,067
Charles Schwab Corp.	3.450%	2/13/26	2,635	2,849
CME Group Inc.	3.000%	9/15/22	6,310	6,681
CME Group Inc.	3.000%	3/15/25	4,192	4,415
E*TRADE Financial Corp.	5.375%	11/15/22	2,925	3,148
E*TRADE Financial Corp.	4.625%	9/15/23	4,525	4,712
Eaton Vance Corp.	3.625%	6/15/23	2,100	2,246
Franklin Resources Inc.	2.800%	9/15/22	1,400	1,451
Franklin Resources Inc.	2.850%	3/30/25	3,425	3,522
Intercontinental Exchange Inc.	4.000%	10/15/23	4,421	4,881
Intercontinental Exchange Inc.	3.750%	12/1/25	9,425	10,318
Invesco Finance plc	3.125%	11/30/22	4,532	4,692
Invesco Finance plc	4.000%	1/30/24	3,875	4,249
Invesco Finance plc	3.750%	1/15/26	4,830	5,197
Janus Capital Group Inc.	4.875%	8/1/25	2,050	2,205
Jefferies Group LLC	5.125%	1/20/23	2,900	3,119
Lazard Group LLC	3.750%	2/13/25	2,350	2,357
Legg Mason Inc.	3.950%	7/15/24	1,265	1,292
Legg Mason Inc.	4.750%	3/15/26	3,500	3,819
Leucadia National Corp.	5.500%	10/18/23	5,050	5,298
Nasdaq Inc.	4.250%	6/1/24	1,658	1,789
Nasdaq Inc.	3.850%	6/30/26	3,600	3,783
OM Asset Management plc	4.800%	7/27/26	1,800	1,860
Raymond James Financial Inc.	3.625%	9/15/26	3,500	3,581
Stifel Financial Corp.	4.250%	7/18/24	3,650	3,699
TD Ameritrade Holding Corp.	2.950%	4/1/22	8,389	8,721
TD Ameritrade Holding Corp.	3.625%	4/1/25	4,500	4,856
Finance Companies (0.6%)
AerCap Ireland Capital Ltd. / AerCap Global Aviation
Trust	5.000%	10/1/21	5,580	6,019
AerCap Ireland Capital Ltd. / AerCap Global Aviation
Trust	3.950%	2/1/22	6,615	6,847
AerCap Ireland Capital Ltd. / AerCap Global Aviation
Trust	4.625%	7/1/22	4,250	4,510
Air Lease Corp.	3.750%	2/1/22	2,900	3,031
Air Lease Corp.	3.000%	9/15/23	6,600	6,542
Air Lease Corp.	4.250%	9/15/24	2,425	2,549
FS Investment Corp.	4.750%	5/15/22	1,899	1,916

38

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
GATX Corp.	4.750%	6/15/22	1,775	1,879
GATX Corp.	3.900%	3/30/23	1,225	1,241
GATX Corp.	3.250%	3/30/25	3,400	3,418
GE Capital International Funding Co.	3.373%	11/15/25	14,925	16,296
International Lease Finance Corp.	8.625%	1/15/22	4,787	5,948
International Lease Finance Corp.	5.875%	8/15/22	5,985	6,763
Prospect Capital Corp.	5.875%	3/15/23	1,425	1,413
Insurance (4.9%)
Aetna Inc.	2.750%	11/15/22	6,071	6,136
Aetna Inc.	2.800%	6/15/23	8,675	8,866
Aetna Inc.	3.500%	11/15/24	7,000	7,441
Aetna Inc.	3.200%	6/15/26	22,620	23,038
Aflac Inc.	4.000%	2/15/22	825	899
Aflac Inc.	3.625%	6/15/23	5,975	6,438
Aflac Inc.	3.625%	11/15/24	6,251	6,754
Aflac Inc.	3.250%	3/17/25	3,025	3,167
Alleghany Corp.	4.950%	6/27/22	2,586	2,840
Allied World Assurance Co. Holdings Ltd.	4.350%	10/29/25	7,875	8,157
Allstate Corp.	3.150%	6/15/23	2,925	3,112
2 Allstate Corp.	5.750%	8/15/53	4,925	5,307
American Financial Group Inc.	3.500%	8/15/26	2,175	2,184
American International Group Inc.	4.875%	6/1/22	10,100	11,305
American International Group Inc.	4.125%	2/15/24	7,636	8,231
American International Group Inc.	3.750%	7/10/25	9,884	10,354
American International Group Inc.	3.900%	4/1/26	10,160	10,682
Anthem Inc.	3.125%	5/15/22	6,813	7,074
Anthem Inc.	3.300%	1/15/23	4,769	4,989
Anthem Inc.	3.500%	8/15/24	5,943	6,263
Aon plc	4.000%	11/27/23	1,875	2,031
Aon plc	3.500%	6/14/24	4,189	4,377
Aon plc	3.875%	12/15/25	4,855	5,209
Aspen Insurance Holdings Ltd.	4.650%	11/15/23	1,650	1,745
Assurant Inc.	4.000%	3/15/23	2,800	2,860
Assured Guaranty US Holdings Inc.	5.000%	7/1/24	2,683	3,025
Berkshire Hathaway Finance Corp.	3.000%	5/15/22	7,161	7,580
Berkshire Hathaway Inc.	3.400%	1/31/22	1,944	2,094
Berkshire Hathaway Inc.	3.000%	2/11/23	5,014	5,321
Berkshire Hathaway Inc.	2.750%	3/15/23	16,833	17,523
Berkshire Hathaway Inc.	3.125%	3/15/26	19,043	20,195
Brown & Brown Inc.	4.200%	9/15/24	3,125	3,200
Chubb INA Holdings Inc.	2.875%	11/3/22	11,675	12,202
Chubb INA Holdings Inc.	2.700%	3/13/23	2,522	2,589
Chubb INA Holdings Inc.	3.350%	5/15/24	5,116	5,470
Chubb INA Holdings Inc.	3.150%	3/15/25	6,290	6,637
Chubb INA Holdings Inc.	3.350%	5/3/26	7,600	8,144
Cigna Corp.	4.000%	2/15/22	4,790	5,163
Cigna Corp.	3.250%	4/15/25	5,700	5,895
CNA Financial Corp.	3.950%	5/15/24	3,295	3,467
CNA Financial Corp.	4.500%	3/1/26	3,575	3,852
Fidelity National Financial Inc.	5.500%	9/1/22	2,075	2,263
First American Financial Corp.	4.300%	2/1/23	2,475	2,548
First American Financial Corp.	4.600%	11/15/24	2,850	2,952
Hanover Insurance Group Inc.	4.500%	4/15/26	2,400	2,495
Hartford Financial Services Group Inc.	5.125%	4/15/22	5,806	6,576
Horace Mann Educators Corp.	4.500%	12/1/25	1,325	1,378
Humana Inc.	3.150%	12/1/22	3,069	3,178
Humana Inc.	3.850%	10/1/24	5,325	5,722
Infinity Property & Casualty Corp.	5.000%	9/19/22	1,475	1,549
Kemper Corp.	4.350%	2/15/25	3,000	3,077
Lincoln National Corp.	4.200%	3/15/22	2,872	3,095
Lincoln National Corp.	4.000%	9/1/23	1,825	1,935
Lincoln National Corp.	3.350%	3/9/25	2,010	2,043
Loews Corp.	2.625%	5/15/23	6,162	6,217

39

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Loews Corp.	3.750%	4/1/26	2,757	2,923
Manulife Financial Corp.	4.150%	3/4/26	6,750	7,352
Markel Corp.	4.900%	7/1/22	3,175	3,493
Markel Corp.	3.625%	3/30/23	2,225	2,299
Marsh & McLennan Cos. Inc.	3.300%	3/14/23	1,800	1,886
Marsh & McLennan Cos. Inc.	4.050%	10/15/23	825	895
Marsh & McLennan Cos. Inc.	3.500%	6/3/24	4,475	4,676
Marsh & McLennan Cos. Inc.	3.500%	3/10/25	3,565	3,723
Marsh & McLennan Cos. Inc.	3.750%	3/14/26	5,180	5,580
MetLife Inc.	3.048%	12/15/22	3,384	3,527
MetLife Inc.	4.368%	9/15/23	8,112	8,986
MetLife Inc.	3.600%	4/10/24	8,375	8,872
MetLife Inc.	3.000%	3/1/25	4,483	4,547
MetLife Inc.	3.600%	11/13/25	4,975	5,266
Montpelier Re Holdings Ltd.	4.700%	10/15/22	675	702
Navigators Group Inc.	5.750%	10/15/23	1,500	1,665
Old Republic International Corp.	4.875%	10/1/24	2,850	3,071
Old Republic International Corp.	3.875%	8/26/26	4,625	4,650
OneBeacon US Holdings Inc.	4.600%	11/9/22	1,625	1,639
Primerica Inc.	4.750%	7/15/22	2,627	2,863
Principal Financial Group Inc.	3.300%	9/15/22	1,675	1,720
Principal Financial Group Inc.	3.125%	5/15/23	3,133	3,189
Principal Financial Group Inc.	3.400%	5/15/25	2,024	2,068
ProAssurance Corp.	5.300%	11/15/23	1,250	1,338
Prudential Financial Inc.	4.500%	11/16/21	3,655	4,063
Prudential Financial Inc.	3.500%	5/15/24	7,260	7,609
2 Prudential Financial Inc.	5.875%	9/15/42	5,800	6,409
2 Prudential Financial Inc.	5.625%	6/15/43	9,500	10,189
2 Prudential Financial Inc.	5.200%	3/15/44	2,675	2,769
2 Prudential Financial Inc.	5.375%	5/15/45	7,600	7,989
Reinsurance Group of America Inc.	4.700%	9/15/23	2,450	2,646
Reinsurance Group of America Inc.	3.950%	9/15/26	300	310
StanCorp Financial Group Inc.	5.000%	8/15/22	2,000	2,130
Swiss Re Solutions Holding Corp.	7.000%	2/15/26	2,540	3,287
Symetra Financial Corp.	4.250%	7/15/24	1,350	1,397
Torchmark Corp.	3.800%	9/15/22	900	918
Trinity Acquisition plc	3.500%	9/15/21	3,400	3,520
Trinity Acquisition plc	4.625%	8/15/23	1,575	1,691
Trinity Acquisition plc	4.400%	3/15/26	5,550	5,846
UnitedHealth Group Inc.	3.375%	11/15/21	3,000	3,221
UnitedHealth Group Inc.	2.875%	12/15/21	4,100	4,310
UnitedHealth Group Inc.	2.875%	3/15/22	6,777	7,089
UnitedHealth Group Inc.	3.350%	7/15/22	7,019	7,536
UnitedHealth Group Inc.	2.750%	2/15/23	3,850	3,988
UnitedHealth Group Inc.	2.875%	3/15/23	6,027	6,292
UnitedHealth Group Inc.	3.750%	7/15/25	17,765	19,683
UnitedHealth Group Inc.	3.100%	3/15/26	6,750	7,115
Unum Group	4.000%	3/15/24	3,175	3,275
Voya Financial Inc.	5.500%	7/15/22	2,636	2,963
Voya Financial Inc.	3.650%	6/15/26	1,750	1,766
WR Berkley Corp.	4.625%	3/15/22	2,600	2,827
XLIT Ltd.	5.750%	10/1/21	2,365	2,706
XLIT Ltd.	6.375%	11/15/24	1,796	2,104
XLIT Ltd.	4.450%	3/31/25	6,100	6,213
Other Finance (0.0%)
Jones Lang LaSalle Inc.	4.400%	11/15/22	925	990

Real Estate Investment Trusts (4.7%)
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	4,346	4,722
Alexandria Real Estate Equities Inc.	3.900%	6/15/23	3,050	3,171
Alexandria Real Estate Equities Inc.	4.300%	1/15/26	2,656	2,857
American Campus Communities Operating Partnership
LP	3.750%	4/15/23	5,050	5,294

40

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
American Campus Communities Operating Partnership
LP	4.125%	7/1/24	2,900	3,117
AvalonBay Communities Inc.	2.950%	9/15/22	500	516
AvalonBay Communities Inc.	2.850%	3/15/23	1,200	1,221
AvalonBay Communities Inc.	4.200%	12/15/23	2,300	2,531
AvalonBay Communities Inc.	3.500%	11/15/24	3,600	3,799
AvalonBay Communities Inc.	3.450%	6/1/25	4,725	4,969
AvalonBay Communities Inc.	3.500%	11/15/25	2,950	3,106
AvalonBay Communities Inc.	2.950%	5/11/26	3,190	3,219
Boston Properties LP	3.850%	2/1/23	5,828	6,276
Boston Properties LP	3.125%	9/1/23	3,125	3,241
Boston Properties LP	3.800%	2/1/24	7,111	7,652
Boston Properties LP	3.650%	2/1/26	7,205	7,683
Brandywine Operating Partnership LP	3.950%	2/15/23	3,572	3,652
Brandywine Operating Partnership LP	4.100%	10/1/24	1,885	1,935
Brixmor Operating Partnership LP	3.875%	8/15/22	3,353	3,499
Brixmor Operating Partnership LP	3.250%	9/15/23	2,700	2,705
Brixmor Operating Partnership LP	3.850%	2/1/25	8,245	8,411
Brixmor Operating Partnership LP	4.125%	6/15/26	3,270	3,399
Camden Property Trust	2.950%	12/15/22	2,925	2,946
Camden Property Trust	4.875%	6/15/23	2,400	2,685
Camden Property Trust	4.250%	1/15/24	3,450	3,728
Camden Property Trust	3.500%	9/15/24	150	155
1 Care Capital Properties LP	5.125%	8/15/26	3,575	3,606
CBL & Associates LP	5.250%	12/1/23	3,125	3,145
CBL & Associates LP	4.600%	10/15/24	1,800	1,729
Columbia Property Trust Operating Partnership LP	4.150%	4/1/25	2,200	2,282
Columbia Property Trust Operating Partnership LP	3.650%	8/15/26	2,700	2,711
Corporate Office Properties LP	3.600%	5/15/23	3,625	3,608
Corporate Office Properties LP	5.250%	2/15/24	2,500	2,704
CubeSmart LP	4.800%	7/15/22	825	913
CubeSmart LP	4.375%	12/15/23	3,150	3,438
CubeSmart LP	4.000%	11/15/25	2,325	2,489
CubeSmart LP	3.125%	9/1/26	1,000	999
DCT Industrial Operating Partnership LP	4.500%	10/15/23	1,200	1,269
DDR Corp.	4.625%	7/15/22	3,949	4,292
DDR Corp.	3.375%	5/15/23	3,250	3,264
DDR Corp.	3.625%	2/1/25	3,830	3,876
DDR Corp.	4.250%	2/1/26	1,950	2,053
Digital Realty Trust LP	3.950%	7/1/22	4,900	5,175
Digital Realty Trust LP	3.625%	10/1/22	2,025	2,110
Digital Realty Trust LP	4.750%	10/1/25	3,115	3,382
Duke Realty LP	4.375%	6/15/22	100	109
Duke Realty LP	3.875%	10/15/22	2,788	2,974
Duke Realty LP	3.625%	4/15/23	3,450	3,638
Duke Realty LP	3.750%	12/1/24	2,800	2,961
Duke Realty LP	3.250%	6/30/26	1,200	1,230
Education Realty Operating Partnership LP	4.600%	12/1/24	1,300	1,363
EPR Properties	5.750%	8/15/22	2,095	2,299
EPR Properties	5.250%	7/15/23	1,225	1,313
EPR Properties	4.500%	4/1/25	2,850	2,897
Equity One Inc.	3.750%	11/15/22	1,130	1,153
ERP Operating LP	4.625%	12/15/21	6,856	7,688
ERP Operating LP	3.000%	4/15/23	3,975	4,088
ERP Operating LP	3.375%	6/1/25	2,950	3,097
Essex Portfolio LP	3.625%	8/15/22	1,300	1,368
Essex Portfolio LP	3.375%	1/15/23	1,996	2,065
Essex Portfolio LP	3.250%	5/1/23	2,790	2,859
Essex Portfolio LP	3.875%	5/1/24	3,300	3,517
Essex Portfolio LP	3.500%	4/1/25	4,815	4,988
Essex Portfolio LP	3.375%	4/15/26	2,000	2,066
Federal Realty Investment Trust	3.000%	8/1/22	875	907
Federal Realty Investment Trust	2.750%	6/1/23	5,025	5,112
HCP Inc.	3.150%	8/1/22	2,950	2,979

41

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
HCP Inc.	4.000%	12/1/22	4,400	4,637
HCP Inc.	4.250%	11/15/23	5,759	6,084
HCP Inc.	4.200%	3/1/24	3,075	3,197
HCP Inc.	3.875%	8/15/24	5,725	5,841
HCP Inc.	3.400%	2/1/25	3,488	3,445
HCP Inc.	4.000%	6/1/25	4,571	4,693
Healthcare Realty Trust Inc.	3.750%	4/15/23	1,150	1,172
Healthcare Realty Trust Inc.	3.875%	5/1/25	1,531	1,562
Healthcare Trust of America Holdings LP	3.700%	4/15/23	1,875	1,924
Healthcare Trust of America Holdings LP	3.500%	8/1/26	2,800	2,821
Highwoods Realty LP	3.625%	1/15/23	800	814
Hospitality Properties Trust	5.000%	8/15/22	4,586	4,979
Hospitality Properties Trust	4.500%	6/15/23	1,875	1,928
Hospitality Properties Trust	4.650%	3/15/24	2,640	2,707
Hospitality Properties Trust	4.500%	3/15/25	3,100	3,157
Hospitality Properties Trust	5.250%	2/15/26	1,000	1,060
Host Hotels & Resorts LP	6.000%	10/1/21	2,600	2,948
Host Hotels & Resorts LP	5.250%	3/15/22	2,347	2,578
Host Hotels & Resorts LP	4.750%	3/1/23	3,491	3,757
Host Hotels & Resorts LP	3.750%	10/15/23	3,940	4,009
Host Hotels & Resorts LP	4.000%	6/15/25	3,500	3,586
Kilroy Realty LP	3.800%	1/15/23	3,200	3,351
Kilroy Realty LP	4.375%	10/1/25	2,075	2,244
Kimco Realty Corp.	3.400%	11/1/22	3,400	3,570
Kimco Realty Corp.	3.125%	6/1/23	3,088	3,161
Lexington Realty Trust	4.250%	6/15/23	1,325	1,355
Lexington Realty Trust	4.400%	6/15/24	2,155	2,200
Liberty Property LP	4.125%	6/15/22	3,568	3,778
Liberty Property LP	3.375%	6/15/23	3,225	3,293
Liberty Property LP	4.400%	2/15/24	3,025	3,270
Liberty Property LP	3.750%	4/1/25	1,975	2,054
Mack-Cali Realty LP	4.500%	4/18/22	2,290	2,334
Mack-Cali Realty LP	3.150%	5/15/23	810	758
Mid-America Apartments LP	4.300%	10/15/23	2,375	2,578
Mid-America Apartments LP	3.750%	6/15/24	1,650	1,734
Mid-America Apartments LP	4.000%	11/15/25	4,050	4,336
National Retail Properties Inc.	3.800%	10/15/22	2,233	2,359
National Retail Properties Inc.	3.300%	4/15/23	1,800	1,840
National Retail Properties Inc.	3.900%	6/15/24	2,875	3,031
National Retail Properties Inc.	4.000%	11/15/25	2,400	2,579
Omega Healthcare Investors Inc.	4.375%	8/1/23	5,865	5,968
Omega Healthcare Investors Inc.	5.875%	3/15/24	2,200	2,299
Omega Healthcare Investors Inc.	4.950%	4/1/24	2,955	3,088
Omega Healthcare Investors Inc.	4.500%	1/15/25	2,285	2,319
Omega Healthcare Investors Inc.	5.250%	1/15/26	3,725	3,958
Piedmont Operating Partnership LP	3.400%	6/1/23	1,000	985
Piedmont Operating Partnership LP	4.450%	3/15/24	4,025	4,235
Post Apartment Homes LP	3.375%	12/1/22	1,001	1,020
ProLogis LP	4.250%	8/15/23	4,875	5,409
Prologis LP	3.750%	11/1/25	3,350	3,628
Realty Income Corp.	3.250%	10/15/22	4,220	4,360
Realty Income Corp.	4.650%	8/1/23	5,505	6,096
Realty Income Corp.	3.875%	7/15/24	2,200	2,328
Regency Centers LP	3.750%	6/15/24	2,825	2,975
Regency Centers LP	3.900%	11/1/25	1,000	1,062
Retail Opportunity Investments Partnership LP	5.000%	12/15/23	1,250	1,337
Retail Properties of America Inc.	4.000%	3/15/25	1,750	1,734
Select Income REIT	4.150%	2/1/22	1,275	1,278
Select Income REIT	4.500%	2/1/25	3,775	3,741
Senior Housing Properties Trust	4.750%	5/1/24	2,575	2,705
Simon Property Group LP	4.125%	12/1/21	3,025	3,347
Simon Property Group LP	3.375%	3/15/22	3,264	3,475
Simon Property Group LP	2.750%	2/1/23	4,677	4,824
Simon Property Group LP	3.750%	2/1/24	4,960	5,422

42

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Simon Property Group LP	3.375%	10/1/24	5,417	5,806
Simon Property Group LP	3.500%	9/1/25	4,773	5,163
Simon Property Group LP	3.300%	1/15/26	7,250	7,744
Sovran Acquisition LP	3.500%	7/1/26	6,250	6,386
1 Spirit Realty LP	4.450%	9/15/26	1,800	1,791
Tanger Properties LP	3.875%	12/1/23	1,750	1,841
Tanger Properties LP	3.750%	12/1/24	1,100	1,152
Tanger Properties LP	3.125%	9/1/26	1,750	1,746
UDR Inc.	4.625%	1/10/22	4,300	4,748
UDR Inc.	3.750%	7/1/24	2,230	2,378
UDR Inc.	4.000%	10/1/25	1,200	1,305
UDR Inc.	2.950%	9/1/26	1,200	1,202
Ventas Realty LP	3.125%	6/15/23	2,500	2,542
Ventas Realty LP	3.750%	5/1/24	2,555	2,674
Ventas Realty LP	3.500%	2/1/25	3,820	3,955
Ventas Realty LP	4.125%	1/15/26	4,549	4,917
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	4,251	4,595
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	3,450	3,552
Vornado Realty LP	5.000%	1/15/22	1,400	1,527
Washington REIT	3.950%	10/15/22	1,550	1,574
Weingarten Realty Investors	3.375%	10/15/22	2,550	2,606
Weingarten Realty Investors	3.500%	4/15/23	2,975	3,038
Weingarten Realty Investors	4.450%	1/15/24	725	780
Weingarten Realty Investors	3.850%	6/1/25	600	627
Weingarten Realty Investors	3.250%	8/15/26	2,600	2,593
Welltower Inc.	5.250%	1/15/22	4,431	5,020
Welltower Inc.	3.750%	3/15/23	4,625	4,868
Welltower Inc.	4.500%	1/15/24	3,154	3,451
Welltower Inc.	4.000%	6/1/25	9,226	9,886
Welltower Inc.	4.250%	4/1/26	4,850	5,292
WP Carey Inc.	4.600%	4/1/24	4,058	4,237
WP Carey Inc.	4.000%	2/1/25	2,550	2,532
				3,464,108
Industrial (62.3%)
Basic Industry (3.9%)
Agrium Inc.	3.150%	10/1/22	7,043	7,257
Agrium Inc.	3.500%	6/1/23	5,299	5,562
Agrium Inc.	3.375%	3/15/25	3,940	4,053
Air Products & Chemicals Inc.	3.000%	11/3/21	4,500	4,805
Air Products & Chemicals Inc.	2.750%	2/3/23	1,800	1,868
Air Products & Chemicals Inc.	3.350%	7/31/24	2,995	3,248
Airgas Inc.	2.900%	11/15/22	1,550	1,562
Airgas Inc.	3.650%	7/15/24	1,750	1,863
Albemarle Corp.	4.150%	12/1/24	3,075	3,336
Barrick Gold Corp.	4.100%	5/1/23	8,588	9,202
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	8,545	9,085
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	7,505	7,821
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	13,495	14,702
Braskem Finance Ltd.	6.450%	2/3/24	5,000	5,400
Cabot Corp.	3.700%	7/15/22	2,950	3,054
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	4,200	4,468
Celulosa Arauco y Constitucion SA	4.500%	8/1/24	2,900	3,056
CF Industries Inc.	3.450%	6/1/23	6,850	6,813
Cytec Industries Inc.	3.500%	4/1/23	3,631	3,610
Cytec Industries Inc.	3.950%	5/1/25	200	203
Domtar Corp.	4.400%	4/1/22	1,446	1,546
Dow Chemical Co.	4.125%	11/15/21	9,591	10,489
Dow Chemical Co.	3.000%	11/15/22	8,142	8,428
Dow Chemical Co.	3.500%	10/1/24	5,850	6,200
Eastman Chemical Co.	3.600%	8/15/22	8,183	8,596
Eastman Chemical Co.	3.800%	3/15/25	5,000	5,287
Ecolab Inc.	4.350%	12/8/21	9,642	10,810
Ecolab Inc.	3.250%	1/14/23	2,100	2,196

43

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
EI du Pont de Nemours & Co.	2.800%	2/15/23	8,855	9,065
Fibria Overseas Finance Ltd.	5.250%	5/12/24	3,310	3,422
FMC Corp.	3.950%	2/1/22	1,775	1,848
FMC Corp.	4.100%	2/1/24	4,500	4,750
Georgia-Pacific LLC	8.000%	1/15/24	2,541	3,382
Georgia-Pacific LLC	7.375%	12/1/25	2,427	3,218
Goldcorp Inc.	3.700%	3/15/23	8,500	8,850
International Flavors & Fragrances Inc.	3.200%	5/1/23	1,475	1,520
International Paper Co.	4.750%	2/15/22	10,052	11,128
International Paper Co.	3.650%	6/15/24	4,324	4,560
International Paper Co.	3.800%	1/15/26	3,925	4,156
LYB International Finance BV	4.000%	7/15/23	5,294	5,757
LyondellBasell Industries NV	6.000%	11/15/21	7,400	8,621
LyondellBasell Industries NV	5.750%	4/15/24	7,225	8,643
Methanex Corp.	4.250%	12/1/24	3,340	3,194
Monsanto Co.	2.200%	7/15/22	750	745
Monsanto Co.	3.375%	7/15/24	6,785	7,112
Monsanto Co.	2.850%	4/15/25	4,250	4,273
Monsanto Co.	5.500%	8/15/25	575	673
Mosaic Co.	3.750%	11/15/21	3,475	3,667
Mosaic Co.	4.250%	11/15/23	8,275	8,812
NewMarket Corp.	4.100%	12/15/22	1,050	1,087
Newmont Mining Corp.	3.500%	3/15/22	12,629	13,134
Nucor Corp.	4.125%	9/15/22	3,641	3,979
Nucor Corp.	4.000%	8/1/23	5,289	5,719
Packaging Corp. of America	3.900%	6/15/22	3,897	4,133
Packaging Corp. of America	4.500%	11/1/23	5,245	5,812
Packaging Corp. of America	3.650%	9/15/24	4,400	4,564
Plum Creek Timberlands LP	3.250%	3/15/23	500	499
Potash Corp. of Saskatchewan Inc.	3.625%	3/15/24	4,040	4,251
Potash Corp. of Saskatchewan Inc.	3.000%	4/1/25	4,300	4,336
Praxair Inc.	3.000%	9/1/21	3,720	3,933
Praxair Inc.	2.450%	2/15/22	5,650	5,805
Praxair Inc.	2.200%	8/15/22	4,743	4,821
Praxair Inc.	2.650%	2/5/25	1,340	1,384
Praxair Inc.	3.200%	1/30/26	7,625	8,202
Rayonier Inc.	3.750%	4/1/22	2,225	2,263
Reliance Steel & Aluminum Co.	4.500%	4/15/23	2,275	2,317
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	3,000	3,227
Rio Tinto Finance USA Ltd.	3.750%	6/15/25	9,950	10,530
Rio Tinto Finance USA plc	3.500%	3/22/22	7,357	7,812
Rio Tinto Finance USA plc	2.875%	8/21/22	6,651	6,819
RPM International Inc.	3.450%	11/15/22	2,275	2,308
Sherwin-Williams Co.	3.450%	8/1/25	2,100	2,162
Southern Copper Corp.	3.500%	11/8/22	1,200	1,207
Southern Copper Corp.	3.875%	4/23/25	4,450	4,500
Syngenta Finance NV	3.125%	3/28/22	3,502	3,581
Vale Overseas Ltd.	4.375%	1/11/22	16,390	15,960
Vale Overseas Ltd.	6.250%	8/10/26	7,000	7,227
Valspar Corp.	4.200%	1/15/22	2,400	2,555
Valspar Corp.	3.950%	1/15/26	2,900	3,077
Westlake Chemical Corp.	3.600%	7/15/22	1,725	1,772
1 Westlake Chemical Corp.	3.600%	8/15/26	5,400	5,413
WestRock RKT Co.	4.900%	3/1/22	2,000	2,206
WestRock RKT Co.	4.000%	3/1/23	3,120	3,299
Weyerhaeuser Co.	4.625%	9/15/23	4,750	5,293
Weyerhaeuser Co.	8.500%	1/15/25	1,375	1,818
Worthington Industries Inc.	4.550%	4/15/26	1,225	1,264
Yamana Gold Inc.	4.950%	7/15/24	2,835	2,881
Capital Goods (4.7%)
3M Co.	2.000%	6/26/22	3,435	3,491
3M Co.	3.000%	8/7/25	2,324	2,509
ABB Finance USA Inc.	2.875%	5/8/22	6,071	6,328

44

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Avery Dennison Corp.	3.350%	4/15/23	1,150	1,182
Bemis Co. Inc.	4.500%	10/15/21	2,025	2,210
Boeing Co.	2.350%	10/30/21	2,600	2,683
Boeing Co.	2.200%	10/30/22	870	886
Boeing Co.	1.875%	6/15/23	3,400	3,373
Boeing Co.	7.950%	8/15/24	4,915	6,898
Boeing Co.	2.850%	10/30/24	3,408	3,593
Boeing Co.	2.500%	3/1/25	1,250	1,280
Boeing Co.	2.600%	10/30/25	1,500	1,553
Boeing Co.	2.250%	6/15/26	1,075	1,076
Carlisle Cos. Inc.	3.750%	11/15/22	2,475	2,543
Caterpillar Financial Services Corp.	2.850%	6/1/22	2,839	2,967
Caterpillar Financial Services Corp.	2.625%	3/1/23	2,600	2,654
Caterpillar Financial Services Corp.	3.750%	11/24/23	4,100	4,519
Caterpillar Financial Services Corp.	3.300%	6/9/24	2,000	2,144
Caterpillar Financial Services Corp.	3.250%	12/1/24	2,350	2,524
Caterpillar Financial Services Corp.	2.400%	8/9/26	2,000	1,982
Caterpillar Inc.	2.600%	6/26/22	3,150	3,266
Caterpillar Inc.	3.400%	5/15/24	9,240	9,980
Crane Co.	4.450%	12/15/23	2,200	2,358
Deere & Co.	2.600%	6/8/22	7,350	7,606
Dover Corp.	3.150%	11/15/25	2,700	2,859
Eaton Corp.	2.750%	11/2/22	11,013	11,349
Embraer Netherlands Finance BV	5.050%	6/15/25	10,450	10,515
1 Embraer Overseas Ltd.	5.696%	9/16/23	2,725	2,913
Embraer SA	5.150%	6/15/22	700	741
Emerson Electric Co.	2.625%	12/1/21	2,750	2,875
Emerson Electric Co.	2.625%	2/15/23	2,500	2,588
Emerson Electric Co.	3.150%	6/1/25	2,550	2,704
Exelis Inc.	5.550%	10/1/21	5,675	6,489
Flowserve Corp.	3.500%	9/15/22	6,625	6,808
Flowserve Corp.	4.000%	11/15/23	2,925	3,074
1 Fortive Corp.	3.150%	6/15/26	6,400	6,657
Fortune Brands Home & Security Inc.	4.000%	6/15/25	3,600	3,859
General Dynamics Corp.	2.250%	11/15/22	8,115	8,311
General Dynamics Corp.	1.875%	8/15/23	2,000	1,981
General Dynamics Corp.	2.125%	8/15/26	3,000	2,951
General Electric Capital Corp.	4.650%	10/17/21	13,963	15,942
General Electric Capital Corp.	3.150%	9/7/22	10,292	10,988
General Electric Capital Corp.	3.100%	1/9/23	9,632	10,313
General Electric Capital Corp.	3.450%	5/15/24	6,928	7,481
General Electric Co.	2.700%	10/9/22	20,972	21,864
General Electric Co.	3.375%	3/11/24	4,183	4,570
Harris Corp.	3.832%	4/27/25	3,400	3,598
Hexcel Corp.	4.700%	8/15/25	500	533
Honeywell International Inc.	3.350%	12/1/23	2,775	3,018
Hubbell Inc.	3.350%	3/1/26	3,575	3,768
IDEX Corp.	4.200%	12/15/21	2,775	2,961
Illinois Tool Works Inc.	3.375%	9/15/21	2,077	2,233
Illinois Tool Works Inc.	3.500%	3/1/24	9,686	10,607
Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	6,460	7,135
Ingersoll-Rand Luxembourg Finance SA	3.550%	11/1/24	2,168	2,289
John Deere Capital Corp.	3.150%	10/15/21	3,500	3,714
John Deere Capital Corp.	2.750%	3/15/22	2,650	2,752
John Deere Capital Corp.	2.800%	1/27/23	3,075	3,194
John Deere Capital Corp.	2.800%	3/6/23	8,000	8,363
John Deere Capital Corp.	3.350%	6/12/24	3,600	3,875
John Deere Capital Corp.	3.400%	9/11/25	4,175	4,526
John Deere Capital Corp.	2.650%	6/10/26	3,700	3,777
Kennametal Inc.	3.875%	2/15/22	1,600	1,625
L-3 Communications Corp.	3.950%	5/28/24	2,695	2,890
Leggett & Platt Inc.	3.800%	11/15/24	2,700	2,830
Legrand France SA	8.500%	2/15/25	2,785	3,832
Lockheed Martin Corp.	3.350%	9/15/21	6,749	7,227

45

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Lockheed Martin Corp.	3.100%	1/15/23	3,015	3,182
Lockheed Martin Corp.	2.900%	3/1/25	7,405	7,693
Lockheed Martin Corp.	3.550%	1/15/26	14,700	15,917
Martin Marietta Materials Inc.	4.250%	7/2/24	2,400	2,544
Mohawk Industries Inc.	3.850%	2/1/23	4,565	4,787
Northrop Grumman Corp.	3.250%	8/1/23	10,865	11,628
Northrop Grumman Systems Corp.	7.875%	3/1/26	1,300	1,808
Owens Corning	4.200%	12/15/22	5,125	5,463
Owens Corning	4.200%	12/1/24	1,850	1,960
Owens Corning	3.400%	8/15/26	2,400	2,402
Parker-Hannifin Corp.	3.500%	9/15/22	2,895	3,139
Parker-Hannifin Corp.	3.300%	11/21/24	4,297	4,607
Pentair Finance SA	3.150%	9/15/22	3,000	2,963
Pentair Finance SA	4.650%	9/15/25	2,500	2,609
Precision Castparts Corp.	2.500%	1/15/23	9,398	9,728
Precision Castparts Corp.	3.250%	6/15/25	6,074	6,535
Raytheon Co.	2.500%	12/15/22	9,300	9,664
Raytheon Co.	3.150%	12/15/24	2,375	2,552
Republic Services Inc.	5.250%	11/15/21	5,353	6,171
Republic Services Inc.	3.550%	6/1/22	5,683	6,121
Republic Services Inc.	4.750%	5/15/23	3,056	3,471
Republic Services Inc.	3.200%	3/15/25	3,900	4,075
Republic Services Inc.	2.900%	7/1/26	5,925	6,032
Rockwell Automation Inc.	2.875%	3/1/25	1,500	1,554
Rockwell Collins Inc.	3.100%	11/15/21	559	579
Rockwell Collins Inc.	3.700%	12/15/23	3,015	3,286
Roper Technologies Inc.	3.125%	11/15/22	3,247	3,320
Roper Technologies Inc.	3.850%	12/15/25	3,850	4,110
Snap-on Inc.	6.125%	9/1/21	1,410	1,689
Sonoco Products Co.	4.375%	11/1/21	775	828
Spirit AeroSystems Inc.	5.250%	3/15/22	1,900	2,004
Spirit AeroSystems Inc.	3.850%	6/15/26	1,910	1,977
Stanley Black & Decker Inc.	3.400%	12/1/21	3,825	4,097
Stanley Black & Decker Inc.	2.900%	11/1/22	2,639	2,767
Textron Inc.	5.950%	9/21/21	1,250	1,441
Textron Inc.	4.300%	3/1/24	2,740	2,945
Textron Inc.	3.875%	3/1/25	2,700	2,839
Textron Inc.	4.000%	3/15/26	3,000	3,165
Timken CO	3.875%	9/1/24	2,185	2,177
Tyco International Finance SA	3.900%	2/14/26	5,460	5,950
United Technologies Corp.	3.100%	6/1/22	16,560	17,713
Vulcan Materials Co.	4.500%	4/1/25	3,500	3,803
Waste Management Inc.	2.900%	9/15/22	3,460	3,619
Waste Management Inc.	2.400%	5/15/23	3,823	3,868
Waste Management Inc.	3.500%	5/15/24	2,955	3,195
Waste Management Inc.	3.125%	3/1/25	5,045	5,324
Waste Management Inc.	7.100%	8/1/26	1,000	1,352
Xylem Inc.	4.875%	10/1/21	2,550	2,759
Communication (8.3%)
21st Century Fox America Inc.	3.000%	9/15/22	10,085	10,511
21st Century Fox America Inc.	8.875%	4/26/23	1,000	1,353
21st Century Fox America Inc.	4.000%	10/1/23	2,350	2,585
21st Century Fox America Inc.	3.700%	9/15/24	2,900	3,143
21st Century Fox America Inc.	3.700%	10/15/25	3,100	3,380
21st Century Fox America Inc.	7.700%	10/30/25	3,785	5,184
America Movil SAB de CV	3.125%	7/16/22	12,747	13,259
American Tower Corp.	3.450%	9/15/21	4,800	5,043
American Tower Corp.	5.900%	11/1/21	7,074	8,239
American Tower Corp.	4.700%	3/15/22	3,605	3,995
American Tower Corp.	3.500%	1/31/23	7,794	8,148
American Tower Corp.	5.000%	2/15/24	4,878	5,566
American Tower Corp.	4.000%	6/1/25	8,300	8,947
American Tower Corp.	4.400%	2/15/26	2,575	2,856

46

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
American Tower Corp.	3.375%	10/15/26	2,000	2,044
AT&T Inc.	3.000%	2/15/22	13,930	14,378
AT&T Inc.	3.800%	3/15/22	10,803	11,601
AT&T Inc.	3.000%	6/30/22	22,415	23,096
AT&T Inc.	2.625%	12/1/22	11,125	11,265
AT&T Inc.	3.600%	2/17/23	23,638	24,961
AT&T Inc.	3.900%	3/11/24	5,475	5,869
AT&T Inc.	4.450%	4/1/24	7,602	8,392
AT&T Inc.	3.950%	1/15/25	28,825	30,923
AT&T Inc.	3.400%	5/15/25	26,734	27,608
AT&T Inc.	4.125%	2/17/26	10,486	11,369
CBS Corp.	3.375%	3/1/22	2,296	2,404
CBS Corp.	3.700%	8/15/24	7,133	7,514
CBS Corp.	3.500%	1/15/25	3,650	3,789
CBS Corp.	4.000%	1/15/26	5,825	6,233
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	7,582	8,111
1 Charter Communications Operating LLC / Charter
Communications Operating Capital	4.464%	7/23/22	18,025	19,532
1 Charter Communications Operating LLC / Charter
Communications Operating Capital	4.908%	7/23/25	35,031	38,626
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	7,404	10,426
Comcast Corp.	1.625%	1/15/22	250	248
Comcast Corp.	3.125%	7/15/22	11,725	12,500
Comcast Corp.	2.850%	1/15/23	5,549	5,809
Comcast Corp.	2.750%	3/1/23	2,705	2,819
Comcast Corp.	3.600%	3/1/24	10,182	11,175
Comcast Corp.	3.375%	2/15/25	8,575	9,217
Comcast Corp.	3.375%	8/15/25	11,212	12,087
Comcast Corp.	3.150%	3/1/26	17,372	18,335
Crown Castle International Corp.	2.250%	9/1/21	3,000	2,996
Crown Castle International Corp.	4.875%	4/15/22	7,700	8,586
Crown Castle International Corp.	5.250%	1/15/23	11,710	13,349
Crown Castle International Corp.	4.450%	2/15/26	8,470	9,381
Crown Castle International Corp.	3.700%	6/15/26	5,325	5,579
Discovery Communications LLC	3.300%	5/15/22	1,853	1,888
Discovery Communications LLC	3.250%	4/1/23	1,900	1,899
Discovery Communications LLC	3.450%	3/15/25	2,350	2,299
Discovery Communications LLC	4.900%	3/11/26	5,000	5,419
Electronic Arts Inc.	4.800%	3/1/26	2,500	2,735
Grupo Televisa SAB	6.625%	3/18/25	8,410	10,510
Grupo Televisa SAB	4.625%	1/30/26	1,300	1,440
Historic TW Inc.	9.150%	2/1/23	2,745	3,729
Interpublic Group of Cos. Inc.	3.750%	2/15/23	1,800	1,884
Interpublic Group of Cos. Inc.	4.200%	4/15/24	4,375	4,727
Moody's Corp.	4.500%	9/1/22	3,021	3,363
Moody's Corp.	4.875%	2/15/24	6,959	7,933
NBCUniversal Media LLC	2.875%	1/15/23	12,298	12,885
Omnicom Group Inc.	3.625%	5/1/22	9,523	10,180
Omnicom Group Inc.	3.650%	11/1/24	6,233	6,631
Omnicom Group Inc.	3.600%	4/15/26	9,995	10,647
Orange SA	4.125%	9/14/21	6,481	7,114
Pacific Bell Telephone Co.	7.125%	3/15/26	1,202	1,568
Qwest Corp.	6.750%	12/1/21	6,260	7,001
Qwest Corp.	7.250%	9/15/25	4,804	5,190
RELX Capital Inc.	3.125%	10/15/22	4,219	4,282
Rogers Communications Inc.	3.000%	3/15/23	2,250	2,351
Rogers Communications Inc.	4.100%	10/1/23	722	804
Rogers Communications Inc.	3.625%	12/15/25	6,375	6,960
S&P Global Inc.	4.000%	6/15/25	2,975	3,256
S&P Global Inc.	4.400%	2/15/26	4,720	5,343
Scripps Networks Interactive Inc.	3.500%	6/15/22	5,200	5,419
Scripps Networks Interactive Inc.	3.900%	11/15/24	2,400	2,533
TCI Communications Inc.	7.875%	2/15/26	1,457	2,074
Telefonica Emisiones SAU	4.570%	4/27/23	6,375	7,153

47

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Thomson Reuters Corp.	3.950%	9/30/21	3,377	3,594
Thomson Reuters Corp.	4.300%	11/23/23	2,000	2,199
Thomson Reuters Corp.	3.850%	9/29/24	3,950	4,221
Thomson Reuters Corp.	3.350%	5/15/26	7,000	7,228
Time Warner Cable Inc.	4.000%	9/1/21	7,191	7,664
Time Warner Cos. Inc.	7.570%	2/1/24	4,220	5,482
Time Warner Entertainment Co. LP	8.375%	3/15/23	5,135	6,689
Time Warner Inc.	4.000%	1/15/22	3,225	3,524
Time Warner Inc.	3.400%	6/15/22	2,401	2,550
Time Warner Inc.	4.050%	12/15/23	3,846	4,238
Time Warner Inc.	3.550%	6/1/24	7,353	7,834
Time Warner Inc.	3.600%	7/15/25	14,053	14,998
Time Warner Inc.	2.950%	7/15/26	700	713
Verizon Communications Inc.	3.000%	11/1/21	6,570	6,891
Verizon Communications Inc.	3.500%	11/1/21	10,568	11,364
Verizon Communications Inc.	2.450%	11/1/22	17,145	17,394
Verizon Communications Inc.	5.150%	9/15/23	61,552	72,001
Verizon Communications Inc.	4.150%	3/15/24	12,614	13,997
Verizon Communications Inc.	3.500%	11/1/24	17,670	18,952
Verizon Communications Inc.	2.625%	8/15/26	14,075	13,919
Viacom Inc.	3.875%	12/15/21	6,479	6,908
Viacom Inc.	3.125%	6/15/22	3,000	2,983
Viacom Inc.	4.250%	9/1/23	12,316	13,064
Viacom Inc.	3.875%	4/1/24	4,325	4,467
Vodafone Group plc	2.500%	9/26/22	7,192	7,295
Vodafone Group plc	2.950%	2/19/23	11,441	11,864
Walt Disney Co.	2.550%	2/15/22	5,982	6,221
Walt Disney Co.	2.350%	12/1/22	4,378	4,549
Walt Disney Co.	3.150%	9/17/25	4,925	5,353
Walt Disney Co.	3.000%	2/13/26	8,800	9,335
Walt Disney Co.	1.850%	7/30/26	1,575	1,514
WPP Finance 2010	4.750%	11/21/21	3,409	3,802
WPP Finance 2010	3.625%	9/7/22	4,975	5,282
WPP Finance 2010	3.750%	9/19/24	4,531	4,811
Consumer Cyclical (7.6%)
Advance Auto Parts Inc.	4.500%	1/15/22	2,300	2,483
Advance Auto Parts Inc.	4.500%	12/1/23	2,975	3,213
Alibaba Group Holding Ltd.	3.125%	11/28/21	9,800	10,139
Alibaba Group Holding Ltd.	3.600%	11/28/24	16,575	17,295
Amazon.com Inc.	3.300%	12/5/21	9,234	9,931
Amazon.com Inc.	2.500%	11/29/22	7,180	7,408
Amazon.com Inc.	3.800%	12/5/24	8,268	9,228
Automatic Data Processing Inc.	3.375%	9/15/25	7,341	8,000
AutoNation Inc.	4.500%	10/1/25	4,500	4,772
AutoZone Inc.	3.700%	4/15/22	5,447	5,821
AutoZone Inc.	2.875%	1/15/23	2,500	2,549
AutoZone Inc.	3.125%	7/15/23	1,500	1,552
AutoZone Inc.	3.250%	4/15/25	3,825	3,980
AutoZone Inc.	3.125%	4/21/26	3,000	3,092
Bed Bath & Beyond Inc.	3.749%	8/1/24	1,475	1,529
Block Financial LLC	5.500%	11/1/22	3,875	4,191
Block Financial LLC	5.250%	10/1/25	5,950	6,464
BorgWarner Inc.	3.375%	3/15/25	2,575	2,643
Brinker International Inc.	3.875%	5/15/23	1,450	1,445
Coach Inc.	4.250%	4/1/25	3,725	3,908
Costco Wholesale Corp.	2.250%	2/15/22	3,200	3,283
Cummins Inc.	3.650%	10/1/23	4,683	5,081
CVS Health Corp.	3.500%	7/20/22	12,495	13,409
CVS Health Corp.	2.750%	12/1/22	13,335	13,779
CVS Health Corp.	4.750%	12/1/22	1,324	1,500
CVS Health Corp.	4.000%	12/5/23	9,364	10,335
CVS Health Corp.	3.375%	8/12/24	6,090	6,471
CVS Health Corp.	5.000%	12/1/24	1,000	1,162

48

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CVS Health Corp.	3.875%	7/20/25	19,645	21,634
CVS Health Corp.	2.875%	6/1/26	8,525	8,725
Delphi Automotive plc	4.250%	1/15/26	6,250	6,766
Delphi Corp.	5.000%	2/15/23	3,357	3,567
Delphi Corp.	4.150%	3/15/24	3,827	4,095
Dollar General Corp.	3.250%	4/15/23	5,100	5,272
Dollar General Corp.	4.150%	11/1/25	4,800	5,227
eBay Inc.	3.800%	3/9/22	5,250	5,609
eBay Inc.	2.600%	7/15/22	6,500	6,565
eBay Inc.	3.450%	8/1/24	4,615	4,763
Expedia Inc.	4.500%	8/15/24	3,835	4,015
1 Expedia Inc.	5.000%	2/15/26	3,937	4,161
Ford Motor Credit Co. LLC	3.219%	1/9/22	9,650	9,936
Ford Motor Credit Co. LLC	4.250%	9/20/22	6,875	7,445
Ford Motor Credit Co. LLC	3.096%	5/4/23	1,341	1,351
Ford Motor Credit Co. LLC	4.375%	8/6/23	6,925	7,502
Ford Motor Credit Co. LLC	3.664%	9/8/24	6,100	6,299
Ford Motor Credit Co. LLC	4.134%	8/4/25	15,550	16,482
Ford Motor Credit Co. LLC	4.389%	1/8/26	7,300	7,885
General Motors Co.	4.875%	10/2/23	13,299	14,463
General Motors Co.	4.000%	4/1/25	3,340	3,411
General Motors Financial Co. Inc.	4.375%	9/25/21	10,170	10,831
General Motors Financial Co. Inc.	3.450%	4/10/22	12,802	13,042
General Motors Financial Co. Inc.	3.700%	5/9/23	8,750	8,914
General Motors Financial Co. Inc.	4.250%	5/15/23	5,283	5,521
General Motors Financial Co. Inc.	4.000%	1/15/25	9,038	9,174
General Motors Financial Co. Inc.	4.300%	7/13/25	4,665	4,840
General Motors Financial Co. Inc.	5.250%	3/1/26	6,100	6,741
Harley-Davidson Inc.	3.500%	7/28/25	3,850	4,064
Harman International Industries Inc.	4.150%	5/15/25	4,050	4,181
Home Depot Inc.	2.625%	6/1/22	12,471	12,969
Home Depot Inc.	2.700%	4/1/23	8,953	9,331
Home Depot Inc.	3.750%	2/15/24	10,033	11,168
Home Depot Inc.	3.350%	9/15/25	6,500	7,103
Home Depot Inc.	3.000%	4/1/26	3,875	4,127
Hyatt Hotels Corp.	3.375%	7/15/23	2,725	2,815
Hyatt Hotels Corp.	4.850%	3/15/26	1,900	2,113
JD.com Inc.	3.875%	4/29/26	2,250	2,217
Johnson Controls Inc.	3.750%	12/1/21	2,821	2,972
Johnson Controls Inc.	3.625%	7/2/24	1,800	1,919
Kohl's Corp.	4.000%	11/1/21	3,270	3,466
Kohl's Corp.	3.250%	2/1/23	2,825	2,841
Kohl's Corp.	4.750%	12/15/23	1,263	1,366
Kohl's Corp.	4.250%	7/17/25	4,350	4,516
Lowe's Cos. Inc.	3.800%	11/15/21	5,753	6,316
Lowe's Cos. Inc.	3.120%	4/15/22	2,474	2,628
Lowe's Cos. Inc.	3.875%	9/15/23	5,316	5,922
Lowe's Cos. Inc.	3.125%	9/15/24	2,479	2,637
Lowe's Cos. Inc.	3.375%	9/15/25	8,725	9,441
Lowe's Cos. Inc.	2.500%	4/15/26	7,275	7,375
Macy's Retail Holdings Inc.	3.875%	1/15/22	4,025	4,199
Macy's Retail Holdings Inc.	2.875%	2/15/23	7,130	7,004
Macy's Retail Holdings Inc.	4.375%	9/1/23	2,775	2,931
Macy's Retail Holdings Inc.	3.625%	6/1/24	3,603	3,655
Macy's Retail Holdings Inc.	6.650%	7/15/24	50	59
Magna International Inc.	3.625%	6/15/24	3,313	3,465
Magna International Inc.	4.150%	10/1/25	2,850	3,132
Marriott International Inc.	2.300%	1/15/22	4,250	4,274
Marriott International Inc.	3.125%	10/15/21	2,500	2,580
Marriott International Inc.	3.125%	6/15/26	6,370	6,480
Marriott International Inc.	3.250%	9/15/22	2,300	2,398
Marriott International Inc.	3.750%	10/1/25	1,485	1,581
MasterCard Inc.	3.375%	4/1/24	6,308	6,864
McDonald's Corp.	2.625%	1/15/22	3,941	4,058

49

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
McDonald's Corp.	3.250%	6/10/24	1,500	1,618
McDonald's Corp.	3.375%	5/26/25	9,520	10,092
McDonald's Corp.	3.700%	1/30/26	13,225	14,236
NIKE Inc.	2.250%	5/1/23	1,574	1,618
Nordstrom Inc.	4.000%	10/15/21	5,000	5,358
NVR Inc.	3.950%	9/15/22	3,152	3,326
O'Reilly Automotive Inc.	4.625%	9/15/21	1,596	1,759
O'Reilly Automotive Inc.	3.800%	9/1/22	2,250	2,385
O'Reilly Automotive Inc.	3.850%	6/15/23	3,625	3,891
O'Reilly Automotive Inc.	3.550%	3/15/26	2,145	2,284
Priceline Group Inc.	3.650%	3/15/25	4,850	5,104
Priceline Group Inc.	3.600%	6/1/26	6,040	6,318
QVC Inc.	5.125%	7/2/22	4,335	4,612
QVC Inc.	4.375%	3/15/23	2,525	2,550
QVC Inc.	4.850%	4/1/24	7,533	7,769
QVC Inc.	4.450%	2/15/25	3,000	2,987
Ross Stores Inc.	3.375%	9/15/24	1,125	1,197
Signet UK Finance plc	4.700%	6/15/24	2,175	2,126
Staples Inc.	4.375%	1/12/23	2,675	2,763
Starbucks Corp.	2.700%	6/15/22	2,250	2,360
Starbucks Corp.	3.850%	10/1/23	4,789	5,377
Starbucks Corp.	2.450%	6/15/26	3,800	3,873
Starwood Hotels & Resorts Worldwide Inc.	3.125%	2/15/23	1,625	1,654
Starwood Hotels & Resorts Worldwide Inc.	3.750%	3/15/25	3,300	3,460
Target Corp.	2.900%	1/15/22	5,795	6,117
Target Corp.	3.500%	7/1/24	8,325	9,174
Target Corp.	2.500%	4/15/26	8,650	8,851
TJX Cos. Inc.	2.500%	5/15/23	4,525	4,675
Toyota Motor Credit Corp.	3.400%	9/15/21	6,500	6,968
Toyota Motor Credit Corp.	3.300%	1/12/22	8,717	9,316
Toyota Motor Credit Corp.	2.800%	7/13/22	2,300	2,401
Toyota Motor Credit Corp.	2.625%	1/10/23	5,184	5,382
Under Armour Inc.	3.250%	6/15/26	4,065	4,113
VF Corp.	3.500%	9/1/21	3,165	3,399
Visa Inc.	2.800%	12/14/22	15,450	16,212
Visa Inc.	3.150%	12/14/25	31,230	33,273
Wal-Mart Stores Inc.	2.550%	4/11/23	14,584	15,188
Wal-Mart Stores Inc.	3.300%	4/22/24	12,161	13,301
Walgreen Co.	3.100%	9/15/22	5,127	5,325
Walgreens Boots Alliance Inc.	3.300%	11/18/21	11,014	11,630
Walgreens Boots Alliance Inc.	3.100%	6/1/23	6,865	7,059
Walgreens Boots Alliance Inc.	3.800%	11/18/24	12,768	13,688
Walgreens Boots Alliance Inc.	3.450%	6/1/26	17,977	18,732
Wyndham Worldwide Corp.	4.250%	3/1/22	4,150	4,381
Wyndham Worldwide Corp.	3.900%	3/1/23	2,850	2,926
Wyndham Worldwide Corp.	5.100%	10/1/25	3,950	4,350
Consumer Noncyclical (16.5%)
Abbott Laboratories	2.550%	3/15/22	3,858	3,947
Abbott Laboratories	2.950%	3/15/25	6,250	6,445
AbbVie Inc.	2.900%	11/6/22	22,590	23,291
AbbVie Inc.	3.200%	11/6/22	8,052	8,393
AbbVie Inc.	2.850%	5/14/23	7,000	7,107
AbbVie Inc.	3.600%	5/14/25	26,280	27,787
AbbVie Inc.	3.200%	5/14/26	14,000	14,328
Actavis Funding SCS	3.450%	3/15/22	22,088	23,130
Actavis Funding SCS	3.850%	6/15/24	10,270	10,900
Actavis Funding SCS	3.800%	3/15/25	31,356	33,042
Actavis Inc.	3.250%	10/1/22	12,250	12,697
Agilent Technologies Inc.	3.200%	10/1/22	5,200	5,360
Agilent Technologies Inc.	3.875%	7/15/23	3,950	4,180
Allergan Inc.	2.800%	3/15/23	3,350	3,346
Altria Group Inc.	2.850%	8/9/22	14,686	15,383
Altria Group Inc.	2.950%	5/2/23	2,222	2,339

50

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Altria Group Inc.	4.000%	1/31/24	10,093	11,319
AmerisourceBergen Corp.	3.500%	11/15/21	5,125	5,480
AmerisourceBergen Corp.	3.400%	5/15/24	3,685	3,900
AmerisourceBergen Corp.	3.250%	3/1/25	2,175	2,297
Amgen Inc.	3.875%	11/15/21	10,920	11,876
Amgen Inc.	2.700%	5/1/22	6,472	6,655
Amgen Inc.	3.625%	5/15/22	9,813	10,548
Amgen Inc.	2.250%	8/19/23	2,000	1,986
Amgen Inc.	3.625%	5/22/24	10,081	10,872
Amgen Inc.	3.125%	5/1/25	5,067	5,316
Amgen Inc.	2.600%	8/19/26	9,000	8,937
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	9,244	9,432
Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	40,454	42,382
Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	9,147	9,897
Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	80,489	85,903
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	25,850	26,307
Archer-Daniels-Midland Co.	2.500%	8/11/26	9,000	9,032
AstraZeneca plc	3.375%	11/16/25	14,875	15,925
Baxalta Inc.	3.600%	6/23/22	4,304	4,458
Baxalta Inc.	4.000%	6/23/25	11,457	12,245
Baxter International Inc.	2.600%	8/15/26	3,000	2,966
Beam Suntory Inc.	3.250%	5/15/22	1,375	1,408
Beam Suntory Inc.	3.250%	6/15/23	1,050	1,078
Becton Dickinson & Co.	3.125%	11/8/21	6,570	6,923
Becton Dickinson & Co.	3.300%	3/1/23	2,150	2,259
Becton Dickinson & Co.	3.875%	5/15/24	2,795	3,028
Becton Dickinson and Co.	3.734%	12/15/24	13,243	14,385
Biogen Inc.	3.625%	9/15/22	7,303	7,812
Biogen Inc.	4.050%	9/15/25	12,475	13,607
Boston Scientific Corp.	3.375%	5/15/22	4,175	4,384
Boston Scientific Corp.	4.125%	10/1/23	2,710	2,930
Boston Scientific Corp.	3.850%	5/15/25	5,000	5,362
Bristol-Myers Squibb Co.	2.000%	8/1/22	7,453	7,538
Bristol-Myers Squibb Co.	7.150%	6/15/23	900	1,183
Bristol-Myers Squibb Co.	3.250%	11/1/23	3,075	3,360
Brown-Forman Corp.	2.250%	1/15/23	1,675	1,689
Bunge Ltd. Finance Corp.	3.250%	8/15/26	5,100	5,130
Campbell Soup Co.	2.500%	8/2/22	2,075	2,120
Campbell Soup Co.	3.300%	3/19/25	1,100	1,161
Cardinal Health Inc.	3.200%	6/15/22	2,550	2,675
Cardinal Health Inc.	3.200%	3/15/23	5,357	5,628
Cardinal Health Inc.	3.500%	11/15/24	1,500	1,602
Cardinal Health Inc.	3.750%	9/15/25	4,800	5,193
Catholic Health Initiatives Colorado GO	2.950%	11/1/22	2,250	2,261
Celgene Corp.	3.250%	8/15/22	7,315	7,630
Celgene Corp.	3.550%	8/15/22	7,164	7,631
Celgene Corp.	4.000%	8/15/23	5,935	6,467
Celgene Corp.	3.625%	5/15/24	6,309	6,685
Celgene Corp.	3.875%	8/15/25	19,381	20,907
Church & Dwight Co. Inc.	2.875%	10/1/22	900	928
Clorox Co.	3.800%	11/15/21	3,288	3,576
Clorox Co.	3.050%	9/15/22	2,100	2,199
Clorox Co.	3.500%	12/15/24	3,033	3,254
Coca-Cola Bottling Co. Consolidated	3.800%	11/25/25	3,750	4,031
Coca-Cola Co.	1.550%	9/1/21	6,300	6,289
Coca-Cola Co.	3.300%	9/1/21	9,987	10,770
Coca-Cola Co.	2.500%	4/1/23	5,403	5,602
Coca-Cola Co.	3.200%	11/1/23	10,300	11,191
Coca-Cola Co.	2.875%	10/27/25	12,187	12,854
Coca-Cola Co.	2.550%	6/1/26	3,475	3,563
Coca-Cola Co.	2.250%	9/1/26	5,400	5,395
Coca-Cola Enterprises Inc.	4.500%	9/1/21	2,150	2,383
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	5,610	6,051
Coca-Cola Refreshments USA Inc.	8.500%	2/1/22	975	1,299

51

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Colgate-Palmolive Co.	2.450%	11/15/21	2,875	3,004
Colgate-Palmolive Co.	2.300%	5/3/22	3,414	3,536
Colgate-Palmolive Co.	1.950%	2/1/23	6,075	6,148
Colgate-Palmolive Co.	2.100%	5/1/23	650	664
Colgate-Palmolive Co.	3.250%	3/15/24	3,853	4,247
ConAgra Foods Inc.	3.250%	9/15/22	3,675	3,804
ConAgra Foods Inc.	3.200%	1/25/23	5,763	6,007
Covidien International Finance SA	3.200%	6/15/22	7,080	7,482
Covidien International Finance SA	2.950%	6/15/23	5,000	5,240
CR Bard Inc.	3.000%	5/15/26	3,200	3,257
Danaher Corp.	3.350%	9/15/25	3,760	4,138
Diageo Capital plc	2.625%	4/29/23	12,520	12,908
Diageo Investment Corp.	2.875%	5/11/22	5,987	6,262
Dignity Health California GO	3.125%	11/1/22	800	817
Dignity Health California GO	3.812%	11/1/24	2,600	2,794
Dr Pepper Snapple Group Inc.	3.200%	11/15/21	2,175	2,289
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	1,125	1,147
Dr Pepper Snapple Group Inc.	3.400%	11/15/25	3,400	3,612
Eli Lilly & Co.	2.750%	6/1/25	6,740	7,177
Estee Lauder Cos. Inc.	2.350%	8/15/22	1,500	1,523
Express Scripts Holding Co.	4.750%	11/15/21	11,537	12,975
Express Scripts Holding Co.	3.900%	2/15/22	8,454	9,112
Express Scripts Holding Co.	3.000%	7/15/23	7,420	7,506
Express Scripts Holding Co.	3.500%	6/15/24	5,496	5,708
Express Scripts Holding Co.	4.500%	2/25/26	13,000	14,360
Flowers Foods Inc.	4.375%	4/1/22	2,725	2,940
Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	1,800	1,813
General Mills Inc.	3.150%	12/15/21	6,250	6,645
General Mills Inc.	3.650%	2/15/24	2,911	3,185
Gilead Sciences Inc.	4.400%	12/1/21	11,627	13,053
Gilead Sciences Inc.	3.250%	9/1/22	6,607	7,030
Gilead Sciences Inc.	3.700%	4/1/24	14,493	15,727
Gilead Sciences Inc.	3.500%	2/1/25	13,709	14,624
Gilead Sciences Inc.	3.650%	3/1/26	19,123	20,684
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	6,473	6,785
GlaxoSmithKline Capital plc	2.850%	5/8/22	13,268	13,971
Hershey Co.	2.625%	5/1/23	1,750	1,802
Hershey Co.	3.200%	8/21/25	2,100	2,247
Hershey Co.	2.300%	8/15/26	3,500	3,485
JM Smucker Co.	3.500%	10/15/21	5,655	6,038
JM Smucker Co.	3.000%	3/15/22	3,225	3,378
JM Smucker Co.	3.500%	3/15/25	6,466	6,970
Johnson & Johnson	2.450%	12/5/21	7,450	7,834
Johnson & Johnson	2.050%	3/1/23	4,219	4,299
Johnson & Johnson	6.730%	11/15/23	50	67
Johnson & Johnson	3.375%	12/5/23	6,600	7,332
Johnson & Johnson	2.450%	3/1/26	10,750	11,100
Kaiser Foundation Hospitals	3.500%	4/1/22	2,675	2,858
Kellogg Co.	3.125%	5/17/22	825	865
Kellogg Co.	3.250%	4/1/26	6,091	6,325
Kimberly-Clark Corp.	2.400%	3/1/22	2,200	2,271
Kimberly-Clark Corp.	2.400%	6/1/23	2,985	3,087
Kimberly-Clark Corp.	2.650%	3/1/25	3,900	4,069
Kimberly-Clark Corp.	3.050%	8/15/25	3,000	3,219
Kimberly-Clark Corp.	2.750%	2/15/26	2,000	2,085
Koninklijke Philips NV	3.750%	3/15/22	6,462	6,957
Kraft Foods Group Inc.	3.500%	6/6/22	15,704	16,778
Kraft Heinz Foods Co.	3.500%	7/15/22	8,520	9,098
Kraft Heinz Foods Co.	3.950%	7/15/25	10,875	11,823
Kraft Heinz Foods Co.	3.000%	6/1/26	17,500	17,721
Laboratory Corp. of America Holdings	3.200%	2/1/22	3,730	3,873
Laboratory Corp. of America Holdings	3.750%	8/23/22	2,277	2,408
Laboratory Corp. of America Holdings	4.000%	11/1/23	1,950	2,090
Laboratory Corp. of America Holdings	3.600%	2/1/25	6,665	6,985

52

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Mattel Inc.	3.150%	3/15/23	850	855
McCormick & Co. Inc.	3.500%	9/1/23	1,550	1,662
McCormick & Co. Inc.	3.250%	11/15/25	3,150	3,351
McKesson Corp.	2.700%	12/15/22	4,345	4,411
McKesson Corp.	2.850%	3/15/23	3,350	3,432
McKesson Corp.	3.796%	3/15/24	7,395	8,017
Mead Johnson Nutrition Co.	4.125%	11/15/25	6,650	7,275
Medtronic Inc.	3.125%	3/15/22	4,373	4,628
Medtronic Inc.	3.150%	3/15/22	21,917	23,305
Medtronic Inc.	3.625%	3/15/24	7,491	8,189
Medtronic Inc.	3.500%	3/15/25	27,379	29,622
Merck & Co. Inc.	2.350%	2/10/22	9,833	10,134
Merck & Co. Inc.	2.400%	9/15/22	9,629	9,921
Merck & Co. Inc.	2.800%	5/18/23	10,049	10,583
Merck & Co. Inc.	2.750%	2/10/25	17,473	18,236
Molson Coors Brewing Co.	3.500%	5/1/22	3,625	3,863
Molson Coors Brewing Co.	3.000%	7/15/26	14,650	14,825
Mondelez International Inc.	4.000%	2/1/24	11,225	12,356
Mylan Inc.	4.200%	11/29/23	4,500	4,785
1 Mylan NV	3.950%	6/15/26	9,875	10,190
Newell Brands Inc.	4.000%	6/15/22	375	399
Newell Brands Inc.	3.850%	4/1/23	15,405	16,446
Newell Brands Inc.	4.000%	12/1/24	4,447	4,719
Newell Brands Inc.	3.900%	11/1/25	1,850	1,955
Newell Brands Inc.	4.200%	4/1/26	18,905	20,697
Novartis Capital Corp.	2.400%	9/21/22	12,552	13,010
Novartis Capital Corp.	3.400%	5/6/24	11,118	12,178
Novartis Capital Corp.	3.000%	11/20/25	9,320	9,930
Owens & Minor Inc.	4.375%	12/15/24	2,600	2,639
PepsiCo Inc.	2.750%	3/5/22	11,417	12,003
PepsiCo Inc.	3.100%	7/17/22	5,965	6,372
PepsiCo Inc.	2.750%	3/1/23	6,251	6,574
PepsiCo Inc.	3.600%	3/1/24	7,850	8,599
PepsiCo Inc.	2.750%	4/30/25	7,924	8,265
PepsiCo Inc.	3.500%	7/17/25	4,660	5,149
PepsiCo Inc.	2.850%	2/24/26	4,250	4,481
PerkinElmer Inc.	5.000%	11/15/21	3,400	3,746
Perrigo Co. plc	4.000%	11/15/23	7,175	7,354
Perrigo Finance Unlimited Co.	3.500%	12/15/21	4,628	4,782
Perrigo Finance Unlimited Co.	3.900%	12/15/24	5,350	5,410
Perrigo Finance Unlimited Co.	4.375%	3/15/26	3,500	3,631
Pfizer Inc.	3.000%	6/15/23	6,858	7,335
Pfizer Inc.	3.400%	5/15/24	4,861	5,308
Pfizer Inc.	2.750%	6/3/26	9,240	9,601
Philip Morris International Inc.	2.900%	11/15/21	5,069	5,330
Philip Morris International Inc.	2.500%	8/22/22	3,616	3,716
Philip Morris International Inc.	2.625%	3/6/23	2,750	2,832
Philip Morris International Inc.	2.125%	5/10/23	2,175	2,175
Philip Morris International Inc.	3.600%	11/15/23	5,794	6,367
Philip Morris International Inc.	3.250%	11/10/24	6,850	7,338
Philip Morris International Inc.	3.375%	8/11/25	5,800	6,267
Philip Morris International Inc.	2.750%	2/25/26	5,250	5,409
Procter & Gamble Co.	2.300%	2/6/22	6,824	7,051
Procter & Gamble Co.	3.100%	8/15/23	6,670	7,220
Procter & Gamble Co.	6.450%	1/15/26	1,450	1,950
Procter & Gamble Co.	2.700%	2/2/26	5,850	6,148
Quest Diagnostics Inc.	4.250%	4/1/24	900	979
Quest Diagnostics Inc.	3.500%	3/30/25	2,600	2,720
Quest Diagnostics Inc.	3.450%	6/1/26	6,100	6,309
Reynolds American Inc.	4.000%	6/12/22	8,040	8,808
Reynolds American Inc.	4.850%	9/15/23	4,120	4,729
Reynolds American Inc.	4.450%	6/12/25	16,710	18,743
St. Jude Medical Inc.	3.250%	4/15/23	7,400	7,631
St. Jude Medical Inc.	3.875%	9/15/25	1,400	1,497

53

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Stryker Corp.	3.375%	5/15/24	2,475	2,613
Stryker Corp.	3.375%	11/1/25	8,550	9,029
Stryker Corp.	3.500%	3/15/26	9,370	9,955
Sysco Corp.	2.600%	6/12/22	1,350	1,371
Sysco Corp.	3.750%	10/1/25	6,691	7,242
Sysco Corp.	3.300%	7/15/26	3,715	3,890
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	3,751	3,983
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	4,236	4,334
Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	2,449	2,604
Teva Pharmaceutical Finance Netherlands III BV	2.800%	7/21/23	15,800	15,873
Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	12,000	12,102
The Kroger Co.	2.950%	11/1/21	7,686	8,028
The Kroger Co.	3.400%	4/15/22	2,118	2,246
The Kroger Co.	3.850%	8/1/23	5,448	5,955
The Kroger Co.	4.000%	2/1/24	4,525	4,994
The Kroger Co.	3.500%	2/1/26	875	942
Thermo Fisher Scientific Inc.	3.300%	2/15/22	6,210	6,524
Thermo Fisher Scientific Inc.	3.150%	1/15/23	3,671	3,767
Thermo Fisher Scientific Inc.	3.000%	4/15/23	9,150	9,388
Thermo Fisher Scientific Inc.	4.150%	2/1/24	6,015	6,592
Thermo Fisher Scientific Inc.	3.650%	12/15/25	2,800	2,963
Tyson Foods Inc.	4.500%	6/15/22	8,970	9,931
Tyson Foods Inc.	3.950%	8/15/24	10,626	11,514
Unilever Capital Corp.	3.100%	7/30/25	2,225	2,394
Unilever Capital Corp.	2.000%	7/28/26	6,200	6,074
Whirlpool Corp.	4.700%	6/1/22	1,898	2,118
Whirlpool Corp.	3.700%	3/1/23	3,475	3,674
Whirlpool Corp.	3.700%	5/1/25	1,600	1,686
1 Whole Foods Market Inc.	5.200%	12/3/25	7,175	7,800
Wyeth LLC	6.450%	2/1/24	7,644	9,726
Zeneca Wilmington Inc.	7.000%	11/15/23	1,600	2,057
Zimmer Biomet Holdings Inc.	3.375%	11/30/21	1,650	1,726
Zimmer Biomet Holdings Inc.	3.150%	4/1/22	6,200	6,406
Zimmer Biomet Holdings Inc.	3.550%	4/1/25	13,383	13,946
Zoetis Inc.	3.250%	2/1/23	8,850	9,119
Zoetis Inc.	4.500%	11/13/25	5,725	6,405
Energy (9.6%)
Anadarko Petroleum Corp.	3.450%	7/15/24	5,258	5,120
Anadarko Petroleum Corp.	5.550%	3/15/26	8,780	9,703
Apache Corp.	3.250%	4/15/22	8,942	9,151
Apache Corp.	2.625%	1/15/23	1,075	1,056
Boardwalk Pipelines LP	3.375%	2/1/23	3,275	3,096
Boardwalk Pipelines LP	4.950%	12/15/24	4,225	4,370
Boardwalk Pipelines LP	5.950%	6/1/26	4,300	4,688
BP Capital Markets plc	3.561%	11/1/21	7,111	7,666
BP Capital Markets plc	3.062%	3/17/22	6,664	6,993
BP Capital Markets plc	3.245%	5/6/22	12,976	13,723
BP Capital Markets plc	2.500%	11/6/22	9,650	9,783
BP Capital Markets plc	2.750%	5/10/23	13,574	13,882
BP Capital Markets plc	3.994%	9/26/23	5,275	5,775
BP Capital Markets plc	3.814%	2/10/24	8,919	9,690
BP Capital Markets plc	3.535%	11/4/24	5,725	6,125
BP Capital Markets plc	3.506%	3/17/25	6,510	6,953
BP Capital Markets plc	3.119%	5/4/26	5,000	5,160
Buckeye Partners LP	4.150%	7/1/23	5,846	5,912
Canadian Natural Resources Ltd.	3.450%	11/15/21	1,275	1,298
Canadian Natural Resources Ltd.	3.800%	4/15/24	7,929	7,929
Canadian Natural Resources Ltd.	3.900%	2/1/25	2,025	2,032
Chevron Corp.	2.411%	3/3/22	8,025	8,231
Chevron Corp.	2.355%	12/5/22	12,789	13,080
Chevron Corp.	2.566%	5/16/23	1,000	1,022
Chevron Corp.	3.191%	6/24/23	17,097	18,273
Chevron Corp.	3.326%	11/17/25	5,000	5,389

54

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Chevron Corp.	2.954%	5/16/26	18,800	19,580
Cimarex Energy Co.	5.875%	5/1/22	3,227	3,371
Cimarex Energy Co.	4.375%	6/1/24	7,350	7,691
Columbia Pipeline Group Inc.	4.500%	6/1/25	6,775	7,329
ConocoPhillips Co.	2.875%	11/15/21	5,250	5,377
ConocoPhillips Co.	2.400%	12/15/22	7,560	7,522
ConocoPhillips Co.	3.350%	11/15/24	5,467	5,625
ConocoPhillips Co.	4.950%	3/15/26	13,518	15,328
Devon Energy Corp.	3.250%	5/15/22	8,212	8,146
Devon Energy Corp.	5.850%	12/15/25	7,400	8,305
Dominion Gas Holdings LLC	3.550%	11/1/23	1,725	1,820
Dominion Gas Holdings LLC	3.600%	12/15/24	5,725	6,078
El Paso Natural Gas Co. LLC	8.625%	1/15/22	1,291	1,596
Enable Midstream Partners LP	3.900%	5/15/24	4,000	3,760
Enbridge Energy Partners LP	4.200%	9/15/21	4,469	4,615
Enbridge Energy Partners LP	5.875%	10/15/25	3,550	3,951
Enbridge Inc.	4.000%	10/1/23	3,944	3,954
Enbridge Inc.	3.500%	6/10/24	4,706	4,562
Encana Corp.	3.900%	11/15/21	4,114	4,061
Energy Transfer Partners LP	5.200%	2/1/22	9,482	10,247
Energy Transfer Partners LP	3.600%	2/1/23	6,445	6,369
Energy Transfer Partners LP	7.600%	2/1/24	1,430	1,622
Energy Transfer Partners LP	4.050%	3/15/25	9,045	9,032
Energy Transfer Partners LP	4.750%	1/15/26	6,360	6,668
EnLink Midstream Partners LP	4.400%	4/1/24	7,725	7,513
EnLink Midstream Partners LP	4.150%	6/1/25	1,300	1,235
EnLink Midstream Partners LP	4.850%	7/15/26	3,850	3,831
Enterprise Products Operating LLC	4.050%	2/15/22	4,793	5,170
Enterprise Products Operating LLC	3.350%	3/15/23	11,280	11,641
Enterprise Products Operating LLC	3.900%	2/15/24	4,854	5,143
Enterprise Products Operating LLC	3.750%	2/15/25	10,126	10,573
Enterprise Products Operating LLC	3.700%	2/15/26	4,950	5,138
EOG Resources Inc.	2.625%	3/15/23	9,543	9,540
EOG Resources Inc.	3.150%	4/1/25	4,001	4,079
EOG Resources Inc.	4.150%	1/15/26	4,625	5,104
EQT Corp.	4.875%	11/15/21	4,125	4,495
EQT Midstream Partners LP	4.000%	8/1/24	2,775	2,714
Exxon Mobil Corp.	2.397%	3/6/22	13,800	14,203
Exxon Mobil Corp.	2.726%	3/1/23	5,420	5,651
Exxon Mobil Corp.	3.176%	3/15/24	2,965	3,169
Exxon Mobil Corp.	2.709%	3/6/25	13,820	14,417
Exxon Mobil Corp.	3.043%	3/1/26	18,800	19,951
FMC Technologies Inc.	3.450%	10/1/22	2,575	2,485
Gulf South Pipeline Co. LP	4.000%	6/15/22	750	726
Halliburton Co.	3.250%	11/15/21	4,856	5,050
Halliburton Co.	3.500%	8/1/23	7,745	8,019
Halliburton Co.	3.800%	11/15/25	13,383	13,823
Helmerich & Payne International Drilling Co.	4.650%	3/15/25	2,050	2,176
Hess Corp.	3.500%	7/15/24	2,000	1,942
HollyFrontier Corp.	5.875%	4/1/26	1,000	1,095
Husky Energy Inc.	3.950%	4/15/22	3,519	3,715
Husky Energy Inc.	4.000%	4/15/24	6,268	6,425
Kerr-McGee Corp.	6.950%	7/1/24	4,148	4,847
Kinder Morgan Energy Partners LP	5.000%	10/1/21	5,150	5,597
Kinder Morgan Energy Partners LP	4.150%	3/1/22	2,350	2,443
Kinder Morgan Energy Partners LP	3.950%	9/1/22	6,280	6,515
Kinder Morgan Energy Partners LP	3.450%	2/15/23	5,150	5,100
Kinder Morgan Energy Partners LP	3.500%	9/1/23	5,400	5,347
Kinder Morgan Energy Partners LP	4.150%	2/1/24	6,583	6,717
Kinder Morgan Energy Partners LP	4.300%	5/1/24	4,218	4,348
Kinder Morgan Energy Partners LP	4.250%	9/1/24	5,243	5,397
Kinder Morgan Inc.	4.300%	6/1/25	7,350	7,626
Magellan Midstream Partners LP	3.200%	3/15/25	2,275	2,290
Magellan Midstream Partners LP	5.000%	3/1/26	2,850	3,254

55

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Marathon Oil Corp.	2.800%	11/1/22	3,839	3,513
Marathon Oil Corp.	3.850%	6/1/25	9,312	8,730
Marathon Petroleum Corp.	3.625%	9/15/24	6,399	6,481
1 MPLX LP	4.500%	7/15/23	10,766	10,860
1 MPLX LP	4.875%	12/1/24	9,698	9,904
MPLX LP	4.000%	2/15/25	2,054	2,010
1 MPLX LP	4.875%	6/1/25	10,225	10,442
Nabors Industries Inc.	4.625%	9/15/21	4,725	4,477
Nabors Industries Inc.	5.100%	9/15/23	2,225	2,003
National Fuel Gas Co.	4.900%	12/1/21	1,725	1,863
National Fuel Gas Co.	3.750%	3/1/23	6,075	6,155
National Fuel Gas Co.	5.200%	7/15/25	2,250	2,465
National Oilwell Varco Inc.	2.600%	12/1/22	9,899	9,283
Noble Energy Inc.	4.150%	12/15/21	7,086	7,521
Noble Energy Inc.	3.900%	11/15/24	4,677	4,772
Occidental Petroleum Corp.	3.125%	2/15/22	4,925	5,179
Occidental Petroleum Corp.	2.600%	4/15/22	4,125	4,221
Occidental Petroleum Corp.	2.700%	2/15/23	6,320	6,436
Occidental Petroleum Corp.	3.500%	6/15/25	4,890	5,225
Occidental Petroleum Corp.	3.400%	4/15/26	10,900	11,523
Oceaneering International Inc.	4.650%	11/15/24	2,850	2,854
ONEOK Partners LP	3.375%	10/1/22	6,513	6,562
ONEOK Partners LP	5.000%	9/15/23	1,450	1,569
ONEOK Partners LP	4.900%	3/15/25	5,250	5,687
Petro-Canada	9.250%	10/15/21	2,575	3,275
Petro-Canada	7.875%	6/15/26	1,695	2,168
Phillips 66	4.300%	4/1/22	16,550	18,229
Phillips 66 Partners LP	3.605%	2/15/25	2,743	2,738
Pioneer Natural Resources Co.	3.950%	7/15/22	3,615	3,807
Pioneer Natural Resources Co.	4.450%	1/15/26	4,350	4,746
Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	4,800	4,848
Plains All American Pipeline LP / PAA Finance Corp.	2.850%	1/31/23	4,300	4,069
Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	7,978	7,939
Plains All American Pipeline LP / PAA Finance Corp.	3.600%	11/1/24	3,774	3,659
Plains All American Pipeline LP / PAA Finance Corp.	4.650%	10/15/25	5,050	5,240
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.875%	3/1/22	5,955	6,543
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.000%	10/1/22	7,400	7,881
Regency Energy Partners LP / Regency Energy Finance
Corp.	5.500%	4/15/23	3,800	3,923
Regency Energy Partners LP / Regency Energy Finance
Corp.	4.500%	11/1/23	5,160	5,212
Sasol Financing International plc	4.500%	11/14/22	3,100	3,111
Schlumberger Investment SA	3.650%	12/1/23	12,952	14,084
Shell International Finance BV	2.375%	8/21/22	4,714	4,810
Shell International Finance BV	2.250%	1/6/23	8,356	8,390
Shell International Finance BV	3.400%	8/12/23	7,019	7,520
Shell International Finance BV	3.250%	5/11/25	18,082	19,091
Shell International Finance BV	2.875%	5/10/26	15,550	15,927
Spectra Energy Capital LLC	3.300%	3/15/23	7,325	7,249
Spectra Energy Partners LP	4.750%	3/15/24	7,250	8,058
Spectra Energy Partners LP	3.500%	3/15/25	5,550	5,686
Suncor Energy Inc.	3.600%	12/1/24	5,120	5,408
Sunoco Logistics Partners Operations LP	4.650%	2/15/22	1,650	1,777
Sunoco Logistics Partners Operations LP	3.450%	1/15/23	1,020	1,017
Sunoco Logistics Partners Operations LP	4.250%	4/1/24	8,700	9,037
Sunoco Logistics Partners Operations LP	5.950%	12/1/25	5,450	6,286
Sunoco Logistics Partners Operations LP	3.900%	7/15/26	1,000	1,010
TC PipeLines LP	4.375%	3/13/25	100	101
Total Capital Canada Ltd.	2.750%	7/15/23	7,187	7,414
Total Capital International SA	2.875%	2/17/22	7,138	7,458
Total Capital International SA	2.700%	1/25/23	7,784	8,029
Total Capital International SA	3.700%	1/15/24	7,702	8,422

56

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Total Capital International SA	3.750%	4/10/24	6,879	7,556
Total Capital SA	4.250%	12/15/21	5,450	6,076
TransCanada PipeLines Ltd.	2.500%	8/1/22	9,080	9,107
TransCanada PipeLines Ltd.	3.750%	10/16/23	5,449	5,839
TransCanada PipeLines Ltd.	4.875%	1/15/26	5,225	6,042
Valero Energy Corp.	3.650%	3/15/25	4,025	4,135
Western Gas Partners LP	4.000%	7/1/22	3,406	3,469
Western Gas Partners LP	3.950%	6/1/25	5,779	5,682
Western Gas Partners LP	4.650%	7/1/26	1,000	1,039
Williams Partners LP	4.000%	11/15/21	5,136	5,275
Williams Partners LP	3.600%	3/15/22	9,975	9,947
Williams Partners LP	3.350%	8/15/22	4,275	4,192
Williams Partners LP	4.500%	11/15/23	2,900	3,009
Williams Partners LP	4.300%	3/4/24	9,222	9,430
Williams Partners LP	3.900%	1/15/25	10,510	10,450
Williams Partners LP	4.000%	9/15/25	8,695	8,695
Williams Partners LP / ACMP Finance Corp.	6.125%	7/15/22	2,792	2,893
Williams Partners LP / ACMP Finance Corp.	4.875%	5/15/23	9,748	9,845
Williams Partners LP / ACMP Finance Corp.	4.875%	3/15/24	6,515	6,580
Other Industrial (0.2%)
CBRE Services Inc.	5.000%	3/15/23	3,587	3,793
CBRE Services Inc.	5.250%	3/15/25	4,400	4,774
CBRE Services Inc.	4.875%	3/1/26	4,275	4,542
Cintas Corp. No 2	3.250%	6/1/22	1,300	1,383
Fluor Corp.	3.375%	9/15/21	3,680	3,903
Fluor Corp.	3.500%	12/15/24	975	1,042
Howard Hughes Medical Institute Revenue	3.500%	9/1/23	8,117	8,896
Technology (9.4%)
Adobe Systems Inc.	3.250%	2/1/25	7,765	8,168
Alphabet Inc.	3.375%	2/25/24	7,048	7,722
Alphabet Inc.	1.998%	8/15/26	9,500	9,338
Altera Corp.	4.100%	11/15/23	2,600	2,949
Amphenol Corp.	3.125%	9/15/21	1,500	1,545
Amphenol Corp.	4.000%	2/1/22	2,400	2,546
Analog Devices Inc.	2.875%	6/1/23	2,550	2,576
Analog Devices Inc.	3.900%	12/15/25	6,100	6,521
Apple Inc.	2.150%	2/9/22	5,087	5,177
Apple Inc.	2.700%	5/13/22	14,146	14,795
Apple Inc.	2.850%	2/23/23	11,800	12,391
Apple Inc.	2.400%	5/3/23	39,112	39,984
Apple Inc.	3.450%	5/6/24	21,504	23,312
Apple Inc.	2.500%	2/9/25	15,897	16,127
Apple Inc.	3.200%	5/13/25	14,719	15,673
Apple Inc.	3.250%	2/23/26	22,978	24,562
Apple Inc.	2.450%	8/4/26	5,900	5,910
Applied Materials Inc.	3.900%	10/1/25	9,750	10,801
Arrow Electronics Inc.	3.500%	4/1/22	2,300	2,317
Arrow Electronics Inc.	4.500%	3/1/23	2,170	2,307
Arrow Electronics Inc.	4.000%	4/1/25	2,400	2,428
Autodesk Inc.	3.600%	12/15/22	2,243	2,306
Autodesk Inc.	4.375%	6/15/25	1,800	1,904
Avnet Inc.	4.875%	12/1/22	2,825	3,083
Avnet Inc.	4.625%	4/15/26	3,800	3,951
Baidu Inc.	3.500%	11/28/22	5,499	5,758
Baidu Inc.	4.125%	6/30/25	2,450	2,646
Broadcom Corp.	2.500%	8/15/22	500	440
Broadridge Financial Solutions Inc.	3.400%	6/27/26	3,425	3,511
CA Inc.	4.500%	8/15/23	1,200	1,307
Cadence Design Systems Inc.	4.375%	10/15/24	1,575	1,629
CDK Global Inc.	4.500%	10/15/24	3,300	3,302
Cisco Systems Inc.	3.000%	6/15/22	1,600	1,706
Cisco Systems Inc.	2.600%	2/28/23	7,000	7,276
Cisco Systems Inc.	3.625%	3/4/24	7,676	8,534

57

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cisco Systems Inc.	2.950%	2/28/26	8,583	9,161
Computer Sciences Corp.	4.450%	9/15/22	1,500	1,593
Corning Inc.	2.900%	5/15/22	2,000	2,049
Corning Inc.	3.700%	11/15/23	1,300	1,383
1 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	5.450%	6/15/23	33,169	35,336
1 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	6.020%	6/15/26	36,100	38,570
Dun & Bradstreet Corp.	4.375%	12/1/22	1,800	1,864
EMC Corp.	3.375%	6/1/23	240	235
Equifax Inc.	3.300%	12/15/22	1,750	1,831
Equifax Inc.	3.250%	6/1/26	1,400	1,450
Fidelity National Information Services Inc.	5.000%	3/15/22	4,269	4,418
Fidelity National Information Services Inc.	4.500%	10/15/22	3,400	3,782
Fidelity National Information Services Inc.	3.500%	4/15/23	6,325	6,633
Fidelity National Information Services Inc.	3.875%	6/5/24	4,783	5,118
Fidelity National Information Services Inc.	5.000%	10/15/25	15,215	17,441
Fidelity National Information Services Inc.	3.000%	8/15/26	11,700	11,630
Fiserv Inc.	3.500%	10/1/22	6,366	6,753
Fiserv Inc.	3.850%	6/1/25	7,350	7,944
Flextronics International Ltd.	4.750%	6/15/25	5,875	6,242
1 Hewlett Packard Enterprise Co.	4.400%	10/15/22	12,351	13,043
1 Hewlett Packard Enterprise Co.	4.900%	10/15/25	19,375	20,694
HP Inc.	4.375%	9/15/21	8,825	9,513
HP Inc.	4.650%	12/9/21	8,699	9,500
HP Inc.	4.050%	9/15/22	2,900	3,069
Ingram Micro Inc.	5.000%	8/10/22	450	470
Ingram Micro Inc.	4.950%	12/15/24	5,208	5,303
Intel Corp.	3.300%	10/1/21	13,720	14,791
Intel Corp.	3.100%	7/29/22	10,657	11,370
Intel Corp.	2.700%	12/15/22	11,893	12,434
Intel Corp.	3.700%	7/29/25	19,516	21,670
Intel Corp.	2.600%	5/19/26	3,088	3,152
International Business Machines Corp.	2.900%	11/1/21	5,675	5,996
International Business Machines Corp.	1.875%	8/1/22	4,850	4,839
International Business Machines Corp.	2.875%	11/9/22	7,850	8,244
International Business Machines Corp.	3.375%	8/1/23	8,900	9,602
International Business Machines Corp.	3.625%	2/12/24	17,874	19,509
International Business Machines Corp.	7.000%	10/30/25	4,850	6,592
International Business Machines Corp.	3.450%	2/19/26	5,775	6,295
Jabil Circuit Inc.	4.700%	9/15/22	2,825	2,952
Juniper Networks Inc.	4.500%	3/15/24	2,525	2,682
Juniper Networks Inc.	4.350%	6/15/25	1,450	1,510
Keysight Technologies Inc.	4.550%	10/30/24	3,900	4,042
KLA-Tencor Corp.	4.125%	11/1/21	600	644
KLA-Tencor Corp.	4.650%	11/1/24	9,631	10,590
Lam Research Corp.	3.450%	6/15/23	6,450	6,611
Lam Research Corp.	3.800%	3/15/25	3,525	3,709
Lam Research Corp.	3.900%	6/15/26	7,265	7,583
Lender Processing Services Inc / Black Knight Lending
Solutions Inc	5.750%	4/15/23	1,540	1,636
Maxim Integrated Products Inc.	3.375%	3/15/23	3,350	3,442
Microsoft Corp.	2.375%	2/12/22	15,814	16,311
Microsoft Corp.	2.650%	11/3/22	7,025	7,327
Microsoft Corp.	2.125%	11/15/22	4,750	4,805
Microsoft Corp.	2.375%	5/1/23	5,277	5,416
Microsoft Corp.	2.000%	8/8/23	9,000	8,958
Microsoft Corp.	3.625%	12/15/23	8,495	9,371
Microsoft Corp.	2.700%	2/12/25	16,766	17,342
Microsoft Corp.	3.125%	11/3/25	20,488	21,824
Microsoft Corp.	2.400%	8/8/26	30,000	30,079
Motorola Solutions Inc.	3.500%	9/1/21	675	693
Motorola Solutions Inc.	3.750%	5/15/22	7,878	8,082
Motorola Solutions Inc.	3.500%	3/1/23	5,515	5,512
Motorola Solutions Inc.	4.000%	9/1/24	5,891	5,891

58

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Motorola Solutions Inc.	7.500%	5/15/25	1,471	1,728
NetApp Inc.	3.250%	12/15/22	450	456
Oracle Corp.	1.900%	9/15/21	30,475	30,494
Oracle Corp.	2.500%	5/15/22	22,416	22,947
Oracle Corp.	2.500%	10/15/22	20,506	21,038
Oracle Corp.	3.625%	7/15/23	10,421	11,355
Oracle Corp.	2.400%	9/15/23	18,350	18,500
Oracle Corp.	3.400%	7/8/24	11,619	12,462
Oracle Corp.	2.950%	5/15/25	14,235	14,721
Oracle Corp.	2.650%	7/15/26	15,550	15,657
Pitney Bowes Inc.	4.625%	3/15/24	2,625	2,755
QUALCOMM Inc.	3.000%	5/20/22	15,071	15,858
QUALCOMM Inc.	3.450%	5/20/25	12,766	13,771
Seagate HDD Cayman	4.750%	6/1/23	6,182	5,997
Seagate HDD Cayman	4.750%	1/1/25	6,225	5,727
Symantec Corp.	3.950%	6/15/22	2,705	2,742
Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	5,575	5,996
Texas Instruments Inc.	1.850%	5/15/22	500	498
Texas Instruments Inc.	2.250%	5/1/23	2,685	2,708
Total System Services Inc.	3.750%	6/1/23	2,200	2,270
Total System Services Inc.	4.800%	4/1/26	7,050	7,772
Trimble Navigation Ltd.	4.750%	12/1/24	1,975	2,077
Tyco Electronics Group SA	3.500%	2/3/22	3,468	3,625
Tyco Electronics Group SA	3.450%	8/1/24	2,200	2,299
Tyco Electronics Group SA	3.700%	2/15/26	3,900	4,113
Verisk Analytics Inc.	4.125%	9/12/22	3,090	3,297
Verisk Analytics Inc.	4.000%	6/15/25	9,150	9,706
Xerox Corp.	3.800%	5/15/24	125	124
Transportation (2.1%)
2 American Airlines 2013-1 Class A Pass Through Trust	4.000%	1/15/27	2,849	3,038
2 American Airlines 2013-2 Class A Pass Through Trust	4.950%	7/15/24	7,252	7,941
2 American Airlines 2015-1 Class B Pass Through Trust	3.700%	11/1/24	1,680	1,638
2 BNSF Funding Trust I	6.613%	12/15/55	1,890	2,178
Burlington Northern Santa Fe LLC	3.450%	9/15/21	2,719	2,937
Burlington Northern Santa Fe LLC	3.050%	3/15/22	2,995	3,182
Burlington Northern Santa Fe LLC	3.050%	9/1/22	6,375	6,767
Burlington Northern Santa Fe LLC	3.000%	3/15/23	4,383	4,625
Burlington Northern Santa Fe LLC	3.850%	9/1/23	4,135	4,577
Burlington Northern Santa Fe LLC	3.750%	4/1/24	3,925	4,347
Burlington Northern Santa Fe LLC	3.400%	9/1/24	9,256	10,030
Burlington Northern Santa Fe LLC	3.000%	4/1/25	3,375	3,561
Burlington Northern Santa Fe LLC	3.650%	9/1/25	3,265	3,593
Burlington Northern Santa Fe LLC	7.000%	12/15/25	2,715	3,680
Canadian National Railway Co.	2.850%	12/15/21	2,210	2,328
Canadian National Railway Co.	2.250%	11/15/22	1,525	1,534
Canadian National Railway Co.	2.950%	11/21/24	2,925	3,118
Canadian National Railway Co.	2.750%	3/1/26	2,725	2,841
Canadian Pacific Railway Co.	4.450%	3/15/23	3,711	4,128
Canadian Pacific Railway Co.	2.900%	2/1/25	5,100	5,226
Canadian Pacific Railway Co.	3.700%	2/1/26	2,935	3,157
Canadian Pacific Railway Ltd.	4.500%	1/15/22	1,475	1,625
2 Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	3,263	3,692
2 Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	4,125	4,435
2 Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	3,641	3,896
CSX Corp.	3.700%	11/1/23	6,075	6,599
CSX Corp.	3.400%	8/1/24	3,708	3,954
CSX Corp.	3.350%	11/1/25	2,975	3,188
2 CSX Transportation Inc.	6.251%	1/15/23	31	36
2 Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	4,805	5,627
FedEx Corp.	2.625%	8/1/22	3,330	3,424
FedEx Corp.	2.700%	4/15/23	1,700	1,739
FedEx Corp.	4.000%	1/15/24	4,825	5,350
FedEx Corp.	3.200%	2/1/25	4,891	5,138

59

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
FedEx Corp.	3.250%	4/1/26	6,150	6,481
2 Hawaiian Airlines 2013-1 Class A Pass Through
Certificates	3.900%	1/15/26	2,277	2,288
JB Hunt Transport Services Inc.	3.300%	8/15/22	2,400	2,458
JB Hunt Transport Services Inc.	3.850%	3/15/24	2,325	2,452
Kansas City Southern	3.000%	5/15/23	4,125	4,190
Kansas City Southern	3.125%	6/1/26	2,200	2,234
Norfolk Southern Corp.	3.250%	12/1/21	4,021	4,256
Norfolk Southern Corp.	3.000%	4/1/22	6,942	7,263
Norfolk Southern Corp.	2.903%	2/15/23	3,986	4,124
Norfolk Southern Corp.	3.850%	1/15/24	2,635	2,882
Norfolk Southern Corp.	5.590%	5/17/25	3,270	3,956
2 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	1,213	1,376
Trinity Industries Inc.	4.550%	10/1/24	2,490	2,467
Union Pacific Corp.	4.163%	7/15/22	7,099	7,970
Union Pacific Corp.	2.950%	1/15/23	2,925	3,058
Union Pacific Corp.	2.750%	4/15/23	1,550	1,612
Union Pacific Corp.	3.646%	2/15/24	3,550	3,895
Union Pacific Corp.	3.750%	3/15/24	3,375	3,714
Union Pacific Corp.	3.250%	1/15/25	3,350	3,596
Union Pacific Corp.	3.250%	8/15/25	4,479	4,825
Union Pacific Corp.	2.750%	3/1/26	2,298	2,378
2 United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	3,789	4,140
2 United Airlines 2014-1 Class A Pass Through Trust	4.000%	10/11/27	3,818	4,085
United Parcel Service Inc.	2.450%	10/1/22	9,097	9,496
2 US Airways 2012-1 Class A Pass Through Trust	5.900%	4/1/26	939	1,089
2 US Airways 2013-1 Class A Pass Through Trust	3.950%	5/15/27	3,050	3,241
2 US Airways Inc. 2012-2 Class A Pass Through Trust	4.625%	12/3/26	1,891	2,071
				6,941,090
Utilities (5.4%)
Electric (5.0%)
Alabama Power Co.	3.550%	12/1/23	2,400	2,619
Alabama Power Co.	2.800%	4/1/25	5,150	5,337
Ameren Corp.	3.650%	2/15/26	1,060	1,136
Ameren Illinois Co.	2.700%	9/1/22	2,670	2,771
Ameren Illinois Co.	3.250%	3/1/25	5,400	5,772
American Electric Power Co. Inc.	2.950%	12/15/22	2,379	2,482
Appalachian Power Co.	3.400%	6/1/25	1,200	1,271
Arizona Public Service Co.	3.350%	6/15/24	900	968
Arizona Public Service Co.	3.150%	5/15/25	2,000	2,120
Baltimore Gas & Electric Co.	3.500%	11/15/21	3,922	4,207
Baltimore Gas & Electric Co.	3.350%	7/1/23	1,125	1,205
Baltimore Gas & Electric Co.	2.400%	8/15/26	3,575	3,562
Berkshire Hathaway Energy Co.	3.750%	11/15/23	3,525	3,855
Berkshire Hathaway Energy Co.	3.500%	2/1/25	3,475	3,742
Black Hills Corp.	4.250%	11/30/23	1,000	1,087
Black Hills Corp.	3.950%	1/15/26	3,470	3,702
CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	1,875	1,888
CenterPoint Energy Houston Electric LLC	2.400%	9/1/26	1,650	1,659
1 Cleco Corporate Holdings LLC	3.743%	5/1/26	5,000	5,275
Cleveland Electric Illuminating Co.	5.500%	8/15/24	2,300	2,748
CMS Energy Corp.	5.050%	3/15/22	1,775	2,016
CMS Energy Corp.	3.875%	3/1/24	2,825	3,095
CMS Energy Corp.	3.600%	11/15/25	1,750	1,877
CMS Energy Corp.	3.000%	5/15/26	1,775	1,814
Commonwealth Edison Co.	3.400%	9/1/21	3,100	3,336
Commonwealth Edison Co.	3.100%	11/1/24	2,325	2,473
Commonwealth Edison Co.	2.550%	6/15/26	5,600	5,702
Connecticut Light & Power Co.	2.500%	1/15/23	4,475	4,570
Consolidated Edison Co. of New York Inc.	3.300%	12/1/24	1,325	1,430
Consumers Energy Co.	2.850%	5/15/22	2,684	2,810
Consumers Energy Co.	3.375%	8/15/23	4,060	4,406
Consumers Energy Co.	3.125%	8/31/24	1,600	1,694

60

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Delmarva Power & Light Co.	3.500%	11/15/23	4,249	4,603
Dominion Resources Inc.	2.750%	9/15/22	1,500	1,530
Dominion Resources Inc.	3.625%	12/1/24	4,050	4,316
Dominion Resources Inc.	3.900%	10/1/25	6,400	6,966
Dominion Resources Inc.	2.850%	8/15/26	2,800	2,798
2 Dominion Resources Inc.	5.750%	10/1/54	4,225	4,408
DTE Electric Co.	2.650%	6/15/22	3,482	3,606
DTE Electric Co.	3.650%	3/15/24	3,350	3,683
DTE Electric Co.	3.375%	3/1/25	1,700	1,841
DTE Energy Co.	3.300%	6/15/22	2,625	2,792
DTE Energy Co.	3.500%	6/1/24	4,100	4,387
Duke Energy Corp.	1.800%	9/1/21	2,000	1,994
Duke Energy Corp.	3.550%	9/15/21	2,600	2,787
Duke Energy Corp.	3.050%	8/15/22	4,288	4,488
Duke Energy Corp.	3.950%	10/15/23	3,700	4,070
Duke Energy Corp.	3.750%	4/15/24	7,175	7,798
Duke Energy Ohio Inc.	3.800%	9/1/23	4,476	4,940
Duke Energy Progress LLC	3.000%	9/15/21	4,856	5,148
Duke Energy Progress LLC	2.800%	5/15/22	2,922	3,067
Duke Energy Progress LLC	3.250%	8/15/25	5,750	6,189
Edison International	2.950%	3/15/23	1,850	1,908
1 Emera US Finance LP	3.550%	6/15/26	5,000	5,266
Empresa Nacional de Electricidad SA	4.250%	4/15/24	2,200	2,364
Entergy Arkansas Inc.	3.050%	6/1/23	200	210
Entergy Arkansas Inc.	3.700%	6/1/24	1,100	1,204
Entergy Arkansas Inc.	3.500%	4/1/26	3,020	3,284
Entergy Corp.	4.000%	7/15/22	2,874	3,094
Entergy Corp.	2.950%	9/1/26	2,300	2,316
Entergy Gulf States Louisiana LLC	5.590%	10/1/24	2,785	3,343
Entergy Louisiana LLC	4.050%	9/1/23	5,050	5,593
Entergy Louisiana LLC	5.400%	11/1/24	3,515	4,254
Entergy Louisiana LLC	4.440%	1/15/26	210	241
Entergy Mississippi Inc.	3.100%	7/1/23	2,225	2,300
Eversource Energy	2.800%	5/1/23	1,985	2,019
Eversource Energy	3.150%	1/15/25	3,300	3,461
Eversource Energy	3.350%	3/15/26	3,875	4,099
Exelon Corp.	3.950%	6/15/25	8,800	9,632
Exelon Corp.	3.400%	4/15/26	1,400	1,473
Exelon Generation Co. LLC	4.250%	6/15/22	6,011	6,437
FirstEnergy Solutions Corp.	6.050%	8/15/21	2,175	1,895
Florida Power & Light Co.	2.750%	6/1/23	2,150	2,235
Florida Power & Light Co.	3.250%	6/1/24	2,675	2,868
Florida Power & Light Co.	3.125%	12/1/25	4,800	5,128
Georgia Power Co.	2.850%	5/15/22	1,900	1,989
Georgia Power Co.	3.250%	4/1/26	1,300	1,382
Indiana Michigan Power Co.	3.200%	3/15/23	2,125	2,214
Interstate Power & Light Co.	3.250%	12/1/24	1,275	1,348
Interstate Power & Light Co.	3.400%	8/15/25	1,725	1,847
ITC Holdings Corp.	4.050%	7/1/23	1,925	2,071
ITC Holdings Corp.	3.650%	6/15/24	2,575	2,721
ITC Holdings Corp.	3.250%	6/30/26	2,575	2,640
Kansas City Power & Light Co.	3.150%	3/15/23	3,525	3,626
Kansas City Power & Light Co.	3.650%	8/15/25	100	106
Kentucky Utilities Co.	3.300%	10/1/25	5,200	5,632
LG&E & KU Energy LLC	4.375%	10/1/21	1,840	2,027
Louisville Gas & Electric Co.	3.300%	10/1/25	1,600	1,715
MidAmerican Energy Co.	3.500%	10/15/24	4,948	5,400
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	3,148	3,291
National Rural Utilities Cooperative Finance Corp.	2.700%	2/15/23	3,800	3,926
National Rural Utilities Cooperative Finance Corp.	3.400%	11/15/23	875	937
National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	4,062	4,203
National Rural Utilities Cooperative Finance Corp.	3.250%	11/1/25	4,950	5,302
2 National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	1,850	1,859
2 National Rural Utilities Cooperative Finance Corp.	5.250%	4/20/46	3,125	3,279

61

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	1,625	1,722
Northern States Power Co.	2.150%	8/15/22	1,575	1,597
Northern States Power Co.	2.600%	5/15/23	2,685	2,777
NSTAR Electric Co.	2.375%	10/15/22	1,800	1,828
NSTAR Electric Co.	3.250%	11/15/25	775	826
NSTAR Electric Co.	2.700%	6/1/26	1,775	1,822
Ohio Power Co.	5.375%	10/1/21	2,275	2,610
Oncor Electric Delivery Co. LLC	4.100%	6/1/22	2,750	3,042
Oncor Electric Delivery Co. LLC	7.000%	9/1/22	5,169	6,555
Oncor Electric Delivery Co. LLC	2.950%	4/1/25	2,350	2,457
Pacific Gas & Electric Co.	3.250%	9/15/21	1,000	1,061
Pacific Gas & Electric Co.	2.450%	8/15/22	3,881	3,940
Pacific Gas & Electric Co.	3.250%	6/15/23	4,225	4,505
Pacific Gas & Electric Co.	3.850%	11/15/23	3,313	3,654
Pacific Gas & Electric Co.	3.750%	2/15/24	4,506	4,967
Pacific Gas & Electric Co.	3.400%	8/15/24	2,475	2,664
Pacific Gas & Electric Co.	3.500%	6/15/25	2,775	3,020
Pacific Gas & Electric Co.	2.950%	3/1/26	6,500	6,779
PacifiCorp	2.950%	2/1/22	4,462	4,688
PacifiCorp	3.600%	4/1/24	2,650	2,894
PacifiCorp	3.350%	7/1/25	4,250	4,594
PECO Energy Co.	2.375%	9/15/22	1,829	1,865
PECO Energy Co.	3.150%	10/15/25	1,100	1,172
Potomac Electric Power Co.	3.600%	3/15/24	1,700	1,845
PPL Capital Funding Inc.	4.200%	6/15/22	4,360	4,755
PPL Capital Funding Inc.	3.500%	12/1/22	2,180	2,319
PPL Capital Funding Inc.	3.400%	6/1/23	3,119	3,286
PPL Capital Funding Inc.	3.950%	3/15/24	2,138	2,311
PPL Capital Funding Inc.	3.100%	5/15/26	5,650	5,750
PPL Electric Utilities Corp.	3.000%	9/15/21	2,650	2,804
Progress Energy Inc.	3.150%	4/1/22	1,150	1,207
PSEG Power LLC	4.150%	9/15/21	1,161	1,241
PSEG Power LLC	4.300%	11/15/23	1,325	1,432
Public Service Co. of Colorado	2.250%	9/15/22	3,085	3,145
Public Service Co. of Colorado	2.500%	3/15/23	800	821
Public Service Co. of Colorado	2.900%	5/15/25	2,565	2,698
Public Service Co. of New Hampshire	3.500%	11/1/23	2,550	2,747
Public Service Co. of New Mexico	3.850%	8/1/25	1,475	1,576
Public Service Electric & Gas Co.	2.375%	5/15/23	3,677	3,749
Public Service Electric & Gas Co.	3.150%	8/15/24	2,250	2,393
Public Service Electric & Gas Co.	3.050%	11/15/24	5,200	5,502
Public Service Electric & Gas Co.	3.000%	5/15/25	1,656	1,753
Puget Energy Inc.	6.000%	9/1/21	3,439	3,988
Puget Energy Inc.	5.625%	7/15/22	3,950	4,538
Puget Energy Inc.	3.650%	5/15/25	4,350	4,538
San Diego Gas & Electric Co.	3.600%	9/1/23	2,250	2,473
San Diego Gas & Electric Co.	2.500%	5/15/26	4,475	4,525
San Diego Gas & Electric Co.	6.000%	6/1/26	870	1,132
SCANA Corp.	4.125%	2/1/22	3,825	3,984
Scottish Power Ltd.	5.810%	3/15/25	1,760	2,052
Sierra Pacific Power Co.	3.375%	8/15/23	750	802
1 Sierra Pacific Power Co.	2.600%	5/1/26	4,400	4,464
2 Southern California Edison Co.	1.845%	2/1/22	2,180	2,183
Southern California Edison Co.	2.400%	2/1/22	850	875
Southern California Edison Co.	3.500%	10/1/23	4,556	4,967
Southern Co.	2.950%	7/1/23	10,325	10,663
Southern Co.	3.250%	7/1/26	12,000	12,502
Southern Power Co.	4.150%	12/1/25	3,475	3,763
Southwestern Electric Power Co.	3.550%	2/15/22	2,925	3,110
Southwestern Public Service Co.	3.300%	6/15/24	1,850	1,971
System Energy Resources Inc.	4.100%	4/1/23	4,350	4,591
Tampa Electric Co.	2.600%	9/15/22	2,586	2,649
TransAlta Corp.	4.500%	11/15/22	2,169	2,116
Tri-State Generation & Transmission Assn. Inc.	3.700%	11/1/24	1,100	1,170

62

Vanguard® Intermediate-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tucson Electric Power Co.	5.150%	11/15/21	675	755
Tucson Electric Power Co.	3.050%	3/15/25	1,650	1,665
Union Electric Co.	3.500%	4/15/24	3,550	3,833
Virginia Electric & Power Co.	2.950%	1/15/22	3,725	3,916
Virginia Electric & Power Co.	3.450%	9/1/22	1,965	2,105
Virginia Electric & Power Co.	2.750%	3/15/23	7,100	7,367
Virginia Electric & Power Co.	3.450%	2/15/24	1,515	1,646
Virginia Electric & Power Co.	3.100%	5/15/25	1,950	2,060
Virginia Electric & Power Co.	3.150%	1/15/26	3,185	3,376
WEC Energy Group Inc.	3.550%	6/15/25	2,480	2,672
Westar Energy Inc.	3.250%	12/1/25	1,950	2,073
Westar Energy Inc.	2.550%	7/1/26	2,725	2,734
Wisconsin Electric Power Co.	2.950%	9/15/21	2,345	2,473
Wisconsin Electric Power Co.	3.100%	6/1/25	700	740
Wisconsin Power & Light Co.	2.250%	11/15/22	875	887
Xcel Energy Inc.	3.300%	6/1/25	3,775	3,992
Natural Gas (0.4%)
NiSource Finance Corp.	6.125%	3/1/22	5,310	6,319
NiSource Finance Corp.	3.850%	2/15/23	1,000	1,076
ONE Gas Inc.	3.610%	2/1/24	1,500	1,615
Sempra Energy	2.875%	10/1/22	3,100	3,203
Sempra Energy	4.050%	12/1/23	5,400	5,955
Sempra Energy	3.550%	6/15/24	2,699	2,863
Sempra Energy	3.750%	11/15/25	2,325	2,511
Southern California Gas Co.	3.150%	9/15/24	2,025	2,180
Southern California Gas Co.	3.200%	6/15/25	1,000	1,069
Southern California Gas Co.	2.600%	6/15/26	6,400	6,533
Southern Co. Gas Capital Corp.	3.500%	9/15/21	3,200	3,372
Southern Co. Gas Capital Corp.	3.875%	11/15/25	975	1,051
Southern Co. Gas Capital Corp.	3.250%	6/15/26	1,875	1,932
Southwest Gas Corp.	3.875%	4/1/22	500	529
Other Utility (0.0%)
American Water Capital Corp.	3.850%	3/1/24	2,275	2,509
American Water Capital Corp.	3.400%	3/1/25	2,147	2,313

				598,932

Total Corporate Bonds (Cost $10,556,599)				11,004,130

Taxable Municipal Bonds (0.0%)
George Washington University District of Columbia GO	3.485%	9/15/22	1,450	1,554

Total Taxable Municipal Bonds (Cost $1,489)				1,554

			Shares

Temporary Cash Investment (0.7%)
Money Market Fund (0.7%)
3 Vanguard Market Liquidity Fund
(Cost $72,919)	0.612%		729,135	72,921

Total Investments (99.5%) (Cost $10,631,007)				11,078,605
Other Assets and Liabilities—Net (0.5%)[4]				56,660
Net Assets (100%)				11,135,265

1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2016, the aggregate value of these securities was $299,784,000, representing 2.7% of net assets.
2	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Cash of $700,000 has been segregated as initial margin for open futures contracts.

63

Vanguard® Intermediate-Term Corporate Bond Index Fund Schedule of Investments August 31, 2016 GO—General Obligation Bond.

REIT—Real Estate Investment Trust.

64

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (0.0%)
U.S. Government Securities (0.0%)
1 United States Treasury Note/Bond (Cost 969)	1.500%	8/15/26	975	968

Corporate Bonds (98.4%)
Finance (17.3%)
Banking (9.5%)
American Express Co.	4.050%	12/3/42	1,227	1,312
Bank of America Corp.	6.220%	9/15/26	400	474
Bank of America Corp.	4.250%	10/22/26	2,886	3,049
Bank of America Corp.	6.750%	6/1/28	575	729
Bank of America Corp.	6.110%	1/29/37	2,635	3,257
Bank of America Corp.	7.750%	5/14/38	2,253	3,325
Bank of America Corp.	5.875%	2/7/42	1,150	1,507
Bank of America Corp.	5.000%	1/21/44	3,230	3,873
Bank of America Corp.	4.875%	4/1/44	1,937	2,268
Bank of America Corp.	4.750%	4/21/45	700	766
Bank of America NA	6.000%	10/15/36	975	1,266
Bank One Capital III	8.750%	9/1/30	845	1,217
Bank One Corp.	7.625%	10/15/26	545	730
Bank One Corp.	8.000%	4/29/27	500	675
Barclays plc	5.250%	8/17/45	1,560	1,800
Branch Banking & Trust Co.	3.800%	10/30/26	748	815
Citigroup Inc.	4.400%	6/10/25	750	792
Citigroup Inc.	4.600%	3/9/26	50	54
Citigroup Inc.	4.300%	11/20/26	1,098	1,148
Citigroup Inc.	4.450%	9/29/27	3,900	4,110
Citigroup Inc.	6.625%	1/15/28	200	252
Citigroup Inc.	4.125%	7/25/28	1,000	1,016
Citigroup Inc.	6.625%	6/15/32	1,320	1,646
Citigroup Inc.	6.000%	10/31/33	1,410	1,679
Citigroup Inc.	6.125%	8/25/36	798	976
Citigroup Inc.	8.125%	7/15/39	2,227	3,512
Citigroup Inc.	5.875%	1/30/42	1,475	1,899
Citigroup Inc.	6.675%	9/13/43	1,160	1,545
Citigroup Inc.	4.950%	11/7/43	661	770
Citigroup Inc.	5.300%	5/6/44	1,900	2,162
Citigroup Inc.	4.650%	7/30/45	1,300	1,475
Citigroup Inc.	4.750%	5/18/46	600	632
Cooperatieve Rabobank UA	5.250%	5/24/41	2,405	3,110
Cooperatieve Rabobank UA	5.750%	12/1/43	1,600	1,984
Cooperatieve Rabobank UA	5.250%	8/4/45	844	983
Credit Suisse Group Funding Guernsey Ltd.	4.875%	5/15/45	2,520	2,730
Credit Suisse USA Inc.	7.125%	7/15/32	775	1,058
Fifth Third Bancorp	8.250%	3/1/38	1,207	1,815
First Republic Bank	4.375%	8/1/46	200	200
FirstMerit Bank NA	4.270%	11/25/26	450	469
Goldman Sachs Capital I	6.345%	2/15/34	1,530	1,865
Goldman Sachs Group Inc.	5.950%	1/15/27	1,015	1,203
Goldman Sachs Group Inc.	6.125%	2/15/33	3,469	4,384
Goldman Sachs Group Inc.	6.450%	5/1/36	1,695	2,100
Goldman Sachs Group Inc.	6.750%	10/1/37	5,892	7,560
Goldman Sachs Group Inc.	6.250%	2/1/41	3,805	5,023
Goldman Sachs Group Inc.	4.800%	7/8/44	2,117	2,415
Goldman Sachs Group Inc.	5.150%	5/22/45	3,190	3,489
Goldman Sachs Group Inc.	4.750%	10/21/45	2,573	2,936
HSBC Bank USA NA	5.875%	11/1/34	950	1,175
HSBC Bank USA NA	5.625%	8/15/35	560	669
HSBC Bank USA NA	7.000%	1/15/39	1,175	1,600
HSBC Holdings plc	7.625%	5/17/32	595	791
HSBC Holdings plc	6.500%	5/2/36	2,750	3,525
HSBC Holdings plc	6.500%	9/15/37	3,490	4,515
HSBC Holdings plc	6.800%	6/1/38	1,580	2,112

65

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
HSBC Holdings plc	6.100%	1/14/42	990	1,348
HSBC Holdings plc	5.250%	3/14/44	2,210	2,515
JPMorgan Chase & Co.	2.950%	10/1/26	2,100	2,107
JPMorgan Chase & Co.	4.125%	12/15/26	1,752	1,874
JPMorgan Chase & Co.	4.250%	10/1/27	2,740	2,972
JPMorgan Chase & Co.	6.400%	5/15/38	2,920	4,077
JPMorgan Chase & Co.	5.500%	10/15/40	2,315	2,962
JPMorgan Chase & Co.	5.600%	7/15/41	1,685	2,170
JPMorgan Chase & Co.	5.400%	1/6/42	2,105	2,657
JPMorgan Chase & Co.	5.625%	8/16/43	1,475	1,834
JPMorgan Chase & Co.	4.850%	2/1/44	1,290	1,577
JPMorgan Chase & Co.	4.950%	6/1/45	2,481	2,844
KeyBank NA	6.950%	2/1/28	361	470
2 Lloyds Banking Group plc	5.300%	12/1/45	950	1,035
Morgan Stanley	4.350%	9/8/26	2,906	3,103
Morgan Stanley	3.950%	4/23/27	2,845	2,940
Morgan Stanley	7.250%	4/1/32	1,234	1,718
Morgan Stanley	6.375%	7/24/42	2,911	3,995
Morgan Stanley	4.300%	1/27/45	3,200	3,458
Regions Bank	6.450%	6/26/37	597	732
Regions Financial Corp.	7.375%	12/10/37	250	325
Santander UK plc	7.950%	10/26/29	790	991
Wachovia Bank NA	5.850%	2/1/37	1,095	1,399
Wachovia Corp.	7.500%	4/15/35	445	624
Wachovia Corp.	5.500%	8/1/35	609	725
Wachovia Corp.	6.550%	10/15/35	25	32
Wells Fargo & Co.	4.300%	7/22/27	3,265	3,590
Wells Fargo & Co.	5.375%	2/7/35	860	1,065
Wells Fargo & Co.	5.375%	11/2/43	2,354	2,816
Wells Fargo & Co.	5.606%	1/15/44	3,067	3,827
Wells Fargo & Co.	4.650%	11/4/44	2,056	2,243
Wells Fargo & Co.	3.900%	5/1/45	2,750	2,886
Wells Fargo & Co.	4.900%	11/17/45	2,637	3,013
Wells Fargo & Co.	4.400%	6/14/46	2,850	3,021
Wells Fargo Bank NA	5.950%	8/26/36	1,175	1,509
Wells Fargo Bank NA	6.600%	1/15/38	1,525	2,126
3 Wells Fargo Capital X	5.950%	12/1/86	1,150	1,265
Brokerage (0.3%)
Brookfield Asset Management Inc.	7.375%	3/1/33	235	287
CME Group Inc.	5.300%	9/15/43	945	1,244
Invesco Finance plc	5.375%	11/30/43	740	892
Jefferies Group LLC	6.450%	6/8/27	599	661
Jefferies Group LLC	6.250%	1/15/36	535	569
Jefferies Group LLC	6.500%	1/20/43	425	441
Legg Mason Inc.	5.625%	1/15/44	695	728
Leucadia National Corp.	6.625%	10/23/43	285	285
Raymond James Financial Inc.	3.625%	9/15/26	500	512
Raymond James Financial Inc.	4.950%	7/15/46	275	282
Finance Companies (0.8%)
GATX Corp.	5.200%	3/15/44	190	204
GATX Corp.	4.500%	3/30/45	435	416
GE Capital International Funding Co.	4.418%	11/15/35	13,857	15,861
Insurance (6.0%)
ACE Capital Trust II	9.700%	4/1/30	340	516
Aetna Inc.	4.250%	6/15/36	1,975	2,059
Aetna Inc.	6.625%	6/15/36	830	1,135
Aetna Inc.	6.750%	12/15/37	940	1,312
Aetna Inc.	4.500%	5/15/42	689	763
Aetna Inc.	4.125%	11/15/42	550	576
Aetna Inc.	4.750%	3/15/44	425	487
Aetna Inc.	4.375%	6/15/46	2,975	3,101
Aflac Inc.	6.900%	12/17/39	495	706
Aflac Inc.	6.450%	8/15/40	500	684

66

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Alleghany Corp.	4.900%	9/15/44	304	320
Allstate Corp.	5.350%	6/1/33	315	396
Allstate Corp.	5.550%	5/9/35	590	766
Allstate Corp.	5.950%	4/1/36	510	696
Allstate Corp.	4.500%	6/15/43	555	658
3 Allstate Corp.	6.500%	5/15/67	650	746
American International Group Inc.	3.875%	1/15/35	1,480	1,468
American International Group Inc.	4.700%	7/10/35	661	710
American International Group Inc.	6.250%	5/1/36	1,138	1,415
American International Group Inc.	4.500%	7/16/44	2,289	2,368
American International Group Inc.	4.800%	7/10/45	765	823
American International Group Inc.	4.375%	1/15/55	1,475	1,445
3 American International Group Inc.	8.175%	5/15/68	475	621
Anthem Inc.	5.950%	12/15/34	466	570
Anthem Inc.	5.850%	1/15/36	895	1,120
Anthem Inc.	6.375%	6/15/37	740	982
Anthem Inc.	4.625%	5/15/42	1,190	1,317
Anthem Inc.	4.650%	1/15/43	1,150	1,284
Anthem Inc.	5.100%	1/15/44	625	737
Anthem Inc.	4.650%	8/15/44	900	1,003
Anthem Inc.	4.850%	8/15/54	375	414
Aon Corp.	8.205%	1/1/27	725	960
Aon Corp.	6.250%	9/30/40	285	368
Aon plc	4.450%	5/24/43	350	356
Aon plc	4.600%	6/14/44	650	692
Aon plc	4.750%	5/15/45	850	938
Arch Capital Group Ltd.	7.350%	5/1/34	375	512
Arch Capital Group US Inc.	5.144%	11/1/43	545	605
Assurant Inc.	6.750%	2/15/34	500	634
AXA SA	8.600%	12/15/30	1,610	2,251
AXIS Specialty Finance plc	5.150%	4/1/45	525	572
Berkshire Hathaway Finance Corp.	5.750%	1/15/40	1,169	1,585
Berkshire Hathaway Finance Corp.	4.400%	5/15/42	840	973
Berkshire Hathaway Finance Corp.	4.300%	5/15/43	670	767
Berkshire Hathaway Inc.	4.500%	2/11/43	1,330	1,574
Chubb Corp.	6.000%	5/11/37	775	1,066
Chubb Corp.	6.500%	5/15/38	805	1,180
Chubb INA Holdings Inc.	6.700%	5/15/36	550	801
Chubb INA Holdings Inc.	4.150%	3/13/43	968	1,097
Chubb INA Holdings Inc.	4.350%	11/3/45	1,775	2,094
Cigna Corp.	7.875%	5/15/27	415	581
Cigna Corp.	6.150%	11/15/36	530	679
Cigna Corp.	5.875%	3/15/41	300	380
Cigna Corp.	5.375%	2/15/42	875	1,073
Cincinnati Financial Corp.	6.920%	5/15/28	425	553
Cincinnati Financial Corp.	6.125%	11/1/34	394	485
Endurance Specialty Holdings Ltd.	7.000%	7/15/34	320	385
Everest Reinsurance Holdings Inc.	4.868%	6/1/44	415	437
Hartford Financial Services Group Inc.	5.950%	10/15/36	865	1,040
Hartford Financial Services Group Inc.	6.625%	3/30/40	450	584
Hartford Financial Services Group Inc.	6.100%	10/1/41	505	622
Humana Inc.	8.150%	6/15/38	280	413
Humana Inc.	4.625%	12/1/42	455	488
Humana Inc.	4.950%	10/1/44	880	993
Lincoln National Corp.	6.150%	4/7/36	575	685
Lincoln National Corp.	6.300%	10/9/37	150	182
Lincoln National Corp.	7.000%	6/15/40	835	1,087
Loews Corp.	6.000%	2/1/35	465	593
Loews Corp.	4.125%	5/15/43	485	512
Manulife Financial Corp.	5.375%	3/4/46	1,350	1,650
Markel Corp.	5.000%	3/30/43	250	271
Markel Corp.	5.000%	4/5/46	650	716
Marsh & McLennan Cos. Inc.	5.875%	8/1/33	290	369
MetLife Inc.	6.500%	12/15/32	600	786

67

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
MetLife Inc.	6.375%	6/15/34	1,140	1,484
MetLife Inc.	5.700%	6/15/35	1,415	1,735
MetLife Inc.	5.875%	2/6/41	1,241	1,566
MetLife Inc.	4.125%	8/13/42	860	871
MetLife Inc.	4.875%	11/13/43	1,080	1,215
MetLife Inc.	4.721%	12/15/44	480	525
MetLife Inc.	4.050%	3/1/45	995	992
MetLife Inc.	4.600%	5/13/46	1,170	1,273
3 MetLife Inc.	6.400%	12/15/66	1,640	1,843
3 MetLife Inc.	10.750%	8/1/69	510	819
Munich Re America Corp.	7.450%	12/15/26	350	466
3 Nationwide Financial Services Inc.	6.750%	5/15/87	415	436
Principal Financial Group Inc.	6.050%	10/15/36	740	930
Principal Financial Group Inc.	4.625%	9/15/42	300	324
Principal Financial Group Inc.	4.350%	5/15/43	320	331
Progressive Corp.	2.450%	1/15/27	1,100	1,093
Progressive Corp.	6.625%	3/1/29	338	444
Progressive Corp.	6.250%	12/1/32	590	794
Progressive Corp.	4.350%	4/25/44	700	822
Protective Life Corp.	8.450%	10/15/39	310	443
Prudential Financial Inc.	5.750%	7/15/33	525	629
Prudential Financial Inc.	5.400%	6/13/35	320	368
Prudential Financial Inc.	5.900%	3/17/36	370	457
Prudential Financial Inc.	5.700%	12/14/36	1,050	1,282
Prudential Financial Inc.	6.625%	12/1/37	928	1,216
Prudential Financial Inc.	6.625%	6/21/40	545	719
Prudential Financial Inc.	6.200%	11/15/40	900	1,134
Prudential Financial Inc.	5.625%	5/12/41	768	930
Prudential Financial Inc.	5.100%	8/15/43	380	430
Prudential Financial Inc.	4.600%	5/15/44	975	1,064
Reinsurance Group of America Inc.	3.950%	9/15/26	525	543
Transatlantic Holdings Inc.	8.000%	11/30/39	671	937
Travelers Cos. Inc.	6.750%	6/20/36	555	808
Travelers Cos. Inc.	6.250%	6/15/37	860	1,201
Travelers Cos. Inc.	5.350%	11/1/40	863	1,132
Travelers Cos. Inc.	4.600%	8/1/43	528	641
Travelers Cos. Inc.	4.300%	8/25/45	475	555
Travelers Cos. Inc.	3.750%	5/15/46	625	673
Travelers Property Casualty Corp.	6.375%	3/15/33	500	688
Trinity Acquisition plc	6.125%	8/15/43	310	352
UnitedHealth Group Inc.	4.625%	7/15/35	1,100	1,306
UnitedHealth Group Inc.	5.800%	3/15/36	1,035	1,390
UnitedHealth Group Inc.	6.500%	6/15/37	690	986
UnitedHealth Group Inc.	6.625%	11/15/37	1,175	1,702
UnitedHealth Group Inc.	6.875%	2/15/38	1,410	2,094
UnitedHealth Group Inc.	5.700%	10/15/40	160	213
UnitedHealth Group Inc.	5.950%	2/15/41	635	879
UnitedHealth Group Inc.	4.625%	11/15/41	663	784
UnitedHealth Group Inc.	4.375%	3/15/42	573	659
UnitedHealth Group Inc.	3.950%	10/15/42	625	680
UnitedHealth Group Inc.	4.250%	3/15/43	775	877
UnitedHealth Group Inc.	4.750%	7/15/45	2,400	2,974
Unum Group	5.750%	8/15/42	525	600
Validus Holdings Ltd.	8.875%	1/26/40	235	333
Voya Financial Inc.	5.700%	7/15/43	403	460
Voya Financial Inc.	4.800%	6/15/46	500	507
WR Berkley Corp.	6.250%	2/15/37	100	125
WR Berkley Corp.	4.750%	8/1/44	950	1,024
XLIT Ltd.	6.250%	5/15/27	205	246
XLIT Ltd.	5.250%	12/15/43	400	431
XLIT Ltd.	5.500%	3/31/45	665	665
Real Estate Investment Trusts (0.7%)
Alexandria Real Estate Equities Inc.	3.950%	1/15/27	400	421

68

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	290	310
Boston Properties LP	2.750%	10/1/26	1,000	990
Brandywine Operating Partnership LP	4.550%	10/1/29	500	519
ERP Operating LP	4.500%	7/1/44	925	1,042
ERP Operating LP	4.500%	6/1/45	725	820
Federal Realty Investment Trust	4.500%	12/1/44	700	810
Federal Realty Investment Trust	3.625%	8/1/46	150	150
HCP Inc.	6.750%	2/1/41	319	403
Kilroy Realty LP	4.250%	8/15/29	375	398
Kimco Realty Corp.	2.800%	10/1/26	500	498
Kimco Realty Corp.	4.250%	4/1/45	450	480
Omega Healthcare Investors Inc.	4.500%	4/1/27	855	857
Realty Income Corp.	4.125%	10/15/26	275	298
Realty Income Corp.	5.875%	3/15/35	285	356
Simon Property Group LP	6.750%	2/1/40	770	1,153
Simon Property Group LP	4.750%	3/15/42	710	863
Simon Property Group LP	4.250%	10/1/44	400	456
2 Spirit Realty LP	4.450%	9/15/26	300	299
Tanger Properties LP	3.125%	9/1/26	275	274
UDR Inc.	2.950%	9/1/26	300	301
Ventas Realty LP	5.700%	9/30/43	382	472
Ventas Realty LP	4.375%	2/1/45	388	402
Welltower Inc.	6.500%	3/15/41	479	629
Welltower Inc.	5.125%	3/15/43	395	444
				341,201
Industrial (68.1%)
Basic Industry (4.5%)
Agrium Inc.	4.125%	3/15/35	500	493
Agrium Inc.	7.125%	5/23/36	380	500
Agrium Inc.	6.125%	1/15/41	733	886
Agrium Inc.	4.900%	6/1/43	915	965
Agrium Inc.	5.250%	1/15/45	1,100	1,227
Albemarle Corp.	5.450%	12/1/44	400	473
Barrick Gold Corp.	5.250%	4/1/42	1,135	1,239
Barrick North America Finance LLC	7.500%	9/15/38	290	360
Barrick North America Finance LLC	5.700%	5/30/41	1,050	1,216
Barrick North America Finance LLC	5.750%	5/1/43	950	1,118
Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	1,145	1,328
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	980	1,030
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	2,905	3,451
CF Industries Inc.	5.150%	3/15/34	1,741	1,717
CF Industries Inc.	4.950%	6/1/43	800	741
CF Industries Inc.	5.375%	3/15/44	910	890
Domtar Corp.	6.250%	9/1/42	425	459
Domtar Corp.	6.750%	2/15/44	175	197
Dow Chemical Co.	7.375%	11/1/29	1,435	1,960
Dow Chemical Co.	4.250%	10/1/34	721	750
Dow Chemical Co.	9.400%	5/15/39	820	1,341
Dow Chemical Co.	5.250%	11/15/41	1,430	1,637
Dow Chemical Co.	4.375%	11/15/42	1,625	1,683
Dow Chemical Co.	4.625%	10/1/44	650	698
Eastman Chemical Co.	4.800%	9/1/42	500	513
Eastman Chemical Co.	4.650%	10/15/44	1,065	1,092
Ecolab Inc.	5.500%	12/8/41	839	1,061
EI du Pont de Nemours & Co.	6.500%	1/15/28	150	192
EI du Pont de Nemours & Co.	4.900%	1/15/41	1,560	1,795
EI du Pont de Nemours & Co.	4.150%	2/15/43	470	494
Georgia-Pacific LLC	7.250%	6/1/28	446	610
Georgia-Pacific LLC	7.750%	11/15/29	300	435
Georgia-Pacific LLC	8.875%	5/15/31	665	1,058
Glencore Canada Corp.	6.200%	6/15/35	300	306
Goldcorp Inc.	5.450%	6/9/44	570	618
International Paper Co.	3.000%	2/15/27	500	497

69

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
International Paper Co.	5.000%	9/15/35	1,063	1,187
International Paper Co.	8.700%	6/15/38	250	375
International Paper Co.	7.300%	11/15/39	1,118	1,512
International Paper Co.	6.000%	11/15/41	425	506
International Paper Co.	4.800%	6/15/44	785	834
International Paper Co.	5.150%	5/15/46	850	950
International Paper Co.	4.400%	8/15/47	1,700	1,723
Lubrizol Corp.	6.500%	10/1/34	315	429
LYB International Finance BV	5.250%	7/15/43	875	981
LYB International Finance BV	4.875%	3/15/44	1,150	1,256
LyondellBasell Industries NV	4.625%	2/26/55	1,487	1,488
Meadwestvaco Corp.	7.950%	2/15/31	350	471
Methanex Corp.	5.650%	12/1/44	300	263
Monsanto Co.	4.200%	7/15/34	830	864
Monsanto Co.	5.875%	4/15/38	305	366
Monsanto Co.	3.600%	7/15/42	665	603
Monsanto Co.	4.400%	7/15/44	920	958
Monsanto Co.	3.950%	4/15/45	425	412
Monsanto Co.	4.700%	7/15/64	1,120	1,078
Mosaic Co.	5.450%	11/15/33	500	548
Mosaic Co.	4.875%	11/15/41	345	342
Mosaic Co.	5.625%	11/15/43	725	794
Newmont Mining Corp.	5.875%	4/1/35	761	863
Newmont Mining Corp.	6.250%	10/1/39	853	1,000
Newmont Mining Corp.	4.875%	3/15/42	1,753	1,868
Nucor Corp.	6.400%	12/1/37	705	894
Nucor Corp.	5.200%	8/1/43	795	918
Placer Dome Inc.	6.450%	10/15/35	334	382
Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	860	1,039
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	235	286
PPG Industries Inc.	5.500%	11/15/40	545	684
Praxair Inc.	3.550%	11/7/42	525	559
Reliance Steel & Aluminum Co.	6.850%	11/15/36	285	313
Rio Tinto Alcan Inc.	7.250%	3/15/31	855	1,063
Rio Tinto Alcan Inc.	6.125%	12/15/33	794	933
Rio Tinto Alcan Inc.	5.750%	6/1/35	535	604
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	665	868
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	1,370	1,599
Rio Tinto Finance USA plc	4.750%	3/22/42	640	708
Rio Tinto Finance USA plc	4.125%	8/21/42	475	490
Rohm & Haas Co.	7.850%	7/15/29	760	1,060
RPM International Inc.	5.250%	6/1/45	450	480
Sherwin-Williams Co.	4.000%	12/15/42	216	217
Sherwin-Williams Co.	4.550%	8/1/45	550	604
Southern Copper Corp.	7.500%	7/27/35	1,545	1,837
Southern Copper Corp.	6.750%	4/16/40	1,240	1,375
Southern Copper Corp.	5.250%	11/8/42	350	336
Southern Copper Corp.	5.875%	4/23/45	2,625	2,674
Syngenta Finance NV	4.375%	3/28/42	225	226
Vale Canada Ltd.	7.200%	9/15/32	560	546
Vale Overseas Ltd.	8.250%	1/17/34	295	327
Vale Overseas Ltd.	6.875%	11/21/36	2,985	2,951
Vale Overseas Ltd.	6.875%	11/10/39	2,050	2,029
Vale SA	5.625%	9/11/42	2,460	2,109
2 Westlake Chemical Corp.	5.000%	8/15/46	850	873
Westrock MWV LLC	8.200%	1/15/30	500	688
Weyerhaeuser Co.	6.950%	10/1/27	405	509
Weyerhaeuser Co.	7.375%	3/15/32	1,270	1,726
Weyerhaeuser Co.	6.875%	12/15/33	475	599
Capital Goods (5.1%)
3M Co.	6.375%	2/15/28	305	421
3M Co.	5.700%	3/15/37	905	1,250
3M Co.	3.875%	6/15/44	152	174

70

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ABB Finance USA Inc.	4.375%	5/8/42	750	869
Boeing Co.	6.125%	2/15/33	875	1,197
Boeing Co.	3.300%	3/1/35	670	695
Boeing Co.	6.875%	3/15/39	395	601
Boeing Co.	5.875%	2/15/40	500	695
Boeing Co.	3.500%	3/1/45	100	105
Boeing Co.	3.375%	6/15/46	825	841
Caterpillar Inc.	5.300%	9/15/35	350	432
Caterpillar Inc.	6.050%	8/15/36	990	1,323
Caterpillar Inc.	5.200%	5/27/41	550	689
Caterpillar Inc.	3.803%	8/15/42	2,255	2,359
Caterpillar Inc.	4.300%	5/15/44	500	564
Caterpillar Inc.	4.750%	5/15/64	850	988
Deere & Co.	5.375%	10/16/29	1,071	1,372
Deere & Co.	8.100%	5/15/30	604	920
Deere & Co.	7.125%	3/3/31	300	429
Deere & Co.	3.900%	6/9/42	870	968
Dover Corp.	6.600%	3/15/38	425	620
Dover Corp.	5.375%	3/1/41	600	776
Eaton Corp.	4.000%	11/2/32	1,250	1,349
Eaton Corp.	4.150%	11/2/42	700	772
Emerson Electric Co.	6.000%	8/15/32	160	211
Emerson Electric Co.	6.125%	4/15/39	420	596
Emerson Electric Co.	5.250%	11/15/39	345	441
2 Fortive Corp.	4.300%	6/15/46	650	722
General Dynamics Corp.	3.600%	11/15/42	411	443
General Electric Capital Corp.	6.750%	3/15/32	3,286	4,701
General Electric Capital Corp.	6.150%	8/7/37	1,785	2,493
General Electric Capital Corp.	5.875%	1/14/38	3,934	5,362
General Electric Capital Corp.	6.875%	1/10/39	2,210	3,384
General Electric Co.	4.125%	10/9/42	2,525	2,849
General Electric Co.	4.500%	3/11/44	2,930	3,467
Harris Corp.	4.854%	4/27/35	675	757
Harris Corp.	6.150%	12/15/40	325	417
Harris Corp.	5.054%	4/27/45	385	450
Honeywell International Inc.	5.700%	3/15/36	700	933
Honeywell International Inc.	5.700%	3/15/37	580	784
Honeywell International Inc.	5.375%	3/1/41	780	1,049
Illinois Tool Works Inc.	4.875%	9/15/41	714	900
Illinois Tool Works Inc.	3.900%	9/1/42	1,632	1,823
Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	635	795
Ingersoll-Rand Luxembourg Finance SA	4.650%	11/1/44	365	405
Lafarge SA	7.125%	7/15/36	650	817
Lockheed Martin Corp.	3.600%	3/1/35	500	518
Lockheed Martin Corp.	4.500%	5/15/36	700	816
Lockheed Martin Corp.	6.150%	9/1/36	565	771
Lockheed Martin Corp.	5.500%	11/15/39	275	350
Lockheed Martin Corp.	5.720%	6/1/40	579	757
Lockheed Martin Corp.	4.850%	9/15/41	1,230	1,468
Lockheed Martin Corp.	4.070%	12/15/42	1,965	2,131
Lockheed Martin Corp.	3.800%	3/1/45	1,130	1,174
Lockheed Martin Corp.	4.700%	5/15/46	2,300	2,754
Northrop Grumman Corp.	5.050%	11/15/40	690	843
Northrop Grumman Corp.	4.750%	6/1/43	880	1,070
Northrop Grumman Corp.	3.850%	4/15/45	650	694
Northrop Grumman Systems Corp.	7.750%	2/15/31	510	762
Owens Corning	7.000%	12/1/36	1,120	1,435
Parker-Hannifin Corp.	4.200%	11/21/34	669	759
Parker-Hannifin Corp.	6.250%	5/15/38	490	705
Parker-Hannifin Corp.	4.450%	11/21/44	485	584
Precision Castparts Corp.	4.200%	6/15/35	775	888
Precision Castparts Corp.	3.900%	1/15/43	225	251
Precision Castparts Corp.	4.375%	6/15/45	400	480
Raytheon Co.	7.200%	8/15/27	455	643

71

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Raytheon Co.	4.875%	10/15/40	600	745
Raytheon Co.	4.700%	12/15/41	580	714
Raytheon Co.	4.200%	12/15/44	545	638
Republic Services Inc.	6.200%	3/1/40	500	686
Republic Services Inc.	5.700%	5/15/41	420	549
Rockwell Automation Inc.	6.700%	1/15/28	285	385
Rockwell Automation Inc.	6.250%	12/1/37	419	584
Rockwell Collins Inc.	4.800%	12/15/43	400	486
Sonoco Products Co.	5.750%	11/1/40	695	846
Stanley Black & Decker Inc.	5.200%	9/1/40	440	539
Tyco International Finance SA	5.125%	9/14/45	900	1,072
United Technologies Corp.	6.700%	8/1/28	400	542
United Technologies Corp.	7.500%	9/15/29	705	1,042
United Technologies Corp.	5.400%	5/1/35	1,353	1,698
United Technologies Corp.	6.050%	6/1/36	600	820
United Technologies Corp.	6.125%	7/15/38	940	1,304
United Technologies Corp.	5.700%	4/15/40	1,579	2,146
United Technologies Corp.	4.500%	6/1/42	4,030	4,777
United Technologies Corp.	4.150%	5/15/45	769	874
Valmont Industries Inc.	5.000%	10/1/44	180	177
Valmont Industries Inc.	5.250%	10/1/54	365	345
Waste Management Inc.	7.000%	7/15/28	557	765
Waste Management Inc.	3.900%	3/1/35	775	840
Waste Management Inc.	6.125%	11/30/39	350	490
Waste Management Inc.	4.100%	3/1/45	695	790
WW Grainger Inc.	4.600%	6/15/45	1,140	1,361
WW Grainger Inc.	3.750%	5/15/46	525	549
Communication (14.2%)
21st Century Fox America Inc.	6.550%	3/15/33	485	631
21st Century Fox America Inc.	6.200%	12/15/34	685	873
21st Century Fox America Inc.	6.400%	12/15/35	1,965	2,566
21st Century Fox America Inc.	8.150%	10/17/36	428	630
21st Century Fox America Inc.	6.150%	3/1/37	550	704
21st Century Fox America Inc.	6.650%	11/15/37	1,665	2,236
21st Century Fox America Inc.	7.850%	3/1/39	250	369
21st Century Fox America Inc.	6.900%	8/15/39	1,035	1,417
21st Century Fox America Inc.	6.150%	2/15/41	2,163	2,803
21st Century Fox America Inc.	5.400%	10/1/43	1,380	1,676
21st Century Fox America Inc.	4.750%	9/15/44	575	648
21st Century Fox America Inc.	4.950%	10/15/45	200	235
21st Century Fox America Inc.	7.750%	12/1/45	905	1,368
America Movil SAB de CV	6.375%	3/1/35	930	1,195
America Movil SAB de CV	6.125%	11/15/37	1,250	1,562
America Movil SAB de CV	6.125%	3/30/40	2,535	3,206
America Movil SAB de CV	4.375%	7/16/42	1,100	1,160
American Tower Corp.	3.375%	10/15/26	1,100	1,124
Ameritech Capital Funding Corp.	6.550%	1/15/28	385	446
AT&T Corp.	8.250%	11/15/31	880	1,291
AT&T Inc.	6.150%	9/15/34	1,342	1,657
AT&T Inc.	4.500%	5/15/35	3,955	4,186
AT&T Inc.	6.500%	9/1/37	1,187	1,547
AT&T Inc.	6.300%	1/15/38	2,835	3,607
AT&T Inc.	6.400%	5/15/38	660	852
AT&T Inc.	6.550%	2/15/39	1,375	1,798
AT&T Inc.	6.350%	3/15/40	500	638
AT&T Inc.	6.000%	8/15/40	843	1,027
AT&T Inc.	5.350%	9/1/40	4,014	4,594
AT&T Inc.	6.375%	3/1/41	1,900	2,392
AT&T Inc.	5.550%	8/15/41	2,456	2,905
AT&T Inc.	5.150%	3/15/42	1,734	1,940
AT&T Inc.	4.300%	12/15/42	2,663	2,666
AT&T Inc.	4.800%	6/15/44	2,165	2,306
AT&T Inc.	4.350%	6/15/45	3,926	3,925

72

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AT&T Inc.	4.750%	5/15/46	4,731	5,052
AT&T Mobility LLC	7.125%	12/15/31	422	570
Bellsouth Capital Funding Corp.	7.875%	2/15/30	598	829
Bellsouth Capital Funding Corp.	7.120%	7/15/97	200	266
BellSouth LLC	6.875%	10/15/31	223	283
BellSouth LLC	6.550%	6/15/34	520	621
BellSouth LLC	6.000%	11/15/34	525	597
BellSouth Telecommunications LLC	6.375%	6/1/28	422	509
British Telecommunications plc	9.375%	12/15/30	3,052	4,983
CBS Corp.	2.900%	1/15/27	950	924
CBS Corp.	7.875%	7/30/30	446	635
CBS Corp.	5.500%	5/15/33	715	803
CBS Corp.	5.900%	10/15/40	425	518
CBS Corp.	4.850%	7/1/42	695	743
CBS Corp.	4.900%	8/15/44	750	816
2 Charter Communications Operating LLC / Charter
Communications Operating Capital	6.384%	10/23/35	2,125	2,546
2 Charter Communications Operating LLC / Charter
Communications Operating Capital	6.484%	10/23/45	4,675	5,749
2 Charter Communications Operating LLC / Charter
Communications Operating Capital	6.834%	10/23/55	500	625
Comcast Corp.	4.250%	1/15/33	1,910	2,143
Comcast Corp.	7.050%	3/15/33	1,235	1,770
Comcast Corp.	4.200%	8/15/34	1,850	2,066
Comcast Corp.	5.650%	6/15/35	1,535	1,996
Comcast Corp.	4.400%	8/15/35	865	991
Comcast Corp.	6.500%	11/15/35	560	787
Comcast Corp.	3.200%	7/15/36	1,000	997
Comcast Corp.	6.450%	3/15/37	1,805	2,530
Comcast Corp.	6.950%	8/15/37	2,025	2,993
Comcast Corp.	6.400%	5/15/38	955	1,341
Comcast Corp.	6.550%	7/1/39	250	358
Comcast Corp.	6.400%	3/1/40	1,618	2,306
Comcast Corp.	4.650%	7/15/42	1,990	2,324
Comcast Corp.	4.500%	1/15/43	1,125	1,294
Comcast Corp.	4.750%	3/1/44	1,830	2,184
Comcast Corp.	4.600%	8/15/45	2,125	2,492
Comcast Corp.	3.400%	7/15/46	2,700	2,654
Deutsche Telekom International Finance BV	8.750%	6/15/30	3,764	5,880
Deutsche Telekom International Finance BV	9.250%	6/1/32	838	1,387
Discovery Communications LLC	6.350%	6/1/40	1,210	1,279
Discovery Communications LLC	4.950%	5/15/42	525	494
Discovery Communications LLC	4.875%	4/1/43	625	589
Grupo Televisa SAB	8.500%	3/11/32	390	526
Grupo Televisa SAB	6.625%	1/15/40	550	674
Grupo Televisa SAB	5.000%	5/13/45	1,150	1,196
Grupo Televisa SAB	6.125%	1/31/46	1,175	1,412
GTE Corp.	6.940%	4/15/28	810	1,060
Historic TW Inc.	6.625%	5/15/29	1,110	1,462
Koninklijke KPN NV	8.375%	10/1/30	1,015	1,412
Moody's Corp.	5.250%	7/15/44	800	996
NBCUniversal Media LLC	6.400%	4/30/40	1,275	1,819
NBCUniversal Media LLC	5.950%	4/1/41	1,870	2,552
NBCUniversal Media LLC	4.450%	1/15/43	925	1,051
New Cingular Wireless Services Inc.	8.750%	3/1/31	970	1,497
Orange SA	9.000%	3/1/31	3,070	4,923
Orange SA	5.375%	1/13/42	1,605	1,986
Orange SA	5.500%	2/6/44	235	301
Qwest Corp.	6.875%	9/15/33	1,915	1,925
Qwest Corp.	7.125%	11/15/43	500	510
Rogers Communications Inc.	7.500%	8/15/38	325	464
Rogers Communications Inc.	4.500%	3/15/43	900	995
Rogers Communications Inc.	5.450%	10/1/43	775	958
Rogers Communications Inc.	5.000%	3/15/44	1,151	1,376

73

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
S&P Global Inc.	6.550%	11/15/37	788	1,007
TCI Communications Inc.	7.125%	2/15/28	545	771
Telefonica Emisiones SAU	7.045%	6/20/36	2,705	3,625
Telefonica Europe BV	8.250%	9/15/30	1,412	2,068
Thomson Reuters Corp.	5.500%	8/15/35	300	343
Thomson Reuters Corp.	5.850%	4/15/40	505	612
Thomson Reuters Corp.	4.500%	5/23/43	350	374
Thomson Reuters Corp.	5.650%	11/23/43	525	640
Time Warner Cable Inc.	6.550%	5/1/37	2,195	2,645
Time Warner Cable Inc.	7.300%	7/1/38	1,785	2,303
Time Warner Cable Inc.	6.750%	6/15/39	1,720	2,118
Time Warner Cable Inc.	5.875%	11/15/40	1,508	1,685
Time Warner Cable Inc.	5.500%	9/1/41	1,423	1,545
Time Warner Cable Inc.	4.500%	9/15/42	1,475	1,429
Time Warner Cos. Inc.	6.950%	1/15/28	688	903
Time Warner Entertainment Co. LP	8.375%	7/15/33	1,150	1,564
Time Warner Inc.	7.625%	4/15/31	1,896	2,677
Time Warner Inc.	7.700%	5/1/32	2,405	3,439
Time Warner Inc.	6.500%	11/15/36	1,515	1,973
Time Warner Inc.	6.200%	3/15/40	761	983
Time Warner Inc.	6.100%	7/15/40	1,360	1,749
Time Warner Inc.	6.250%	3/29/41	1,530	2,010
Time Warner Inc.	5.375%	10/15/41	220	265
Time Warner Inc.	4.900%	6/15/42	1,145	1,294
Time Warner Inc.	5.350%	12/15/43	1,050	1,270
Time Warner Inc.	4.650%	6/1/44	327	362
Time Warner Inc.	4.850%	7/15/45	1,400	1,610
Verizon Communications Inc.	7.750%	12/1/30	1,300	1,866
Verizon Communications Inc.	6.400%	9/15/33	1,907	2,493
Verizon Communications Inc.	5.050%	3/15/34	2,095	2,390
Verizon Communications Inc.	4.400%	11/1/34	3,720	3,940
Verizon Communications Inc.	5.850%	9/15/35	2,300	2,848
Verizon Communications Inc.	4.272%	1/15/36	3,371	3,530
Verizon Communications Inc.	6.250%	4/1/37	945	1,216
Verizon Communications Inc.	6.400%	2/15/38	1,320	1,727
Verizon Communications Inc.	6.900%	4/15/38	590	799
Verizon Communications Inc.	7.350%	4/1/39	750	1,075
Verizon Communications Inc.	6.000%	4/1/41	889	1,121
Verizon Communications Inc.	4.750%	11/1/41	1,795	1,944
Verizon Communications Inc.	3.850%	11/1/42	2,245	2,169
Verizon Communications Inc.	6.550%	9/15/43	4,820	6,532
Verizon Communications Inc.	4.125%	8/15/46	1,625	1,632
Verizon Communications Inc.	4.862%	8/21/46	6,198	6,858
Verizon Communications Inc.	4.522%	9/15/48	4,570	4,818
Verizon Communications Inc.	5.012%	8/21/54	6,324	6,996
Verizon Communications Inc.	4.672%	3/15/55	6,119	6,402
Viacom Inc.	4.850%	12/15/34	650	655
Viacom Inc.	6.875%	4/30/36	1,135	1,322
Viacom Inc.	4.500%	2/27/42	250	230
Viacom Inc.	4.375%	3/15/43	2,450	2,233
Viacom Inc.	4.875%	6/15/43	450	420
Viacom Inc.	5.850%	9/1/43	1,285	1,435
Viacom Inc.	5.250%	4/1/44	721	738
Vodafone Group plc	7.875%	2/15/30	975	1,338
Vodafone Group plc	6.250%	11/30/32	815	1,005
Vodafone Group plc	6.150%	2/27/37	1,310	1,635
Vodafone Group plc	4.375%	2/19/43	2,210	2,267
Walt Disney Co.	7.000%	3/1/32	595	861
Walt Disney Co.	4.375%	8/16/41	745	887
Walt Disney Co.	4.125%	12/1/41	685	786
Walt Disney Co.	3.700%	12/1/42	815	872
Walt Disney Co.	4.125%	6/1/44	875	1,003
WPP Finance 2010	5.125%	9/7/42	725	812

74

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Consumer Cyclical (6.8%)
Alibaba Group Holding Ltd.	4.500%	11/28/34	700	774
Amazon.com Inc.	4.800%	12/5/34	1,570	1,881
Amazon.com Inc.	4.950%	12/5/44	1,893	2,371
Bed Bath & Beyond Inc.	4.915%	8/1/34	570	582
Bed Bath & Beyond Inc.	5.165%	8/1/44	925	908
BorgWarner Inc.	4.375%	3/15/45	615	662
Cummins Inc.	7.125%	3/1/28	525	726
Cummins Inc.	4.875%	10/1/43	550	666
CVS Health Corp.	5.300%	12/5/43	1,058	1,326
CVS Health Corp.	5.125%	7/20/45	5,650	7,046
Daimler Finance North America LLC	8.500%	1/18/31	1,705	2,829
Darden Restaurants Inc.	6.800%	10/15/37	100	120
eBay Inc.	4.000%	7/15/42	825	775
Ford Holdings LLC	9.300%	3/1/30	650	940
Ford Motor Co.	6.625%	10/1/28	825	1,047
Ford Motor Co.	6.375%	2/1/29	546	676
Ford Motor Co.	7.450%	7/16/31	1,707	2,318
Ford Motor Co.	4.750%	1/15/43	2,850	3,064
Ford Motor Co.	7.400%	11/1/46	435	645
General Motors Co.	5.000%	4/1/35	1,017	1,072
General Motors Co.	6.600%	4/1/36	1,900	2,346
General Motors Co.	6.250%	10/2/43	2,368	2,842
General Motors Co.	5.200%	4/1/45	1,200	1,275
General Motors Co.	6.750%	4/1/46	595	764
Harley-Davidson Inc.	4.625%	7/28/45	335	368
Home Depot Inc.	5.875%	12/16/36	3,455	4,762
Home Depot Inc.	5.400%	9/15/40	655	857
Home Depot Inc.	5.950%	4/1/41	915	1,267
Home Depot Inc.	4.200%	4/1/43	1,100	1,251
Home Depot Inc.	4.875%	2/15/44	1,658	2,064
Home Depot Inc.	4.400%	3/15/45	1,680	1,992
Home Depot Inc.	4.250%	4/1/46	1,845	2,139
Johnson Controls Inc.	6.000%	1/15/36	510	619
Johnson Controls Inc.	5.700%	3/1/41	405	481
Johnson Controls Inc.	5.250%	12/1/41	280	321
Johnson Controls Inc.	4.625%	7/2/44	400	442
Johnson Controls Inc.	4.950%	7/2/64	305	325
Kohl's Corp.	5.550%	7/17/45	650	644
Lowe's Cos. Inc.	6.875%	2/15/28	410	559
Lowe's Cos. Inc.	6.500%	3/15/29	690	931
Lowe's Cos. Inc.	5.500%	10/15/35	420	540
Lowe's Cos. Inc.	5.800%	10/15/36	775	1,017
Lowe's Cos. Inc.	6.650%	9/15/37	130	188
Lowe's Cos. Inc.	5.800%	4/15/40	385	520
Lowe's Cos. Inc.	5.125%	11/15/41	611	767
Lowe's Cos. Inc.	4.650%	4/15/42	260	308
Lowe's Cos. Inc.	5.000%	9/15/43	980	1,212
Lowe's Cos. Inc.	4.250%	9/15/44	375	423
Lowe's Cos. Inc.	4.375%	9/15/45	1,400	1,622
Lowe's Cos. Inc.	3.700%	4/15/46	1,650	1,723
Macy's Retail Holdings Inc.	7.000%	2/15/28	450	527
Macy's Retail Holdings Inc.	6.900%	4/1/29	365	414
Macy's Retail Holdings Inc.	6.900%	1/15/32	225	256
Macy's Retail Holdings Inc.	6.700%	7/15/34	190	210
Macy's Retail Holdings Inc.	4.500%	12/15/34	750	709
Macy's Retail Holdings Inc.	6.375%	3/15/37	710	778
Macy's Retail Holdings Inc.	5.125%	1/15/42	635	604
Macy's Retail Holdings Inc.	4.300%	2/15/43	225	191
McDonald's Corp.	4.700%	12/9/35	1,100	1,263
McDonald's Corp.	6.300%	10/15/37	910	1,220
McDonald's Corp.	6.300%	3/1/38	1,073	1,436
McDonald's Corp.	5.700%	2/1/39	350	445

75

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
McDonald's Corp.	3.700%	2/15/42	585	585
McDonald's Corp.	3.625%	5/1/43	1,050	1,036
McDonald's Corp.	4.600%	5/26/45	695	788
McDonald's Corp.	4.875%	12/9/45	2,407	2,847
Metropolitan Museum of Art New York Revenue	3.400%	7/1/45	300	319
NIKE Inc.	3.625%	5/1/43	1,025	1,104
NIKE Inc.	3.875%	11/1/45	800	895
Nordstrom Inc.	6.950%	3/15/28	305	386
Nordstrom Inc.	5.000%	1/15/44	924	968
QVC Inc.	5.450%	8/15/34	250	238
QVC Inc.	5.950%	3/15/43	350	339
Starbucks Corp.	4.300%	6/15/45	425	512
Starwood Hotels & Resorts Worldwide Inc.	4.500%	10/1/34	350	364
Target Corp.	6.350%	11/1/32	549	754
Target Corp.	6.500%	10/15/37	827	1,201
Target Corp.	7.000%	1/15/38	550	829
Target Corp.	4.000%	7/1/42	1,357	1,501
Target Corp.	3.625%	4/15/46	1,650	1,722
Tiffany & Co.	4.900%	10/1/44	325	338
VF Corp.	6.450%	11/1/37	555	770
Visa Inc.	4.150%	12/14/35	2,255	2,584
Visa Inc.	4.300%	12/14/45	3,825	4,542
Wal-Mart Stores Inc.	5.875%	4/5/27	1,505	1,980
Wal-Mart Stores Inc.	7.550%	2/15/30	1,745	2,673
Wal-Mart Stores Inc.	5.250%	9/1/35	2,827	3,766
Wal-Mart Stores Inc.	6.500%	8/15/37	4,025	5,968
Wal-Mart Stores Inc.	6.200%	4/15/38	2,135	3,081
Wal-Mart Stores Inc.	5.625%	4/1/40	1,997	2,725
Wal-Mart Stores Inc.	4.875%	7/8/40	1,225	1,544
Wal-Mart Stores Inc.	5.000%	10/25/40	1,730	2,209
Wal-Mart Stores Inc.	5.625%	4/15/41	2,175	2,972
Wal-Mart Stores Inc.	4.000%	4/11/43	1,275	1,451
Wal-Mart Stores Inc.	4.750%	10/2/43	750	940
Wal-Mart Stores Inc.	4.300%	4/22/44	350	418
Walgreen Co.	4.400%	9/15/42	610	651
Walgreens Boots Alliance Inc.	4.500%	11/18/34	625	683
Walgreens Boots Alliance Inc.	4.800%	11/18/44	2,000	2,243
Walgreens Boots Alliance Inc.	4.650%	6/1/46	700	773
Western Union Co.	6.200%	11/17/36	950	1,033
Western Union Co.	6.200%	6/21/40	270	288
Consumer Noncyclical (17.0%)
Abbott Laboratories	6.150%	11/30/37	1,275	1,693
Abbott Laboratories	6.000%	4/1/39	470	611
Abbott Laboratories	5.300%	5/27/40	200	241
AbbVie Inc.	4.500%	5/14/35	3,298	3,576
AbbVie Inc.	4.300%	5/14/36	1,297	1,377
AbbVie Inc.	4.400%	11/6/42	2,915	3,117
AbbVie Inc.	4.700%	5/14/45	3,392	3,763
AbbVie Inc.	4.450%	5/14/46	2,526	2,708
Actavis Funding SCS	4.550%	3/15/35	3,127	3,341
Actavis Funding SCS	4.850%	6/15/44	2,252	2,511
Actavis Funding SCS	4.750%	3/15/45	3,200	3,564
Actavis Inc.	4.625%	10/1/42	1,001	1,086
Ahold Finance USA LLC	6.875%	5/1/29	630	816
3 Allina Health System	4.805%	11/15/45	225	275
Altria Group Inc.	9.950%	11/10/38	1,143	2,077
Altria Group Inc.	10.200%	2/6/39	791	1,481
Altria Group Inc.	4.250%	8/9/42	1,170	1,308
Altria Group Inc.	4.500%	5/2/43	1,055	1,217
Altria Group Inc.	5.375%	1/31/44	1,975	2,561
AmerisourceBergen Corp.	4.250%	3/1/45	637	705
Amgen Inc.	4.950%	10/1/41	1,555	1,774
Amgen Inc.	5.150%	11/15/41	3,650	4,241

76

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Amgen Inc.	4.400%	5/1/45	1,325	1,424
2 Amgen Inc.	4.563%	6/15/48	2,976	3,219
2 Amgen Inc.	4.663%	6/15/51	4,101	4,406
Anheuser-Busch Cos. LLC	6.800%	8/20/32	365	498
Anheuser-Busch Cos. LLC	5.950%	1/15/33	20	26
Anheuser-Busch Cos. LLC	5.750%	4/1/36	325	418
Anheuser-Busch Cos. LLC	6.450%	9/1/37	830	1,137
Anheuser-Busch Cos. LLC	6.500%	5/1/42	275	387
Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	7,169	8,295
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	1,340	1,433
Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	1,150	1,336
Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	14,392	17,350
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	1,590	2,600
Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	715	1,158
Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	860	1,174
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	969	987
Archer-Daniels-Midland Co.	5.935%	10/1/32	405	526
Archer-Daniels-Midland Co.	5.375%	9/15/35	810	1,014
Archer-Daniels-Midland Co.	4.535%	3/26/42	1,133	1,332
Archer-Daniels-Midland Co.	4.016%	4/16/43	125	137
Ascension Health	3.945%	11/15/46	900	1,010
3 Ascension Health	4.847%	11/15/53	475	607
AstraZeneca plc	6.450%	9/15/37	2,837	3,988
AstraZeneca plc	4.000%	9/18/42	1,572	1,680
AstraZeneca plc	4.375%	11/16/45	1,425	1,614
Baxalta Inc.	5.250%	6/23/45	1,050	1,241
Baxter International Inc.	3.500%	8/15/46	1,150	1,123
Baylor Scott & White Holdings Texas Revenue	4.185%	11/15/45	540	605
Becton Dickinson & Co.	6.000%	5/15/39	325	420
Becton Dickinson & Co.	5.000%	11/12/40	490	570
Becton Dickinson & Co.	4.875%	5/15/44	210	249
Becton Dickinson & Co.	4.685%	12/15/44	1,427	1,661
Biogen Inc.	5.200%	9/15/45	2,220	2,679
Boston Scientific Corp.	7.000%	11/15/35	425	575
Boston Scientific Corp.	7.375%	1/15/40	340	470
Bristol-Myers Squibb Co.	5.875%	11/15/36	999	1,368
Bristol-Myers Squibb Co.	6.125%	5/1/38	270	385
Bristol-Myers Squibb Co.	3.250%	8/1/42	650	667
Bristol-Myers Squibb Co.	4.500%	3/1/44	475	598
Brown-Forman Corp.	3.750%	1/15/43	275	290
Brown-Forman Corp.	4.500%	7/15/45	525	614
Campbell Soup Co.	3.800%	8/2/42	200	205
Cardinal Health Inc.	4.600%	3/15/43	432	481
Cardinal Health Inc.	4.500%	11/15/44	300	331
Cardinal Health Inc.	4.900%	9/15/45	550	658
3 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	780	774
Celgene Corp.	5.700%	10/15/40	510	628
Celgene Corp.	5.250%	8/15/43	1,500	1,736
Celgene Corp.	4.625%	5/15/44	400	434
Celgene Corp.	5.000%	8/15/45	1,987	2,295
Children's Hospital Medical Center Ohio GO	4.268%	5/15/44	425	489
Cleveland Clinic Foundation Ohio Revenue	4.858%	1/1/14	450	523
Coca-Cola Co.	2.250%	9/1/26	900	899
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	700	864
Colgate-Palmolive Co.	4.000%	8/15/45	700	827
ConAgra Foods Inc.	7.125%	10/1/26	893	1,160
ConAgra Foods Inc.	7.000%	10/1/28	475	609
ConAgra Foods Inc.	8.250%	9/15/30	345	487
Danaher Corp.	4.375%	9/15/45	600	723
Delhaize America LLC	9.000%	4/15/31	320	448
Diageo Capital plc	5.875%	9/30/36	275	373
Diageo Capital plc	3.875%	4/29/43	675	724
Diageo Investment Corp.	7.450%	4/15/35	793	1,207
Diageo Investment Corp.	4.250%	5/11/42	754	856

77

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Dignity Health California GO	4.500%	11/1/42	375	408
Dignity Health California GO	5.267%	11/1/64	400	478
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	415	619
Dr Pepper Snapple Group Inc.	4.500%	11/15/45	270	310
Eli Lilly & Co.	5.500%	3/15/27	500	644
Eli Lilly & Co.	5.550%	3/15/37	920	1,228
Eli Lilly & Co.	3.700%	3/1/45	1,189	1,290
Estee Lauder Cos. Inc.	6.000%	5/15/37	365	493
Estee Lauder Cos. Inc.	3.700%	8/15/42	550	575
Estee Lauder Cos. Inc.	4.375%	6/15/45	500	587
Express Scripts Holding Co.	3.400%	3/1/27	2,425	2,446
Express Scripts Holding Co.	6.125%	11/15/41	332	419
Express Scripts Holding Co.	4.800%	7/15/46	2,500	2,691
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	735	790
Genentech Inc.	5.250%	7/15/35	500	652
General Mills Inc.	5.400%	6/15/40	573	734
General Mills Inc.	4.150%	2/15/43	425	468
Gilead Sciences Inc.	4.600%	9/1/35	1,275	1,443
Gilead Sciences Inc.	5.650%	12/1/41	1,444	1,831
Gilead Sciences Inc.	4.800%	4/1/44	2,875	3,314
Gilead Sciences Inc.	4.500%	2/1/45	2,259	2,523
Gilead Sciences Inc.	4.750%	3/1/46	2,575	2,996
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	1,055	1,340
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	3,060	4,469
Hasbro Inc.	6.350%	3/15/40	535	666
Hasbro Inc.	5.100%	5/15/44	405	439
Hershey Co.	7.200%	8/15/27	42	58
Ingredion Inc.	6.625%	4/15/37	275	357
JM Smucker Co.	4.250%	3/15/35	646	716
JM Smucker Co.	4.375%	3/15/45	1,225	1,384
Johnson & Johnson	6.950%	9/1/29	410	607
Johnson & Johnson	4.950%	5/15/33	700	907
Johnson & Johnson	4.375%	12/5/33	1,200	1,470
Johnson & Johnson	3.550%	3/1/36	1,140	1,284
Johnson & Johnson	5.950%	8/15/37	1,265	1,885
Johnson & Johnson	5.850%	7/15/38	765	1,131
Johnson & Johnson	4.500%	9/1/40	584	747
Johnson & Johnson	4.850%	5/15/41	370	493
Johnson & Johnson	4.500%	12/5/43	407	526
Johnson & Johnson	3.700%	3/1/46	2,400	2,778
Kaiser Foundation Hospitals	4.875%	4/1/42	970	1,207
Kellogg Co.	7.450%	4/1/31	275	388
Kellogg Co.	4.500%	4/1/46	1,300	1,438
Kimberly-Clark Corp.	6.625%	8/1/37	860	1,304
Kimberly-Clark Corp.	5.300%	3/1/41	235	316
Kimberly-Clark Corp.	3.700%	6/1/43	625	675
Kimberly-Clark Corp.	3.200%	7/30/46	675	674
Koninkijke Ahold Dlhaize	5.700%	10/1/40	932	1,147
Koninklijke Philips NV	6.875%	3/11/38	1,440	1,905
Koninklijke Philips NV	5.000%	3/15/42	665	755
Kraft Foods Group Inc.	6.875%	1/26/39	1,895	2,678
Kraft Foods Group Inc.	6.500%	2/9/40	635	876
Kraft Foods Group Inc.	5.000%	6/4/42	2,366	2,718
Kraft Heinz Foods Co.	5.000%	7/15/35	1,210	1,429
Kraft Heinz Foods Co.	5.200%	7/15/45	2,420	2,900
Kraft Heinz Foods Co.	4.375%	6/1/46	3,300	3,567
Laboratory Corp. of America Holdings	4.700%	2/1/45	1,100	1,208
3 Mayo Clinic	3.774%	11/15/43	450	478
3 Mayo Clinic	4.000%	11/15/47	385	427
3 Mayo Clinic	4.128%	11/15/52	225	261
McKesson Corp.	6.000%	3/1/41	730	956
McKesson Corp.	4.883%	3/15/44	980	1,171
Mead Johnson Nutrition Co.	5.900%	11/1/39	645	815
Mead Johnson Nutrition Co.	4.600%	6/1/44	614	672

78

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Medtronic Inc.	4.375%	3/15/35	3,340	3,824
Medtronic Inc.	6.500%	3/15/39	155	220
Medtronic Inc.	5.550%	3/15/40	643	835
Medtronic Inc.	4.500%	3/15/42	1,237	1,454
Medtronic Inc.	4.625%	3/15/44	806	956
Medtronic Inc.	4.625%	3/15/45	5,555	6,630
Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	600	684
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	585	752
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	475	534
Merck & Co. Inc.	6.500%	12/1/33	1,385	1,973
Merck & Co. Inc.	6.550%	9/15/37	980	1,404
Merck & Co. Inc.	3.600%	9/15/42	590	626
Merck & Co. Inc.	4.150%	5/18/43	1,870	2,143
Merck & Co. Inc.	3.700%	2/10/45	2,430	2,594
Merck Sharp & Dohme Corp.	5.950%	12/1/28	355	471
Merck Sharp & Dohme Corp.	5.850%	6/30/39	150	205
Molson Coors Brewing Co.	5.000%	5/1/42	1,175	1,377
Molson Coors Brewing Co.	4.200%	7/15/46	2,375	2,491
Mondelez International Inc.	6.500%	11/1/31	565	746
Mondelez International Inc.	6.500%	2/9/40	684	936
Mylan Inc.	5.400%	11/29/43	160	179
2 Mylan NV	5.250%	6/15/46	1,200	1,309
New York & Presbyterian Hospital	3.563%	8/1/36	250	265
New York & Presbyterian Hospital	4.024%	8/1/45	1,000	1,118
New York & Presbyterian Hospital	4.063%	8/1/56	200	220
New York & Presbyterian Hospital	4.763%	8/1/16	300	329
Newell Brands Inc.	5.375%	4/1/36	875	1,042
Newell Brands Inc.	5.500%	4/1/46	2,400	2,972
Novant Health Inc.	4.371%	11/1/43	300	347
Novartis Capital Corp.	3.700%	9/21/42	1,023	1,097
Novartis Capital Corp.	4.400%	5/6/44	1,640	1,960
Novartis Capital Corp.	4.000%	11/20/45	1,850	2,112
NYU Hospitals Center	4.784%	7/1/44	425	494
Ochsner Clinic Foundation	5.897%	5/15/45	275	358
Partners Healthcare System Inc.	4.117%	7/1/55	275	312
PepsiCo Inc.	5.500%	1/15/40	584	778
PepsiCo Inc.	4.875%	11/1/40	1,165	1,453
PepsiCo Inc.	4.000%	3/5/42	1,450	1,618
PepsiCo Inc.	4.250%	10/22/44	1,078	1,251
PepsiCo Inc.	4.600%	7/17/45	737	900
PepsiCo Inc.	4.450%	4/14/46	1,440	1,742
Perrigo Co. plc	5.300%	11/15/43	950	987
Pfizer Inc.	7.200%	3/15/39	2,255	3,463
Pfizer Inc.	4.300%	6/15/43	1,130	1,290
Pfizer Inc.	4.400%	5/15/44	910	1,065
Pharmacia LLC	6.600%	12/1/28	1,555	2,146
Philip Morris International Inc.	6.375%	5/16/38	1,540	2,168
Philip Morris International Inc.	4.375%	11/15/41	1,080	1,233
Philip Morris International Inc.	4.500%	3/20/42	910	1,046
Philip Morris International Inc.	3.875%	8/21/42	660	697
Philip Morris International Inc.	4.125%	3/4/43	915	1,003
Philip Morris International Inc.	4.875%	11/15/43	1,435	1,747
Philip Morris International Inc.	4.250%	11/10/44	990	1,111
Premier Health Partners	2.911%	11/15/26	250	250
Procter & Gamble Co.	5.500%	2/1/34	575	795
Procter & Gamble Co.	5.800%	8/15/34	635	907
Procter & Gamble Co.	5.550%	3/5/37	1,863	2,647
Quest Diagnostics Inc.	5.750%	1/30/40	13	15
Quest Diagnostics Inc.	4.700%	3/30/45	325	356
Reynolds American Inc.	5.700%	8/15/35	1,165	1,451
Reynolds American Inc.	7.250%	6/15/37	676	935
Reynolds American Inc.	6.150%	9/15/43	575	769
Reynolds American Inc.	5.850%	8/15/45	2,489	3,238
Southern Baptist Hospital of Florida Inc.	4.857%	7/15/45	175	218

79

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
St. Jude Medical Inc.	4.750%	4/15/43	750	822
Stryker Corp.	4.100%	4/1/43	407	429
Stryker Corp.	4.375%	5/15/44	2,150	2,356
Stryker Corp.	4.625%	3/15/46	850	977
Sysco Corp.	5.375%	9/21/35	854	1,038
Sysco Corp.	4.850%	10/1/45	350	412
Sysco Corp.	4.500%	4/1/46	1,025	1,142
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	1,134	1,458
Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	4,000	4,034
Teva Pharmaceutical Finance Netherlands III BV	4.100%	10/1/46	3,000	3,059
3 Texas Health Resources	4.330%	11/15/55	300	344
The Kroger Co.	7.700%	6/1/29	530	741
The Kroger Co.	8.000%	9/15/29	200	287
The Kroger Co.	7.500%	4/1/31	230	327
The Kroger Co.	6.900%	4/15/38	1,094	1,556
The Kroger Co.	5.400%	7/15/40	550	679
The Kroger Co.	5.150%	8/1/43	310	385
The Pepsi Bottling Group Inc.	7.000%	3/1/29	1,610	2,314
Thermo Fisher Scientific Inc.	5.300%	2/1/44	633	768
Trinity Health Corp.	4.125%	12/1/45	400	447
Tyson Foods Inc.	4.875%	8/15/34	850	966
Tyson Foods Inc.	5.150%	8/15/44	1,300	1,580
Unilever Capital Corp.	5.900%	11/15/32	1,620	2,277
Whirlpool Corp.	5.150%	3/1/43	334	394
Whirlpool Corp.	4.500%	6/1/46	575	631
Wyeth LLC	6.500%	2/1/34	1,465	2,015
Wyeth LLC	6.000%	2/15/36	584	788
Wyeth LLC	5.950%	4/1/37	2,684	3,618
Zimmer Biomet Holdings Inc.	4.250%	8/15/35	545	563
Zimmer Biomet Holdings Inc.	5.750%	11/30/39	640	784
Zimmer Biomet Holdings Inc.	4.450%	8/15/45	1,505	1,599
Zoetis Inc.	4.700%	2/1/43	1,435	1,541
Energy (10.1%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	575	598
Anadarko Finance Co.	7.500%	5/1/31	1,277	1,547
Anadarko Petroleum Corp.	6.450%	9/15/36	2,345	2,697
Anadarko Petroleum Corp.	7.950%	6/15/39	195	242
Anadarko Petroleum Corp.	6.200%	3/15/40	865	966
Anadarko Petroleum Corp.	4.500%	7/15/44	1,000	912
Anadarko Petroleum Corp.	6.600%	3/15/46	1,250	1,485
Apache Corp.	6.000%	1/15/37	1,186	1,363
Apache Corp.	5.100%	9/1/40	2,235	2,333
Apache Corp.	5.250%	2/1/42	1,005	1,071
Apache Corp.	4.750%	4/15/43	1,145	1,182
Apache Corp.	4.250%	1/15/44	100	98
Apache Finance Canada Corp.	7.750%	12/15/29	950	1,253
Baker Hughes Inc.	5.125%	9/15/40	1,655	1,899
Buckeye Partners LP	5.850%	11/15/43	475	494
Buckeye Partners LP	5.600%	10/15/44	350	353
Burlington Resources Finance Co.	7.200%	8/15/31	644	854
Burlington Resources Finance Co.	7.400%	12/1/31	1,082	1,400
Canadian Natural Resources Ltd.	7.200%	1/15/32	678	782
Canadian Natural Resources Ltd.	6.450%	6/30/33	650	712
Canadian Natural Resources Ltd.	5.850%	2/1/35	400	416
Canadian Natural Resources Ltd.	6.500%	2/15/37	655	711
Canadian Natural Resources Ltd.	6.250%	3/15/38	1,177	1,297
Canadian Natural Resources Ltd.	6.750%	2/1/39	159	180
Columbia Pipeline Group Inc.	5.800%	6/1/45	550	660
Conoco Funding Co.	7.250%	10/15/31	515	674
ConocoPhillips	5.900%	10/15/32	665	785
ConocoPhillips	5.900%	5/15/38	1,071	1,306
ConocoPhillips	6.500%	2/1/39	3,330	4,376
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	1,075	1,301

80

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ConocoPhillips Co.	4.150%	11/15/34	575	583
ConocoPhillips Co.	4.300%	11/15/44	553	568
ConocoPhillips Co.	5.950%	3/15/46	750	959
ConocoPhillips Holding Co.	6.950%	4/15/29	935	1,194
Devon Energy Corp.	7.950%	4/15/32	1,245	1,523
Devon Energy Corp.	5.600%	7/15/41	1,160	1,158
Devon Energy Corp.	4.750%	5/15/42	1,065	990
Devon Energy Corp.	5.000%	6/15/45	839	807
Devon Financing Co. LLC	7.875%	9/30/31	1,795	2,201
Dominion Gas Holdings LLC	4.800%	11/1/43	625	697
Dominion Gas Holdings LLC	4.600%	12/15/44	540	588
El Paso Natural Gas Co. LLC	8.375%	6/15/32	297	365
Enable Midstream Partners LP	5.000%	5/15/44	625	530
Enbridge Energy Partners LP	7.500%	4/15/38	1,195	1,402
Enbridge Energy Partners LP	5.500%	9/15/40	875	874
Enbridge Inc.	4.500%	6/10/44	600	525
Encana Corp.	6.500%	8/15/34	515	519
Encana Corp.	6.625%	8/15/37	1,750	1,772
Encana Corp.	6.500%	2/1/38	524	523
Encana Corp.	5.150%	11/15/41	50	44
Energy Transfer Partners LP	8.250%	11/15/29	264	326
Energy Transfer Partners LP	4.900%	3/15/35	765	732
Energy Transfer Partners LP	6.625%	10/15/36	645	697
Energy Transfer Partners LP	7.500%	7/1/38	862	1,014
Energy Transfer Partners LP	6.050%	6/1/41	819	845
Energy Transfer Partners LP	6.500%	2/1/42	1,730	1,868
Energy Transfer Partners LP	5.150%	2/1/43	525	490
Energy Transfer Partners LP	5.950%	10/1/43	524	543
Energy Transfer Partners LP	5.150%	3/15/45	1,100	1,055
Energy Transfer Partners LP	6.125%	12/15/45	1,273	1,372
Eni USA Inc.	7.300%	11/15/27	395	478
EnLink Midstream Partners LP	5.600%	4/1/44	383	349
EnLink Midstream Partners LP	5.050%	4/1/45	600	513
Enterprise Products Operating LLC	6.875%	3/1/33	540	676
Enterprise Products Operating LLC	6.650%	10/15/34	360	443
Enterprise Products Operating LLC	5.750%	3/1/35	300	339
Enterprise Products Operating LLC	7.550%	4/15/38	390	520
Enterprise Products Operating LLC	6.125%	10/15/39	1,030	1,222
Enterprise Products Operating LLC	6.450%	9/1/40	710	873
Enterprise Products Operating LLC	5.950%	2/1/41	975	1,151
Enterprise Products Operating LLC	5.700%	2/15/42	804	933
Enterprise Products Operating LLC	4.850%	8/15/42	715	757
Enterprise Products Operating LLC	4.450%	2/15/43	1,575	1,584
Enterprise Products Operating LLC	4.850%	3/15/44	1,530	1,626
Enterprise Products Operating LLC	5.100%	2/15/45	1,414	1,551
Enterprise Products Operating LLC	4.900%	5/15/46	1,450	1,557
Enterprise Products Operating LLC	4.950%	10/15/54	650	675
EOG Resources Inc.	3.900%	4/1/35	610	618
EOG Resources Inc.	5.100%	1/15/36	279	323
Exxon Mobil Corp.	3.567%	3/6/45	750	791
Exxon Mobil Corp.	4.114%	3/1/46	3,750	4,299
Halliburton Co.	4.850%	11/15/35	1,815	1,944
Halliburton Co.	6.700%	9/15/38	916	1,183
Halliburton Co.	7.450%	9/15/39	870	1,218
Halliburton Co.	4.500%	11/15/41	650	667
Halliburton Co.	4.750%	8/1/43	870	919
Halliburton Co.	5.000%	11/15/45	2,645	2,908
Hess Corp.	7.875%	10/1/29	1,045	1,265
Hess Corp.	7.300%	8/15/31	370	431
Hess Corp.	7.125%	3/15/33	950	1,085
Hess Corp.	6.000%	1/15/40	1,132	1,192
Hess Corp.	5.600%	2/15/41	1,500	1,524
Husky Energy Inc.	6.800%	9/15/37	490	582
Kerr-McGee Corp.	7.875%	9/15/31	465	562

81

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kinder Morgan Energy Partners LP	7.400%	3/15/31	238	268
Kinder Morgan Energy Partners LP	7.750%	3/15/32	442	523
Kinder Morgan Energy Partners LP	7.300%	8/15/33	575	671
Kinder Morgan Energy Partners LP	5.800%	3/15/35	375	389
Kinder Morgan Energy Partners LP	6.500%	2/1/37	985	1,052
Kinder Morgan Energy Partners LP	6.950%	1/15/38	1,420	1,626
Kinder Morgan Energy Partners LP	6.500%	9/1/39	655	711
Kinder Morgan Energy Partners LP	6.550%	9/15/40	625	700
Kinder Morgan Energy Partners LP	7.500%	11/15/40	400	474
Kinder Morgan Energy Partners LP	6.375%	3/1/41	725	779
Kinder Morgan Energy Partners LP	5.625%	9/1/41	540	531
Kinder Morgan Energy Partners LP	5.000%	8/15/42	612	592
Kinder Morgan Energy Partners LP	4.700%	11/1/42	1,379	1,273
Kinder Morgan Energy Partners LP	5.000%	3/1/43	600	573
Kinder Morgan Energy Partners LP	5.500%	3/1/44	650	661
Kinder Morgan Energy Partners LP	5.400%	9/1/44	700	698
Kinder Morgan Inc.	7.750%	1/15/32	1,050	1,270
Kinder Morgan Inc.	5.300%	12/1/34	1,865	1,869
Kinder Morgan Inc.	5.550%	6/1/45	2,175	2,244
Magellan Midstream Partners LP	6.400%	5/1/37	265	328
Magellan Midstream Partners LP	4.200%	12/1/42	250	245
Magellan Midstream Partners LP	5.150%	10/15/43	350	387
Magellan Midstream Partners LP	4.200%	3/15/45	675	658
Marathon Oil Corp.	6.800%	3/15/32	561	591
Marathon Oil Corp.	6.600%	10/1/37	555	569
Marathon Oil Corp.	5.200%	6/1/45	1,050	940
Marathon Petroleum Corp.	6.500%	3/1/41	1,395	1,563
Marathon Petroleum Corp.	4.750%	9/15/44	1,475	1,343
Marathon Petroleum Corp.	5.850%	12/15/45	275	288
Marathon Petroleum Corp.	5.000%	9/15/54	650	587
National Oilwell Varco Inc.	3.950%	12/1/42	1,210	968
Noble Energy Inc.	8.000%	4/1/27	245	300
Noble Energy Inc.	6.000%	3/1/41	836	911
Noble Energy Inc.	5.250%	11/15/43	1,150	1,161
Noble Energy Inc.	5.050%	11/15/44	1,530	1,527
Occidental Petroleum Corp.	4.625%	6/15/45	800	919
Occidental Petroleum Corp.	4.400%	4/15/46	1,580	1,756
ONEOK Partners LP	6.650%	10/1/36	589	643
ONEOK Partners LP	6.850%	10/15/37	560	647
ONEOK Partners LP	6.125%	2/1/41	371	406
ONEOK Partners LP	6.200%	9/15/43	1,209	1,338
Petro-Canada	7.000%	11/15/28	145	191
Petro-Canada	5.350%	7/15/33	545	592
Petro-Canada	5.950%	5/15/35	920	1,113
Petro-Canada	6.800%	5/15/38	1,010	1,349
Phillips 66	4.650%	11/15/34	1,475	1,612
Phillips 66	5.875%	5/1/42	2,126	2,677
Phillips 66	4.875%	11/15/44	1,994	2,240
Phillips 66 Partners LP	4.680%	2/15/45	275	264
Pioneer Natural Resources Co.	7.200%	1/15/28	325	403
Plains All American Pipeline LP / PAA Finance Corp.	6.700%	5/15/36	415	462
Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	485	541
Plains All American Pipeline LP / PAA Finance Corp.	5.150%	6/1/42	745	690
Plains All American Pipeline LP / PAA Finance Corp.	4.300%	1/31/43	425	353
Plains All American Pipeline LP / PAA Finance Corp.	4.700%	6/15/44	1,155	1,024
Plains All American Pipeline LP / PAA Finance Corp.	4.900%	2/15/45	225	207
Shell International Finance BV	4.125%	5/11/35	1,604	1,749
Shell International Finance BV	6.375%	12/15/38	2,803	3,833
Shell International Finance BV	5.500%	3/25/40	1,329	1,654
Shell International Finance BV	3.625%	8/21/42	1,152	1,137
Shell International Finance BV	4.550%	8/12/43	2,325	2,608
Shell International Finance BV	4.375%	5/11/45	3,587	3,957
Shell International Finance BV	4.000%	5/10/46	2,800	2,933
Southern Natural Gas Co. LLC	8.000%	3/1/32	320	409

82

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Spectra Energy Capital LLC	7.500%	9/15/38	440	537
Spectra Energy Partners LP	5.950%	9/25/43	350	424
Spectra Energy Partners LP	4.500%	3/15/45	275	283
Suncor Energy Inc.	7.150%	2/1/32	715	912
Suncor Energy Inc.	5.950%	12/1/34	825	994
Suncor Energy Inc.	6.500%	6/15/38	1,190	1,561
Suncor Energy Inc.	6.850%	6/1/39	800	1,096
Sunoco Logistics Partners Operations LP	6.100%	2/15/42	675	737
Sunoco Logistics Partners Operations LP	4.950%	1/15/43	650	637
Sunoco Logistics Partners Operations LP	5.300%	4/1/44	600	613
Sunoco Logistics Partners Operations LP	5.350%	5/15/45	1,200	1,239
Tennessee Gas Pipeline Co. LLC	7.000%	3/15/27	560	661
Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	965	1,155
Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	485	580
Texas Eastern Transmission LP	7.000%	7/15/32	990	1,246
Tosco Corp.	7.800%	1/1/27	747	979
Tosco Corp.	8.125%	2/15/30	520	713
TransCanada PipeLines Ltd.	4.625%	3/1/34	800	872
TransCanada PipeLines Ltd.	5.600%	3/31/34	460	541
TransCanada PipeLines Ltd.	5.850%	3/15/36	1,010	1,241
TransCanada PipeLines Ltd.	6.200%	10/15/37	2,765	3,528
TransCanada PipeLines Ltd.	7.250%	8/15/38	830	1,178
TransCanada PipeLines Ltd.	6.100%	6/1/40	995	1,273
TransCanada PipeLines Ltd.	5.000%	10/16/43	850	985
Transcontinental Gas Pipe Line Co. LLC	5.400%	8/15/41	400	433
Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	335	323
Valero Energy Corp.	7.500%	4/15/32	1,509	1,890
Valero Energy Corp.	6.625%	6/15/37	727	851
Valero Energy Corp.	10.500%	3/15/39	365	558
Valero Energy Corp.	4.900%	3/15/45	995	983
Western Gas Partners LP	5.450%	4/1/44	425	418
Williams Partners LP	6.300%	4/15/40	1,135	1,241
Williams Partners LP	5.800%	11/15/43	931	984
Williams Partners LP	5.400%	3/4/44	450	453
Williams Partners LP	4.900%	1/15/45	525	501
Williams Partners LP	5.100%	9/15/45	1,765	1,731
XTO Energy Inc.	6.750%	8/1/37	105	157
Other Industrial (0.5%)
California Institute of Technology GO	4.321%	8/1/45	275	332
California Institute of Technology GO	4.700%	11/1/11	568	643
Cintas Corp. No 2	6.150%	8/15/36	127	167
George Washington University	3.545%	9/15/46	275	278
3 Johns Hopkins University Maryland GO	4.083%	7/1/53	435	501
Massachusetts Institute of Technology	3.885%	7/1/16	400	413
3 Massachusetts Institute of Technology GO	3.959%	7/1/38	650	752
Massachusetts Institute of Technology GO	5.600%	7/1/11	1,070	1,539
Massachusetts Institute of Technology GO	4.678%	7/1/14	650	780
3 Northwestern University Illinois GO	3.688%	12/1/38	600	668
3 Northwestern University Illinois GO	4.643%	12/1/44	675	868
President & Fellows of Harvard College Massachusetts
GO	3.619%	10/1/37	400	447
3 Rice University Texas GO	3.574%	5/15/45	850	949
Trustees of Dartmouth College	3.474%	6/1/46	300	323
3 University of Notre Dame DU LAC Indiana GO	3.438%	2/15/45	475	509
University of Pennsylvania GO	4.674%	9/1/12	375	449
3 University of Southern California	3.028%	10/1/39	750	761
Wesleyan University Connecticut GO	4.781%	7/1/16	250	272
Technology (6.2%)
Analog Devices Inc.	5.300%	12/15/45	400	450
Apple Inc.	4.500%	2/23/36	2,250	2,600
Apple Inc.	3.850%	5/4/43	4,500	4,667
Apple Inc.	4.450%	5/6/44	855	967
Apple Inc.	3.450%	2/9/45	1,502	1,477

83

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Apple Inc.	4.375%	5/13/45	2,500	2,825
Apple Inc.	4.650%	2/23/46	5,500	6,449
Apple Inc.	3.850%	8/4/46	1,900	1,968
Applied Materials Inc.	5.100%	10/1/35	650	769
Applied Materials Inc.	5.850%	6/15/41	715	903
Cisco Systems Inc.	5.900%	2/15/39	1,895	2,597
Cisco Systems Inc.	5.500%	1/15/40	3,075	4,056
Corning Inc.	7.250%	8/15/36	260	319
Corning Inc.	4.700%	3/15/37	250	265
Corning Inc.	5.750%	8/15/40	720	863
Corning Inc.	4.750%	3/15/42	255	273
2 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	8.100%	7/15/36	1,575	1,827
2 Diamond 1 Finance Corp. / Diamond 2 Finance Corp.	8.350%	7/15/46	3,000	3,488
Equifax Inc.	7.000%	7/1/37	200	264
Fidelity National Information Services Inc.	4.500%	8/15/46	700	716
2 Hewlett Packard Enterprise Co.	6.200%	10/15/35	1,325	1,390
2 Hewlett Packard Enterprise Co.	6.350%	10/15/45	1,675	1,729
HP Enterprise Services LLC	7.450%	10/15/29	260	314
HP Inc.	6.000%	9/15/41	1,360	1,392
Intel Corp.	4.000%	12/15/32	648	724
Intel Corp.	4.800%	10/1/41	2,334	2,772
Intel Corp.	4.250%	12/15/42	1,575	1,748
Intel Corp.	4.900%	7/29/45	2,454	2,993
Intel Corp.	4.100%	5/19/46	1,000	1,092
International Business Machines Corp.	6.220%	8/1/27	222	295
International Business Machines Corp.	6.500%	1/15/28	350	477
International Business Machines Corp.	5.875%	11/29/32	1,430	1,939
International Business Machines Corp.	5.600%	11/30/39	840	1,093
International Business Machines Corp.	4.000%	6/20/42	2,434	2,604
Juniper Networks Inc.	5.950%	3/15/41	270	284
KLA-Tencor Corp.	5.650%	11/1/34	255	286
Microsoft Corp.	3.500%	2/12/35	2,875	2,978
Microsoft Corp.	4.200%	11/3/35	300	338
Microsoft Corp.	3.450%	8/8/36	2,750	2,830
Microsoft Corp.	5.200%	6/1/39	355	447
Microsoft Corp.	4.500%	10/1/40	1,300	1,515
Microsoft Corp.	5.300%	2/8/41	900	1,152
Microsoft Corp.	3.500%	11/15/42	1,705	1,716
Microsoft Corp.	3.750%	5/1/43	1,225	1,280
Microsoft Corp.	4.875%	12/15/43	900	1,098
Microsoft Corp.	3.750%	2/12/45	2,975	3,102
Microsoft Corp.	4.450%	11/3/45	2,130	2,476
Microsoft Corp.	3.700%	8/8/46	5,450	5,660
Microsoft Corp.	4.000%	2/12/55	2,614	2,751
Microsoft Corp.	4.750%	11/3/55	1,615	1,926
Microsoft Corp.	3.950%	8/8/56	2,500	2,640
Motorola Solutions Inc.	5.500%	9/1/44	590	571
Oracle Corp.	3.250%	5/15/30	200	210
Oracle Corp.	4.300%	7/8/34	1,888	2,095
Oracle Corp.	3.900%	5/15/35	1,775	1,866
Oracle Corp.	3.850%	7/15/36	1,850	1,950
Oracle Corp.	6.500%	4/15/38	1,795	2,528
Oracle Corp.	6.125%	7/8/39	1,640	2,240
Oracle Corp.	5.375%	7/15/40	3,301	4,129
Oracle Corp.	4.500%	7/8/44	1,145	1,290
Oracle Corp.	4.125%	5/15/45	1,883	2,009
Oracle Corp.	4.000%	7/15/46	3,000	3,167
Oracle Corp.	4.375%	5/15/55	1,700	1,849
QUALCOMM Inc.	4.650%	5/20/35	1,275	1,412
QUALCOMM Inc.	4.800%	5/20/45	1,687	1,916
Seagate HDD Cayman	4.875%	6/1/27	725	631
Seagate HDD Cayman	5.750%	12/1/34	525	434
Tyco Electronics Group SA	7.125%	10/1/37	870	1,245
Verisk Analytics Inc.	5.500%	6/15/45	1,075	1,168

84

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Xerox Corp.	6.750%	12/15/39	210	215
	Transportation (3.7%)
3	American Airlines 2014-1 Class A Pass Through Trust	3.700%	4/1/28	731	769
3	American Airlines 2015-1 Class A Pass Through Trust	3.375%	11/1/28	988	1,019
3	American Airlines 2015-2 Class AA Pass Through Trust	3.600%	9/22/27	625	670
3	American Airlines 2016-1 Class A Pass Through Trust	4.100%	1/15/28	299	323
3	American Airlines 2016-1 Class AA Pass Through Trust	3.575%	1/15/28	673	722
3	American Airlines 2016-2 Class A Pass Through Trust	3.650%	6/15/28	300	316
3	American Airlines 2016-2 Class AA Pass Through Trust	3.200%	6/15/28	650	679
	Burlington Northern Santa Fe LLC	7.950%	8/15/30	295	446
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	670	913
	Burlington Northern Santa Fe LLC	5.750%	5/1/40	824	1,104
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	626	777
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	1,050	1,362
	Burlington Northern Santa Fe LLC	4.950%	9/15/41	300	370
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	1,056	1,211
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	1,240	1,422
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	865	1,009
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	725	922
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	1,715	2,116
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	815	962
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	575	644
	Burlington Northern Santa Fe LLC	4.700%	9/1/45	1,600	1,931
	Burlington Northern Santa Fe LLC	3.900%	8/1/46	500	544
	Canadian National Railway Co.	6.900%	7/15/28	621	894
	Canadian National Railway Co.	6.250%	8/1/34	625	866
	Canadian National Railway Co.	6.200%	6/1/36	460	640
	Canadian National Railway Co.	6.375%	11/15/37	240	346
	Canadian National Railway Co.	3.500%	11/15/42	585	610
	Canadian National Railway Co.	4.500%	11/7/43	200	240
	Canadian National Railway Co.	3.200%	8/2/46	1,225	1,213
	Canadian Pacific Railway Co.	7.125%	10/15/31	560	773
	Canadian Pacific Railway Co.	5.750%	3/15/33	170	206
	Canadian Pacific Railway Co.	4.800%	9/15/35	550	639
	Canadian Pacific Railway Co.	5.950%	5/15/37	720	930
	Canadian Pacific Railway Co.	4.800%	8/1/45	350	416
	Canadian Pacific Railway Co.	6.125%	9/15/15	980	1,222
	Canadian Pacific Railway Ltd.	5.750%	1/15/42	300	389
	CSX Corp.	6.000%	10/1/36	666	857
	CSX Corp.	6.150%	5/1/37	588	782
	CSX Corp.	6.220%	4/30/40	785	1,069
	CSX Corp.	5.500%	4/15/41	596	750
	CSX Corp.	4.750%	5/30/42	865	999
	CSX Corp.	4.400%	3/1/43	350	390
	CSX Corp.	4.100%	3/15/44	1,225	1,331
	CSX Corp.	3.950%	5/1/50	650	668
	CSX Corp.	4.500%	8/1/54	685	754
3	Delta Air Lines 2015-1 Class AA Pass Through Trust	3.625%	7/30/27	359	389
	FedEx Corp.	4.900%	1/15/34	630	730
	FedEx Corp.	3.900%	2/1/35	770	803
	FedEx Corp.	3.875%	8/1/42	581	590
	FedEx Corp.	4.100%	4/15/43	661	689
	FedEx Corp.	5.100%	1/15/44	861	1,025
	FedEx Corp.	4.100%	2/1/45	530	552
	FedEx Corp.	4.750%	11/15/45	1,555	1,784
	FedEx Corp.	4.550%	4/1/46	1,375	1,531
	FedEx Corp.	4.500%	2/1/65	265	277
	Kansas City Southern	4.300%	5/15/43	1,025	1,082
	Kansas City Southern	4.950%	8/15/45	670	780
2,3	Latam Airlines 2015-1 Pass Through Trust A	4.200%	11/15/27	895	866
	Norfolk Southern Corp.	7.800%	5/15/27	450	640
	Norfolk Southern Corp.	7.250%	2/15/31	530	749
	Norfolk Southern Corp.	7.050%	5/1/37	255	360

85

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Norfolk Southern Corp.	4.837%	10/1/41	856	1,014
Norfolk Southern Corp.	3.950%	10/1/42	585	619
Norfolk Southern Corp.	4.800%	8/15/43	861	1,021
Norfolk Southern Corp.	4.450%	6/15/45	529	602
Norfolk Southern Corp.	4.650%	1/15/46	845	993
Norfolk Southern Corp.	7.900%	5/15/97	200	307
Norfolk Southern Corp.	6.000%	3/15/05	713	876
Norfolk Southern Corp.	6.000%	5/23/11	520	647
3 Spirit Airlines Class A Pass Through Certificates Series
2015-1	4.100%	10/1/29	485	494
Union Pacific Corp.	6.625%	2/1/29	330	456
Union Pacific Corp.	3.375%	2/1/35	355	368
Union Pacific Corp.	4.750%	9/15/41	555	668
Union Pacific Corp.	4.300%	6/15/42	485	552
Union Pacific Corp.	4.250%	4/15/43	350	396
Union Pacific Corp.	4.750%	12/15/43	855	1,031
Union Pacific Corp.	4.821%	2/1/44	1,202	1,473
Union Pacific Corp.	4.850%	6/15/44	391	483
Union Pacific Corp.	4.150%	1/15/45	325	368
Union Pacific Corp.	4.050%	11/15/45	550	614
Union Pacific Corp.	4.050%	3/1/46	900	1,010
Union Pacific Corp.	3.350%	8/15/46	300	299
Union Pacific Corp.	3.875%	2/1/55	790	828
Union Pacific Corp.	4.375%	11/15/65	280	312
3 United Airlines 2014-2 Class A Pass Through Trust	3.750%	3/3/28	840	888
3 United Airlines 2015-1 Class AA Pass Through Trust	3.450%	12/1/27	450	477
3 United Airlines 2016-1 Class A Pass Through Trust	3.450%	7/7/28	450	469
3 United Airlines 2016-1 Class AA Pass Through Trust	3.100%	7/7/28	950	986
United Parcel Service Inc.	6.200%	1/15/38	1,678	2,449
United Parcel Service Inc.	4.875%	11/15/40	775	994
United Parcel Service Inc.	3.625%	10/1/42	615	673
United Parcel Service of America Inc.	8.375%	4/1/30	325	476
				1,339,424
Utilities (13.0%)
Electric (12.0%)
AEP Texas Central Co.	6.650%	2/15/33	885	1,155
Alabama Power Co.	6.125%	5/15/38	490	664
Alabama Power Co.	6.000%	3/1/39	655	875
Alabama Power Co.	5.500%	3/15/41	320	415
Alabama Power Co.	5.200%	6/1/41	706	895
Alabama Power Co.	4.100%	1/15/42	260	287
Alabama Power Co.	3.850%	12/1/42	425	453
Alabama Power Co.	4.150%	8/15/44	400	447
Alabama Power Co.	3.750%	3/1/45	800	846
Alabama Power Co.	4.300%	1/2/46	350	403
Ameren Illinois Co.	4.800%	12/15/43	500	618
Ameren Illinois Co.	4.300%	7/1/44	220	256
Ameren Illinois Co.	4.150%	3/15/46	155	180
Appalachian Power Co	4.400%	5/15/44	285	310
Appalachian Power Co.	5.800%	10/1/35	370	453
Appalachian Power Co.	6.375%	4/1/36	355	457
Appalachian Power Co.	6.700%	8/15/37	260	349
Appalachian Power Co.	7.000%	4/1/38	440	610
Appalachian Power Co.	4.450%	6/1/45	375	413
Arizona Public Service Co.	5.500%	9/1/35	382	489
Arizona Public Service Co.	5.050%	9/1/41	330	413
Arizona Public Service Co.	4.500%	4/1/42	498	587
Arizona Public Service Co.	4.700%	1/15/44	395	479
Arizona Public Service Co.	4.350%	11/15/45	150	174
Arizona Public Service Co.	3.750%	5/15/46	355	380
Baltimore Gas & Electric Co.	6.350%	10/1/36	448	623
Baltimore Gas & Electric Co.	3.500%	8/15/46	650	664
Berkshire Hathaway Energy Co.	8.480%	9/15/28	328	507

86

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Berkshire Hathaway Energy Co.	6.125%	4/1/36	1,830	2,456
Berkshire Hathaway Energy Co.	5.950%	5/15/37	546	719
Berkshire Hathaway Energy Co.	6.500%	9/15/37	1,485	2,064
Berkshire Hathaway Energy Co.	5.150%	11/15/43	1,095	1,350
Berkshire Hathaway Energy Co.	4.500%	2/1/45	850	973
Black Hills Corp.	3.150%	1/15/27	450	454
Black Hills Corp.	4.200%	9/15/46	400	414
CenterPoint Energy Houston Electric LLC	2.400%	9/1/26	300	302
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	450	648
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	625	650
CenterPoint Energy Houston Electric LLC	4.500%	4/1/44	390	467
2 Cleco Corporate Holdings LLC	4.973%	5/1/46	425	476
Cleco Power LLC	6.500%	12/1/35	255	335
Cleco Power LLC	6.000%	12/1/40	392	503
Cleveland Electric Illuminating Co.	5.950%	12/15/36	280	325
CMS Energy Corp.	4.700%	3/31/43	290	334
CMS Energy Corp.	4.875%	3/1/44	384	458
Commonwealth Edison Co.	5.875%	2/1/33	435	565
Commonwealth Edison Co.	5.900%	3/15/36	945	1,257
Commonwealth Edison Co.	6.450%	1/15/38	546	779
Commonwealth Edison Co.	3.800%	10/1/42	370	396
Commonwealth Edison Co.	4.600%	8/15/43	900	1,082
Commonwealth Edison Co.	4.700%	1/15/44	1,075	1,307
Commonwealth Edison Co.	3.700%	3/1/45	415	439
Commonwealth Edison Co.	4.350%	11/15/45	475	553
Commonwealth Edison Co.	3.650%	6/15/46	825	871
Connecticut Light & Power Co.	6.350%	6/1/36	351	489
Connecticut Light & Power Co.	4.300%	4/15/44	260	301
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	745	913
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	550	720
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	276	373
Consolidated Edison Co. of New York Inc.	5.700%	12/1/36	483	625
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	1,055	1,456
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	575	845
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	425	552
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	535	705
Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	375	420
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	1,157	1,252
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	1,325	1,556
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	710	835
Consolidated Edison Co. of New York Inc.	3.850%	6/15/46	650	702
Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	585	695
Consumers Energy Co.	3.950%	5/15/43	420	470
Consumers Energy Co.	4.100%	11/15/45	290	333
Consumers Energy Co.	3.250%	8/15/46	775	781
Consumers Energy Co.	4.350%	8/31/64	180	210
Delmarva Power & Light Co.	4.000%	6/1/42	445	489
Dominion Resources Inc.	6.300%	3/15/33	420	528
Dominion Resources Inc.	5.250%	8/1/33	588	670
Dominion Resources Inc.	5.950%	6/15/35	505	627
Dominion Resources Inc.	7.000%	6/15/38	150	206
Dominion Resources Inc.	4.900%	8/1/41	475	536
Dominion Resources Inc.	4.050%	9/15/42	405	413
Dominion Resources Inc.	4.700%	12/1/44	971	1,105
DTE Electric Co.	6.625%	6/1/36	654	941
DTE Electric Co.	5.700%	10/1/37	200	267
DTE Electric Co.	3.950%	6/15/42	680	758
DTE Electric Co.	4.000%	4/1/43	375	418
DTE Electric Co.	4.300%	7/1/44	355	414
DTE Electric Co.	3.700%	3/15/45	450	485
DTE Electric Co.	3.700%	6/1/46	425	459
DTE Energy Co.	6.375%	4/15/33	420	554
Duke Energy Carolinas LLC	6.000%	12/1/28	335	440
Duke Energy Carolinas LLC	6.450%	10/15/32	463	635

87

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Duke Energy Carolinas LLC	6.100%	6/1/37	670	899
Duke Energy Carolinas LLC	6.000%	1/15/38	560	768
Duke Energy Carolinas LLC	6.050%	4/15/38	670	925
Duke Energy Carolinas LLC	5.300%	2/15/40	820	1,058
Duke Energy Carolinas LLC	4.250%	12/15/41	813	926
Duke Energy Carolinas LLC	4.000%	9/30/42	785	862
Duke Energy Carolinas LLC	3.750%	6/1/45	605	649
Duke Energy Carolinas LLC	3.875%	3/15/46	600	655
Duke Energy Corp.	2.650%	9/1/26	1,500	1,496
Duke Energy Corp.	4.800%	12/15/45	650	768
Duke Energy Corp.	3.750%	9/1/46	1,825	1,841
3 Duke Energy Florida LLC	2.538%	9/1/29	500	502
3 Duke Energy Florida LLC	2.858%	3/1/33	300	304
3 Duke Energy Florida LLC	3.112%	9/1/36	325	332
Duke Energy Florida LLC	6.350%	9/15/37	600	856
Duke Energy Florida LLC	6.400%	6/15/38	1,151	1,659
Duke Energy Florida LLC	5.650%	4/1/40	275	366
Duke Energy Florida LLC	3.850%	11/15/42	415	445
Duke Energy Indiana LLC	6.120%	10/15/35	523	700
Duke Energy Indiana LLC	6.350%	8/15/38	590	840
Duke Energy Indiana LLC	6.450%	4/1/39	500	717
Duke Energy Indiana LLC	4.200%	3/15/42	280	314
Duke Energy Indiana LLC	4.900%	7/15/43	365	448
Duke Energy Indiana LLC	3.750%	5/15/46	625	661
Duke Energy Ohio Inc.	3.700%	6/15/46	530	559
Duke Energy Progress LLC	6.300%	4/1/38	340	480
Duke Energy Progress LLC	4.100%	5/15/42	613	680
Duke Energy Progress LLC	4.100%	3/15/43	810	898
Duke Energy Progress LLC	4.375%	3/30/44	470	543
Duke Energy Progress LLC	4.150%	12/1/44	805	901
Duke Energy Progress LLC	4.200%	8/15/45	925	1,051
El Paso Electric Co.	6.000%	5/15/35	480	597
El Paso Electric Co.	5.000%	12/1/44	350	407
2 Emera US Finance LP	4.750%	6/15/46	1,550	1,712
Entergy Corp.	2.950%	9/1/26	525	529
Entergy Louisiana LLC	3.250%	4/1/28	1,300	1,384
Entergy Louisiana LLC	3.050%	6/1/31	375	385
Entergy Louisiana LLC	4.950%	1/15/45	750	798
Entergy Mississippi Inc.	2.850%	6/1/28	600	613
Entergy Texas Inc.	5.150%	6/1/45	430	465
Exelon Corp.	4.950%	6/15/35	425	492
Exelon Corp.	5.625%	6/15/35	700	853
Exelon Corp.	5.100%	6/15/45	835	982
Exelon Corp.	4.450%	4/15/46	925	1,028
Exelon Generation Co. LLC	6.250%	10/1/39	1,145	1,319
Exelon Generation Co. LLC	5.750%	10/1/41	410	446
Exelon Generation Co. LLC	5.600%	6/15/42	953	1,019
Florida Power & Light Co.	5.625%	4/1/34	275	363
Florida Power & Light Co.	4.950%	6/1/35	285	354
Florida Power & Light Co.	5.650%	2/1/37	406	542
Florida Power & Light Co.	5.950%	2/1/38	710	982
Florida Power & Light Co.	5.960%	4/1/39	850	1,187
Florida Power & Light Co.	5.690%	3/1/40	675	929
Florida Power & Light Co.	5.250%	2/1/41	260	340
Florida Power & Light Co.	5.125%	6/1/41	275	357
Florida Power & Light Co.	4.125%	2/1/42	830	949
Florida Power & Light Co.	4.050%	6/1/42	705	801
Florida Power & Light Co.	3.800%	12/15/42	435	476
Florida Power & Light Co.	4.050%	10/1/44	1,400	1,602
Georgia Power Co.	5.650%	3/1/37	635	809
Georgia Power Co.	5.950%	2/1/39	685	909
Georgia Power Co.	5.400%	6/1/40	700	879
Georgia Power Co.	4.750%	9/1/40	381	444
Georgia Power Co.	4.300%	3/15/42	1,420	1,572

88

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Georgia Power Co.	4.300%	3/15/43	330	366
Iberdrola International BV	6.750%	7/15/36	590	823
Indiana Michigan Power Co.	6.050%	3/15/37	565	719
Indiana Michigan Power Co.	4.550%	3/15/46	450	516
Interstate Power & Light Co.	6.250%	7/15/39	440	614
ITC Holdings Corp.	5.300%	7/1/43	310	373
Jersey Central Power & Light Co.	6.150%	6/1/37	345	415
3 John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	881	1,034
Kansas City Power & Light Co.	6.050%	11/15/35	250	320
Kansas City Power & Light Co.	5.300%	10/1/41	470	569
Kentucky Utilities Co.	5.125%	11/1/40	720	905
Kentucky Utilities Co.	4.650%	11/15/43	410	495
Kentucky Utilities Co.	4.375%	10/1/45	100	116
Louisville Gas & Electric Co.	5.125%	11/15/40	495	630
Louisville Gas & Electric Co.	4.650%	11/15/43	225	271
Louisville Gas & Electric Co.	4.375%	10/1/45	525	611
MidAmerican Energy Co.	6.750%	12/30/31	690	971
MidAmerican Energy Co.	5.750%	11/1/35	610	803
MidAmerican Energy Co.	5.800%	10/15/36	210	282
MidAmerican Energy Co.	4.800%	9/15/43	550	683
MidAmerican Energy Co.	4.400%	10/15/44	350	414
MidAmerican Energy Co.	4.250%	5/1/46	500	582
MidAmerican Funding LLC	6.927%	3/1/29	200	282
Mississippi Power Co.	4.250%	3/15/42	405	379
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	700	1,059
National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	886	973
Nevada Power Co.	6.650%	4/1/36	850	1,188
Nevada Power Co.	6.750%	7/1/37	470	667
Nevada Power Co.	5.375%	9/15/40	235	297
Nevada Power Co.	5.450%	5/15/41	291	376
Northern States Power Co.	5.250%	7/15/35	240	308
Northern States Power Co.	6.250%	6/1/36	340	477
Northern States Power Co.	6.200%	7/1/37	486	687
Northern States Power Co.	5.350%	11/1/39	375	493
Northern States Power Co.	4.850%	8/15/40	445	551
Northern States Power Co.	3.400%	8/15/42	605	621
Northern States Power Co.	4.125%	5/15/44	400	457
Northern States Power Co.	4.000%	8/15/45	450	508
Northern States Power Co.	3.600%	5/15/46	1,000	1,058
NorthWestern Corp.	4.176%	11/15/44	470	524
NSTAR Electric Co.	5.500%	3/15/40	810	1,063
NSTAR Electric Co.	4.400%	3/1/44	265	310
Oglethorpe Power Corp.	5.950%	11/1/39	365	467
Oglethorpe Power Corp.	5.375%	11/1/40	495	606
Oglethorpe Power Corp.	4.200%	12/1/42	365	389
Oglethorpe Power Corp.	4.550%	6/1/44	430	477
Oglethorpe Power Corp.	4.250%	4/1/46	525	567
Oglethorpe Power Corp.	5.250%	9/1/50	235	283
Ohio Edison Co.	6.875%	7/15/36	670	885
Ohio Edison Co.	8.250%	10/15/38	275	422
Ohio Power Co.	6.600%	2/15/33	450	589
Ohio Power Co.	5.850%	10/1/35	321	401
Oklahoma Gas & Electric Co.	5.850%	6/1/40	210	281
Oklahoma Gas & Electric Co.	5.250%	5/15/41	325	410
Oklahoma Gas & Electric Co.	3.900%	5/1/43	350	373
Oklahoma Gas & Electric Co.	4.550%	3/15/44	245	289
Oklahoma Gas & Electric Co.	4.000%	12/15/44	400	438
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	599	849
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	380	557
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	375	597
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	455	589
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	405	485
Oncor Electric Delivery Co. LLC	5.300%	6/1/42	740	972
Oncor Electric Delivery Co. LLC	3.750%	4/1/45	455	492

89

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pacific Gas & Electric Co.	6.050%	3/1/34	3,475	4,697
Pacific Gas & Electric Co.	5.800%	3/1/37	1,000	1,323
Pacific Gas & Electric Co.	6.350%	2/15/38	519	725
Pacific Gas & Electric Co.	6.250%	3/1/39	620	862
Pacific Gas & Electric Co.	5.400%	1/15/40	785	1,008
Pacific Gas & Electric Co.	4.500%	12/15/41	245	284
Pacific Gas & Electric Co.	4.450%	4/15/42	450	517
Pacific Gas & Electric Co.	4.600%	6/15/43	949	1,118
Pacific Gas & Electric Co.	5.125%	11/15/43	1,095	1,381
Pacific Gas & Electric Co.	4.750%	2/15/44	1,040	1,255
Pacific Gas & Electric Co.	4.300%	3/15/45	610	699
Pacific Gas & Electric Co.	4.250%	3/15/46	550	626
PacifiCorp	7.700%	11/15/31	550	847
PacifiCorp	5.250%	6/15/35	585	728
PacifiCorp	6.100%	8/1/36	365	496
PacifiCorp	5.750%	4/1/37	730	967
PacifiCorp	6.250%	10/15/37	715	1,003
PacifiCorp	6.350%	7/15/38	610	870
PacifiCorp	6.000%	1/15/39	640	882
PacifiCorp	4.100%	2/1/42	120	134
PECO Energy Co.	5.950%	10/1/36	170	228
PECO Energy Co.	4.150%	10/1/44	240	272
Pennsylvania Electric Co.	6.150%	10/1/38	185	217
Potomac Electric Power Co.	6.500%	11/15/37	275	395
Potomac Electric Power Co.	7.900%	12/15/38	270	434
Potomac Electric Power Co.	4.150%	3/15/43	815	904
PPL Capital Funding Inc.	4.700%	6/1/43	385	438
PPL Capital Funding Inc.	5.000%	3/15/44	475	547
PPL Electric Utilities Corp.	6.250%	5/15/39	555	789
PPL Electric Utilities Corp.	5.200%	7/15/41	509	647
PPL Electric Utilities Corp.	4.750%	7/15/43	250	303
PPL Electric Utilities Corp.	4.125%	6/15/44	480	541
Progress Energy Inc.	7.750%	3/1/31	780	1,101
Progress Energy Inc.	7.000%	10/30/31	542	735
Progress Energy Inc.	6.000%	12/1/39	690	900
PSEG Power LLC	8.625%	4/15/31	690	908
Public Service Co. of Colorado	6.500%	8/1/38	230	337
Public Service Co. of Colorado	4.750%	8/15/41	345	422
Public Service Co. of Colorado	3.600%	9/15/42	360	378
Public Service Co. of Colorado	3.950%	3/15/43	170	189
Public Service Co. of Colorado	4.300%	3/15/44	1,125	1,314
Public Service Co. of Oklahoma	6.625%	11/15/37	225	297
Public Service Electric & Gas Co.	5.700%	12/1/36	744	998
Public Service Electric & Gas Co.	5.800%	5/1/37	440	597
Public Service Electric & Gas Co.	5.375%	11/1/39	302	393
Public Service Electric & Gas Co.	5.500%	3/1/40	105	140
Public Service Electric & Gas Co.	3.950%	5/1/42	355	397
Public Service Electric & Gas Co.	3.650%	9/1/42	1,080	1,159
Public Service Electric & Gas Co.	4.000%	6/1/44	306	345
Public Service Electric & Gas Co.	4.050%	5/1/45	330	377
Public Service Electric & Gas Co.	4.150%	11/1/45	475	551
Public Service Electric & Gas Co.	3.800%	3/1/46	725	801
Puget Sound Energy Inc.	7.020%	12/1/27	645	889
Puget Sound Energy Inc.	5.483%	6/1/35	290	368
Puget Sound Energy Inc.	6.724%	6/15/36	228	328
Puget Sound Energy Inc.	6.274%	3/15/37	426	590
Puget Sound Energy Inc.	5.757%	10/1/39	470	630
Puget Sound Energy Inc.	5.795%	3/15/40	420	571
Puget Sound Energy Inc.	5.764%	7/15/40	295	398
Puget Sound Energy Inc.	5.638%	4/15/41	200	266
Puget Sound Energy Inc.	4.434%	11/15/41	395	461
Puget Sound Energy Inc.	4.300%	5/20/45	365	427
San Diego Gas & Electric Co.	5.350%	5/15/35	265	336
San Diego Gas & Electric Co.	6.125%	9/15/37	310	433

90

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Diego Gas & Electric Co.	6.000%	6/1/39	245	343
San Diego Gas & Electric Co.	5.350%	5/15/40	410	535
San Diego Gas & Electric Co.	4.500%	8/15/40	536	640
San Diego Gas & Electric Co.	3.950%	11/15/41	300	335
San Diego Gas & Electric Co.	4.300%	4/1/42	310	361
Sierra Pacific Power Co.	6.750%	7/1/37	355	512
South Carolina Electric & Gas Co.	6.625%	2/1/32	490	663
South Carolina Electric & Gas Co.	5.300%	5/15/33	405	490
South Carolina Electric & Gas Co.	6.050%	1/15/38	490	657
South Carolina Electric & Gas Co.	5.450%	2/1/41	395	505
South Carolina Electric & Gas Co.	4.350%	2/1/42	566	633
South Carolina Electric & Gas Co.	4.600%	6/15/43	405	470
South Carolina Electric & Gas Co.	4.100%	6/15/46	605	659
South Carolina Electric & Gas Co.	4.500%	6/1/64	783	836
South Carolina Electric & Gas Co.	5.100%	6/1/65	490	586
Southern California Edison Co.	6.650%	4/1/29	450	602
Southern California Edison Co.	6.000%	1/15/34	480	646
Southern California Edison Co.	5.750%	4/1/35	401	531
Southern California Edison Co.	5.350%	7/15/35	280	355
Southern California Edison Co.	5.550%	1/15/36	220	284
Southern California Edison Co.	5.625%	2/1/36	640	834
Southern California Edison Co.	5.550%	1/15/37	330	433
Southern California Edison Co.	5.950%	2/1/38	665	917
Southern California Edison Co.	6.050%	3/15/39	600	839
Southern California Edison Co.	5.500%	3/15/40	570	753
Southern California Edison Co.	4.500%	9/1/40	1,015	1,201
Southern California Edison Co.	3.900%	12/1/41	560	610
Southern California Edison Co.	4.050%	3/15/42	620	694
Southern California Edison Co.	3.900%	3/15/43	225	248
Southern California Edison Co.	4.650%	10/1/43	756	931
Southern California Edison Co.	3.600%	2/1/45	535	567
Southern Co.	4.250%	7/1/36	1,496	1,606
Southern Co.	4.400%	7/1/46	2,200	2,434
Southern Power Co.	5.150%	9/15/41	520	574
Southern Power Co.	5.250%	7/15/43	620	692
Southwestern Electric Power Co.	6.200%	3/15/40	375	481
Southwestern Electric Power Co.	3.900%	4/1/45	500	508
Southwestern Public Service Co.	4.500%	8/15/41	520	610
Southwestern Public Service Co.	3.400%	8/15/46	500	507
Tampa Electric Co.	6.550%	5/15/36	350	487
Tampa Electric Co.	6.150%	5/15/37	265	360
Tampa Electric Co.	4.100%	6/15/42	580	627
Tampa Electric Co.	4.350%	5/15/44	340	383
Tampa Electric Co.	4.200%	5/15/45	120	132
Toledo Edison Co.	6.150%	5/15/37	310	388
TransAlta Corp.	6.500%	3/15/40	351	321
Tri-State Generation & Transmission Assn. Inc.	4.700%	11/1/44	270	306
Tri-State Generation & Transmission Assn. Inc.	4.250%	6/1/46	275	298
Union Electric Co.	5.300%	8/1/37	385	485
Union Electric Co.	8.450%	3/15/39	560	954
Union Electric Co.	3.900%	9/15/42	280	306
Union Electric Co.	3.650%	4/15/45	615	651
Virginia Electric & Power Co.	6.000%	1/15/36	760	1,020
Virginia Electric & Power Co.	6.000%	5/15/37	1,053	1,425
Virginia Electric & Power Co.	6.350%	11/30/37	727	1,018
Virginia Electric & Power Co.	8.875%	11/15/38	655	1,127
Virginia Electric & Power Co.	4.000%	1/15/43	635	696
Virginia Electric & Power Co.	4.650%	8/15/43	615	739
Virginia Electric & Power Co.	4.450%	2/15/44	870	1,018
Virginia Electric & Power Co.	4.200%	5/15/45	290	332
Westar Energy Inc.	4.125%	3/1/42	635	706
Westar Energy Inc.	4.100%	4/1/43	513	570
Westar Energy Inc.	4.625%	9/1/43	540	642
Westar Energy Inc.	4.250%	12/1/45	125	142

91

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wisconsin Electric Power Co.	5.625%	5/15/33	335	430
Wisconsin Electric Power Co.	5.700%	12/1/36	390	515
Wisconsin Electric Power Co.	3.650%	12/15/42	200	213
Wisconsin Electric Power Co.	4.250%	6/1/44	270	312
Wisconsin Electric Power Co.	4.300%	12/15/45	575	668
Wisconsin Power & Light Co.	6.375%	8/15/37	484	687
Wisconsin Power & Light Co.	4.100%	10/15/44	500	561
Wisconsin Public Service Corp.	3.671%	12/1/42	295	312
Wisconsin Public Service Corp.	4.752%	11/1/44	470	582
Xcel Energy Inc.	6.500%	7/1/36	480	663
Xcel Energy Inc.	4.800%	9/15/41	265	318
Natural Gas (0.8%)
Atmos Energy Corp.	5.500%	6/15/41	650	836
Atmos Energy Corp.	4.150%	1/15/43	455	500
Atmos Energy Corp.	4.125%	10/15/44	775	861
CenterPoint Energy Resources Corp.	6.625%	11/1/37	355	441
CenterPoint Energy Resources Corp.	5.850%	1/15/41	389	473
KeySpan Corp.	8.000%	11/15/30	230	326
KeySpan Corp.	5.803%	4/1/35	406	502
NiSource Finance Corp.	6.250%	12/15/40	755	994
NiSource Finance Corp.	5.950%	6/15/41	800	1,033
NiSource Finance Corp.	5.800%	2/1/42	415	535
NiSource Finance Corp.	5.250%	2/15/43	620	757
NiSource Finance Corp.	4.800%	2/15/44	590	682
ONE Gas Inc.	4.658%	2/1/44	728	853
Piedmont Natural Gas Co. Inc.	4.100%	9/18/34	370	395
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	325	378
Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	275	278
Sempra Energy	6.000%	10/15/39	800	1,041
Southern California Gas Co.	5.750%	11/15/35	400	534
Southern California Gas Co.	5.125%	11/15/40	625	802
Southern California Gas Co.	3.750%	9/15/42	325	351
Southern Co. Gas Capital Corp.	6.000%	10/1/34	215	267
Southern Co. Gas Capital Corp.	5.875%	3/15/41	784	992
Southern Co. Gas Capital Corp.	4.400%	6/1/43	685	734
Southwest Gas Corp.	4.875%	10/1/43	300	354
Spire Inc.	4.700%	8/15/44	375	409
Other Utility (0.2%)
American Water Capital Corp.	6.593%	10/15/37	905	1,324
American Water Capital Corp.	4.300%	12/1/42	475	550
American Water Capital Corp.	4.300%	9/1/45	375	439
United Utilities plc	6.875%	8/15/28	645	754
Veolia Environnement SA	6.750%	6/1/38	400	533

				255,169

Total Corporate Bonds (Cost $1,794,510)				1,935,794

Taxable Municipal Bonds (0.2%)
George Washington University District of Columbia GO	4.300%	9/15/44	750	845
George Washington University District of Columbia GO	4.868%	9/15/45	40	48
New York University Hospitals Center GO	4.428%	7/1/42	350	383
New York University Hospitals Center Revenue	5.750%	7/1/43	345	459
President & Fellows of Harvard College Massachusetts
GO	4.875%	10/15/40	268	354
Princeton University New Jersey GO	5.700%	3/1/39	560	821
Stanford University California GO	3.460%	5/1/47	315	360
Tufts University Massachusetts GO	5.017%	4/15/12	325	401
University of Southern California GO	5.250%	10/1/11	365	495

Total Taxable Municipal Bonds (Cost $3,648)				4,166

92

Vanguard® Long-Term Corporate Bond Index Fund
Schedule of Investments
August 31, 2016

			Market
			Value
	Coupon	Shares	($000)
Temporary Cash Investment (0.5%)
Money Market Fund (0.5%)
4 Vanguard Market Liquidity Fund (Cost
$9,174)	0.612%	91,734	9,174

Total Investments (99.1%) (Cost $1,808,301)			1,950,102
Other Assets and Liabilities—Net (0.9%)			17,895
Net Assets (100%)			1,967,997

1	Securities with a value of $99,000 and cash of $179,000 have been segregated as initial margin for open futures contracts.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2016, the aggregate value of these securities was $32,271,000, representing 1.6% of net assets.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.

93

© 2016 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

SNA16420_102016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund and Vanguard Long-Term Corporate Bond Index Fund:

In our opinion, the accompanying statements of net assets – investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund and Vanguard Long-Term Corporate Bond Index Fund (constituting separate portfolios of Vanguard Scottsdale Funds, hereafter referred to as the

“Funds”) at August 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights and schedules of investments (hereafter referred to as "financial statements") are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

October 18, 2016

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, PA 19103-7042
T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SCOTTSDALE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 17, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SCOTTSDALE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 17, 2016

VANGUARD SCOTTSDALE FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: October 17, 2016

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number 33-32548, Incorporated by Reference.